                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                   Russell 2000(R) Index Portfolio
                                         State Street Research Aurora Portfolio
Alger Equity Growth Portfolio
Capital Guardian U.S. Equity Portfolio   INTERNATIONAL EQUITY
Davis Venture Value Portfolio            PORTFOLIOS
FI Structured Equity Portfolio
Harris Oakmark Large Cap Value Portfolio Morgan Stanley EAFE(R) Index Portfolio
Jennison Growth Portfolio                Putnam International Stock Portfolio
MetLife Stock Index Portfolio
MFS Investors Trust Portfolio            EQUITY AND FIXED-INCOME
MFS Research Managers Portfolio          PORTFOLIOS
Met/Putnam Voyager Portfolio (formerly
  Putnam Large Cap Growth Portfolio)     Balanced Portfolio
State Street Research Investment Trust   MFS Total Return Portfolio
  Portfolio
State Street Research Large Cap Value    FIXED-INCOME PORTFOLIOS
  Portfolio
Zenith Equity Portfolio                  Lehman Brothers(R) Aggregate Bond Index
                                           Portfolio
FI Mid Cap Opportunities Portfolio       Salomon Brothers Strategic Bond
Harris Oakmark Focused Value Portfolio     Opportunities Portfolio
Janus Mid Cap Portfolio                  Salomon Brothers U.S. Government
MetLife Mid Cap Stock Index Portfolio      Portfolio
Neuberger Berman Partners Mid Cap Value  State Street Research Bond Income
  Portfolio                                Portfolio

Franklin Templeton Small Cap Growth      MONEY MARKET PORTFOLIO
  Portfolio
Loomis Sayles Small Cap Portfolio        State Street Research Money Market
                                           Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................   3
Section II--Information about each Portfolio...............................   6
Section III--Other Information about the Fund.............................. 187
Financial Highlights....................................................... 190

                       Information about each Portfolio
                       --------------------------------
Alger Equity Growth Portfolio..............................................   8
Capital Guardian U.S. Equity Portfolio.....................................  12
Davis Venture Value Portfolio..............................................  17
FI Structured Equity Portfolio.............................................  21
Harris Oakmark Large Cap Value Portfolio...................................  25
Jennison Growth Portfolio..................................................  31
MetLife Stock Index Portfolio..............................................  35
MFS Investors Trust Portfolio..............................................  40
MFS Research Managers Portfolio............................................  45
Met/Putnam Voyager Portfolio...............................................  51
State Street Research Investment Trust Portfolio...........................  57
State Street Research Large Cap Value Portfolio............................  63
Zenith Equity Portfolio....................................................  71
FI Mid Cap Opportunities Portfolio.........................................  76
Harris Oakmark Focused Value Portfolio.....................................  78
Janus Mid Cap Portfolio....................................................  85
MetLife Mid Cap Stock Index Portfolio......................................  93
Neuberger Berman Partners Mid Cap Value Portfolio..........................  98
Franklin Templeton Small Cap Growth Portfolio.............................. 103
Loomis Sayles Small Cap Portfolio.......................................... 109
Russell 2000 Index Portfolio............................................... 115
State Street Research Aurora Portfolio..................................... 120
Morgan Stanley EAFE Index Portfolio........................................ 128
Putnam International Stock Portfolio....................................... 134
Balanced Portfolio......................................................... 140
MFS Total Return Portfolio................................................. 148
Lehman Brothers Aggregate Bond Index Portfolio............................. 154
Salomon Brothers Strategic Bond Opportunities Portfolio.................... 160
Salomon Brothers U.S. Government Portfolio................................. 167
State Street Research Bond Income Portfolio................................ 173
State Street Research Money Market Portfolio............................... 181

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Thirty-one of these portfolios (the "Portfolios") are offered through this prospectus.
MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio is a "diversified" fund. As "non-diversified" funds, the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio may hold fewer securities than the other Portfolios. If the stocks held by these Portfolios perform poorly, the Portfolios could incur greater losses than if they had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the "Index Portfolios"), Zenith Equity Portfolio and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Portfolio and the FI Mid Cap Opportunities Portfolio may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios and the Zenith Equity Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Alger Equity Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Portfolio, invests, under normal circumstances, the Portfolio's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the Portfolio may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts,

                                                  Alger Equity Growth Portfolio


variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                       [CHART]

1995   1996   1997   1998   1999    2000    2001    2002
-----  -----  -----  -----  -----  ------  ------  ------
48.8%  13.2%  25.6%  47.8%  34.1%  -13.7%  -12.0%  -33.2%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Life of the Portfolio
                     Past One Year Past Five Years  (October 31, 1994)
                     ------------- --------------- ---------------------
       Class A......    -33.17%         0.12%                  9.11%
       Class B*.....    -33.42%        -0.13%                  8.86%
       Class E**....    -33.24%        -0.03%                  8.96%
       S&P 500 Index    -22.09%        -0.58%                  9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                 Class A Class B Class E
                                                                 ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price
  or redemption price, whichever is lower)......................  None    None    None

Alger Equity Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Management Fees...................................  0.75%   0.75%   0.75%
   Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
   Other Expenses....................................  0.04%   0.04%   0.04%
                                                       -----   -----   -----
   Total Annual Portfolio Operating Expenses.........  0.79%   1.04%   0.94%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              One Year Three Years Five Years Ten Years
                              -------- ----------- ---------- ---------
         Class A.............   $ 81      $252        $439     $  978
         Class B.............   $106      $331        $574     $1,271
         Class E.............   $ 96      $300        $520     $1,155

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Portfolio Management

As of December 31, 2002, Alger managed approximately $8.4 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

                                                  Alger Equity Growth Portfolio



Dan C. Chung and David Hyun are the portfolio managers of the Portfolio. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                    Capital Guardian U.S. Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Capital Guardian Trust Company ("Capital Guardian"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. For the purposes of this 80% minimum, "equity securities" are defined as securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in fixed- income securities convertible into equity securities. The Portfolio may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. Capital Guardian defines "foreign securities" as securities of issuers outside the U.S. and not included in the S&P 500 Index. "Foreign securities" also includes American Depositary Receipts ("ADRs"), through which the Portfolio may also have exposure to foreign currencies.

  Stock Selection

In selecting stocks for the Portfolio, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Portfolio dynamic, growing companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

                                         Capital Guardian U.S. Equity Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                             Class A Class B Class E
                                                             ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)........................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)............  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class A Class B Class E
                                                             ------- ------- -------
Management Fees.............................................  0.68%   0.68%   0.68%
Distribution and Service (12b-1) Fees.......................  0.00%   0.25%   0.15%
Other Expenses(1)(2)........................................  0.06%   0.06%   0.06%
                                                              -----   -----   -----
Total Annual Portfolio Operating Expenses(1)................  0.74%   0.99%   0.89%

--------
(1) Capital Guardian directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.60% for Class A shares, 0.85% for Class B shares and 0.75% for Class E shares.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 76      $237        $411     $  918
Class B.......................   $101      $315        $547     $1,213
Class E.......................   $ 91      $284        $493     $1,096

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Capital Guardian U.S. Equity Portfolio



Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds. The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio's investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's fees and expenses.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

                                         Capital Guardian U.S. Equity Portfolio



Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Portfolio Management

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968. As of December 31, 2002, Capital Guardian managed approximately $105 billion in assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Capital Guardian U.S. Equity Portfolio



David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

Eugene Stein is an Executive Vice President, a Director and Chairman of Capital Guardian, as well as Chairman of Capital Guardian's Investment Committee. He joined the Capital Guardian organization in 1972.

Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

Alan J. Wilson is a Vice President of Capital International Research, Inc. and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. She joined the Capital Guardian organization in 1990.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.68% of the Portfolio's average daily net assets.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                  Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                        FI Structured Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. FMR normally invests at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Portfolio's assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Portfolio and in selecting its investments. FMR considers the Portfolio's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Structured Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser and its investment objective and principal investment strategies. Performance information set forth below reflects results prior to these changes.

                       [CHART]

1994   1995   1996   1997   1998   1999  2000    2001    2002
-----  -----  -----  -----  -----  ----  -----  ------  ------
-1.2%  36.5%  18.1%  33.5%  24.4%  9.4%  -5.2%  -13.9%  -19.5%

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -17.71% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................    -19.45%        -2.20%              8.38%
Class B*......................    -19.70%        -2.45%              8.13%
Class E**.....................    -19.56%        -2.35%              8.23%
S&P 500 Index.................    -22.09%        -0.58%              9.47%
Russell 1000 Value Index......    -15.52%         1.16%             10.29%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                 FI Structured Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.67%   0.67%   0.67%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.72%   0.97%   0.87%

--------
(1) FMR directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.71% for Class A shares, 0.96% for Class B shares and 0.86% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $74       $230        $401     $  894
               Class B   $99       $309        $536     $1,190
               Class E   $89       $278        $482     $1,073

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.   The Portfolio may invest in exchange traded funds
("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

FI Structured Equity Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of the Portfolio. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio's average daily net assets.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above.

Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Large Cap Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

                                       Harris Oakmark Large Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                [CHART]

 1999  2000   2001    2002
-----  -----  -----  ------
-6.9%  12.4%  18.4%  -14.2%


During the period shown above, the highest quarterly return was -12.92% for the second quarter of 1999, and the lowest quarterly return was -16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                       Life of the
                                                        Portfolio
                                                       (November 1,
                                         Past One Year    1998)
                                         ------------- ------------
             Class A....................    -14.16%        0.83%
             Class B*...................    -14.41%        0.58%
             Class E**..................    -14.29%        0.68%
             S&P 500 Index..............    -22.09%       -3.90%
             Russell 1000 Value Index***    -15.52%       -0.20%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Russell
    1000 Value Index instead of the S&P 500 Index. The Russell 1000 Value Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Harris Oakmark Large Cap Value Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.75%   0.75%   0.75%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.08%   0.08%   0.08%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.83%   1.08%   0.98%

--------
(1) Harris directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.82% for Class A shares, 1.07% for Class B shares and 0.97% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 85      $265        $460     $1,025
               Class B   $110      $343        $595     $1,317
               Class E   $100      $312        $542     $1,201

                                       Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris managed approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan joined Harris in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                           Jennison Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC ("Jennison"), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio's assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may also have exposure to foreign currencies.

  Stock Selection

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Portfolio is not likely to receive significant dividend income on its portfolio securities.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Jennison Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                               Class A Class B Class E
                                               ------- ------- -------
          Maximum Sales Charge Imposed on
            Purchases (as a percentage of
            offering price)...................  None    None    None
          Maximum Deferred Sales Charge
            (as a percentage of purchase price
            or redemption price, whichever is
            lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                              Class Class Class
                                                                A     B     E
                                                              ----- ----- -----
 Management Fees............................................. 0.68% 0.68% 0.68%
 Distribution and Service (12b-1) Fees....................... 0.00% 0.25% 0.15%
 Other Expenses(1)(2)........................................ 0.06% 0.06% 0.06%
                                                              ----- ----- -----
 Total Annual Portfolio Operating Expenses(1)................ 0.74% 0.99% 0.89%

--------
(1) Jennison directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.68% for Class A shares, 0.93% for Class B shares and 0.83% for Class E shares.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

                                                      Jennison Growth Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 76      $237        $411     $  918
               Class B   $101      $315        $547     $1,213
               Class E   $ 91      $284        $493     $1,096

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Jennison Growth Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Portfolio Management

As of December 31, 2002, Jennison had approximately $47.9 billion in assets under management for institutional, mutual fund and managed account clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Spiros "Sig" Segalas, Kathleen McCarragher and Michael Del Balso are the portfolio managers of the Portfolio. Mr. Segalas is a founding member, a Director, President and the Chief Investment Officer of Jennison. He has been in the investment business for over 42 years. Kathleen McCarragher is a Director and Executive Vice President--Institutional Growth Equities of Jennison. Ms. McCarragher has been in the investment business since 1982. Prior to joining Jennison in 1998, Ms. McCarragher spent six years with Weiss, Peck & Greer L.L.C., where she was a managing director and the Director of Large Cap Growth Equities. Michael Del Balso is a Director and Executive Vice President of Jennison. Mr. Del Balso has been in the investment business since 1968. He joined Jennison in 1972 after four years with White, Weld & Company, where he was a Vice President.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.68% of the Portfolio's average daily net assets.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                  MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                  MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         MFS Investors Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, ordinarily invests at least 65% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Portfolio may invest in companies of any size, the Portfolio focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Portfolio may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                  MFS Investors Trust Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                    [CHART]

2000    2001    2002
-----  ------  ------
-0.2%  -15.9%  -20.2%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -14.10% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -20.20%           -9.69%
               Class B*.....    -20.45%           -9.94%
               Class E**....    -20.24%           -9.84%
               S&P 500 Index    -22.09%           -9.53%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

MFS Investors Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.75%   0.75%   0.75%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.59%   0.59%   0.59%
                                                   ------  ------  ------
      Total Annual Portfolio Operating Expenses(1)  1.34%   1.59%   1.49%
      Fee Waiver and/or Expense Reimbursement(2).. (0.34%) (0.34%) (0.34%)
                                                   ------  ------  ------
      Net Operating Expenses(1)(2)................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.32% for Class A shares, 1.57% for Class B shares and 1.47% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.98% for Class A shares, 1.23% for Class B shares and 1.13% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $391        $702     $1,583
               Class B   $127      $469        $834     $1,861
               Class E   $117      $438        $781     $1,750

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

                                                  MFS Investors Trust Portfolio



Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

MFS Investors Trust Portfolio



  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., a Senior Vice President of MFS, and Brooks Taylor, a Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Taylor has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                        MFS Research Managers Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, invests at least 80% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Portfolio invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Portfolio may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Portfolio from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

MFS Research Managers Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

       [CHART]

 2000    2001    2002
------  ------  ------
-3.6%   -21.0%  -24.1%

During the period shown above, the highest quarterly return was 22.37% for the fourth quarter of 1999, and the lowest quarterly return was -19.26% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -24.12%           -9.54%
               Class B*.....        N/A              N/A
               Class E**....    -24.21%           -9.69%
               S&P 500 Index    -22.09%           -9.53%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                MFS Research Managers Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.75%   0.75%   0.75%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses(1)......................................  0.39%   0.39%   0.39%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses(1)...........  1.14%   1.39%   1.29%
Fee Waiver and/or Expense Reimbursement(2)............. (0.14%) (0.14%) (0.14%)
                                                        ------  ------  ------
Net Operating Expenses(1)(2)...........................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.07% for Class A shares, 1.32% for Class B shares and 1.22% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.93% for Class A shares, 1.18% for Class B shares and 1.08% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $102      $348        $614     $1,374
Class B............................   $127      $426        $747     $1,656
Class E............................   $117      $395        $694     $1,544

MFS Research Managers Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities.   The Portfolio may invest in Rule 144A securities. Since
trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                MFS Research Managers Portfolio


countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distributions or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

MFS Research Managers Portfolio



Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of equity research analysts.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         Met/Putnam Voyager Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests mainly in common stocks of U.S. companies, with a focus on growth stocks. The Portfolio invests mainly in midsized and large companies, although the Portfolio may invest in companies of any size.

  Stock Selection

Putnam looks for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in companies that Putnam believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. Putnam will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

  . Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  .  Potentially rapid price changes (volatility) of equity securities.

Met/Putnam Voyager Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

  [CHART]

 2001    2002
------  ------
-30.8%  -28.9%

During the period shown above, the highest quarterly return was 13.22% for the fourth quarter of 2001, and the lowest quarterly return was -26.85% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                             Life of the Portfolio
                               Past One Year     (May 1, 2000)
                               ------------- ---------------------
Class A.......................    -28.90%           -31.89%
Class B*......................    -29.15%           -32.14%
Class E**.....................    -28.97%           -32.04%
Russell 1000 Growth Index.....    -27.88%           -26.73%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Met/Putnam Voyager Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
                                                  ------- ------- -------
      Management Fees............................  0.80%   0.80%   0.80%
      Distribution and Service (12b-1) Fees......  0.00%   0.25%   0.15%
      Other Expenses.............................  0.27%   0.27%   0.27%
                                                  ------  ------  ------
      Total Annual Portfolio Operating Expenses..  1.07%   1.32%   1.22%
      Fee Waiver and/or Expense Reimbursement (1) (0.07%) (0.07%) (0.07%)
                                                  ------  ------  ------
      Net Operating Expenses (1).................  1.00%   1.25%   1.15%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $333        $583     $1,299
               Class B   $127      $411        $717     $1,584
               Class E   $117      $380        $664     $1,471

Met/Putnam Voyager Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and forward, futures and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                                   Met/Putnam Voyager Portfolio



  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion for retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's Large Cap Growth team, with Mr. Brian O'Toole as Managing Director and Chief Investment Officer. In this role, he heads the team managing global and U.S. large-cap growth equity portfolios for both institutional and mutual fund investors. Mr. O'Toole is also the portfolio leader for other Putnam funds. Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. Before joining Putnam, Mr. O'Toole was the Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management from 1998-2002, and a Senior Portfolio Manager at The Northern Trust Company from 1994 to 1998.

Tony H. Elavia and Eric M. Wetlaufer are also members of Putnam's Large Cap Growth team. Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998). Mr. Wetlaufer joined Putnam in


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.


Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Met/Putnam Voyager Portfolio


1997 and has 16 years of investment experience. He co-leads the teams responsible for managing mid-cap growth equity institutional portfolios.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $500 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.80% of the Portfolio's average daily net assets.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%  -26.1%


During the period shown above, the highest quarterly return was 19.47% for the fourth quarter of 1998, and the lowest quarterly return was -17.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......    -26.13%        -2.67%          7.28%
           Class B*.....    -26.28%        -2.92%          7.03%
           Class E*.....    -26.21%        -2.82%          7.13%
           S&P 500 Index    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                               State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.49%   0.49%   0.49%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.54%   0.79%   0.69%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.52% for Class A shares, 0.77% for Class B shares and 0.67% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $55       $173        $302      $677
               Class B   $81       $252        $439      $978
               Class E   $70       $221        $384      $859

State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                               State Street Research Investment Trust Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Investment Trust Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since its inception. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since its inception, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio's average daily net assets.

State Street Research Large Cap Value Portfolio


Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio's net assets in a portfolio of large capitalization stocks, which may include common and preferred stocks, convertible securities and warrants. You will receive 60 days' prior notice if this 80% minimum is going to change. State Street Research considers large capitalization companies to be those with market capitalizations at the time of investment within the range of companies included in the Russell 1000 Index or a similar index. A stock will continue to be considered a large capitalization company if the company has moved outside this range and the Portfolio may continue to hold the stock if State Street Research believes the stock remains an attractive investment. As of June 30, 2002, the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion. In the future, State Street Research may define large capitalization companies using a different index or classification system. The Portfolio may also invest up to 20% of its net assets in stocks of companies which are not large capitalization companies. This 20% may also include other securities, such as bonds and growth stocks. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among stocks, State Street Research uses a value approach and invests primarily in those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

State Street Research Large Cap Value Portfolio


  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                State Street Research Large Cap Value Portfolio


Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, it does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None

Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
                                                    ------- ------- -------
     Management Fees...............................  0.70%   0.70%   0.70%
     Distribution and Service (12b-1) Fees.........  0.00%   0.25%   0.15%
     Other Expenses................................  1.63%   1.63%   1.63%
                                                    ------  ------  ------
     Total Annual Portfolio Operating Expenses.....  2.33%   2.58%   2.48%
     Fee Waiver and/or Expense Reimbursement (1)(2) (1.38%) (1.38%) (1.38%)
                                                    ------  ------  ------
     Net Operating Expenses (1)....................  0.95%   1.20%   1.10%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

State Street Research Large Cap Value Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 97      $595       $1,120    $2,559
               Class B   $122      $671       $1,246    $2,812
               Class E   $112      $641       $1,196    $2,712

                                State Street Research Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Large Cap Value Portfolio



  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                State Street Research Large Cap Value Portfolio


When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Peter A. Zuger is the lead portfolio manager of the Portfolio and Anthony F. Forcione is a portfolio manager of the Portfolio. Mr. Zuger has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Zuger, a managing director, joined State Street Research in 1998 and has worked as an investment professional since 1976. Mr. Forcione has assisted with the management of the Portfolio since its inception and became a portfolio manager of the Portfolio in May 2003. Mr. Forcione, a vice president, joined State Street Research in 1992 and has worked as an investment professional since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio's average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.70% of the Portfolio's average daily net assets.

State Street Research Large Cap Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by State Street Research for Class S shares of State Street Research Large-Cap Value Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. Both State Street Research Large-Cap Value Fund and the Portfolio were managed by Peter A. Zuger for the periods shown. In 2003, Mr. Zuger became the lead portfolio manager, and Anthony F. Forcione became a portfolio manager, of both State Street Research Large-Cap Value Fund and the Portfolio. See further information about Mr. Forcione under "Portfolio Management" above. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of State Street Research Large-Cap Value Fund shown below. The exclusion of any other class of the State Street Research Large-Cap Value Fund and of other accounts managed by State Street Research with substantially similar investment policies does not render the performance shown below misleading. The performance of State Street Research Large-Cap Value Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                          State Street
                                            Research
                                            Large-Cap
                                              Value       S&P 500  Russell 1000
                                         Fund--Class S/1/ Index/2/ Value Index/2/
                                         ---------------  -------  -------------
Total Return for the Year Ended
  December 31, 2002.....................     -23.05%      -22.09%     -15.52%
Average Annual Total Return For the
  Past Three Years Ended December 31,
  2002..................................     -3.68%       -14.54%     -5.14%
Average Annual Total Return Since
  November 1, 1998......................     -2.12%       -3.90%      -0.20%

/1/ As of December 31, 2002, State Street Research Large-Cap Value Fund had assets of $103.5 million. The total returns were calculated using the actual fees and expenses of such fund. Had the Portfolio's estimated fees and expenses been used (whether before or after the estimated expense reimbursement), the performance figures would have been lower. The performance shown for the State Street Research Large-Cap Value Fund, which commenced operations in 1986, are for periods since November 1, 1998, when investment strategies substantially similar to those of the Portfolio were adopted.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. The Russell 1000 Value Index is an unmanaged index of common stocks of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index represents the largest 1000 U.S. companies.

                            Zenith Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund, rather than in a portfolio of securities. MetLife Advisers invests the Portfolio's assets equally among the Capital Guardian U.S. Equity Portfolio, Jennison Growth Portfolio and FI Structured Equity Portfolio (together, the "Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Zenith Equity will invest at least 80% of its assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. Each Underlying Portfolio has a different subadviser that will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.

The Portfolio pays its share of each Underlying Portfolio's expenses, as well as the Portfolio's own expenses. This may result in certain duplications of expenses.

Investment Objectives of the Underlying Portfolios

Capital Guardian U.S. Equity Portfolio: long-term growth of capital.

Jennison Growth Portfolio: long-term growth of capital.

FI Structured Equity Portfolio: long-term growth of capital.

For further information about the Underlying Portfolios, including those Portfolios' principal investment strategies and risks, please see the sections of this Prospectus pertaining to each Underlying Portfolio.

Zenith Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its investment objective and policies to invest in the Underlying Portfolios rather than in a portfolio of securities. On that date, Capital Growth Management Limited Partnership ("CGM") ceased to be subadviser but MetLife Advisers remained as investment adviser. The performance information set forth below reflects results prior to these changes. CGM was the adviser to the Portfolio from the Portfolio's inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Portfolio and MetLife Advisers was the adviser.

                                    [CHART]

1993    1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  ------ -----  -----  -----  -----  -----  -----  -------  ------
15.0%  -7.1%  38.0%  21.1%  23.5%  34.1%  15.7%  -4.7%  -16.4%   -22.0%


During the period shown above, the highest quarterly return was 28.53% for the fourth quarter of 1998, and the lowest quarterly return was -19.84% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                         Past One Year Past Five Years Past Ten Years
                                         ------------- --------------- --------------
Class A.................................     -21.94%        -0.72%          7.84%
Class B*................................         N/A           N/A            N/A
Class E*................................         N/A           N/A            N/A
S&P 500 Index...........................     -22.09%        -0.58%          9.34%

--------
* No Class B or Class E shares of the Portfolio were outstanding as of December 31, 2002.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

                                                        Zenith Equity Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                            Class A Class B Class E
                                                            ------- ------- -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)......................  None    None    None

Maximum Deferred Sales Charge (as a percentage
  of purchase price or redemption price whichever is lower)  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees(1)..........................  0.68%   0.68%   0.68%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.07%   0.07%   0.07%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.75%   1.00%   0.90%

--------
(1) The Total Annual Operating Expenses have been restated to reflect current fees and expenses. These expenses reflect the expenses of both the Portfolio and the Underlying Portfolios. Effective May 1, 2002, the Portfolio does not directly pay a management fee, but indirectly pays a management fee through its investment in the Underlying Portfolios.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example reflects the expenses of both the Portfolio and the Underlying Portfolios.

Although your actual costs may be higher or lower, based on the assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 77      $242        $425     $  967
               Class B   $103      $323        $566     $1,289
               Class E   $ 92      $291        $510     $1,160

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio directly without a subadviser. As of December 31, 2002, MetLife Advisers managed approximately $15.6 billion in assets. MetLife Advisers' address is 501 Boylston Street, Boston, Massachusetts 02116.

For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio's average daily net assets. Effective May 1, 2002, the Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investment in the Underlying Portfolios.

                      FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days' prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, FMR generally defines medium market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

  Investment Selection

The Portfolio is not constrained by any particular investment style. At any given time, the Portfolio may tend to buy either "growth" stocks or "value" stocks, or a combination of both. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and company management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of mid cap stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                             FI Mid Cap Opportunities Portfolio



Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.80%   0.80%   0.80%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  3.62%   3.62%   3.62%
                                                   ------  ------  ------
Total Annual Portfolio Operating Expenses.........  4.42%   4.67%   4.57%
Fee Waiver and/or Expense Reimbursement(1)(2)..... (3.37%) (3.37%) (3.37%)
                                                   ------  ------  ------
Net Operating Expenses(1).........................  1.05%   1.30%   1.20%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $107     $1,031      $1,966    $4,352
Class B.......................   $132     $1,104      $2,082    $4,556
Class E.......................   $122     $1,075      $2,036    $4,475

FI Mid Cap Opportunities Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                             FI Mid Cap Opportunities Portfolio



  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of the Portfolio. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.80% of the Portfolio's average daily net assets.

                    Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests the Portfolio's assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2002, this capitalization range was $1.3 billion to $7.8 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         Harris Oakmark Focused Value Portfolio


Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Focused Value Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----
-0.3%  30.4%  17.6%  17.4%  -5.5%  0.3%   20.5%  27.8%  -8.8%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................     -8.83%         5.88%             10.98%
Class B*......................     -9.06%         5.63%             10.73%
Class E*......................     -8.98%         5.73%             10.83%
Russell Midcap Index..........    -16.19%         2.19%             9.98%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

                                         Harris Oakmark Focused Value Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.75%   0.75%   0.75%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.07%   0.07%   0.07%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.82%   1.07%   0.97%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 84      $262        $455     $1,014
               Class B   $109      $340        $590     $1,306
               Class E   $ 99      $309        $536     $1,190

Harris Oakmark Focused Value Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         Harris Oakmark Focused Value Portfolio



Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris manages approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Harris Oakmark Focused Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The exclusion of any other class of The Oakmark Select Fund and of other accounts managed by Harris with substantially similar investment policies does not render the performance shown below misleading. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                       The Oakmark Select    Russell
                                         Fund--Class I    Midcap Index/1/
                                       ------------------ --------------
       Total Return for the Year Ended
         December 31, 2002............       -12.47%          -16.19%
       Average Annual Total Return
         For the Past Five Years Ended
         December 31, 2002............        13.05%            2.19%
       Average Annual Total Return
         From Inception of The
         Oakmark Select Fund
         (November 1, 1996) to
         December 31, 2002............        21.18%            6.91%

/1/ The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with capitalizations between approximately $1.3 billion and $10.8 billion.

The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Janus Mid Cap Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                        Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998    1999    2000    2001    2002
-----  ------  ------  ------  ------
37.2%  122.9%  -31.2%  -37.3%  -29.0%


During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years    (March 1, 1997)
                               ------------- --------------- ---------------------
Class A.......................    -28.98%        -1.31%              3.20%
Class B*......................    -29.17%        -1.56%              2.95%
Class E*......................    -23.05%        -1.46%              3.05%
S&P MidCap 400 Index..........    -14.52%         6.41%             10.10%
Russell Midcap Growth Index**.    -27.41%        -1.82%              1.56%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the Russell
   Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio's subadviser believes that the Russell Midcap Growth Index better reflects the universe of mid cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.69%   0.69%   0.69%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.06%   0.06%   0.06%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....  0.75%   1.00%   0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 77      $240        $417     $  930
Class B.......................   $102      $318        $552     $1,225
Class E.......................   $ 92      $287        $498     $1,108

                                                        Janus Mid Cap Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

                                                        Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2002, Janus managed approximately $138 billion in assets. Janus is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

Jonathan D. Coleman, Executive Vice President, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1995 as a research analyst.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                     MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's Mid Cap 400 Composite Stock Price Index ("S&P MidCap 400 Index"). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2002, the median stock market capitalization of companies in the S&P MidCap 400 Index was $1.5 billion. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P Mid Cap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P Mid Cap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P Mid Cap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of mid cap stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Mid Cap Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


 2001    2002
-----   ------
-1.2%   -14.9%



During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                               Life of the Portfolio
                                 Past One Year    (July 1, 2000)
                                 ------------- ---------------------
            Class A.............    -14.91%           -4.20%
            Class B*............    -15.11%           -4.45%
            Class E*............    -15.02%           -4.35%
            S&P MidCap 400 Index    -14.52%           -3.44%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                          MetLife Mid Cap Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.18%   0.18%   0.18%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $44       $138        $241      $542
               Class B   $69       $218        $379      $847
               Class E   $59       $186        $324      $726

MetLife Mid Cap Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                          MetLife Mid Cap Stock Index Portfolio

Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

               Neuberger Berman Partners Mid Cap Value Portfolio



Investment Objective

The investment objective of the Portfolio is capital growth.

Principal Investment Strategies

Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of mid capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Neuberger Berman defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with market capitalizations between approximately $1.3 billion and $10.8 billion. The Portfolio may invest in foreign securities.

  Stock Selection

Neuberger Berman looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

  . strong fundamentals, such as a company's financial, operational and competitive positions

  .  consistent cash flow

  .  a sound earnings record through all phases of the market cycle

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.
The Portfolio generally considers selling a stock when it reaches Neuberger Berman's target price, when it fails to perform as expected or when other opportunities appear more attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.
  . The risks associated with foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                              Neuberger Berman Partners Mid Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000    2001  2002
-----  -----  -----  -----
17.6%  28.3%  -2.5%  -9.6%



During the period shown above, the highest quarterly return was 16.29% for the second quarter of 1999, and the lowest quarterly return was -14.16% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                                        Past One Year  (November 1, 1998)
                                        ------------- ---------------------
     Class A...........................     -9.64%            8.93%
     Class B*..........................     -9.91%            8.68%
     Class E*..........................     -9.71%            8.78%
     S&P MidCap 400 Index..............    -14.52%            7.42%
     S&P MidCap 400/Barra Value Index**    -10.10%            7.41%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the S&P
   MidCap 400/Barra Value Index instead of the S&P MidCap 400 Index. The S&P MidCap 400/Barra Value Index more accurately describes the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                    Class A Class B Class E
                                                    ------- ------- -------
    Maximum Sales Charge Imposed on
      Purchases (as a percentage of offering price)  None    None    None
    Maximum Deferred Sales Charge (as a
      percentage of purchase price or redemption
      price, whichever is lower)...................  None    None    None

Neuberger Berman Partners Mid Cap Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.69%   0.69%   0.69%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.80%   1.05%   0.95%

--------
(1) Neuberger Berman directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.77% for Class A shares, 1.02% for Class B shares and 0.92% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

                              Neuberger Berman Partners Mid Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Neuberger Berman may use certain techniques, such as forward contracts, to manage these risks. However, Neuberger Berman cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Neuberger Berman Partners Mid Cap Value Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2002 of about $56.1 billion. Neuberger Berman is located at 605 Third Avenue, 2/nd/ Floor, New York, New York 10158-0180.

Andrew B. Wellington, Managing Director and Vice President of Neuberger Berman, has managed the Portfolio since May 2003, and served as Associate Manager of the Portfolio from 2001 to 2003. From 1996 to 2001, Mr. Wellington was a portfolio manager at another firm.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $100 million of the Portfolio's average daily net assets, 0.675% for the next $250 million, 0.65% for the next $500 million, 0.625% for the next $750 million, and 0.60% for amounts over $1.6 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

                 Franklin Templeton Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

Franklin Advisers, Inc. ("Franklin Templeton"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in the equity securities of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Franklin Templeton considers small capitalization companies to be those companies with market capitalizations not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase by the Portfolio. As of June 30, 2002, the highest market capitalization value in the Russell 2000 Index was $1.3 billion. A company continues to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio follows a practice of selectively selling investment positions so as to maintain a median market capitalization for its portfolio of approximately $1.5 billion or lower.

With respect to the Portfolio, equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

  Stock Selection

Franklin Templeton is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, Franklin Templeton chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets. Franklin Templeton relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors Franklin Templeton believes point to strong growth potential.

In choosing equity investments, Franklin Templeton also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Portfolio, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

Franklin Templeton Small Cap Growth Portfolio




Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

                                  Franklin Templeton Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

[CHART]

 2002
------
-27.8%

During the period shown above, the highest quarterly return was 21.30% for the fourth quarter of 2001, and the lowest quarterly return was -25.59% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                  Life of the Portfolio
                                    Past One Year     (May 1, 2001)
                                    ------------- ---------------------
Class A............................    -27.81%           -23.43%
Class B............................    -28.04%           -23.68%
Class E............................    -27.82%           -23.58%
Russell 2500 Growth Index..........    -29.09%           -20.30%
Russell 2000 Growth Index*.........    -30.26%           -21.71%

--------
* In the future, the Portfolio's performance will be compared to the Russell 2000 Growth Index instead of the Russell 2500 Growth Index. The Russell 2000 Growth Index better reflects the Portfolio's universe of small cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Franklin Templeton Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.61%   0.61%   0.61%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  1.51%   1.76%   1.66%
Fee Waiver and/or Expense Reimbursement (1)............ (0.36%) (0.36%) (0.36%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  1.15%   1.40%   1.30%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $117      $442        $790     $1,771
Class B............................   $143      $519        $920     $2,043
Class E............................   $132      $488        $868     $1,935

                                  Franklin Templeton Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, such as electronic technology or technology services, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Franklin Templeton Small Cap Growth Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Franklin Templeton.

Portfolio Management

Together, Franklin Templeton and its affiliates manage over $258 billion in assets. Franklin Templeton is located at One Franklin Parkway, San Mateo, California 94403-1906.

The team responsible for the Portfolio's management is made up of the following managers:

The Portfolio is managed by a team of investment professionals led by Edward B. Jamieson, Executive Vice President of Franklin Templeton. Mr. Jamieson joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since the Portfolio's inception. The other team members include Michael McCarthy, Vice President of Franklin Templeton, Aidan O'Connell, Portfolio Manager of Franklin Templeton and Christopher Gristani, CFA, Portfolio Manager of Franklin Templeton. Mr. McCarthy joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since the Portfolio's inception. Mr. O'Connell joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 1998. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist. Mr. Gristani joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 2001. Mr. Gristani was previously an analyst at the Securitizations Group at Duck Ventures, Inc.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                       Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Loomis Sayles Small Cap Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  -----  ------
28.9%  30.7%  24.9%  -1.7%  31.8%  5.2%  -8.8%  -21.6%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                        Past One Year Past Five Years     (May 2, 1994)
                        ------------- --------------- ---------------------
     Class A...........    -21.56%        -0.50%              8.22%
     Class B*..........    -21.81%        -0.75%              7.97%
     Class E**.........    -21.64%        -0.65%              8.07%
     Russell 2000 Index    -20.48%        -1.36%              6.42%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                              Loomis Sayles Small Cap Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
                                          ------- ------- -------
Management Fees..........................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
Other Expenses...........................  0.07%   0.07%   0.07%
                                           -----   -----   -----
Total Annual Portfolio Operating Expenses  0.97%   1.22%   1.12%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 99      $309        $536     $1,190
Class B............................   $124      $387        $670     $1,477
Class E............................   $114      $356        $617     $1,363

Loomis Sayles Small Cap Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's directors, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Portfolio may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

                                              Loomis Sayles Small Cap Portfolio

is based on the value of the individual securities it holds, the value of a Portfolio's investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's or ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing,


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Loomis Sayles Small Cap Portfolio


the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2002, Loomis Sayles managed approximately $54.8 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of the Portfolio. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Portfolio since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Portfolio since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                         Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1999   2000   2001   2002
-----  -----  ----  ------
22.7%  -3.8%  0.9%  -20.5%


During the period shown above, the highest quarterly return was 20.03% for the fourth quarter of 2001, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................    -20.48%           -0.03%
Class B*.....................................    -20.62%           -0.28%
Class E*.....................................    -20.58%           -0.18%
Russell 2000 Index...........................    -20.48%            1.66%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.24%   0.24%   0.24%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.49%   0.74%   0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.
  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                   Russell 2000 Index Portfolio


is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                    State Street Research Aurora Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio's total assets in small-cap stocks which in the opinion of State Street Research are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index or the S&P Small Cap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if State Street Research continues to believe that those shares are an attractive investment. The Portfolio's stock investments may include common and preferred stocks, convertible securities and warrants.

State Street Research may adjust the composition of the Portfolio's holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks, growth stocks, preferred stock, convertible bonds or warrants. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among small company stocks, State Street Research takes a value approach, searching for those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         State Street Research Aurora Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

State Street Research Aurora Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


2001    2002
-----  ------
16.0%  -21.3%


During the period shown above, the highest quarterly return was 21.60% for the fourth quarter of 2001, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year    (July 1, 2000)
                                              ------------- ---------------------
Class A......................................    -21.31%            4.81%
Class B*.....................................    -21.48%            4.56%
Class E*.....................................    -21.49%            4.66%
Russell 2000 Value Index.....................    -11.43%            6.55%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                         State Street Research Aurora Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.85%   0.85%   0.85%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.10%   0.10%   0.10%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.95%   1.20%   1.10%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 97      $303        $525     $1,166
Class B............................   $122      $381        $660     $1,455
Class E............................   $112      $350        $606     $1,340

State Street Research Aurora Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                         State Street Research Aurora Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Aurora Portfolio



  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Small-Cap Value Team has been responsible for the Portfolio's day-to-day management since May 2003. The portfolio management team includes John F. Burbank, Paul Haagensen and Caroline Evascu. Mr. Burbank has been responsible for the management of the Portfolio since its inception, and has been


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         State Street Research Aurora Portfolio

lead portfolio manager since April 2001. Mr. Burbank, a managing director, joined State Street Research in 1987. Mr. Haagensen, a senior vice president, joined State Street Research in 2002. During the past five years he has also served as portfolio manager and senior analyst at Putnam Investments. Ms. Evascu, a vice president, joined State Street Research in 2001. During the past five years she has also served as a vice president and senior analyst at SG Cowen Asset Management, and as a research associate at Donaldson, Lufkin & Jenrette.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.85% of the Portfolio's average daily net assets.

                      Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2002, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the MSCI EAFE Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

                                            Morgan Stanley EAFE Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                     [CHART]

1999    2000    2001    2002
-----  ------  ------  ------
24.9%  -14.5%  -21.7%  -16.6%


During the period shown above, the highest quarterly return was 16.19% for the fourth quarter of 1999, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    -16.63%           -6.57%
Class B*..........................................    -16.76%           -6.82%
Class E*..........................................    -16.65%           -6.72%
MSCI EAFE Index...................................    -15.94%           -5.61%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                            Morgan Stanley EAFE Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.30%   0.30%   0.30%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.49%   0.49%   0.49%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  0.79%   1.04%   0.94%
Fee Waiver and/or Expense Reimbursement (1)............ (0.04%) (0.04%) (0.04%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  0.75%   1.00%   0.90%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 77      $248        $435     $  974
Class B............................   $102      $327        $570     $1,267
Class E............................   $ 92      $296        $516     $1,151

Morgan Stanley EAFE Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                            Morgan Stanley EAFE Index Portfolio


defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                           Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

                                           Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                           Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                              Balanced Portfolio

Investment Objective

The investment objective of the Portfolio is long-term total return from a combination of capital appreciation and current income.

Principal Investment Strategies

Wellington Management Company, LLP ("Wellington Management"), subadviser to the Portfolio, invests the Portfolio's assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Portfolio invested in equity securities from 50% to 70% of the Portfolio's total assets and the fixed-income investments from 30% to 50% of the Portfolio's total assets. Wellington Management will invest the equity portion of the Portfolio primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Portfolio in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

  Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Portfolio's total assets in equity securities and 30% to 50% of the Portfolio's total assets in fixed-income securities. Wellington Management will divide the Portfolio's assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portion of the Portfolio using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                                             Balanced Portfolio


Wellington Management selects for the Portfolio stocks of issuers which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  .  a strong balance sheet;

  .  a high return on equity;

  .  sustainable or increasing dividends;

  .  a strong management team;

  .  a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the equity portion of the Portfolio and considers selling a stock when:

   . fundamentals deteriorate;

   . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Portfolio's fixed-income portion, which may consist of a variety of securities, including, but not limited to:

   . U.S. government bonds

   . mortgage-backed securities

   . asset-backed securities

   . Yankee Bonds

   . investment grade U.S. corporate bonds

   . high yield U.S. corporate bonds

   . foreign government and supranational bonds

   . emerging market debt.

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average duration and industry sector weightings. Under normal market conditions, the duration of the Portfolio's fixed-income portion will be within one year of the average duration of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the average duration of this Index was 3.75 years.

Wellington Management may invest up to 25% of the Portfolio's fixed-income portion in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" and "More About Investment Strategies and Risks" below.



Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Yankee Bonds are fixed-income securities issued by foreign companies in U.S. dollars.

Supranational bonds are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Balanced Portfolio



Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock or U.S. or foreign fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                             Balanced Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of three relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Wellington Management succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Loomis Sayles and Wellington Management.

                                    [CHART]

1995   1996   1997   1998  1999   2000   2001    2002
-----  -----  -----  ----  -----  -----  -----  ------
24.8%  16.9%  16.2%  9.1%  -5.1%  -1.9%  -4.5%  -13.5%


During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -9.88% for the second quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                      Life of the Portfolio
                                        Past One Year Past Five Years  (October 31, 1994)
                                        ------------- --------------- ---------------------
Class A................................    -13.54%        -3.45%              4.40%
Class B*...............................        N/A           N/A                N/A
Class E**..............................    -13.72%        -3.60%              4.25%
S&P 500 Index..........................    -22.09%        -0.58%              9.77%
Lehman Brothers Government/Credit
  Index................................     11.04%         7.62%              8.54%
Lehman Brothers Aggregate Bond Index***     10.25%         7.55%              8.49%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Lehman
    Brothers Aggregate Bond Index instead of the Lehman Brothers
    Government/Credit Index. The Portfolio's subadviser believes that the Lehman Brothers Aggregate Bond Index better reflects the universe of securities in which the Portfolio invests.

Balanced Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.70%   0.70%   0.70%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses(1).................................  0.15%   0.15%   0.15%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses(1)......  0.85%   1.10%   1.00%

--------
(1) Wellington Management directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.83% for Class A shares, 1.08% for Class B shares and 0.98% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 87      $271        $471     $1,049
Class B............................   $112      $350        $606     $1,340
Class E............................   $102      $318        $552     $1,225

                                                             Balanced Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Balanced Portfolio


as forward contracts or futures contracts, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                                             Balanced Portfolio



Portfolio Management

Wellington Management has been in the investment management business since 1928. As of December 31, 2002, the company managed approximately $302.9 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Portfolio and Thomas L. Pappas, CFA, manages the fixed-income portion of the Portfolio. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.675% for amounts over $200 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.70% of the Portfolio's average daily net assets.

                          MFS Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, normally invests at least 40%, but not more than 75%, of the Portfolio's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stock and bonds, warrants or rights convertible into stock. The Portfolio may also invest in depositary receipts for such equity securities. The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Portfolio focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). The Portfolio may invest in fixed-income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Portfolio normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, but the Portfolio may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Portfolio may invest up to 20% of its net assets in foreign securities.

  Investment Selection

Equity Securities. The Portfolio will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Portfolio. This means that securities are selected based upon MFS's assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-income Securities. In selecting fixed-income investments for the Portfolio, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                                     MFS Total Return Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign equity or fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Total Return Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Back Bay Advisors and MFS.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10.6%  -1.1%  31.3%  15.0%  26.6%  19.7%  10.0%  -3.4%  -3.8%  -5.4%


During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                    Past One Year Past Five Years Past Ten Years
                                    ------------- --------------- --------------
Class A............................     -5.37%         2.97%          9.24%
Class B*...........................     -5.62%         2.72%          8.99%
Class E**..........................        N/A           N/A            N/A
S&P 500 Index......................    -22.09%        -0.58%          9.34%
Lehman Brothers Government/Credit
  Index............................     11.04%         7.62%          7.61%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

                                                     MFS Total Return Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.50%   0.50%   0.50%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.16%   0.16%   0.16%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.66%   0.91%   0.81%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $67       $211        $368     $  822
Class B............................   $93       $290        $504     $1,120
Class E............................   $83       $259        $450     $1,002

MFS Total Return Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                     MFS Total Return Portfolio



Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers headed by David M. Calabro, a Senior Vice President of MFS. Mr. Calabro has been employed in the investment management area of MFS since 1992. He is also a manager of the equity portion of the Portfolio. The other managers of the Portfolio's equity portion are Constantinos G. Mokas, Lisa B. Nurme, Steven R. Gorham and Kenneth
J. Enright, who are all Senior Vice Presidents at MFS. Mr. Mokas has been employed in the investment management area of MFS since 1990; Ms. Nurme, since 1987; Mr. Gorham, since 2002; and Mr. Enright, since 1986.

Michael W. Roberge, a Senior Vice President of MFS, is the manager of the fixed-income portion of the Portfolio. Mr. Roberge has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                 Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                 Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                 Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

            Salomon Brothers Strategic Bond Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of total return consistent with preservation of capital.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Investment Selection

SBAM determines how to invest the Portfolio's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, the Portfolio's managers allocate assets among the various classes of securities in which the Portfolio invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the Portfolio, which will generally be approximately 4.5 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of the classes of fixed-income securities held by the Portfolio.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                        Salomon Brothers Strategic Bond Opportunities Portfolio


   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.-

Salomon Brothers Strategic Bond Opportunities Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998  1999  2000  2001  2002
-----  -----  -----  ----  ----  ----  ----  ----
19.4%  14.4%  11.1%  2.0%  1.4%  7.0%  6.6%  9.6%

During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Portfolio
                                     Past One Year Past Five Years  (October 31, 1994)
                                     ------------- --------------- ---------------------
Class A.............................     9.61%          5.38%              8.48%
Class B*............................     9.36%          5.13%              8.23%
Class E**...........................     9.36%          5.23%              8.33%
Lehman Brothers Aggregate Bond Index    10.25%          7.55%              8.49%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                        Salomon Brothers Strategic Bond Opportunities Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.65%   0.65%   0.65%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.20%   0.20%   0.20%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.85%   1.10%   1.00%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 87      $271        $471     $1,049
Class B............................   $112      $350        $606     $1,340
Class E............................   $102      $318        $552     $1,225

Salomon Brothers Strategic Bond Opportunities Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.
Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                        Salomon Brothers Strategic Bond Opportunities Portfolio


country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of the Portfolio's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Salomon Brothers Strategic Bond Opportunities Portfolio


Portfolio Management

As of December 31, 2002, SBAM managed approximately $34.2 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Portfolio in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of the Portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of the Portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of the Portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  Salomon Brothers U.S. Government Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

  Investment Selection

SBAM determines how to invest assets of the Portfolio in several steps.

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Portfolio allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the Portfolio, which SBAM will normally maintain between 2.5 and 5 years.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Salomon Brothers U.S. Government Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in fixed-income security markets.

   . Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

                                     Salomon Brothers U.S. Government Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.
                                    [CHART]


1995   1996  1997  1998  1999  2000   2001  2002
-----  ----  ----  ----  ----  -----  ----  ----
15.0%  3.3%  8.6%  7.5%  0.2%  10.5%  6.7%  7.9%

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                        Life of the Portfolio
                          Past One Year Past Five Years  (October 31, 1994)
                          ------------- --------------- ---------------------
Class A..................     7.94%          6.52%              7.31%
Class B*.................     7.69%          6.27%              7.06%
Class E**................     7.71%          6.37%              7.16%
Lehman Brothers
  Intermediate
  Government Bond Index..     9.64%          7.44%              7.71%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Salomon Brothers U.S. Government Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.55%   0.55%   0.55%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.15%   0.15%   0.15%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses (1)  0.70%   0.95%   0.85%

--------
(1) In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each Class of the Portfolio to certain percentages. These subsidies were subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than two years after the end of the fiscal year in which such expense was incurred. The Portfolio's Total Annual Operating Expenses shown above include amounts charged to the Portfolio for such deferred expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $72       $224        $390     $  871
Class B............................   $97       $303        $525     $1,166
Class E............................   $87       $271        $471     $1,049

                                     Salomon Brothers U.S. Government Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs). One type of security in which the Portfolio can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Salomon Brothers U.S. Government Portfolio


Portfolio Management

As of December 31, 2002, SBAM managed approximately $34.2     billion in
assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

Roger Lavan has been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                    State Street Research Bond Income Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

State Street Research Bond Income Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

                                    State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

                                    State Street Research Bond Income Portfolio


Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.


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

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

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State Street Research Money Market Portfolio



   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

                                   State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

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State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

                                   State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Money Market Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio except Zenith Equity Portfolio pays MetLife Advisers an investment advisory fee. For each Portfolio other than Zenith Equity Portfolio, MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company, the Qualified Plan or Zenith Equity Portfolio. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Alger Equity Growth Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $  20.74  $  25.06  $  29.34  $  25.11  $  17.62
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss)............................     0.01      0.00      0.03     (0.01)     0.04
Net realized and unrealized gain (loss) on investments..    (6.89)    (2.91)    (3.99)     8.34      8.37
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................    (6.88)    (2.91)    (3.96)     8.33      8.41
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................     0.00     (0.07)    (0.09)     0.00     (0.04)
Distributions from net realized capital gains...........     0.00     (1.34)     0.00     (0.01)     0.00
Distributions in excess of net realized capital gains...     0.00      0.00     (0.23)    (4.09)    (0.88)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................     0.00     (1.41)    (0.32)    (4.10)    (0.92)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $  13.86  $  20.74  $  25.06  $  29.34  $  25.11
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................    (33.2)    (12.0)    (13.7)     34.1      47.8
Ratio of operating expenses to average net assets (%)...     0.79      0.84      0.79      0.80      0.83
Ratio of net investment income to average net assets (%)     0.05      0.00      0.23     (0.03)     0.19
Portfolio turnover rate (%).............................      243        88        88       128       119
Net assets, end of period (000)......................... $449,676  $788,097  $968,357  $841,053  $410,726

                                                                    Class B                Class E
                                                                ---------------- -----------------------
                                                                July 30, 2002(a)     Year     May 1, 2001(a)
                                                                    through         Ended        through
                                                                  December 31,   December 31,  December 31,
                                                                      2002           2002          2001
                                                                ---------------- ------------ --------------
Net Asset Value, Beginning of Period...........................      $14.64        $ 20.64        $23.50
                                                                     ------        -------        ------
Income From Investment Operations
Net investment income (loss)...................................       (0.01)         (0.01)         0.00
Net realized and unrealized gain (loss) on investments.........       (0.98)         (6.85)        (2.86)
                                                                     ------        -------        ------
    Total from investment operations...........................       (0.99)         (6.86)        (2.86)
                                                                     ------        -------        ------
Net Asset Value, End of Period.................................      $13.65        $ 13.78        $20.64
                                                                     ======        =======        ======
Total Return (%)...............................................        (6.8)(b)      (33.2)        (12.2)(b)
Ratio of operating expenses to average net assets (%)..........        1.04 (c)       0.94          0.99 (c)
Ratio of net investment income (loss) to average net assets (%)       (0.24)(c)      (0.06)         0.00 (c)
Portfolio turnover rate (%)....................................         243 (c)        243            88 (c)
Net assets, end of period (000)................................      $    1        $15,218        $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Capital Guardian U.S. Equity Portfolio

                                                                                      Class A         Class B
                                                                                   --------------  --------------
                                                                                   May 1, 2002(a)  May 1, 2002(a)
                                                                                      through         through
                                                                                    December 31,    December 31,
                                                                                        2002            2002
                                                                                   --------------  --------------
Net Asset Value, Beginning of Period..............................................    $  10.00         $10.00
                                                                                      --------         ------
Income From Investment Operations
Net investment income.............................................................        0.05           0.02
Net realized and unrealized gain (loss) on investments............................       (2.15)         (2.13)
                                                                                      --------         ------
    Total from investment operations..............................................       (2.10)         (2.11)
                                                                                      --------         ------
Net Asset Value, End of Period....................................................    $   7.90         $ 7.89
                                                                                      ========         ======
Total Return (%)..................................................................       (21.0)(b)      (21.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)       0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.60 (c)       0.85 (c)
Ratio of net investment income to average net assets (%)..........................        0.88 (c)       0.63 (c)
Portfolio turnover rate (%).......................................................          30 (c)         30 (c)
Net assets, end of period (000)...................................................    $309,078         $9,157

--------

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        FI Structured Equity Portfolio

                                                                                      Class A
                                                                 ------------------------------------------------
                                                                              Year Ended December 31,
                                                                 ------------------------------------------------
                                                                   2002      2001      2000      1999      1998
                                                                 --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period............................ $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98
                                                                 --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...........................................     1.53      1.06      1.16      1.78      1.30
Net realized and unrealized gain (loss) on investments..........   (31.88)   (26.45)   (11.28)    17.51     42.44
                                                                 --------  --------  --------  --------  --------
    Total from investment operations............................   (30.35)   (25.39)   (10.12)    19.29     43.74
                                                                 --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income........................    (1.27)    (1.49)     0.00     (1.78)    (1.31)
Distributions from net realized capital gains...................     0.00      0.00     (4.98)   (27.36)   (14.07)
                                                                 --------  --------  --------  --------  --------
    Total distributions.........................................    (1.27)    (1.49)    (4.98)   (29.14)   (15.38)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $ 124.89  $ 156.51  $ 183.39  $ 198.49  $ 208.34
                                                                 ========  ========  ========  ========  ========
Total Return (%)................................................    (19.5)    (13.9)     (5.2)      9.4      24.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.72      0.78      0.73      0.74      0.78
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.71      0.74      0.70        --        --
Ratio of net investment income to average net assets (%)........     1.30      0.60      0.61      0.94      0.80
Portfolio turnover rate (%).....................................      142       154       138       115       100
Net assets, end of period (000)................................. $491,124  $298,982  $388,127  $417,540  $281,557

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)     Year     May 1, 2001(a)
                                                  through         Ended        through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........     $125.90        $156.28       $177.17
                                                  -------        -------       -------
Income From Investment Operations
Net investment income........................        0.18           1.35          0.14
Net realized and unrealized gain (loss) on
 investments.................................       (1.61)        (31.80)       (21.03)
                                                  -------        -------       -------
    Total from investment operations.........       (1.43)        (30.45)       (20.89)
                                                  -------        -------       -------
Less Distributions
Distributions from net investment income.....        0.00          (1.17)         0.00
                                                  -------        -------       -------
    Total distributions......................        0.00          (1.17)         0.00
                                                  -------        -------       -------
Net Asset Value, End of Period...............     $124.47        $124.66       $156.28
                                                  =======        =======       =======
Total Return (%).............................        (1.1)(b)      (19.6)        (11.8)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........        0.97 (c)       0.87          0.93 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        0.96 (c)       0.86          0.89 (c)
Ratio of net investment income to average
 net assets (%)..............................        1.36 (c)       1.15          0.61 (c)
Portfolio turnover rate (%)..................         142 (c)        142           154 (c)
Net assets, end of period (000)..............     $     6        $ 5,619       $ 1,527

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   Harris Oakmark Large Cap Value Portfolio

                                                                                  Class A
                                                         -----------------------------------------------------
                                                                                               November 9, 1998(a)
                                                                Year Ended December 31,              through
                                                         ------------------------------------     December 31,
                                                           2002      2001      2000     1999          1998
                                                         --------  --------  -------  -------  -------------------
Net Asset Value, Beginning of Period.................... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                                         --------  --------  -------  -------        ------
Income From Investment Operations
Net investment income...................................     0.06      0.08     0.13     0.10          0.03
Net realized and unrealized gain (loss) on investments..    (1.66)     1.72     0.97    (0.78)        (0.30)
                                                         --------  --------  -------  -------        ------
    Total from investment operations....................    (1.60)     1.80     1.10    (0.68)        (0.27)
                                                         --------  --------  -------  -------        ------
Less Distributions
Distributions from net investment income................    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
Distributions from net realized capital gains...........    (0.16)     0.00    (0.10)   (0.01)         0.00
Tax return of capital...................................    (0.10)     0.00     0.00     0.00          0.00
                                                         --------  --------  -------  -------        ------
    Total distributions.................................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                                         --------  --------  -------  -------        ------
Net Asset Value, End of Period.......................... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                                         ========  ========  =======  =======        ======
Total Return (%)........................................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average net assets (%)     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............................       30        33       82       17            16 (c)
Net assets, end of period (000)......................... $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)..........................       --        --       --     1.15          1.79 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)     Year     May 1, 2001(a)
                                                                     through         Ended        through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 9.96        $ 11.55        $11.00
                                                                      ------        -------        ------
Income From Investment Operations
Net investment income...........................................        0.01           0.09          0.00
Net realized and unrealized gain (loss) on investments..........       (0.38)         (1.71)         0.55
                                                                      ------        -------        ------
    Total from investment operations............................       (0.37)         (1.62)         0.55
                                                                      ------        -------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.08)         0.00
Distributions from net realized capital gains...................        0.00          (0.16)         0.00
Tax return of capital...........................................        0.00          (0.10)         0.00
                                                                      ------        -------        ------
    Total distributions.........................................        0.00          (0.34)         0.00
                                                                      ------        -------        ------
Net Asset Value, End of Period..................................      $ 9.59        $  9.59        $11.55
                                                                      ======        =======        ======
Total Return (%)................................................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average net assets (%)........        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%).....................................          30 (c)         30            33 (c)
Net assets, end of period (000).................................      $    9        $24,936        $  185

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                           Jennison Growth Portfolio

                                                                                      Class A         Class B
                                                                                   --------------  --------------
                                                                                   May 1, 2002(a)  May 1, 2002(a)
                                                                                      through         through
                                                                                    December 31,    December 31,
                                                                                        2002            2002
                                                                                   --------------  --------------
Net Asset Value, Beginning of Period..............................................    $  10.00        $ 10.00
                                                                                      --------        -------
Income From Investment Operations
Net investment income.............................................................        0.02           0.00
Net realized and unrealized gain (loss) on investments............................       (2.31)         (2.30)
                                                                                      --------        -------
    Total from investment operations..............................................       (2.29)         (2.30)
                                                                                      --------        -------
Net Asset Value, End of Period....................................................    $   7.71        $  7.70
                                                                                      ========        =======
Total Return (%)..................................................................       (22.9)(b)      (23.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)       0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.68 (c)       0.93 (c)
Ratio of net investment income to average net assets (%)..........................        0.31 (c)       0.06 (c)
Portfolio turnover rate (%).......................................................          82 (c)         82 (c)
Net assets, end of period (000)...................................................    $283,320        $57,259

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Investors Trust Portfolio

                                                                               Class A
                                                             ----------------------------------------
                                                                                        April 30, 1999(a)
                                                              Year Ended December 31,        through
                                                             -------------------------    December 31,
                                                               2002     2001     2000         1999
                                                             -------  -------  -------  -----------------
Net Asset Value, Beginning of Period........................ $  8.57  $ 10.23  $ 10.26       $10.00
                                                             -------  -------  -------       ------
Income From Investment Operations
Net investment income.......................................    0.05     0.05     0.04         0.02
Net realized and unrealized gain (loss) on investments......   (1.78)   (1.67)   (0.06)        0.26
                                                             -------  -------  -------       ------
    Total from investment operations........................   (1.73)   (1.62)   (0.02)        0.28
                                                             -------  -------  -------       ------
Less Distributions
Distributions from net investment income....................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
    Total distributions.....................................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
Net Asset Value, End of Period.............................. $  6.81  $  8.57  $ 10.23       $10.26
                                                             =======  =======  =======       ======
Total Return (%)............................................   (20.2)   (15.9)    (0.2)         2.9 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    0.90     0.90     0.90         0.90 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    0.88       --       --           --
Ratio of net investment income to average net assets (%)....    0.62     0.58     0.51         0.45 (c)
Portfolio turnover rate (%).................................      63       86       68           60 (c)
Net assets, end of period (000)............................. $20,618  $24,506  $18,422       $6,841
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................    1.34     1.37     1.57         2.03 (c)

                                                                Class B               Class E
                                                             -------------- -----------------------
                                                             May 1, 2002(a)              May 1, 2001(a)
                                                                through      Year Ended     through
                                                              December 31,  December 31,  December 31,
                                                                  2002          2002          2001
                                                             -------------- ------------ --------------
Net Asset Value, Beginning of Period........................    $  8.13        $ 8.57        $ 9.56
                                                                -------        ------        ------
Income From Investment Operations
Net investment income.......................................       0.01          0.04          0.01
Net realized and unrealized gain (loss) on investments......      (1.34)        (1.77)        (1.00)
                                                                -------        ------        ------
    Total from investment operations........................      (1.33)        (1.73)        (0.99)
                                                                -------        ------        ------
Less Distributions
Distributions from net investment income....................       0.00         (0.03)         0.00
                                                                -------        ------        ------
    Total distributions.....................................       0.00         (0.03)         0.00
                                                                -------        ------        ------
Net Asset Value, End of Period..............................    $  6.80        $ 6.81        $ 8.57
                                                                =======        ======        ======
Total Return (%)............................................      (16.4)(b)     (20.2)        (10.4)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................       1.15 (c)      1.05          1.05 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................       1.13 (c)      1.03            --
Ratio of net investment income to average net assets (%)....       0.55 (c)      0.55          0.26 (c)
Portfolio turnover rate (%).................................         63 (c)        63            86 (c)
Net assets, end of period (000).............................    $12,365        $4,436        $  730
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       1.59 (c)      1.49          1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        MFS Research Managers Portfolio

                                                    Class A                              Class E
                                  ----------------------------------------     -----------------------
                                                             April 30, 1999(a)              May 1, 2001(a)
                                   Year Ended December 31,        through       Year Ended     through
                                  -------------------------    December 31,    December 31,  December 31,
                                    2002     2001     2000         1999            2002          2001
                                  -------  -------  -------  ----------------- ------------ --------------
Net Asset Value, Beginning of
 Period.......................... $  9.04  $ 11.54  $ 11.98       $10.00          $ 9.01        $10.52
                                  -------  -------  -------       ------          ------        ------
Income From Investment
 Operations
Net investment income............    0.05     0.01     0.02         0.00            0.03          0.02
Net realized and unrealized gain
 (loss) on investments...........   (2.23)   (2.42)   (0.45)        1.98           (2.21)        (1.53)
                                  -------  -------  -------       ------          ------        ------
    Total from investment
     operations..................   (2.18)   (2.41)   (0.43)        1.98           (2.18)        (1.51)
                                  -------  -------  -------       ------          ------        ------
Less Distributions
Distributions from net investment
 income..........................   (0.01)    0.00    (0.01)        0.00           (0.01)         0.00
Distributions from net realized
 gains...........................    0.00    (0.09)    0.00         0.00            0.00          0.00
                                  -------  -------  -------       ------          ------        ------
    Total distributions..........   (0.01)   (0.09)   (0.01)        0.00           (0.01)         0.00
                                  -------  -------  -------       ------          ------        ------
Net Asset Value, End of Period... $  6.85  $  9.04  $ 11.54       $11.98          $ 6.82        $ 9.01
                                  =======  =======  =======       ======          ======        ======
Total Return (%).................   (24.1)   (21.0)    (3.6)        19.8 (b)       (24.2)        (14.4)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........    0.90     0.90     0.90         0.90 (c)        1.05          1.05 (c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............    0.83     0.90     0.90           --            0.98          1.05 (c)
Ratio of net investment income to
 average net assets (%)..........    0.58     0.14     0.09        (0.06)(c)        0.57          0.08 (c)
Portfolio turnover rate (%)......     112       98       83           84 (c)         112            98 (c)
Net assets, end of period (000).. $27,483  $42,191  $53,910       $6,872          $2,067        $  377
The Ratios of operating expenses
 to average net assets without
 giving effect to the contractual
 expense agreement would have
 been (%)........................    1.14     1.06     1.25         2.03 (c)        1.29          1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Met/Putnam Voyager Portfolio

                                                               Class A                 Class B
                                                   ----------------------------     --------------
                                                      Year Ended     May 1, 2000(a) May 1, 2002(a)
                                                     December 31,       through        through
                                                   ----------------   December 31,   December 31,
                                                     2002     2001        2000           2002
                                                   -------  -------  -------------- --------------
Net Asset Value, Beginning of Period.............. $  5.05  $  7.29     $ 10.00         $ 4.39
                                                   -------  -------     -------         ------
Income From Investment Operations
Net investment income (loss)......................    0.00    (0.01)      (0.01)          0.00
Net realized and unrealized gain (loss) on
 investments......................................   (1.46)   (2.23)      (2.70)         (0.82)
                                                   -------  -------     -------         ------
    Total from investment operations..............   (1.46)   (2.24)      (2.71)         (0.82)
                                                   -------  -------     -------         ------
Net Asset Value, End of Period.................... $  3.59  $  5.05     $  7.29         $ 3.57
                                                   =======  =======     =======         ======
Total Return (%)..................................   (28.9)   (30.8)      (27.1)(b)      (18.7)(b)
Ratio of operating expenses to average net assets
 (%)..............................................    1.00     1.00        1.00 (c)       1.25 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................    0.00    (0.25)      (0.23)(c)      (0.25)(c)
Portfolio turnover rate (%).......................      60       77          70 (c)         60 (c)
Net assets, end of period (000)................... $41,866  $54,626     $36,932         $  0.8
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............    1.07     1.12        1.39 (c)       1.32 (c)

                                                              Class E
                                                    -----------------------
                                                                 May 1, 2001(a)
                                                     Year Ended     through
                                                    December 31,  December 31,
                                                        2002          2001
                                                    ------------ --------------
 Net Asset Value, Beginning of Period..............    $ 5.04        $ 6.14
                                                       ------        ------
 Income From Investment Operations
 Net investment income (loss)......................      0.00         (0.01)
 Net realized and unrealized gain (loss) on
  investments......................................     (1.46)        (1.09)
                                                       ------        ------
     Total from investment operations..............     (1.46)        (1.10)
                                                       ------        ------
 Net Asset Value, End of Period....................    $ 3.58        $ 5.04
                                                       ======        ======
 Total Return (%)..................................     (29.0)        (17.9)(b)
 Ratio of operating expenses to average net assets
  (%)..............................................      1.15          1.15 (c)
 Ratio of net investment income (loss) to average
  net assets (%)...................................     (0.06)        (0.35)(c)
 Portfolio turnover rate (%).......................        60            77 (c)
 Net assets, end of period (000)...................    $4,462        $1,036
 The Ratios of operating expenses to average net
  assets without giving effect to the voluntary
  expense agreement would have been (%)............      1.22          1.27 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Investment Trust Portfolio

                                                                                   Class A
                                                         ----------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ----------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................       0.19        0.18        0.19        0.23        0.36
Net realized and unrealized gain (loss) on investments..      (6.96)      (6.00)      (2.55)       6.38        8.52
                                                         ----------  ----------  ----------  ----------  ----------
    Total from investment operations....................      (6.77)      (5.82)      (2.36)       6.61        8.88
                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................      (0.12)      (0.25)       0.00       (0.24)      (0.36)
Distributions from net realized capital gains...........       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                                         ----------  ----------  ----------  ----------  ----------
    Total distributions.................................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.......................... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%)........................................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.52        0.50        0.49          --          --
Ratio of net investment income to average net assets (%)       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%).............................         79         101          86          83          74
Net assets, end of period (000)......................... $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............    $25.80        $29.14        $25.89        $29.23
                                                     ------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.12          0.02          0.16          0.01
Net realized and unrealized gain (loss) on
 investments.....................................     (6.87)        (3.36)        (6.92)        (3.35)
                                                     ------        ------        ------        ------
    Total from investment operations.............     (6.75)        (3.34)        (6.76)        (3.34)
                                                     ------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.12)         0.00         (0.12)         0.00
Distributions from net realized capital gains....      0.00          0.00          0.00          0.00
                                                     ------        ------        ------        ------
    Total distributions..........................     (0.12)         0.00         (0.12)         0.00
                                                     ------        ------        ------        ------
Net Asset Value, End of Period...................    $18.93        $25.80        $19.01        $25.89
                                                     ======        ======        ======        ======
Total Return (%).................................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)......................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..................    $6,486        $2,849        $7,575        $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                State Street Research Large Cap Value Portfolio

                                                                  Class A         Class B         Class E
                                                               -------------- ---------------- --------------
                                                               May 1, 2002(a) July 30, 2002(a) May 1, 2002(a)
                                                                  through         through         through
                                                                December 31,    December 31,    December 31,
                                                                    2002            2002            2002
                                                               -------------- ---------------- --------------
Net Asset Value, Beginning of Period..........................     $10.00          $ 8.30          $10.00
                                                                   ------          ------          ------
Income From Investment Operations
Net investment income.........................................       0.06            0.03            0.04
Net realized and unrealized gain (loss) on investments........      (2.06)          (0.36)          (2.04)
                                                                   ------          ------          ------
    Total from investment operations..........................      (2.00)          (0.33)          (2.00)
                                                                   ------          ------          ------
Less Distributions
Distributions from net investment income......................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
    Total distributions.......................................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
Net Asset Value, End of Period................................     $ 7.95          $ 7.95          $ 7.95
                                                                   ======          ======          ======
Total Return (%)..............................................      (20.0)(b)        (4.0)(b)       (20.0)(b)
Ratio of operating expenses to average net assets (%).........       0.85 (c)        1.10 (c)        1.00 (c)
Ratio of net investment income to average net assets (%)......       1.18 (c)        0.93 (c)        1.03 (c)
Portfolio turnover rate (%)...................................         84 (c)          84 (c)          84 (c)
Net assets, end of period (000)...............................     $4,642          $    1          $4,911
The Ratios of operating expenses to average net assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................       2.33            2.58            2.48

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                            Zenith Equity Portfolio

                                                                          Year Ended December 31,
                                                         --------------------------------------------------------
                                                           2002       2001        2000        1999        1998
                                                         --------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year...................... $ 338.82  $   411.89  $   434.74  $   468.03  $   399.60
                                                         --------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................     0.79        1.37        5.85        3.35        5.29
Net realized and unrealized gain (loss) on investments..   (75.01)     (68.85)     (26.21)      68.25      130.40
                                                         --------  ----------  ----------  ----------  ----------
    Total from investment operations....................   (74.22)     (67.48)     (20.36)      71.60      135.69
                                                         --------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................    (1.06)      (5.59)      (0.13)      (3.33)      (5.31)
Distributions from net realized capital gains...........     0.00        0.00       (2.36)    (101.18)     (61.73)
Distributions in excess of net realized capital gains...     0.00        0.00        0.00       (0.38)      (0.22)
                                                         --------  ----------  ----------  ----------  ----------
    Total distributions.................................    (1.06)      (5.59)      (2.49)    (104.89)     (67.26)
                                                         --------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year............................ $ 263.54  $   338.82  $   411.89  $   434.74  $   468.03
                                                         ========  ==========  ==========  ==========  ==========
Total Return (%)........................................    (22.0)      (16.4)       (4.7)       15.7        34.1
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.26        0.69        0.66        0.66        0.66
Ratio of operating expenses to average net assets after
 expense reductions (%) (a).............................     0.25        0.68        0.65          --          --
Ratio of net investment income to average net
 assets (%).............................................     0.23        0.33        1.34        0.67        1.18
Portfolio turnover rate (%).............................      302         245         272         206         204
Net assets, end of year (000)........................... $888,712  $1,310,358  $1,744,283  $2,064,016  $1,895,748

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      FI Mid Cap Opportunities Portfolio

                                                                   Class A        Class B        Class E
                                                                -------------- -------------- --------------
                                                                May 1, 2002(a) May 1, 2002(a) May 1, 2002(a)
                                                                   through        through        through
                                                                 December 31,   December 31,   December 31,
                                                                     2002           2002           2002
                                                                -------------- -------------- --------------
Net Asset Value, Beginning of Period...........................     $10.00         $10.00         $10.00
                                                                    ------         ------         ------
Income From Investment Operations
Net investment income..........................................       0.00           0.00           0.00
Net realized and unrealized gain (loss) on investments.........      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
    Total from investment operations...........................      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
Net Asset Value, End of Period.................................     $ 8.19         $ 8.18         $ 8.19
                                                                    ======         ======         ======
Total Return (%)...............................................      (18.1)(b)      (18.2)(b)      (18.1)(b)
Ratio of operating expenses to average net assets (%)..........       0.95 (c)       1.20 (c)       1.10 (c)
Ratio of net investment income (loss) to average net assets (%)      (0.08)(c)      (0.15)(c)      (0.12)(c)
Portfolio turnover rate (%)....................................        250 (c)        250 (c)        250 (c)
Net assets, end of period (000)................................     $2,244         $  933         $2,676
The Ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%)......................................................       4.42 (c)       4.67 (c)       4.57 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Harris Oakmark Focused Value Portfolio


                                                                                             Class A
                                                                         -----------------------------------------------
                                                                                     Year Ended December 31,
                                                                         -----------------------------------------------
                                                                           2002      2001      2000     1999      1998
                                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................................... $ 186.12  $ 146.67  $ 121.71 $ 122.85  $ 170.59
                                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................................     0.27      0.42      1.15     1.36      1.09
Net realized and unrealized gain (loss) on investments..................   (16.70)    40.09     23.81    (0.97)   (11.41)
                                                                         --------  --------  -------- --------  --------
    Total from investment operations....................................   (16.43)    40.51     24.96     0.39    (10.32)
                                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................................    (0.36)    (1.06)     0.00    (1.36)    (1.09)
Distributions in excess of net investment income........................     0.00      0.00      0.00    (0.17)     0.00
Distributions from net realized capital gains...........................     0.00      0.00      0.00     0.00    (36.08)
Distributions in excess of net realized capital gains...................     0.00      0.00      0.00     0.00     (0.25)
                                                                         --------  --------  -------- --------  --------
    Total distributions.................................................    (0.36)    (1.06)     0.00    (1.53)   (37.42)
                                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................................... $ 169.33  $ 186.12  $ 146.67 $ 121.71  $ 122.85
                                                                         ========  ========  ======== ========  ========
Total Return (%)........................................................     (8.8)     27.8      20.5      0.3      (5.5)
Ratio of operating expenses to average net assets before expense
 reductions (%).........................................................     0.82      0.87      0.90     0.88      0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).....................................................     0.82      0.84        --       --        --
Ratio of net investment income to average net assets (%)................     0.22      0.43      0.98     1.08      0.66
Portfolio turnover rate (%).............................................       11        28       143      119       171
Net assets, end of period (000)......................................... $438,359  $370,959  $139,518 $109,280  $112,997
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)..........       --        --      0.96       --      0.90

                                                                        Class B                        Class E
                                                           ------------------------------    ------------------------
                                                            Year Ended  February 20, 2001(a)  Year Ended  May 1, 2001(a)
                                                           December 31,       through        December 31,    through
                                                               2002         December 31,         2002      December 31,
Net Asset Value, Beginning of Period......................   $ 184.25         $159.20          $185.17       $164.26
                                                             --------         -------          -------       -------
Income From Investment Operations
Net investment income.....................................       0.16            0.01             0.25          0.02
Net realized and unrealized gain (loss) on investments....     (16.83)          25.04           (16.85)        20.89
                                                             --------         -------          -------       -------
    Total from investment operations......................     (16.67)          25.05           (16.60)        20.91
                                                             --------         -------          -------       -------
Less Distributions
Distributions from net investment income..................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
    Total distributions...................................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
Net Asset Value, End of Period............................   $ 167.26         $184.25          $168.22       $185.17
                                                             ========         =======          =======       =======
Total Return (%)..........................................       (9.1)          15.7 (b)          (9.0)        12.7 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)...................................       1.07           1.12 (c)          0.97         1.02 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)...............................       1.07           1.09 (c)          0.97         0.99 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................      (0.06)          0.02 (c)          0.05         0.09 (c)
Portfolio turnover rate (%)...............................         11             28 (c)            11           28 (c)
Net assets, end of period (000)...........................   $140,273         $24,082          $74,818       $10,416

--------
(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Janus Mid Cap Portfolio

                                                                               Class A
                                                       ------------------------------------------------------
                                                                       Year Ended December 31,
                                                       ------------------------------------------------------
                                                         2002       2001        2000        1999       1998
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period.................. $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                       --------  ----------  ----------  ----------  --------
Income From Investment Operations
Net investment income (loss)..........................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
Net realized and unrealized gain (loss) on investments    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                       --------  ----------  ----------  ----------  --------
    Total from investment operations..................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                       --------  ----------  ----------  ----------  --------
Less Distributions
Distributions from net investment income..............     0.00        0.00        0.00        0.00      0.00
Distributions from net realized capital gains.........     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
    Total distributions...............................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, End of Period........................ $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                       ========  ==========  ==========  ==========  ========
Total Return (%)......................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%).     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net
 assets (%)...........................................    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)...........................       78         105         118         103       107
Net assets, end of period (000)....................... $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                       Class B                       Class E
                                           ---------------------------     -----------------------
                                                        January 2, 2001(a)              May 1, 2001(a)
                                            Year Ended       through        Year Ended     through
                                           December 31,    December 31,    December 31,  December 31,
                                               2002            2001            2002          2001
                                           ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period          $14.50         $ 21.47          $14.58        $19.02
                                              ------         -------          ------        ------
Income From Investment Operations
Net investment income (loss)..............     (0.06)          (0.04)          (0.01)         0.00
Net realized and unrealized gain (loss) on
 investments..............................     (4.17)          (6.93)          (4.24)        (4.44)
                                              ------         -------          ------        ------
    Total from investment operations......     (4.23)          (6.97)          (4.25)        (4.44)
                                              ------         -------          ------        ------
Net Asset Value, End of Period............    $10.27         $ 14.50          $10.33        $14.58
                                              ======         =======          ======        ======
Total Return (%)..........................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net
 assets (%)...............................      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)...............        78             105 (c)          78           105 (c)
Net assets, end of period (000)...........    $9,037         $12,334          $3,605        $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     MetLife Mid Cap Stock Index Portfolio

                                                           Class A                           Class B
                                              ------------------------------     ---------------------------
                                                  Year Ended     July 5, 2000(a)              January 2, 2001(a)
                                                 December 31,        through      Year Ended       through
                                              -----------------   December 31,   December 31,    December 31,
                                                2002      2001        2000           2002            2001
                                              --------  -------  --------------- ------------ ------------------
Net Asset Value, Beginning of Period......... $  10.46  $ 10.64      $ 10.00       $ 10.43          $10.54
                                              --------  -------      -------       -------          ------
Income From Investment Operations
Net investment income........................     0.05     0.06         0.03          0.03            0.04
Net realized and unrealized gain (loss) on
 investments.................................    (1.60)   (0.19)        0.66         (1.60)          (0.10)
                                              --------  -------      -------       -------          ------
    Total from investment operations.........    (1.55)   (0.13)        0.69         (1.57)          (0.06)
                                              --------  -------      -------       -------          ------
Less Distributions
Distributions from net investment income.....    (0.04)   (0.02)       (0.03)        (0.03)          (0.02)
Distributions from net realized capital gains     0.00    (0.03)       (0.02)         0.00           (0.03)
                                              --------  -------      -------       -------          ------
    Total distributions......................    (0.04)   (0.05)       (0.05)        (0.03)          (0.05)
                                              --------  -------      -------       -------          ------
Net Asset Value, End of Period............... $   8.87  $ 10.46      $ 10.64       $  8.83          $10.43
                                              ========  =======      =======       =======          ======
Total Return (%).............................    (14.9)    (1.2)         6.8 (b)     (15.1)            3.1 (b)
Ratio of operating expenses to average net
 assets (%)..................................     0.43     0.45         0.45 (c)      0.68            0.70 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.70     0.71         0.92 (c)      0.46            0.48 (c)
Portfolio turnover rate (%)..................       46       45          124 (c)        46              45 (c)
Net assets, end of period (000).............. $117,340  $97,505      $61,934       $12,790          $5,895
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       --     0.52         0.83 (c)        --            0.77 (c)

                                                                                          Class E
                                                                                -----------------------
                                                                                             May 1, 2001(a)
                                                                                 Year Ended     through
                                                                                December 31,  December 31,
                                                                                    2002          2001
                                                                                ------------ --------------
Net Asset Value, Beginning of Period...........................................    $10.45        $10.54
                                                                                   ------        ------
Income From Investment Operations
Net investment income..........................................................      0.05          0.00
Net realized and unrealized gain (loss) on investments.........................     (1.61)        (0.09)
                                                                                   ------        ------
    Total from investment operations...........................................     (1.56)        (0.09)
                                                                                   ------        ------
Less Distributions
Distributions from net investment income.......................................     (0.04)         0.00
                                                                                   ------        ------
    Total distributions........................................................     (0.04)         0.00
                                                                                   ------        ------
Net Asset Value, End of Period.................................................    $ 8.85        $10.45
                                                                                   ======        ======
Total Return (%)...............................................................     (15.0)         (0.9)(b)
Ratio of operating expenses to average net assets (%)..........................      0.58          0.60 (c)
Ratio of net investment income to average net assets (%).......................      0.62          0.00 (c)
Portfolio turnover rate (%)....................................................        46            45 (c)
Net assets, end of period (000)................................................    $9,804        $  0.1
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)...........................        --          0.67 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               Neuberger Berman Partners Mid Cap Value Portfolio

                                                                       Class A
                                              ------------------------------------------------------
                                                                                     November 9, 1998(a)
                                                     Year Ended December 31,               through
                                              -------------------------------------     December 31,
                                                2002      2001      2000      1999          1998
                                              --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period......... $  14.16  $  14.82  $  11.97  $ 10.73        $10.00
                                              --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income........................     0.06      0.13      0.04     0.06          0.03
Net realized and unrealized gain (loss) on
 investments.................................    (1.42)    (0.50)     3.35     1.80          0.71
                                              --------  --------  --------  -------        ------
    Total from investment operations.........    (1.36)    (0.37)     3.39     1.86          0.74
                                              --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.....    (0.01)    (0.03)    (0.04)   (0.07)        (0.01)
Distributions from net realized capital gains    (0.03)    (0.26)    (0.50)   (0.55)         0.00
                                              --------  --------  --------  -------        ------
    Total distributions......................    (0.04)    (0.29)    (0.54)   (0.62)        (0.01)
                                              --------  --------  --------  -------        ------
Net Asset Value, End of Period............... $  12.76  $  14.16  $  14.82  $ 11.97        $10.73
                                              ========  ========  ========  =======        ======
Total Return (%).............................     (9.6)     (2.5)     28.3     17.6           7.4 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.80      0.81      0.87     0.72          0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     0.77      0.69      0.76       --            -- (c)
Ratio of net investment income to average
 net assets (%)..............................     0.43      0.90      0.58     0.86          2.61 (c)
Portfolio turnover rate (%)..................       84       212       207      134            21 (c)
Net assets, end of period (000).............. $156,117  $160,074  $131,356  $38,722        $8,647
The Ratios of operating expenses to average
 net assets without giving effect to
 the voluntary expense agreement would have
 been (%)....................................       --        --        --     1.18         1.86 (c)

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............   $ 14.12        $14.36        $14.15        $14.37
                                                    -------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.01          0.04          0.03          0.00
Net realized and unrealized gain (loss) on
 investments.....................................     (1.40)        (0.28)        (1.40)        (0.22)
                                                    -------        ------        ------        ------
    Total from investment operations.............     (1.39)        (0.24)        (1.37)        (0.22)
                                                    -------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.01)         0.00         (0.01)         0.00
Distributions from net realized capital gains....     (0.03)         0.00         (0.03)         0.00
                                                    -------        ------        ------        ------
    Total distributions..........................     (0.04)         0.00         (0.04)         0.00
                                                    -------        ------        ------        ------
Net Asset Value, End of Period...................   $ 12.69        $14.12        $12.74        $14.15
                                                    =======        ======        ======        ======
Total Return (%).................................      (9.9)         (1.7)(b)      (9.7)         (1.5)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      1.05          1.06 (c)      0.95          0.96 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      1.02          0.97 (c)      0.92          0.87 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.17          0.77 (c)      0.29          0.67 (c)
Portfolio turnover rate (%)......................        84           212 (c)        84           212 (c)
Net assets, end of period (000)..................   $11,113        $2,410        $5,735        $   32

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                 Franklin Templeton Small Cap Growth Portfolio

                                     Class A                    Class B                    Class E
                            ----------------------     ----------------------     ----------------------
                                            May 1,                     May 1,                     May 1,
                                Year       2001(a)         Year       2001(a)         Year       2001(a)
                               Ended       through        Ended       through        Ended       through
                            December 31, December 31,  December 31, December 31,  December 31, December 31,
                                2002         2001          2002         2001          2002         2001
                            ------------ ------------  ------------ ------------  ------------ ------------
Net Asset Value, Beginning
 of Period.................   $  8.88       $10.00        $ 8.88       $10.00        $ 8.88       $10.00
                              -------       ------        ------       ------        ------       ------
Income From Investment
 Operations
Net investment income
 (loss)....................     (0.04)        0.00         (0.04)       (0.01)        (0.01)        0.00
Net realized and unrealized
 gain (loss) on
 investments...............     (2.43)       (1.12)        (2.45)       (1.11)        (2.46)       (1.12)
                              -------       ------        ------       ------        ------       ------
Total from investment
 operations................     (2.47)       (1.12)        (2.49)       (1.12)        (2.47)       (1.12)
                              -------       ------        ------       ------        ------       ------
Net Asset Value, End of
 Period....................   $  6.41       $ 8.88        $ 6.39       $ 8.88        $ 6.41       $ 8.88
                              =======       ======        ======       ======        ======       ======
Total Return (%)...........     (27.8)       (11.2)(b)     (28.0)       (11.2)(b)     (27.8)       (11.2)(b)
Ratio of operating expenses
 to average net
 assets (%)................      1.05         1.05 (c)      1.30         1.30 (c)      1.20         1.20 (c)
Ratio of net investment
 income (loss) to average
 net assets (%)............     (0.60)        0.00 (c)     (0.85)       (0.51)(c)     (0.72)       (0.41)(c)
Portfolio turnover
 rate (%)..................        33           67 (c)        33           67 (c)        33           67 (c)
Net assets, end of period
 (000).....................   $12,079       $7,468        $9,403       $4,493        $2,235       $    6
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 would have been (%).......      1.51         2.69 (c)      1.76         2.94 (c)      1.66         2.84 (c)

--------
(a) Commencement of Operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                       Loomis Sayles Small Cap Portfolio

                                                                                                     Class A
                                                                                ------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                ------------------------------------------------
                                                                                  2002      2001      2000      1999      1998
                                                                                --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period........................................... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92
                                                                                --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income..........................................................     0.14      0.34      0.42      0.51      1.24
Net realized and unrealized gain (loss) on investments.........................   (38.32)   (19.28)    10.13     48.23     (4.01)
                                                                                --------  --------  --------  --------  --------
    Total from investment operations...........................................   (38.18)   (18.94)    10.55     48.74     (2.77)
                                                                                --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.......................................    (0.18)    (0.53)    (0.01)    (0.53)    (1.24)
Distributions from net realized capital gains..................................     0.00    (12.67)    (1.86)     0.00     (1.32)
Distributions in excess of net realized capital gains..........................     0.00     (1.02)     0.00      0.00     (0.07)
                                                                                --------  --------  --------  --------  --------
    Total Distributions........................................................    (0.18)   (14.22)    (1.87)    (0.53)    (2.63)
                                                                                --------  --------  --------  --------  --------
Net Asset Value, End of Period................................................. $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                                                                ========  ========  ========  ========  ========
Total Return (%)...............................................................    (21.6)     (8.8)      5.2      31.8      (1.7)
Ratio of operating expenses to average net assets before expense reductions (%)     0.97      1.00      0.96      1.00      1.00
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)...........................................................................     0.97      1.00      0.95        --        --
Ratio of net investment income to average net assets (%).......................     0.14      0.18      0.22      0.34      0.88
Portfolio turnover rate (%)....................................................       99       111       148       146       111
Net assets, end of period (000)................................................ $281,477  $406,525  $486,439  $322,318  $238,589
The Ratios of operating expenses to average net assets without giving effect
 to the voluntary expense agreement would have been (%)........................       --      1.00      0.95      1.10      1.10

                                                                                     Class B                Class E
                                                                                 ---------------- -----------------------
                                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                                     through       Year Ended     through
                                                                                   December 31,   December 31,  December 31,
                                                                                       2002           2002          2002
                                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................................     $144.89        $177.03       $179.40
                                                                                     -------        -------       -------
Income From Investment Operations
Net investment income...........................................................        0.00           0.03          0.07
Net realized and unrealized gain (loss) on investments..........................       (6.69)        (38.32)        (2.44)
                                                                                     -------        -------       -------
    Total from investment operations............................................       (6.69)        (38.29)        (2.37)
                                                                                     -------        -------       -------
Less Distributions
Distributions from net investment income........................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
    Total Distributions.........................................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
Net Asset Value, End of Period..................................................     $138.20        $138.65       $177.03
                                                                                     =======        =======       =======
Total Return (%)................................................................        (4.6)(b)      (21.6)         (1.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%).        1.22 (c)       1.12          1.15 (c)
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)............................................................................        1.22 (c)       1.12          1.15 (c)
Ratio of net investment income to average net assets (%)........................        0.00 (c)      (0.01)         0.03 (c)
Portfolio turnover rate (%).....................................................          99 (c)         99           111 (c)
Net assets, end of period (000).................................................     $     1        $10,242       $ 2,142
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)............................          --             --          1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    State Street Research Aurora Portfolio

                                                       Class A                         Class B
                                         -------------------------------     -----------------------
                                             Year Ended      July 5, 2000(a)              May 1, 2001(a)
                                            December 31,         through      Year Ended     through
                                         ------------------   December 31,   December 31,  December 31,
                                           2002      2001         2000           2002          2001
                                         --------  --------  --------------- ------------ --------------
Net Asset Value, Beginning of Period.... $  14.13  $  12.24      $ 10.00        $14.12        $14.12
                                         --------  --------      -------        ------        ------
Income From Investment Operations
Net investment income (loss)............    (0.04)     0.02         0.03          0.00          0.00
Net realized and unrealized gain (loss)
 on investments.........................    (2.95)     1.94         2.29         (3.01)         0.00
                                         --------  --------      -------        ------        ------
    Total from investment operations....    (2.99)     1.96         2.32         (3.01)         0.00
                                         --------  --------      -------        ------        ------
Less Distributions
Distributions from net investment income    (0.01)    (0.01)       (0.03)        (0.01)         0.00
Distributions from net realized capital
 gains..................................    (0.06)    (0.06)       (0.05)        (0.06)         0.00
                                         --------  --------      -------        ------        ------
    Total distributions.................    (0.07)    (0.07)       (0.08)        (0.07)         0.00
                                         --------  --------      -------        ------        ------
Net Asset Value, End of Period.......... $  11.07  $  14.13      $ 12.24        $11.04        $14.12
                                         ========  ========      =======        ======        ======
Total Return (%)........................    (21.3)     16.0         23.2 (b)     (21.5)          0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.95      0.98         1.05 (c)      1.20          1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.28)     0.18         1.12 (c)     (0.53)         0.00 (c)
Portfolio turnover rate (%).............       27        15           24 (c)        27            15 (c)
Net assets, end of period (000)......... $319,202  $291,426      $54,379        $   10        $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        1.34 (c)         --            --

                                                                     Class E
                                                           -----------------------
                                                                        May 1, 2001(a)
                                                            Year Ended     through
                                                           December 31,  December 31,
                                                           ------------ --------------
Net Asset Value, Beginning of Period......................   $ 14.12        $14.12
                                                             -------        ------
Income From Investment Operations
Net investment income (loss)..............................     (0.01)        (0.01)
Net realized and unrealized gain (loss) on investments....     (3.00)         0.01
                                                             -------        ------
    Total from investment operations......................     (3.01)         0.00
                                                             -------        ------
Less Distributions
Distributions from net investment income..................     (0.01)         0.00
Distributions from net realized capital gains.............     (0.06)         0.00
                                                             -------        ------
    Total distributions...................................     (0.07)         0.00
                                                             -------        ------
Net Asset Value, End of Period............................   $ 11.04        $14.12
                                                             =======        ======
Total Return (%)..........................................     (21.5)          0.0 (b)
Ratio of operating expenses to average net assets (%).....      1.10          1.13 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................     (0.43)        (0.25)(c)
Portfolio turnover rate (%)...............................        27            15 (c)
Net assets, end of period (000)...........................   $56,055        $6,720
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)......................................        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                      Morgan Stanley EAFE Index Portfolio

                                                                               Class A
                                                      ------------------------------------------------------
                                                                                             November 9, 1998(a)
                                                             Year Ended December 31,               through
                                                      -------------------------------------     December 31,
                                                        2002      2001      2000      1999          1998
                                                      --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period................. $   8.75  $  11.22  $  13.34  $ 10.80        $ 10.00
                                                      --------  --------  --------  -------        -------
Income From Investment Operations
Net investment income................................     0.10      0.09      0.07     0.10           0.01
Net realized and unrealized gain (loss) on
 investments.........................................    (1.55)    (2.52)    (2.00)    2.58           0.80
                                                      --------  --------  --------  -------        -------
    Total from investment operations.................    (1.45)    (2.43)    (1.93)    2.68           0.81
                                                      --------  --------  --------  -------        -------
Less Distributions
Distributions from net investment income.............    (0.04)    (0.03)    (0.11)   (0.06)         (0.01)
Distributions from net realized capital gains........     0.00     (0.01)    (0.08)   (0.08)          0.00
                                                      --------  --------  --------  -------        -------
    Total distributions..............................    (0.04)    (0.04)    (0.19)   (0.14)         (0.01)
                                                      --------  --------  --------  -------        -------
Net Asset Value, End of Period....................... $   7.26  $   8.75  $  11.22  $ 13.34        $ 10.80
                                                      ========  ========  ========  =======        =======
Total Return (%).....................................    (16.6)    (21.7)    (14.5)    24.9            8.1 (b)
Ratio of operating expenses to average net assets (%)     0.73      0.70      0.58     0.50           0.49 (c)
Ratio of net investment income to average net
 assets (%)..........................................     1.43      1.00      0.76     1.25           0.71 (c)
Portfolio turnover rate (%)..........................       23         9        10       44             13 (c)
Net assets, end of period (000)...................... $112,325  $112,775  $100,950  $82,355        $25,453
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...............     0.79      0.82      0.78     1.77           1.41 (c)

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........    $ 8.66          $11.12          $ 8.74        $10.43
                                                 ------          ------          ------        ------
Income From Investment Operations
Net investment income........................      0.06            0.04            0.06          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (1.50)          (2.46)          (1.51)        (1.69)
                                                 ------          ------          ------        ------
    Total from investment operations.........     (1.44)          (2.42)          (1.45)        (1.69)
                                                 ------          ------          ------        ------
Less Distributions
Distributions from net investment income.....     (0.04)          (0.03)          (0.04)         0.00
Distributions from net realized capital gains      0.00           (0.01)           0.00          0.00
                                                 ------          ------          ------        ------
    Total distributions......................     (0.04)          (0.04)          (0.04)         0.00
                                                 ------          ------          ------        ------
Net Asset Value, End of Period...............    $ 7.18          $ 8.66          $ 7.25        $ 8.74
                                                 ======          ======          ======        ======
Total Return (%).............................     (16.8)          (21.8)(b)       (16.7)        (16.2)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.98            0.95 (c)        0.88          0.85 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.11            0.46 (c)        1.02          0.00 (c)
Portfolio turnover rate (%)..................        23               9 (c)          23             9 (c)
Net assets, end of period (000)..............    $9,654          $4,099          $9,838        $   61
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)....................................      1.04            1.07 (c)        0.94          0.97 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              Balanced Portfolio

                                                     Class A                                Class E
                                ------------------------------------------------  -----------------------
                                                                                               May 1, 2001(a)
                                             Year Ended December 31,               Year Ended     through
                                ------------------------------------------------  December 31,  December 31,
                                  2002      2001      2000      1999      1998        2002          2001
                                --------  --------  --------  --------  --------  ------------ --------------
Net Asset Value, Beginning of
 Period........................ $  12.44  $  13.58  $  13.85  $  15.51  $  14.86     $12.43        $12.72
                                --------  --------  --------  --------  --------     ------        ------
Income From Investment
 Operations
Net investment income..........     0.34      0.39      0.42      0.43      0.38       0.29          0.05
Net realized and unrealized
 gain (loss) on investments....    (1.99)    (0.99)    (0.68)    (1.21)     0.97      (1.96)        (0.34)
                                --------  --------  --------  --------  --------     ------        ------
    Total from investment
     operations................    (1.65)    (0.60)    (0.26)    (0.78)     1.35      (1.67)        (0.29)
                                --------  --------  --------  --------  --------     ------        ------
Less Distributions
Distributions from net
 investment income.............    (0.27)    (0.54)     0.00     (0.43)    (0.38)     (0.27)         0.00
Distributions from net realized
 capital gains.................     0.00      0.00     (0.01)    (0.26)    (0.32)      0.00          0.00
Distributions in excess of net
 realized capital gains........     0.00      0.00      0.00     (0.19)     0.00       0.00          0.00
                                --------  --------  --------  --------  --------     ------        ------
    Total Distributions........    (0.27)    (0.54)    (0.01)    (0.88)    (0.70)     (0.27)         0.00
                                --------  --------  --------  --------  --------     ------        ------
Net Asset Value, End of
 Period........................ $  10.52  $  12.44  $  13.58  $  13.85  $  15.51     $10.49        $12.43
                                ========  ========  ========  ========  ========     ======        ======
Total Return (%)...............    (13.5)     (4.5)     (1.9)     (5.1)      9.1      (13.7)         (2.3)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)........     0.85      0.83      0.80      0.77      0.82       1.00          0.98 (c)
Ratio of operating expenses to
 average net assets after
 expense reductions (%) (d)....     0.83      0.83      0.80        --        --       0.98          0.98 (c)
Ratio of net investment income
 to average net assets (%).....     2.69      3.00      2.88      2.83      2.72       2.54          2.71 (c)
Portfolio turnover rate (%)....       47        65       126        63        72         47            65 (c)
Net assets, end of period
 (000)......................... $102,817  $143,059  $159,977  $192,666  $190,577     $9,548        $1,583

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                          MFS Total Return Portfolio

                                                                   Class A                         Class B
                                              ------------------------------------------------  --------------
                                                                                                May 1, 2002(a)
                                                           Year Ended December 31,                 through
                                              ------------------------------------------------   December 31,
                                                2002      2001      2000      1999      1998         2002
                                              --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Year........... $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85     $129.24
                                              --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net investment income........................     3.89      4.60      6.49      6.98      6.56        0.99
Net realized and unrealized gain (loss) on
 investments.................................   (10.18)   (11.61)   (12.98)    13.48     30.50      (11.22)
                                              --------  --------  --------  --------  --------     -------
    Total from investment operations.........    (6.29)    (7.01)    (6.49)    20.46     37.06      (10.23)
                                              --------  --------  --------  --------  --------     -------
Less Distributions
Distributions from net investment income.....    (4.47)    (6.60)     0.00     (6.83)    (6.51)       0.00
Distributions from net realized capital
 gains.......................................   (11.33)   (30.39)    (4.41)   (24.57)   (12.64)       0.00
                                              --------  --------  --------  --------  --------     -------
    Total Distributions......................   (15.80)   (36.99)    (4.41)   (31.40)   (19.15)       0.00
                                              --------  --------  --------  --------  --------     -------
Net Asset Value, End of Year................. $ 119.83  $ 141.92  $ 185.92  $ 196.82  $ 207.76     $119.01
                                              ========  ========  ========  ========  ========     =======
Total Return (%).............................     (5.4)     (3.8)     (3.4)     10.0      19.7        (7.9)(b)
Ratio of operating expenses to average net
 assets (%)..................................     0.66      0.63      0.58      0.58      0.58        0.91 (c)
Ratio of net investment income to average net
 assets (%)..................................     2.98      2.96      3.14      3.16      3.15        2.75 (c)
Portfolio turnover rate (%)..................       91       160        48        49        25          91 (c)
Net assets, end of year (000)................ $133,092  $157,716  $181,270  $218,881  $213,639     $ 7,168

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

            Salomon Brothers Strategic Bond Opportunities Portfolio

                                                                            Class A
                                                         ---------------------------------------------
                                                                    Year Ended December 31,
                                                         ---------------------------------------------
                                                           2002      2001      2000     1999     1998
                                                         --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period.................... $  11.20  $  11.42  $ 10.67  $ 11.43  $ 12.01
                                                         --------  --------  -------  -------  -------
Income From Investment Operations
Net investment income...................................     0.69      0.70     0.77     0.95     0.80
Net realized and unrealized gain (loss) on investments..     0.35      0.04    (0.02)   (0.78)   (0.56)
                                                         --------  --------  -------  -------  -------
    Total from investment operations....................     1.04      0.74     0.75     0.17     0.24
                                                         --------  --------  -------  -------  -------
Less Distributions
Distributions from net investment income................    (0.80)    (0.96)    0.00    (0.93)   (0.79)
Distributions from net realized capital gains...........     0.00      0.00     0.00     0.00    (0.02)
Distributions in excess of net realized capital gains...     0.00      0.00     0.00     0.00    (0.01)
                                                         --------  --------  -------  -------  -------
    Total distributions.................................    (0.80)    (0.96)    0.00    (0.93)   (0.82)
                                                         --------  --------  -------  -------  -------
Net Asset Value, End of Period.......................... $  11.44  $  11.20  $ 11.42  $ 10.67  $ 11.43
                                                         ========  ========  =======  =======  =======
Total Return (%)........................................      9.6       6.6      7.0      1.4      2.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.85      0.84     0.78     0.81     0.85
Ratio of Net Investment Income to Average Net Assets (%)     6.25      6.44     6.90     8.15     7.20
Portfolio Turnover Rate (%).............................      239       248      360      224      283
Net Assets, End of Period (000)......................... $122,023  $109,448  $95,434  $94,910  $95,450

                                                             Class B                Class E
                                                         ---------------  -----------------------
                                                         July 30, 2002(a)     Year     May 1, 2001(a)
                                                             through         Ended        through
                                                          December 31,    December 31,  December 31,
                                                              2002            2002          2001
                                                         ---------------  ------------ --------------
Net Asset Value, Beginning of Period....................     $10.43         $ 11.20        $10.80
                                                             ------         -------        ------
Income From Investment Operations
Net investment income...................................       0.14            0.73          0.10
Net realized and unrealized gain (loss) on investments..       0.84            0.29          0.30
                                                             ------         -------        ------
    Total from investment operations....................       0.98            1.02          0.40
                                                             ------         -------        ------
Less Distributions
Distributions from net investment income................       0.00           (0.80)         0.00
Distributions from net realized capital gains...........       0.00            0.00          0.00
Distributions in excess of net realized capital gains...       0.00            0.00          0.00
                                                             ------         -------        ------
    Total distributions.................................       0.00           (0.80)         0.00
                                                             ------         -------        ------
Net Asset Value, End of Period..........................     $11.41         $ 11.42        $11.20
                                                             ======         =======        ======
Total Return (%)........................................        9.4 (b)         9.4           3.7 (b)
Ratio of Operating Expenses to Average Net Assets (%)...       1.10 (c)        1.00          0.99 (c)
Ratio of Net Investment Income to Average Net Assets (%)       5.66 (c)        6.03          5.50 (c)
Portfolio Turnover Rate (%).............................        239 (c)         239           248 (c)
Net Assets, End of Period (000).........................     $    2         $26,060        $2,476

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  Salomon Brothers U.S. Government Portfolio

                                                                 Class A
                                              --------------------------------------------
                                                         Year Ended December 31,
                                              --------------------------------------------
                                                2002      2001     2000     1999     1998
                                              --------  --------  ------- -------  -------
Net Asset Value, Beginning of Period......... $  11.97  $  11.94  $ 10.81 $ 11.47  $ 11.14
                                              --------  --------  ------- -------  -------
Income From Investment Operations
Net investment income........................     0.38      0.37     0.67    0.65     0.47
Net realized and unrealized gain (loss) on
 investments.................................     0.54      0.41     0.46   (0.62)    0.37
                                              --------  --------  ------- -------  -------
    Total from investment operations.........     0.92      0.78     1.13    0.03     0.84
                                              --------  --------  ------- -------  -------
Less Distributions
Distributions from net investment income.....    (0.38)    (0.75)    0.00   (0.66)   (0.45)
Distributions from net realized capital gains    (0.17)     0.00     0.00   (0.03)   (0.06)
                                              --------  --------  ------- -------  -------
    Total Distributions......................    (0.55)    (0.75)    0.00   (0.69)   (0.51)
                                              --------  --------  ------- -------  -------
Net Asset Value, End of Period............... $  12.34  $  11.97  $ 11.94 $ 10.81  $ 11.47
                                              ========  ========  ======= =======  =======
Total Return (%).............................      7.9       6.7     10.5     0.2      7.5
Ratio of Operating Expenses to Average Net
 Assets (%)..................................     0.70      0.70     0.70    0.70     0.70
Ratio of Net Investment Income to Average
 Net Assets (%)..............................     2.20      4.49     6.29    5.89     5.70
Portfolio Turnover Rate (%)..................      672       362      583     530      496
Net Assets, End of Period (000).............. $180,989  $102,066  $57,173 $50,967  $45,807
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................     0.70      0.73     0.71    0.72     0.77

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)              May 1, 2001(a)
                                                  through       Year Ended     through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........      $11.88        $ 11.96        $11.45
                                                   ------        -------        ------
Income From Investment Operations
Net investment income........................        0.04           0.31          0.07
Net realized and unrealized gain (loss) on
 investments.................................        0.39           0.42          0.44
                                                   ------        -------        ------
    Total from investment operations.........        0.43           0.73          0.51
                                                   ------        -------        ------
Less Distributions
Distributions from net investment income.....        0.00          (0.20)         0.00
Distributions from net realized capital gains        0.00          (0.17)         0.00
                                                   ------        -------        ------
    Total Distributions......................        0.00          (0.37)         0.00
                                                   ------        -------        ------
Net Asset Value, End of Period...............      $12.31        $ 12.32        $11.96
                                                   ======        =======        ======
Total Return (%).............................         3.6 (b)        7.7           4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)..................................        0.95 (c)       0.85          0.85 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)..............................        1.34 (c)       2.05          3.39 (c)
Portfolio Turnover Rate (%)..................         672 (c)        672           362 (c)
Net Assets, End of Period (000)..............      $    2        $67,262        $6,289
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................        0.95 (c)       0.85          0.88 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                   T. Rowe Price Small Cap Growth
                                           Portfolio
Davis Venture Value Portfolio
FI Structured Equity Portfolio           INTERNATIONAL/GLOBAL EQUITY
Harris Oakmark Large Cap Value Portfolio PORTFOLIOS
MetLife Stock Index Portfolio
MFS Investors Trust Portfolio            Morgan Stanley EAFE(R) Index Portfolio
MFS Research Managers Portfolio          Putnam International Stock Portfolio
Met/Putnam Voyager Portfolio (formerly   Scudder Global Equity Portfolio
  Putnam Large Cap Growth Portfolio)
State Street Research Investment Trust   EQUITY AND FIXED-INCOME
  Portfolio                              PORTFOLIOS
State Street Research Large Cap Value
  Portfolio                              State Street Research Diversified
T. Rowe Price Large Cap Growth Portfolio   Portfolio

FI Mid Cap Opportunities Portfolio       FIXED-INCOME PORTFOLIOS
Harris Oakmark Focused Value Portfolio
Janus Mid Cap Portfolio                  Lehman Brothers(R) Aggregate Bond Index
MetLife Mid Cap Stock Index Portfolio      Portfolio
Neuberger Berman Partners Mid Cap Value  Salomon Brothers Strategic Bond
  Portfolio                                Opportunities Portfolio
State Street Research Aggressive Growth  Salomon Brothers U.S. Government
  Portfolio                                Portfolio
                                         State Street Research Bond Income
Franklin Templeton Small Cap Growth        Portfolio
  Portfolio
Loomis Sayles Small Cap Portfolio        MONEY MARKET PORTFOLIO
Russell 2000(R) Index Portfolio
State Street Research Aurora Portfolio   State Street Research Money Market
                                           Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................   3
Section II--Information about each Portfolio...............................   6
Section III--Other Information about the Fund.............................. 195
Financial Highlights....................................................... 198

                       Information about each Portfolio
                       --------------------------------
Davis Venture Value Portfolio..............................................   8
FI Structured Equity Portfolio.............................................  12
Harris Oakmark Large Cap Value Portfolio...................................  16
MetLife Stock Index Portfolio..............................................  22
MFS Investors Trust Portfolio..............................................  27
MFS Research Managers Portfolio............................................  32
Met/Putnam Voyager Portfolio...............................................  38
State Street Research Investment Trust Portfolio...........................  44
State Street Research Large Cap Value Portfolio............................  50
T. Rowe Price Large Cap Growth Portfolio...................................  58
FI Mid Cap Opportunities Portfolio.........................................  66
Harris Oakmark Focused Value Portfolio.....................................  70
Janus Mid Cap Portfolio....................................................  77
MetLife Mid Cap Stock Index Portfolio......................................  85
Neuberger Berman Partners Mid Cap Value Portfolio..........................  90
State Street Research Aggressive Growth Portfolio..........................  95
Franklin Templeton Small Cap Growth Portfolio.............................. 101
Loomis Sayles Small Cap Portfolio.......................................... 107
Russell 2000 Index Portfolio............................................... 113
State Street Research Aurora Portfolio..................................... 118
T. Rowe Price Small Cap Growth Portfolio................................... 126
Morgan Stanley EAFE Index Portfolio........................................ 133
Putnam International Stock Portfolio....................................... 139
Scudder Global Equity Portfolio............................................ 145
State Street Research Diversified Portfolio................................ 152
Lehman Brothers Aggregate Bond Index Portfolio............................. 162
Salomon Brothers Strategic Bond Opportunities Portfolio.................... 168
Salomon Brothers U.S. Government Portfolio................................. 175
State Street Research Bond Income Portfolio................................ 181
State Street Research Money Market Portfolio............................... 189

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Thirty of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio is a "diversified" fund. As "non-diversified" funds, the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio may hold fewer securities than the other Portfolios. If the stocks held by these Portfolios perform poorly, the Portfolios could incur greater losses than if they had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.





A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the "Index Portfolios") and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Portfolio and the FI Mid Cap Opportunities Portfolio may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

                                                  Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

                                                  Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                        FI Structured Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. FMR normally invests at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Portfolio's assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Portfolio and in selecting its investments. FMR considers the Portfolio's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                 FI Structured Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser and its investment objective and principal investment strategies. Performance information set forth below reflects results prior to these changes.

                       [CHART]

1994   1995   1996   1997   1998   1999  2000    2001    2002
-----  -----  -----  -----  -----  ----  -----  ------  ------
-1.2%  36.5%  18.1%  33.5%  24.4%  9.4%  -5.2%  -13.9%  -19.5%

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -17.71% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................    -19.45%        -2.20%              8.38%
Class B*......................    -19.70%        -2.45%              8.13%
Class E**.....................    -19.56%        -2.35%              8.23%
S&P 500 Index.................    -22.09%        -0.58%              9.47%
Russell 1000 Value Index......    -15.52%         1.16%             10.29%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

FI Structured Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.67%   0.67%   0.67%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.72%   0.97%   0.87%

--------
(1) FMR directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.71% for Class A shares, 0.96% for Class B shares and 0.86% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $74       $230        $401     $  894
               Class B   $99       $309        $536     $1,190
               Class E   $89       $278        $482     $1,073

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.   The Portfolio may invest in exchange traded funds
("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                                                 FI Structured Equity Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of the Portfolio. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio's average daily net assets.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above.

Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                       Harris Oakmark Large Cap Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Large Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                [CHART]

 1999  2000   2001    2002
-----  -----  -----  ------
-6.9%  12.4%  18.4%  -14.2%


During the period shown above, the highest quarterly return was -12.92% for the second quarter of 1999, and the lowest quarterly return was -16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                       Life of the
                                                        Portfolio
                                                       (November 1,
                                         Past One Year    1998)
                                         ------------- ------------
             Class A....................    -14.16%        0.83%
             Class B*...................    -14.41%        0.58%
             Class E**..................    -14.29%        0.68%
             S&P 500 Index..............    -22.09%       -3.90%
             Russell 1000 Value Index***    -15.52%       -0.20%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Russell
    1000 Value Index instead of the S&P 500 Index. The Russell 1000 Value Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

                                       Harris Oakmark Large Cap Value Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.75%   0.75%   0.75%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.08%   0.08%   0.08%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.83%   1.08%   0.98%

--------
(1) Harris directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.82% for Class A shares, 1.07% for Class B shares and 0.97% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 85      $265        $460     $1,025
               Class B   $110      $343        $595     $1,317
               Class E   $100      $312        $542     $1,201

Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                       Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris managed approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan joined Harris in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         MFS Investors Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, ordinarily invests at least 65% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Portfolio may invest in companies of any size, the Portfolio focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Portfolio may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Investors Trust Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                    [CHART]

2000    2001    2002
-----  ------  ------
-0.2%  -15.9%  -20.2%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -14.10% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -20.20%           -9.69%
               Class B*.....    -20.45%           -9.94%
               Class E**....    -20.24%           -9.84%
               S&P 500 Index    -22.09%           -9.53%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

                                                  MFS Investors Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.75%   0.75%   0.75%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.59%   0.59%   0.59%
                                                   ------  ------  ------
      Total Annual Portfolio Operating Expenses(1)  1.34%   1.59%   1.49%
      Fee Waiver and/or Expense Reimbursement(2).. (0.34%) (0.34%) (0.34%)
                                                   ------  ------  ------
      Net Operating Expenses(1)(2)................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.32% for Class A shares, 1.57% for Class B shares and 1.47% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.98% for Class A shares, 1.23% for Class B shares and 1.13% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $391        $702     $1,583
               Class B   $127      $469        $834     $1,861
               Class E   $117      $438        $781     $1,750

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

MFS Investors Trust Portfolio



Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                                  MFS Investors Trust Portfolio



  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., a Senior Vice President of MFS, and Brooks Taylor, a Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Taylor has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                        MFS Research Managers Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, invests at least 80% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Portfolio invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Portfolio may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Portfolio from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                                MFS Research Managers Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

       [CHART]

 2000    2001    2002
------  ------  ------
-3.6%   -21.0%  -24.1%

During the period shown above, the highest quarterly return was 22.37% for the fourth quarter of 1999, and the lowest quarterly return was -19.26% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -24.12%           -9.54%
               Class B*.....        N/A              N/A
               Class E**....    -24.21%           -9.69%
               S&P 500 Index    -22.09%           -9.53%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

MFS Research Managers Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.75%   0.75%   0.75%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses(1)......................................  0.39%   0.39%   0.39%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses(1)...........  1.14%   1.39%   1.29%
Fee Waiver and/or Expense Reimbursement(2)............. (0.14%) (0.14%) (0.14%)
                                                        ------  ------  ------
Net Operating Expenses(1)(2)...........................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.07% for Class A shares, 1.32% for Class B shares and 1.22% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.93% for Class A shares, 1.18% for Class B shares and 1.08% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $102      $348        $614     $1,374
Class B............................   $127      $426        $747     $1,656
Class E............................   $117      $395        $694     $1,544

                                                MFS Research Managers Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities.   The Portfolio may invest in Rule 144A securities. Since
trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

MFS Research Managers Portfolio


countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distributions or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                MFS Research Managers Portfolio



Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of equity research analysts.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         Met/Putnam Voyager Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests mainly in common stocks of U.S. companies, with a focus on growth stocks. The Portfolio invests mainly in midsized and large companies, although the Portfolio may invest in companies of any size.

  Stock Selection

Putnam looks for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in companies that Putnam believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. Putnam will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

  . Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                   Met/Putnam Voyager Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

  [CHART]

 2001    2002
------  ------
-30.8%  -28.9%

During the period shown above, the highest quarterly return was 13.22% for the fourth quarter of 2001, and the lowest quarterly return was -26.85% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                             Life of the Portfolio
                               Past One Year     (May 1, 2000)
                               ------------- ---------------------
Class A.......................    -28.90%           -31.89%
Class B*......................    -29.15%           -32.14%
Class E**.....................    -28.97%           -32.04%
Russell 1000 Growth Index.....    -27.88%           -26.73%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Met/Putnam Voyager Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
                                                  ------- ------- -------
      Management Fees............................  0.80%   0.80%   0.80%
      Distribution and Service (12b-1) Fees......  0.00%   0.25%   0.15%
      Other Expenses.............................  0.27%   0.27%   0.27%
                                                  ------  ------  ------
      Total Annual Portfolio Operating Expenses..  1.07%   1.32%   1.22%
      Fee Waiver and/or Expense Reimbursement (1) (0.07%) (0.07%) (0.07%)
                                                  ------  ------  ------
      Net Operating Expenses (1).................  1.00%   1.25%   1.15%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $333        $583     $1,299
               Class B   $127      $411        $717     $1,584
               Class E   $117      $380        $664     $1,471

                                                   Met/Putnam Voyager Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and forward, futures and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Met/Putnam Voyager Portfolio



  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion for retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's Large Cap Growth team, with Mr. Brian O'Toole as Managing Director and Chief Investment Officer. In this role, he heads the team managing global and U.S. large-cap growth equity portfolios for both institutional and mutual fund investors. Mr. O'Toole is also the portfolio leader for other Putnam funds. Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. Before joining Putnam, Mr. O'Toole was the Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management from 1998-2002, and a Senior Portfolio Manager at The Northern Trust Company from 1994 to 1998.

Tony H. Elavia and Eric M. Wetlaufer are also members of Putnam's Large Cap Growth team. Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998). Mr. Wetlaufer joined Putnam in


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.


Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                   Met/Putnam Voyager Portfolio


1997 and has 16 years of investment experience. He co-leads the teams responsible for managing mid-cap growth equity institutional portfolios.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $500 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.80% of the Portfolio's average daily net assets.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

                               State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%  -26.1%


During the period shown above, the highest quarterly return was 19.47% for the fourth quarter of 1998, and the lowest quarterly return was -17.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......    -26.13%        -2.67%          7.28%
           Class B*.....    -26.28%        -2.92%          7.03%
           Class E*.....    -26.21%        -2.82%          7.13%
           S&P 500 Index    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.49%   0.49%   0.49%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.54%   0.79%   0.69%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.52% for Class A shares, 0.77% for Class B shares and 0.67% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $55       $173        $302      $677
               Class B   $81       $252        $439      $978
               Class E   $70       $221        $384      $859

                               State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Investment Trust Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                               State Street Research Investment Trust Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since its inception. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since its inception, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio's average daily net assets.

                State Street Research Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio's net assets in a portfolio of large capitalization stocks, which may include common and preferred stocks, convertible securities and warrants. You will receive 60 days' prior notice if this 80% minimum is going to change. State Street Research considers large capitalization companies to be those with market capitalizations at the time of investment within the range of companies included in the Russell 1000 Index or a similar index. A stock will continue to be considered a large capitalization company if the company has moved outside this range and the Portfolio may continue to hold the stock if State Street Research believes the stock remains an attractive investment. As of June 30, 2002, the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion. In the future, State Street Research may define large capitalization companies using a different index or classification system. The Portfolio may also invest up to 20% of its net assets in stocks of companies which are not large capitalization companies. This 20% may also include other securities, such as bonds and growth stocks. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among stocks, State Street Research uses a value approach and invests primarily in those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

                                State Street Research Large Cap Value Portfolio


  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

State Street Research Large Cap Value Portfolio


Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, it does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None

Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
                                                    ------- ------- -------
     Management Fees...............................  0.70%   0.70%   0.70%
     Distribution and Service (12b-1) Fees.........  0.00%   0.25%   0.15%
     Other Expenses................................  1.63%   1.63%   1.63%
                                                    ------  ------  ------
     Total Annual Portfolio Operating Expenses.....  2.33%   2.58%   2.48%
     Fee Waiver and/or Expense Reimbursement (1)(2) (1.38%) (1.38%) (1.38%)
                                                    ------  ------  ------
     Net Operating Expenses (1)....................  0.95%   1.20%   1.10%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

                                State Street Research Large Cap Value Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 97      $595       $1,120    $2,559
               Class B   $122      $671       $1,246    $2,812
               Class E   $112      $641       $1,196    $2,712

State Street Research Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                State Street Research Large Cap Value Portfolio



  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Large Cap Value Portfolio


When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Peter A. Zuger is the lead portfolio manager of the Portfolio and Anthony F. Forcione is a portfolio manager of the Portfolio. Mr. Zuger has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Zuger, a managing director, joined State Street Research in 1998 and has worked as an investment professional since 1976. Mr. Forcione has assisted with the management of the Portfolio since its inception and became a portfolio manager of the Portfolio in May 2003. Mr. Forcione, a vice president, joined State Street Research in 1992 and has worked as an investment professional since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio's average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.70% of the Portfolio's average daily net assets.

                                State Street Research Large Cap Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by State Street Research for Class S shares of State Street Research Large-Cap Value Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. Both State Street Research Large-Cap Value Fund and the Portfolio were managed by Peter A. Zuger for the periods shown. In 2003, Mr. Zuger became the lead portfolio manager, and Anthony F. Forcione became a portfolio manager, of both State Street Research Large-Cap Value Fund and the Portfolio. See further information about Mr. Forcione under "Portfolio Management" above. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of State Street Research Large-Cap Value Fund shown below. The exclusion of any other class of the State Street Research Large-Cap Value Fund and of other accounts managed by State Street Research with substantially similar investment policies does not render the performance shown below misleading. The performance of State Street Research Large-Cap Value Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                          State Street
                                            Research
                                            Large-Cap
                                              Value       S&P 500  Russell 1000
                                         Fund--Class S/1/ Index/2/ Value Index/2/
                                         ---------------  -------  -------------
Total Return for the Year Ended
  December 31, 2002.....................     -23.05%      -22.09%     -15.52%
Average Annual Total Return For the
  Past Three Years Ended December 31,
  2002..................................     -3.68%       -14.54%     -5.14%
Average Annual Total Return Since
  November 1, 1998......................     -2.12%       -3.90%      -0.20%

/1/ As of December 31, 2002, State Street Research Large-Cap Value Fund had assets of $103.5 million. The total returns were calculated using the actual fees and expenses of such fund. Had the Portfolio's estimated fees and expenses been used (whether before or after the estimated expense reimbursement), the performance figures would have been lower. The performance shown for the State Street Research Large-Cap Value Fund, which commenced operations in 1986, are for periods since November 1, 1998, when investment strategies substantially similar to those of the Portfolio were adopted.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. The Russell 1000 Value Index is an unmanaged index of common stocks of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index represents the largest 1000 U.S. companies.

                   T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price's classifications). You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio's objective. It is a fundamental policy of the Portfolio to not invest more than 30% of total assets in foreign securities.

  Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio's investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.



Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                                       T. Rowe Price Large Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

T. Rowe Price Large Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000   2001    2002
-----  -----  -----  ------
22.2%  -0.5%  -9.9%  -23.2%


During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was -15.22% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year  (November 1, 1998)
                             ------------- ---------------------
               Class A......    -23.24%           -1.79%
               Class B*.....    -23.49%           -2.04%
               Class E**....    -23.29%           -1.94%
               S&P 500 Index    -22.09%           -3.90%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                       T. Rowe Price Large Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.63%   0.63%   0.63%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.14%   0.14%   0.14%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.77%   1.02%   0.92%

--------
(1) T. Rowe Price directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 79      $246        $428     $  954
               Class B   $104      $325        $563     $1,248
               Class E   $ 94      $293        $509     $1,131

T. Rowe Price Large Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                       T. Rowe Price Large Cap Growth Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-

T. Rowe Price Large Cap Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about $140.6 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

                                       T. Rowe Price Large Cap Growth Portfolio



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $50 million of the Portfolio's average daily net assets, and 0.60% for amounts over $50 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.63% of the Portfolio's average daily net assets.

                      FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days' prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, FMR generally defines medium market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

  Investment Selection

The Portfolio is not constrained by any particular investment style. At any given time, the Portfolio may tend to buy either "growth" stocks or "value" stocks, or a combination of both. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and company management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of mid cap stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                             FI Mid Cap Opportunities Portfolio



Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.80%   0.80%   0.80%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  3.62%   3.62%   3.62%
                                                   ------  ------  ------
Total Annual Portfolio Operating Expenses.........  4.42%   4.67%   4.57%
Fee Waiver and/or Expense Reimbursement(1)(2)..... (3.37%) (3.37%) (3.37%)
                                                   ------  ------  ------
Net Operating Expenses(1).........................  1.05%   1.30%   1.20%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $107     $1,031      $1,966    $4,352
Class B.......................   $132     $1,104      $2,082    $4,556
Class E.......................   $122     $1,075      $2,036    $4,475

FI Mid Cap Opportunities Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                             FI Mid Cap Opportunities Portfolio



  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of the Portfolio. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.80% of the Portfolio's average daily net assets.

                    Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests the Portfolio's assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2002, this capitalization range was $1.3 billion to $7.8 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         Harris Oakmark Focused Value Portfolio


Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Focused Value Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----
-0.3%  30.4%  17.6%  17.4%  -5.5%  0.3%   20.5%  27.8%  -8.8%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................     -8.83%         5.88%             10.98%
Class B*......................     -9.06%         5.63%             10.73%
Class E*......................     -8.98%         5.73%             10.83%
Russell Midcap Index..........    -16.19%         2.19%             9.98%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

                                         Harris Oakmark Focused Value Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.75%   0.75%   0.75%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.07%   0.07%   0.07%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.82%   1.07%   0.97%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 84      $262        $455     $1,014
               Class B   $109      $340        $590     $1,306
               Class E   $ 99      $309        $536     $1,190

Harris Oakmark Focused Value Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         Harris Oakmark Focused Value Portfolio



Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris manages approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Harris Oakmark Focused Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The exclusion of any other class of The Oakmark Select Fund and of other accounts managed by Harris with substantially similar investment policies does not render the performance shown below misleading. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                       The Oakmark Select    Russell
                                         Fund--Class I    Midcap Index/1/
                                       ------------------ --------------
       Total Return for the Year Ended
         December 31, 2002............       -12.47%          -16.19%
       Average Annual Total Return
         For the Past Five Years Ended
         December 31, 2002............        13.05%            2.19%
       Average Annual Total Return
         From Inception of The
         Oakmark Select Fund
         (November 1, 1996) to
         December 31, 2002............        21.18%            6.91%

/1/ The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with capitalizations between approximately $1.3 billion and $10.8 billion.

The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Janus Mid Cap Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                        Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998    1999    2000    2001    2002
-----  ------  ------  ------  ------
37.2%  122.9%  -31.2%  -37.3%  -29.0%


During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years    (March 1, 1997)
                               ------------- --------------- ---------------------
Class A.......................    -28.98%        -1.31%              3.20%
Class B*......................    -29.17%        -1.56%              2.95%
Class E*......................    -23.05%        -1.46%              3.05%
S&P MidCap 400 Index..........    -14.52%         6.41%             10.10%
Russell Midcap Growth Index**.    -27.41%        -1.82%              1.56%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the Russell
   Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio's subadviser believes that the Russell Midcap Growth Index better reflects the universe of mid cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.69%   0.69%   0.69%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.06%   0.06%   0.06%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....  0.75%   1.00%   0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 77      $240        $417     $  930
Class B.......................   $102      $318        $552     $1,225
Class E.......................   $ 92      $287        $498     $1,108

                                                        Janus Mid Cap Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

                                                        Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2002, Janus managed approximately $138 billion in assets. Janus is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

Jonathan D. Coleman, Executive Vice President, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1995 as a research analyst.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                     MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's Mid Cap 400 Composite Stock Price Index ("S&P MidCap 400 Index"). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2002, the median stock market capitalization of companies in the S&P MidCap 400 Index was $1.5 billion. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P Mid Cap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P Mid Cap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P Mid Cap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of mid cap stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Mid Cap Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


 2001    2002
-----   ------
-1.2%   -14.9%



During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                               Life of the Portfolio
                                 Past One Year    (July 1, 2000)
                                 ------------- ---------------------
            Class A.............    -14.91%           -4.20%
            Class B*............    -15.11%           -4.45%
            Class E*............    -15.02%           -4.35%
            S&P MidCap 400 Index    -14.52%           -3.44%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                          MetLife Mid Cap Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.18%   0.18%   0.18%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $44       $138        $241      $542
               Class B   $69       $218        $379      $847
               Class E   $59       $186        $324      $726

MetLife Mid Cap Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                          MetLife Mid Cap Stock Index Portfolio

Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

               Neuberger Berman Partners Mid Cap Value Portfolio



Investment Objective

The investment objective of the Portfolio is capital growth.

Principal Investment Strategies

Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of mid capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Neuberger Berman defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with market capitalizations between approximately $1.3 billion and $10.8 billion. The Portfolio may invest in foreign securities.

  Stock Selection

Neuberger Berman looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

  . strong fundamentals, such as a company's financial, operational and competitive positions

  .  consistent cash flow

  .  a sound earnings record through all phases of the market cycle

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.
The Portfolio generally considers selling a stock when it reaches Neuberger Berman's target price, when it fails to perform as expected or when other opportunities appear more attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.
  . The risks associated with foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                              Neuberger Berman Partners Mid Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000    2001  2002
-----  -----  -----  -----
17.6%  28.3%  -2.5%  -9.6%



During the period shown above, the highest quarterly return was 16.29% for the second quarter of 1999, and the lowest quarterly return was -14.16% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                                        Past One Year  (November 1, 1998)
                                        ------------- ---------------------
     Class A...........................     -9.64%            8.93%
     Class B*..........................     -9.91%            8.68%
     Class E*..........................     -9.71%            8.78%
     S&P MidCap 400 Index..............    -14.52%            7.42%
     S&P MidCap 400/Barra Value Index**    -10.10%            7.41%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the S&P
   MidCap 400/Barra Value Index instead of the S&P MidCap 400 Index. The S&P MidCap 400/Barra Value Index more accurately describes the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                    Class A Class B Class E
                                                    ------- ------- -------
    Maximum Sales Charge Imposed on
      Purchases (as a percentage of offering price)  None    None    None
    Maximum Deferred Sales Charge (as a
      percentage of purchase price or redemption
      price, whichever is lower)...................  None    None    None

Neuberger Berman Partners Mid Cap Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.69%   0.69%   0.69%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.80%   1.05%   0.95%

--------
(1) Neuberger Berman directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.77% for Class A shares, 1.02% for Class B shares and 0.92% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

                              Neuberger Berman Partners Mid Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Neuberger Berman may use certain techniques, such as forward contracts, to manage these risks. However, Neuberger Berman cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Neuberger Berman Partners Mid Cap Value Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2002 of about $56.1 billion. Neuberger Berman is located at 605 Third Avenue, 2/nd/ Floor, New York, New York 10158-0180.

Andrew B. Wellington, Managing Director and Vice President of Neuberger Berman, has managed the Portfolio since May 2003, and served as Associate Manager of the Portfolio from 2001 to 2003. From 1996 to 2001, Mr. Wellington was a portfolio manager at another firm.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $100 million of the Portfolio's average daily net assets, 0.675% for the next $250 million, 0.65% for the next $500 million, 0.625% for the next $750 million, and 0.60% for amounts over $1.6 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

               State Street Research Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio's total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. State Street Research generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index, or a similar index. As of June 30, 2002, the Russell Midcap Index included companies with market capitalizations ranging from $1.3 to $10.8 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio's total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities subject to the limitations set out under "More About Investment Strategies and Risks--Foreign Securities."

  Stock Selection

In selecting stocks, State Street Research takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

State Street Research Aggressive Growth Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996  1997  1998   1999    2000   2001    2002
-----  -----  -----  ----  ----  -----  -----  -----  ------  ------
22.6%  -1.9%  29.5%  7.7%  6.7%  13.7%  33.2%  -7.6%  -23.8%  -28.7%

During the period shown above, the highest quarterly return was 33.85% for the fourth quarter of 1999, and the lowest quarterly return was -25.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                Past One Year Past Five Years Past Ten Years
                                ------------- --------------- --------------
    Class A....................    -28.72%         -5.33%          3.14%
    Class B*...................        N/A            N/A            N/A
    Class E**..................    -28.79%         -5.48%          2.99%
    Russell Midcap Growth Index    -27.41%         -1.82%          6.71%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                              State Street Research Aggressive Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.73%   0.73%   0.73%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.06%   0.06%   0.06%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.79%   1.04%   0.94%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   One Year Three Years Five Years Ten Years
                                   -------- ----------- ---------- ---------
    Class A.......................   $ 81      $252        $439     $  978
    Class B.......................   $106      $331        $574     $1,271
    Class E.......................   $ 96      $300        $520     $1,155

State Street Research Aggressive Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                              State Street Research Aggressive Growth Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Aggressive Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Eileen Leary has been responsible for the Portfolio's day-to-day management since October 2002. A senior vice president, she joined State Street Research in 1989 and has been an investment professional since 1993.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio's average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio's average daily net assets.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                 Franklin Templeton Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

Franklin Advisers, Inc. ("Franklin Templeton"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in the equity securities of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Franklin Templeton considers small capitalization companies to be those companies with market capitalizations not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase by the Portfolio. As of June 30, 2002, the highest market capitalization value in the Russell 2000 Index was $1.3 billion. A company continues to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio follows a practice of selectively selling investment positions so as to maintain a median market capitalization for its portfolio of approximately $1.5 billion or lower.

With respect to the Portfolio, equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

  Stock Selection

Franklin Templeton is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, Franklin Templeton chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets. Franklin Templeton relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors Franklin Templeton believes point to strong growth potential.

In choosing equity investments, Franklin Templeton also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Portfolio, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

Franklin Templeton Small Cap Growth Portfolio




Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

                                  Franklin Templeton Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

[CHART]

 2002
------
-27.8%

During the period shown above, the highest quarterly return was 21.30% for the fourth quarter of 2001, and the lowest quarterly return was -25.59% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                  Life of the Portfolio
                                    Past One Year     (May 1, 2001)
                                    ------------- ---------------------
Class A............................    -27.81%           -23.43%
Class B............................    -28.04%           -23.68%
Class E............................    -27.82%           -23.58%
Russell 2500 Growth Index..........    -29.09%           -20.30%
Russell 2000 Growth Index*.........    -30.26%           -21.71%

--------
* In the future, the Portfolio's performance will be compared to the Russell 2000 Growth Index instead of the Russell 2500 Growth Index. The Russell 2000 Growth Index better reflects the Portfolio's universe of small cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Franklin Templeton Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.61%   0.61%   0.61%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  1.51%   1.76%   1.66%
Fee Waiver and/or Expense Reimbursement (1)............ (0.36%) (0.36%) (0.36%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  1.15%   1.40%   1.30%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $117      $442        $790     $1,771
Class B............................   $143      $519        $920     $2,043
Class E............................   $132      $488        $868     $1,935

                                  Franklin Templeton Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, such as electronic technology or technology services, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Franklin Templeton Small Cap Growth Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Franklin Templeton.

Portfolio Management

Together, Franklin Templeton and its affiliates manage over $258 billion in assets. Franklin Templeton is located at One Franklin Parkway, San Mateo, California 94403-1906.

The team responsible for the Portfolio's management is made up of the following managers:

The Portfolio is managed by a team of investment professionals led by Edward B. Jamieson, Executive Vice President of Franklin Templeton. Mr. Jamieson joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since the Portfolio's inception. The other team members include Michael McCarthy, Vice President of Franklin Templeton, Aidan O'Connell, Portfolio Manager of Franklin Templeton and Christopher Gristani, CFA, Portfolio Manager of Franklin Templeton. Mr. McCarthy joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since the Portfolio's inception. Mr. O'Connell joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 1998. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist. Mr. Gristani joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 2001. Mr. Gristani was previously an analyst at the Securitizations Group at Duck Ventures, Inc.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                       Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Loomis Sayles Small Cap Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  -----  ------
28.9%  30.7%  24.9%  -1.7%  31.8%  5.2%  -8.8%  -21.6%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                        Past One Year Past Five Years     (May 2, 1994)
                        ------------- --------------- ---------------------
     Class A...........    -21.56%        -0.50%              8.22%
     Class B*..........    -21.81%        -0.75%              7.97%
     Class E**.........    -21.64%        -0.65%              8.07%
     Russell 2000 Index    -20.48%        -1.36%              6.42%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                              Loomis Sayles Small Cap Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
                                          ------- ------- -------
Management Fees..........................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
Other Expenses...........................  0.07%   0.07%   0.07%
                                           -----   -----   -----
Total Annual Portfolio Operating Expenses  0.97%   1.22%   1.12%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 99      $309        $536     $1,190
Class B............................   $124      $387        $670     $1,477
Class E............................   $114      $356        $617     $1,363

Loomis Sayles Small Cap Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's directors, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Portfolio may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

                                              Loomis Sayles Small Cap Portfolio

is based on the value of the individual securities it holds, the value of a Portfolio's investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's or ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing,


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Loomis Sayles Small Cap Portfolio


the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2002, Loomis Sayles managed approximately $54.8 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of the Portfolio. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Portfolio since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Portfolio since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                         Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1999   2000   2001   2002
-----  -----  ----  ------
22.7%  -3.8%  0.9%  -20.5%


During the period shown above, the highest quarterly return was 20.03% for the fourth quarter of 2001, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................    -20.48%           -0.03%
Class B*.....................................    -20.62%           -0.28%
Class E*.....................................    -20.58%           -0.18%
Russell 2000 Index...........................    -20.48%            1.66%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.24%   0.24%   0.24%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.49%   0.74%   0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.
  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                   Russell 2000 Index Portfolio


is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                    State Street Research Aurora Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio's total assets in small-cap stocks which in the opinion of State Street Research are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index or the S&P Small Cap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if State Street Research continues to believe that those shares are an attractive investment. The Portfolio's stock investments may include common and preferred stocks, convertible securities and warrants.

State Street Research may adjust the composition of the Portfolio's holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks, growth stocks, preferred stock, convertible bonds or warrants. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among small company stocks, State Street Research takes a value approach, searching for those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         State Street Research Aurora Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

State Street Research Aurora Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


2001    2002
-----  ------
16.0%  -21.3%


During the period shown above, the highest quarterly return was 21.60% for the fourth quarter of 2001, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year    (July 1, 2000)
                                              ------------- ---------------------
Class A......................................    -21.31%            4.81%
Class B*.....................................    -21.48%            4.56%
Class E*.....................................    -21.49%            4.66%
Russell 2000 Value Index.....................    -11.43%            6.55%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                         State Street Research Aurora Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.85%   0.85%   0.85%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.10%   0.10%   0.10%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.95%   1.20%   1.10%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 97      $303        $525     $1,166
Class B............................   $122      $381        $660     $1,455
Class E............................   $112      $350        $606     $1,340

State Street Research Aurora Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                         State Street Research Aurora Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Aurora Portfolio



  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Small-Cap Value Team has been responsible for the Portfolio's day-to-day management since May 2003. The portfolio management team includes John F. Burbank, Paul Haagensen and Caroline Evascu. Mr. Burbank has been responsible for the management of the Portfolio since its inception, and has been


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         State Street Research Aurora Portfolio

lead portfolio manager since April 2001. Mr. Burbank, a managing director, joined State Street Research in 1987. Mr. Haagensen, a senior vice president, joined State Street Research in 2002. During the past five years he has also served as portfolio manager and senior analyst at Putnam Investments. Ms. Evascu, a vice president, joined State Street Research in 2001. During the past five years she has also served as a vice president and senior analyst at SG Cowen Asset Management, and as a research associate at Donaldson, Lufkin & Jenrette.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.85% of the Portfolio's average daily net assets.

                   T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in a diversified group of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of December 31, 2002, this included companies with market capitalizations of approximately $2.9 billion and below. A company will continue to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

  Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a "top down" manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing--research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

                                       T. Rowe Price Small Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

T. Rowe Price Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998  1999   2000   2001    2002
----  -----  -----  -----  ------
3.5%  28.0%  -9.1%  -9.0%  -26.7%

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was -24.72% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                            Life of the Portfolio
                                              Past One Year Past Five Years    (March 1, 1997)
                                              ------------- --------------- ---------------------
Class A......................................    -26.68%        -4.29%             -0.80%
Class B*.....................................    -26.93%        -4.54%             -1.05%
Class E**....................................    -26.78%        -4.44%             -0.95%
Russell 2000 Growth Index....................    -30.26%        -6.59%             -3.06%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                       T. Rowe Price Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.52%   0.52%   0.52%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.09%   0.09%   0.09%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.61%   0.86%   0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $62       $195        $340     $  762
Class B............................   $88       $274        $477     $1,061
Class E............................   $78       $243        $422     $  942

T. Rowe Price Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio's investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                       T. Rowe Price Small Cap Growth Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

T. Rowe Price Small Cap Growth Portfolio



Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about $140.6 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio's average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.52% of the Portfolio's average daily net assets.

                      Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2002, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the MSCI EAFE Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Morgan Stanley EAFE Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                            Morgan Stanley EAFE Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                     [CHART]

1999    2000    2001    2002
-----  ------  ------  ------
24.9%  -14.5%  -21.7%  -16.6%


During the period shown above, the highest quarterly return was 16.19% for the fourth quarter of 1999, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    -16.63%           -6.57%
Class B*..........................................    -16.76%           -6.82%
Class E*..........................................    -16.65%           -6.72%
MSCI EAFE Index...................................    -15.94%           -5.61%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Morgan Stanley EAFE Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.30%   0.30%   0.30%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.49%   0.49%   0.49%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  0.79%   1.04%   0.94%
Fee Waiver and/or Expense Reimbursement (1)............ (0.04%) (0.04%) (0.04%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  0.75%   1.00%   0.90%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 77      $248        $435     $  974
Class B............................   $102      $327        $570     $1,267
Class E............................   $ 92      $296        $516     $1,151

                                            Morgan Stanley EAFE Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Morgan Stanley EAFE Index Portfolio


defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                           Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                           Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                        Scudder Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Deutsche Investment Management Americas Inc. ("Deutsche Investment Management"), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio's assets in equity securities (primarily common stock) of U.S. and foreign-based companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

  Stock Selection

In choosing stocks, Deutsche Investment Management uses a combination of three analytical disciplines:

Bottom-up research. Deutsche Investment Management looks for companies that are industry leaders, have strong finances and management, and appear able to make the most of local, regional and global opportunities.

Growth orientation. Deutsche Investment Management primarily invests in companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. Deutsche Investment Management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Deutsche Investment Management intends to keep the Portfolio's holdings diversified across industries and geographical areas, although, depending on its outlook, it may increase or reduce the Portfolio's exposure to a given industry or area.

Deutsche Investment Management uses analytical tools to actively monitor the risk profile of the Portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

Deutsche Investment Management uses several strategies in seeking to reduce downside risk, including : (i) diversifying broadly among companies, industries, countries and regions; (ii) focusing on high quality companies with reasonable valuations; and (iii) generally focusing on countries with developed economies.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Scudder Global Equity Portfolio



The Portfolio will normally sell a stock when Deutsche Investment Management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the Portfolio's emphasis on a given country.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                Scudder Global Equity Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998   1999   2000    2001    2002
-----  -----  -----  ------  ------
16.0%  25.2%  -1.6%  -16.1%  -16.0%


During the period shown above, the highest quarterly return was 16.04% for the fourth quarter of 1999, and the lowest quarterly return was -16.60% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                                 Life of the Portfolio
                                                   Past One Year Past Five Years    (March 1, 1997)
                                                   ------------- --------------- ---------------------
Class A...........................................    -16.01%          0.13%             1.70%
Class B*..........................................        N/A            N/A               N/A
Class E**.........................................    -16.12%         -0.02%             1.55%
MSCI World Index (net dividends)..................    -19.89%         -2.11%             0.28%
--------
*  No Class B shares of this Portfolio were outstanding as of December 31, 2002.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Scudder Global Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.64%   0.64%   0.64%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.17%   0.17%   0.17%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.81%   1.06%   0.96%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 83      $259        $450     $1,002
Class B............................   $108      $337        $585     $1,294
Class E............................   $ 98      $306        $531     $1,178

                                                Scudder Global Equity Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Deutsche Investment Management may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Deutsche Investment Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Scudder Global Equity Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

It is a fundamental policy of the Portfolio that no more than 5% of its assets may be committed to transactions in options, futures or other derivative instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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                                                Scudder Global Equity Portfolio



Portfolio Management

Deutsche Investment Management is a wholly-owned subsidiary of Deutsche Bank AG, the world's fourth largest asset management firm based on assets under management. As of December 31, 2002 Deutsche Investment Management had more than $389 billion in assets under management. Deutsche Investment Management is located at 345 Park Avenue, New York, New York 10154.

The Portfolio is managed by a team of investment professionals led by William
E. Holzer, a Managing Director who has been with Deutsche Investment Management (formerly named Zurich Scudder Investments, Inc.) since 1980. The other team members include Steve M. Wreford, Vice President, and Nick Bratt, Managing Director. Mr. Wreford and Mr. Bratt have been with Deutsche Investment Management since 2001 and 1976, respectively. Mr. Holzer and Mr. Wreford are responsible for the day-to-day management of the Portfolio including global equity strategy. Mr. Bratt's broad responsibilities include strategic insight for the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio's average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.64% of the Portfolio's average daily net assets.


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                  State Street Research Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in equity securities, fixed-income securities and short-term money market instruments.
The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

The Portfolio's investments in equity securities will be in stocks and convertible securities that have long-term growth potential.

The Portfolio's fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations ("CMOs") and collateralized debt obligations ("CDOs"), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

The Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

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                                    State Street Research Diversified Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

With respect to the money market portion, the Portfolio may invest in the highest quality, U.S. dollar denominated, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper, asset-backed securities and U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest the entire money market portion of its assets in any one type of security. The money market instrument portion of the Portfolio's assets will be invested in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of those securities will not be more than 90 days.

As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

  Investment Selection

Equity Securities. In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

Fixed-income Securities. In selecting fixed-income securities, State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short- term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

State Street Research Diversified Portfolio


desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

State Street Research monitors and adjusts the investments of the Portfolio's fixed-income portion to try to maintain a duration generally within 11/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was 3.75 years.

Money Market Instruments. In selecting money market instruments, State Street Research invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

  . Poor performance of equity securities relative to fixed-income securities when State Street Research emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when State Street Research invests relatively more of the Portfolio's assets in fixed-income securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


                                      154

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                                    State Street Research Diversified Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995    1996  1997   1998   1999  2000  2001    2002
-----  -----  -----  -----  -----  -----  ----  ----  -----  ------
12.8%  -3.1%  27.0%  14.5%  20.6%  19.6%  8.7%  1.0%  -6.3%  -13.9%


During the period shown above, the highest quarterly return was 11.68% for the second quarter of 1997, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     -13.88%         1.17%         7.35%
Class B*......................         N/A           N/A           N/A
Class E**.....................     -13.93%         1.02%         7.20%
S&P 500 Index.................     -22.09%        -0.58%         9.34%
Lehman Brothers Aggregate
  Bond Index..................      10.25%         7.55%         7.51%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

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State Street Research Diversified Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.44%   0.44%   0.44%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses (1)................................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses (1).....  0.49%   0.74%   0.64%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.48% for Class A shares, 0.73% for Class B shares and 0.63% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

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                                    State Street Research Diversified Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                      157

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State Street Research Diversified Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                      158

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                                    State Street Research Diversified Portfolio


investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.


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State Street Research Diversified Portfolio



Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the fixed-income portion and making decisions with

                                    State Street Research Diversified Portfolio


regard to duration targets, yield curve positioning and weightings of sectors and types of securities. The equity portion of the Portfolio is managed by Mr. John T. Wilson as the lead portfolio manager and by Mr. Greg Markel as portfolio manager. Mr. Wilson has been responsible for the day-to-day management of the equity portion of the Portfolio since July 1996. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director, joined State Street Research in 1996. Mr. Markel has assisted with the management of the Portfolio since 1997, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president, joined State Street Research in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio's average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio's average daily net assets.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                 Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                 Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                 Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

            Salomon Brothers Strategic Bond Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of total return consistent with preservation of capital.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Investment Selection

SBAM determines how to invest the Portfolio's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, the Portfolio's managers allocate assets among the various classes of securities in which the Portfolio invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the Portfolio, which will generally be approximately 4.5 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of the classes of fixed-income securities held by the Portfolio.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                        Salomon Brothers Strategic Bond Opportunities Portfolio


   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.-

Salomon Brothers Strategic Bond Opportunities Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998  1999  2000  2001  2002
-----  -----  -----  ----  ----  ----  ----  ----
19.4%  14.4%  11.1%  2.0%  1.4%  7.0%  6.6%  9.6%

During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Portfolio
                                     Past One Year Past Five Years  (October 31, 1994)
                                     ------------- --------------- ---------------------
Class A.............................     9.61%          5.38%              8.48%
Class B*............................     9.36%          5.13%              8.23%
Class E**...........................     9.36%          5.23%              8.33%
Lehman Brothers Aggregate Bond Index    10.25%          7.55%              8.49%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                        Salomon Brothers Strategic Bond Opportunities Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.65%   0.65%   0.65%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.20%   0.20%   0.20%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.85%   1.10%   1.00%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 87      $271        $471     $1,049
Class B............................   $112      $350        $606     $1,340
Class E............................   $102      $318        $552     $1,225

Salomon Brothers Strategic Bond Opportunities Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.
Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                        Salomon Brothers Strategic Bond Opportunities Portfolio


country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of the Portfolio's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Salomon Brothers Strategic Bond Opportunities Portfolio


Portfolio Management

As of December 31, 2002, SBAM managed approximately $34.2 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Portfolio in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of the Portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of the Portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of the Portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  Salomon Brothers U.S. Government Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

  Investment Selection

SBAM determines how to invest assets of the Portfolio in several steps.

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Portfolio allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the Portfolio, which SBAM will normally maintain between 2.5 and 5 years.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Salomon Brothers U.S. Government Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in fixed-income security markets.

   . Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

                                     Salomon Brothers U.S. Government Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.
                                    [CHART]


1995   1996  1997  1998  1999  2000   2001  2002
-----  ----  ----  ----  ----  -----  ----  ----
15.0%  3.3%  8.6%  7.5%  0.2%  10.5%  6.7%  7.9%

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                        Life of the Portfolio
                          Past One Year Past Five Years  (October 31, 1994)
                          ------------- --------------- ---------------------
Class A..................     7.94%          6.52%              7.31%
Class B*.................     7.69%          6.27%              7.06%
Class E**................     7.71%          6.37%              7.16%
Lehman Brothers
  Intermediate
  Government Bond Index..     9.64%          7.44%              7.71%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Salomon Brothers U.S. Government Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.55%   0.55%   0.55%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.15%   0.15%   0.15%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses (1)  0.70%   0.95%   0.85%

--------
(1) In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each Class of the Portfolio to certain percentages. These subsidies were subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than two years after the end of the fiscal year in which such expense was incurred. The Portfolio's Total Annual Operating Expenses shown above include amounts charged to the Portfolio for such deferred expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $72       $224        $390     $  871
Class B............................   $97       $303        $525     $1,166
Class E............................   $87       $271        $471     $1,049

                                     Salomon Brothers U.S. Government Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs). One type of security in which the Portfolio can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Salomon Brothers U.S. Government Portfolio


Portfolio Management

As of December 31, 2002, SBAM managed approximately $34.2     billion in
assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

Roger Lavan has been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                    State Street Research Bond Income Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

State Street Research Bond Income Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

                                    State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

                                    State Street Research Bond Income Portfolio


Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

State Street Research Money Market Portfolio



   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

                                   State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

                                   State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Money Market Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        FI Structured Equity Portfolio

                                                                                      Class A
                                                                 ------------------------------------------------
                                                                              Year Ended December 31,
                                                                 ------------------------------------------------
                                                                   2002      2001      2000      1999      1998
                                                                 --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period............................ $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98
                                                                 --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...........................................     1.53      1.06      1.16      1.78      1.30
Net realized and unrealized gain (loss) on investments..........   (31.88)   (26.45)   (11.28)    17.51     42.44
                                                                 --------  --------  --------  --------  --------
    Total from investment operations............................   (30.35)   (25.39)   (10.12)    19.29     43.74
                                                                 --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income........................    (1.27)    (1.49)     0.00     (1.78)    (1.31)
Distributions from net realized capital gains...................     0.00      0.00     (4.98)   (27.36)   (14.07)
                                                                 --------  --------  --------  --------  --------
    Total distributions.........................................    (1.27)    (1.49)    (4.98)   (29.14)   (15.38)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $ 124.89  $ 156.51  $ 183.39  $ 198.49  $ 208.34
                                                                 ========  ========  ========  ========  ========
Total Return (%)................................................    (19.5)    (13.9)     (5.2)      9.4      24.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.72      0.78      0.73      0.74      0.78
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.71      0.74      0.70        --        --
Ratio of net investment income to average net assets (%)........     1.30      0.60      0.61      0.94      0.80
Portfolio turnover rate (%).....................................      142       154       138       115       100
Net assets, end of period (000)................................. $491,124  $298,982  $388,127  $417,540  $281,557

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)     Year     May 1, 2001(a)
                                                  through         Ended        through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........     $125.90        $156.28       $177.17
                                                  -------        -------       -------
Income From Investment Operations
Net investment income........................        0.18           1.35          0.14
Net realized and unrealized gain (loss) on
 investments.................................       (1.61)        (31.80)       (21.03)
                                                  -------        -------       -------
    Total from investment operations.........       (1.43)        (30.45)       (20.89)
                                                  -------        -------       -------
Less Distributions
Distributions from net investment income.....        0.00          (1.17)         0.00
                                                  -------        -------       -------
    Total distributions......................        0.00          (1.17)         0.00
                                                  -------        -------       -------
Net Asset Value, End of Period...............     $124.47        $124.66       $156.28
                                                  =======        =======       =======
Total Return (%).............................        (1.1)(b)      (19.6)        (11.8)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........        0.97 (c)       0.87          0.93 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        0.96 (c)       0.86          0.89 (c)
Ratio of net investment income to average
 net assets (%)..............................        1.36 (c)       1.15          0.61 (c)
Portfolio turnover rate (%)..................         142 (c)        142           154 (c)
Net assets, end of period (000)..............     $     6        $ 5,619       $ 1,527

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   Harris Oakmark Large Cap Value Portfolio

                                                                                  Class A
                                                         -----------------------------------------------------
                                                                                               November 9, 1998(a)
                                                                Year Ended December 31,              through
                                                         ------------------------------------     December 31,
                                                           2002      2001      2000     1999          1998
                                                         --------  --------  -------  -------  -------------------
Net Asset Value, Beginning of Period.................... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                                         --------  --------  -------  -------        ------
Income From Investment Operations
Net investment income...................................     0.06      0.08     0.13     0.10          0.03
Net realized and unrealized gain (loss) on investments..    (1.66)     1.72     0.97    (0.78)        (0.30)
                                                         --------  --------  -------  -------        ------
    Total from investment operations....................    (1.60)     1.80     1.10    (0.68)        (0.27)
                                                         --------  --------  -------  -------        ------
Less Distributions
Distributions from net investment income................    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
Distributions from net realized capital gains...........    (0.16)     0.00    (0.10)   (0.01)         0.00
Tax return of capital...................................    (0.10)     0.00     0.00     0.00          0.00
                                                         --------  --------  -------  -------        ------
    Total distributions.................................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                                         --------  --------  -------  -------        ------
Net Asset Value, End of Period.......................... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                                         ========  ========  =======  =======        ======
Total Return (%)........................................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average net assets (%)     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............................       30        33       82       17            16 (c)
Net assets, end of period (000)......................... $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)..........................       --        --       --     1.15          1.79 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)     Year     May 1, 2001(a)
                                                                     through         Ended        through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 9.96        $ 11.55        $11.00
                                                                      ------        -------        ------
Income From Investment Operations
Net investment income...........................................        0.01           0.09          0.00
Net realized and unrealized gain (loss) on investments..........       (0.38)         (1.71)         0.55
                                                                      ------        -------        ------
    Total from investment operations............................       (0.37)         (1.62)         0.55
                                                                      ------        -------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.08)         0.00
Distributions from net realized capital gains...................        0.00          (0.16)         0.00
Tax return of capital...........................................        0.00          (0.10)         0.00
                                                                      ------        -------        ------
    Total distributions.........................................        0.00          (0.34)         0.00
                                                                      ------        -------        ------
Net Asset Value, End of Period..................................      $ 9.59        $  9.59        $11.55
                                                                      ======        =======        ======
Total Return (%)................................................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average net assets (%)........        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%).....................................          30 (c)         30            33 (c)
Net assets, end of period (000).................................      $    9        $24,936        $  185

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Investors Trust Portfolio

                                                                               Class A
                                                             ----------------------------------------
                                                                                        April 30, 1999(a)
                                                              Year Ended December 31,        through
                                                             -------------------------    December 31,
                                                               2002     2001     2000         1999
                                                             -------  -------  -------  -----------------
Net Asset Value, Beginning of Period........................ $  8.57  $ 10.23  $ 10.26       $10.00
                                                             -------  -------  -------       ------
Income From Investment Operations
Net investment income.......................................    0.05     0.05     0.04         0.02
Net realized and unrealized gain (loss) on investments......   (1.78)   (1.67)   (0.06)        0.26
                                                             -------  -------  -------       ------
    Total from investment operations........................   (1.73)   (1.62)   (0.02)        0.28
                                                             -------  -------  -------       ------
Less Distributions
Distributions from net investment income....................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
    Total distributions.....................................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
Net Asset Value, End of Period.............................. $  6.81  $  8.57  $ 10.23       $10.26
                                                             =======  =======  =======       ======
Total Return (%)............................................   (20.2)   (15.9)    (0.2)         2.9 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    0.90     0.90     0.90         0.90 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    0.88       --       --           --
Ratio of net investment income to average net assets (%)....    0.62     0.58     0.51         0.45 (c)
Portfolio turnover rate (%).................................      63       86       68           60 (c)
Net assets, end of period (000)............................. $20,618  $24,506  $18,422       $6,841
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................    1.34     1.37     1.57         2.03 (c)

                                                                Class B               Class E
                                                             -------------- -----------------------
                                                             May 1, 2002(a)              May 1, 2001(a)
                                                                through      Year Ended     through
                                                              December 31,  December 31,  December 31,
                                                                  2002          2002          2001
                                                             -------------- ------------ --------------
Net Asset Value, Beginning of Period........................    $  8.13        $ 8.57        $ 9.56
                                                                -------        ------        ------
Income From Investment Operations
Net investment income.......................................       0.01          0.04          0.01
Net realized and unrealized gain (loss) on investments......      (1.34)        (1.77)        (1.00)
                                                                -------        ------        ------
    Total from investment operations........................      (1.33)        (1.73)        (0.99)
                                                                -------        ------        ------
Less Distributions
Distributions from net investment income....................       0.00         (0.03)         0.00
                                                                -------        ------        ------
    Total distributions.....................................       0.00         (0.03)         0.00
                                                                -------        ------        ------
Net Asset Value, End of Period..............................    $  6.80        $ 6.81        $ 8.57
                                                                =======        ======        ======
Total Return (%)............................................      (16.4)(b)     (20.2)        (10.4)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................       1.15 (c)      1.05          1.05 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................       1.13 (c)      1.03            --
Ratio of net investment income to average net assets (%)....       0.55 (c)      0.55          0.26 (c)
Portfolio turnover rate (%).................................         63 (c)        63            86 (c)
Net assets, end of period (000).............................    $12,365        $4,436        $  730
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       1.59 (c)      1.49          1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        MFS Research Managers Portfolio

                                                    Class A                              Class E
                                  ----------------------------------------     -----------------------
                                                             April 30, 1999(a)              May 1, 2001(a)
                                   Year Ended December 31,        through       Year Ended     through
                                  -------------------------    December 31,    December 31,  December 31,
                                    2002     2001     2000         1999            2002          2001
                                  -------  -------  -------  ----------------- ------------ --------------
Net Asset Value, Beginning of
 Period.......................... $  9.04  $ 11.54  $ 11.98       $10.00          $ 9.01        $10.52
                                  -------  -------  -------       ------          ------        ------
Income From Investment
 Operations
Net investment income............    0.05     0.01     0.02         0.00            0.03          0.02
Net realized and unrealized gain
 (loss) on investments...........   (2.23)   (2.42)   (0.45)        1.98           (2.21)        (1.53)
                                  -------  -------  -------       ------          ------        ------
    Total from investment
     operations..................   (2.18)   (2.41)   (0.43)        1.98           (2.18)        (1.51)
                                  -------  -------  -------       ------          ------        ------
Less Distributions
Distributions from net investment
 income..........................   (0.01)    0.00    (0.01)        0.00           (0.01)         0.00
Distributions from net realized
 gains...........................    0.00    (0.09)    0.00         0.00            0.00          0.00
                                  -------  -------  -------       ------          ------        ------
    Total distributions..........   (0.01)   (0.09)   (0.01)        0.00           (0.01)         0.00
                                  -------  -------  -------       ------          ------        ------
Net Asset Value, End of Period... $  6.85  $  9.04  $ 11.54       $11.98          $ 6.82        $ 9.01
                                  =======  =======  =======       ======          ======        ======
Total Return (%).................   (24.1)   (21.0)    (3.6)        19.8 (b)       (24.2)        (14.4)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........    0.90     0.90     0.90         0.90 (c)        1.05          1.05 (c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............    0.83     0.90     0.90           --            0.98          1.05 (c)
Ratio of net investment income to
 average net assets (%)..........    0.58     0.14     0.09        (0.06)(c)        0.57          0.08 (c)
Portfolio turnover rate (%)......     112       98       83           84 (c)         112            98 (c)
Net assets, end of period (000).. $27,483  $42,191  $53,910       $6,872          $2,067        $  377
The Ratios of operating expenses
 to average net assets without
 giving effect to the contractual
 expense agreement would have
 been (%)........................    1.14     1.06     1.25         2.03 (c)        1.29          1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Met/Putnam Voyager Portfolio

                                                               Class A                 Class B
                                                   ----------------------------     --------------
                                                      Year Ended     May 1, 2000(a) May 1, 2002(a)
                                                     December 31,       through        through
                                                   ----------------   December 31,   December 31,
                                                     2002     2001        2000           2002
                                                   -------  -------  -------------- --------------
Net Asset Value, Beginning of Period.............. $  5.05  $  7.29     $ 10.00         $ 4.39
                                                   -------  -------     -------         ------
Income From Investment Operations
Net investment income (loss)......................    0.00    (0.01)      (0.01)          0.00
Net realized and unrealized gain (loss) on
 investments......................................   (1.46)   (2.23)      (2.70)         (0.82)
                                                   -------  -------     -------         ------
    Total from investment operations..............   (1.46)   (2.24)      (2.71)         (0.82)
                                                   -------  -------     -------         ------
Net Asset Value, End of Period.................... $  3.59  $  5.05     $  7.29         $ 3.57
                                                   =======  =======     =======         ======
Total Return (%)..................................   (28.9)   (30.8)      (27.1)(b)      (18.7)(b)
Ratio of operating expenses to average net assets
 (%)..............................................    1.00     1.00        1.00 (c)       1.25 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................    0.00    (0.25)      (0.23)(c)      (0.25)(c)
Portfolio turnover rate (%).......................      60       77          70 (c)         60 (c)
Net assets, end of period (000)................... $41,866  $54,626     $36,932         $  0.8
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............    1.07     1.12        1.39 (c)       1.32 (c)

                                                              Class E
                                                    -----------------------
                                                                 May 1, 2001(a)
                                                     Year Ended     through
                                                    December 31,  December 31,
                                                        2002          2001
                                                    ------------ --------------
 Net Asset Value, Beginning of Period..............    $ 5.04        $ 6.14
                                                       ------        ------
 Income From Investment Operations
 Net investment income (loss)......................      0.00         (0.01)
 Net realized and unrealized gain (loss) on
  investments......................................     (1.46)        (1.09)
                                                       ------        ------
     Total from investment operations..............     (1.46)        (1.10)
                                                       ------        ------
 Net Asset Value, End of Period....................    $ 3.58        $ 5.04
                                                       ======        ======
 Total Return (%)..................................     (29.0)        (17.9)(b)
 Ratio of operating expenses to average net assets
  (%)..............................................      1.15          1.15 (c)
 Ratio of net investment income (loss) to average
  net assets (%)...................................     (0.06)        (0.35)(c)
 Portfolio turnover rate (%).......................        60            77 (c)
 Net assets, end of period (000)...................    $4,462        $1,036
 The Ratios of operating expenses to average net
  assets without giving effect to the voluntary
  expense agreement would have been (%)............      1.22          1.27 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Investment Trust Portfolio

                                                                                   Class A
                                                         ----------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ----------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................       0.19        0.18        0.19        0.23        0.36
Net realized and unrealized gain (loss) on investments..      (6.96)      (6.00)      (2.55)       6.38        8.52
                                                         ----------  ----------  ----------  ----------  ----------
    Total from investment operations....................      (6.77)      (5.82)      (2.36)       6.61        8.88
                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................      (0.12)      (0.25)       0.00       (0.24)      (0.36)
Distributions from net realized capital gains...........       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                                         ----------  ----------  ----------  ----------  ----------
    Total distributions.................................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.......................... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%)........................................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.52        0.50        0.49          --          --
Ratio of net investment income to average net assets (%)       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%).............................         79         101          86          83          74
Net assets, end of period (000)......................... $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............    $25.80        $29.14        $25.89        $29.23
                                                     ------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.12          0.02          0.16          0.01
Net realized and unrealized gain (loss) on
 investments.....................................     (6.87)        (3.36)        (6.92)        (3.35)
                                                     ------        ------        ------        ------
    Total from investment operations.............     (6.75)        (3.34)        (6.76)        (3.34)
                                                     ------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.12)         0.00         (0.12)         0.00
Distributions from net realized capital gains....      0.00          0.00          0.00          0.00
                                                     ------        ------        ------        ------
    Total distributions..........................     (0.12)         0.00         (0.12)         0.00
                                                     ------        ------        ------        ------
Net Asset Value, End of Period...................    $18.93        $25.80        $19.01        $25.89
                                                     ======        ======        ======        ======
Total Return (%).................................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)......................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..................    $6,486        $2,849        $7,575        $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                State Street Research Large Cap Value Portfolio

                                                                  Class A         Class B         Class E
                                                               -------------- ---------------- --------------
                                                               May 1, 2002(a) July 30, 2002(a) May 1, 2002(a)
                                                                  through         through         through
                                                                December 31,    December 31,    December 31,
                                                                    2002            2002            2002
                                                               -------------- ---------------- --------------
Net Asset Value, Beginning of Period..........................     $10.00          $ 8.30          $10.00
                                                                   ------          ------          ------
Income From Investment Operations
Net investment income.........................................       0.06            0.03            0.04
Net realized and unrealized gain (loss) on investments........      (2.06)          (0.36)          (2.04)
                                                                   ------          ------          ------
    Total from investment operations..........................      (2.00)          (0.33)          (2.00)
                                                                   ------          ------          ------
Less Distributions
Distributions from net investment income......................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
    Total distributions.......................................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
Net Asset Value, End of Period................................     $ 7.95          $ 7.95          $ 7.95
                                                                   ======          ======          ======
Total Return (%)..............................................      (20.0)(b)        (4.0)(b)       (20.0)(b)
Ratio of operating expenses to average net assets (%).........       0.85 (c)        1.10 (c)        1.00 (c)
Ratio of net investment income to average net assets (%)......       1.18 (c)        0.93 (c)        1.03 (c)
Portfolio turnover rate (%)...................................         84 (c)          84 (c)          84 (c)
Net assets, end of period (000)...............................     $4,642          $    1          $4,911
The Ratios of operating expenses to average net assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................       2.33            2.58            2.48

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   T. Rowe Price Large Cap Growth Portfolio

                                                                           Class A
                                                  ------------------------------------------------------
                                                                                         November 9, 1998(a)
                                                         Year Ended December 31,               through
                                                  -------------------------------------     December 31,
                                                    2002      2001      2000      1999          1998
                                                  --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period............. $  11.64  $  12.93  $  13.41  $ 11.02        $10.00
                                                  --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income............................     0.02      0.03      0.03     0.02          0.01
Net realized and unrealized gain (loss) on
 investments.....................................    (2.72)    (1.31)    (0.09)    2.43          1.02
                                                  --------  --------  --------  -------        ------
    Total from investment operations.............    (2.70)    (1.28)    (0.06)    2.45          1.03
                                                  --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.........    (0.03)    (0.01)    (0.02)   (0.03)        (0.01)
Distributions from net realized capital gains....     0.00      0.00     (0.40)   (0.03)         0.00
                                                  --------  --------  --------  -------        ------
    Total distributions..........................    (0.03)    (0.01)    (0.42)   (0.06)        (0.01)
                                                  --------  --------  --------  -------        ------
Net Asset Value, End of Period................... $   8.91  $  11.64  $  12.93  $ 13.41        $11.02
                                                  ========  ========  ========  =======        ======
Total Return (%).................................    (23.2)     (9.9)     (0.4)    22.2          10.3 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................     0.77      0.76      0.78     0.87          0.50 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................     0.76      0.75      0.77       --            --
Ratio of net investment income to average net
 assets (%)......................................     0.22      0.27      0.23     0.23          0.93 (c)
Portfolio turnover rate (%)......................       49        67        62       46             6 (c)
Net assets, end of period (000).................. $127,939  $173,218  $180,072  $51,402        $6,740
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........       --        --        --     1.31          2.62 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                     through       Year Ended     through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 8.96         $11.63        $12.32
                                                                      ------         ------        ------
Income From Investment Operations
Net investment income...........................................        0.00           0.03          0.00
Net realized and unrealized gain (loss) on investments..........       (0.08)         (2.73)        (0.69)
                                                                      ------         ------        ------
    Total from investment operations............................       (0.08)         (2.70)        (0.69)
                                                                      ------         ------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.03)         0.00
Distributions from net realized capital gains...................        0.00           0.00          0.00
                                                                      ------         ------        ------
    Total distributions.........................................        0.00          (0.03)         0.00
                                                                      ------         ------        ------
Net Asset Value, End of Period..................................      $ 8.88         $ 8.90        $11.63
                                                                      ======         ======        ======
Total Return (%)................................................        (0.9)(b)      (23.3)         (5.6)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.02 (c)       0.92          0.91 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.01 (c)       0.91          0.90 (c)
Ratio of net investment income to average net assets (%)........        0.00 (c)       0.07          0.75 (c)
Portfolio turnover rate (%).....................................          49 (c)         49            67 (c)
Net assets, end of period (000).................................      $    1         $3,119        $   23

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      FI Mid Cap Opportunities Portfolio

                                                                   Class A        Class B        Class E
                                                                -------------- -------------- --------------
                                                                May 1, 2002(a) May 1, 2002(a) May 1, 2002(a)
                                                                   through        through        through
                                                                 December 31,   December 31,   December 31,
                                                                     2002           2002           2002
                                                                -------------- -------------- --------------
Net Asset Value, Beginning of Period...........................     $10.00         $10.00         $10.00
                                                                    ------         ------         ------
Income From Investment Operations
Net investment income..........................................       0.00           0.00           0.00
Net realized and unrealized gain (loss) on investments.........      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
    Total from investment operations...........................      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
Net Asset Value, End of Period.................................     $ 8.19         $ 8.18         $ 8.19
                                                                    ======         ======         ======
Total Return (%)...............................................      (18.1)(b)      (18.2)(b)      (18.1)(b)
Ratio of operating expenses to average net assets (%)..........       0.95 (c)       1.20 (c)       1.10 (c)
Ratio of net investment income (loss) to average net assets (%)      (0.08)(c)      (0.15)(c)      (0.12)(c)
Portfolio turnover rate (%)....................................        250 (c)        250 (c)        250 (c)
Net assets, end of period (000)................................     $2,244         $  933         $2,676
The Ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%)......................................................       4.42 (c)       4.67 (c)       4.57 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Harris Oakmark Focused Value Portfolio


                                                                                             Class A
                                                                         -----------------------------------------------
                                                                                     Year Ended December 31,
                                                                         -----------------------------------------------
                                                                           2002      2001      2000     1999      1998
                                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................................... $ 186.12  $ 146.67  $ 121.71 $ 122.85  $ 170.59
                                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................................     0.27      0.42      1.15     1.36      1.09
Net realized and unrealized gain (loss) on investments..................   (16.70)    40.09     23.81    (0.97)   (11.41)
                                                                         --------  --------  -------- --------  --------
    Total from investment operations....................................   (16.43)    40.51     24.96     0.39    (10.32)
                                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................................    (0.36)    (1.06)     0.00    (1.36)    (1.09)
Distributions in excess of net investment income........................     0.00      0.00      0.00    (0.17)     0.00
Distributions from net realized capital gains...........................     0.00      0.00      0.00     0.00    (36.08)
Distributions in excess of net realized capital gains...................     0.00      0.00      0.00     0.00     (0.25)
                                                                         --------  --------  -------- --------  --------
    Total distributions.................................................    (0.36)    (1.06)     0.00    (1.53)   (37.42)
                                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................................... $ 169.33  $ 186.12  $ 146.67 $ 121.71  $ 122.85
                                                                         ========  ========  ======== ========  ========
Total Return (%)........................................................     (8.8)     27.8      20.5      0.3      (5.5)
Ratio of operating expenses to average net assets before expense
 reductions (%).........................................................     0.82      0.87      0.90     0.88      0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).....................................................     0.82      0.84        --       --        --
Ratio of net investment income to average net assets (%)................     0.22      0.43      0.98     1.08      0.66
Portfolio turnover rate (%).............................................       11        28       143      119       171
Net assets, end of period (000)......................................... $438,359  $370,959  $139,518 $109,280  $112,997
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)..........       --        --      0.96       --      0.90

                                                                        Class B                        Class E
                                                           ------------------------------    ------------------------
                                                            Year Ended  February 20, 2001(a)  Year Ended  May 1, 2001(a)
                                                           December 31,       through        December 31,    through
                                                               2002         December 31,         2002      December 31,
Net Asset Value, Beginning of Period......................   $ 184.25         $159.20          $185.17       $164.26
                                                             --------         -------          -------       -------
Income From Investment Operations
Net investment income.....................................       0.16            0.01             0.25          0.02
Net realized and unrealized gain (loss) on investments....     (16.83)          25.04           (16.85)        20.89
                                                             --------         -------          -------       -------
    Total from investment operations......................     (16.67)          25.05           (16.60)        20.91
                                                             --------         -------          -------       -------
Less Distributions
Distributions from net investment income..................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
    Total distributions...................................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
Net Asset Value, End of Period............................   $ 167.26         $184.25          $168.22       $185.17
                                                             ========         =======          =======       =======
Total Return (%)..........................................       (9.1)          15.7 (b)          (9.0)        12.7 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)...................................       1.07           1.12 (c)          0.97         1.02 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)...............................       1.07           1.09 (c)          0.97         0.99 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................      (0.06)          0.02 (c)          0.05         0.09 (c)
Portfolio turnover rate (%)...............................         11             28 (c)            11           28 (c)
Net assets, end of period (000)...........................   $140,273         $24,082          $74,818       $10,416

--------
(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Janus Mid Cap Portfolio

                                                                               Class A
                                                       ------------------------------------------------------
                                                                       Year Ended December 31,
                                                       ------------------------------------------------------
                                                         2002       2001        2000        1999       1998
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period.................. $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                       --------  ----------  ----------  ----------  --------
Income From Investment Operations
Net investment income (loss)..........................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
Net realized and unrealized gain (loss) on investments    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                       --------  ----------  ----------  ----------  --------
    Total from investment operations..................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                       --------  ----------  ----------  ----------  --------
Less Distributions
Distributions from net investment income..............     0.00        0.00        0.00        0.00      0.00
Distributions from net realized capital gains.........     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
    Total distributions...............................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, End of Period........................ $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                       ========  ==========  ==========  ==========  ========
Total Return (%)......................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%).     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net
 assets (%)...........................................    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)...........................       78         105         118         103       107
Net assets, end of period (000)....................... $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                       Class B                       Class E
                                           ---------------------------     -----------------------
                                                        January 2, 2001(a)              May 1, 2001(a)
                                            Year Ended       through        Year Ended     through
                                           December 31,    December 31,    December 31,  December 31,
                                               2002            2001            2002          2001
                                           ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period          $14.50         $ 21.47          $14.58        $19.02
                                              ------         -------          ------        ------
Income From Investment Operations
Net investment income (loss)..............     (0.06)          (0.04)          (0.01)         0.00
Net realized and unrealized gain (loss) on
 investments..............................     (4.17)          (6.93)          (4.24)        (4.44)
                                              ------         -------          ------        ------
    Total from investment operations......     (4.23)          (6.97)          (4.25)        (4.44)
                                              ------         -------          ------        ------
Net Asset Value, End of Period............    $10.27         $ 14.50          $10.33        $14.58
                                              ======         =======          ======        ======
Total Return (%)..........................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net
 assets (%)...............................      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)...............        78             105 (c)          78           105 (c)
Net assets, end of period (000)...........    $9,037         $12,334          $3,605        $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     MetLife Mid Cap Stock Index Portfolio

                                                           Class A                           Class B
                                              ------------------------------     ---------------------------
                                                  Year Ended     July 5, 2000(a)              January 2, 2001(a)
                                                 December 31,        through      Year Ended       through
                                              -----------------   December 31,   December 31,    December 31,
                                                2002      2001        2000           2002            2001
                                              --------  -------  --------------- ------------ ------------------
Net Asset Value, Beginning of Period......... $  10.46  $ 10.64      $ 10.00       $ 10.43          $10.54
                                              --------  -------      -------       -------          ------
Income From Investment Operations
Net investment income........................     0.05     0.06         0.03          0.03            0.04
Net realized and unrealized gain (loss) on
 investments.................................    (1.60)   (0.19)        0.66         (1.60)          (0.10)
                                              --------  -------      -------       -------          ------
    Total from investment operations.........    (1.55)   (0.13)        0.69         (1.57)          (0.06)
                                              --------  -------      -------       -------          ------
Less Distributions
Distributions from net investment income.....    (0.04)   (0.02)       (0.03)        (0.03)          (0.02)
Distributions from net realized capital gains     0.00    (0.03)       (0.02)         0.00           (0.03)
                                              --------  -------      -------       -------          ------
    Total distributions......................    (0.04)   (0.05)       (0.05)        (0.03)          (0.05)
                                              --------  -------      -------       -------          ------
Net Asset Value, End of Period............... $   8.87  $ 10.46      $ 10.64       $  8.83          $10.43
                                              ========  =======      =======       =======          ======
Total Return (%).............................    (14.9)    (1.2)         6.8 (b)     (15.1)            3.1 (b)
Ratio of operating expenses to average net
 assets (%)..................................     0.43     0.45         0.45 (c)      0.68            0.70 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.70     0.71         0.92 (c)      0.46            0.48 (c)
Portfolio turnover rate (%)..................       46       45          124 (c)        46              45 (c)
Net assets, end of period (000).............. $117,340  $97,505      $61,934       $12,790          $5,895
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       --     0.52         0.83 (c)        --            0.77 (c)

                                                                                          Class E
                                                                                -----------------------
                                                                                             May 1, 2001(a)
                                                                                 Year Ended     through
                                                                                December 31,  December 31,
                                                                                    2002          2001
                                                                                ------------ --------------
Net Asset Value, Beginning of Period...........................................    $10.45        $10.54
                                                                                   ------        ------
Income From Investment Operations
Net investment income..........................................................      0.05          0.00
Net realized and unrealized gain (loss) on investments.........................     (1.61)        (0.09)
                                                                                   ------        ------
    Total from investment operations...........................................     (1.56)        (0.09)
                                                                                   ------        ------
Less Distributions
Distributions from net investment income.......................................     (0.04)         0.00
                                                                                   ------        ------
    Total distributions........................................................     (0.04)         0.00
                                                                                   ------        ------
Net Asset Value, End of Period.................................................    $ 8.85        $10.45
                                                                                   ======        ======
Total Return (%)...............................................................     (15.0)         (0.9)(b)
Ratio of operating expenses to average net assets (%)..........................      0.58          0.60 (c)
Ratio of net investment income to average net assets (%).......................      0.62          0.00 (c)
Portfolio turnover rate (%)....................................................        46            45 (c)
Net assets, end of period (000)................................................    $9,804        $  0.1
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)...........................        --          0.67 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               Neuberger Berman Partners Mid Cap Value Portfolio

                                                                       Class A
                                              ------------------------------------------------------
                                                                                     November 9, 1998(a)
                                                     Year Ended December 31,               through
                                              -------------------------------------     December 31,
                                                2002      2001      2000      1999          1998
                                              --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period......... $  14.16  $  14.82  $  11.97  $ 10.73        $10.00
                                              --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income........................     0.06      0.13      0.04     0.06          0.03
Net realized and unrealized gain (loss) on
 investments.................................    (1.42)    (0.50)     3.35     1.80          0.71
                                              --------  --------  --------  -------        ------
    Total from investment operations.........    (1.36)    (0.37)     3.39     1.86          0.74
                                              --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.....    (0.01)    (0.03)    (0.04)   (0.07)        (0.01)
Distributions from net realized capital gains    (0.03)    (0.26)    (0.50)   (0.55)         0.00
                                              --------  --------  --------  -------        ------
    Total distributions......................    (0.04)    (0.29)    (0.54)   (0.62)        (0.01)
                                              --------  --------  --------  -------        ------
Net Asset Value, End of Period............... $  12.76  $  14.16  $  14.82  $ 11.97        $10.73
                                              ========  ========  ========  =======        ======
Total Return (%).............................     (9.6)     (2.5)     28.3     17.6           7.4 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.80      0.81      0.87     0.72          0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     0.77      0.69      0.76       --            -- (c)
Ratio of net investment income to average
 net assets (%)..............................     0.43      0.90      0.58     0.86          2.61 (c)
Portfolio turnover rate (%)..................       84       212       207      134            21 (c)
Net assets, end of period (000).............. $156,117  $160,074  $131,356  $38,722        $8,647
The Ratios of operating expenses to average
 net assets without giving effect to
 the voluntary expense agreement would have
 been (%)....................................       --        --        --     1.18         1.86 (c)

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............   $ 14.12        $14.36        $14.15        $14.37
                                                    -------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.01          0.04          0.03          0.00
Net realized and unrealized gain (loss) on
 investments.....................................     (1.40)        (0.28)        (1.40)        (0.22)
                                                    -------        ------        ------        ------
    Total from investment operations.............     (1.39)        (0.24)        (1.37)        (0.22)
                                                    -------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.01)         0.00         (0.01)         0.00
Distributions from net realized capital gains....     (0.03)         0.00         (0.03)         0.00
                                                    -------        ------        ------        ------
    Total distributions..........................     (0.04)         0.00         (0.04)         0.00
                                                    -------        ------        ------        ------
Net Asset Value, End of Period...................   $ 12.69        $14.12        $12.74        $14.15
                                                    =======        ======        ======        ======
Total Return (%).................................      (9.9)         (1.7)(b)      (9.7)         (1.5)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      1.05          1.06 (c)      0.95          0.96 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      1.02          0.97 (c)      0.92          0.87 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.17          0.77 (c)      0.29          0.67 (c)
Portfolio turnover rate (%)......................        84           212 (c)        84           212 (c)
Net assets, end of period (000)..................   $11,113        $2,410        $5,735        $   32

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

               State Street Research Aggressive Growth Portfolio

                                                                            Class A
                                                   --------------------------------------------------------
                                                                    Year Ended December 31,
                                                   --------------------------------------------------------
                                                     2002       2001        2000        1999        1998
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.............. $  17.88  $    31.59  $    38.45  $    29.53  $    27.61
                                                   --------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income (loss)......................    (0.03)      (0.02)      (0.04)      (0.12)      (0.06)
Net realized and unrealized gain (loss) on
 investments......................................    (5.10)      (6.73)      (1.98)       9.86        3.75
                                                   --------  ----------  ----------  ----------  ----------
    Total from investment operations..............    (5.13)      (6.75)      (2.02)       9.74        3.69
                                                   --------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income..........     0.00       (0.01)       0.00        0.00        0.00
Distributions from net realized capital gains.....     0.00       (6.95)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
    Total distributions...........................     0.00       (6.96)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................... $  12.75  $    17.88  $    31.59  $    38.45  $    29.53
                                                   ========  ==========  ==========  ==========  ==========
Total Return (%)..................................    (28.7)      (23.8)       (7.6)       33.2        13.7
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.79        0.77        0.73        0.72        0.75
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.77        0.76        0.72          --          --
Ratio of net investment income (loss) to average
 net assets (%)...................................    (0.18)      (0.11)      (0.12)      (0.31)      (0.20)
Portfolio turnover rate (%).......................      134         150         170          86          97
Net assets, end of period (000)................... $687,325  $1,069,246  $1,501,072  $1,600,841  $1,431,337

                                                                                             Class E
                                                                                   -----------------------
                                                                                       Year     May 1, 2001(a)
                                                                                      Ended        through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................    $17.88        $20.66
                                                                                      ------        ------
Income From Investment Operations
Net investment income (loss)......................................................     (0.01)        (0.02)
Net realized and unrealized gain (loss) on investments............................     (5.13)        (2.76)
                                                                                      ------        ------
    Total from investment operations..............................................     (5.14)        (2.78)
                                                                                      ------        ------
Net Asset Value, End of Period....................................................    $12.74        $17.88
                                                                                      ======        ======
Total Return (%)..................................................................     (28.8)        (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.94          0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.92          0.91 (c)
Ratio of net investment income (loss) to average net assets (%)...................     (0.24)        (0.12)(c)
Portfolio turnover rate (%).......................................................       134           150 (c)
Net assets, end of period (000)...................................................    $1,361        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                 Franklin Templeton Small Cap Growth Portfolio

                                     Class A                    Class B                    Class E
                            ----------------------     ----------------------     ----------------------
                                            May 1,                     May 1,                     May 1,
                                Year       2001(a)         Year       2001(a)         Year       2001(a)
                               Ended       through        Ended       through        Ended       through
                            December 31, December 31,  December 31, December 31,  December 31, December 31,
                                2002         2001          2002         2001          2002         2001
                            ------------ ------------  ------------ ------------  ------------ ------------
Net Asset Value, Beginning
 of Period.................   $  8.88       $10.00        $ 8.88       $10.00        $ 8.88       $10.00
                              -------       ------        ------       ------        ------       ------
Income From Investment
 Operations
Net investment income
 (loss)....................     (0.04)        0.00         (0.04)       (0.01)        (0.01)        0.00
Net realized and unrealized
 gain (loss) on
 investments...............     (2.43)       (1.12)        (2.45)       (1.11)        (2.46)       (1.12)
                              -------       ------        ------       ------        ------       ------
Total from investment
 operations................     (2.47)       (1.12)        (2.49)       (1.12)        (2.47)       (1.12)
                              -------       ------        ------       ------        ------       ------
Net Asset Value, End of
 Period....................   $  6.41       $ 8.88        $ 6.39       $ 8.88        $ 6.41       $ 8.88
                              =======       ======        ======       ======        ======       ======
Total Return (%)...........     (27.8)       (11.2)(b)     (28.0)       (11.2)(b)     (27.8)       (11.2)(b)
Ratio of operating expenses
 to average net
 assets (%)................      1.05         1.05 (c)      1.30         1.30 (c)      1.20         1.20 (c)
Ratio of net investment
 income (loss) to average
 net assets (%)............     (0.60)        0.00 (c)     (0.85)       (0.51)(c)     (0.72)       (0.41)(c)
Portfolio turnover
 rate (%)..................        33           67 (c)        33           67 (c)        33           67 (c)
Net assets, end of period
 (000).....................   $12,079       $7,468        $9,403       $4,493        $2,235       $    6
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 would have been (%).......      1.51         2.69 (c)      1.76         2.94 (c)      1.66         2.84 (c)

--------
(a) Commencement of Operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                       Loomis Sayles Small Cap Portfolio

                                                                                                     Class A
                                                                                ------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                ------------------------------------------------
                                                                                  2002      2001      2000      1999      1998
                                                                                --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period........................................... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92
                                                                                --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income..........................................................     0.14      0.34      0.42      0.51      1.24
Net realized and unrealized gain (loss) on investments.........................   (38.32)   (19.28)    10.13     48.23     (4.01)
                                                                                --------  --------  --------  --------  --------
    Total from investment operations...........................................   (38.18)   (18.94)    10.55     48.74     (2.77)
                                                                                --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.......................................    (0.18)    (0.53)    (0.01)    (0.53)    (1.24)
Distributions from net realized capital gains..................................     0.00    (12.67)    (1.86)     0.00     (1.32)
Distributions in excess of net realized capital gains..........................     0.00     (1.02)     0.00      0.00     (0.07)
                                                                                --------  --------  --------  --------  --------
    Total Distributions........................................................    (0.18)   (14.22)    (1.87)    (0.53)    (2.63)
                                                                                --------  --------  --------  --------  --------
Net Asset Value, End of Period................................................. $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                                                                ========  ========  ========  ========  ========
Total Return (%)...............................................................    (21.6)     (8.8)      5.2      31.8      (1.7)
Ratio of operating expenses to average net assets before expense reductions (%)     0.97      1.00      0.96      1.00      1.00
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)...........................................................................     0.97      1.00      0.95        --        --
Ratio of net investment income to average net assets (%).......................     0.14      0.18      0.22      0.34      0.88
Portfolio turnover rate (%)....................................................       99       111       148       146       111
Net assets, end of period (000)................................................ $281,477  $406,525  $486,439  $322,318  $238,589
The Ratios of operating expenses to average net assets without giving effect
 to the voluntary expense agreement would have been (%)........................       --      1.00      0.95      1.10      1.10

                                                                                     Class B                Class E
                                                                                 ---------------- -----------------------
                                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                                     through       Year Ended     through
                                                                                   December 31,   December 31,  December 31,
                                                                                       2002           2002          2002
                                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................................     $144.89        $177.03       $179.40
                                                                                     -------        -------       -------
Income From Investment Operations
Net investment income...........................................................        0.00           0.03          0.07
Net realized and unrealized gain (loss) on investments..........................       (6.69)        (38.32)        (2.44)
                                                                                     -------        -------       -------
    Total from investment operations............................................       (6.69)        (38.29)        (2.37)
                                                                                     -------        -------       -------
Less Distributions
Distributions from net investment income........................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
    Total Distributions.........................................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
Net Asset Value, End of Period..................................................     $138.20        $138.65       $177.03
                                                                                     =======        =======       =======
Total Return (%)................................................................        (4.6)(b)      (21.6)         (1.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%).        1.22 (c)       1.12          1.15 (c)
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)............................................................................        1.22 (c)       1.12          1.15 (c)
Ratio of net investment income to average net assets (%)........................        0.00 (c)      (0.01)         0.03 (c)
Portfolio turnover rate (%).....................................................          99 (c)         99           111 (c)
Net assets, end of period (000).................................................     $     1        $10,242       $ 2,142
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)............................          --             --          1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    State Street Research Aurora Portfolio

                                                       Class A                         Class B
                                         -------------------------------     -----------------------
                                             Year Ended      July 5, 2000(a)              May 1, 2001(a)
                                            December 31,         through      Year Ended     through
                                         ------------------   December 31,   December 31,  December 31,
                                           2002      2001         2000           2002          2001
                                         --------  --------  --------------- ------------ --------------
Net Asset Value, Beginning of Period.... $  14.13  $  12.24      $ 10.00        $14.12        $14.12
                                         --------  --------      -------        ------        ------
Income From Investment Operations
Net investment income (loss)............    (0.04)     0.02         0.03          0.00          0.00
Net realized and unrealized gain (loss)
 on investments.........................    (2.95)     1.94         2.29         (3.01)         0.00
                                         --------  --------      -------        ------        ------
    Total from investment operations....    (2.99)     1.96         2.32         (3.01)         0.00
                                         --------  --------      -------        ------        ------
Less Distributions
Distributions from net investment income    (0.01)    (0.01)       (0.03)        (0.01)         0.00
Distributions from net realized capital
 gains..................................    (0.06)    (0.06)       (0.05)        (0.06)         0.00
                                         --------  --------      -------        ------        ------
    Total distributions.................    (0.07)    (0.07)       (0.08)        (0.07)         0.00
                                         --------  --------      -------        ------        ------
Net Asset Value, End of Period.......... $  11.07  $  14.13      $ 12.24        $11.04        $14.12
                                         ========  ========      =======        ======        ======
Total Return (%)........................    (21.3)     16.0         23.2 (b)     (21.5)          0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.95      0.98         1.05 (c)      1.20          1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.28)     0.18         1.12 (c)     (0.53)         0.00 (c)
Portfolio turnover rate (%).............       27        15           24 (c)        27            15 (c)
Net assets, end of period (000)......... $319,202  $291,426      $54,379        $   10        $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        1.34 (c)         --            --

                                                                     Class E
                                                           -----------------------
                                                                        May 1, 2001(a)
                                                            Year Ended     through
                                                           December 31,  December 31,
                                                           ------------ --------------
Net Asset Value, Beginning of Period......................   $ 14.12        $14.12
                                                             -------        ------
Income From Investment Operations
Net investment income (loss)..............................     (0.01)        (0.01)
Net realized and unrealized gain (loss) on investments....     (3.00)         0.01
                                                             -------        ------
    Total from investment operations......................     (3.01)         0.00
                                                             -------        ------
Less Distributions
Distributions from net investment income..................     (0.01)         0.00
Distributions from net realized capital gains.............     (0.06)         0.00
                                                             -------        ------
    Total distributions...................................     (0.07)         0.00
                                                             -------        ------
Net Asset Value, End of Period............................   $ 11.04        $14.12
                                                             =======        ======
Total Return (%)..........................................     (21.5)          0.0 (b)
Ratio of operating expenses to average net assets (%).....      1.10          1.13 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................     (0.43)        (0.25)(c)
Portfolio turnover rate (%)...............................        27            15 (c)
Net assets, end of period (000)...........................   $56,055        $6,720
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)......................................        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   T. Rowe Price Small Cap Growth Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $  11.89  $  14.30  $  15.73  $  12.29  $  11.88
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss).................    (0.04)    (0.04)    (0.03)    (0.03)     0.00
Net realized and unrealized gain (loss) on
 investments.................................    (3.14)    (1.27)    (1.40)     3.47      0.41
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (3.18)    (1.31)    (1.43)     3.44      0.41
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net realized capital gains     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   8.71  $  11.89  $  14.30  $  15.73  $  12.29
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (26.7)     (9.0)     (9.1)     28.0       3.5
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.61      0.61      0.58      0.61      0.67
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       --        --      0.58        --        --
Ratio of net investment income (loss) to
 average net assets (%)......................    (0.38)    (0.34)    (0.19)    (0.27)    (0.02)
Portfolio turnover rate (%)..................       44        38        68        68        38
Net assets, end of period (000).............. $210,410  $298,699  $337,343  $269,518  $189,132

                                                       Class B                Class E
                                                   ---------------- -----------------------
                                                   July 30, 2002(a)              May 1, 2001(a)
                                                       through       Year Ended     through
                                                     December 31,   December 31,  December 31,
                                                         2002           2002          2001
                                                   ---------------- ------------ --------------
Net Asset Value, Beginning of Period..............      $ 8.67         $11.80        $12.22
                                                        ------         ------        ------
Income From Investment Operations
Net investment income (loss)......................       (0.01)         (0.02)         0.00
Net realized and unrealized gain (loss) on
 investments......................................       (0.07)         (3.14)        (0.42)
                                                        ------         ------        ------
    Total from investment operations..............       (0.08)         (3.16)        (0.42)
                                                        ------         ------        ------
Net Asset Value, End of Period....................      $ 8.59         $ 8.64        $11.80
                                                        ======         ======        ======
Total Return (%)..................................        (0.9)(b)      (26.8)         (3.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................        0.86 (c)       0.76          0.76 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       (0.63)(c)      (0.53)         0.00 (c)
Portfolio turnover rate (%).......................          44 (c)         44            38 (c)
Net assets, end of period (000)...................      $    3         $1,809        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      Morgan Stanley EAFE Index Portfolio

                                                                               Class A
                                                      ------------------------------------------------------
                                                                                             November 9, 1998(a)
                                                             Year Ended December 31,               through
                                                      -------------------------------------     December 31,
                                                        2002      2001      2000      1999          1998
                                                      --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period................. $   8.75  $  11.22  $  13.34  $ 10.80        $ 10.00
                                                      --------  --------  --------  -------        -------
Income From Investment Operations
Net investment income................................     0.10      0.09      0.07     0.10           0.01
Net realized and unrealized gain (loss) on
 investments.........................................    (1.55)    (2.52)    (2.00)    2.58           0.80
                                                      --------  --------  --------  -------        -------
    Total from investment operations.................    (1.45)    (2.43)    (1.93)    2.68           0.81
                                                      --------  --------  --------  -------        -------
Less Distributions
Distributions from net investment income.............    (0.04)    (0.03)    (0.11)   (0.06)         (0.01)
Distributions from net realized capital gains........     0.00     (0.01)    (0.08)   (0.08)          0.00
                                                      --------  --------  --------  -------        -------
    Total distributions..............................    (0.04)    (0.04)    (0.19)   (0.14)         (0.01)
                                                      --------  --------  --------  -------        -------
Net Asset Value, End of Period....................... $   7.26  $   8.75  $  11.22  $ 13.34        $ 10.80
                                                      ========  ========  ========  =======        =======
Total Return (%).....................................    (16.6)    (21.7)    (14.5)    24.9            8.1 (b)
Ratio of operating expenses to average net assets (%)     0.73      0.70      0.58     0.50           0.49 (c)
Ratio of net investment income to average net
 assets (%)..........................................     1.43      1.00      0.76     1.25           0.71 (c)
Portfolio turnover rate (%)..........................       23         9        10       44             13 (c)
Net assets, end of period (000)...................... $112,325  $112,775  $100,950  $82,355        $25,453
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...............     0.79      0.82      0.78     1.77           1.41 (c)

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........    $ 8.66          $11.12          $ 8.74        $10.43
                                                 ------          ------          ------        ------
Income From Investment Operations
Net investment income........................      0.06            0.04            0.06          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (1.50)          (2.46)          (1.51)        (1.69)
                                                 ------          ------          ------        ------
    Total from investment operations.........     (1.44)          (2.42)          (1.45)        (1.69)
                                                 ------          ------          ------        ------
Less Distributions
Distributions from net investment income.....     (0.04)          (0.03)          (0.04)         0.00
Distributions from net realized capital gains      0.00           (0.01)           0.00          0.00
                                                 ------          ------          ------        ------
    Total distributions......................     (0.04)          (0.04)          (0.04)         0.00
                                                 ------          ------          ------        ------
Net Asset Value, End of Period...............    $ 7.18          $ 8.66          $ 7.25        $ 8.74
                                                 ======          ======          ======        ======
Total Return (%).............................     (16.8)          (21.8)(b)       (16.7)        (16.2)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.98            0.95 (c)        0.88          0.85 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.11            0.46 (c)        1.02          0.00 (c)
Portfolio turnover rate (%)..................        23               9 (c)          23             9 (c)
Net assets, end of period (000)..............    $9,654          $4,099          $9,838        $   61
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)....................................      1.04            1.07 (c)        0.94          0.97 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        Scudder Global Equity Portfolio

                                                              Class A
                                         ------------------------------------------------
                                                      Year Ended December 31,
                                         ------------------------------------------------
                                           2002      2001      2000      1999      1998
                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.... $  10.86  $  14.62  $  14.91  $  12.38  $  10.85
                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................     0.13      0.35      0.18      0.14      0.16
Net realized and unrealized gain (loss)
 on investments.........................    (1.84)    (2.55)    (0.42)     2.93      1.57
                                         --------  --------  --------  --------  --------
    Total from investment operations....    (1.71)    (2.20)    (0.24)     3.07      1.73
                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income    (0.17)    (0.31)    (0.01)    (0.07)    (0.16)
Distributions from net realized capital
 gains..................................     0.00     (1.25)    (0.04)    (0.47)    (0.04)
                                         --------  --------  --------  --------  --------
    Total distributions.................    (0.17)    (1.56)    (0.05)    (0.54)    (0.20)
                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......... $   8.98  $  10.86  $  14.62  $  14.91  $  12.38
                                         ========  ========  ========  ========  ========
Total Return (%)........................    (16.0)    (16.1)     (1.6)     25.2      16.0
Ratio of operating expenses to average
 net assets (%).........................     0.81      0.80      0.78      0.87      0.96
Ratio of net investment income to
 average net assets (%).................     1.27      2.90      1.43      1.23      1.61
Portfolio turnover rate (%).............       45        36        58        54        51
Net assets, end of period (000)......... $143,518  $183,296  $211,354  $171,714  $113,715
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        --        --      1.01

                                                                       Class E
                                                             -----------------------
                                                                          May 1, 2001(a)
                                                              Year Ended     through
                                                             December 31,  December 31,
                                                                 2002          2001
                                                             ------------ --------------
Net Asset Value, Beginning of Period........................    $10.85        $12.21
                                                                ------        ------
Income From Investment Operations
Net investment income.......................................      0.19          0.00
Net realized and unrealized gain (loss) on investments......     (1.91)        (1.36)
                                                                ------        ------
    Total from investment operations........................     (1.72)        (1.36)
                                                                ------        ------
Less Distributions
Distributions from net investment income....................     (0.17)         0.00
                                                                ------        ------
    Total distributions.....................................     (0.17)         0.00
                                                                ------        ------
Net Asset Value, End of Period..............................    $ 8.96        $10.85
                                                                ======        ======
Total Return (%)............................................     (16.1)        (11.1)(b)
Ratio of operating expenses to average net assets (%).......      0.96          0.95 (c)
Ratio of net investment income to average net assets (%)....      1.18          0.95 (c)
Portfolio turnover rate (%).................................        45            36 (c)
Net assets, end of period (000).............................    $2,870        $   47

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Diversified Portfolio

                                                                                  Class A
                                                        ----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
                                                           2002        2001        2000        1999        1998
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................... $    15.51  $    18.38  $    18.27  $    18.39  $    16.98
                                                        ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income..................................       0.42        0.49        0.62        0.59        0.60
Net realized and unrealized gain (loss) on
 investments...........................................      (2.53)      (1.62)      (0.43)       0.96        2.70
                                                        ----------  ----------  ----------  ----------  ----------
    Total from investment operations...................      (2.11)      (1.13)       0.19        1.55        3.30
                                                        ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income...............      (0.33)      (0.78)       0.00       (0.60)      (0.57)
Distributions from net realized capital gains..........       0.00       (0.96)      (0.08)      (1.07)      (1.32)
                                                        ----------  ----------  ----------  ----------  ----------
    Total distributions................................      (0.33)      (1.74)      (0.08)      (1.67)      (1.89)
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period......................... $    13.07  $    15.51  $    18.38  $    18.27  $    18.39
                                                        ==========  ==========  ==========  ==========  ==========
Total Return (%).......................................      (13.9)       (6.3)        1.0         8.7        19.6
Ratio of operating expenses to average net assets
 before expense reductions (%).........................       0.49        0.49        0.46        0.45        0.48
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)............................       0.48        0.47        0.46          --          --
Ratio of net investment income to average net assets
 (%)...................................................       2.68        2.73        3.26        3.08        3.39
Portfolio turnover rate (%)............................        112         131         131         124         106
Net assets, end of period (000)........................ $1,688,913  $2,345,064  $2,756,922  $2,874,412  $2,656,987

                                                                                             Class E
                                                                                   -----------------------
                                                                                                May 1, 2001(a)
                                                                                    Year Ended     through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................   $ 15.51        $16.18
                                                                                     -------        ------
Income From Investment Operations
Net investment income.............................................................      0.40          0.01
Net realized and unrealized gain (loss) on investments............................     (2.52)        (0.68)
                                                                                     -------        ------
    Total from investment operations..............................................     (2.12)        (0.67)
                                                                                     -------        ------
Less Distributions
Distributions from net investment income..........................................     (0.33)         0.00
Distributions from net realized capital gains.....................................      0.00          0.00
                                                                                     -------        ------
    Total distributions...........................................................     (0.33)         0.00
                                                                                     -------        ------
Net Asset Value, End of Period....................................................   $ 13.06        $15.51
                                                                                     =======        ======
Total Return (%)..................................................................     (13.9)         (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.64          0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.63          0.62 (c)
Ratio of net investment income to average net assets (%)..........................      2.53          2.58 (c)
Portfolio turnover rate (%).......................................................       112           131 (c)
Net assets, end of period (000)...................................................   $11,490        $   22

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

            Salomon Brothers Strategic Bond Opportunities Portfolio

                                                                            Class A
                                                         ---------------------------------------------
                                                                    Year Ended December 31,
                                                         ---------------------------------------------
                                                           2002      2001      2000     1999     1998
                                                         --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period.................... $  11.20  $  11.42  $ 10.67  $ 11.43  $ 12.01
                                                         --------  --------  -------  -------  -------
Income From Investment Operations
Net investment income...................................     0.69      0.70     0.77     0.95     0.80
Net realized and unrealized gain (loss) on investments..     0.35      0.04    (0.02)   (0.78)   (0.56)
                                                         --------  --------  -------  -------  -------
    Total from investment operations....................     1.04      0.74     0.75     0.17     0.24
                                                         --------  --------  -------  -------  -------
Less Distributions
Distributions from net investment income................    (0.80)    (0.96)    0.00    (0.93)   (0.79)
Distributions from net realized capital gains...........     0.00      0.00     0.00     0.00    (0.02)
Distributions in excess of net realized capital gains...     0.00      0.00     0.00     0.00    (0.01)
                                                         --------  --------  -------  -------  -------
    Total distributions.................................    (0.80)    (0.96)    0.00    (0.93)   (0.82)
                                                         --------  --------  -------  -------  -------
Net Asset Value, End of Period.......................... $  11.44  $  11.20  $ 11.42  $ 10.67  $ 11.43
                                                         ========  ========  =======  =======  =======
Total Return (%)........................................      9.6       6.6      7.0      1.4      2.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.85      0.84     0.78     0.81     0.85
Ratio of Net Investment Income to Average Net Assets (%)     6.25      6.44     6.90     8.15     7.20
Portfolio Turnover Rate (%).............................      239       248      360      224      283
Net Assets, End of Period (000)......................... $122,023  $109,448  $95,434  $94,910  $95,450

                                                             Class B                Class E
                                                         ---------------  -----------------------
                                                         July 30, 2002(a)     Year     May 1, 2001(a)
                                                             through         Ended        through
                                                          December 31,    December 31,  December 31,
                                                              2002            2002          2001
                                                         ---------------  ------------ --------------
Net Asset Value, Beginning of Period....................     $10.43         $ 11.20        $10.80
                                                             ------         -------        ------
Income From Investment Operations
Net investment income...................................       0.14            0.73          0.10
Net realized and unrealized gain (loss) on investments..       0.84            0.29          0.30
                                                             ------         -------        ------
    Total from investment operations....................       0.98            1.02          0.40
                                                             ------         -------        ------
Less Distributions
Distributions from net investment income................       0.00           (0.80)         0.00
Distributions from net realized capital gains...........       0.00            0.00          0.00
Distributions in excess of net realized capital gains...       0.00            0.00          0.00
                                                             ------         -------        ------
    Total distributions.................................       0.00           (0.80)         0.00
                                                             ------         -------        ------
Net Asset Value, End of Period..........................     $11.41         $ 11.42        $11.20
                                                             ======         =======        ======
Total Return (%)........................................        9.4 (b)         9.4           3.7 (b)
Ratio of Operating Expenses to Average Net Assets (%)...       1.10 (c)        1.00          0.99 (c)
Ratio of Net Investment Income to Average Net Assets (%)       5.66 (c)        6.03          5.50 (c)
Portfolio Turnover Rate (%).............................        239 (c)         239           248 (c)
Net Assets, End of Period (000).........................     $    2         $26,060        $2,476

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  Salomon Brothers U.S. Government Portfolio

                                                                 Class A
                                              --------------------------------------------
                                                         Year Ended December 31,
                                              --------------------------------------------
                                                2002      2001     2000     1999     1998
                                              --------  --------  ------- -------  -------
Net Asset Value, Beginning of Period......... $  11.97  $  11.94  $ 10.81 $ 11.47  $ 11.14
                                              --------  --------  ------- -------  -------
Income From Investment Operations
Net investment income........................     0.38      0.37     0.67    0.65     0.47
Net realized and unrealized gain (loss) on
 investments.................................     0.54      0.41     0.46   (0.62)    0.37
                                              --------  --------  ------- -------  -------
    Total from investment operations.........     0.92      0.78     1.13    0.03     0.84
                                              --------  --------  ------- -------  -------
Less Distributions
Distributions from net investment income.....    (0.38)    (0.75)    0.00   (0.66)   (0.45)
Distributions from net realized capital gains    (0.17)     0.00     0.00   (0.03)   (0.06)
                                              --------  --------  ------- -------  -------
    Total Distributions......................    (0.55)    (0.75)    0.00   (0.69)   (0.51)
                                              --------  --------  ------- -------  -------
Net Asset Value, End of Period............... $  12.34  $  11.97  $ 11.94 $ 10.81  $ 11.47
                                              ========  ========  ======= =======  =======
Total Return (%).............................      7.9       6.7     10.5     0.2      7.5
Ratio of Operating Expenses to Average Net
 Assets (%)..................................     0.70      0.70     0.70    0.70     0.70
Ratio of Net Investment Income to Average
 Net Assets (%)..............................     2.20      4.49     6.29    5.89     5.70
Portfolio Turnover Rate (%)..................      672       362      583     530      496
Net Assets, End of Period (000).............. $180,989  $102,066  $57,173 $50,967  $45,807
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................     0.70      0.73     0.71    0.72     0.77

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)              May 1, 2001(a)
                                                  through       Year Ended     through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........      $11.88        $ 11.96        $11.45
                                                   ------        -------        ------
Income From Investment Operations
Net investment income........................        0.04           0.31          0.07
Net realized and unrealized gain (loss) on
 investments.................................        0.39           0.42          0.44
                                                   ------        -------        ------
    Total from investment operations.........        0.43           0.73          0.51
                                                   ------        -------        ------
Less Distributions
Distributions from net investment income.....        0.00          (0.20)         0.00
Distributions from net realized capital gains        0.00          (0.17)         0.00
                                                   ------        -------        ------
    Total Distributions......................        0.00          (0.37)         0.00
                                                   ------        -------        ------
Net Asset Value, End of Period...............      $12.31        $ 12.32        $11.96
                                                   ======        =======        ======
Total Return (%).............................         3.6 (b)        7.7           4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)..................................        0.95 (c)       0.85          0.85 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)..............................        1.34 (c)       2.05          3.39 (c)
Portfolio Turnover Rate (%)..................         672 (c)        672           362 (c)
Net Assets, End of Period (000)..............      $    2        $67,262        $6,289
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................        0.95 (c)       0.85          0.88 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                   Loomis Sayles Small Cap Portfolio
                                         Russell 2000(R) Index Portfolio
Alger Equity Growth Portfolio            State Street Research Aurora Portfolio
Capital Guardian U.S. Equity Portfolio
Davis Venture Value Portfolio            INTERNATIONAL EQUITY
FI Structured Equity Portfolio           PORTFOLIOS
Harris Oakmark Large Cap Value Portfolio
Jennison Growth Portfolio                Morgan Stanley EAFE(R) Index Portfolio
MetLife Stock Index Portfolio            Putnam International Stock Portfolio
MFS Investors Trust Portfolio
MFS Research Managers Portfolio          EQUITY AND FIXED-INCOME
Met/Putnam Voyager Portfolio (formerly   PORTFOLIOS
  Putnam Large Cap Growth Portfolio)
State Street Research Investment Trust   Balanced Portfolio
  Portfolio                              MFS Total Return Portfolio
State Street Research Large Cap Value
  Portfolio                              FIXED-INCOME PORTFOLIOS
Zenith Equity Portfolio
                                         Lehman Brothers(R) Aggregate Bond Index
FI Mid Cap Opportunities Portfolio         Portfolio
Harris Oakmark Focused Value Portfolio   State Street Research Bond Income
Janus Mid Cap Portfolio                    Portfolio
MetLife Mid Cap Stock Index Portfolio
Neuberger Berman Partners Mid Cap Value  MONEY MARKET PORTFOLIO
  Portfolio
                                         State Street Research Money Market
Franklin Templeton Small Cap Growth        Portfolio
  Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................   3
Section II--Information about each Portfolio...............................   6
Section III--Other Information about the Fund.............................. 174
Financial Highlights....................................................... 177

                       Information about each Portfolio
                       --------------------------------
Alger Equity Growth Portfolio..............................................   8
Capital Guardian U.S. Equity Portfolio.....................................  12
Davis Venture Value Portfolio..............................................  17
FI Structured Equity Portfolio.............................................  21
Harris Oakmark Large Cap Value Portfolio...................................  25
Jennison Growth Portfolio..................................................  31
MetLife Stock Index Portfolio..............................................  35
MFS Investors Trust Portfolio..............................................  40
MFS Research Managers Portfolio............................................  45
Met/Putnam Voyager Portfolio...............................................  51
State Street Research Investment Trust Portfolio...........................  57
State Street Research Large Cap Value Portfolio............................  63
Zenith Equity Portfolio....................................................  71
FI Mid Cap Opportunities Portfolio.........................................  74
Harris Oakmark Focused Value Portfolio.....................................  78
Janus Mid Cap Portfolio....................................................  85
MetLife Mid Cap Stock Index Portfolio......................................  93
Neuberger Berman Partners Mid Cap Value Portfolio..........................  98
Franklin Templeton Small Cap Growth Portfolio.............................. 103
Loomis Sayles Small Cap Portfolio.......................................... 109
Russell 2000 Index Portfolio............................................... 115
State Street Research Aurora Portfolio..................................... 120
Morgan Stanley EAFE Index Portfolio........................................ 128
Putnam International Stock Portfolio....................................... 134
Balanced Portfolio......................................................... 140
MFS Total Return Portfolio................................................. 148
Lehman Brothers Aggregate Bond Index Portfolio............................. 154
State Street Research Bond Income Portfolio................................ 160
State Street Research Money Market Portfolio............................... 168

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Twenty-nine of these portfolios (the "Portfolios") are offered through this prospectus.
MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio is a "diversified" fund. As "non-diversified" funds, the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio may hold fewer securities than the other Portfolios. If the stocks held by these Portfolios perform poorly, the Portfolios could incur greater losses than if they had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the "Index Portfolios"), Zenith Equity Portfolio and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Portfolio and the FI Mid Cap Opportunities Portfolio may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios and the Zenith Equity Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Alger Equity Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Portfolio, invests, under normal circumstances, the Portfolio's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the Portfolio may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts,

                                                  Alger Equity Growth Portfolio


variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                       [CHART]

1995   1996   1997   1998   1999    2000    2001    2002
-----  -----  -----  -----  -----  ------  ------  ------
48.8%  13.2%  25.6%  47.8%  34.1%  -13.7%  -12.0%  -33.2%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Life of the Portfolio
                     Past One Year Past Five Years  (October 31, 1994)
                     ------------- --------------- ---------------------
       Class A......    -33.17%         0.12%                  9.11%
       Class B*.....    -33.42%        -0.13%                  8.86%
       Class E**....    -33.24%        -0.03%                  8.96%
       S&P 500 Index    -22.09%        -0.58%                  9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                 Class A Class B Class E
                                                                 ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price
  or redemption price, whichever is lower)......................  None    None    None

Alger Equity Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Management Fees...................................  0.75%   0.75%   0.75%
   Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
   Other Expenses....................................  0.04%   0.04%   0.04%
                                                       -----   -----   -----
   Total Annual Portfolio Operating Expenses.........  0.79%   1.04%   0.94%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              One Year Three Years Five Years Ten Years
                              -------- ----------- ---------- ---------
         Class A.............   $ 81      $252        $439     $  978
         Class B.............   $106      $331        $574     $1,271
         Class E.............   $ 96      $300        $520     $1,155

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Portfolio Management

As of December 31, 2002, Alger managed approximately $8.4 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

                                                  Alger Equity Growth Portfolio



Dan C. Chung and David Hyun are the portfolio managers of the Portfolio. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                    Capital Guardian U.S. Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Capital Guardian Trust Company ("Capital Guardian"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. For the purposes of this 80% minimum, "equity securities" are defined as securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in fixed- income securities convertible into equity securities. The Portfolio may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. Capital Guardian defines "foreign securities" as securities of issuers outside the U.S. and not included in the S&P 500 Index. "Foreign securities" also includes American Depositary Receipts ("ADRs"), through which the Portfolio may also have exposure to foreign currencies.

  Stock Selection

In selecting stocks for the Portfolio, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Portfolio dynamic, growing companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

                                         Capital Guardian U.S. Equity Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                             Class A Class B Class E
                                                             ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)........................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)............  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class A Class B Class E
                                                             ------- ------- -------
Management Fees.............................................  0.68%   0.68%   0.68%
Distribution and Service (12b-1) Fees.......................  0.00%   0.25%   0.15%
Other Expenses(1)(2)........................................  0.06%   0.06%   0.06%
                                                              -----   -----   -----
Total Annual Portfolio Operating Expenses(1)................  0.74%   0.99%   0.89%

--------
(1) Capital Guardian directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.60% for Class A shares, 0.85% for Class B shares and 0.75% for Class E shares.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 76      $237        $411     $  918
Class B.......................   $101      $315        $547     $1,213
Class E.......................   $ 91      $284        $493     $1,096

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Capital Guardian U.S. Equity Portfolio



Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds. The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio's investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's fees and expenses.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

                                         Capital Guardian U.S. Equity Portfolio



Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Portfolio Management

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968. As of December 31, 2002, Capital Guardian managed approximately $105 billion in assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Capital Guardian U.S. Equity Portfolio



David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

Eugene Stein is an Executive Vice President, a Director and Chairman of Capital Guardian, as well as Chairman of Capital Guardian's Investment Committee. He joined the Capital Guardian organization in 1972.

Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

Alan J. Wilson is a Vice President of Capital International Research, Inc. and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. She joined the Capital Guardian organization in 1990.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.68% of the Portfolio's average daily net assets.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                  Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                        FI Structured Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. FMR normally invests at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Portfolio's assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Portfolio and in selecting its investments. FMR considers the Portfolio's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Structured Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser and its investment objective and principal investment strategies. Performance information set forth below reflects results prior to these changes.

                       [CHART]

1994   1995   1996   1997   1998   1999  2000    2001    2002
-----  -----  -----  -----  -----  ----  -----  ------  ------
-1.2%  36.5%  18.1%  33.5%  24.4%  9.4%  -5.2%  -13.9%  -19.5%

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -17.71% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................    -19.45%        -2.20%              8.38%
Class B*......................    -19.70%        -2.45%              8.13%
Class E**.....................    -19.56%        -2.35%              8.23%
S&P 500 Index.................    -22.09%        -0.58%              9.47%
Russell 1000 Value Index......    -15.52%         1.16%             10.29%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                 FI Structured Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.67%   0.67%   0.67%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.72%   0.97%   0.87%

--------
(1) FMR directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.71% for Class A shares, 0.96% for Class B shares and 0.86% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $74       $230        $401     $  894
               Class B   $99       $309        $536     $1,190
               Class E   $89       $278        $482     $1,073

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.   The Portfolio may invest in exchange traded funds
("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

FI Structured Equity Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of the Portfolio. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio's average daily net assets.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above.

Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Large Cap Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

                                       Harris Oakmark Large Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                [CHART]

 1999  2000   2001    2002
-----  -----  -----  ------
-6.9%  12.4%  18.4%  -14.2%


During the period shown above, the highest quarterly return was -12.92% for the second quarter of 1999, and the lowest quarterly return was -16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                       Life of the
                                                        Portfolio
                                                       (November 1,
                                         Past One Year    1998)
                                         ------------- ------------
             Class A....................    -14.16%        0.83%
             Class B*...................    -14.41%        0.58%
             Class E**..................    -14.29%        0.68%
             S&P 500 Index..............    -22.09%       -3.90%
             Russell 1000 Value Index***    -15.52%       -0.20%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Russell
    1000 Value Index instead of the S&P 500 Index. The Russell 1000 Value Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Harris Oakmark Large Cap Value Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.75%   0.75%   0.75%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.08%   0.08%   0.08%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.83%   1.08%   0.98%

--------
(1) Harris directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.82% for Class A shares, 1.07% for Class B shares and 0.97% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 85      $265        $460     $1,025
               Class B   $110      $343        $595     $1,317
               Class E   $100      $312        $542     $1,201

                                       Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris managed approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan joined Harris in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                           Jennison Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC ("Jennison"), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio's assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may also have exposure to foreign currencies.

  Stock Selection

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Portfolio is not likely to receive significant dividend income on its portfolio securities.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Jennison Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                               Class A Class B Class E
                                               ------- ------- -------
          Maximum Sales Charge Imposed on
            Purchases (as a percentage of
            offering price)...................  None    None    None
          Maximum Deferred Sales Charge
            (as a percentage of purchase price
            or redemption price, whichever is
            lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                              Class Class Class
                                                                A     B     E
                                                              ----- ----- -----
 Management Fees............................................. 0.68% 0.68% 0.68%
 Distribution and Service (12b-1) Fees....................... 0.00% 0.25% 0.15%
 Other Expenses(1)(2)........................................ 0.06% 0.06% 0.06%
                                                              ----- ----- -----
 Total Annual Portfolio Operating Expenses(1)................ 0.74% 0.99% 0.89%

--------
(1) Jennison directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.68% for Class A shares, 0.93% for Class B shares and 0.83% for Class E shares.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

                                                      Jennison Growth Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 76      $237        $411     $  918
               Class B   $101      $315        $547     $1,213
               Class E   $ 91      $284        $493     $1,096

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Jennison Growth Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Portfolio Management

As of December 31, 2002, Jennison had approximately $47.9 billion in assets under management for institutional, mutual fund and managed account clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Spiros "Sig" Segalas, Kathleen McCarragher and Michael Del Balso are the portfolio managers of the Portfolio. Mr. Segalas is a founding member, a Director, President and the Chief Investment Officer of Jennison. He has been in the investment business for over 42 years. Kathleen McCarragher is a Director and Executive Vice President--Institutional Growth Equities of Jennison. Ms. McCarragher has been in the investment business since 1982. Prior to joining Jennison in 1998, Ms. McCarragher spent six years with Weiss, Peck & Greer L.L.C., where she was a managing director and the Director of Large Cap Growth Equities. Michael Del Balso is a Director and Executive Vice President of Jennison. Mr. Del Balso has been in the investment business since 1968. He joined Jennison in 1972 after four years with White, Weld & Company, where he was a Vice President.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.68% of the Portfolio's average daily net assets.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                  MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                  MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         MFS Investors Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, ordinarily invests at least 65% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Portfolio may invest in companies of any size, the Portfolio focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Portfolio may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                  MFS Investors Trust Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                    [CHART]

2000    2001    2002
-----  ------  ------
-0.2%  -15.9%  -20.2%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -14.10% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -20.20%           -9.69%
               Class B*.....    -20.45%           -9.94%
               Class E**....    -20.24%           -9.84%
               S&P 500 Index    -22.09%           -9.53%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

MFS Investors Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.75%   0.75%   0.75%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.59%   0.59%   0.59%
                                                   ------  ------  ------
      Total Annual Portfolio Operating Expenses(1)  1.34%   1.59%   1.49%
      Fee Waiver and/or Expense Reimbursement(2).. (0.34%) (0.34%) (0.34%)
                                                   ------  ------  ------
      Net Operating Expenses(1)(2)................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.32% for Class A shares, 1.57% for Class B shares and 1.47% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.98% for Class A shares, 1.23% for Class B shares and 1.13% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $391        $702     $1,583
               Class B   $127      $469        $834     $1,861
               Class E   $117      $438        $781     $1,750

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

                                                  MFS Investors Trust Portfolio



Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

MFS Investors Trust Portfolio



  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., a Senior Vice President of MFS, and Brooks Taylor, a Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Taylor has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                        MFS Research Managers Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, invests at least 80% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Portfolio invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Portfolio may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Portfolio from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

MFS Research Managers Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

       [CHART]

 2000    2001    2002
------  ------  ------
-3.6%   -21.0%  -24.1%

During the period shown above, the highest quarterly return was 22.37% for the fourth quarter of 1999, and the lowest quarterly return was -19.26% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -24.12%           -9.54%
               Class B*.....        N/A              N/A
               Class E**....    -24.21%           -9.69%
               S&P 500 Index    -22.09%           -9.53%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                MFS Research Managers Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.75%   0.75%   0.75%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses(1)......................................  0.39%   0.39%   0.39%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses(1)...........  1.14%   1.39%   1.29%
Fee Waiver and/or Expense Reimbursement(2)............. (0.14%) (0.14%) (0.14%)
                                                        ------  ------  ------
Net Operating Expenses(1)(2)...........................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.07% for Class A shares, 1.32% for Class B shares and 1.22% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.93% for Class A shares, 1.18% for Class B shares and 1.08% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $102      $348        $614     $1,374
Class B............................   $127      $426        $747     $1,656
Class E............................   $117      $395        $694     $1,544

MFS Research Managers Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities.   The Portfolio may invest in Rule 144A securities. Since
trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                MFS Research Managers Portfolio


countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distributions or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

MFS Research Managers Portfolio



Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of equity research analysts.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         Met/Putnam Voyager Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests mainly in common stocks of U.S. companies, with a focus on growth stocks. The Portfolio invests mainly in midsized and large companies, although the Portfolio may invest in companies of any size.

  Stock Selection

Putnam looks for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in companies that Putnam believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. Putnam will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

  . Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  .  Potentially rapid price changes (volatility) of equity securities.

Met/Putnam Voyager Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

  [CHART]

 2001    2002
------  ------
-30.8%  -28.9%

During the period shown above, the highest quarterly return was 13.22% for the fourth quarter of 2001, and the lowest quarterly return was -26.85% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                             Life of the Portfolio
                               Past One Year     (May 1, 2000)
                               ------------- ---------------------
Class A.......................    -28.90%           -31.89%
Class B*......................    -29.15%           -32.14%
Class E**.....................    -28.97%           -32.04%
Russell 1000 Growth Index.....    -27.88%           -26.73%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Met/Putnam Voyager Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
                                                  ------- ------- -------
      Management Fees............................  0.80%   0.80%   0.80%
      Distribution and Service (12b-1) Fees......  0.00%   0.25%   0.15%
      Other Expenses.............................  0.27%   0.27%   0.27%
                                                  ------  ------  ------
      Total Annual Portfolio Operating Expenses..  1.07%   1.32%   1.22%
      Fee Waiver and/or Expense Reimbursement (1) (0.07%) (0.07%) (0.07%)
                                                  ------  ------  ------
      Net Operating Expenses (1).................  1.00%   1.25%   1.15%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $333        $583     $1,299
               Class B   $127      $411        $717     $1,584
               Class E   $117      $380        $664     $1,471

Met/Putnam Voyager Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and forward, futures and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                                   Met/Putnam Voyager Portfolio



  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion for retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's Large Cap Growth team, with Mr. Brian O'Toole as Managing Director and Chief Investment Officer. In this role, he heads the team managing global and U.S. large-cap growth equity portfolios for both institutional and mutual fund investors. Mr. O'Toole is also the portfolio leader for other Putnam funds. Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. Before joining Putnam, Mr. O'Toole was the Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management from 1998-2002, and a Senior Portfolio Manager at The Northern Trust Company from 1994 to 1998.

Tony H. Elavia and Eric M. Wetlaufer are also members of Putnam's Large Cap Growth team. Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998). Mr. Wetlaufer joined Putnam in


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.


Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Met/Putnam Voyager Portfolio


1997 and has 16 years of investment experience. He co-leads the teams responsible for managing mid-cap growth equity institutional portfolios.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $500 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.80% of the Portfolio's average daily net assets.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%  -26.1%


During the period shown above, the highest quarterly return was 19.47% for the fourth quarter of 1998, and the lowest quarterly return was -17.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......    -26.13%        -2.67%          7.28%
           Class B*.....    -26.28%        -2.92%          7.03%
           Class E*.....    -26.21%        -2.82%          7.13%
           S&P 500 Index    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                               State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.49%   0.49%   0.49%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.54%   0.79%   0.69%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.52% for Class A shares, 0.77% for Class B shares and 0.67% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $55       $173        $302      $677
               Class B   $81       $252        $439      $978
               Class E   $70       $221        $384      $859

State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                               State Street Research Investment Trust Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Investment Trust Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since its inception. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since its inception, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio's average daily net assets.

State Street Research Large Cap Value Portfolio


Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio's net assets in a portfolio of large capitalization stocks, which may include common and preferred stocks, convertible securities and warrants. You will receive 60 days' prior notice if this 80% minimum is going to change. State Street Research considers large capitalization companies to be those with market capitalizations at the time of investment within the range of companies included in the Russell 1000 Index or a similar index. A stock will continue to be considered a large capitalization company if the company has moved outside this range and the Portfolio may continue to hold the stock if State Street Research believes the stock remains an attractive investment. As of June 30, 2002, the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion. In the future, State Street Research may define large capitalization companies using a different index or classification system. The Portfolio may also invest up to 20% of its net assets in stocks of companies which are not large capitalization companies. This 20% may also include other securities, such as bonds and growth stocks. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among stocks, State Street Research uses a value approach and invests primarily in those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

State Street Research Large Cap Value Portfolio


  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                State Street Research Large Cap Value Portfolio


Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, it does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None

Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
                                                    ------- ------- -------
     Management Fees...............................  0.70%   0.70%   0.70%
     Distribution and Service (12b-1) Fees.........  0.00%   0.25%   0.15%
     Other Expenses................................  1.63%   1.63%   1.63%
                                                    ------  ------  ------
     Total Annual Portfolio Operating Expenses.....  2.33%   2.58%   2.48%
     Fee Waiver and/or Expense Reimbursement (1)(2) (1.38%) (1.38%) (1.38%)
                                                    ------  ------  ------
     Net Operating Expenses (1)....................  0.95%   1.20%   1.10%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

State Street Research Large Cap Value Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 97      $595       $1,120    $2,559
               Class B   $122      $671       $1,246    $2,812
               Class E   $112      $641       $1,196    $2,712

                                State Street Research Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Large Cap Value Portfolio



  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                State Street Research Large Cap Value Portfolio


When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Peter A. Zuger is the lead portfolio manager of the Portfolio and Anthony F. Forcione is a portfolio manager of the Portfolio. Mr. Zuger has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Zuger, a managing director, joined State Street Research in 1998 and has worked as an investment professional since 1976. Mr. Forcione has assisted with the management of the Portfolio since its inception and became a portfolio manager of the Portfolio in May 2003. Mr. Forcione, a vice president, joined State Street Research in 1992 and has worked as an investment professional since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio's average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.70% of the Portfolio's average daily net assets.

State Street Research Large Cap Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by State Street Research for Class S shares of State Street Research Large-Cap Value Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. Both State Street Research Large-Cap Value Fund and the Portfolio were managed by Peter A. Zuger for the periods shown. In 2003, Mr. Zuger became the lead portfolio manager, and Anthony F. Forcione became a portfolio manager, of both State Street Research Large-Cap Value Fund and the Portfolio. See further information about Mr. Forcione under "Portfolio Management" above. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of State Street Research Large-Cap Value Fund shown below. The exclusion of any other class of the State Street Research Large-Cap Value Fund and of other accounts managed by State Street Research with substantially similar investment policies does not render the performance shown below misleading. The performance of State Street Research Large-Cap Value Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                          State Street
                                            Research
                                            Large-Cap
                                              Value       S&P 500  Russell 1000
                                         Fund--Class S/1/ Index/2/ Value Index/2/
                                         ---------------  -------  -------------
Total Return for the Year Ended
  December 31, 2002.....................     -23.05%      -22.09%     -15.52%
Average Annual Total Return For the
  Past Three Years Ended December 31,
  2002..................................     -3.68%       -14.54%     -5.14%
Average Annual Total Return Since
  November 1, 1998......................     -2.12%       -3.90%      -0.20%

/1/ As of December 31, 2002, State Street Research Large-Cap Value Fund had assets of $103.5 million. The total returns were calculated using the actual fees and expenses of such fund. Had the Portfolio's estimated fees and expenses been used (whether before or after the estimated expense reimbursement), the performance figures would have been lower. The performance shown for the State Street Research Large-Cap Value Fund, which commenced operations in 1986, are for periods since November 1, 1998, when investment strategies substantially similar to those of the Portfolio were adopted.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. The Russell 1000 Value Index is an unmanaged index of common stocks of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index represents the largest 1000 U.S. companies.

                            Zenith Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund, rather than in a portfolio of securities. MetLife Advisers invests the Portfolio's assets equally among the Capital Guardian U.S. Equity Portfolio, Jennison Growth Portfolio and FI Structured Equity Portfolio (together, the "Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Zenith Equity will invest at least 80% of its assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. Each Underlying Portfolio has a different subadviser that will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.

The Portfolio pays its share of each Underlying Portfolio's expenses, as well as the Portfolio's own expenses. This may result in certain duplications of expenses.

Investment Objectives of the Underlying Portfolios

Capital Guardian U.S. Equity Portfolio: long-term growth of capital.

Jennison Growth Portfolio: long-term growth of capital.

FI Structured Equity Portfolio: long-term growth of capital.

For further information about the Underlying Portfolios, including those Portfolios' principal investment strategies and risks, please see the sections of this Prospectus pertaining to each Underlying Portfolio.

Zenith Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its investment objective and policies to invest in the Underlying Portfolios rather than in a portfolio of securities. On that date, Capital Growth Management Limited Partnership ("CGM") ceased to be subadviser but MetLife Advisers remained as investment adviser. The performance information set forth below reflects results prior to these changes. CGM was the adviser to the Portfolio from the Portfolio's inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Portfolio and MetLife Advisers was the adviser.

                                    [CHART]

1993    1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  ------ -----  -----  -----  -----  -----  -----  -------  ------
15.0%  -7.1%  38.0%  21.1%  23.5%  34.1%  15.7%  -4.7%  -16.4%   -22.0%


During the period shown above, the highest quarterly return was 28.53% for the fourth quarter of 1998, and the lowest quarterly return was -19.84% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                         Past One Year Past Five Years Past Ten Years
                                         ------------- --------------- --------------
Class A.................................     -21.94%        -0.72%          7.84%
Class B*................................         N/A           N/A            N/A
Class E*................................         N/A           N/A            N/A
S&P 500 Index...........................     -22.09%        -0.58%          9.34%

--------
* No Class B or Class E shares of the Portfolio were outstanding as of December 31, 2002.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

                                                        Zenith Equity Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                            Class A Class B Class E
                                                            ------- ------- -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)......................  None    None    None

Maximum Deferred Sales Charge (as a percentage
  of purchase price or redemption price whichever is lower)  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees(1)..........................  0.68%   0.68%   0.68%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.07%   0.07%   0.07%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.75%   1.00%   0.90%

--------
(1) The Total Annual Operating Expenses have been restated to reflect current fees and expenses. These expenses reflect the expenses of both the Portfolio and the Underlying Portfolios. Effective May 1, 2002, the Portfolio does not directly pay a management fee, but indirectly pays a management fee through its investment in the Underlying Portfolios.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example reflects the expenses of both the Portfolio and the Underlying Portfolios.

Although your actual costs may be higher or lower, based on the assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 77      $242        $425     $  967
               Class B   $103      $323        $566     $1,289
               Class E   $ 92      $291        $510     $1,160

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio directly without a subadviser. As of December 31, 2002, MetLife Advisers managed approximately $15.6 billion in assets. MetLife Advisers' address is 501 Boylston Street, Boston, Massachusetts 02116.

For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio's average daily net assets. Effective May 1, 2002, the Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investment in the Underlying Portfolios.

                      FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days' prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, FMR generally defines medium market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

  Investment Selection

The Portfolio is not constrained by any particular investment style. At any given time, the Portfolio may tend to buy either "growth" stocks or "value" stocks, or a combination of both. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and company management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of mid cap stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                             FI Mid Cap Opportunities Portfolio



Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.80%   0.80%   0.80%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  3.62%   3.62%   3.62%
                                                   ------  ------  ------
Total Annual Portfolio Operating Expenses.........  4.42%   4.67%   4.57%
Fee Waiver and/or Expense Reimbursement(1)(2)..... (3.37%) (3.37%) (3.37%)
                                                   ------  ------  ------
Net Operating Expenses(1).........................  1.05%   1.30%   1.20%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $107     $1,031      $1,966    $4,352
Class B.......................   $132     $1,104      $2,082    $4,556
Class E.......................   $122     $1,075      $2,036    $4,475

FI Mid Cap Opportunities Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                             FI Mid Cap Opportunities Portfolio



  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of the Portfolio. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.80% of the Portfolio's average daily net assets.

                    Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests the Portfolio's assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2002, this capitalization range was $1.3 billion to $7.8 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         Harris Oakmark Focused Value Portfolio


Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Focused Value Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----
-0.3%  30.4%  17.6%  17.4%  -5.5%  0.3%   20.5%  27.8%  -8.8%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................     -8.83%         5.88%             10.98%
Class B*......................     -9.06%         5.63%             10.73%
Class E*......................     -8.98%         5.73%             10.83%
Russell Midcap Index..........    -16.19%         2.19%             9.98%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

                                         Harris Oakmark Focused Value Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.75%   0.75%   0.75%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.07%   0.07%   0.07%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.82%   1.07%   0.97%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 84      $262        $455     $1,014
               Class B   $109      $340        $590     $1,306
               Class E   $ 99      $309        $536     $1,190

Harris Oakmark Focused Value Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         Harris Oakmark Focused Value Portfolio



Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris manages approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Harris Oakmark Focused Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The exclusion of any other class of The Oakmark Select Fund and of other accounts managed by Harris with substantially similar investment policies does not render the performance shown below misleading. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                       The Oakmark Select    Russell
                                         Fund--Class I    Midcap Index/1/
                                       ------------------ --------------
       Total Return for the Year Ended
         December 31, 2002............       -12.47%          -16.19%
       Average Annual Total Return
         For the Past Five Years Ended
         December 31, 2002............        13.05%            2.19%
       Average Annual Total Return
         From Inception of The
         Oakmark Select Fund
         (November 1, 1996) to
         December 31, 2002............        21.18%            6.91%

/1/ The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with capitalizations between approximately $1.3 billion and $10.8 billion.

The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Janus Mid Cap Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                        Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998    1999    2000    2001    2002
-----  ------  ------  ------  ------
37.2%  122.9%  -31.2%  -37.3%  -29.0%


During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years    (March 1, 1997)
                               ------------- --------------- ---------------------
Class A.......................    -28.98%        -1.31%              3.20%
Class B*......................    -29.17%        -1.56%              2.95%
Class E*......................    -23.05%        -1.46%              3.05%
S&P MidCap 400 Index..........    -14.52%         6.41%             10.10%
Russell Midcap Growth Index**.    -27.41%        -1.82%              1.56%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the Russell
   Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio's subadviser believes that the Russell Midcap Growth Index better reflects the universe of mid cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.69%   0.69%   0.69%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.06%   0.06%   0.06%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....  0.75%   1.00%   0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 77      $240        $417     $  930
Class B.......................   $102      $318        $552     $1,225
Class E.......................   $ 92      $287        $498     $1,108

                                                        Janus Mid Cap Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

                                                        Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2002, Janus managed approximately $138 billion in assets. Janus is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

Jonathan D. Coleman, Executive Vice President, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1995 as a research analyst.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                     MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's Mid Cap 400 Composite Stock Price Index ("S&P MidCap 400 Index"). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2002, the median stock market capitalization of companies in the S&P MidCap 400 Index was $1.5 billion. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P Mid Cap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P Mid Cap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P Mid Cap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of mid cap stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Mid Cap Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


 2001    2002
-----   ------
-1.2%   -14.9%



During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                               Life of the Portfolio
                                 Past One Year    (July 1, 2000)
                                 ------------- ---------------------
            Class A.............    -14.91%           -4.20%
            Class B*............    -15.11%           -4.45%
            Class E*............    -15.02%           -4.35%
            S&P MidCap 400 Index    -14.52%           -3.44%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                          MetLife Mid Cap Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.18%   0.18%   0.18%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $44       $138        $241      $542
               Class B   $69       $218        $379      $847
               Class E   $59       $186        $324      $726

MetLife Mid Cap Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                          MetLife Mid Cap Stock Index Portfolio

Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

               Neuberger Berman Partners Mid Cap Value Portfolio



Investment Objective

The investment objective of the Portfolio is capital growth.

Principal Investment Strategies

Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of mid capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Neuberger Berman defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with market capitalizations between approximately $1.3 billion and $10.8 billion. The Portfolio may invest in foreign securities.

  Stock Selection

Neuberger Berman looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

  . strong fundamentals, such as a company's financial, operational and competitive positions

  .  consistent cash flow

  .  a sound earnings record through all phases of the market cycle

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.
The Portfolio generally considers selling a stock when it reaches Neuberger Berman's target price, when it fails to perform as expected or when other opportunities appear more attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.
  . The risks associated with foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                              Neuberger Berman Partners Mid Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000    2001  2002
-----  -----  -----  -----
17.6%  28.3%  -2.5%  -9.6%



During the period shown above, the highest quarterly return was 16.29% for the second quarter of 1999, and the lowest quarterly return was -14.16% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                                        Past One Year  (November 1, 1998)
                                        ------------- ---------------------
     Class A...........................     -9.64%            8.93%
     Class B*..........................     -9.91%            8.68%
     Class E*..........................     -9.71%            8.78%
     S&P MidCap 400 Index..............    -14.52%            7.42%
     S&P MidCap 400/Barra Value Index**    -10.10%            7.41%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the S&P
   MidCap 400/Barra Value Index instead of the S&P MidCap 400 Index. The S&P MidCap 400/Barra Value Index more accurately describes the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                    Class A Class B Class E
                                                    ------- ------- -------
    Maximum Sales Charge Imposed on
      Purchases (as a percentage of offering price)  None    None    None
    Maximum Deferred Sales Charge (as a
      percentage of purchase price or redemption
      price, whichever is lower)...................  None    None    None

Neuberger Berman Partners Mid Cap Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.69%   0.69%   0.69%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.80%   1.05%   0.95%

--------
(1) Neuberger Berman directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.77% for Class A shares, 1.02% for Class B shares and 0.92% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

                              Neuberger Berman Partners Mid Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Neuberger Berman may use certain techniques, such as forward contracts, to manage these risks. However, Neuberger Berman cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Neuberger Berman Partners Mid Cap Value Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2002 of about $56.1 billion. Neuberger Berman is located at 605 Third Avenue, 2/nd/ Floor, New York, New York 10158-0180.

Andrew B. Wellington, Managing Director and Vice President of Neuberger Berman, has managed the Portfolio since May 2003, and served as Associate Manager of the Portfolio from 2001 to 2003. From 1996 to 2001, Mr. Wellington was a portfolio manager at another firm.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $100 million of the Portfolio's average daily net assets, 0.675% for the next $250 million, 0.65% for the next $500 million, 0.625% for the next $750 million, and 0.60% for amounts over $1.6 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

                 Franklin Templeton Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

Franklin Advisers, Inc. ("Franklin Templeton"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in the equity securities of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Franklin Templeton considers small capitalization companies to be those companies with market capitalizations not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase by the Portfolio. As of June 30, 2002, the highest market capitalization value in the Russell 2000 Index was $1.3 billion. A company continues to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio follows a practice of selectively selling investment positions so as to maintain a median market capitalization for its portfolio of approximately $1.5 billion or lower.

With respect to the Portfolio, equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

  Stock Selection

Franklin Templeton is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, Franklin Templeton chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets. Franklin Templeton relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors Franklin Templeton believes point to strong growth potential.

In choosing equity investments, Franklin Templeton also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Portfolio, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

Franklin Templeton Small Cap Growth Portfolio




Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

                                  Franklin Templeton Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

[CHART]

 2002
------
-27.8%

During the period shown above, the highest quarterly return was 21.30% for the fourth quarter of 2001, and the lowest quarterly return was -25.59% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                  Life of the Portfolio
                                    Past One Year     (May 1, 2001)
                                    ------------- ---------------------
Class A............................    -27.81%           -23.43%
Class B............................    -28.04%           -23.68%
Class E............................    -27.82%           -23.58%
Russell 2500 Growth Index..........    -29.09%           -20.30%
Russell 2000 Growth Index*.........    -30.26%           -21.71%

--------
* In the future, the Portfolio's performance will be compared to the Russell 2000 Growth Index instead of the Russell 2500 Growth Index. The Russell 2000 Growth Index better reflects the Portfolio's universe of small cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Franklin Templeton Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.61%   0.61%   0.61%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  1.51%   1.76%   1.66%
Fee Waiver and/or Expense Reimbursement (1)............ (0.36%) (0.36%) (0.36%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  1.15%   1.40%   1.30%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $117      $442        $790     $1,771
Class B............................   $143      $519        $920     $2,043
Class E............................   $132      $488        $868     $1,935

                                  Franklin Templeton Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, such as electronic technology or technology services, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Franklin Templeton Small Cap Growth Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Franklin Templeton.

Portfolio Management

Together, Franklin Templeton and its affiliates manage over $258 billion in assets. Franklin Templeton is located at One Franklin Parkway, San Mateo, California 94403-1906.

The team responsible for the Portfolio's management is made up of the following managers:

The Portfolio is managed by a team of investment professionals led by Edward B. Jamieson, Executive Vice President of Franklin Templeton. Mr. Jamieson joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since the Portfolio's inception. The other team members include Michael McCarthy, Vice President of Franklin Templeton, Aidan O'Connell, Portfolio Manager of Franklin Templeton and Christopher Gristani, CFA, Portfolio Manager of Franklin Templeton. Mr. McCarthy joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since the Portfolio's inception. Mr. O'Connell joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 1998. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist. Mr. Gristani joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 2001. Mr. Gristani was previously an analyst at the Securitizations Group at Duck Ventures, Inc.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                       Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Loomis Sayles Small Cap Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  -----  ------
28.9%  30.7%  24.9%  -1.7%  31.8%  5.2%  -8.8%  -21.6%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                        Past One Year Past Five Years     (May 2, 1994)
                        ------------- --------------- ---------------------
     Class A...........    -21.56%        -0.50%              8.22%
     Class B*..........    -21.81%        -0.75%              7.97%
     Class E**.........    -21.64%        -0.65%              8.07%
     Russell 2000 Index    -20.48%        -1.36%              6.42%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                              Loomis Sayles Small Cap Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
                                          ------- ------- -------
Management Fees..........................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
Other Expenses...........................  0.07%   0.07%   0.07%
                                           -----   -----   -----
Total Annual Portfolio Operating Expenses  0.97%   1.22%   1.12%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 99      $309        $536     $1,190
Class B............................   $124      $387        $670     $1,477
Class E............................   $114      $356        $617     $1,363

Loomis Sayles Small Cap Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's directors, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Portfolio may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

                                              Loomis Sayles Small Cap Portfolio

is based on the value of the individual securities it holds, the value of a Portfolio's investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's or ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing,


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Loomis Sayles Small Cap Portfolio


the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2002, Loomis Sayles managed approximately $54.8 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of the Portfolio. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Portfolio since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Portfolio since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                         Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1999   2000   2001   2002
-----  -----  ----  ------
22.7%  -3.8%  0.9%  -20.5%


During the period shown above, the highest quarterly return was 20.03% for the fourth quarter of 2001, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................    -20.48%           -0.03%
Class B*.....................................    -20.62%           -0.28%
Class E*.....................................    -20.58%           -0.18%
Russell 2000 Index...........................    -20.48%            1.66%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.24%   0.24%   0.24%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.49%   0.74%   0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.
  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                   Russell 2000 Index Portfolio


is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                    State Street Research Aurora Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio's total assets in small-cap stocks which in the opinion of State Street Research are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index or the S&P Small Cap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if State Street Research continues to believe that those shares are an attractive investment. The Portfolio's stock investments may include common and preferred stocks, convertible securities and warrants.

State Street Research may adjust the composition of the Portfolio's holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks, growth stocks, preferred stock, convertible bonds or warrants. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among small company stocks, State Street Research takes a value approach, searching for those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         State Street Research Aurora Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

State Street Research Aurora Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


2001    2002
-----  ------
16.0%  -21.3%


During the period shown above, the highest quarterly return was 21.60% for the fourth quarter of 2001, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year    (July 1, 2000)
                                              ------------- ---------------------
Class A......................................    -21.31%            4.81%
Class B*.....................................    -21.48%            4.56%
Class E*.....................................    -21.49%            4.66%
Russell 2000 Value Index.....................    -11.43%            6.55%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                         State Street Research Aurora Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.85%   0.85%   0.85%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.10%   0.10%   0.10%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.95%   1.20%   1.10%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 97      $303        $525     $1,166
Class B............................   $122      $381        $660     $1,455
Class E............................   $112      $350        $606     $1,340

State Street Research Aurora Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                         State Street Research Aurora Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Aurora Portfolio



  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Small-Cap Value Team has been responsible for the Portfolio's day-to-day management since May 2003. The portfolio management team includes John F. Burbank, Paul Haagensen and Caroline Evascu. Mr. Burbank has been responsible for the management of the Portfolio since its inception, and has been


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         State Street Research Aurora Portfolio

lead portfolio manager since April 2001. Mr. Burbank, a managing director, joined State Street Research in 1987. Mr. Haagensen, a senior vice president, joined State Street Research in 2002. During the past five years he has also served as portfolio manager and senior analyst at Putnam Investments. Ms. Evascu, a vice president, joined State Street Research in 2001. During the past five years she has also served as a vice president and senior analyst at SG Cowen Asset Management, and as a research associate at Donaldson, Lufkin & Jenrette.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.85% of the Portfolio's average daily net assets.

                      Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2002, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the MSCI EAFE Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

                                            Morgan Stanley EAFE Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                     [CHART]

1999    2000    2001    2002
-----  ------  ------  ------
24.9%  -14.5%  -21.7%  -16.6%


During the period shown above, the highest quarterly return was 16.19% for the fourth quarter of 1999, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    -16.63%           -6.57%
Class B*..........................................    -16.76%           -6.82%
Class E*..........................................    -16.65%           -6.72%
MSCI EAFE Index...................................    -15.94%           -5.61%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                            Morgan Stanley EAFE Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.30%   0.30%   0.30%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.49%   0.49%   0.49%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  0.79%   1.04%   0.94%
Fee Waiver and/or Expense Reimbursement (1)............ (0.04%) (0.04%) (0.04%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  0.75%   1.00%   0.90%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 77      $248        $435     $  974
Class B............................   $102      $327        $570     $1,267
Class E............................   $ 92      $296        $516     $1,151

Morgan Stanley EAFE Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                            Morgan Stanley EAFE Index Portfolio


defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                           Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

                                           Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                           Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                              Balanced Portfolio

Investment Objective

The investment objective of the Portfolio is long-term total return from a combination of capital appreciation and current income.

Principal Investment Strategies

Wellington Management Company, LLP ("Wellington Management"), subadviser to the Portfolio, invests the Portfolio's assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Portfolio invested in equity securities from 50% to 70% of the Portfolio's total assets and the fixed-income investments from 30% to 50% of the Portfolio's total assets. Wellington Management will invest the equity portion of the Portfolio primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Portfolio in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

  Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Portfolio's total assets in equity securities and 30% to 50% of the Portfolio's total assets in fixed-income securities. Wellington Management will divide the Portfolio's assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portion of the Portfolio using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                                             Balanced Portfolio


Wellington Management selects for the Portfolio stocks of issuers which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  .  a strong balance sheet;

  .  a high return on equity;

  .  sustainable or increasing dividends;

  .  a strong management team;

  .  a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the equity portion of the Portfolio and considers selling a stock when:

   . fundamentals deteriorate;

   . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Portfolio's fixed-income portion, which may consist of a variety of securities, including, but not limited to:

   . U.S. government bonds

   . mortgage-backed securities

   . asset-backed securities

   . Yankee Bonds

   . investment grade U.S. corporate bonds

   . high yield U.S. corporate bonds

   . foreign government and supranational bonds

   . emerging market debt.

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average duration and industry sector weightings. Under normal market conditions, the duration of the Portfolio's fixed-income portion will be within one year of the average duration of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the average duration of this Index was 3.75 years.

Wellington Management may invest up to 25% of the Portfolio's fixed-income portion in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" and "More About Investment Strategies and Risks" below.



Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Yankee Bonds are fixed-income securities issued by foreign companies in U.S. dollars.

Supranational bonds are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Balanced Portfolio



Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock or U.S. or foreign fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                             Balanced Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of three relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Wellington Management succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Loomis Sayles and Wellington Management.

                                    [CHART]

1995   1996   1997   1998  1999   2000   2001    2002
-----  -----  -----  ----  -----  -----  -----  ------
24.8%  16.9%  16.2%  9.1%  -5.1%  -1.9%  -4.5%  -13.5%


During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -9.88% for the second quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                      Life of the Portfolio
                                        Past One Year Past Five Years  (October 31, 1994)
                                        ------------- --------------- ---------------------
Class A................................    -13.54%        -3.45%              4.40%
Class B*...............................        N/A           N/A                N/A
Class E**..............................    -13.72%        -3.60%              4.25%
S&P 500 Index..........................    -22.09%        -0.58%              9.77%
Lehman Brothers Government/Credit
  Index................................     11.04%         7.62%              8.54%
Lehman Brothers Aggregate Bond Index***     10.25%         7.55%              8.49%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Lehman
    Brothers Aggregate Bond Index instead of the Lehman Brothers
    Government/Credit Index. The Portfolio's subadviser believes that the Lehman Brothers Aggregate Bond Index better reflects the universe of securities in which the Portfolio invests.

Balanced Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.70%   0.70%   0.70%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses(1).................................  0.15%   0.15%   0.15%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses(1)......  0.85%   1.10%   1.00%

--------
(1) Wellington Management directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.83% for Class A shares, 1.08% for Class B shares and 0.98% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 87      $271        $471     $1,049
Class B............................   $112      $350        $606     $1,340
Class E............................   $102      $318        $552     $1,225

                                                             Balanced Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Balanced Portfolio


as forward contracts or futures contracts, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                                             Balanced Portfolio



Portfolio Management

Wellington Management has been in the investment management business since 1928. As of December 31, 2002, the company managed approximately $302.9 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Portfolio and Thomas L. Pappas, CFA, manages the fixed-income portion of the Portfolio. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.675% for amounts over $200 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.70% of the Portfolio's average daily net assets.

                          MFS Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, normally invests at least 40%, but not more than 75%, of the Portfolio's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stock and bonds, warrants or rights convertible into stock. The Portfolio may also invest in depositary receipts for such equity securities. The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Portfolio focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). The Portfolio may invest in fixed-income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Portfolio normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, but the Portfolio may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Portfolio may invest up to 20% of its net assets in foreign securities.

  Investment Selection

Equity Securities. The Portfolio will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Portfolio. This means that securities are selected based upon MFS's assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-income Securities. In selecting fixed-income investments for the Portfolio, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                                     MFS Total Return Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign equity or fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Total Return Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Back Bay Advisors and MFS.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10.6%  -1.1%  31.3%  15.0%  26.6%  19.7%  10.0%  -3.4%  -3.8%  -5.4%


During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                    Past One Year Past Five Years Past Ten Years
                                    ------------- --------------- --------------
Class A............................     -5.37%         2.97%          9.24%
Class B*...........................     -5.62%         2.72%          8.99%
Class E**..........................        N/A           N/A            N/A
S&P 500 Index......................    -22.09%        -0.58%          9.34%
Lehman Brothers Government/Credit
  Index............................     11.04%         7.62%          7.61%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

                                                     MFS Total Return Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.50%   0.50%   0.50%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.16%   0.16%   0.16%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.66%   0.91%   0.81%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $67       $211        $368     $  822
Class B............................   $93       $290        $504     $1,120
Class E............................   $83       $259        $450     $1,002

MFS Total Return Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                     MFS Total Return Portfolio



Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers headed by David M. Calabro, a Senior Vice President of MFS. Mr. Calabro has been employed in the investment management area of MFS since 1992. He is also a manager of the equity portion of the Portfolio. The other managers of the Portfolio's equity portion are Constantinos G. Mokas, Lisa B. Nurme, Steven R. Gorham and Kenneth
J. Enright, who are all Senior Vice Presidents at MFS. Mr. Mokas has been employed in the investment management area of MFS since 1990; Ms. Nurme, since 1987; Mr. Gorham, since 2002; and Mr. Enright, since 1986.

Michael W. Roberge, a Senior Vice President of MFS, is the manager of the fixed-income portion of the Portfolio. Mr. Roberge has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                 Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                 Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                 Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

State Street Research Bond Income Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                    State Street Research Bond Income Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                    State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

State Street Research Bond Income Portfolio


Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

                                    State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                   State Street Research Money Market Portfolio



   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

                                   State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                   State Street Research Money Market Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio except Zenith Equity Portfolio pays MetLife Advisers an investment advisory fee. For each Portfolio other than Zenith Equity Portfolio, MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company, the Qualified Plan or Zenith Equity Portfolio. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Alger Equity Growth Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $  20.74  $  25.06  $  29.34  $  25.11  $  17.62
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss)............................     0.01      0.00      0.03     (0.01)     0.04
Net realized and unrealized gain (loss) on investments..    (6.89)    (2.91)    (3.99)     8.34      8.37
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................    (6.88)    (2.91)    (3.96)     8.33      8.41
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................     0.00     (0.07)    (0.09)     0.00     (0.04)
Distributions from net realized capital gains...........     0.00     (1.34)     0.00     (0.01)     0.00
Distributions in excess of net realized capital gains...     0.00      0.00     (0.23)    (4.09)    (0.88)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................     0.00     (1.41)    (0.32)    (4.10)    (0.92)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $  13.86  $  20.74  $  25.06  $  29.34  $  25.11
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................    (33.2)    (12.0)    (13.7)     34.1      47.8
Ratio of operating expenses to average net assets (%)...     0.79      0.84      0.79      0.80      0.83
Ratio of net investment income to average net assets (%)     0.05      0.00      0.23     (0.03)     0.19
Portfolio turnover rate (%).............................      243        88        88       128       119
Net assets, end of period (000)......................... $449,676  $788,097  $968,357  $841,053  $410,726

                                                                    Class B                Class E
                                                                ---------------- -----------------------
                                                                July 30, 2002(a)     Year     May 1, 2001(a)
                                                                    through         Ended        through
                                                                  December 31,   December 31,  December 31,
                                                                      2002           2002          2001
                                                                ---------------- ------------ --------------
Net Asset Value, Beginning of Period...........................      $14.64        $ 20.64        $23.50
                                                                     ------        -------        ------
Income From Investment Operations
Net investment income (loss)...................................       (0.01)         (0.01)         0.00
Net realized and unrealized gain (loss) on investments.........       (0.98)         (6.85)        (2.86)
                                                                     ------        -------        ------
    Total from investment operations...........................       (0.99)         (6.86)        (2.86)
                                                                     ------        -------        ------
Net Asset Value, End of Period.................................      $13.65        $ 13.78        $20.64
                                                                     ======        =======        ======
Total Return (%)...............................................        (6.8)(b)      (33.2)        (12.2)(b)
Ratio of operating expenses to average net assets (%)..........        1.04 (c)       0.94          0.99 (c)
Ratio of net investment income (loss) to average net assets (%)       (0.24)(c)      (0.06)         0.00 (c)
Portfolio turnover rate (%)....................................         243 (c)        243            88 (c)
Net assets, end of period (000)................................      $    1        $15,218        $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Capital Guardian U.S. Equity Portfolio

                                                                                      Class A         Class B
                                                                                   --------------  --------------
                                                                                   May 1, 2002(a)  May 1, 2002(a)
                                                                                      through         through
                                                                                    December 31,    December 31,
                                                                                        2002            2002
                                                                                   --------------  --------------
Net Asset Value, Beginning of Period..............................................    $  10.00         $10.00
                                                                                      --------         ------
Income From Investment Operations
Net investment income.............................................................        0.05           0.02
Net realized and unrealized gain (loss) on investments............................       (2.15)         (2.13)
                                                                                      --------         ------
    Total from investment operations..............................................       (2.10)         (2.11)
                                                                                      --------         ------
Net Asset Value, End of Period....................................................    $   7.90         $ 7.89
                                                                                      ========         ======
Total Return (%)..................................................................       (21.0)(b)      (21.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)       0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.60 (c)       0.85 (c)
Ratio of net investment income to average net assets (%)..........................        0.88 (c)       0.63 (c)
Portfolio turnover rate (%).......................................................          30 (c)         30 (c)
Net assets, end of period (000)...................................................    $309,078         $9,157

--------

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        FI Structured Equity Portfolio

                                                                                      Class A
                                                                 ------------------------------------------------
                                                                              Year Ended December 31,
                                                                 ------------------------------------------------
                                                                   2002      2001      2000      1999      1998
                                                                 --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period............................ $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98
                                                                 --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...........................................     1.53      1.06      1.16      1.78      1.30
Net realized and unrealized gain (loss) on investments..........   (31.88)   (26.45)   (11.28)    17.51     42.44
                                                                 --------  --------  --------  --------  --------
    Total from investment operations............................   (30.35)   (25.39)   (10.12)    19.29     43.74
                                                                 --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income........................    (1.27)    (1.49)     0.00     (1.78)    (1.31)
Distributions from net realized capital gains...................     0.00      0.00     (4.98)   (27.36)   (14.07)
                                                                 --------  --------  --------  --------  --------
    Total distributions.........................................    (1.27)    (1.49)    (4.98)   (29.14)   (15.38)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $ 124.89  $ 156.51  $ 183.39  $ 198.49  $ 208.34
                                                                 ========  ========  ========  ========  ========
Total Return (%)................................................    (19.5)    (13.9)     (5.2)      9.4      24.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.72      0.78      0.73      0.74      0.78
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.71      0.74      0.70        --        --
Ratio of net investment income to average net assets (%)........     1.30      0.60      0.61      0.94      0.80
Portfolio turnover rate (%).....................................      142       154       138       115       100
Net assets, end of period (000)................................. $491,124  $298,982  $388,127  $417,540  $281,557

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)     Year     May 1, 2001(a)
                                                  through         Ended        through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........     $125.90        $156.28       $177.17
                                                  -------        -------       -------
Income From Investment Operations
Net investment income........................        0.18           1.35          0.14
Net realized and unrealized gain (loss) on
 investments.................................       (1.61)        (31.80)       (21.03)
                                                  -------        -------       -------
    Total from investment operations.........       (1.43)        (30.45)       (20.89)
                                                  -------        -------       -------
Less Distributions
Distributions from net investment income.....        0.00          (1.17)         0.00
                                                  -------        -------       -------
    Total distributions......................        0.00          (1.17)         0.00
                                                  -------        -------       -------
Net Asset Value, End of Period...............     $124.47        $124.66       $156.28
                                                  =======        =======       =======
Total Return (%).............................        (1.1)(b)      (19.6)        (11.8)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........        0.97 (c)       0.87          0.93 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        0.96 (c)       0.86          0.89 (c)
Ratio of net investment income to average
 net assets (%)..............................        1.36 (c)       1.15          0.61 (c)
Portfolio turnover rate (%)..................         142 (c)        142           154 (c)
Net assets, end of period (000)..............     $     6        $ 5,619       $ 1,527

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   Harris Oakmark Large Cap Value Portfolio

                                                                                  Class A
                                                         -----------------------------------------------------
                                                                                               November 9, 1998(a)
                                                                Year Ended December 31,              through
                                                         ------------------------------------     December 31,
                                                           2002      2001      2000     1999          1998
                                                         --------  --------  -------  -------  -------------------
Net Asset Value, Beginning of Period.................... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                                         --------  --------  -------  -------        ------
Income From Investment Operations
Net investment income...................................     0.06      0.08     0.13     0.10          0.03
Net realized and unrealized gain (loss) on investments..    (1.66)     1.72     0.97    (0.78)        (0.30)
                                                         --------  --------  -------  -------        ------
    Total from investment operations....................    (1.60)     1.80     1.10    (0.68)        (0.27)
                                                         --------  --------  -------  -------        ------
Less Distributions
Distributions from net investment income................    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
Distributions from net realized capital gains...........    (0.16)     0.00    (0.10)   (0.01)         0.00
Tax return of capital...................................    (0.10)     0.00     0.00     0.00          0.00
                                                         --------  --------  -------  -------        ------
    Total distributions.................................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                                         --------  --------  -------  -------        ------
Net Asset Value, End of Period.......................... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                                         ========  ========  =======  =======        ======
Total Return (%)........................................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average net assets (%)     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............................       30        33       82       17            16 (c)
Net assets, end of period (000)......................... $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)..........................       --        --       --     1.15          1.79 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)     Year     May 1, 2001(a)
                                                                     through         Ended        through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 9.96        $ 11.55        $11.00
                                                                      ------        -------        ------
Income From Investment Operations
Net investment income...........................................        0.01           0.09          0.00
Net realized and unrealized gain (loss) on investments..........       (0.38)         (1.71)         0.55
                                                                      ------        -------        ------
    Total from investment operations............................       (0.37)         (1.62)         0.55
                                                                      ------        -------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.08)         0.00
Distributions from net realized capital gains...................        0.00          (0.16)         0.00
Tax return of capital...........................................        0.00          (0.10)         0.00
                                                                      ------        -------        ------
    Total distributions.........................................        0.00          (0.34)         0.00
                                                                      ------        -------        ------
Net Asset Value, End of Period..................................      $ 9.59        $  9.59        $11.55
                                                                      ======        =======        ======
Total Return (%)................................................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average net assets (%)........        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%).....................................          30 (c)         30            33 (c)
Net assets, end of period (000).................................      $    9        $24,936        $  185

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                           Jennison Growth Portfolio

                                                                                      Class A         Class B
                                                                                   --------------  --------------
                                                                                   May 1, 2002(a)  May 1, 2002(a)
                                                                                      through         through
                                                                                    December 31,    December 31,
                                                                                        2002            2002
                                                                                   --------------  --------------
Net Asset Value, Beginning of Period..............................................    $  10.00        $ 10.00
                                                                                      --------        -------
Income From Investment Operations
Net investment income.............................................................        0.02           0.00
Net realized and unrealized gain (loss) on investments............................       (2.31)         (2.30)
                                                                                      --------        -------
    Total from investment operations..............................................       (2.29)         (2.30)
                                                                                      --------        -------
Net Asset Value, End of Period....................................................    $   7.71        $  7.70
                                                                                      ========        =======
Total Return (%)..................................................................       (22.9)(b)      (23.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)       0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.68 (c)       0.93 (c)
Ratio of net investment income to average net assets (%)..........................        0.31 (c)       0.06 (c)
Portfolio turnover rate (%).......................................................          82 (c)         82 (c)
Net assets, end of period (000)...................................................    $283,320        $57,259

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Investors Trust Portfolio

                                                                               Class A
                                                             ----------------------------------------
                                                                                        April 30, 1999(a)
                                                              Year Ended December 31,        through
                                                             -------------------------    December 31,
                                                               2002     2001     2000         1999
                                                             -------  -------  -------  -----------------
Net Asset Value, Beginning of Period........................ $  8.57  $ 10.23  $ 10.26       $10.00
                                                             -------  -------  -------       ------
Income From Investment Operations
Net investment income.......................................    0.05     0.05     0.04         0.02
Net realized and unrealized gain (loss) on investments......   (1.78)   (1.67)   (0.06)        0.26
                                                             -------  -------  -------       ------
    Total from investment operations........................   (1.73)   (1.62)   (0.02)        0.28
                                                             -------  -------  -------       ------
Less Distributions
Distributions from net investment income....................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
    Total distributions.....................................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
Net Asset Value, End of Period.............................. $  6.81  $  8.57  $ 10.23       $10.26
                                                             =======  =======  =======       ======
Total Return (%)............................................   (20.2)   (15.9)    (0.2)         2.9 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    0.90     0.90     0.90         0.90 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    0.88       --       --           --
Ratio of net investment income to average net assets (%)....    0.62     0.58     0.51         0.45 (c)
Portfolio turnover rate (%).................................      63       86       68           60 (c)
Net assets, end of period (000)............................. $20,618  $24,506  $18,422       $6,841
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................    1.34     1.37     1.57         2.03 (c)

                                                                Class B               Class E
                                                             -------------- -----------------------
                                                             May 1, 2002(a)              May 1, 2001(a)
                                                                through      Year Ended     through
                                                              December 31,  December 31,  December 31,
                                                                  2002          2002          2001
                                                             -------------- ------------ --------------
Net Asset Value, Beginning of Period........................    $  8.13        $ 8.57        $ 9.56
                                                                -------        ------        ------
Income From Investment Operations
Net investment income.......................................       0.01          0.04          0.01
Net realized and unrealized gain (loss) on investments......      (1.34)        (1.77)        (1.00)
                                                                -------        ------        ------
    Total from investment operations........................      (1.33)        (1.73)        (0.99)
                                                                -------        ------        ------
Less Distributions
Distributions from net investment income....................       0.00         (0.03)         0.00
                                                                -------        ------        ------
    Total distributions.....................................       0.00         (0.03)         0.00
                                                                -------        ------        ------
Net Asset Value, End of Period..............................    $  6.80        $ 6.81        $ 8.57
                                                                =======        ======        ======
Total Return (%)............................................      (16.4)(b)     (20.2)        (10.4)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................       1.15 (c)      1.05          1.05 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................       1.13 (c)      1.03            --
Ratio of net investment income to average net assets (%)....       0.55 (c)      0.55          0.26 (c)
Portfolio turnover rate (%).................................         63 (c)        63            86 (c)
Net assets, end of period (000).............................    $12,365        $4,436        $  730
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       1.59 (c)      1.49          1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        MFS Research Managers Portfolio

                                                    Class A                              Class E
                                  ----------------------------------------     -----------------------
                                                             April 30, 1999(a)              May 1, 2001(a)
                                   Year Ended December 31,        through       Year Ended     through
                                  -------------------------    December 31,    December 31,  December 31,
                                    2002     2001     2000         1999            2002          2001
                                  -------  -------  -------  ----------------- ------------ --------------
Net Asset Value, Beginning of
 Period.......................... $  9.04  $ 11.54  $ 11.98       $10.00          $ 9.01        $10.52
                                  -------  -------  -------       ------          ------        ------
Income From Investment
 Operations
Net investment income............    0.05     0.01     0.02         0.00            0.03          0.02
Net realized and unrealized gain
 (loss) on investments...........   (2.23)   (2.42)   (0.45)        1.98           (2.21)        (1.53)
                                  -------  -------  -------       ------          ------        ------
    Total from investment
     operations..................   (2.18)   (2.41)   (0.43)        1.98           (2.18)        (1.51)
                                  -------  -------  -------       ------          ------        ------
Less Distributions
Distributions from net investment
 income..........................   (0.01)    0.00    (0.01)        0.00           (0.01)         0.00
Distributions from net realized
 gains...........................    0.00    (0.09)    0.00         0.00            0.00          0.00
                                  -------  -------  -------       ------          ------        ------
    Total distributions..........   (0.01)   (0.09)   (0.01)        0.00           (0.01)         0.00
                                  -------  -------  -------       ------          ------        ------
Net Asset Value, End of Period... $  6.85  $  9.04  $ 11.54       $11.98          $ 6.82        $ 9.01
                                  =======  =======  =======       ======          ======        ======
Total Return (%).................   (24.1)   (21.0)    (3.6)        19.8 (b)       (24.2)        (14.4)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........    0.90     0.90     0.90         0.90 (c)        1.05          1.05 (c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............    0.83     0.90     0.90           --            0.98          1.05 (c)
Ratio of net investment income to
 average net assets (%)..........    0.58     0.14     0.09        (0.06)(c)        0.57          0.08 (c)
Portfolio turnover rate (%)......     112       98       83           84 (c)         112            98 (c)
Net assets, end of period (000).. $27,483  $42,191  $53,910       $6,872          $2,067        $  377
The Ratios of operating expenses
 to average net assets without
 giving effect to the contractual
 expense agreement would have
 been (%)........................    1.14     1.06     1.25         2.03 (c)        1.29          1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Met/Putnam Voyager Portfolio

                                                               Class A                 Class B
                                                   ----------------------------     --------------
                                                      Year Ended     May 1, 2000(a) May 1, 2002(a)
                                                     December 31,       through        through
                                                   ----------------   December 31,   December 31,
                                                     2002     2001        2000           2002
                                                   -------  -------  -------------- --------------
Net Asset Value, Beginning of Period.............. $  5.05  $  7.29     $ 10.00         $ 4.39
                                                   -------  -------     -------         ------
Income From Investment Operations
Net investment income (loss)......................    0.00    (0.01)      (0.01)          0.00
Net realized and unrealized gain (loss) on
 investments......................................   (1.46)   (2.23)      (2.70)         (0.82)
                                                   -------  -------     -------         ------
    Total from investment operations..............   (1.46)   (2.24)      (2.71)         (0.82)
                                                   -------  -------     -------         ------
Net Asset Value, End of Period.................... $  3.59  $  5.05     $  7.29         $ 3.57
                                                   =======  =======     =======         ======
Total Return (%)..................................   (28.9)   (30.8)      (27.1)(b)      (18.7)(b)
Ratio of operating expenses to average net assets
 (%)..............................................    1.00     1.00        1.00 (c)       1.25 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................    0.00    (0.25)      (0.23)(c)      (0.25)(c)
Portfolio turnover rate (%).......................      60       77          70 (c)         60 (c)
Net assets, end of period (000)................... $41,866  $54,626     $36,932         $  0.8
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............    1.07     1.12        1.39 (c)       1.32 (c)

                                                              Class E
                                                    -----------------------
                                                                 May 1, 2001(a)
                                                     Year Ended     through
                                                    December 31,  December 31,
                                                        2002          2001
                                                    ------------ --------------
 Net Asset Value, Beginning of Period..............    $ 5.04        $ 6.14
                                                       ------        ------
 Income From Investment Operations
 Net investment income (loss)......................      0.00         (0.01)
 Net realized and unrealized gain (loss) on
  investments......................................     (1.46)        (1.09)
                                                       ------        ------
     Total from investment operations..............     (1.46)        (1.10)
                                                       ------        ------
 Net Asset Value, End of Period....................    $ 3.58        $ 5.04
                                                       ======        ======
 Total Return (%)..................................     (29.0)        (17.9)(b)
 Ratio of operating expenses to average net assets
  (%)..............................................      1.15          1.15 (c)
 Ratio of net investment income (loss) to average
  net assets (%)...................................     (0.06)        (0.35)(c)
 Portfolio turnover rate (%).......................        60            77 (c)
 Net assets, end of period (000)...................    $4,462        $1,036
 The Ratios of operating expenses to average net
  assets without giving effect to the voluntary
  expense agreement would have been (%)............      1.22          1.27 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Investment Trust Portfolio

                                                                                   Class A
                                                         ----------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ----------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................       0.19        0.18        0.19        0.23        0.36
Net realized and unrealized gain (loss) on investments..      (6.96)      (6.00)      (2.55)       6.38        8.52
                                                         ----------  ----------  ----------  ----------  ----------
    Total from investment operations....................      (6.77)      (5.82)      (2.36)       6.61        8.88
                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................      (0.12)      (0.25)       0.00       (0.24)      (0.36)
Distributions from net realized capital gains...........       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                                         ----------  ----------  ----------  ----------  ----------
    Total distributions.................................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.......................... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%)........................................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.52        0.50        0.49          --          --
Ratio of net investment income to average net assets (%)       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%).............................         79         101          86          83          74
Net assets, end of period (000)......................... $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............    $25.80        $29.14        $25.89        $29.23
                                                     ------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.12          0.02          0.16          0.01
Net realized and unrealized gain (loss) on
 investments.....................................     (6.87)        (3.36)        (6.92)        (3.35)
                                                     ------        ------        ------        ------
    Total from investment operations.............     (6.75)        (3.34)        (6.76)        (3.34)
                                                     ------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.12)         0.00         (0.12)         0.00
Distributions from net realized capital gains....      0.00          0.00          0.00          0.00
                                                     ------        ------        ------        ------
    Total distributions..........................     (0.12)         0.00         (0.12)         0.00
                                                     ------        ------        ------        ------
Net Asset Value, End of Period...................    $18.93        $25.80        $19.01        $25.89
                                                     ======        ======        ======        ======
Total Return (%).................................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)......................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..................    $6,486        $2,849        $7,575        $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                State Street Research Large Cap Value Portfolio

                                                                  Class A         Class B         Class E
                                                               -------------- ---------------- --------------
                                                               May 1, 2002(a) July 30, 2002(a) May 1, 2002(a)
                                                                  through         through         through
                                                                December 31,    December 31,    December 31,
                                                                    2002            2002            2002
                                                               -------------- ---------------- --------------
Net Asset Value, Beginning of Period..........................     $10.00          $ 8.30          $10.00
                                                                   ------          ------          ------
Income From Investment Operations
Net investment income.........................................       0.06            0.03            0.04
Net realized and unrealized gain (loss) on investments........      (2.06)          (0.36)          (2.04)
                                                                   ------          ------          ------
    Total from investment operations..........................      (2.00)          (0.33)          (2.00)
                                                                   ------          ------          ------
Less Distributions
Distributions from net investment income......................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
    Total distributions.......................................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
Net Asset Value, End of Period................................     $ 7.95          $ 7.95          $ 7.95
                                                                   ======          ======          ======
Total Return (%)..............................................      (20.0)(b)        (4.0)(b)       (20.0)(b)
Ratio of operating expenses to average net assets (%).........       0.85 (c)        1.10 (c)        1.00 (c)
Ratio of net investment income to average net assets (%)......       1.18 (c)        0.93 (c)        1.03 (c)
Portfolio turnover rate (%)...................................         84 (c)          84 (c)          84 (c)
Net assets, end of period (000)...............................     $4,642          $    1          $4,911
The Ratios of operating expenses to average net assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................       2.33            2.58            2.48

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                            Zenith Equity Portfolio

                                                                          Year Ended December 31,
                                                         --------------------------------------------------------
                                                           2002       2001        2000        1999        1998
                                                         --------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year...................... $ 338.82  $   411.89  $   434.74  $   468.03  $   399.60
                                                         --------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................     0.79        1.37        5.85        3.35        5.29
Net realized and unrealized gain (loss) on investments..   (75.01)     (68.85)     (26.21)      68.25      130.40
                                                         --------  ----------  ----------  ----------  ----------
    Total from investment operations....................   (74.22)     (67.48)     (20.36)      71.60      135.69
                                                         --------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................    (1.06)      (5.59)      (0.13)      (3.33)      (5.31)
Distributions from net realized capital gains...........     0.00        0.00       (2.36)    (101.18)     (61.73)
Distributions in excess of net realized capital gains...     0.00        0.00        0.00       (0.38)      (0.22)
                                                         --------  ----------  ----------  ----------  ----------
    Total distributions.................................    (1.06)      (5.59)      (2.49)    (104.89)     (67.26)
                                                         --------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year............................ $ 263.54  $   338.82  $   411.89  $   434.74  $   468.03
                                                         ========  ==========  ==========  ==========  ==========
Total Return (%)........................................    (22.0)      (16.4)       (4.7)       15.7        34.1
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.26        0.69        0.66        0.66        0.66
Ratio of operating expenses to average net assets after
 expense reductions (%) (a).............................     0.25        0.68        0.65          --          --
Ratio of net investment income to average net
 assets (%).............................................     0.23        0.33        1.34        0.67        1.18
Portfolio turnover rate (%).............................      302         245         272         206         204
Net assets, end of year (000)........................... $888,712  $1,310,358  $1,744,283  $2,064,016  $1,895,748

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      FI Mid Cap Opportunities Portfolio

                                                                   Class A        Class B        Class E
                                                                -------------- -------------- --------------
                                                                May 1, 2002(a) May 1, 2002(a) May 1, 2002(a)
                                                                   through        through        through
                                                                 December 31,   December 31,   December 31,
                                                                     2002           2002           2002
                                                                -------------- -------------- --------------
Net Asset Value, Beginning of Period...........................     $10.00         $10.00         $10.00
                                                                    ------         ------         ------
Income From Investment Operations
Net investment income..........................................       0.00           0.00           0.00
Net realized and unrealized gain (loss) on investments.........      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
    Total from investment operations...........................      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
Net Asset Value, End of Period.................................     $ 8.19         $ 8.18         $ 8.19
                                                                    ======         ======         ======
Total Return (%)...............................................      (18.1)(b)      (18.2)(b)      (18.1)(b)
Ratio of operating expenses to average net assets (%)..........       0.95 (c)       1.20 (c)       1.10 (c)
Ratio of net investment income (loss) to average net assets (%)      (0.08)(c)      (0.15)(c)      (0.12)(c)
Portfolio turnover rate (%)....................................        250 (c)        250 (c)        250 (c)
Net assets, end of period (000)................................     $2,244         $  933         $2,676
The Ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%)......................................................       4.42 (c)       4.67 (c)       4.57 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Harris Oakmark Focused Value Portfolio


                                                                                             Class A
                                                                         -----------------------------------------------
                                                                                     Year Ended December 31,
                                                                         -----------------------------------------------
                                                                           2002      2001      2000     1999      1998
                                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................................... $ 186.12  $ 146.67  $ 121.71 $ 122.85  $ 170.59
                                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................................     0.27      0.42      1.15     1.36      1.09
Net realized and unrealized gain (loss) on investments..................   (16.70)    40.09     23.81    (0.97)   (11.41)
                                                                         --------  --------  -------- --------  --------
    Total from investment operations....................................   (16.43)    40.51     24.96     0.39    (10.32)
                                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................................    (0.36)    (1.06)     0.00    (1.36)    (1.09)
Distributions in excess of net investment income........................     0.00      0.00      0.00    (0.17)     0.00
Distributions from net realized capital gains...........................     0.00      0.00      0.00     0.00    (36.08)
Distributions in excess of net realized capital gains...................     0.00      0.00      0.00     0.00     (0.25)
                                                                         --------  --------  -------- --------  --------
    Total distributions.................................................    (0.36)    (1.06)     0.00    (1.53)   (37.42)
                                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................................... $ 169.33  $ 186.12  $ 146.67 $ 121.71  $ 122.85
                                                                         ========  ========  ======== ========  ========
Total Return (%)........................................................     (8.8)     27.8      20.5      0.3      (5.5)
Ratio of operating expenses to average net assets before expense
 reductions (%).........................................................     0.82      0.87      0.90     0.88      0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).....................................................     0.82      0.84        --       --        --
Ratio of net investment income to average net assets (%)................     0.22      0.43      0.98     1.08      0.66
Portfolio turnover rate (%).............................................       11        28       143      119       171
Net assets, end of period (000)......................................... $438,359  $370,959  $139,518 $109,280  $112,997
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)..........       --        --      0.96       --      0.90

                                                                        Class B                        Class E
                                                           ------------------------------    ------------------------
                                                            Year Ended  February 20, 2001(a)  Year Ended  May 1, 2001(a)
                                                           December 31,       through        December 31,    through
                                                               2002         December 31,         2002      December 31,
Net Asset Value, Beginning of Period......................   $ 184.25         $159.20          $185.17       $164.26
                                                             --------         -------          -------       -------
Income From Investment Operations
Net investment income.....................................       0.16            0.01             0.25          0.02
Net realized and unrealized gain (loss) on investments....     (16.83)          25.04           (16.85)        20.89
                                                             --------         -------          -------       -------
    Total from investment operations......................     (16.67)          25.05           (16.60)        20.91
                                                             --------         -------          -------       -------
Less Distributions
Distributions from net investment income..................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
    Total distributions...................................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
Net Asset Value, End of Period............................   $ 167.26         $184.25          $168.22       $185.17
                                                             ========         =======          =======       =======
Total Return (%)..........................................       (9.1)          15.7 (b)          (9.0)        12.7 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)...................................       1.07           1.12 (c)          0.97         1.02 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)...............................       1.07           1.09 (c)          0.97         0.99 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................      (0.06)          0.02 (c)          0.05         0.09 (c)
Portfolio turnover rate (%)...............................         11             28 (c)            11           28 (c)
Net assets, end of period (000)...........................   $140,273         $24,082          $74,818       $10,416

--------
(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Janus Mid Cap Portfolio

                                                                               Class A
                                                       ------------------------------------------------------
                                                                       Year Ended December 31,
                                                       ------------------------------------------------------
                                                         2002       2001        2000        1999       1998
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period.................. $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                       --------  ----------  ----------  ----------  --------
Income From Investment Operations
Net investment income (loss)..........................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
Net realized and unrealized gain (loss) on investments    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                       --------  ----------  ----------  ----------  --------
    Total from investment operations..................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                       --------  ----------  ----------  ----------  --------
Less Distributions
Distributions from net investment income..............     0.00        0.00        0.00        0.00      0.00
Distributions from net realized capital gains.........     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
    Total distributions...............................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, End of Period........................ $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                       ========  ==========  ==========  ==========  ========
Total Return (%)......................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%).     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net
 assets (%)...........................................    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)...........................       78         105         118         103       107
Net assets, end of period (000)....................... $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                       Class B                       Class E
                                           ---------------------------     -----------------------
                                                        January 2, 2001(a)              May 1, 2001(a)
                                            Year Ended       through        Year Ended     through
                                           December 31,    December 31,    December 31,  December 31,
                                               2002            2001            2002          2001
                                           ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period          $14.50         $ 21.47          $14.58        $19.02
                                              ------         -------          ------        ------
Income From Investment Operations
Net investment income (loss)..............     (0.06)          (0.04)          (0.01)         0.00
Net realized and unrealized gain (loss) on
 investments..............................     (4.17)          (6.93)          (4.24)        (4.44)
                                              ------         -------          ------        ------
    Total from investment operations......     (4.23)          (6.97)          (4.25)        (4.44)
                                              ------         -------          ------        ------
Net Asset Value, End of Period............    $10.27         $ 14.50          $10.33        $14.58
                                              ======         =======          ======        ======
Total Return (%)..........................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net
 assets (%)...............................      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)...............        78             105 (c)          78           105 (c)
Net assets, end of period (000)...........    $9,037         $12,334          $3,605        $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     MetLife Mid Cap Stock Index Portfolio

                                                           Class A                           Class B
                                              ------------------------------     ---------------------------
                                                  Year Ended     July 5, 2000(a)              January 2, 2001(a)
                                                 December 31,        through      Year Ended       through
                                              -----------------   December 31,   December 31,    December 31,
                                                2002      2001        2000           2002            2001
                                              --------  -------  --------------- ------------ ------------------
Net Asset Value, Beginning of Period......... $  10.46  $ 10.64      $ 10.00       $ 10.43          $10.54
                                              --------  -------      -------       -------          ------
Income From Investment Operations
Net investment income........................     0.05     0.06         0.03          0.03            0.04
Net realized and unrealized gain (loss) on
 investments.................................    (1.60)   (0.19)        0.66         (1.60)          (0.10)
                                              --------  -------      -------       -------          ------
    Total from investment operations.........    (1.55)   (0.13)        0.69         (1.57)          (0.06)
                                              --------  -------      -------       -------          ------
Less Distributions
Distributions from net investment income.....    (0.04)   (0.02)       (0.03)        (0.03)          (0.02)
Distributions from net realized capital gains     0.00    (0.03)       (0.02)         0.00           (0.03)
                                              --------  -------      -------       -------          ------
    Total distributions......................    (0.04)   (0.05)       (0.05)        (0.03)          (0.05)
                                              --------  -------      -------       -------          ------
Net Asset Value, End of Period............... $   8.87  $ 10.46      $ 10.64       $  8.83          $10.43
                                              ========  =======      =======       =======          ======
Total Return (%).............................    (14.9)    (1.2)         6.8 (b)     (15.1)            3.1 (b)
Ratio of operating expenses to average net
 assets (%)..................................     0.43     0.45         0.45 (c)      0.68            0.70 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.70     0.71         0.92 (c)      0.46            0.48 (c)
Portfolio turnover rate (%)..................       46       45          124 (c)        46              45 (c)
Net assets, end of period (000).............. $117,340  $97,505      $61,934       $12,790          $5,895
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       --     0.52         0.83 (c)        --            0.77 (c)

                                                                                          Class E
                                                                                -----------------------
                                                                                             May 1, 2001(a)
                                                                                 Year Ended     through
                                                                                December 31,  December 31,
                                                                                    2002          2001
                                                                                ------------ --------------
Net Asset Value, Beginning of Period...........................................    $10.45        $10.54
                                                                                   ------        ------
Income From Investment Operations
Net investment income..........................................................      0.05          0.00
Net realized and unrealized gain (loss) on investments.........................     (1.61)        (0.09)
                                                                                   ------        ------
    Total from investment operations...........................................     (1.56)        (0.09)
                                                                                   ------        ------
Less Distributions
Distributions from net investment income.......................................     (0.04)         0.00
                                                                                   ------        ------
    Total distributions........................................................     (0.04)         0.00
                                                                                   ------        ------
Net Asset Value, End of Period.................................................    $ 8.85        $10.45
                                                                                   ======        ======
Total Return (%)...............................................................     (15.0)         (0.9)(b)
Ratio of operating expenses to average net assets (%)..........................      0.58          0.60 (c)
Ratio of net investment income to average net assets (%).......................      0.62          0.00 (c)
Portfolio turnover rate (%)....................................................        46            45 (c)
Net assets, end of period (000)................................................    $9,804        $  0.1
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)...........................        --          0.67 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               Neuberger Berman Partners Mid Cap Value Portfolio

                                                                       Class A
                                              ------------------------------------------------------
                                                                                     November 9, 1998(a)
                                                     Year Ended December 31,               through
                                              -------------------------------------     December 31,
                                                2002      2001      2000      1999          1998
                                              --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period......... $  14.16  $  14.82  $  11.97  $ 10.73        $10.00
                                              --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income........................     0.06      0.13      0.04     0.06          0.03
Net realized and unrealized gain (loss) on
 investments.................................    (1.42)    (0.50)     3.35     1.80          0.71
                                              --------  --------  --------  -------        ------
    Total from investment operations.........    (1.36)    (0.37)     3.39     1.86          0.74
                                              --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.....    (0.01)    (0.03)    (0.04)   (0.07)        (0.01)
Distributions from net realized capital gains    (0.03)    (0.26)    (0.50)   (0.55)         0.00
                                              --------  --------  --------  -------        ------
    Total distributions......................    (0.04)    (0.29)    (0.54)   (0.62)        (0.01)
                                              --------  --------  --------  -------        ------
Net Asset Value, End of Period............... $  12.76  $  14.16  $  14.82  $ 11.97        $10.73
                                              ========  ========  ========  =======        ======
Total Return (%).............................     (9.6)     (2.5)     28.3     17.6           7.4 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.80      0.81      0.87     0.72          0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     0.77      0.69      0.76       --            -- (c)
Ratio of net investment income to average
 net assets (%)..............................     0.43      0.90      0.58     0.86          2.61 (c)
Portfolio turnover rate (%)..................       84       212       207      134            21 (c)
Net assets, end of period (000).............. $156,117  $160,074  $131,356  $38,722        $8,647
The Ratios of operating expenses to average
 net assets without giving effect to
 the voluntary expense agreement would have
 been (%)....................................       --        --        --     1.18         1.86 (c)

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............   $ 14.12        $14.36        $14.15        $14.37
                                                    -------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.01          0.04          0.03          0.00
Net realized and unrealized gain (loss) on
 investments.....................................     (1.40)        (0.28)        (1.40)        (0.22)
                                                    -------        ------        ------        ------
    Total from investment operations.............     (1.39)        (0.24)        (1.37)        (0.22)
                                                    -------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.01)         0.00         (0.01)         0.00
Distributions from net realized capital gains....     (0.03)         0.00         (0.03)         0.00
                                                    -------        ------        ------        ------
    Total distributions..........................     (0.04)         0.00         (0.04)         0.00
                                                    -------        ------        ------        ------
Net Asset Value, End of Period...................   $ 12.69        $14.12        $12.74        $14.15
                                                    =======        ======        ======        ======
Total Return (%).................................      (9.9)         (1.7)(b)      (9.7)         (1.5)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      1.05          1.06 (c)      0.95          0.96 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      1.02          0.97 (c)      0.92          0.87 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.17          0.77 (c)      0.29          0.67 (c)
Portfolio turnover rate (%)......................        84           212 (c)        84           212 (c)
Net assets, end of period (000)..................   $11,113        $2,410        $5,735        $   32

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                 Franklin Templeton Small Cap Growth Portfolio

                                     Class A                    Class B                    Class E
                            ----------------------     ----------------------     ----------------------
                                            May 1,                     May 1,                     May 1,
                                Year       2001(a)         Year       2001(a)         Year       2001(a)
                               Ended       through        Ended       through        Ended       through
                            December 31, December 31,  December 31, December 31,  December 31, December 31,
                                2002         2001          2002         2001          2002         2001
                            ------------ ------------  ------------ ------------  ------------ ------------
Net Asset Value, Beginning
 of Period.................   $  8.88       $10.00        $ 8.88       $10.00        $ 8.88       $10.00
                              -------       ------        ------       ------        ------       ------
Income From Investment
 Operations
Net investment income
 (loss)....................     (0.04)        0.00         (0.04)       (0.01)        (0.01)        0.00
Net realized and unrealized
 gain (loss) on
 investments...............     (2.43)       (1.12)        (2.45)       (1.11)        (2.46)       (1.12)
                              -------       ------        ------       ------        ------       ------
Total from investment
 operations................     (2.47)       (1.12)        (2.49)       (1.12)        (2.47)       (1.12)
                              -------       ------        ------       ------        ------       ------
Net Asset Value, End of
 Period....................   $  6.41       $ 8.88        $ 6.39       $ 8.88        $ 6.41       $ 8.88
                              =======       ======        ======       ======        ======       ======
Total Return (%)...........     (27.8)       (11.2)(b)     (28.0)       (11.2)(b)     (27.8)       (11.2)(b)
Ratio of operating expenses
 to average net
 assets (%)................      1.05         1.05 (c)      1.30         1.30 (c)      1.20         1.20 (c)
Ratio of net investment
 income (loss) to average
 net assets (%)............     (0.60)        0.00 (c)     (0.85)       (0.51)(c)     (0.72)       (0.41)(c)
Portfolio turnover
 rate (%)..................        33           67 (c)        33           67 (c)        33           67 (c)
Net assets, end of period
 (000).....................   $12,079       $7,468        $9,403       $4,493        $2,235       $    6
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 would have been (%).......      1.51         2.69 (c)      1.76         2.94 (c)      1.66         2.84 (c)

--------
(a) Commencement of Operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                       Loomis Sayles Small Cap Portfolio

                                                                                                     Class A
                                                                                ------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                ------------------------------------------------
                                                                                  2002      2001      2000      1999      1998
                                                                                --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period........................................... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92
                                                                                --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income..........................................................     0.14      0.34      0.42      0.51      1.24
Net realized and unrealized gain (loss) on investments.........................   (38.32)   (19.28)    10.13     48.23     (4.01)
                                                                                --------  --------  --------  --------  --------
    Total from investment operations...........................................   (38.18)   (18.94)    10.55     48.74     (2.77)
                                                                                --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.......................................    (0.18)    (0.53)    (0.01)    (0.53)    (1.24)
Distributions from net realized capital gains..................................     0.00    (12.67)    (1.86)     0.00     (1.32)
Distributions in excess of net realized capital gains..........................     0.00     (1.02)     0.00      0.00     (0.07)
                                                                                --------  --------  --------  --------  --------
    Total Distributions........................................................    (0.18)   (14.22)    (1.87)    (0.53)    (2.63)
                                                                                --------  --------  --------  --------  --------
Net Asset Value, End of Period................................................. $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                                                                ========  ========  ========  ========  ========
Total Return (%)...............................................................    (21.6)     (8.8)      5.2      31.8      (1.7)
Ratio of operating expenses to average net assets before expense reductions (%)     0.97      1.00      0.96      1.00      1.00
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)...........................................................................     0.97      1.00      0.95        --        --
Ratio of net investment income to average net assets (%).......................     0.14      0.18      0.22      0.34      0.88
Portfolio turnover rate (%)....................................................       99       111       148       146       111
Net assets, end of period (000)................................................ $281,477  $406,525  $486,439  $322,318  $238,589
The Ratios of operating expenses to average net assets without giving effect
 to the voluntary expense agreement would have been (%)........................       --      1.00      0.95      1.10      1.10

                                                                                     Class B                Class E
                                                                                 ---------------- -----------------------
                                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                                     through       Year Ended     through
                                                                                   December 31,   December 31,  December 31,
                                                                                       2002           2002          2002
                                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................................     $144.89        $177.03       $179.40
                                                                                     -------        -------       -------
Income From Investment Operations
Net investment income...........................................................        0.00           0.03          0.07
Net realized and unrealized gain (loss) on investments..........................       (6.69)        (38.32)        (2.44)
                                                                                     -------        -------       -------
    Total from investment operations............................................       (6.69)        (38.29)        (2.37)
                                                                                     -------        -------       -------
Less Distributions
Distributions from net investment income........................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
    Total Distributions.........................................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
Net Asset Value, End of Period..................................................     $138.20        $138.65       $177.03
                                                                                     =======        =======       =======
Total Return (%)................................................................        (4.6)(b)      (21.6)         (1.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%).        1.22 (c)       1.12          1.15 (c)
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)............................................................................        1.22 (c)       1.12          1.15 (c)
Ratio of net investment income to average net assets (%)........................        0.00 (c)      (0.01)         0.03 (c)
Portfolio turnover rate (%).....................................................          99 (c)         99           111 (c)
Net assets, end of period (000).................................................     $     1        $10,242       $ 2,142
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)............................          --             --          1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    State Street Research Aurora Portfolio

                                                       Class A                         Class B
                                         -------------------------------     -----------------------
                                             Year Ended      July 5, 2000(a)              May 1, 2001(a)
                                            December 31,         through      Year Ended     through
                                         ------------------   December 31,   December 31,  December 31,
                                           2002      2001         2000           2002          2001
                                         --------  --------  --------------- ------------ --------------
Net Asset Value, Beginning of Period.... $  14.13  $  12.24      $ 10.00        $14.12        $14.12
                                         --------  --------      -------        ------        ------
Income From Investment Operations
Net investment income (loss)............    (0.04)     0.02         0.03          0.00          0.00
Net realized and unrealized gain (loss)
 on investments.........................    (2.95)     1.94         2.29         (3.01)         0.00
                                         --------  --------      -------        ------        ------
    Total from investment operations....    (2.99)     1.96         2.32         (3.01)         0.00
                                         --------  --------      -------        ------        ------
Less Distributions
Distributions from net investment income    (0.01)    (0.01)       (0.03)        (0.01)         0.00
Distributions from net realized capital
 gains..................................    (0.06)    (0.06)       (0.05)        (0.06)         0.00
                                         --------  --------      -------        ------        ------
    Total distributions.................    (0.07)    (0.07)       (0.08)        (0.07)         0.00
                                         --------  --------      -------        ------        ------
Net Asset Value, End of Period.......... $  11.07  $  14.13      $ 12.24        $11.04        $14.12
                                         ========  ========      =======        ======        ======
Total Return (%)........................    (21.3)     16.0         23.2 (b)     (21.5)          0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.95      0.98         1.05 (c)      1.20          1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.28)     0.18         1.12 (c)     (0.53)         0.00 (c)
Portfolio turnover rate (%).............       27        15           24 (c)        27            15 (c)
Net assets, end of period (000)......... $319,202  $291,426      $54,379        $   10        $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        1.34 (c)         --            --

                                                                     Class E
                                                           -----------------------
                                                                        May 1, 2001(a)
                                                            Year Ended     through
                                                           December 31,  December 31,
                                                           ------------ --------------
Net Asset Value, Beginning of Period......................   $ 14.12        $14.12
                                                             -------        ------
Income From Investment Operations
Net investment income (loss)..............................     (0.01)        (0.01)
Net realized and unrealized gain (loss) on investments....     (3.00)         0.01
                                                             -------        ------
    Total from investment operations......................     (3.01)         0.00
                                                             -------        ------
Less Distributions
Distributions from net investment income..................     (0.01)         0.00
Distributions from net realized capital gains.............     (0.06)         0.00
                                                             -------        ------
    Total distributions...................................     (0.07)         0.00
                                                             -------        ------
Net Asset Value, End of Period............................   $ 11.04        $14.12
                                                             =======        ======
Total Return (%)..........................................     (21.5)          0.0 (b)
Ratio of operating expenses to average net assets (%).....      1.10          1.13 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................     (0.43)        (0.25)(c)
Portfolio turnover rate (%)...............................        27            15 (c)
Net assets, end of period (000)...........................   $56,055        $6,720
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)......................................        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                      Morgan Stanley EAFE Index Portfolio

                                                                               Class A
                                                      ------------------------------------------------------
                                                                                             November 9, 1998(a)
                                                             Year Ended December 31,               through
                                                      -------------------------------------     December 31,
                                                        2002      2001      2000      1999          1998
                                                      --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period................. $   8.75  $  11.22  $  13.34  $ 10.80        $ 10.00
                                                      --------  --------  --------  -------        -------
Income From Investment Operations
Net investment income................................     0.10      0.09      0.07     0.10           0.01
Net realized and unrealized gain (loss) on
 investments.........................................    (1.55)    (2.52)    (2.00)    2.58           0.80
                                                      --------  --------  --------  -------        -------
    Total from investment operations.................    (1.45)    (2.43)    (1.93)    2.68           0.81
                                                      --------  --------  --------  -------        -------
Less Distributions
Distributions from net investment income.............    (0.04)    (0.03)    (0.11)   (0.06)         (0.01)
Distributions from net realized capital gains........     0.00     (0.01)    (0.08)   (0.08)          0.00
                                                      --------  --------  --------  -------        -------
    Total distributions..............................    (0.04)    (0.04)    (0.19)   (0.14)         (0.01)
                                                      --------  --------  --------  -------        -------
Net Asset Value, End of Period....................... $   7.26  $   8.75  $  11.22  $ 13.34        $ 10.80
                                                      ========  ========  ========  =======        =======
Total Return (%).....................................    (16.6)    (21.7)    (14.5)    24.9            8.1 (b)
Ratio of operating expenses to average net assets (%)     0.73      0.70      0.58     0.50           0.49 (c)
Ratio of net investment income to average net
 assets (%)..........................................     1.43      1.00      0.76     1.25           0.71 (c)
Portfolio turnover rate (%)..........................       23         9        10       44             13 (c)
Net assets, end of period (000)...................... $112,325  $112,775  $100,950  $82,355        $25,453
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...............     0.79      0.82      0.78     1.77           1.41 (c)

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........    $ 8.66          $11.12          $ 8.74        $10.43
                                                 ------          ------          ------        ------
Income From Investment Operations
Net investment income........................      0.06            0.04            0.06          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (1.50)          (2.46)          (1.51)        (1.69)
                                                 ------          ------          ------        ------
    Total from investment operations.........     (1.44)          (2.42)          (1.45)        (1.69)
                                                 ------          ------          ------        ------
Less Distributions
Distributions from net investment income.....     (0.04)          (0.03)          (0.04)         0.00
Distributions from net realized capital gains      0.00           (0.01)           0.00          0.00
                                                 ------          ------          ------        ------
    Total distributions......................     (0.04)          (0.04)          (0.04)         0.00
                                                 ------          ------          ------        ------
Net Asset Value, End of Period...............    $ 7.18          $ 8.66          $ 7.25        $ 8.74
                                                 ======          ======          ======        ======
Total Return (%).............................     (16.8)          (21.8)(b)       (16.7)        (16.2)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.98            0.95 (c)        0.88          0.85 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.11            0.46 (c)        1.02          0.00 (c)
Portfolio turnover rate (%)..................        23               9 (c)          23             9 (c)
Net assets, end of period (000)..............    $9,654          $4,099          $9,838        $   61
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)....................................      1.04            1.07 (c)        0.94          0.97 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              Balanced Portfolio

                                                     Class A                                Class E
                                ------------------------------------------------  -----------------------
                                                                                               May 1, 2001(a)
                                             Year Ended December 31,               Year Ended     through
                                ------------------------------------------------  December 31,  December 31,
                                  2002      2001      2000      1999      1998        2002          2001
                                --------  --------  --------  --------  --------  ------------ --------------
Net Asset Value, Beginning of
 Period........................ $  12.44  $  13.58  $  13.85  $  15.51  $  14.86     $12.43        $12.72
                                --------  --------  --------  --------  --------     ------        ------
Income From Investment
 Operations
Net investment income..........     0.34      0.39      0.42      0.43      0.38       0.29          0.05
Net realized and unrealized
 gain (loss) on investments....    (1.99)    (0.99)    (0.68)    (1.21)     0.97      (1.96)        (0.34)
                                --------  --------  --------  --------  --------     ------        ------
    Total from investment
     operations................    (1.65)    (0.60)    (0.26)    (0.78)     1.35      (1.67)        (0.29)
                                --------  --------  --------  --------  --------     ------        ------
Less Distributions
Distributions from net
 investment income.............    (0.27)    (0.54)     0.00     (0.43)    (0.38)     (0.27)         0.00
Distributions from net realized
 capital gains.................     0.00      0.00     (0.01)    (0.26)    (0.32)      0.00          0.00
Distributions in excess of net
 realized capital gains........     0.00      0.00      0.00     (0.19)     0.00       0.00          0.00
                                --------  --------  --------  --------  --------     ------        ------
    Total Distributions........    (0.27)    (0.54)    (0.01)    (0.88)    (0.70)     (0.27)         0.00
                                --------  --------  --------  --------  --------     ------        ------
Net Asset Value, End of
 Period........................ $  10.52  $  12.44  $  13.58  $  13.85  $  15.51     $10.49        $12.43
                                ========  ========  ========  ========  ========     ======        ======
Total Return (%)...............    (13.5)     (4.5)     (1.9)     (5.1)      9.1      (13.7)         (2.3)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)........     0.85      0.83      0.80      0.77      0.82       1.00          0.98 (c)
Ratio of operating expenses to
 average net assets after
 expense reductions (%) (d)....     0.83      0.83      0.80        --        --       0.98          0.98 (c)
Ratio of net investment income
 to average net assets (%).....     2.69      3.00      2.88      2.83      2.72       2.54          2.71 (c)
Portfolio turnover rate (%)....       47        65       126        63        72         47            65 (c)
Net assets, end of period
 (000)......................... $102,817  $143,059  $159,977  $192,666  $190,577     $9,548        $1,583

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                          MFS Total Return Portfolio

                                                                   Class A                         Class B
                                              ------------------------------------------------  --------------
                                                                                                May 1, 2002(a)
                                                           Year Ended December 31,                 through
                                              ------------------------------------------------   December 31,
                                                2002      2001      2000      1999      1998         2002
                                              --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Year........... $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85     $129.24
                                              --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net investment income........................     3.89      4.60      6.49      6.98      6.56        0.99
Net realized and unrealized gain (loss) on
 investments.................................   (10.18)   (11.61)   (12.98)    13.48     30.50      (11.22)
                                              --------  --------  --------  --------  --------     -------
    Total from investment operations.........    (6.29)    (7.01)    (6.49)    20.46     37.06      (10.23)
                                              --------  --------  --------  --------  --------     -------
Less Distributions
Distributions from net investment income.....    (4.47)    (6.60)     0.00     (6.83)    (6.51)       0.00
Distributions from net realized capital
 gains.......................................   (11.33)   (30.39)    (4.41)   (24.57)   (12.64)       0.00
                                              --------  --------  --------  --------  --------     -------
    Total Distributions......................   (15.80)   (36.99)    (4.41)   (31.40)   (19.15)       0.00
                                              --------  --------  --------  --------  --------     -------
Net Asset Value, End of Year................. $ 119.83  $ 141.92  $ 185.92  $ 196.82  $ 207.76     $119.01
                                              ========  ========  ========  ========  ========     =======
Total Return (%).............................     (5.4)     (3.8)     (3.4)     10.0      19.7        (7.9)(b)
Ratio of operating expenses to average net
 assets (%)..................................     0.66      0.63      0.58      0.58      0.58        0.91 (c)
Ratio of net investment income to average net
 assets (%)..................................     2.98      2.96      3.14      3.16      3.15        2.75 (c)
Portfolio turnover rate (%)..................       91       160        48        49        25          91 (c)
Net assets, end of year (000)................ $133,092  $157,716  $181,270  $218,881  $213,639     $ 7,168

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                   State Street Research Aurora Portfolio

Alger Equity Growth Portfolio            INTERNATIONAL/GLOBAL EQUITY
Davis Venture Value Portfolio            PORTFOLIOS
FI Structured Equity Portfolio
Harris Oakmark Large Cap Value Portfolio Morgan Stanley EAFE(R) Index Portfolio
MetLife Stock Index Portfolio            Putnam International Stock Portfolio
MFS Investors Trust Portfolio
MFS Research Managers Portfolio          EQUITY AND FIXED-INCOME
Met/Putnam Voyager Portfolio (formerly   PORTFOLIO
  Putnam Large Cap Growth Portfolio)
State Street Research Investment Trust   Balanced Portfolio
  Portfolio
State Street Research Large Cap Value    FIXED-INCOME PORTFOLIOS
  Portfolio
                                         Lehman Brothers(R) Aggregate Bond Index
FI Mid Cap Opportunities Portfolio         Portfolio
Harris Oakmark Focused Value Portfolio   Salomon Brothers Strategic Bond
Janus Mid Cap Portfolio                    Opportunities Portfolio
MetLife Mid Cap Stock Index Portfolio    Salomon Brothers U.S. Government
Neuberger Berman Partners Mid Cap Value    Portfolio
  Portfolio                              State Street Research Bond Income
                                           Portfolio
Franklin Templeton Small Cap Growth
  Portfolio                              MONEY MARKET PORTFOLIO
Loomis Sayles Small Cap Portfolio
Russell 2000(R) Index Portfolio          State Street Research Money Market
                                           Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................   3
Section II--Information about each Portfolio...............................   6
Section III--Other Information about the Fund.............................. 169
Financial Highlights....................................................... 172

                       Information about each Portfolio
                       --------------------------------
Alger Equity Growth Portfolio..............................................   8
Davis Venture Value Portfolio..............................................  12
FI Structured Equity Portfolio.............................................  16
Harris Oakmark Large Cap Value Portfolio...................................  20
MetLife Stock Index Portfolio..............................................  26
MFS Investors Trust Portfolio..............................................  31
MFS Research Managers Portfolio............................................  36
Met/Putnam Voyager Portfolio...............................................  42
State Street Research Investment Trust Portfolio...........................  48
State Street Research Large Cap Value Portfolio............................  54
FI Mid Cap Opportunities Portfolio.........................................  62
Harris Oakmark Focused Value Portfolio.....................................  66
Janus Mid Cap Portfolio....................................................  73
MetLife Mid Cap Stock Index Portfolio......................................  81
Neuberger Berman Partners Mid Cap Value Portfolio..........................  86
Franklin Templeton Small Cap Growth Portfolio..............................  91
Loomis Sayles Small Cap Portfolio..........................................  97
Russell 2000 Index Portfolio............................................... 103
State Street Research Aurora Portfolio..................................... 108
Morgan Stanley EAFE Index Portfolio........................................ 116
Putnam International Stock Portfolio....................................... 122
Balanced Portfolio......................................................... 128
Lehman Brothers Aggregate Bond Index Portfolio............................. 136
Salomon Brothers Strategic Bond Opportunities Portfolio.................... 142
Salomon Brothers U.S. Government Portfolio................................. 149
State Street Research Bond Income Portfolio................................ 155
State Street Research Money Market Portfolio............................... 163

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Twenty-seven of these portfolios (the "Portfolios") are offered through this prospectus.
MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio is a "diversified" fund. As "non-diversified" funds, the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio may hold fewer securities than the other Portfolios. If the stocks held by these Portfolios perform poorly, the Portfolios could incur greater losses than if they had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the "Index Portfolios") and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Portfolio and the FI Mid Cap Opportunities Portfolio may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Alger Equity Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Portfolio, invests, under normal circumstances, the Portfolio's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the Portfolio may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts,

                                                  Alger Equity Growth Portfolio


variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                       [CHART]

1995   1996   1997   1998   1999    2000    2001    2002
-----  -----  -----  -----  -----  ------  ------  ------
48.8%  13.2%  25.6%  47.8%  34.1%  -13.7%  -12.0%  -33.2%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Life of the Portfolio
                     Past One Year Past Five Years  (October 31, 1994)
                     ------------- --------------- ---------------------
       Class A......    -33.17%         0.12%                  9.11%
       Class B*.....    -33.42%        -0.13%                  8.86%
       Class E**....    -33.24%        -0.03%                  8.96%
       S&P 500 Index    -22.09%        -0.58%                  9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                 Class A Class B Class E
                                                                 ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price
  or redemption price, whichever is lower)......................  None    None    None

Alger Equity Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Management Fees...................................  0.75%   0.75%   0.75%
   Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
   Other Expenses....................................  0.04%   0.04%   0.04%
                                                       -----   -----   -----
   Total Annual Portfolio Operating Expenses.........  0.79%   1.04%   0.94%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              One Year Three Years Five Years Ten Years
                              -------- ----------- ---------- ---------
         Class A.............   $ 81      $252        $439     $  978
         Class B.............   $106      $331        $574     $1,271
         Class E.............   $ 96      $300        $520     $1,155

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Portfolio Management

As of December 31, 2002, Alger managed approximately $8.4 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

                                                  Alger Equity Growth Portfolio



Dan C. Chung and David Hyun are the portfolio managers of the Portfolio. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

                                                  Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

                                                  Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                        FI Structured Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. FMR normally invests at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Portfolio's assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Portfolio and in selecting its investments. FMR considers the Portfolio's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                 FI Structured Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser and its investment objective and principal investment strategies. Performance information set forth below reflects results prior to these changes.

                       [CHART]

1994   1995   1996   1997   1998   1999  2000    2001    2002
-----  -----  -----  -----  -----  ----  -----  ------  ------
-1.2%  36.5%  18.1%  33.5%  24.4%  9.4%  -5.2%  -13.9%  -19.5%

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -17.71% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................    -19.45%        -2.20%              8.38%
Class B*......................    -19.70%        -2.45%              8.13%
Class E**.....................    -19.56%        -2.35%              8.23%
S&P 500 Index.................    -22.09%        -0.58%              9.47%
Russell 1000 Value Index......    -15.52%         1.16%             10.29%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

FI Structured Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.67%   0.67%   0.67%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.72%   0.97%   0.87%

--------
(1) FMR directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.71% for Class A shares, 0.96% for Class B shares and 0.86% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $74       $230        $401     $  894
               Class B   $99       $309        $536     $1,190
               Class E   $89       $278        $482     $1,073

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.   The Portfolio may invest in exchange traded funds
("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                                                 FI Structured Equity Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of the Portfolio. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio's average daily net assets.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above.

Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                       Harris Oakmark Large Cap Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Large Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                [CHART]

 1999  2000   2001    2002
-----  -----  -----  ------
-6.9%  12.4%  18.4%  -14.2%


During the period shown above, the highest quarterly return was -12.92% for the second quarter of 1999, and the lowest quarterly return was -16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                       Life of the
                                                        Portfolio
                                                       (November 1,
                                         Past One Year    1998)
                                         ------------- ------------
             Class A....................    -14.16%        0.83%
             Class B*...................    -14.41%        0.58%
             Class E**..................    -14.29%        0.68%
             S&P 500 Index..............    -22.09%       -3.90%
             Russell 1000 Value Index***    -15.52%       -0.20%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Russell
    1000 Value Index instead of the S&P 500 Index. The Russell 1000 Value Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

                                       Harris Oakmark Large Cap Value Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.75%   0.75%   0.75%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.08%   0.08%   0.08%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.83%   1.08%   0.98%

--------
(1) Harris directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.82% for Class A shares, 1.07% for Class B shares and 0.97% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 85      $265        $460     $1,025
               Class B   $110      $343        $595     $1,317
               Class E   $100      $312        $542     $1,201

Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                       Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris managed approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan joined Harris in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         MFS Investors Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, ordinarily invests at least 65% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Portfolio may invest in companies of any size, the Portfolio focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Portfolio may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Investors Trust Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                    [CHART]

2000    2001    2002
-----  ------  ------
-0.2%  -15.9%  -20.2%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -14.10% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -20.20%           -9.69%
               Class B*.....    -20.45%           -9.94%
               Class E**....    -20.24%           -9.84%
               S&P 500 Index    -22.09%           -9.53%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

                                                  MFS Investors Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.75%   0.75%   0.75%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.59%   0.59%   0.59%
                                                   ------  ------  ------
      Total Annual Portfolio Operating Expenses(1)  1.34%   1.59%   1.49%
      Fee Waiver and/or Expense Reimbursement(2).. (0.34%) (0.34%) (0.34%)
                                                   ------  ------  ------
      Net Operating Expenses(1)(2)................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.32% for Class A shares, 1.57% for Class B shares and 1.47% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.98% for Class A shares, 1.23% for Class B shares and 1.13% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $391        $702     $1,583
               Class B   $127      $469        $834     $1,861
               Class E   $117      $438        $781     $1,750

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

MFS Investors Trust Portfolio



Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                                  MFS Investors Trust Portfolio



  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., a Senior Vice President of MFS, and Brooks Taylor, a Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Taylor has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                        MFS Research Managers Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, invests at least 80% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Portfolio invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Portfolio may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Portfolio from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                                MFS Research Managers Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

       [CHART]

 2000    2001    2002
------  ------  ------
-3.6%   -21.0%  -24.1%

During the period shown above, the highest quarterly return was 22.37% for the fourth quarter of 1999, and the lowest quarterly return was -19.26% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -24.12%           -9.54%
               Class B*.....        N/A              N/A
               Class E**....    -24.21%           -9.69%
               S&P 500 Index    -22.09%           -9.53%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

MFS Research Managers Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.75%   0.75%   0.75%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses(1)......................................  0.39%   0.39%   0.39%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses(1)...........  1.14%   1.39%   1.29%
Fee Waiver and/or Expense Reimbursement(2)............. (0.14%) (0.14%) (0.14%)
                                                        ------  ------  ------
Net Operating Expenses(1)(2)...........................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.07% for Class A shares, 1.32% for Class B shares and 1.22% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.93% for Class A shares, 1.18% for Class B shares and 1.08% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $102      $348        $614     $1,374
Class B............................   $127      $426        $747     $1,656
Class E............................   $117      $395        $694     $1,544

                                                MFS Research Managers Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities.   The Portfolio may invest in Rule 144A securities. Since
trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

MFS Research Managers Portfolio


countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distributions or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                MFS Research Managers Portfolio



Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of equity research analysts.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         Met/Putnam Voyager Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests mainly in common stocks of U.S. companies, with a focus on growth stocks. The Portfolio invests mainly in midsized and large companies, although the Portfolio may invest in companies of any size.

  Stock Selection

Putnam looks for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in companies that Putnam believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. Putnam will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

  . Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                   Met/Putnam Voyager Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

  [CHART]

 2001    2002
------  ------
-30.8%  -28.9%

During the period shown above, the highest quarterly return was 13.22% for the fourth quarter of 2001, and the lowest quarterly return was -26.85% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                             Life of the Portfolio
                               Past One Year     (May 1, 2000)
                               ------------- ---------------------
Class A.......................    -28.90%           -31.89%
Class B*......................    -29.15%           -32.14%
Class E**.....................    -28.97%           -32.04%
Russell 1000 Growth Index.....    -27.88%           -26.73%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Met/Putnam Voyager Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
                                                  ------- ------- -------
      Management Fees............................  0.80%   0.80%   0.80%
      Distribution and Service (12b-1) Fees......  0.00%   0.25%   0.15%
      Other Expenses.............................  0.27%   0.27%   0.27%
                                                  ------  ------  ------
      Total Annual Portfolio Operating Expenses..  1.07%   1.32%   1.22%
      Fee Waiver and/or Expense Reimbursement (1) (0.07%) (0.07%) (0.07%)
                                                  ------  ------  ------
      Net Operating Expenses (1).................  1.00%   1.25%   1.15%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $333        $583     $1,299
               Class B   $127      $411        $717     $1,584
               Class E   $117      $380        $664     $1,471

                                                   Met/Putnam Voyager Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and forward, futures and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Met/Putnam Voyager Portfolio



  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion for retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's Large Cap Growth team, with Mr. Brian O'Toole as Managing Director and Chief Investment Officer. In this role, he heads the team managing global and U.S. large-cap growth equity portfolios for both institutional and mutual fund investors. Mr. O'Toole is also the portfolio leader for other Putnam funds. Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. Before joining Putnam, Mr. O'Toole was the Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management from 1998-2002, and a Senior Portfolio Manager at The Northern Trust Company from 1994 to 1998.

Tony H. Elavia and Eric M. Wetlaufer are also members of Putnam's Large Cap Growth team. Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998). Mr. Wetlaufer joined Putnam in


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.


Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                   Met/Putnam Voyager Portfolio


1997 and has 16 years of investment experience. He co-leads the teams responsible for managing mid-cap growth equity institutional portfolios.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $500 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.80% of the Portfolio's average daily net assets.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

                               State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%  -26.1%


During the period shown above, the highest quarterly return was 19.47% for the fourth quarter of 1998, and the lowest quarterly return was -17.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......    -26.13%        -2.67%          7.28%
           Class B*.....    -26.28%        -2.92%          7.03%
           Class E*.....    -26.21%        -2.82%          7.13%
           S&P 500 Index    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.49%   0.49%   0.49%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.54%   0.79%   0.69%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.52% for Class A shares, 0.77% for Class B shares and 0.67% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $55       $173        $302      $677
               Class B   $81       $252        $439      $978
               Class E   $70       $221        $384      $859

                               State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Investment Trust Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                               State Street Research Investment Trust Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since its inception. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since its inception, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio's average daily net assets.

                State Street Research Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio's net assets in a portfolio of large capitalization stocks, which may include common and preferred stocks, convertible securities and warrants. You will receive 60 days' prior notice if this 80% minimum is going to change. State Street Research considers large capitalization companies to be those with market capitalizations at the time of investment within the range of companies included in the Russell 1000 Index or a similar index. A stock will continue to be considered a large capitalization company if the company has moved outside this range and the Portfolio may continue to hold the stock if State Street Research believes the stock remains an attractive investment. As of June 30, 2002, the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion. In the future, State Street Research may define large capitalization companies using a different index or classification system. The Portfolio may also invest up to 20% of its net assets in stocks of companies which are not large capitalization companies. This 20% may also include other securities, such as bonds and growth stocks. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among stocks, State Street Research uses a value approach and invests primarily in those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

                                State Street Research Large Cap Value Portfolio


  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

State Street Research Large Cap Value Portfolio


Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, it does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None

Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
                                                    ------- ------- -------
     Management Fees...............................  0.70%   0.70%   0.70%
     Distribution and Service (12b-1) Fees.........  0.00%   0.25%   0.15%
     Other Expenses................................  1.63%   1.63%   1.63%
                                                    ------  ------  ------
     Total Annual Portfolio Operating Expenses.....  2.33%   2.58%   2.48%
     Fee Waiver and/or Expense Reimbursement (1)(2) (1.38%) (1.38%) (1.38%)
                                                    ------  ------  ------
     Net Operating Expenses (1)....................  0.95%   1.20%   1.10%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

                                State Street Research Large Cap Value Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 97      $595       $1,120    $2,559
               Class B   $122      $671       $1,246    $2,812
               Class E   $112      $641       $1,196    $2,712

State Street Research Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                State Street Research Large Cap Value Portfolio



  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Large Cap Value Portfolio


When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Peter A. Zuger is the lead portfolio manager of the Portfolio and Anthony F. Forcione is a portfolio manager of the Portfolio. Mr. Zuger has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Zuger, a managing director, joined State Street Research in 1998 and has worked as an investment professional since 1976. Mr. Forcione has assisted with the management of the Portfolio since its inception and became a portfolio manager of the Portfolio in May 2003. Mr. Forcione, a vice president, joined State Street Research in 1992 and has worked as an investment professional since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio's average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.70% of the Portfolio's average daily net assets.

                                State Street Research Large Cap Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by State Street Research for Class S shares of State Street Research Large-Cap Value Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. Both State Street Research Large-Cap Value Fund and the Portfolio were managed by Peter A. Zuger for the periods shown. In 2003, Mr. Zuger became the lead portfolio manager, and Anthony F. Forcione became a portfolio manager, of both State Street Research Large-Cap Value Fund and the Portfolio. See further information about Mr. Forcione under "Portfolio Management" above. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of State Street Research Large-Cap Value Fund shown below. The exclusion of any other class of the State Street Research Large-Cap Value Fund and of other accounts managed by State Street Research with substantially similar investment policies does not render the performance shown below misleading. The performance of State Street Research Large-Cap Value Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                          State Street
                                            Research
                                            Large-Cap
                                              Value       S&P 500  Russell 1000
                                         Fund--Class S/1/ Index/2/ Value Index/2/
                                         ---------------  -------  -------------
Total Return for the Year Ended
  December 31, 2002.....................     -23.05%      -22.09%     -15.52%
Average Annual Total Return For the
  Past Three Years Ended December 31,
  2002..................................     -3.68%       -14.54%     -5.14%
Average Annual Total Return Since
  November 1, 1998......................     -2.12%       -3.90%      -0.20%

/1/ As of December 31, 2002, State Street Research Large-Cap Value Fund had assets of $103.5 million. The total returns were calculated using the actual fees and expenses of such fund. Had the Portfolio's estimated fees and expenses been used (whether before or after the estimated expense reimbursement), the performance figures would have been lower. The performance shown for the State Street Research Large-Cap Value Fund, which commenced operations in 1986, are for periods since November 1, 1998, when investment strategies substantially similar to those of the Portfolio were adopted.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. The Russell 1000 Value Index is an unmanaged index of common stocks of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index represents the largest 1000 U.S. companies.

                      FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days' prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, FMR generally defines medium market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

  Investment Selection

The Portfolio is not constrained by any particular investment style. At any given time, the Portfolio may tend to buy either "growth" stocks or "value" stocks, or a combination of both. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and company management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of mid cap stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                             FI Mid Cap Opportunities Portfolio



Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.80%   0.80%   0.80%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  3.62%   3.62%   3.62%
                                                   ------  ------  ------
Total Annual Portfolio Operating Expenses.........  4.42%   4.67%   4.57%
Fee Waiver and/or Expense Reimbursement(1)(2)..... (3.37%) (3.37%) (3.37%)
                                                   ------  ------  ------
Net Operating Expenses(1).........................  1.05%   1.30%   1.20%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $107     $1,031      $1,966    $4,352
Class B.......................   $132     $1,104      $2,082    $4,556
Class E.......................   $122     $1,075      $2,036    $4,475

FI Mid Cap Opportunities Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                             FI Mid Cap Opportunities Portfolio



  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of the Portfolio. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.80% of the Portfolio's average daily net assets.

                    Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests the Portfolio's assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2002, this capitalization range was $1.3 billion to $7.8 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         Harris Oakmark Focused Value Portfolio


Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Focused Value Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----
-0.3%  30.4%  17.6%  17.4%  -5.5%  0.3%   20.5%  27.8%  -8.8%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................     -8.83%         5.88%             10.98%
Class B*......................     -9.06%         5.63%             10.73%
Class E*......................     -8.98%         5.73%             10.83%
Russell Midcap Index..........    -16.19%         2.19%             9.98%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

                                         Harris Oakmark Focused Value Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.75%   0.75%   0.75%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.07%   0.07%   0.07%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.82%   1.07%   0.97%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 84      $262        $455     $1,014
               Class B   $109      $340        $590     $1,306
               Class E   $ 99      $309        $536     $1,190

Harris Oakmark Focused Value Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         Harris Oakmark Focused Value Portfolio



Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris manages approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Harris Oakmark Focused Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The exclusion of any other class of The Oakmark Select Fund and of other accounts managed by Harris with substantially similar investment policies does not render the performance shown below misleading. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                       The Oakmark Select    Russell
                                         Fund--Class I    Midcap Index/1/
                                       ------------------ --------------
       Total Return for the Year Ended
         December 31, 2002............       -12.47%          -16.19%
       Average Annual Total Return
         For the Past Five Years Ended
         December 31, 2002............        13.05%            2.19%
       Average Annual Total Return
         From Inception of The
         Oakmark Select Fund
         (November 1, 1996) to
         December 31, 2002............        21.18%            6.91%

/1/ The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with capitalizations between approximately $1.3 billion and $10.8 billion.

The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Janus Mid Cap Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                        Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998    1999    2000    2001    2002
-----  ------  ------  ------  ------
37.2%  122.9%  -31.2%  -37.3%  -29.0%


During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years    (March 1, 1997)
                               ------------- --------------- ---------------------
Class A.......................    -28.98%        -1.31%              3.20%
Class B*......................    -29.17%        -1.56%              2.95%
Class E*......................    -23.05%        -1.46%              3.05%
S&P MidCap 400 Index..........    -14.52%         6.41%             10.10%
Russell Midcap Growth Index**.    -27.41%        -1.82%              1.56%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the Russell
   Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio's subadviser believes that the Russell Midcap Growth Index better reflects the universe of mid cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.69%   0.69%   0.69%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.06%   0.06%   0.06%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....  0.75%   1.00%   0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 77      $240        $417     $  930
Class B.......................   $102      $318        $552     $1,225
Class E.......................   $ 92      $287        $498     $1,108

                                                        Janus Mid Cap Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

                                                        Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2002, Janus managed approximately $138 billion in assets. Janus is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

Jonathan D. Coleman, Executive Vice President, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1995 as a research analyst.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                     MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's Mid Cap 400 Composite Stock Price Index ("S&P MidCap 400 Index"). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2002, the median stock market capitalization of companies in the S&P MidCap 400 Index was $1.5 billion. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P Mid Cap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P Mid Cap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P Mid Cap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of mid cap stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Mid Cap Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


 2001    2002
-----   ------
-1.2%   -14.9%



During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                               Life of the Portfolio
                                 Past One Year    (July 1, 2000)
                                 ------------- ---------------------
            Class A.............    -14.91%           -4.20%
            Class B*............    -15.11%           -4.45%
            Class E*............    -15.02%           -4.35%
            S&P MidCap 400 Index    -14.52%           -3.44%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                          MetLife Mid Cap Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.18%   0.18%   0.18%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $44       $138        $241      $542
               Class B   $69       $218        $379      $847
               Class E   $59       $186        $324      $726

MetLife Mid Cap Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                          MetLife Mid Cap Stock Index Portfolio

Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

               Neuberger Berman Partners Mid Cap Value Portfolio



Investment Objective

The investment objective of the Portfolio is capital growth.

Principal Investment Strategies

Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of mid capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Neuberger Berman defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with market capitalizations between approximately $1.3 billion and $10.8 billion. The Portfolio may invest in foreign securities.

  Stock Selection

Neuberger Berman looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

  . strong fundamentals, such as a company's financial, operational and competitive positions

  .  consistent cash flow

  .  a sound earnings record through all phases of the market cycle

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.
The Portfolio generally considers selling a stock when it reaches Neuberger Berman's target price, when it fails to perform as expected or when other opportunities appear more attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.
  . The risks associated with foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                              Neuberger Berman Partners Mid Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000    2001  2002
-----  -----  -----  -----
17.6%  28.3%  -2.5%  -9.6%



During the period shown above, the highest quarterly return was 16.29% for the second quarter of 1999, and the lowest quarterly return was -14.16% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                                        Past One Year  (November 1, 1998)
                                        ------------- ---------------------
     Class A...........................     -9.64%            8.93%
     Class B*..........................     -9.91%            8.68%
     Class E*..........................     -9.71%            8.78%
     S&P MidCap 400 Index..............    -14.52%            7.42%
     S&P MidCap 400/Barra Value Index**    -10.10%            7.41%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the S&P
   MidCap 400/Barra Value Index instead of the S&P MidCap 400 Index. The S&P MidCap 400/Barra Value Index more accurately describes the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                    Class A Class B Class E
                                                    ------- ------- -------
    Maximum Sales Charge Imposed on
      Purchases (as a percentage of offering price)  None    None    None
    Maximum Deferred Sales Charge (as a
      percentage of purchase price or redemption
      price, whichever is lower)...................  None    None    None

Neuberger Berman Partners Mid Cap Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.69%   0.69%   0.69%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.80%   1.05%   0.95%

--------
(1) Neuberger Berman directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.77% for Class A shares, 1.02% for Class B shares and 0.92% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

                              Neuberger Berman Partners Mid Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Neuberger Berman may use certain techniques, such as forward contracts, to manage these risks. However, Neuberger Berman cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Neuberger Berman Partners Mid Cap Value Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2002 of about $56.1 billion. Neuberger Berman is located at 605 Third Avenue, 2/nd/ Floor, New York, New York 10158-0180.

Andrew B. Wellington, Managing Director and Vice President of Neuberger Berman, has managed the Portfolio since May 2003, and served as Associate Manager of the Portfolio from 2001 to 2003. From 1996 to 2001, Mr. Wellington was a portfolio manager at another firm.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $100 million of the Portfolio's average daily net assets, 0.675% for the next $250 million, 0.65% for the next $500 million, 0.625% for the next $750 million, and 0.60% for amounts over $1.6 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

                 Franklin Templeton Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

Franklin Advisers, Inc. ("Franklin Templeton"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in the equity securities of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Franklin Templeton considers small capitalization companies to be those companies with market capitalizations not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase by the Portfolio. As of June 30, 2002, the highest market capitalization value in the Russell 2000 Index was $1.3 billion. A company continues to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio follows a practice of selectively selling investment positions so as to maintain a median market capitalization for its portfolio of approximately $1.5 billion or lower.

With respect to the Portfolio, equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

  Stock Selection

Franklin Templeton is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, Franklin Templeton chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets. Franklin Templeton relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors Franklin Templeton believes point to strong growth potential.

In choosing equity investments, Franklin Templeton also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Portfolio, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

Franklin Templeton Small Cap Growth Portfolio




Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

                                  Franklin Templeton Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

[CHART]

 2002
------
-27.8%

During the period shown above, the highest quarterly return was 21.30% for the fourth quarter of 2001, and the lowest quarterly return was -25.59% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                  Life of the Portfolio
                                    Past One Year     (May 1, 2001)
                                    ------------- ---------------------
Class A............................    -27.81%           -23.43%
Class B............................    -28.04%           -23.68%
Class E............................    -27.82%           -23.58%
Russell 2500 Growth Index..........    -29.09%           -20.30%
Russell 2000 Growth Index*.........    -30.26%           -21.71%

--------
* In the future, the Portfolio's performance will be compared to the Russell 2000 Growth Index instead of the Russell 2500 Growth Index. The Russell 2000 Growth Index better reflects the Portfolio's universe of small cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Franklin Templeton Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.61%   0.61%   0.61%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  1.51%   1.76%   1.66%
Fee Waiver and/or Expense Reimbursement (1)............ (0.36%) (0.36%) (0.36%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  1.15%   1.40%   1.30%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $117      $442        $790     $1,771
Class B............................   $143      $519        $920     $2,043
Class E............................   $132      $488        $868     $1,935

                                  Franklin Templeton Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, such as electronic technology or technology services, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Franklin Templeton Small Cap Growth Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Franklin Templeton.

Portfolio Management

Together, Franklin Templeton and its affiliates manage over $258 billion in assets. Franklin Templeton is located at One Franklin Parkway, San Mateo, California 94403-1906.

The team responsible for the Portfolio's management is made up of the following managers:

The Portfolio is managed by a team of investment professionals led by Edward B. Jamieson, Executive Vice President of Franklin Templeton. Mr. Jamieson joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since the Portfolio's inception. The other team members include Michael McCarthy, Vice President of Franklin Templeton, Aidan O'Connell, Portfolio Manager of Franklin Templeton and Christopher Gristani, CFA, Portfolio Manager of Franklin Templeton. Mr. McCarthy joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since the Portfolio's inception. Mr. O'Connell joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 1998. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist. Mr. Gristani joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 2001. Mr. Gristani was previously an analyst at the Securitizations Group at Duck Ventures, Inc.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                       Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Loomis Sayles Small Cap Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  -----  ------
28.9%  30.7%  24.9%  -1.7%  31.8%  5.2%  -8.8%  -21.6%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                        Past One Year Past Five Years     (May 2, 1994)
                        ------------- --------------- ---------------------
     Class A...........    -21.56%        -0.50%              8.22%
     Class B*..........    -21.81%        -0.75%              7.97%
     Class E**.........    -21.64%        -0.65%              8.07%
     Russell 2000 Index    -20.48%        -1.36%              6.42%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                              Loomis Sayles Small Cap Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
                                          ------- ------- -------
Management Fees..........................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
Other Expenses...........................  0.07%   0.07%   0.07%
                                           -----   -----   -----
Total Annual Portfolio Operating Expenses  0.97%   1.22%   1.12%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 99      $309        $536     $1,190
Class B............................   $124      $387        $670     $1,477
Class E............................   $114      $356        $617     $1,363

Loomis Sayles Small Cap Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's directors, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Portfolio may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

                                              Loomis Sayles Small Cap Portfolio

is based on the value of the individual securities it holds, the value of a Portfolio's investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's or ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing,


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Loomis Sayles Small Cap Portfolio


the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2002, Loomis Sayles managed approximately $54.8 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of the Portfolio. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Portfolio since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Portfolio since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                         Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1999   2000   2001   2002
-----  -----  ----  ------
22.7%  -3.8%  0.9%  -20.5%


During the period shown above, the highest quarterly return was 20.03% for the fourth quarter of 2001, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................    -20.48%           -0.03%
Class B*.....................................    -20.62%           -0.28%
Class E*.....................................    -20.58%           -0.18%
Russell 2000 Index...........................    -20.48%            1.66%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.24%   0.24%   0.24%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.49%   0.74%   0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.
  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                   Russell 2000 Index Portfolio


is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                    State Street Research Aurora Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio's total assets in small-cap stocks which in the opinion of State Street Research are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index or the S&P Small Cap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if State Street Research continues to believe that those shares are an attractive investment. The Portfolio's stock investments may include common and preferred stocks, convertible securities and warrants.

State Street Research may adjust the composition of the Portfolio's holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks, growth stocks, preferred stock, convertible bonds or warrants. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among small company stocks, State Street Research takes a value approach, searching for those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         State Street Research Aurora Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

State Street Research Aurora Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


2001    2002
-----  ------
16.0%  -21.3%


During the period shown above, the highest quarterly return was 21.60% for the fourth quarter of 2001, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year    (July 1, 2000)
                                              ------------- ---------------------
Class A......................................    -21.31%            4.81%
Class B*.....................................    -21.48%            4.56%
Class E*.....................................    -21.49%            4.66%
Russell 2000 Value Index.....................    -11.43%            6.55%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                         State Street Research Aurora Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.85%   0.85%   0.85%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.10%   0.10%   0.10%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.95%   1.20%   1.10%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 97      $303        $525     $1,166
Class B............................   $122      $381        $660     $1,455
Class E............................   $112      $350        $606     $1,340

State Street Research Aurora Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                         State Street Research Aurora Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Aurora Portfolio



  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Small-Cap Value Team has been responsible for the Portfolio's day-to-day management since May 2003. The portfolio management team includes John F. Burbank, Paul Haagensen and Caroline Evascu. Mr. Burbank has been responsible for the management of the Portfolio since its inception, and has been


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         State Street Research Aurora Portfolio

lead portfolio manager since April 2001. Mr. Burbank, a managing director, joined State Street Research in 1987. Mr. Haagensen, a senior vice president, joined State Street Research in 2002. During the past five years he has also served as portfolio manager and senior analyst at Putnam Investments. Ms. Evascu, a vice president, joined State Street Research in 2001. During the past five years she has also served as a vice president and senior analyst at SG Cowen Asset Management, and as a research associate at Donaldson, Lufkin & Jenrette.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.85% of the Portfolio's average daily net assets.

                      Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2002, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the MSCI EAFE Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

                                            Morgan Stanley EAFE Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                     [CHART]

1999    2000    2001    2002
-----  ------  ------  ------
24.9%  -14.5%  -21.7%  -16.6%


During the period shown above, the highest quarterly return was 16.19% for the fourth quarter of 1999, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    -16.63%           -6.57%
Class B*..........................................    -16.76%           -6.82%
Class E*..........................................    -16.65%           -6.72%
MSCI EAFE Index...................................    -15.94%           -5.61%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                            Morgan Stanley EAFE Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.30%   0.30%   0.30%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.49%   0.49%   0.49%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  0.79%   1.04%   0.94%
Fee Waiver and/or Expense Reimbursement (1)............ (0.04%) (0.04%) (0.04%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  0.75%   1.00%   0.90%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 77      $248        $435     $  974
Class B............................   $102      $327        $570     $1,267
Class E............................   $ 92      $296        $516     $1,151

Morgan Stanley EAFE Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                            Morgan Stanley EAFE Index Portfolio


defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                           Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

                                           Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                           Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                              Balanced Portfolio

Investment Objective

The investment objective of the Portfolio is long-term total return from a combination of capital appreciation and current income.

Principal Investment Strategies

Wellington Management Company, LLP ("Wellington Management"), subadviser to the Portfolio, invests the Portfolio's assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Portfolio invested in equity securities from 50% to 70% of the Portfolio's total assets and the fixed-income investments from 30% to 50% of the Portfolio's total assets. Wellington Management will invest the equity portion of the Portfolio primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Portfolio in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

  Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Portfolio's total assets in equity securities and 30% to 50% of the Portfolio's total assets in fixed-income securities. Wellington Management will divide the Portfolio's assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portion of the Portfolio using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                                             Balanced Portfolio


Wellington Management selects for the Portfolio stocks of issuers which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  .  a strong balance sheet;

  .  a high return on equity;

  .  sustainable or increasing dividends;

  .  a strong management team;

  .  a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the equity portion of the Portfolio and considers selling a stock when:

   . fundamentals deteriorate;

   . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Portfolio's fixed-income portion, which may consist of a variety of securities, including, but not limited to:

   . U.S. government bonds

   . mortgage-backed securities

   . asset-backed securities

   . Yankee Bonds

   . investment grade U.S. corporate bonds

   . high yield U.S. corporate bonds

   . foreign government and supranational bonds

   . emerging market debt.

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average duration and industry sector weightings. Under normal market conditions, the duration of the Portfolio's fixed-income portion will be within one year of the average duration of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the average duration of this Index was 3.75 years.

Wellington Management may invest up to 25% of the Portfolio's fixed-income portion in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" and "More About Investment Strategies and Risks" below.



Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Yankee Bonds are fixed-income securities issued by foreign companies in U.S. dollars.

Supranational bonds are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Balanced Portfolio



Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock or U.S. or foreign fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                             Balanced Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of three relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Wellington Management succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Loomis Sayles and Wellington Management.

                                    [CHART]

1995   1996   1997   1998  1999   2000   2001    2002
-----  -----  -----  ----  -----  -----  -----  ------
24.8%  16.9%  16.2%  9.1%  -5.1%  -1.9%  -4.5%  -13.5%


During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -9.88% for the second quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                      Life of the Portfolio
                                        Past One Year Past Five Years  (October 31, 1994)
                                        ------------- --------------- ---------------------
Class A................................    -13.54%        -3.45%              4.40%
Class B*...............................        N/A           N/A                N/A
Class E**..............................    -13.72%        -3.60%              4.25%
S&P 500 Index..........................    -22.09%        -0.58%              9.77%
Lehman Brothers Government/Credit
  Index................................     11.04%         7.62%              8.54%
Lehman Brothers Aggregate Bond Index***     10.25%         7.55%              8.49%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Lehman
    Brothers Aggregate Bond Index instead of the Lehman Brothers
    Government/Credit Index. The Portfolio's subadviser believes that the Lehman Brothers Aggregate Bond Index better reflects the universe of securities in which the Portfolio invests.

Balanced Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.70%   0.70%   0.70%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses(1).................................  0.15%   0.15%   0.15%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses(1)......  0.85%   1.10%   1.00%

--------
(1) Wellington Management directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.83% for Class A shares, 1.08% for Class B shares and 0.98% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 87      $271        $471     $1,049
Class B............................   $112      $350        $606     $1,340
Class E............................   $102      $318        $552     $1,225

                                                             Balanced Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Balanced Portfolio


as forward contracts or futures contracts, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                                             Balanced Portfolio



Portfolio Management

Wellington Management has been in the investment management business since 1928. As of December 31, 2002, the company managed approximately $302.9 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Portfolio and Thomas L. Pappas, CFA, manages the fixed-income portion of the Portfolio. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.675% for amounts over $200 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.70% of the Portfolio's average daily net assets.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                 Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                 Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                 Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

            Salomon Brothers Strategic Bond Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of total return consistent with preservation of capital.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Investment Selection

SBAM determines how to invest the Portfolio's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, the Portfolio's managers allocate assets among the various classes of securities in which the Portfolio invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the Portfolio, which will generally be approximately 4.5 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of the classes of fixed-income securities held by the Portfolio.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                        Salomon Brothers Strategic Bond Opportunities Portfolio


   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.-

Salomon Brothers Strategic Bond Opportunities Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998  1999  2000  2001  2002
-----  -----  -----  ----  ----  ----  ----  ----
19.4%  14.4%  11.1%  2.0%  1.4%  7.0%  6.6%  9.6%

During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Portfolio
                                     Past One Year Past Five Years  (October 31, 1994)
                                     ------------- --------------- ---------------------
Class A.............................     9.61%          5.38%              8.48%
Class B*............................     9.36%          5.13%              8.23%
Class E**...........................     9.36%          5.23%              8.33%
Lehman Brothers Aggregate Bond Index    10.25%          7.55%              8.49%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                        Salomon Brothers Strategic Bond Opportunities Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.65%   0.65%   0.65%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.20%   0.20%   0.20%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.85%   1.10%   1.00%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 87      $271        $471     $1,049
Class B............................   $112      $350        $606     $1,340
Class E............................   $102      $318        $552     $1,225

Salomon Brothers Strategic Bond Opportunities Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.
Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                        Salomon Brothers Strategic Bond Opportunities Portfolio


country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of the Portfolio's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Salomon Brothers Strategic Bond Opportunities Portfolio


Portfolio Management

As of December 31, 2002, SBAM managed approximately $34.2 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Portfolio in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of the Portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of the Portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of the Portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  Salomon Brothers U.S. Government Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

  Investment Selection

SBAM determines how to invest assets of the Portfolio in several steps.

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Portfolio allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the Portfolio, which SBAM will normally maintain between 2.5 and 5 years.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Salomon Brothers U.S. Government Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in fixed-income security markets.

   . Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

                                     Salomon Brothers U.S. Government Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.
                                    [CHART]


1995   1996  1997  1998  1999  2000   2001  2002
-----  ----  ----  ----  ----  -----  ----  ----
15.0%  3.3%  8.6%  7.5%  0.2%  10.5%  6.7%  7.9%

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                        Life of the Portfolio
                          Past One Year Past Five Years  (October 31, 1994)
                          ------------- --------------- ---------------------
Class A..................     7.94%          6.52%              7.31%
Class B*.................     7.69%          6.27%              7.06%
Class E**................     7.71%          6.37%              7.16%
Lehman Brothers
  Intermediate
  Government Bond Index..     9.64%          7.44%              7.71%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Salomon Brothers U.S. Government Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.55%   0.55%   0.55%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.15%   0.15%   0.15%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses (1)  0.70%   0.95%   0.85%

--------
(1) In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each Class of the Portfolio to certain percentages. These subsidies were subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than two years after the end of the fiscal year in which such expense was incurred. The Portfolio's Total Annual Operating Expenses shown above include amounts charged to the Portfolio for such deferred expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $72       $224        $390     $  871
Class B............................   $97       $303        $525     $1,166
Class E............................   $87       $271        $471     $1,049

                                     Salomon Brothers U.S. Government Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs). One type of security in which the Portfolio can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Salomon Brothers U.S. Government Portfolio


Portfolio Management

As of December 31, 2002, SBAM managed approximately $34.2     billion in
assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

Roger Lavan has been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                    State Street Research Bond Income Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

State Street Research Bond Income Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

                                    State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

                                    State Street Research Bond Income Portfolio


Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

State Street Research Money Market Portfolio



   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

                                   State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

                                   State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Money Market Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Alger Equity Growth Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $  20.74  $  25.06  $  29.34  $  25.11  $  17.62
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss)............................     0.01      0.00      0.03     (0.01)     0.04
Net realized and unrealized gain (loss) on investments..    (6.89)    (2.91)    (3.99)     8.34      8.37
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................    (6.88)    (2.91)    (3.96)     8.33      8.41
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................     0.00     (0.07)    (0.09)     0.00     (0.04)
Distributions from net realized capital gains...........     0.00     (1.34)     0.00     (0.01)     0.00
Distributions in excess of net realized capital gains...     0.00      0.00     (0.23)    (4.09)    (0.88)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................     0.00     (1.41)    (0.32)    (4.10)    (0.92)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $  13.86  $  20.74  $  25.06  $  29.34  $  25.11
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................    (33.2)    (12.0)    (13.7)     34.1      47.8
Ratio of operating expenses to average net assets (%)...     0.79      0.84      0.79      0.80      0.83
Ratio of net investment income to average net assets (%)     0.05      0.00      0.23     (0.03)     0.19
Portfolio turnover rate (%).............................      243        88        88       128       119
Net assets, end of period (000)......................... $449,676  $788,097  $968,357  $841,053  $410,726

                                                                    Class B                Class E
                                                                ---------------- -----------------------
                                                                July 30, 2002(a)     Year     May 1, 2001(a)
                                                                    through         Ended        through
                                                                  December 31,   December 31,  December 31,
                                                                      2002           2002          2001
                                                                ---------------- ------------ --------------
Net Asset Value, Beginning of Period...........................      $14.64        $ 20.64        $23.50
                                                                     ------        -------        ------
Income From Investment Operations
Net investment income (loss)...................................       (0.01)         (0.01)         0.00
Net realized and unrealized gain (loss) on investments.........       (0.98)         (6.85)        (2.86)
                                                                     ------        -------        ------
    Total from investment operations...........................       (0.99)         (6.86)        (2.86)
                                                                     ------        -------        ------
Net Asset Value, End of Period.................................      $13.65        $ 13.78        $20.64
                                                                     ======        =======        ======
Total Return (%)...............................................        (6.8)(b)      (33.2)        (12.2)(b)
Ratio of operating expenses to average net assets (%)..........        1.04 (c)       0.94          0.99 (c)
Ratio of net investment income (loss) to average net assets (%)       (0.24)(c)      (0.06)         0.00 (c)
Portfolio turnover rate (%)....................................         243 (c)        243            88 (c)
Net assets, end of period (000)................................      $    1        $15,218        $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        FI Structured Equity Portfolio

                                                                                      Class A
                                                                 ------------------------------------------------
                                                                              Year Ended December 31,
                                                                 ------------------------------------------------
                                                                   2002      2001      2000      1999      1998
                                                                 --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period............................ $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98
                                                                 --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...........................................     1.53      1.06      1.16      1.78      1.30
Net realized and unrealized gain (loss) on investments..........   (31.88)   (26.45)   (11.28)    17.51     42.44
                                                                 --------  --------  --------  --------  --------
    Total from investment operations............................   (30.35)   (25.39)   (10.12)    19.29     43.74
                                                                 --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income........................    (1.27)    (1.49)     0.00     (1.78)    (1.31)
Distributions from net realized capital gains...................     0.00      0.00     (4.98)   (27.36)   (14.07)
                                                                 --------  --------  --------  --------  --------
    Total distributions.........................................    (1.27)    (1.49)    (4.98)   (29.14)   (15.38)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $ 124.89  $ 156.51  $ 183.39  $ 198.49  $ 208.34
                                                                 ========  ========  ========  ========  ========
Total Return (%)................................................    (19.5)    (13.9)     (5.2)      9.4      24.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.72      0.78      0.73      0.74      0.78
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.71      0.74      0.70        --        --
Ratio of net investment income to average net assets (%)........     1.30      0.60      0.61      0.94      0.80
Portfolio turnover rate (%).....................................      142       154       138       115       100
Net assets, end of period (000)................................. $491,124  $298,982  $388,127  $417,540  $281,557

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)     Year     May 1, 2001(a)
                                                  through         Ended        through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........     $125.90        $156.28       $177.17
                                                  -------        -------       -------
Income From Investment Operations
Net investment income........................        0.18           1.35          0.14
Net realized and unrealized gain (loss) on
 investments.................................       (1.61)        (31.80)       (21.03)
                                                  -------        -------       -------
    Total from investment operations.........       (1.43)        (30.45)       (20.89)
                                                  -------        -------       -------
Less Distributions
Distributions from net investment income.....        0.00          (1.17)         0.00
                                                  -------        -------       -------
    Total distributions......................        0.00          (1.17)         0.00
                                                  -------        -------       -------
Net Asset Value, End of Period...............     $124.47        $124.66       $156.28
                                                  =======        =======       =======
Total Return (%).............................        (1.1)(b)      (19.6)        (11.8)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........        0.97 (c)       0.87          0.93 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        0.96 (c)       0.86          0.89 (c)
Ratio of net investment income to average
 net assets (%)..............................        1.36 (c)       1.15          0.61 (c)
Portfolio turnover rate (%)..................         142 (c)        142           154 (c)
Net assets, end of period (000)..............     $     6        $ 5,619       $ 1,527

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   Harris Oakmark Large Cap Value Portfolio

                                                                                  Class A
                                                         -----------------------------------------------------
                                                                                               November 9, 1998(a)
                                                                Year Ended December 31,              through
                                                         ------------------------------------     December 31,
                                                           2002      2001      2000     1999          1998
                                                         --------  --------  -------  -------  -------------------
Net Asset Value, Beginning of Period.................... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                                         --------  --------  -------  -------        ------
Income From Investment Operations
Net investment income...................................     0.06      0.08     0.13     0.10          0.03
Net realized and unrealized gain (loss) on investments..    (1.66)     1.72     0.97    (0.78)        (0.30)
                                                         --------  --------  -------  -------        ------
    Total from investment operations....................    (1.60)     1.80     1.10    (0.68)        (0.27)
                                                         --------  --------  -------  -------        ------
Less Distributions
Distributions from net investment income................    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
Distributions from net realized capital gains...........    (0.16)     0.00    (0.10)   (0.01)         0.00
Tax return of capital...................................    (0.10)     0.00     0.00     0.00          0.00
                                                         --------  --------  -------  -------        ------
    Total distributions.................................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                                         --------  --------  -------  -------        ------
Net Asset Value, End of Period.......................... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                                         ========  ========  =======  =======        ======
Total Return (%)........................................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average net assets (%)     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............................       30        33       82       17            16 (c)
Net assets, end of period (000)......................... $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)..........................       --        --       --     1.15          1.79 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)     Year     May 1, 2001(a)
                                                                     through         Ended        through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 9.96        $ 11.55        $11.00
                                                                      ------        -------        ------
Income From Investment Operations
Net investment income...........................................        0.01           0.09          0.00
Net realized and unrealized gain (loss) on investments..........       (0.38)         (1.71)         0.55
                                                                      ------        -------        ------
    Total from investment operations............................       (0.37)         (1.62)         0.55
                                                                      ------        -------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.08)         0.00
Distributions from net realized capital gains...................        0.00          (0.16)         0.00
Tax return of capital...........................................        0.00          (0.10)         0.00
                                                                      ------        -------        ------
    Total distributions.........................................        0.00          (0.34)         0.00
                                                                      ------        -------        ------
Net Asset Value, End of Period..................................      $ 9.59        $  9.59        $11.55
                                                                      ======        =======        ======
Total Return (%)................................................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average net assets (%)........        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%).....................................          30 (c)         30            33 (c)
Net assets, end of period (000).................................      $    9        $24,936        $  185

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Investors Trust Portfolio

                                                                               Class A
                                                             ----------------------------------------
                                                                                        April 30, 1999(a)
                                                              Year Ended December 31,        through
                                                             -------------------------    December 31,
                                                               2002     2001     2000         1999
                                                             -------  -------  -------  -----------------
Net Asset Value, Beginning of Period........................ $  8.57  $ 10.23  $ 10.26       $10.00
                                                             -------  -------  -------       ------
Income From Investment Operations
Net investment income.......................................    0.05     0.05     0.04         0.02
Net realized and unrealized gain (loss) on investments......   (1.78)   (1.67)   (0.06)        0.26
                                                             -------  -------  -------       ------
    Total from investment operations........................   (1.73)   (1.62)   (0.02)        0.28
                                                             -------  -------  -------       ------
Less Distributions
Distributions from net investment income....................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
    Total distributions.....................................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
Net Asset Value, End of Period.............................. $  6.81  $  8.57  $ 10.23       $10.26
                                                             =======  =======  =======       ======
Total Return (%)............................................   (20.2)   (15.9)    (0.2)         2.9 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    0.90     0.90     0.90         0.90 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    0.88       --       --           --
Ratio of net investment income to average net assets (%)....    0.62     0.58     0.51         0.45 (c)
Portfolio turnover rate (%).................................      63       86       68           60 (c)
Net assets, end of period (000)............................. $20,618  $24,506  $18,422       $6,841
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................    1.34     1.37     1.57         2.03 (c)

                                                                Class B               Class E
                                                             -------------- -----------------------
                                                             May 1, 2002(a)              May 1, 2001(a)
                                                                through      Year Ended     through
                                                              December 31,  December 31,  December 31,
                                                                  2002          2002          2001
                                                             -------------- ------------ --------------
Net Asset Value, Beginning of Period........................    $  8.13        $ 8.57        $ 9.56
                                                                -------        ------        ------
Income From Investment Operations
Net investment income.......................................       0.01          0.04          0.01
Net realized and unrealized gain (loss) on investments......      (1.34)        (1.77)        (1.00)
                                                                -------        ------        ------
    Total from investment operations........................      (1.33)        (1.73)        (0.99)
                                                                -------        ------        ------
Less Distributions
Distributions from net investment income....................       0.00         (0.03)         0.00
                                                                -------        ------        ------
    Total distributions.....................................       0.00         (0.03)         0.00
                                                                -------        ------        ------
Net Asset Value, End of Period..............................    $  6.80        $ 6.81        $ 8.57
                                                                =======        ======        ======
Total Return (%)............................................      (16.4)(b)     (20.2)        (10.4)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................       1.15 (c)      1.05          1.05 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................       1.13 (c)      1.03            --
Ratio of net investment income to average net assets (%)....       0.55 (c)      0.55          0.26 (c)
Portfolio turnover rate (%).................................         63 (c)        63            86 (c)
Net assets, end of period (000).............................    $12,365        $4,436        $  730
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       1.59 (c)      1.49          1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        MFS Research Managers Portfolio

                                                    Class A                              Class E
                                  ----------------------------------------     -----------------------
                                                             April 30, 1999(a)              May 1, 2001(a)
                                   Year Ended December 31,        through       Year Ended     through
                                  -------------------------    December 31,    December 31,  December 31,
                                    2002     2001     2000         1999            2002          2001
                                  -------  -------  -------  ----------------- ------------ --------------
Net Asset Value, Beginning of
 Period.......................... $  9.04  $ 11.54  $ 11.98       $10.00          $ 9.01        $10.52
                                  -------  -------  -------       ------          ------        ------
Income From Investment
 Operations
Net investment income............    0.05     0.01     0.02         0.00            0.03          0.02
Net realized and unrealized gain
 (loss) on investments...........   (2.23)   (2.42)   (0.45)        1.98           (2.21)        (1.53)
                                  -------  -------  -------       ------          ------        ------
    Total from investment
     operations..................   (2.18)   (2.41)   (0.43)        1.98           (2.18)        (1.51)
                                  -------  -------  -------       ------          ------        ------
Less Distributions
Distributions from net investment
 income..........................   (0.01)    0.00    (0.01)        0.00           (0.01)         0.00
Distributions from net realized
 gains...........................    0.00    (0.09)    0.00         0.00            0.00          0.00
                                  -------  -------  -------       ------          ------        ------
    Total distributions..........   (0.01)   (0.09)   (0.01)        0.00           (0.01)         0.00
                                  -------  -------  -------       ------          ------        ------
Net Asset Value, End of Period... $  6.85  $  9.04  $ 11.54       $11.98          $ 6.82        $ 9.01
                                  =======  =======  =======       ======          ======        ======
Total Return (%).................   (24.1)   (21.0)    (3.6)        19.8 (b)       (24.2)        (14.4)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........    0.90     0.90     0.90         0.90 (c)        1.05          1.05 (c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............    0.83     0.90     0.90           --            0.98          1.05 (c)
Ratio of net investment income to
 average net assets (%)..........    0.58     0.14     0.09        (0.06)(c)        0.57          0.08 (c)
Portfolio turnover rate (%)......     112       98       83           84 (c)         112            98 (c)
Net assets, end of period (000).. $27,483  $42,191  $53,910       $6,872          $2,067        $  377
The Ratios of operating expenses
 to average net assets without
 giving effect to the contractual
 expense agreement would have
 been (%)........................    1.14     1.06     1.25         2.03 (c)        1.29          1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Met/Putnam Voyager Portfolio

                                                               Class A                 Class B
                                                   ----------------------------     --------------
                                                      Year Ended     May 1, 2000(a) May 1, 2002(a)
                                                     December 31,       through        through
                                                   ----------------   December 31,   December 31,
                                                     2002     2001        2000           2002
                                                   -------  -------  -------------- --------------
Net Asset Value, Beginning of Period.............. $  5.05  $  7.29     $ 10.00         $ 4.39
                                                   -------  -------     -------         ------
Income From Investment Operations
Net investment income (loss)......................    0.00    (0.01)      (0.01)          0.00
Net realized and unrealized gain (loss) on
 investments......................................   (1.46)   (2.23)      (2.70)         (0.82)
                                                   -------  -------     -------         ------
    Total from investment operations..............   (1.46)   (2.24)      (2.71)         (0.82)
                                                   -------  -------     -------         ------
Net Asset Value, End of Period.................... $  3.59  $  5.05     $  7.29         $ 3.57
                                                   =======  =======     =======         ======
Total Return (%)..................................   (28.9)   (30.8)      (27.1)(b)      (18.7)(b)
Ratio of operating expenses to average net assets
 (%)..............................................    1.00     1.00        1.00 (c)       1.25 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................    0.00    (0.25)      (0.23)(c)      (0.25)(c)
Portfolio turnover rate (%).......................      60       77          70 (c)         60 (c)
Net assets, end of period (000)................... $41,866  $54,626     $36,932         $  0.8
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............    1.07     1.12        1.39 (c)       1.32 (c)

                                                              Class E
                                                    -----------------------
                                                                 May 1, 2001(a)
                                                     Year Ended     through
                                                    December 31,  December 31,
                                                        2002          2001
                                                    ------------ --------------
 Net Asset Value, Beginning of Period..............    $ 5.04        $ 6.14
                                                       ------        ------
 Income From Investment Operations
 Net investment income (loss)......................      0.00         (0.01)
 Net realized and unrealized gain (loss) on
  investments......................................     (1.46)        (1.09)
                                                       ------        ------
     Total from investment operations..............     (1.46)        (1.10)
                                                       ------        ------
 Net Asset Value, End of Period....................    $ 3.58        $ 5.04
                                                       ======        ======
 Total Return (%)..................................     (29.0)        (17.9)(b)
 Ratio of operating expenses to average net assets
  (%)..............................................      1.15          1.15 (c)
 Ratio of net investment income (loss) to average
  net assets (%)...................................     (0.06)        (0.35)(c)
 Portfolio turnover rate (%).......................        60            77 (c)
 Net assets, end of period (000)...................    $4,462        $1,036
 The Ratios of operating expenses to average net
  assets without giving effect to the voluntary
  expense agreement would have been (%)............      1.22          1.27 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Investment Trust Portfolio

                                                                                   Class A
                                                         ----------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ----------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................       0.19        0.18        0.19        0.23        0.36
Net realized and unrealized gain (loss) on investments..      (6.96)      (6.00)      (2.55)       6.38        8.52
                                                         ----------  ----------  ----------  ----------  ----------
    Total from investment operations....................      (6.77)      (5.82)      (2.36)       6.61        8.88
                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................      (0.12)      (0.25)       0.00       (0.24)      (0.36)
Distributions from net realized capital gains...........       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                                         ----------  ----------  ----------  ----------  ----------
    Total distributions.................................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.......................... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%)........................................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.52        0.50        0.49          --          --
Ratio of net investment income to average net assets (%)       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%).............................         79         101          86          83          74
Net assets, end of period (000)......................... $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............    $25.80        $29.14        $25.89        $29.23
                                                     ------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.12          0.02          0.16          0.01
Net realized and unrealized gain (loss) on
 investments.....................................     (6.87)        (3.36)        (6.92)        (3.35)
                                                     ------        ------        ------        ------
    Total from investment operations.............     (6.75)        (3.34)        (6.76)        (3.34)
                                                     ------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.12)         0.00         (0.12)         0.00
Distributions from net realized capital gains....      0.00          0.00          0.00          0.00
                                                     ------        ------        ------        ------
    Total distributions..........................     (0.12)         0.00         (0.12)         0.00
                                                     ------        ------        ------        ------
Net Asset Value, End of Period...................    $18.93        $25.80        $19.01        $25.89
                                                     ======        ======        ======        ======
Total Return (%).................................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)......................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..................    $6,486        $2,849        $7,575        $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                State Street Research Large Cap Value Portfolio

                                                                  Class A         Class B         Class E
                                                               -------------- ---------------- --------------
                                                               May 1, 2002(a) July 30, 2002(a) May 1, 2002(a)
                                                                  through         through         through
                                                                December 31,    December 31,    December 31,
                                                                    2002            2002            2002
                                                               -------------- ---------------- --------------
Net Asset Value, Beginning of Period..........................     $10.00          $ 8.30          $10.00
                                                                   ------          ------          ------
Income From Investment Operations
Net investment income.........................................       0.06            0.03            0.04
Net realized and unrealized gain (loss) on investments........      (2.06)          (0.36)          (2.04)
                                                                   ------          ------          ------
    Total from investment operations..........................      (2.00)          (0.33)          (2.00)
                                                                   ------          ------          ------
Less Distributions
Distributions from net investment income......................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
    Total distributions.......................................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
Net Asset Value, End of Period................................     $ 7.95          $ 7.95          $ 7.95
                                                                   ======          ======          ======
Total Return (%)..............................................      (20.0)(b)        (4.0)(b)       (20.0)(b)
Ratio of operating expenses to average net assets (%).........       0.85 (c)        1.10 (c)        1.00 (c)
Ratio of net investment income to average net assets (%)......       1.18 (c)        0.93 (c)        1.03 (c)
Portfolio turnover rate (%)...................................         84 (c)          84 (c)          84 (c)
Net assets, end of period (000)...............................     $4,642          $    1          $4,911
The Ratios of operating expenses to average net assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................       2.33            2.58            2.48

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                      FI Mid Cap Opportunities Portfolio

                                                                   Class A        Class B        Class E
                                                                -------------- -------------- --------------
                                                                May 1, 2002(a) May 1, 2002(a) May 1, 2002(a)
                                                                   through        through        through
                                                                 December 31,   December 31,   December 31,
                                                                     2002           2002           2002
                                                                -------------- -------------- --------------
Net Asset Value, Beginning of Period...........................     $10.00         $10.00         $10.00
                                                                    ------         ------         ------
Income From Investment Operations
Net investment income..........................................       0.00           0.00           0.00
Net realized and unrealized gain (loss) on investments.........      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
    Total from investment operations...........................      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
Net Asset Value, End of Period.................................     $ 8.19         $ 8.18         $ 8.19
                                                                    ======         ======         ======
Total Return (%)...............................................      (18.1)(b)      (18.2)(b)      (18.1)(b)
Ratio of operating expenses to average net assets (%)..........       0.95 (c)       1.20 (c)       1.10 (c)
Ratio of net investment income (loss) to average net assets (%)      (0.08)(c)      (0.15)(c)      (0.12)(c)
Portfolio turnover rate (%)....................................        250 (c)        250 (c)        250 (c)
Net assets, end of period (000)................................     $2,244         $  933         $2,676
The Ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%)......................................................       4.42 (c)       4.67 (c)       4.57 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Harris Oakmark Focused Value Portfolio


                                                                                             Class A
                                                                         -----------------------------------------------
                                                                                     Year Ended December 31,
                                                                         -----------------------------------------------
                                                                           2002      2001      2000     1999      1998
                                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................................... $ 186.12  $ 146.67  $ 121.71 $ 122.85  $ 170.59
                                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................................     0.27      0.42      1.15     1.36      1.09
Net realized and unrealized gain (loss) on investments..................   (16.70)    40.09     23.81    (0.97)   (11.41)
                                                                         --------  --------  -------- --------  --------
    Total from investment operations....................................   (16.43)    40.51     24.96     0.39    (10.32)
                                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................................    (0.36)    (1.06)     0.00    (1.36)    (1.09)
Distributions in excess of net investment income........................     0.00      0.00      0.00    (0.17)     0.00
Distributions from net realized capital gains...........................     0.00      0.00      0.00     0.00    (36.08)
Distributions in excess of net realized capital gains...................     0.00      0.00      0.00     0.00     (0.25)
                                                                         --------  --------  -------- --------  --------
    Total distributions.................................................    (0.36)    (1.06)     0.00    (1.53)   (37.42)
                                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................................... $ 169.33  $ 186.12  $ 146.67 $ 121.71  $ 122.85
                                                                         ========  ========  ======== ========  ========
Total Return (%)........................................................     (8.8)     27.8      20.5      0.3      (5.5)
Ratio of operating expenses to average net assets before expense
 reductions (%).........................................................     0.82      0.87      0.90     0.88      0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).....................................................     0.82      0.84        --       --        --
Ratio of net investment income to average net assets (%)................     0.22      0.43      0.98     1.08      0.66
Portfolio turnover rate (%).............................................       11        28       143      119       171
Net assets, end of period (000)......................................... $438,359  $370,959  $139,518 $109,280  $112,997
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)..........       --        --      0.96       --      0.90

                                                                        Class B                        Class E
                                                           ------------------------------    ------------------------
                                                            Year Ended  February 20, 2001(a)  Year Ended  May 1, 2001(a)
                                                           December 31,       through        December 31,    through
                                                               2002         December 31,         2002      December 31,
Net Asset Value, Beginning of Period......................   $ 184.25         $159.20          $185.17       $164.26
                                                             --------         -------          -------       -------
Income From Investment Operations
Net investment income.....................................       0.16            0.01             0.25          0.02
Net realized and unrealized gain (loss) on investments....     (16.83)          25.04           (16.85)        20.89
                                                             --------         -------          -------       -------
    Total from investment operations......................     (16.67)          25.05           (16.60)        20.91
                                                             --------         -------          -------       -------
Less Distributions
Distributions from net investment income..................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
    Total distributions...................................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
Net Asset Value, End of Period............................   $ 167.26         $184.25          $168.22       $185.17
                                                             ========         =======          =======       =======
Total Return (%)..........................................       (9.1)          15.7 (b)          (9.0)        12.7 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)...................................       1.07           1.12 (c)          0.97         1.02 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)...............................       1.07           1.09 (c)          0.97         0.99 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................      (0.06)          0.02 (c)          0.05         0.09 (c)
Portfolio turnover rate (%)...............................         11             28 (c)            11           28 (c)
Net assets, end of period (000)...........................   $140,273         $24,082          $74,818       $10,416

--------
(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Janus Mid Cap Portfolio

                                                                               Class A
                                                       ------------------------------------------------------
                                                                       Year Ended December 31,
                                                       ------------------------------------------------------
                                                         2002       2001        2000        1999       1998
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period.................. $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                       --------  ----------  ----------  ----------  --------
Income From Investment Operations
Net investment income (loss)..........................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
Net realized and unrealized gain (loss) on investments    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                       --------  ----------  ----------  ----------  --------
    Total from investment operations..................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                       --------  ----------  ----------  ----------  --------
Less Distributions
Distributions from net investment income..............     0.00        0.00        0.00        0.00      0.00
Distributions from net realized capital gains.........     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
    Total distributions...............................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, End of Period........................ $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                       ========  ==========  ==========  ==========  ========
Total Return (%)......................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%).     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net
 assets (%)...........................................    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)...........................       78         105         118         103       107
Net assets, end of period (000)....................... $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                       Class B                       Class E
                                           ---------------------------     -----------------------
                                                        January 2, 2001(a)              May 1, 2001(a)
                                            Year Ended       through        Year Ended     through
                                           December 31,    December 31,    December 31,  December 31,
                                               2002            2001            2002          2001
                                           ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period          $14.50         $ 21.47          $14.58        $19.02
                                              ------         -------          ------        ------
Income From Investment Operations
Net investment income (loss)..............     (0.06)          (0.04)          (0.01)         0.00
Net realized and unrealized gain (loss) on
 investments..............................     (4.17)          (6.93)          (4.24)        (4.44)
                                              ------         -------          ------        ------
    Total from investment operations......     (4.23)          (6.97)          (4.25)        (4.44)
                                              ------         -------          ------        ------
Net Asset Value, End of Period............    $10.27         $ 14.50          $10.33        $14.58
                                              ======         =======          ======        ======
Total Return (%)..........................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net
 assets (%)...............................      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)...............        78             105 (c)          78           105 (c)
Net assets, end of period (000)...........    $9,037         $12,334          $3,605        $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     MetLife Mid Cap Stock Index Portfolio

                                                           Class A                           Class B
                                              ------------------------------     ---------------------------
                                                  Year Ended     July 5, 2000(a)              January 2, 2001(a)
                                                 December 31,        through      Year Ended       through
                                              -----------------   December 31,   December 31,    December 31,
                                                2002      2001        2000           2002            2001
                                              --------  -------  --------------- ------------ ------------------
Net Asset Value, Beginning of Period......... $  10.46  $ 10.64      $ 10.00       $ 10.43          $10.54
                                              --------  -------      -------       -------          ------
Income From Investment Operations
Net investment income........................     0.05     0.06         0.03          0.03            0.04
Net realized and unrealized gain (loss) on
 investments.................................    (1.60)   (0.19)        0.66         (1.60)          (0.10)
                                              --------  -------      -------       -------          ------
    Total from investment operations.........    (1.55)   (0.13)        0.69         (1.57)          (0.06)
                                              --------  -------      -------       -------          ------
Less Distributions
Distributions from net investment income.....    (0.04)   (0.02)       (0.03)        (0.03)          (0.02)
Distributions from net realized capital gains     0.00    (0.03)       (0.02)         0.00           (0.03)
                                              --------  -------      -------       -------          ------
    Total distributions......................    (0.04)   (0.05)       (0.05)        (0.03)          (0.05)
                                              --------  -------      -------       -------          ------
Net Asset Value, End of Period............... $   8.87  $ 10.46      $ 10.64       $  8.83          $10.43
                                              ========  =======      =======       =======          ======
Total Return (%).............................    (14.9)    (1.2)         6.8 (b)     (15.1)            3.1 (b)
Ratio of operating expenses to average net
 assets (%)..................................     0.43     0.45         0.45 (c)      0.68            0.70 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.70     0.71         0.92 (c)      0.46            0.48 (c)
Portfolio turnover rate (%)..................       46       45          124 (c)        46              45 (c)
Net assets, end of period (000).............. $117,340  $97,505      $61,934       $12,790          $5,895
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       --     0.52         0.83 (c)        --            0.77 (c)

                                                                                          Class E
                                                                                -----------------------
                                                                                             May 1, 2001(a)
                                                                                 Year Ended     through
                                                                                December 31,  December 31,
                                                                                    2002          2001
                                                                                ------------ --------------
Net Asset Value, Beginning of Period...........................................    $10.45        $10.54
                                                                                   ------        ------
Income From Investment Operations
Net investment income..........................................................      0.05          0.00
Net realized and unrealized gain (loss) on investments.........................     (1.61)        (0.09)
                                                                                   ------        ------
    Total from investment operations...........................................     (1.56)        (0.09)
                                                                                   ------        ------
Less Distributions
Distributions from net investment income.......................................     (0.04)         0.00
                                                                                   ------        ------
    Total distributions........................................................     (0.04)         0.00
                                                                                   ------        ------
Net Asset Value, End of Period.................................................    $ 8.85        $10.45
                                                                                   ======        ======
Total Return (%)...............................................................     (15.0)         (0.9)(b)
Ratio of operating expenses to average net assets (%)..........................      0.58          0.60 (c)
Ratio of net investment income to average net assets (%).......................      0.62          0.00 (c)
Portfolio turnover rate (%)....................................................        46            45 (c)
Net assets, end of period (000)................................................    $9,804        $  0.1
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)...........................        --          0.67 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               Neuberger Berman Partners Mid Cap Value Portfolio

                                                                       Class A
                                              ------------------------------------------------------
                                                                                     November 9, 1998(a)
                                                     Year Ended December 31,               through
                                              -------------------------------------     December 31,
                                                2002      2001      2000      1999          1998
                                              --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period......... $  14.16  $  14.82  $  11.97  $ 10.73        $10.00
                                              --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income........................     0.06      0.13      0.04     0.06          0.03
Net realized and unrealized gain (loss) on
 investments.................................    (1.42)    (0.50)     3.35     1.80          0.71
                                              --------  --------  --------  -------        ------
    Total from investment operations.........    (1.36)    (0.37)     3.39     1.86          0.74
                                              --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.....    (0.01)    (0.03)    (0.04)   (0.07)        (0.01)
Distributions from net realized capital gains    (0.03)    (0.26)    (0.50)   (0.55)         0.00
                                              --------  --------  --------  -------        ------
    Total distributions......................    (0.04)    (0.29)    (0.54)   (0.62)        (0.01)
                                              --------  --------  --------  -------        ------
Net Asset Value, End of Period............... $  12.76  $  14.16  $  14.82  $ 11.97        $10.73
                                              ========  ========  ========  =======        ======
Total Return (%).............................     (9.6)     (2.5)     28.3     17.6           7.4 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.80      0.81      0.87     0.72          0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     0.77      0.69      0.76       --            -- (c)
Ratio of net investment income to average
 net assets (%)..............................     0.43      0.90      0.58     0.86          2.61 (c)
Portfolio turnover rate (%)..................       84       212       207      134            21 (c)
Net assets, end of period (000).............. $156,117  $160,074  $131,356  $38,722        $8,647
The Ratios of operating expenses to average
 net assets without giving effect to
 the voluntary expense agreement would have
 been (%)....................................       --        --        --     1.18         1.86 (c)

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............   $ 14.12        $14.36        $14.15        $14.37
                                                    -------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.01          0.04          0.03          0.00
Net realized and unrealized gain (loss) on
 investments.....................................     (1.40)        (0.28)        (1.40)        (0.22)
                                                    -------        ------        ------        ------
    Total from investment operations.............     (1.39)        (0.24)        (1.37)        (0.22)
                                                    -------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.01)         0.00         (0.01)         0.00
Distributions from net realized capital gains....     (0.03)         0.00         (0.03)         0.00
                                                    -------        ------        ------        ------
    Total distributions..........................     (0.04)         0.00         (0.04)         0.00
                                                    -------        ------        ------        ------
Net Asset Value, End of Period...................   $ 12.69        $14.12        $12.74        $14.15
                                                    =======        ======        ======        ======
Total Return (%).................................      (9.9)         (1.7)(b)      (9.7)         (1.5)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      1.05          1.06 (c)      0.95          0.96 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      1.02          0.97 (c)      0.92          0.87 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.17          0.77 (c)      0.29          0.67 (c)
Portfolio turnover rate (%)......................        84           212 (c)        84           212 (c)
Net assets, end of period (000)..................   $11,113        $2,410        $5,735        $   32

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                 Franklin Templeton Small Cap Growth Portfolio

                                     Class A                    Class B                    Class E
                            ----------------------     ----------------------     ----------------------
                                            May 1,                     May 1,                     May 1,
                                Year       2001(a)         Year       2001(a)         Year       2001(a)
                               Ended       through        Ended       through        Ended       through
                            December 31, December 31,  December 31, December 31,  December 31, December 31,
                                2002         2001          2002         2001          2002         2001
                            ------------ ------------  ------------ ------------  ------------ ------------
Net Asset Value, Beginning
 of Period.................   $  8.88       $10.00        $ 8.88       $10.00        $ 8.88       $10.00
                              -------       ------        ------       ------        ------       ------
Income From Investment
 Operations
Net investment income
 (loss)....................     (0.04)        0.00         (0.04)       (0.01)        (0.01)        0.00
Net realized and unrealized
 gain (loss) on
 investments...............     (2.43)       (1.12)        (2.45)       (1.11)        (2.46)       (1.12)
                              -------       ------        ------       ------        ------       ------
Total from investment
 operations................     (2.47)       (1.12)        (2.49)       (1.12)        (2.47)       (1.12)
                              -------       ------        ------       ------        ------       ------
Net Asset Value, End of
 Period....................   $  6.41       $ 8.88        $ 6.39       $ 8.88        $ 6.41       $ 8.88
                              =======       ======        ======       ======        ======       ======
Total Return (%)...........     (27.8)       (11.2)(b)     (28.0)       (11.2)(b)     (27.8)       (11.2)(b)
Ratio of operating expenses
 to average net
 assets (%)................      1.05         1.05 (c)      1.30         1.30 (c)      1.20         1.20 (c)
Ratio of net investment
 income (loss) to average
 net assets (%)............     (0.60)        0.00 (c)     (0.85)       (0.51)(c)     (0.72)       (0.41)(c)
Portfolio turnover
 rate (%)..................        33           67 (c)        33           67 (c)        33           67 (c)
Net assets, end of period
 (000).....................   $12,079       $7,468        $9,403       $4,493        $2,235       $    6
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 would have been (%).......      1.51         2.69 (c)      1.76         2.94 (c)      1.66         2.84 (c)

--------
(a) Commencement of Operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                       Loomis Sayles Small Cap Portfolio

                                                                                                     Class A
                                                                                ------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                ------------------------------------------------
                                                                                  2002      2001      2000      1999      1998
                                                                                --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period........................................... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92
                                                                                --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income..........................................................     0.14      0.34      0.42      0.51      1.24
Net realized and unrealized gain (loss) on investments.........................   (38.32)   (19.28)    10.13     48.23     (4.01)
                                                                                --------  --------  --------  --------  --------
    Total from investment operations...........................................   (38.18)   (18.94)    10.55     48.74     (2.77)
                                                                                --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.......................................    (0.18)    (0.53)    (0.01)    (0.53)    (1.24)
Distributions from net realized capital gains..................................     0.00    (12.67)    (1.86)     0.00     (1.32)
Distributions in excess of net realized capital gains..........................     0.00     (1.02)     0.00      0.00     (0.07)
                                                                                --------  --------  --------  --------  --------
    Total Distributions........................................................    (0.18)   (14.22)    (1.87)    (0.53)    (2.63)
                                                                                --------  --------  --------  --------  --------
Net Asset Value, End of Period................................................. $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                                                                ========  ========  ========  ========  ========
Total Return (%)...............................................................    (21.6)     (8.8)      5.2      31.8      (1.7)
Ratio of operating expenses to average net assets before expense reductions (%)     0.97      1.00      0.96      1.00      1.00
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)...........................................................................     0.97      1.00      0.95        --        --
Ratio of net investment income to average net assets (%).......................     0.14      0.18      0.22      0.34      0.88
Portfolio turnover rate (%)....................................................       99       111       148       146       111
Net assets, end of period (000)................................................ $281,477  $406,525  $486,439  $322,318  $238,589
The Ratios of operating expenses to average net assets without giving effect
 to the voluntary expense agreement would have been (%)........................       --      1.00      0.95      1.10      1.10

                                                                                     Class B                Class E
                                                                                 ---------------- -----------------------
                                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                                     through       Year Ended     through
                                                                                   December 31,   December 31,  December 31,
                                                                                       2002           2002          2002
                                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................................     $144.89        $177.03       $179.40
                                                                                     -------        -------       -------
Income From Investment Operations
Net investment income...........................................................        0.00           0.03          0.07
Net realized and unrealized gain (loss) on investments..........................       (6.69)        (38.32)        (2.44)
                                                                                     -------        -------       -------
    Total from investment operations............................................       (6.69)        (38.29)        (2.37)
                                                                                     -------        -------       -------
Less Distributions
Distributions from net investment income........................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
    Total Distributions.........................................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
Net Asset Value, End of Period..................................................     $138.20        $138.65       $177.03
                                                                                     =======        =======       =======
Total Return (%)................................................................        (4.6)(b)      (21.6)         (1.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%).        1.22 (c)       1.12          1.15 (c)
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)............................................................................        1.22 (c)       1.12          1.15 (c)
Ratio of net investment income to average net assets (%)........................        0.00 (c)      (0.01)         0.03 (c)
Portfolio turnover rate (%).....................................................          99 (c)         99           111 (c)
Net assets, end of period (000).................................................     $     1        $10,242       $ 2,142
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)............................          --             --          1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    State Street Research Aurora Portfolio

                                                       Class A                         Class B
                                         -------------------------------     -----------------------
                                             Year Ended      July 5, 2000(a)              May 1, 2001(a)
                                            December 31,         through      Year Ended     through
                                         ------------------   December 31,   December 31,  December 31,
                                           2002      2001         2000           2002          2001
                                         --------  --------  --------------- ------------ --------------
Net Asset Value, Beginning of Period.... $  14.13  $  12.24      $ 10.00        $14.12        $14.12
                                         --------  --------      -------        ------        ------
Income From Investment Operations
Net investment income (loss)............    (0.04)     0.02         0.03          0.00          0.00
Net realized and unrealized gain (loss)
 on investments.........................    (2.95)     1.94         2.29         (3.01)         0.00
                                         --------  --------      -------        ------        ------
    Total from investment operations....    (2.99)     1.96         2.32         (3.01)         0.00
                                         --------  --------      -------        ------        ------
Less Distributions
Distributions from net investment income    (0.01)    (0.01)       (0.03)        (0.01)         0.00
Distributions from net realized capital
 gains..................................    (0.06)    (0.06)       (0.05)        (0.06)         0.00
                                         --------  --------      -------        ------        ------
    Total distributions.................    (0.07)    (0.07)       (0.08)        (0.07)         0.00
                                         --------  --------      -------        ------        ------
Net Asset Value, End of Period.......... $  11.07  $  14.13      $ 12.24        $11.04        $14.12
                                         ========  ========      =======        ======        ======
Total Return (%)........................    (21.3)     16.0         23.2 (b)     (21.5)          0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.95      0.98         1.05 (c)      1.20          1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.28)     0.18         1.12 (c)     (0.53)         0.00 (c)
Portfolio turnover rate (%).............       27        15           24 (c)        27            15 (c)
Net assets, end of period (000)......... $319,202  $291,426      $54,379        $   10        $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        1.34 (c)         --            --

                                                                     Class E
                                                           -----------------------
                                                                        May 1, 2001(a)
                                                            Year Ended     through
                                                           December 31,  December 31,
                                                           ------------ --------------
Net Asset Value, Beginning of Period......................   $ 14.12        $14.12
                                                             -------        ------
Income From Investment Operations
Net investment income (loss)..............................     (0.01)        (0.01)
Net realized and unrealized gain (loss) on investments....     (3.00)         0.01
                                                             -------        ------
    Total from investment operations......................     (3.01)         0.00
                                                             -------        ------
Less Distributions
Distributions from net investment income..................     (0.01)         0.00
Distributions from net realized capital gains.............     (0.06)         0.00
                                                             -------        ------
    Total distributions...................................     (0.07)         0.00
                                                             -------        ------
Net Asset Value, End of Period............................   $ 11.04        $14.12
                                                             =======        ======
Total Return (%)..........................................     (21.5)          0.0 (b)
Ratio of operating expenses to average net assets (%).....      1.10          1.13 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................     (0.43)        (0.25)(c)
Portfolio turnover rate (%)...............................        27            15 (c)
Net assets, end of period (000)...........................   $56,055        $6,720
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)......................................        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                      Morgan Stanley EAFE Index Portfolio

                                                                               Class A
                                                      ------------------------------------------------------
                                                                                             November 9, 1998(a)
                                                             Year Ended December 31,               through
                                                      -------------------------------------     December 31,
                                                        2002      2001      2000      1999          1998
                                                      --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period................. $   8.75  $  11.22  $  13.34  $ 10.80        $ 10.00
                                                      --------  --------  --------  -------        -------
Income From Investment Operations
Net investment income................................     0.10      0.09      0.07     0.10           0.01
Net realized and unrealized gain (loss) on
 investments.........................................    (1.55)    (2.52)    (2.00)    2.58           0.80
                                                      --------  --------  --------  -------        -------
    Total from investment operations.................    (1.45)    (2.43)    (1.93)    2.68           0.81
                                                      --------  --------  --------  -------        -------
Less Distributions
Distributions from net investment income.............    (0.04)    (0.03)    (0.11)   (0.06)         (0.01)
Distributions from net realized capital gains........     0.00     (0.01)    (0.08)   (0.08)          0.00
                                                      --------  --------  --------  -------        -------
    Total distributions..............................    (0.04)    (0.04)    (0.19)   (0.14)         (0.01)
                                                      --------  --------  --------  -------        -------
Net Asset Value, End of Period....................... $   7.26  $   8.75  $  11.22  $ 13.34        $ 10.80
                                                      ========  ========  ========  =======        =======
Total Return (%).....................................    (16.6)    (21.7)    (14.5)    24.9            8.1 (b)
Ratio of operating expenses to average net assets (%)     0.73      0.70      0.58     0.50           0.49 (c)
Ratio of net investment income to average net
 assets (%)..........................................     1.43      1.00      0.76     1.25           0.71 (c)
Portfolio turnover rate (%)..........................       23         9        10       44             13 (c)
Net assets, end of period (000)...................... $112,325  $112,775  $100,950  $82,355        $25,453
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...............     0.79      0.82      0.78     1.77           1.41 (c)

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........    $ 8.66          $11.12          $ 8.74        $10.43
                                                 ------          ------          ------        ------
Income From Investment Operations
Net investment income........................      0.06            0.04            0.06          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (1.50)          (2.46)          (1.51)        (1.69)
                                                 ------          ------          ------        ------
    Total from investment operations.........     (1.44)          (2.42)          (1.45)        (1.69)
                                                 ------          ------          ------        ------
Less Distributions
Distributions from net investment income.....     (0.04)          (0.03)          (0.04)         0.00
Distributions from net realized capital gains      0.00           (0.01)           0.00          0.00
                                                 ------          ------          ------        ------
    Total distributions......................     (0.04)          (0.04)          (0.04)         0.00
                                                 ------          ------          ------        ------
Net Asset Value, End of Period...............    $ 7.18          $ 8.66          $ 7.25        $ 8.74
                                                 ======          ======          ======        ======
Total Return (%).............................     (16.8)          (21.8)(b)       (16.7)        (16.2)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.98            0.95 (c)        0.88          0.85 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.11            0.46 (c)        1.02          0.00 (c)
Portfolio turnover rate (%)..................        23               9 (c)          23             9 (c)
Net assets, end of period (000)..............    $9,654          $4,099          $9,838        $   61
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)....................................      1.04            1.07 (c)        0.94          0.97 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              Balanced Portfolio

                                                     Class A                                Class E
                                ------------------------------------------------  -----------------------
                                                                                               May 1, 2001(a)
                                             Year Ended December 31,               Year Ended     through
                                ------------------------------------------------  December 31,  December 31,
                                  2002      2001      2000      1999      1998        2002          2001
                                --------  --------  --------  --------  --------  ------------ --------------
Net Asset Value, Beginning of
 Period........................ $  12.44  $  13.58  $  13.85  $  15.51  $  14.86     $12.43        $12.72
                                --------  --------  --------  --------  --------     ------        ------
Income From Investment
 Operations
Net investment income..........     0.34      0.39      0.42      0.43      0.38       0.29          0.05
Net realized and unrealized
 gain (loss) on investments....    (1.99)    (0.99)    (0.68)    (1.21)     0.97      (1.96)        (0.34)
                                --------  --------  --------  --------  --------     ------        ------
    Total from investment
     operations................    (1.65)    (0.60)    (0.26)    (0.78)     1.35      (1.67)        (0.29)
                                --------  --------  --------  --------  --------     ------        ------
Less Distributions
Distributions from net
 investment income.............    (0.27)    (0.54)     0.00     (0.43)    (0.38)     (0.27)         0.00
Distributions from net realized
 capital gains.................     0.00      0.00     (0.01)    (0.26)    (0.32)      0.00          0.00
Distributions in excess of net
 realized capital gains........     0.00      0.00      0.00     (0.19)     0.00       0.00          0.00
                                --------  --------  --------  --------  --------     ------        ------
    Total Distributions........    (0.27)    (0.54)    (0.01)    (0.88)    (0.70)     (0.27)         0.00
                                --------  --------  --------  --------  --------     ------        ------
Net Asset Value, End of
 Period........................ $  10.52  $  12.44  $  13.58  $  13.85  $  15.51     $10.49        $12.43
                                ========  ========  ========  ========  ========     ======        ======
Total Return (%)...............    (13.5)     (4.5)     (1.9)     (5.1)      9.1      (13.7)         (2.3)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)........     0.85      0.83      0.80      0.77      0.82       1.00          0.98 (c)
Ratio of operating expenses to
 average net assets after
 expense reductions (%) (d)....     0.83      0.83      0.80        --        --       0.98          0.98 (c)
Ratio of net investment income
 to average net assets (%).....     2.69      3.00      2.88      2.83      2.72       2.54          2.71 (c)
Portfolio turnover rate (%)....       47        65       126        63        72         47            65 (c)
Net assets, end of period
 (000)......................... $102,817  $143,059  $159,977  $192,666  $190,577     $9,548        $1,583

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

            Salomon Brothers Strategic Bond Opportunities Portfolio

                                                                            Class A
                                                         ---------------------------------------------
                                                                    Year Ended December 31,
                                                         ---------------------------------------------
                                                           2002      2001      2000     1999     1998
                                                         --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period.................... $  11.20  $  11.42  $ 10.67  $ 11.43  $ 12.01
                                                         --------  --------  -------  -------  -------
Income From Investment Operations
Net investment income...................................     0.69      0.70     0.77     0.95     0.80
Net realized and unrealized gain (loss) on investments..     0.35      0.04    (0.02)   (0.78)   (0.56)
                                                         --------  --------  -------  -------  -------
    Total from investment operations....................     1.04      0.74     0.75     0.17     0.24
                                                         --------  --------  -------  -------  -------
Less Distributions
Distributions from net investment income................    (0.80)    (0.96)    0.00    (0.93)   (0.79)
Distributions from net realized capital gains...........     0.00      0.00     0.00     0.00    (0.02)
Distributions in excess of net realized capital gains...     0.00      0.00     0.00     0.00    (0.01)
                                                         --------  --------  -------  -------  -------
    Total distributions.................................    (0.80)    (0.96)    0.00    (0.93)   (0.82)
                                                         --------  --------  -------  -------  -------
Net Asset Value, End of Period.......................... $  11.44  $  11.20  $ 11.42  $ 10.67  $ 11.43
                                                         ========  ========  =======  =======  =======
Total Return (%)........................................      9.6       6.6      7.0      1.4      2.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.85      0.84     0.78     0.81     0.85
Ratio of Net Investment Income to Average Net Assets (%)     6.25      6.44     6.90     8.15     7.20
Portfolio Turnover Rate (%).............................      239       248      360      224      283
Net Assets, End of Period (000)......................... $122,023  $109,448  $95,434  $94,910  $95,450

                                                             Class B                Class E
                                                         ---------------  -----------------------
                                                         July 30, 2002(a)     Year     May 1, 2001(a)
                                                             through         Ended        through
                                                          December 31,    December 31,  December 31,
                                                              2002            2002          2001
                                                         ---------------  ------------ --------------
Net Asset Value, Beginning of Period....................     $10.43         $ 11.20        $10.80
                                                             ------         -------        ------
Income From Investment Operations
Net investment income...................................       0.14            0.73          0.10
Net realized and unrealized gain (loss) on investments..       0.84            0.29          0.30
                                                             ------         -------        ------
    Total from investment operations....................       0.98            1.02          0.40
                                                             ------         -------        ------
Less Distributions
Distributions from net investment income................       0.00           (0.80)         0.00
Distributions from net realized capital gains...........       0.00            0.00          0.00
Distributions in excess of net realized capital gains...       0.00            0.00          0.00
                                                             ------         -------        ------
    Total distributions.................................       0.00           (0.80)         0.00
                                                             ------         -------        ------
Net Asset Value, End of Period..........................     $11.41         $ 11.42        $11.20
                                                             ======         =======        ======
Total Return (%)........................................        9.4 (b)         9.4           3.7 (b)
Ratio of Operating Expenses to Average Net Assets (%)...       1.10 (c)        1.00          0.99 (c)
Ratio of Net Investment Income to Average Net Assets (%)       5.66 (c)        6.03          5.50 (c)
Portfolio Turnover Rate (%).............................        239 (c)         239           248 (c)
Net Assets, End of Period (000).........................     $    2         $26,060        $2,476

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  Salomon Brothers U.S. Government Portfolio

                                                                 Class A
                                              --------------------------------------------
                                                         Year Ended December 31,
                                              --------------------------------------------
                                                2002      2001     2000     1999     1998
                                              --------  --------  ------- -------  -------
Net Asset Value, Beginning of Period......... $  11.97  $  11.94  $ 10.81 $ 11.47  $ 11.14
                                              --------  --------  ------- -------  -------
Income From Investment Operations
Net investment income........................     0.38      0.37     0.67    0.65     0.47
Net realized and unrealized gain (loss) on
 investments.................................     0.54      0.41     0.46   (0.62)    0.37
                                              --------  --------  ------- -------  -------
    Total from investment operations.........     0.92      0.78     1.13    0.03     0.84
                                              --------  --------  ------- -------  -------
Less Distributions
Distributions from net investment income.....    (0.38)    (0.75)    0.00   (0.66)   (0.45)
Distributions from net realized capital gains    (0.17)     0.00     0.00   (0.03)   (0.06)
                                              --------  --------  ------- -------  -------
    Total Distributions......................    (0.55)    (0.75)    0.00   (0.69)   (0.51)
                                              --------  --------  ------- -------  -------
Net Asset Value, End of Period............... $  12.34  $  11.97  $ 11.94 $ 10.81  $ 11.47
                                              ========  ========  ======= =======  =======
Total Return (%).............................      7.9       6.7     10.5     0.2      7.5
Ratio of Operating Expenses to Average Net
 Assets (%)..................................     0.70      0.70     0.70    0.70     0.70
Ratio of Net Investment Income to Average
 Net Assets (%)..............................     2.20      4.49     6.29    5.89     5.70
Portfolio Turnover Rate (%)..................      672       362      583     530      496
Net Assets, End of Period (000).............. $180,989  $102,066  $57,173 $50,967  $45,807
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................     0.70      0.73     0.71    0.72     0.77

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)              May 1, 2001(a)
                                                  through       Year Ended     through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........      $11.88        $ 11.96        $11.45
                                                   ------        -------        ------
Income From Investment Operations
Net investment income........................        0.04           0.31          0.07
Net realized and unrealized gain (loss) on
 investments.................................        0.39           0.42          0.44
                                                   ------        -------        ------
    Total from investment operations.........        0.43           0.73          0.51
                                                   ------        -------        ------
Less Distributions
Distributions from net investment income.....        0.00          (0.20)         0.00
Distributions from net realized capital gains        0.00          (0.17)         0.00
                                                   ------        -------        ------
    Total Distributions......................        0.00          (0.37)         0.00
                                                   ------        -------        ------
Net Asset Value, End of Period...............      $12.31        $ 12.32        $11.96
                                                   ======        =======        ======
Total Return (%).............................         3.6 (b)        7.7           4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)..................................        0.95 (c)       0.85          0.85 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)..............................        1.34 (c)       2.05          3.39 (c)
Portfolio Turnover Rate (%)..................         672 (c)        672           362 (c)
Net Assets, End of Period (000)..............      $    2        $67,262        $6,289
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................        0.95 (c)       0.85          0.88 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS

Alger Equity Growth Portfolio
Davis Venture Value Portfolio
FI Structured Equity Portfolio
Harris Oakmark Large Cap Value Portfolio
MetLife Stock Index Portfolio
MFS Investors Trust Portfolio
MFS Research Managers Portfolio
Met/Putnam Voyager Portfolio (formerly Putnam Large Cap Growth Portfolio) State Street Research Investment Trust Portfolio
T. Rowe Price Large Cap Growth Portfolio

Janus Mid Cap Portfolio
MetLife Mid Cap Stock Index Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
State Street Research Aggressive Growth Portfolio

Loomis Sayles Small Cap Portfolio
Russell 2000(R) Index Portfolio
State Street Research Aurora Portfolio

T. Rowe Price Small Cap Growth Portfolio

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

Morgan Stanley EAFE(R) Index Portfolio
Putnam International Stock Portfolio
Scudder Global Equity Portfolio

EQUITY AND FIXED-INCOME PORTFOLIO

State Street Research Diversified Portfolio

FIXED-INCOME PORTFOLIOS

Lehman Brothers(R) Aggregate Bond Index Portfolio
State Street Research Bond Income Portfolio

MONEY MARKET PORTFOLIO

State Street Research Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................   3
Section II--Information about each Portfolio...............................   6
Section III--Other Information about the Fund.............................. 161
Financial Highlights....................................................... 164

                       Information about each Portfolio
                       --------------------------------
Alger Equity Growth Portfolio..............................................   8
Davis Venture Value Portfolio..............................................  12
FI Structured Equity Portfolio.............................................  16
Harris Oakmark Large Cap Value Portfolio...................................  20
MetLife Stock Index Portfolio..............................................  26
MFS Investors Trust Portfolio..............................................  31
MFS Research Managers Portfolio............................................  36
Met/Putnam Voyager Portfolio...............................................  42
State Street Research Investment Trust Portfolio...........................  48
T. Rowe Price Large Cap Growth Portfolio...................................  54
Janus Mid Cap Portfolio....................................................  62
MetLife Mid Cap Stock Index Portfolio......................................  70
Neuberger Berman Partners Mid Cap Value Portfolio..........................  75
State Street Research Aggressive Growth Portfolio..........................  80
Loomis Sayles Small Cap Portfolio..........................................  86
Russell 2000 Index Portfolio...............................................  92
State Street Research Aurora Portfolio.....................................  97
T. Rowe Price Small Cap Growth Portfolio................................... 105
Morgan Stanley EAFE Index Portfolio........................................ 112
Putnam International Stock Portfolio....................................... 118
Scudder Global Equity Portfolio............................................ 124
State Street Research Diversified Portfolio................................ 131
Lehman Brothers Aggregate Bond Index Portfolio............................. 141
State Street Research Bond Income Portfolio................................ 147
State Street Research Money Market Portfolio............................... 155

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Twenty-five of these portfolios (the "Portfolios") are offered through this prospectus.
MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Janus Mid Cap Portfolio is a "diversified" fund. As a "non-diversified" fund, the Janus Mid Cap Portfolio may hold fewer securities than the other Portfolios. If the stocks held by the Janus Mid Cap Portfolio perform poorly, the Portfolio could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the "Index Portfolios") and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Portfolio may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types



Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Alger Equity Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Portfolio, invests, under normal circumstances, the Portfolio's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the Portfolio may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts,

                                                  Alger Equity Growth Portfolio


variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                       [CHART]

1995   1996   1997   1998   1999    2000    2001    2002
-----  -----  -----  -----  -----  ------  ------  ------
48.8%  13.2%  25.6%  47.8%  34.1%  -13.7%  -12.0%  -33.2%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Life of the Portfolio
                     Past One Year Past Five Years  (October 31, 1994)
                     ------------- --------------- ---------------------
       Class A......    -33.17%         0.12%                  9.11%
       Class B*.....    -33.42%        -0.13%                  8.86%
       Class E**....    -33.24%        -0.03%                  8.96%
       S&P 500 Index    -22.09%        -0.58%                  9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                 Class A Class B Class E
                                                                 ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price
  or redemption price, whichever is lower)......................  None    None    None

Alger Equity Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Management Fees...................................  0.75%   0.75%   0.75%
   Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
   Other Expenses....................................  0.04%   0.04%   0.04%
                                                       -----   -----   -----
   Total Annual Portfolio Operating Expenses.........  0.79%   1.04%   0.94%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              One Year Three Years Five Years Ten Years
                              -------- ----------- ---------- ---------
         Class A.............   $ 81      $252        $439     $  978
         Class B.............   $106      $331        $574     $1,271
         Class E.............   $ 96      $300        $520     $1,155

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Portfolio Management

As of December 31, 2002, Alger managed approximately $8.4 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

                                                  Alger Equity Growth Portfolio



Dan C. Chung and David Hyun are the portfolio managers of the Portfolio. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

                                                  Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

                                                  Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                        FI Structured Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. FMR normally invests at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Portfolio's assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Portfolio and in selecting its investments. FMR considers the Portfolio's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                 FI Structured Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser and its investment objective and principal investment strategies. Performance information set forth below reflects results prior to these changes.

                       [CHART]

1994   1995   1996   1997   1998   1999  2000    2001    2002
-----  -----  -----  -----  -----  ----  -----  ------  ------
-1.2%  36.5%  18.1%  33.5%  24.4%  9.4%  -5.2%  -13.9%  -19.5%

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -17.71% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................    -19.45%        -2.20%              8.38%
Class B*......................    -19.70%        -2.45%              8.13%
Class E**.....................    -19.56%        -2.35%              8.23%
S&P 500 Index.................    -22.09%        -0.58%              9.47%
Russell 1000 Value Index......    -15.52%         1.16%             10.29%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

FI Structured Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.67%   0.67%   0.67%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.72%   0.97%   0.87%

--------
(1) FMR directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.71% for Class A shares, 0.96% for Class B shares and 0.86% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $74       $230        $401     $  894
               Class B   $99       $309        $536     $1,190
               Class E   $89       $278        $482     $1,073

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.   The Portfolio may invest in exchange traded funds
("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                                                 FI Structured Equity Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of the Portfolio. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio's average daily net assets.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above.

Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                       Harris Oakmark Large Cap Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Large Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                [CHART]

 1999  2000   2001    2002
-----  -----  -----  ------
-6.9%  12.4%  18.4%  -14.2%


During the period shown above, the highest quarterly return was -12.92% for the second quarter of 1999, and the lowest quarterly return was -16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                       Life of the
                                                        Portfolio
                                                       (November 1,
                                         Past One Year    1998)
                                         ------------- ------------
             Class A....................    -14.16%        0.83%
             Class B*...................    -14.41%        0.58%
             Class E**..................    -14.29%        0.68%
             S&P 500 Index..............    -22.09%       -3.90%
             Russell 1000 Value Index***    -15.52%       -0.20%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Russell
    1000 Value Index instead of the S&P 500 Index. The Russell 1000 Value Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

                                       Harris Oakmark Large Cap Value Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.75%   0.75%   0.75%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.08%   0.08%   0.08%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.83%   1.08%   0.98%

--------
(1) Harris directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.82% for Class A shares, 1.07% for Class B shares and 0.97% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 85      $265        $460     $1,025
               Class B   $110      $343        $595     $1,317
               Class E   $100      $312        $542     $1,201

Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                       Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris managed approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan joined Harris in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         MFS Investors Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, ordinarily invests at least 65% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Portfolio may invest in companies of any size, the Portfolio focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Portfolio may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Investors Trust Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                    [CHART]

2000    2001    2002
-----  ------  ------
-0.2%  -15.9%  -20.2%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -14.10% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -20.20%           -9.69%
               Class B*.....    -20.45%           -9.94%
               Class E**....    -20.24%           -9.84%
               S&P 500 Index    -22.09%           -9.53%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

                                                  MFS Investors Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.75%   0.75%   0.75%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.59%   0.59%   0.59%
                                                   ------  ------  ------
      Total Annual Portfolio Operating Expenses(1)  1.34%   1.59%   1.49%
      Fee Waiver and/or Expense Reimbursement(2).. (0.34%) (0.34%) (0.34%)
                                                   ------  ------  ------
      Net Operating Expenses(1)(2)................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.32% for Class A shares, 1.57% for Class B shares and 1.47% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.98% for Class A shares, 1.23% for Class B shares and 1.13% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $391        $702     $1,583
               Class B   $127      $469        $834     $1,861
               Class E   $117      $438        $781     $1,750

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

MFS Investors Trust Portfolio



Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                                  MFS Investors Trust Portfolio



  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., a Senior Vice President of MFS, and Brooks Taylor, a Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Taylor has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                        MFS Research Managers Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, invests at least 80% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Portfolio invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Portfolio may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Portfolio from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                                MFS Research Managers Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

       [CHART]

 2000    2001    2002
------  ------  ------
-3.6%   -21.0%  -24.1%

During the period shown above, the highest quarterly return was 22.37% for the fourth quarter of 1999, and the lowest quarterly return was -19.26% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -24.12%           -9.54%
               Class B*.....        N/A              N/A
               Class E**....    -24.21%           -9.69%
               S&P 500 Index    -22.09%           -9.53%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

MFS Research Managers Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.75%   0.75%   0.75%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses(1)......................................  0.39%   0.39%   0.39%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses(1)...........  1.14%   1.39%   1.29%
Fee Waiver and/or Expense Reimbursement(2)............. (0.14%) (0.14%) (0.14%)
                                                        ------  ------  ------
Net Operating Expenses(1)(2)...........................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.07% for Class A shares, 1.32% for Class B shares and 1.22% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.93% for Class A shares, 1.18% for Class B shares and 1.08% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $102      $348        $614     $1,374
Class B............................   $127      $426        $747     $1,656
Class E............................   $117      $395        $694     $1,544

                                                MFS Research Managers Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities.   The Portfolio may invest in Rule 144A securities. Since
trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

MFS Research Managers Portfolio


countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distributions or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                MFS Research Managers Portfolio



Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of equity research analysts.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         Met/Putnam Voyager Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests mainly in common stocks of U.S. companies, with a focus on growth stocks. The Portfolio invests mainly in midsized and large companies, although the Portfolio may invest in companies of any size.

  Stock Selection

Putnam looks for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in companies that Putnam believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. Putnam will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

  . Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                   Met/Putnam Voyager Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

  [CHART]

 2001    2002
------  ------
-30.8%  -28.9%

During the period shown above, the highest quarterly return was 13.22% for the fourth quarter of 2001, and the lowest quarterly return was -26.85% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                             Life of the Portfolio
                               Past One Year     (May 1, 2000)
                               ------------- ---------------------
Class A.......................    -28.90%           -31.89%
Class B*......................    -29.15%           -32.14%
Class E**.....................    -28.97%           -32.04%
Russell 1000 Growth Index.....    -27.88%           -26.73%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Met/Putnam Voyager Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
                                                  ------- ------- -------
      Management Fees............................  0.80%   0.80%   0.80%
      Distribution and Service (12b-1) Fees......  0.00%   0.25%   0.15%
      Other Expenses.............................  0.27%   0.27%   0.27%
                                                  ------  ------  ------
      Total Annual Portfolio Operating Expenses..  1.07%   1.32%   1.22%
      Fee Waiver and/or Expense Reimbursement (1) (0.07%) (0.07%) (0.07%)
                                                  ------  ------  ------
      Net Operating Expenses (1).................  1.00%   1.25%   1.15%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $333        $583     $1,299
               Class B   $127      $411        $717     $1,584
               Class E   $117      $380        $664     $1,471

                                                   Met/Putnam Voyager Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and forward, futures and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Met/Putnam Voyager Portfolio



  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion for retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's Large Cap Growth team, with Mr. Brian O'Toole as Managing Director and Chief Investment Officer. In this role, he heads the team managing global and U.S. large-cap growth equity portfolios for both institutional and mutual fund investors. Mr. O'Toole is also the portfolio leader for other Putnam funds. Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. Before joining Putnam, Mr. O'Toole was the Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management from 1998-2002, and a Senior Portfolio Manager at The Northern Trust Company from 1994 to 1998.

Tony H. Elavia and Eric M. Wetlaufer are also members of Putnam's Large Cap Growth team. Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998). Mr. Wetlaufer joined Putnam in


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.


Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                   Met/Putnam Voyager Portfolio


1997 and has 16 years of investment experience. He co-leads the teams responsible for managing mid-cap growth equity institutional portfolios.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $500 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.80% of the Portfolio's average daily net assets.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

                               State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%  -26.1%


During the period shown above, the highest quarterly return was 19.47% for the fourth quarter of 1998, and the lowest quarterly return was -17.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......    -26.13%        -2.67%          7.28%
           Class B*.....    -26.28%        -2.92%          7.03%
           Class E*.....    -26.21%        -2.82%          7.13%
           S&P 500 Index    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.49%   0.49%   0.49%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.54%   0.79%   0.69%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.52% for Class A shares, 0.77% for Class B shares and 0.67% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $55       $173        $302      $677
               Class B   $81       $252        $439      $978
               Class E   $70       $221        $384      $859

                               State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Investment Trust Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                               State Street Research Investment Trust Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since its inception. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since its inception, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio's average daily net assets.

                   T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price's classifications). You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio's objective. It is a fundamental policy of the Portfolio to not invest more than 30% of total assets in foreign securities.

  Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio's investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.



Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                                       T. Rowe Price Large Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

T. Rowe Price Large Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000   2001    2002
-----  -----  -----  ------
22.2%  -0.5%  -9.9%  -23.2%


During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was -15.22% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year  (November 1, 1998)
                             ------------- ---------------------
               Class A......    -23.24%           -1.79%
               Class B*.....    -23.49%           -2.04%
               Class E**....    -23.29%           -1.94%
               S&P 500 Index    -22.09%           -3.90%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                       T. Rowe Price Large Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.63%   0.63%   0.63%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.14%   0.14%   0.14%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.77%   1.02%   0.92%

--------
(1) T. Rowe Price directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 79      $246        $428     $  954
               Class B   $104      $325        $563     $1,248
               Class E   $ 94      $293        $509     $1,131

T. Rowe Price Large Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                       T. Rowe Price Large Cap Growth Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-

T. Rowe Price Large Cap Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about $140.6 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

                                       T. Rowe Price Large Cap Growth Portfolio



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $50 million of the Portfolio's average daily net assets, and 0.60% for amounts over $50 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.63% of the Portfolio's average daily net assets.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with capitalizations between approximately $1.3 billion and $10.8 billion.

The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                                        Janus Mid Cap Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998    1999    2000    2001    2002
-----  ------  ------  ------  ------
37.2%  122.9%  -31.2%  -37.3%  -29.0%


During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years    (March 1, 1997)
                               ------------- --------------- ---------------------
Class A.......................    -28.98%        -1.31%              3.20%
Class B*......................    -29.17%        -1.56%              2.95%
Class E*......................    -23.05%        -1.46%              3.05%
S&P MidCap 400 Index..........    -14.52%         6.41%             10.10%
Russell Midcap Growth Index**.    -27.41%        -1.82%              1.56%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the Russell
   Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio's subadviser believes that the Russell Midcap Growth Index better reflects the universe of mid cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                        Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.69%   0.69%   0.69%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.06%   0.06%   0.06%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....  0.75%   1.00%   0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 77      $240        $417     $  930
Class B.......................   $102      $318        $552     $1,225
Class E.......................   $ 92      $287        $498     $1,108

Janus Mid Cap Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

                                                        Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                        Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2002, Janus managed approximately $138 billion in assets. Janus is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

Jonathan D. Coleman, Executive Vice President, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1995 as a research analyst.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                     MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's Mid Cap 400 Composite Stock Price Index ("S&P MidCap 400 Index"). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2002, the median stock market capitalization of companies in the S&P MidCap 400 Index was $1.5 billion. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P Mid Cap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P Mid Cap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P Mid Cap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of mid cap stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                          MetLife Mid Cap Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


 2001    2002
-----   ------
-1.2%   -14.9%



During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                               Life of the Portfolio
                                 Past One Year    (July 1, 2000)
                                 ------------- ---------------------
            Class A.............    -14.91%           -4.20%
            Class B*............    -15.11%           -4.45%
            Class E*............    -15.02%           -4.35%
            S&P MidCap 400 Index    -14.52%           -3.44%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

MetLife Mid Cap Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.18%   0.18%   0.18%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $44       $138        $241      $542
               Class B   $69       $218        $379      $847
               Class E   $59       $186        $324      $726

                                          MetLife Mid Cap Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Mid Cap Stock Index Portfolio


Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                              Neuberger Berman Partners Mid Cap Value Portfolio



Investment Objective

The investment objective of the Portfolio is capital growth.

Principal Investment Strategies

Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of mid capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Neuberger Berman defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with market capitalizations between approximately $1.3 billion and $10.8 billion. The Portfolio may invest in foreign securities.

  Stock Selection

Neuberger Berman looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

  . strong fundamentals, such as a company's financial, operational and competitive positions

  .  consistent cash flow

  .  a sound earnings record through all phases of the market cycle

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.
The Portfolio generally considers selling a stock when it reaches Neuberger Berman's target price, when it fails to perform as expected or when other opportunities appear more attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.
  . The risks associated with foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Neuberger Berman Partners Mid Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000    2001  2002
-----  -----  -----  -----
17.6%  28.3%  -2.5%  -9.6%



During the period shown above, the highest quarterly return was 16.29% for the second quarter of 1999, and the lowest quarterly return was -14.16% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                                        Past One Year  (November 1, 1998)
                                        ------------- ---------------------
     Class A...........................     -9.64%            8.93%
     Class B*..........................     -9.91%            8.68%
     Class E*..........................     -9.71%            8.78%
     S&P MidCap 400 Index..............    -14.52%            7.42%
     S&P MidCap 400/Barra Value Index**    -10.10%            7.41%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the S&P
   MidCap 400/Barra Value Index instead of the S&P MidCap 400 Index. The S&P MidCap 400/Barra Value Index more accurately describes the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                    Class A Class B Class E
                                                    ------- ------- -------
    Maximum Sales Charge Imposed on
      Purchases (as a percentage of offering price)  None    None    None
    Maximum Deferred Sales Charge (as a
      percentage of purchase price or redemption
      price, whichever is lower)...................  None    None    None

                              Neuberger Berman Partners Mid Cap Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.69%   0.69%   0.69%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.80%   1.05%   0.95%

--------
(1) Neuberger Berman directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.77% for Class A shares, 1.02% for Class B shares and 0.92% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

Neuberger Berman Partners Mid Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Neuberger Berman may use certain techniques, such as forward contracts, to manage these risks. However, Neuberger Berman cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                              Neuberger Berman Partners Mid Cap Value Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2002 of about $56.1 billion. Neuberger Berman is located at 605 Third Avenue, 2/nd/ Floor, New York, New York 10158-0180.

Andrew B. Wellington, Managing Director and Vice President of Neuberger Berman, has managed the Portfolio since May 2003, and served as Associate Manager of the Portfolio from 2001 to 2003. From 1996 to 2001, Mr. Wellington was a portfolio manager at another firm.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $100 million of the Portfolio's average daily net assets, 0.675% for the next $250 million, 0.65% for the next $500 million, 0.625% for the next $750 million, and 0.60% for amounts over $1.6 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

               State Street Research Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio's total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. State Street Research generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index, or a similar index. As of June 30, 2002, the Russell Midcap Index included companies with market capitalizations ranging from $1.3 to $10.8 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio's total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities subject to the limitations set out under "More About Investment Strategies and Risks--Foreign Securities."

  Stock Selection

In selecting stocks, State Street Research takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

                              State Street Research Aggressive Growth Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996  1997  1998   1999    2000   2001    2002
-----  -----  -----  ----  ----  -----  -----  -----  ------  ------
22.6%  -1.9%  29.5%  7.7%  6.7%  13.7%  33.2%  -7.6%  -23.8%  -28.7%

During the period shown above, the highest quarterly return was 33.85% for the fourth quarter of 1999, and the lowest quarterly return was -25.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                Past One Year Past Five Years Past Ten Years
                                ------------- --------------- --------------
    Class A....................    -28.72%         -5.33%          3.14%
    Class B*...................        N/A            N/A            N/A
    Class E**..................    -28.79%         -5.48%          2.99%
    Russell Midcap Growth Index    -27.41%         -1.82%          6.71%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

State Street Research Aggressive Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.73%   0.73%   0.73%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.06%   0.06%   0.06%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.79%   1.04%   0.94%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   One Year Three Years Five Years Ten Years
                                   -------- ----------- ---------- ---------
    Class A.......................   $ 81      $252        $439     $  978
    Class B.......................   $106      $331        $574     $1,271
    Class E.......................   $ 96      $300        $520     $1,155

                              State Street Research Aggressive Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

State Street Research Aggressive Growth Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                              State Street Research Aggressive Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Eileen Leary has been responsible for the Portfolio's day-to-day management since October 2002. A senior vice president, she joined State Street Research in 1989 and has been an investment professional since 1993.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio's average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio's average daily net assets.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                       Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                              Loomis Sayles Small Cap Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  -----  ------
28.9%  30.7%  24.9%  -1.7%  31.8%  5.2%  -8.8%  -21.6%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                        Past One Year Past Five Years     (May 2, 1994)
                        ------------- --------------- ---------------------
     Class A...........    -21.56%        -0.50%              8.22%
     Class B*..........    -21.81%        -0.75%              7.97%
     Class E**.........    -21.64%        -0.65%              8.07%
     Russell 2000 Index    -20.48%        -1.36%              6.42%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Loomis Sayles Small Cap Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
                                          ------- ------- -------
Management Fees..........................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
Other Expenses...........................  0.07%   0.07%   0.07%
                                           -----   -----   -----
Total Annual Portfolio Operating Expenses  0.97%   1.22%   1.12%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 99      $309        $536     $1,190
Class B............................   $124      $387        $670     $1,477
Class E............................   $114      $356        $617     $1,363

                                              Loomis Sayles Small Cap Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's directors, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Portfolio may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Loomis Sayles Small Cap Portfolio


is based on the value of the individual securities it holds, the value of a Portfolio's investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's or ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing,


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                              Loomis Sayles Small Cap Portfolio


the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2002, Loomis Sayles managed approximately $54.8 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of the Portfolio. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Portfolio since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Portfolio since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                         Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

                                                   Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1999   2000   2001   2002
-----  -----  ----  ------
22.7%  -3.8%  0.9%  -20.5%


During the period shown above, the highest quarterly return was 20.03% for the fourth quarter of 2001, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................    -20.48%           -0.03%
Class B*.....................................    -20.62%           -0.28%
Class E*.....................................    -20.58%           -0.18%
Russell 2000 Index...........................    -20.48%            1.66%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.24%   0.24%   0.24%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.49%   0.74%   0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

                                                   Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.
  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Russell 2000 Index Portfolio


is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                    State Street Research Aurora Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio's total assets in small-cap stocks which in the opinion of State Street Research are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index or the S&P Small Cap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if State Street Research continues to believe that those shares are an attractive investment. The Portfolio's stock investments may include common and preferred stocks, convertible securities and warrants.

State Street Research may adjust the composition of the Portfolio's holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks, growth stocks, preferred stock, convertible bonds or warrants. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among small company stocks, State Street Research takes a value approach, searching for those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

State Street Research Aurora Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

                                         State Street Research Aurora Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


2001    2002
-----  ------
16.0%  -21.3%


During the period shown above, the highest quarterly return was 21.60% for the fourth quarter of 2001, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year    (July 1, 2000)
                                              ------------- ---------------------
Class A......................................    -21.31%            4.81%
Class B*.....................................    -21.48%            4.56%
Class E*.....................................    -21.49%            4.66%
Russell 2000 Value Index.....................    -11.43%            6.55%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

State Street Research Aurora Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.85%   0.85%   0.85%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.10%   0.10%   0.10%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.95%   1.20%   1.10%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 97      $303        $525     $1,166
Class B............................   $122      $381        $660     $1,455
Class E............................   $112      $350        $606     $1,340

                                         State Street Research Aurora Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Aurora Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                         State Street Research Aurora Portfolio



  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Small-Cap Value Team has been responsible for the Portfolio's day-to-day management since May 2003. The portfolio management team includes John F. Burbank, Paul Haagensen and Caroline Evascu. Mr. Burbank has been responsible for the management of the Portfolio since its inception, and has been


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Aurora Portfolio


lead portfolio manager since April 2001. Mr. Burbank, a managing director, joined State Street Research in 1987. Mr. Haagensen, a senior vice president, joined State Street Research in 2002. During the past five years he has also served as portfolio manager and senior analyst at Putnam Investments. Ms. Evascu, a vice president, joined State Street Research in 2001. During the past five years she has also served as a vice president and senior analyst at SG Cowen Asset Management, and as a research associate at Donaldson, Lufkin & Jenrette.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.85% of the Portfolio's average daily net assets.

                   T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in a diversified group of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of December 31, 2002, this included companies with market capitalizations of approximately $2.9 billion and below. A company will continue to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

  Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a "top down" manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing--research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Small Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

                                       T. Rowe Price Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998  1999   2000   2001    2002
----  -----  -----  -----  ------
3.5%  28.0%  -9.1%  -9.0%  -26.7%

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was -24.72% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                            Life of the Portfolio
                                              Past One Year Past Five Years    (March 1, 1997)
                                              ------------- --------------- ---------------------
Class A......................................    -26.68%        -4.29%             -0.80%
Class B*.....................................    -26.93%        -4.54%             -1.05%
Class E**....................................    -26.78%        -4.44%             -0.95%
Russell 2000 Growth Index....................    -30.26%        -6.59%             -3.06%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

T. Rowe Price Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.52%   0.52%   0.52%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.09%   0.09%   0.09%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.61%   0.86%   0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $62       $195        $340     $  762
Class B............................   $88       $274        $477     $1,061
Class E............................   $78       $243        $422     $  942

                                       T. Rowe Price Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio's investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Small Cap Growth Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

                                       T. Rowe Price Small Cap Growth Portfolio



Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about $140.6 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio's average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.52% of the Portfolio's average daily net assets.

                      Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2002, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the MSCI EAFE Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

                                            Morgan Stanley EAFE Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                     [CHART]

1999    2000    2001    2002
-----  ------  ------  ------
24.9%  -14.5%  -21.7%  -16.6%


During the period shown above, the highest quarterly return was 16.19% for the fourth quarter of 1999, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    -16.63%           -6.57%
Class B*..........................................    -16.76%           -6.82%
Class E*..........................................    -16.65%           -6.72%
MSCI EAFE Index...................................    -15.94%           -5.61%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                            Morgan Stanley EAFE Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.30%   0.30%   0.30%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.49%   0.49%   0.49%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  0.79%   1.04%   0.94%
Fee Waiver and/or Expense Reimbursement (1)............ (0.04%) (0.04%) (0.04%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  0.75%   1.00%   0.90%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 77      $248        $435     $  974
Class B............................   $102      $327        $570     $1,267
Class E............................   $ 92      $296        $516     $1,151

Morgan Stanley EAFE Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                            Morgan Stanley EAFE Index Portfolio


defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                           Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

                                           Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                           Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                        Scudder Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Deutsche Investment Management Americas Inc. ("Deutsche Investment Management"), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio's assets in equity securities (primarily common stock) of U.S. and foreign-based companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

  Stock Selection

In choosing stocks, Deutsche Investment Management uses a combination of three analytical disciplines:

Bottom-up research. Deutsche Investment Management looks for companies that are industry leaders, have strong finances and management, and appear able to make the most of local, regional and global opportunities.

Growth orientation. Deutsche Investment Management primarily invests in companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. Deutsche Investment Management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Deutsche Investment Management intends to keep the Portfolio's holdings diversified across industries and geographical areas, although, depending on its outlook, it may increase or reduce the Portfolio's exposure to a given industry or area.

Deutsche Investment Management uses analytical tools to actively monitor the risk profile of the Portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

Deutsche Investment Management uses several strategies in seeking to reduce downside risk, including : (i) diversifying broadly among companies, industries, countries and regions; (ii) focusing on high quality companies with reasonable valuations; and (iii) generally focusing on countries with developed economies.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                                                Scudder Global Equity Portfolio



The Portfolio will normally sell a stock when Deutsche Investment Management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the Portfolio's emphasis on a given country.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Scudder Global Equity Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998   1999   2000    2001    2002
-----  -----  -----  ------  ------
16.0%  25.2%  -1.6%  -16.1%  -16.0%


During the period shown above, the highest quarterly return was 16.04% for the fourth quarter of 1999, and the lowest quarterly return was -16.60% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                                 Life of the Portfolio
                                                   Past One Year Past Five Years    (March 1, 1997)
                                                   ------------- --------------- ---------------------
Class A...........................................    -16.01%          0.13%             1.70%
Class B*..........................................        N/A            N/A               N/A
Class E**.........................................    -16.12%         -0.02%             1.55%
MSCI World Index (net dividends)..................    -19.89%         -2.11%             0.28%
--------
*  No Class B shares of this Portfolio were outstanding as of December 31, 2002.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                                Scudder Global Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.64%   0.64%   0.64%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.17%   0.17%   0.17%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.81%   1.06%   0.96%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 83      $259        $450     $1,002
Class B............................   $108      $337        $585     $1,294
Class E............................   $ 98      $306        $531     $1,178

Scudder Global Equity Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Deutsche Investment Management may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Deutsche Investment Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                                Scudder Global Equity Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

It is a fundamental policy of the Portfolio that no more than 5% of its assets may be committed to transactions in options, futures or other derivative instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Scudder Global Equity Portfolio



Portfolio Management

Deutsche Investment Management is a wholly-owned subsidiary of Deutsche Bank AG, the world's fourth largest asset management firm based on assets under management. As of December 31, 2002 Deutsche Investment Management had more than $389 billion in assets under management. Deutsche Investment Management is located at 345 Park Avenue, New York, New York 10154.

The Portfolio is managed by a team of investment professionals led by William
E. Holzer, a Managing Director who has been with Deutsche Investment Management (formerly named Zurich Scudder Investments, Inc.) since 1980. The other team members include Steve M. Wreford, Vice President, and Nick Bratt, Managing Director. Mr. Wreford and Mr. Bratt have been with Deutsche Investment Management since 2001 and 1976, respectively. Mr. Holzer and Mr. Wreford are responsible for the day-to-day management of the Portfolio including global equity strategy. Mr. Bratt's broad responsibilities include strategic insight for the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio's average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.64% of the Portfolio's average daily net assets.

                  State Street Research Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in equity securities, fixed-income securities and short-term money market instruments.
The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

The Portfolio's investments in equity securities will be in stocks and convertible securities that have long-term growth potential.

The Portfolio's fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations ("CMOs") and collateralized debt obligations ("CDOs"), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

The Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

State Street Research Diversified Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

With respect to the money market portion, the Portfolio may invest in the highest quality, U.S. dollar denominated, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper, asset-backed securities and U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest the entire money market portion of its assets in any one type of security. The money market instrument portion of the Portfolio's assets will be invested in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of those securities will not be more than 90 days.

As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

  Investment Selection

Equity Securities. In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

Fixed-income Securities. In selecting fixed-income securities, State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short- term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

                                    State Street Research Diversified Portfolio


desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

State Street Research monitors and adjusts the investments of the Portfolio's fixed-income portion to try to maintain a duration generally within 11/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was 3.75 years.

Money Market Instruments. In selecting money market instruments, State Street Research invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

  . Poor performance of equity securities relative to fixed-income securities when State Street Research emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when State Street Research invests relatively more of the Portfolio's assets in fixed-income securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

State Street Research Diversified Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995    1996  1997   1998   1999  2000  2001    2002
-----  -----  -----  -----  -----  -----  ----  ----  -----  ------
12.8%  -3.1%  27.0%  14.5%  20.6%  19.6%  8.7%  1.0%  -6.3%  -13.9%


During the period shown above, the highest quarterly return was 11.68% for the second quarter of 1997, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     -13.88%         1.17%         7.35%
Class B*......................         N/A           N/A           N/A
Class E**.....................     -13.93%         1.02%         7.20%
S&P 500 Index.................     -22.09%        -0.58%         9.34%
Lehman Brothers Aggregate
  Bond Index..................      10.25%         7.55%         7.51%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                    State Street Research Diversified Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.44%   0.44%   0.44%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses (1)................................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses (1).....  0.49%   0.74%   0.64%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.48% for Class A shares, 0.73% for Class B shares and 0.63% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

State Street Research Diversified Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                    State Street Research Diversified Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Diversified Portfolio


investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

                                    State Street Research Diversified Portfolio



Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the fixed-income portion and making decisions with

State Street Research Diversified Portfolio


regard to duration targets, yield curve positioning and weightings of sectors and types of securities. The equity portion of the Portfolio is managed by Mr. John T. Wilson as the lead portfolio manager and by Mr. Greg Markel as portfolio manager. Mr. Wilson has been responsible for the day-to-day management of the equity portion of the Portfolio since July 1996. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director, joined State Street Research in 1996. Mr. Markel has assisted with the management of the Portfolio since 1997, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president, joined State Street Research in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio's average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio's average daily net assets.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

                                 Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

                                 Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                    State Street Research Bond Income Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

State Street Research Bond Income Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

                                    State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

                                    State Street Research Bond Income Portfolio


Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

State Street Research Money Market Portfolio



   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

                                   State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

                                   State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Money Market Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Alger Equity Growth Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $  20.74  $  25.06  $  29.34  $  25.11  $  17.62
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss)............................     0.01      0.00      0.03     (0.01)     0.04
Net realized and unrealized gain (loss) on investments..    (6.89)    (2.91)    (3.99)     8.34      8.37
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................    (6.88)    (2.91)    (3.96)     8.33      8.41
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................     0.00     (0.07)    (0.09)     0.00     (0.04)
Distributions from net realized capital gains...........     0.00     (1.34)     0.00     (0.01)     0.00
Distributions in excess of net realized capital gains...     0.00      0.00     (0.23)    (4.09)    (0.88)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................     0.00     (1.41)    (0.32)    (4.10)    (0.92)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $  13.86  $  20.74  $  25.06  $  29.34  $  25.11
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................    (33.2)    (12.0)    (13.7)     34.1      47.8
Ratio of operating expenses to average net assets (%)...     0.79      0.84      0.79      0.80      0.83
Ratio of net investment income to average net assets (%)     0.05      0.00      0.23     (0.03)     0.19
Portfolio turnover rate (%).............................      243        88        88       128       119
Net assets, end of period (000)......................... $449,676  $788,097  $968,357  $841,053  $410,726

                                                                    Class B                Class E
                                                                ---------------- -----------------------
                                                                July 30, 2002(a)     Year     May 1, 2001(a)
                                                                    through         Ended        through
                                                                  December 31,   December 31,  December 31,
                                                                      2002           2002          2001
                                                                ---------------- ------------ --------------
Net Asset Value, Beginning of Period...........................      $14.64        $ 20.64        $23.50
                                                                     ------        -------        ------
Income From Investment Operations
Net investment income (loss)...................................       (0.01)         (0.01)         0.00
Net realized and unrealized gain (loss) on investments.........       (0.98)         (6.85)        (2.86)
                                                                     ------        -------        ------
    Total from investment operations...........................       (0.99)         (6.86)        (2.86)
                                                                     ------        -------        ------
Net Asset Value, End of Period.................................      $13.65        $ 13.78        $20.64
                                                                     ======        =======        ======
Total Return (%)...............................................        (6.8)(b)      (33.2)        (12.2)(b)
Ratio of operating expenses to average net assets (%)..........        1.04 (c)       0.94          0.99 (c)
Ratio of net investment income (loss) to average net assets (%)       (0.24)(c)      (0.06)         0.00 (c)
Portfolio turnover rate (%)....................................         243 (c)        243            88 (c)
Net assets, end of period (000)................................      $    1        $15,218        $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        FI Structured Equity Portfolio

                                                                                      Class A
                                                                 ------------------------------------------------
                                                                              Year Ended December 31,
                                                                 ------------------------------------------------
                                                                   2002      2001      2000      1999      1998
                                                                 --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period............................ $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98
                                                                 --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...........................................     1.53      1.06      1.16      1.78      1.30
Net realized and unrealized gain (loss) on investments..........   (31.88)   (26.45)   (11.28)    17.51     42.44
                                                                 --------  --------  --------  --------  --------
    Total from investment operations............................   (30.35)   (25.39)   (10.12)    19.29     43.74
                                                                 --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income........................    (1.27)    (1.49)     0.00     (1.78)    (1.31)
Distributions from net realized capital gains...................     0.00      0.00     (4.98)   (27.36)   (14.07)
                                                                 --------  --------  --------  --------  --------
    Total distributions.........................................    (1.27)    (1.49)    (4.98)   (29.14)   (15.38)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $ 124.89  $ 156.51  $ 183.39  $ 198.49  $ 208.34
                                                                 ========  ========  ========  ========  ========
Total Return (%)................................................    (19.5)    (13.9)     (5.2)      9.4      24.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.72      0.78      0.73      0.74      0.78
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.71      0.74      0.70        --        --
Ratio of net investment income to average net assets (%)........     1.30      0.60      0.61      0.94      0.80
Portfolio turnover rate (%).....................................      142       154       138       115       100
Net assets, end of period (000)................................. $491,124  $298,982  $388,127  $417,540  $281,557

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)     Year     May 1, 2001(a)
                                                  through         Ended        through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........     $125.90        $156.28       $177.17
                                                  -------        -------       -------
Income From Investment Operations
Net investment income........................        0.18           1.35          0.14
Net realized and unrealized gain (loss) on
 investments.................................       (1.61)        (31.80)       (21.03)
                                                  -------        -------       -------
    Total from investment operations.........       (1.43)        (30.45)       (20.89)
                                                  -------        -------       -------
Less Distributions
Distributions from net investment income.....        0.00          (1.17)         0.00
                                                  -------        -------       -------
    Total distributions......................        0.00          (1.17)         0.00
                                                  -------        -------       -------
Net Asset Value, End of Period...............     $124.47        $124.66       $156.28
                                                  =======        =======       =======
Total Return (%).............................        (1.1)(b)      (19.6)        (11.8)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........        0.97 (c)       0.87          0.93 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        0.96 (c)       0.86          0.89 (c)
Ratio of net investment income to average
 net assets (%)..............................        1.36 (c)       1.15          0.61 (c)
Portfolio turnover rate (%)..................         142 (c)        142           154 (c)
Net assets, end of period (000)..............     $     6        $ 5,619       $ 1,527

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   Harris Oakmark Large Cap Value Portfolio

                                                                                  Class A
                                                         -----------------------------------------------------
                                                                                               November 9, 1998(a)
                                                                Year Ended December 31,              through
                                                         ------------------------------------     December 31,
                                                           2002      2001      2000     1999          1998
                                                         --------  --------  -------  -------  -------------------
Net Asset Value, Beginning of Period.................... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                                         --------  --------  -------  -------        ------
Income From Investment Operations
Net investment income...................................     0.06      0.08     0.13     0.10          0.03
Net realized and unrealized gain (loss) on investments..    (1.66)     1.72     0.97    (0.78)        (0.30)
                                                         --------  --------  -------  -------        ------
    Total from investment operations....................    (1.60)     1.80     1.10    (0.68)        (0.27)
                                                         --------  --------  -------  -------        ------
Less Distributions
Distributions from net investment income................    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
Distributions from net realized capital gains...........    (0.16)     0.00    (0.10)   (0.01)         0.00
Tax return of capital...................................    (0.10)     0.00     0.00     0.00          0.00
                                                         --------  --------  -------  -------        ------
    Total distributions.................................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                                         --------  --------  -------  -------        ------
Net Asset Value, End of Period.......................... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                                         ========  ========  =======  =======        ======
Total Return (%)........................................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average net assets (%)     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............................       30        33       82       17            16 (c)
Net assets, end of period (000)......................... $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)..........................       --        --       --     1.15          1.79 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)     Year     May 1, 2001(a)
                                                                     through         Ended        through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 9.96        $ 11.55        $11.00
                                                                      ------        -------        ------
Income From Investment Operations
Net investment income...........................................        0.01           0.09          0.00
Net realized and unrealized gain (loss) on investments..........       (0.38)         (1.71)         0.55
                                                                      ------        -------        ------
    Total from investment operations............................       (0.37)         (1.62)         0.55
                                                                      ------        -------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.08)         0.00
Distributions from net realized capital gains...................        0.00          (0.16)         0.00
Tax return of capital...........................................        0.00          (0.10)         0.00
                                                                      ------        -------        ------
    Total distributions.........................................        0.00          (0.34)         0.00
                                                                      ------        -------        ------
Net Asset Value, End of Period..................................      $ 9.59        $  9.59        $11.55
                                                                      ======        =======        ======
Total Return (%)................................................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average net assets (%)........        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%).....................................          30 (c)         30            33 (c)
Net assets, end of period (000).................................      $    9        $24,936        $  185

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Investors Trust Portfolio

                                                                               Class A
                                                             ----------------------------------------
                                                                                        April 30, 1999(a)
                                                              Year Ended December 31,        through
                                                             -------------------------    December 31,
                                                               2002     2001     2000         1999
                                                             -------  -------  -------  -----------------
Net Asset Value, Beginning of Period........................ $  8.57  $ 10.23  $ 10.26       $10.00
                                                             -------  -------  -------       ------
Income From Investment Operations
Net investment income.......................................    0.05     0.05     0.04         0.02
Net realized and unrealized gain (loss) on investments......   (1.78)   (1.67)   (0.06)        0.26
                                                             -------  -------  -------       ------
    Total from investment operations........................   (1.73)   (1.62)   (0.02)        0.28
                                                             -------  -------  -------       ------
Less Distributions
Distributions from net investment income....................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
    Total distributions.....................................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
Net Asset Value, End of Period.............................. $  6.81  $  8.57  $ 10.23       $10.26
                                                             =======  =======  =======       ======
Total Return (%)............................................   (20.2)   (15.9)    (0.2)         2.9 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    0.90     0.90     0.90         0.90 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    0.88       --       --           --
Ratio of net investment income to average net assets (%)....    0.62     0.58     0.51         0.45 (c)
Portfolio turnover rate (%).................................      63       86       68           60 (c)
Net assets, end of period (000)............................. $20,618  $24,506  $18,422       $6,841
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................    1.34     1.37     1.57         2.03 (c)

                                                                Class B               Class E
                                                             -------------- -----------------------
                                                             May 1, 2002(a)              May 1, 2001(a)
                                                                through      Year Ended     through
                                                              December 31,  December 31,  December 31,
                                                                  2002          2002          2001
                                                             -------------- ------------ --------------
Net Asset Value, Beginning of Period........................    $  8.13        $ 8.57        $ 9.56
                                                                -------        ------        ------
Income From Investment Operations
Net investment income.......................................       0.01          0.04          0.01
Net realized and unrealized gain (loss) on investments......      (1.34)        (1.77)        (1.00)
                                                                -------        ------        ------
    Total from investment operations........................      (1.33)        (1.73)        (0.99)
                                                                -------        ------        ------
Less Distributions
Distributions from net investment income....................       0.00         (0.03)         0.00
                                                                -------        ------        ------
    Total distributions.....................................       0.00         (0.03)         0.00
                                                                -------        ------        ------
Net Asset Value, End of Period..............................    $  6.80        $ 6.81        $ 8.57
                                                                =======        ======        ======
Total Return (%)............................................      (16.4)(b)     (20.2)        (10.4)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................       1.15 (c)      1.05          1.05 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................       1.13 (c)      1.03            --
Ratio of net investment income to average net assets (%)....       0.55 (c)      0.55          0.26 (c)
Portfolio turnover rate (%).................................         63 (c)        63            86 (c)
Net assets, end of period (000).............................    $12,365        $4,436        $  730
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       1.59 (c)      1.49          1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        MFS Research Managers Portfolio

                                                    Class A                              Class E
                                  ----------------------------------------     -----------------------
                                                             April 30, 1999(a)              May 1, 2001(a)
                                   Year Ended December 31,        through       Year Ended     through
                                  -------------------------    December 31,    December 31,  December 31,
                                    2002     2001     2000         1999            2002          2001
                                  -------  -------  -------  ----------------- ------------ --------------
Net Asset Value, Beginning of
 Period.......................... $  9.04  $ 11.54  $ 11.98       $10.00          $ 9.01        $10.52
                                  -------  -------  -------       ------          ------        ------
Income From Investment
 Operations
Net investment income............    0.05     0.01     0.02         0.00            0.03          0.02
Net realized and unrealized gain
 (loss) on investments...........   (2.23)   (2.42)   (0.45)        1.98           (2.21)        (1.53)
                                  -------  -------  -------       ------          ------        ------
    Total from investment
     operations..................   (2.18)   (2.41)   (0.43)        1.98           (2.18)        (1.51)
                                  -------  -------  -------       ------          ------        ------
Less Distributions
Distributions from net investment
 income..........................   (0.01)    0.00    (0.01)        0.00           (0.01)         0.00
Distributions from net realized
 gains...........................    0.00    (0.09)    0.00         0.00            0.00          0.00
                                  -------  -------  -------       ------          ------        ------
    Total distributions..........   (0.01)   (0.09)   (0.01)        0.00           (0.01)         0.00
                                  -------  -------  -------       ------          ------        ------
Net Asset Value, End of Period... $  6.85  $  9.04  $ 11.54       $11.98          $ 6.82        $ 9.01
                                  =======  =======  =======       ======          ======        ======
Total Return (%).................   (24.1)   (21.0)    (3.6)        19.8 (b)       (24.2)        (14.4)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........    0.90     0.90     0.90         0.90 (c)        1.05          1.05 (c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............    0.83     0.90     0.90           --            0.98          1.05 (c)
Ratio of net investment income to
 average net assets (%)..........    0.58     0.14     0.09        (0.06)(c)        0.57          0.08 (c)
Portfolio turnover rate (%)......     112       98       83           84 (c)         112            98 (c)
Net assets, end of period (000).. $27,483  $42,191  $53,910       $6,872          $2,067        $  377
The Ratios of operating expenses
 to average net assets without
 giving effect to the contractual
 expense agreement would have
 been (%)........................    1.14     1.06     1.25         2.03 (c)        1.29          1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Met/Putnam Voyager Portfolio

                                                               Class A                 Class B
                                                   ----------------------------     --------------
                                                      Year Ended     May 1, 2000(a) May 1, 2002(a)
                                                     December 31,       through        through
                                                   ----------------   December 31,   December 31,
                                                     2002     2001        2000           2002
                                                   -------  -------  -------------- --------------
Net Asset Value, Beginning of Period.............. $  5.05  $  7.29     $ 10.00         $ 4.39
                                                   -------  -------     -------         ------
Income From Investment Operations
Net investment income (loss)......................    0.00    (0.01)      (0.01)          0.00
Net realized and unrealized gain (loss) on
 investments......................................   (1.46)   (2.23)      (2.70)         (0.82)
                                                   -------  -------     -------         ------
    Total from investment operations..............   (1.46)   (2.24)      (2.71)         (0.82)
                                                   -------  -------     -------         ------
Net Asset Value, End of Period.................... $  3.59  $  5.05     $  7.29         $ 3.57
                                                   =======  =======     =======         ======
Total Return (%)..................................   (28.9)   (30.8)      (27.1)(b)      (18.7)(b)
Ratio of operating expenses to average net assets
 (%)..............................................    1.00     1.00        1.00 (c)       1.25 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................    0.00    (0.25)      (0.23)(c)      (0.25)(c)
Portfolio turnover rate (%).......................      60       77          70 (c)         60 (c)
Net assets, end of period (000)................... $41,866  $54,626     $36,932         $  0.8
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............    1.07     1.12        1.39 (c)       1.32 (c)

                                                              Class E
                                                    -----------------------
                                                                 May 1, 2001(a)
                                                     Year Ended     through
                                                    December 31,  December 31,
                                                        2002          2001
                                                    ------------ --------------
 Net Asset Value, Beginning of Period..............    $ 5.04        $ 6.14
                                                       ------        ------
 Income From Investment Operations
 Net investment income (loss)......................      0.00         (0.01)
 Net realized and unrealized gain (loss) on
  investments......................................     (1.46)        (1.09)
                                                       ------        ------
     Total from investment operations..............     (1.46)        (1.10)
                                                       ------        ------
 Net Asset Value, End of Period....................    $ 3.58        $ 5.04
                                                       ======        ======
 Total Return (%)..................................     (29.0)        (17.9)(b)
 Ratio of operating expenses to average net assets
  (%)..............................................      1.15          1.15 (c)
 Ratio of net investment income (loss) to average
  net assets (%)...................................     (0.06)        (0.35)(c)
 Portfolio turnover rate (%).......................        60            77 (c)
 Net assets, end of period (000)...................    $4,462        $1,036
 The Ratios of operating expenses to average net
  assets without giving effect to the voluntary
  expense agreement would have been (%)............      1.22          1.27 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Investment Trust Portfolio

                                                                                   Class A
                                                         ----------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ----------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................       0.19        0.18        0.19        0.23        0.36
Net realized and unrealized gain (loss) on investments..      (6.96)      (6.00)      (2.55)       6.38        8.52
                                                         ----------  ----------  ----------  ----------  ----------
    Total from investment operations....................      (6.77)      (5.82)      (2.36)       6.61        8.88
                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................      (0.12)      (0.25)       0.00       (0.24)      (0.36)
Distributions from net realized capital gains...........       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                                         ----------  ----------  ----------  ----------  ----------
    Total distributions.................................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.......................... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%)........................................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.52        0.50        0.49          --          --
Ratio of net investment income to average net assets (%)       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%).............................         79         101          86          83          74
Net assets, end of period (000)......................... $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............    $25.80        $29.14        $25.89        $29.23
                                                     ------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.12          0.02          0.16          0.01
Net realized and unrealized gain (loss) on
 investments.....................................     (6.87)        (3.36)        (6.92)        (3.35)
                                                     ------        ------        ------        ------
    Total from investment operations.............     (6.75)        (3.34)        (6.76)        (3.34)
                                                     ------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.12)         0.00         (0.12)         0.00
Distributions from net realized capital gains....      0.00          0.00          0.00          0.00
                                                     ------        ------        ------        ------
    Total distributions..........................     (0.12)         0.00         (0.12)         0.00
                                                     ------        ------        ------        ------
Net Asset Value, End of Period...................    $18.93        $25.80        $19.01        $25.89
                                                     ======        ======        ======        ======
Total Return (%).................................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)......................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..................    $6,486        $2,849        $7,575        $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   T. Rowe Price Large Cap Growth Portfolio

                                                                           Class A
                                                  ------------------------------------------------------
                                                                                         November 9, 1998(a)
                                                         Year Ended December 31,               through
                                                  -------------------------------------     December 31,
                                                    2002      2001      2000      1999          1998
                                                  --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period............. $  11.64  $  12.93  $  13.41  $ 11.02        $10.00
                                                  --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income............................     0.02      0.03      0.03     0.02          0.01
Net realized and unrealized gain (loss) on
 investments.....................................    (2.72)    (1.31)    (0.09)    2.43          1.02
                                                  --------  --------  --------  -------        ------
    Total from investment operations.............    (2.70)    (1.28)    (0.06)    2.45          1.03
                                                  --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.........    (0.03)    (0.01)    (0.02)   (0.03)        (0.01)
Distributions from net realized capital gains....     0.00      0.00     (0.40)   (0.03)         0.00
                                                  --------  --------  --------  -------        ------
    Total distributions..........................    (0.03)    (0.01)    (0.42)   (0.06)        (0.01)
                                                  --------  --------  --------  -------        ------
Net Asset Value, End of Period................... $   8.91  $  11.64  $  12.93  $ 13.41        $11.02
                                                  ========  ========  ========  =======        ======
Total Return (%).................................    (23.2)     (9.9)     (0.4)    22.2          10.3 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................     0.77      0.76      0.78     0.87          0.50 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................     0.76      0.75      0.77       --            --
Ratio of net investment income to average net
 assets (%)......................................     0.22      0.27      0.23     0.23          0.93 (c)
Portfolio turnover rate (%)......................       49        67        62       46             6 (c)
Net assets, end of period (000).................. $127,939  $173,218  $180,072  $51,402        $6,740
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........       --        --        --     1.31          2.62 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                     through       Year Ended     through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 8.96         $11.63        $12.32
                                                                      ------         ------        ------
Income From Investment Operations
Net investment income...........................................        0.00           0.03          0.00
Net realized and unrealized gain (loss) on investments..........       (0.08)         (2.73)        (0.69)
                                                                      ------         ------        ------
    Total from investment operations............................       (0.08)         (2.70)        (0.69)
                                                                      ------         ------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.03)         0.00
Distributions from net realized capital gains...................        0.00           0.00          0.00
                                                                      ------         ------        ------
    Total distributions.........................................        0.00          (0.03)         0.00
                                                                      ------         ------        ------
Net Asset Value, End of Period..................................      $ 8.88         $ 8.90        $11.63
                                                                      ======         ======        ======
Total Return (%)................................................        (0.9)(b)      (23.3)         (5.6)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.02 (c)       0.92          0.91 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.01 (c)       0.91          0.90 (c)
Ratio of net investment income to average net assets (%)........        0.00 (c)       0.07          0.75 (c)
Portfolio turnover rate (%).....................................          49 (c)         49            67 (c)
Net assets, end of period (000).................................      $    1         $3,119        $   23

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Janus Mid Cap Portfolio

                                                                               Class A
                                                       ------------------------------------------------------
                                                                       Year Ended December 31,
                                                       ------------------------------------------------------
                                                         2002       2001        2000        1999       1998
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period.................. $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                       --------  ----------  ----------  ----------  --------
Income From Investment Operations
Net investment income (loss)..........................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
Net realized and unrealized gain (loss) on investments    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                       --------  ----------  ----------  ----------  --------
    Total from investment operations..................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                       --------  ----------  ----------  ----------  --------
Less Distributions
Distributions from net investment income..............     0.00        0.00        0.00        0.00      0.00
Distributions from net realized capital gains.........     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
    Total distributions...............................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, End of Period........................ $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                       ========  ==========  ==========  ==========  ========
Total Return (%)......................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%).     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net
 assets (%)...........................................    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)...........................       78         105         118         103       107
Net assets, end of period (000)....................... $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                       Class B                       Class E
                                           ---------------------------     -----------------------
                                                        January 2, 2001(a)              May 1, 2001(a)
                                            Year Ended       through        Year Ended     through
                                           December 31,    December 31,    December 31,  December 31,
                                               2002            2001            2002          2001
                                           ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period          $14.50         $ 21.47          $14.58        $19.02
                                              ------         -------          ------        ------
Income From Investment Operations
Net investment income (loss)..............     (0.06)          (0.04)          (0.01)         0.00
Net realized and unrealized gain (loss) on
 investments..............................     (4.17)          (6.93)          (4.24)        (4.44)
                                              ------         -------          ------        ------
    Total from investment operations......     (4.23)          (6.97)          (4.25)        (4.44)
                                              ------         -------          ------        ------
Net Asset Value, End of Period............    $10.27         $ 14.50          $10.33        $14.58
                                              ======         =======          ======        ======
Total Return (%)..........................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net
 assets (%)...............................      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)...............        78             105 (c)          78           105 (c)
Net assets, end of period (000)...........    $9,037         $12,334          $3,605        $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     MetLife Mid Cap Stock Index Portfolio

                                                           Class A                           Class B
                                              ------------------------------     ---------------------------
                                                  Year Ended     July 5, 2000(a)              January 2, 2001(a)
                                                 December 31,        through      Year Ended       through
                                              -----------------   December 31,   December 31,    December 31,
                                                2002      2001        2000           2002            2001
                                              --------  -------  --------------- ------------ ------------------
Net Asset Value, Beginning of Period......... $  10.46  $ 10.64      $ 10.00       $ 10.43          $10.54
                                              --------  -------      -------       -------          ------
Income From Investment Operations
Net investment income........................     0.05     0.06         0.03          0.03            0.04
Net realized and unrealized gain (loss) on
 investments.................................    (1.60)   (0.19)        0.66         (1.60)          (0.10)
                                              --------  -------      -------       -------          ------
    Total from investment operations.........    (1.55)   (0.13)        0.69         (1.57)          (0.06)
                                              --------  -------      -------       -------          ------
Less Distributions
Distributions from net investment income.....    (0.04)   (0.02)       (0.03)        (0.03)          (0.02)
Distributions from net realized capital gains     0.00    (0.03)       (0.02)         0.00           (0.03)
                                              --------  -------      -------       -------          ------
    Total distributions......................    (0.04)   (0.05)       (0.05)        (0.03)          (0.05)
                                              --------  -------      -------       -------          ------
Net Asset Value, End of Period............... $   8.87  $ 10.46      $ 10.64       $  8.83          $10.43
                                              ========  =======      =======       =======          ======
Total Return (%).............................    (14.9)    (1.2)         6.8 (b)     (15.1)            3.1 (b)
Ratio of operating expenses to average net
 assets (%)..................................     0.43     0.45         0.45 (c)      0.68            0.70 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.70     0.71         0.92 (c)      0.46            0.48 (c)
Portfolio turnover rate (%)..................       46       45          124 (c)        46              45 (c)
Net assets, end of period (000).............. $117,340  $97,505      $61,934       $12,790          $5,895
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       --     0.52         0.83 (c)        --            0.77 (c)

                                                                                          Class E
                                                                                -----------------------
                                                                                             May 1, 2001(a)
                                                                                 Year Ended     through
                                                                                December 31,  December 31,
                                                                                    2002          2001
                                                                                ------------ --------------
Net Asset Value, Beginning of Period...........................................    $10.45        $10.54
                                                                                   ------        ------
Income From Investment Operations
Net investment income..........................................................      0.05          0.00
Net realized and unrealized gain (loss) on investments.........................     (1.61)        (0.09)
                                                                                   ------        ------
    Total from investment operations...........................................     (1.56)        (0.09)
                                                                                   ------        ------
Less Distributions
Distributions from net investment income.......................................     (0.04)         0.00
                                                                                   ------        ------
    Total distributions........................................................     (0.04)         0.00
                                                                                   ------        ------
Net Asset Value, End of Period.................................................    $ 8.85        $10.45
                                                                                   ======        ======
Total Return (%)...............................................................     (15.0)         (0.9)(b)
Ratio of operating expenses to average net assets (%)..........................      0.58          0.60 (c)
Ratio of net investment income to average net assets (%).......................      0.62          0.00 (c)
Portfolio turnover rate (%)....................................................        46            45 (c)
Net assets, end of period (000)................................................    $9,804        $  0.1
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)...........................        --          0.67 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               Neuberger Berman Partners Mid Cap Value Portfolio

                                                                       Class A
                                              ------------------------------------------------------
                                                                                     November 9, 1998(a)
                                                     Year Ended December 31,               through
                                              -------------------------------------     December 31,
                                                2002      2001      2000      1999          1998
                                              --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period......... $  14.16  $  14.82  $  11.97  $ 10.73        $10.00
                                              --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income........................     0.06      0.13      0.04     0.06          0.03
Net realized and unrealized gain (loss) on
 investments.................................    (1.42)    (0.50)     3.35     1.80          0.71
                                              --------  --------  --------  -------        ------
    Total from investment operations.........    (1.36)    (0.37)     3.39     1.86          0.74
                                              --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.....    (0.01)    (0.03)    (0.04)   (0.07)        (0.01)
Distributions from net realized capital gains    (0.03)    (0.26)    (0.50)   (0.55)         0.00
                                              --------  --------  --------  -------        ------
    Total distributions......................    (0.04)    (0.29)    (0.54)   (0.62)        (0.01)
                                              --------  --------  --------  -------        ------
Net Asset Value, End of Period............... $  12.76  $  14.16  $  14.82  $ 11.97        $10.73
                                              ========  ========  ========  =======        ======
Total Return (%).............................     (9.6)     (2.5)     28.3     17.6           7.4 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.80      0.81      0.87     0.72          0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     0.77      0.69      0.76       --            -- (c)
Ratio of net investment income to average
 net assets (%)..............................     0.43      0.90      0.58     0.86          2.61 (c)
Portfolio turnover rate (%)..................       84       212       207      134            21 (c)
Net assets, end of period (000).............. $156,117  $160,074  $131,356  $38,722        $8,647
The Ratios of operating expenses to average
 net assets without giving effect to
 the voluntary expense agreement would have
 been (%)....................................       --        --        --     1.18         1.86 (c)

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............   $ 14.12        $14.36        $14.15        $14.37
                                                    -------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.01          0.04          0.03          0.00
Net realized and unrealized gain (loss) on
 investments.....................................     (1.40)        (0.28)        (1.40)        (0.22)
                                                    -------        ------        ------        ------
    Total from investment operations.............     (1.39)        (0.24)        (1.37)        (0.22)
                                                    -------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.01)         0.00         (0.01)         0.00
Distributions from net realized capital gains....     (0.03)         0.00         (0.03)         0.00
                                                    -------        ------        ------        ------
    Total distributions..........................     (0.04)         0.00         (0.04)         0.00
                                                    -------        ------        ------        ------
Net Asset Value, End of Period...................   $ 12.69        $14.12        $12.74        $14.15
                                                    =======        ======        ======        ======
Total Return (%).................................      (9.9)         (1.7)(b)      (9.7)         (1.5)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      1.05          1.06 (c)      0.95          0.96 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      1.02          0.97 (c)      0.92          0.87 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.17          0.77 (c)      0.29          0.67 (c)
Portfolio turnover rate (%)......................        84           212 (c)        84           212 (c)
Net assets, end of period (000)..................   $11,113        $2,410        $5,735        $   32

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

               State Street Research Aggressive Growth Portfolio

                                                                            Class A
                                                   --------------------------------------------------------
                                                                    Year Ended December 31,
                                                   --------------------------------------------------------
                                                     2002       2001        2000        1999        1998
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.............. $  17.88  $    31.59  $    38.45  $    29.53  $    27.61
                                                   --------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income (loss)......................    (0.03)      (0.02)      (0.04)      (0.12)      (0.06)
Net realized and unrealized gain (loss) on
 investments......................................    (5.10)      (6.73)      (1.98)       9.86        3.75
                                                   --------  ----------  ----------  ----------  ----------
    Total from investment operations..............    (5.13)      (6.75)      (2.02)       9.74        3.69
                                                   --------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income..........     0.00       (0.01)       0.00        0.00        0.00
Distributions from net realized capital gains.....     0.00       (6.95)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
    Total distributions...........................     0.00       (6.96)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................... $  12.75  $    17.88  $    31.59  $    38.45  $    29.53
                                                   ========  ==========  ==========  ==========  ==========
Total Return (%)..................................    (28.7)      (23.8)       (7.6)       33.2        13.7
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.79        0.77        0.73        0.72        0.75
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.77        0.76        0.72          --          --
Ratio of net investment income (loss) to average
 net assets (%)...................................    (0.18)      (0.11)      (0.12)      (0.31)      (0.20)
Portfolio turnover rate (%).......................      134         150         170          86          97
Net assets, end of period (000)................... $687,325  $1,069,246  $1,501,072  $1,600,841  $1,431,337

                                                                                             Class E
                                                                                   -----------------------
                                                                                       Year     May 1, 2001(a)
                                                                                      Ended        through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................    $17.88        $20.66
                                                                                      ------        ------
Income From Investment Operations
Net investment income (loss)......................................................     (0.01)        (0.02)
Net realized and unrealized gain (loss) on investments............................     (5.13)        (2.76)
                                                                                      ------        ------
    Total from investment operations..............................................     (5.14)        (2.78)
                                                                                      ------        ------
Net Asset Value, End of Period....................................................    $12.74        $17.88
                                                                                      ======        ======
Total Return (%)..................................................................     (28.8)        (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.94          0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.92          0.91 (c)
Ratio of net investment income (loss) to average net assets (%)...................     (0.24)        (0.12)(c)
Portfolio turnover rate (%).......................................................       134           150 (c)
Net assets, end of period (000)...................................................    $1,361        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                       Loomis Sayles Small Cap Portfolio

                                                                                                     Class A
                                                                                ------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                ------------------------------------------------
                                                                                  2002      2001      2000      1999      1998
                                                                                --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period........................................... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92
                                                                                --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income..........................................................     0.14      0.34      0.42      0.51      1.24
Net realized and unrealized gain (loss) on investments.........................   (38.32)   (19.28)    10.13     48.23     (4.01)
                                                                                --------  --------  --------  --------  --------
    Total from investment operations...........................................   (38.18)   (18.94)    10.55     48.74     (2.77)
                                                                                --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.......................................    (0.18)    (0.53)    (0.01)    (0.53)    (1.24)
Distributions from net realized capital gains..................................     0.00    (12.67)    (1.86)     0.00     (1.32)
Distributions in excess of net realized capital gains..........................     0.00     (1.02)     0.00      0.00     (0.07)
                                                                                --------  --------  --------  --------  --------
    Total Distributions........................................................    (0.18)   (14.22)    (1.87)    (0.53)    (2.63)
                                                                                --------  --------  --------  --------  --------
Net Asset Value, End of Period................................................. $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                                                                ========  ========  ========  ========  ========
Total Return (%)...............................................................    (21.6)     (8.8)      5.2      31.8      (1.7)
Ratio of operating expenses to average net assets before expense reductions (%)     0.97      1.00      0.96      1.00      1.00
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)...........................................................................     0.97      1.00      0.95        --        --
Ratio of net investment income to average net assets (%).......................     0.14      0.18      0.22      0.34      0.88
Portfolio turnover rate (%)....................................................       99       111       148       146       111
Net assets, end of period (000)................................................ $281,477  $406,525  $486,439  $322,318  $238,589
The Ratios of operating expenses to average net assets without giving effect
 to the voluntary expense agreement would have been (%)........................       --      1.00      0.95      1.10      1.10

                                                                                     Class B                Class E
                                                                                 ---------------- -----------------------
                                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                                     through       Year Ended     through
                                                                                   December 31,   December 31,  December 31,
                                                                                       2002           2002          2002
                                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................................     $144.89        $177.03       $179.40
                                                                                     -------        -------       -------
Income From Investment Operations
Net investment income...........................................................        0.00           0.03          0.07
Net realized and unrealized gain (loss) on investments..........................       (6.69)        (38.32)        (2.44)
                                                                                     -------        -------       -------
    Total from investment operations............................................       (6.69)        (38.29)        (2.37)
                                                                                     -------        -------       -------
Less Distributions
Distributions from net investment income........................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
    Total Distributions.........................................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
Net Asset Value, End of Period..................................................     $138.20        $138.65       $177.03
                                                                                     =======        =======       =======
Total Return (%)................................................................        (4.6)(b)      (21.6)         (1.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%).        1.22 (c)       1.12          1.15 (c)
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)............................................................................        1.22 (c)       1.12          1.15 (c)
Ratio of net investment income to average net assets (%)........................        0.00 (c)      (0.01)         0.03 (c)
Portfolio turnover rate (%).....................................................          99 (c)         99           111 (c)
Net assets, end of period (000).................................................     $     1        $10,242       $ 2,142
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)............................          --             --          1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    State Street Research Aurora Portfolio

                                                       Class A                         Class B
                                         -------------------------------     -----------------------
                                             Year Ended      July 5, 2000(a)              May 1, 2001(a)
                                            December 31,         through      Year Ended     through
                                         ------------------   December 31,   December 31,  December 31,
                                           2002      2001         2000           2002          2001
                                         --------  --------  --------------- ------------ --------------
Net Asset Value, Beginning of Period.... $  14.13  $  12.24      $ 10.00        $14.12        $14.12
                                         --------  --------      -------        ------        ------
Income From Investment Operations
Net investment income (loss)............    (0.04)     0.02         0.03          0.00          0.00
Net realized and unrealized gain (loss)
 on investments.........................    (2.95)     1.94         2.29         (3.01)         0.00
                                         --------  --------      -------        ------        ------
    Total from investment operations....    (2.99)     1.96         2.32         (3.01)         0.00
                                         --------  --------      -------        ------        ------
Less Distributions
Distributions from net investment income    (0.01)    (0.01)       (0.03)        (0.01)         0.00
Distributions from net realized capital
 gains..................................    (0.06)    (0.06)       (0.05)        (0.06)         0.00
                                         --------  --------      -------        ------        ------
    Total distributions.................    (0.07)    (0.07)       (0.08)        (0.07)         0.00
                                         --------  --------      -------        ------        ------
Net Asset Value, End of Period.......... $  11.07  $  14.13      $ 12.24        $11.04        $14.12
                                         ========  ========      =======        ======        ======
Total Return (%)........................    (21.3)     16.0         23.2 (b)     (21.5)          0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.95      0.98         1.05 (c)      1.20          1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.28)     0.18         1.12 (c)     (0.53)         0.00 (c)
Portfolio turnover rate (%).............       27        15           24 (c)        27            15 (c)
Net assets, end of period (000)......... $319,202  $291,426      $54,379        $   10        $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        1.34 (c)         --            --

                                                                     Class E
                                                           -----------------------
                                                                        May 1, 2001(a)
                                                            Year Ended     through
                                                           December 31,  December 31,
                                                           ------------ --------------
Net Asset Value, Beginning of Period......................   $ 14.12        $14.12
                                                             -------        ------
Income From Investment Operations
Net investment income (loss)..............................     (0.01)        (0.01)
Net realized and unrealized gain (loss) on investments....     (3.00)         0.01
                                                             -------        ------
    Total from investment operations......................     (3.01)         0.00
                                                             -------        ------
Less Distributions
Distributions from net investment income..................     (0.01)         0.00
Distributions from net realized capital gains.............     (0.06)         0.00
                                                             -------        ------
    Total distributions...................................     (0.07)         0.00
                                                             -------        ------
Net Asset Value, End of Period............................   $ 11.04        $14.12
                                                             =======        ======
Total Return (%)..........................................     (21.5)          0.0 (b)
Ratio of operating expenses to average net assets (%).....      1.10          1.13 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................     (0.43)        (0.25)(c)
Portfolio turnover rate (%)...............................        27            15 (c)
Net assets, end of period (000)...........................   $56,055        $6,720
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)......................................        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   T. Rowe Price Small Cap Growth Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $  11.89  $  14.30  $  15.73  $  12.29  $  11.88
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss).................    (0.04)    (0.04)    (0.03)    (0.03)     0.00
Net realized and unrealized gain (loss) on
 investments.................................    (3.14)    (1.27)    (1.40)     3.47      0.41
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (3.18)    (1.31)    (1.43)     3.44      0.41
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net realized capital gains     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   8.71  $  11.89  $  14.30  $  15.73  $  12.29
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (26.7)     (9.0)     (9.1)     28.0       3.5
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.61      0.61      0.58      0.61      0.67
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       --        --      0.58        --        --
Ratio of net investment income (loss) to
 average net assets (%)......................    (0.38)    (0.34)    (0.19)    (0.27)    (0.02)
Portfolio turnover rate (%)..................       44        38        68        68        38
Net assets, end of period (000).............. $210,410  $298,699  $337,343  $269,518  $189,132

                                                       Class B                Class E
                                                   ---------------- -----------------------
                                                   July 30, 2002(a)              May 1, 2001(a)
                                                       through       Year Ended     through
                                                     December 31,   December 31,  December 31,
                                                         2002           2002          2001
                                                   ---------------- ------------ --------------
Net Asset Value, Beginning of Period..............      $ 8.67         $11.80        $12.22
                                                        ------         ------        ------
Income From Investment Operations
Net investment income (loss)......................       (0.01)         (0.02)         0.00
Net realized and unrealized gain (loss) on
 investments......................................       (0.07)         (3.14)        (0.42)
                                                        ------         ------        ------
    Total from investment operations..............       (0.08)         (3.16)        (0.42)
                                                        ------         ------        ------
Net Asset Value, End of Period....................      $ 8.59         $ 8.64        $11.80
                                                        ======         ======        ======
Total Return (%)..................................        (0.9)(b)      (26.8)         (3.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................        0.86 (c)       0.76          0.76 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       (0.63)(c)      (0.53)         0.00 (c)
Portfolio turnover rate (%).......................          44 (c)         44            38 (c)
Net assets, end of period (000)...................      $    3         $1,809        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      Morgan Stanley EAFE Index Portfolio

                                                                               Class A
                                                      ------------------------------------------------------
                                                                                             November 9, 1998(a)
                                                             Year Ended December 31,               through
                                                      -------------------------------------     December 31,
                                                        2002      2001      2000      1999          1998
                                                      --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period................. $   8.75  $  11.22  $  13.34  $ 10.80        $ 10.00
                                                      --------  --------  --------  -------        -------
Income From Investment Operations
Net investment income................................     0.10      0.09      0.07     0.10           0.01
Net realized and unrealized gain (loss) on
 investments.........................................    (1.55)    (2.52)    (2.00)    2.58           0.80
                                                      --------  --------  --------  -------        -------
    Total from investment operations.................    (1.45)    (2.43)    (1.93)    2.68           0.81
                                                      --------  --------  --------  -------        -------
Less Distributions
Distributions from net investment income.............    (0.04)    (0.03)    (0.11)   (0.06)         (0.01)
Distributions from net realized capital gains........     0.00     (0.01)    (0.08)   (0.08)          0.00
                                                      --------  --------  --------  -------        -------
    Total distributions..............................    (0.04)    (0.04)    (0.19)   (0.14)         (0.01)
                                                      --------  --------  --------  -------        -------
Net Asset Value, End of Period....................... $   7.26  $   8.75  $  11.22  $ 13.34        $ 10.80
                                                      ========  ========  ========  =======        =======
Total Return (%).....................................    (16.6)    (21.7)    (14.5)    24.9            8.1 (b)
Ratio of operating expenses to average net assets (%)     0.73      0.70      0.58     0.50           0.49 (c)
Ratio of net investment income to average net
 assets (%)..........................................     1.43      1.00      0.76     1.25           0.71 (c)
Portfolio turnover rate (%)..........................       23         9        10       44             13 (c)
Net assets, end of period (000)...................... $112,325  $112,775  $100,950  $82,355        $25,453
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...............     0.79      0.82      0.78     1.77           1.41 (c)

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........    $ 8.66          $11.12          $ 8.74        $10.43
                                                 ------          ------          ------        ------
Income From Investment Operations
Net investment income........................      0.06            0.04            0.06          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (1.50)          (2.46)          (1.51)        (1.69)
                                                 ------          ------          ------        ------
    Total from investment operations.........     (1.44)          (2.42)          (1.45)        (1.69)
                                                 ------          ------          ------        ------
Less Distributions
Distributions from net investment income.....     (0.04)          (0.03)          (0.04)         0.00
Distributions from net realized capital gains      0.00           (0.01)           0.00          0.00
                                                 ------          ------          ------        ------
    Total distributions......................     (0.04)          (0.04)          (0.04)         0.00
                                                 ------          ------          ------        ------
Net Asset Value, End of Period...............    $ 7.18          $ 8.66          $ 7.25        $ 8.74
                                                 ======          ======          ======        ======
Total Return (%).............................     (16.8)          (21.8)(b)       (16.7)        (16.2)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.98            0.95 (c)        0.88          0.85 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.11            0.46 (c)        1.02          0.00 (c)
Portfolio turnover rate (%)..................        23               9 (c)          23             9 (c)
Net assets, end of period (000)..............    $9,654          $4,099          $9,838        $   61
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)....................................      1.04            1.07 (c)        0.94          0.97 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        Scudder Global Equity Portfolio

                                                              Class A
                                         ------------------------------------------------
                                                      Year Ended December 31,
                                         ------------------------------------------------
                                           2002      2001      2000      1999      1998
                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.... $  10.86  $  14.62  $  14.91  $  12.38  $  10.85
                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................     0.13      0.35      0.18      0.14      0.16
Net realized and unrealized gain (loss)
 on investments.........................    (1.84)    (2.55)    (0.42)     2.93      1.57
                                         --------  --------  --------  --------  --------
    Total from investment operations....    (1.71)    (2.20)    (0.24)     3.07      1.73
                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income    (0.17)    (0.31)    (0.01)    (0.07)    (0.16)
Distributions from net realized capital
 gains..................................     0.00     (1.25)    (0.04)    (0.47)    (0.04)
                                         --------  --------  --------  --------  --------
    Total distributions.................    (0.17)    (1.56)    (0.05)    (0.54)    (0.20)
                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......... $   8.98  $  10.86  $  14.62  $  14.91  $  12.38
                                         ========  ========  ========  ========  ========
Total Return (%)........................    (16.0)    (16.1)     (1.6)     25.2      16.0
Ratio of operating expenses to average
 net assets (%).........................     0.81      0.80      0.78      0.87      0.96
Ratio of net investment income to
 average net assets (%).................     1.27      2.90      1.43      1.23      1.61
Portfolio turnover rate (%).............       45        36        58        54        51
Net assets, end of period (000)......... $143,518  $183,296  $211,354  $171,714  $113,715
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        --        --      1.01

                                                                       Class E
                                                             -----------------------
                                                                          May 1, 2001(a)
                                                              Year Ended     through
                                                             December 31,  December 31,
                                                                 2002          2001
                                                             ------------ --------------
Net Asset Value, Beginning of Period........................    $10.85        $12.21
                                                                ------        ------
Income From Investment Operations
Net investment income.......................................      0.19          0.00
Net realized and unrealized gain (loss) on investments......     (1.91)        (1.36)
                                                                ------        ------
    Total from investment operations........................     (1.72)        (1.36)
                                                                ------        ------
Less Distributions
Distributions from net investment income....................     (0.17)         0.00
                                                                ------        ------
    Total distributions.....................................     (0.17)         0.00
                                                                ------        ------
Net Asset Value, End of Period..............................    $ 8.96        $10.85
                                                                ======        ======
Total Return (%)............................................     (16.1)        (11.1)(b)
Ratio of operating expenses to average net assets (%).......      0.96          0.95 (c)
Ratio of net investment income to average net assets (%)....      1.18          0.95 (c)
Portfolio turnover rate (%).................................        45            36 (c)
Net assets, end of period (000).............................    $2,870        $   47

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Diversified Portfolio

                                                                                  Class A
                                                        ----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
                                                           2002        2001        2000        1999        1998
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................... $    15.51  $    18.38  $    18.27  $    18.39  $    16.98
                                                        ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income..................................       0.42        0.49        0.62        0.59        0.60
Net realized and unrealized gain (loss) on
 investments...........................................      (2.53)      (1.62)      (0.43)       0.96        2.70
                                                        ----------  ----------  ----------  ----------  ----------
    Total from investment operations...................      (2.11)      (1.13)       0.19        1.55        3.30
                                                        ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income...............      (0.33)      (0.78)       0.00       (0.60)      (0.57)
Distributions from net realized capital gains..........       0.00       (0.96)      (0.08)      (1.07)      (1.32)
                                                        ----------  ----------  ----------  ----------  ----------
    Total distributions................................      (0.33)      (1.74)      (0.08)      (1.67)      (1.89)
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period......................... $    13.07  $    15.51  $    18.38  $    18.27  $    18.39
                                                        ==========  ==========  ==========  ==========  ==========
Total Return (%).......................................      (13.9)       (6.3)        1.0         8.7        19.6
Ratio of operating expenses to average net assets
 before expense reductions (%).........................       0.49        0.49        0.46        0.45        0.48
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)............................       0.48        0.47        0.46          --          --
Ratio of net investment income to average net assets
 (%)...................................................       2.68        2.73        3.26        3.08        3.39
Portfolio turnover rate (%)............................        112         131         131         124         106
Net assets, end of period (000)........................ $1,688,913  $2,345,064  $2,756,922  $2,874,412  $2,656,987

                                                                                             Class E
                                                                                   -----------------------
                                                                                                May 1, 2001(a)
                                                                                    Year Ended     through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................   $ 15.51        $16.18
                                                                                     -------        ------
Income From Investment Operations
Net investment income.............................................................      0.40          0.01
Net realized and unrealized gain (loss) on investments............................     (2.52)        (0.68)
                                                                                     -------        ------
    Total from investment operations..............................................     (2.12)        (0.67)
                                                                                     -------        ------
Less Distributions
Distributions from net investment income..........................................     (0.33)         0.00
Distributions from net realized capital gains.....................................      0.00          0.00
                                                                                     -------        ------
    Total distributions...........................................................     (0.33)         0.00
                                                                                     -------        ------
Net Asset Value, End of Period....................................................   $ 13.06        $15.51
                                                                                     =======        ======
Total Return (%)..................................................................     (13.9)         (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.64          0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.63          0.62 (c)
Ratio of net investment income to average net assets (%)..........................      2.53          2.58 (c)
Portfolio turnover rate (%).......................................................       112           131 (c)
Net assets, end of period (000)...................................................   $11,490        $   22

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                   INTERNATIONAL EQUITY
                                         PORTFOLIO
Alger Equity Growth Portfolio
Davis Venture Value Portfolio            Morgan Stanley EAFE(R) Index Portfolio
FI Structured Equity Portfolio
Harris Oakmark Large Cap Value Portfolio EQUITY AND FIXED-INCOME
MetLife Stock Index Portfolio            PORTFOLIO
State Street Research Investment Trust
  Portfolio                              MFS Total Return Portfolio
State Street Research Large Cap Value
  Portfolio                              FIXED-INCOME PORTFOLIOS
T. Rowe Price Large Cap Growth Portfolio
                                         Lehman Brothers(R) Aggregate Bond Index
FI Mid Cap Opportunities Portfolio         Portfolio
Harris Oakmark Focused Value Portfolio   Salomon Brothers Strategic Bond
MetLife Mid Cap Stock Index Portfolio      Opportunities Portfolio
Neuberger Berman Partners Mid Cap Value  Salomon Brothers U.S. Government
  Portfolio                                Portfolio
                                         State Street Research Bond Income
Franklin Templeton Small Cap Growth        Portfolio
  Portfolio
Loomis Sayles Small Cap Portfolio        MONEY MARKET PORTFOLIO
Russell 2000(R) Index Portfolio
State Street Research Aurora Portfolio   State Street Research Money Market
T. Rowe Price Small Cap Growth Portfolio   Portfolio


This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................   3
Section II--Information about each Portfolio...............................   6
Section III--Other Information about the Fund.............................. 151
Financial Highlights....................................................... 154

                       Information about each Portfolio
                       --------------------------------
Alger Equity Growth Portfolio..............................................   8
Davis Venture Value Portfolio..............................................  12
FI Structured Equity Portfolio.............................................  16
Harris Oakmark Large Cap Value Portfolio...................................  20
MetLife Stock Index Portfolio..............................................  26
State Street Research Investment Trust Portfolio...........................  31
State Street Research Large Cap Value Portfolio............................  37
T. Rowe Price Large Cap Growth Portfolio...................................  45
FI Mid Cap Opportunities Portfolio.........................................  53
Harris Oakmark Focused Value Portfolio.....................................  57
MetLife Mid Cap Stock Index Portfolio......................................  64
Neuberger Berman Partners Mid Cap Value Portfolio..........................  69
Franklin Templeton Small Cap Growth Portfolio..............................  74
Loomis Sayles Small Cap Portfolio..........................................  80
Russell 2000 Index Portfolio...............................................  86
State Street Research Aurora Portfolio.....................................  91
T. Rowe Price Small Cap Growth Portfolio...................................  99
Morgan Stanley EAFE Index Portfolio........................................ 106
MFS Total Return Portfolio................................................. 112
Lehman Brothers Aggregate Bond Index Portfolio............................. 118
Salomon Brothers Strategic Bond Opportunities Portfolio.................... 124
Salomon Brothers U.S. Government Portfolio................................. 131
State Street Research Bond Income Portfolio................................ 137
State Street Research Money Market Portfolio............................... 145

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Twenty-four of these portfolios (the "Portfolios") are offered through this prospectus.
MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Focused Value Portfolio may hold fewer securities than the other Portfolios. If the stocks held by the Harris Oakmark Focused Value Portfolio perform poorly, the Portfolio could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the "Index Portfolios") and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Portfolio and the FI Mid Cap Opportunities Portfolio may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Alger Equity Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Portfolio, invests, under normal circumstances, the Portfolio's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the Portfolio may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts,

                                                  Alger Equity Growth Portfolio


variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                       [CHART]

1995   1996   1997   1998   1999    2000    2001    2002
-----  -----  -----  -----  -----  ------  ------  ------
48.8%  13.2%  25.6%  47.8%  34.1%  -13.7%  -12.0%  -33.2%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Life of the Portfolio
                     Past One Year Past Five Years  (October 31, 1994)
                     ------------- --------------- ---------------------
       Class A......    -33.17%         0.12%                  9.11%
       Class B*.....    -33.42%        -0.13%                  8.86%
       Class E**....    -33.24%        -0.03%                  8.96%
       S&P 500 Index    -22.09%        -0.58%                  9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                 Class A Class B Class E
                                                                 ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price
  or redemption price, whichever is lower)......................  None    None    None

Alger Equity Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Management Fees...................................  0.75%   0.75%   0.75%
   Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
   Other Expenses....................................  0.04%   0.04%   0.04%
                                                       -----   -----   -----
   Total Annual Portfolio Operating Expenses.........  0.79%   1.04%   0.94%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              One Year Three Years Five Years Ten Years
                              -------- ----------- ---------- ---------
         Class A.............   $ 81      $252        $439     $  978
         Class B.............   $106      $331        $574     $1,271
         Class E.............   $ 96      $300        $520     $1,155

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Portfolio Management

As of December 31, 2002, Alger managed approximately $8.4 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

                                                  Alger Equity Growth Portfolio



Dan C. Chung and David Hyun are the portfolio managers of the Portfolio. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

                                                  Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

                                                  Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                        FI Structured Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. FMR normally invests at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Portfolio's assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Portfolio and in selecting its investments. FMR considers the Portfolio's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                 FI Structured Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser and its investment objective and principal investment strategies. Performance information set forth below reflects results prior to these changes.

                       [CHART]

1994   1995   1996   1997   1998   1999  2000    2001    2002
-----  -----  -----  -----  -----  ----  -----  ------  ------
-1.2%  36.5%  18.1%  33.5%  24.4%  9.4%  -5.2%  -13.9%  -19.5%

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -17.71% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................    -19.45%        -2.20%              8.38%
Class B*......................    -19.70%        -2.45%              8.13%
Class E**.....................    -19.56%        -2.35%              8.23%
S&P 500 Index.................    -22.09%        -0.58%              9.47%
Russell 1000 Value Index......    -15.52%         1.16%             10.29%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

FI Structured Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.67%   0.67%   0.67%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.72%   0.97%   0.87%

--------
(1) FMR directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.71% for Class A shares, 0.96% for Class B shares and 0.86% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $74       $230        $401     $  894
               Class B   $99       $309        $536     $1,190
               Class E   $89       $278        $482     $1,073

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.   The Portfolio may invest in exchange traded funds
("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                                                 FI Structured Equity Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of the Portfolio. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio's average daily net assets.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above.

Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                       Harris Oakmark Large Cap Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Large Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                [CHART]

 1999  2000   2001    2002
-----  -----  -----  ------
-6.9%  12.4%  18.4%  -14.2%


During the period shown above, the highest quarterly return was -12.92% for the second quarter of 1999, and the lowest quarterly return was -16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                       Life of the
                                                        Portfolio
                                                       (November 1,
                                         Past One Year    1998)
                                         ------------- ------------
             Class A....................    -14.16%        0.83%
             Class B*...................    -14.41%        0.58%
             Class E**..................    -14.29%        0.68%
             S&P 500 Index..............    -22.09%       -3.90%
             Russell 1000 Value Index***    -15.52%       -0.20%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Russell
    1000 Value Index instead of the S&P 500 Index. The Russell 1000 Value Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

                                       Harris Oakmark Large Cap Value Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.75%   0.75%   0.75%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.08%   0.08%   0.08%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.83%   1.08%   0.98%

--------
(1) Harris directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.82% for Class A shares, 1.07% for Class B shares and 0.97% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 85      $265        $460     $1,025
               Class B   $110      $343        $595     $1,317
               Class E   $100      $312        $542     $1,201

Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                       Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris managed approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan joined Harris in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%  -26.1%


During the period shown above, the highest quarterly return was 19.47% for the fourth quarter of 1998, and the lowest quarterly return was -17.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......    -26.13%        -2.67%          7.28%
           Class B*.....    -26.28%        -2.92%          7.03%
           Class E*.....    -26.21%        -2.82%          7.13%
           S&P 500 Index    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                               State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.49%   0.49%   0.49%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.54%   0.79%   0.69%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.52% for Class A shares, 0.77% for Class B shares and 0.67% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $55       $173        $302      $677
               Class B   $81       $252        $439      $978
               Class E   $70       $221        $384      $859

State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                               State Street Research Investment Trust Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Investment Trust Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since its inception. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since its inception, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio's average daily net assets.

                State Street Research Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio's net assets in a portfolio of large capitalization stocks, which may include common and preferred stocks, convertible securities and warrants. You will receive 60 days' prior notice if this 80% minimum is going to change. State Street Research considers large capitalization companies to be those with market capitalizations at the time of investment within the range of companies included in the Russell 1000 Index or a similar index. A stock will continue to be considered a large capitalization company if the company has moved outside this range and the Portfolio may continue to hold the stock if State Street Research believes the stock remains an attractive investment. As of June 30, 2002, the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion. In the future, State Street Research may define large capitalization companies using a different index or classification system. The Portfolio may also invest up to 20% of its net assets in stocks of companies which are not large capitalization companies. This 20% may also include other securities, such as bonds and growth stocks. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among stocks, State Street Research uses a value approach and invests primarily in those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

State Street Research Large Cap Value Portfolio


  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                State Street Research Large Cap Value Portfolio


Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, it does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None

Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
                                                    ------- ------- -------
     Management Fees...............................  0.70%   0.70%   0.70%
     Distribution and Service (12b-1) Fees.........  0.00%   0.25%   0.15%
     Other Expenses................................  1.63%   1.63%   1.63%
                                                    ------  ------  ------
     Total Annual Portfolio Operating Expenses.....  2.33%   2.58%   2.48%
     Fee Waiver and/or Expense Reimbursement (1)(2) (1.38%) (1.38%) (1.38%)
                                                    ------  ------  ------
     Net Operating Expenses (1)....................  0.95%   1.20%   1.10%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

State Street Research Large Cap Value Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 97      $595       $1,120    $2,559
               Class B   $122      $671       $1,246    $2,812
               Class E   $112      $641       $1,196    $2,712

                                State Street Research Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Large Cap Value Portfolio



  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                State Street Research Large Cap Value Portfolio


When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Peter A. Zuger is the lead portfolio manager of the Portfolio and Anthony F. Forcione is a portfolio manager of the Portfolio. Mr. Zuger has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Zuger, a managing director, joined State Street Research in 1998 and has worked as an investment professional since 1976. Mr. Forcione has assisted with the management of the Portfolio since its inception and became a portfolio manager of the Portfolio in May 2003. Mr. Forcione, a vice president, joined State Street Research in 1992 and has worked as an investment professional since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio's average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.70% of the Portfolio's average daily net assets.

State Street Research Large Cap Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by State Street Research for Class S shares of State Street Research Large-Cap Value Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. Both State Street Research Large-Cap Value Fund and the Portfolio were managed by Peter A. Zuger for the periods shown. In 2003, Mr. Zuger became the lead portfolio manager, and Anthony F. Forcione became a portfolio manager, of both State Street Research Large-Cap Value Fund and the Portfolio. See further information about Mr. Forcione under "Portfolio Management" above. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of State Street Research Large-Cap Value Fund shown below. The exclusion of any other class of the State Street Research Large-Cap Value Fund and of other accounts managed by State Street Research with substantially similar investment policies does not render the performance shown below misleading. The performance of State Street Research Large-Cap Value Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                          State Street
                                            Research
                                            Large-Cap
                                              Value       S&P 500  Russell 1000
                                         Fund--Class S/1/ Index/2/ Value Index/2/
                                         ---------------  -------  -------------
Total Return for the Year Ended
  December 31, 2002.....................     -23.05%      -22.09%     -15.52%
Average Annual Total Return For the
  Past Three Years Ended December 31,
  2002..................................     -3.68%       -14.54%     -5.14%
Average Annual Total Return Since
  November 1, 1998......................     -2.12%       -3.90%      -0.20%

/1/ As of December 31, 2002, State Street Research Large-Cap Value Fund had assets of $103.5 million. The total returns were calculated using the actual fees and expenses of such fund. Had the Portfolio's estimated fees and expenses been used (whether before or after the estimated expense reimbursement), the performance figures would have been lower. The performance shown for the State Street Research Large-Cap Value Fund, which commenced operations in 1986, are for periods since November 1, 1998, when investment strategies substantially similar to those of the Portfolio were adopted.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. The Russell 1000 Value Index is an unmanaged index of common stocks of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index represents the largest 1000 U.S. companies.

                   T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price's classifications). You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio's objective. It is a fundamental policy of the Portfolio to not invest more than 30% of total assets in foreign securities.

  Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio's investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.



Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

T. Rowe Price Large Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                       T. Rowe Price Large Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000   2001    2002
-----  -----  -----  ------
22.2%  -0.5%  -9.9%  -23.2%


During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was -15.22% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year  (November 1, 1998)
                             ------------- ---------------------
               Class A......    -23.24%           -1.79%
               Class B*.....    -23.49%           -2.04%
               Class E**....    -23.29%           -1.94%
               S&P 500 Index    -22.09%           -3.90%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

T. Rowe Price Large Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.63%   0.63%   0.63%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.14%   0.14%   0.14%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.77%   1.02%   0.92%

--------
(1) T. Rowe Price directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 79      $246        $428     $  954
               Class B   $104      $325        $563     $1,248
               Class E   $ 94      $293        $509     $1,131

                                       T. Rowe Price Large Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Large Cap Growth Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-

                                       T. Rowe Price Large Cap Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about $140.6 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

T. Rowe Price Large Cap Growth Portfolio



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $50 million of the Portfolio's average daily net assets, and 0.60% for amounts over $50 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.63% of the Portfolio's average daily net assets.

                      FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days' prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, FMR generally defines medium market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

  Investment Selection

The Portfolio is not constrained by any particular investment style. At any given time, the Portfolio may tend to buy either "growth" stocks or "value" stocks, or a combination of both. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and company management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of mid cap stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Mid Cap Opportunities Portfolio



Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.80%   0.80%   0.80%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  3.62%   3.62%   3.62%
                                                   ------  ------  ------
Total Annual Portfolio Operating Expenses.........  4.42%   4.67%   4.57%
Fee Waiver and/or Expense Reimbursement(1)(2)..... (3.37%) (3.37%) (3.37%)
                                                   ------  ------  ------
Net Operating Expenses(1).........................  1.05%   1.30%   1.20%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $107     $1,031      $1,966    $4,352
Class B.......................   $132     $1,104      $2,082    $4,556
Class E.......................   $122     $1,075      $2,036    $4,475

                                             FI Mid Cap Opportunities Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

FI Mid Cap Opportunities Portfolio



  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of the Portfolio. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.80% of the Portfolio's average daily net assets.

                    Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests the Portfolio's assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2002, this capitalization range was $1.3 billion to $7.8 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Focused Value Portfolio


Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

                                         Harris Oakmark Focused Value Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----
-0.3%  30.4%  17.6%  17.4%  -5.5%  0.3%   20.5%  27.8%  -8.8%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................     -8.83%         5.88%             10.98%
Class B*......................     -9.06%         5.63%             10.73%
Class E*......................     -8.98%         5.73%             10.83%
Russell Midcap Index..........    -16.19%         2.19%             9.98%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Harris Oakmark Focused Value Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.75%   0.75%   0.75%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.07%   0.07%   0.07%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.82%   1.07%   0.97%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 84      $262        $455     $1,014
               Class B   $109      $340        $590     $1,306
               Class E   $ 99      $309        $536     $1,190

                                         Harris Oakmark Focused Value Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Harris Oakmark Focused Value Portfolio



Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris manages approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                                         Harris Oakmark Focused Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The exclusion of any other class of The Oakmark Select Fund and of other accounts managed by Harris with substantially similar investment policies does not render the performance shown below misleading. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                       The Oakmark Select    Russell
                                         Fund--Class I    Midcap Index/1/
                                       ------------------ --------------
       Total Return for the Year Ended
         December 31, 2002............       -12.47%          -16.19%
       Average Annual Total Return
         For the Past Five Years Ended
         December 31, 2002............        13.05%            2.19%
       Average Annual Total Return
         From Inception of The
         Oakmark Select Fund
         (November 1, 1996) to
         December 31, 2002............        21.18%            6.91%

/1/ The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

                     MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's Mid Cap 400 Composite Stock Price Index ("S&P MidCap 400 Index"). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2002, the median stock market capitalization of companies in the S&P MidCap 400 Index was $1.5 billion. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P Mid Cap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P Mid Cap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P Mid Cap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of mid cap stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                          MetLife Mid Cap Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


 2001    2002
-----   ------
-1.2%   -14.9%



During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                               Life of the Portfolio
                                 Past One Year    (July 1, 2000)
                                 ------------- ---------------------
            Class A.............    -14.91%           -4.20%
            Class B*............    -15.11%           -4.45%
            Class E*............    -15.02%           -4.35%
            S&P MidCap 400 Index    -14.52%           -3.44%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

MetLife Mid Cap Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.18%   0.18%   0.18%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $44       $138        $241      $542
               Class B   $69       $218        $379      $847
               Class E   $59       $186        $324      $726

                                          MetLife Mid Cap Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Mid Cap Stock Index Portfolio

Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund's Index Portfolios. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

               Neuberger Berman Partners Mid Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital growth.

Principal Investment Strategies

Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of mid capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Neuberger Berman defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with market capitalizations between approximately $1.3 billion and $10.8 billion. The Portfolio may invest in foreign securities.

  Stock Selection

Neuberger Berman looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

  . strong fundamentals, such as a company's financial, operational and competitive positions

  .  consistent cash flow

  .  a sound earnings record through all phases of the market cycle

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.
The Portfolio generally considers selling a stock when it reaches Neuberger Berman's target price, when it fails to perform as expected or when other opportunities appear more attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.
  . The risks associated with foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Neuberger Berman Partners Mid Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000    2001  2002
-----  -----  -----  -----
17.6%  28.3%  -2.5%  -9.6%



During the period shown above, the highest quarterly return was 16.29% for the second quarter of 1999, and the lowest quarterly return was -14.16% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                                        Past One Year  (November 1, 1998)
                                        ------------- ---------------------
     Class A...........................     -9.64%            8.93%
     Class B*..........................     -9.91%            8.68%
     Class E*..........................     -9.71%            8.78%
     S&P MidCap 400 Index..............    -14.52%            7.42%
     S&P MidCap 400/Barra Value Index**    -10.10%            7.41%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the S&P
   MidCap 400/Barra Value Index instead of the S&P MidCap 400 Index. The S&P MidCap 400/Barra Value Index more accurately describes the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                    Class A Class B Class E
                                                    ------- ------- -------
    Maximum Sales Charge Imposed on
      Purchases (as a percentage of offering price)  None    None    None
    Maximum Deferred Sales Charge (as a
      percentage of purchase price or redemption
      price, whichever is lower)...................  None    None    None

                              Neuberger Berman Partners Mid Cap Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.69%   0.69%   0.69%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.80%   1.05%   0.95%

--------
(1) Neuberger Berman directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.77% for Class A shares, 1.02% for Class B shares and 0.92% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

Neuberger Berman Partners Mid Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Neuberger Berman may use certain techniques, such as forward contracts, to manage these risks. However, Neuberger Berman cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                              Neuberger Berman Partners Mid Cap Value Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2002 of about $56.1 billion. Neuberger Berman is located at 605 Third Avenue, 2/nd/ Floor, New York, New York 10158-0180.

Andrew B. Wellington, Managing Director and Vice President of Neuberger Berman, has managed the Portfolio since May 2003, and served as Associate Manager of the Portfolio from 2001 to 2003. From 1996 to 2001, Mr. Wellington was a portfolio manager at another firm.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $100 million of the Portfolio's average daily net assets, 0.675% for the next $250 million, 0.65% for the next $500 million, 0.625% for the next $750 million, and 0.60% for amounts over $1.6 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

                 Franklin Templeton Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

Franklin Advisers, Inc. ("Franklin Templeton"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in the equity securities of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Franklin Templeton considers small capitalization companies to be those companies with market capitalizations not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase by the Portfolio. As of June 30, 2002, the highest market capitalization value in the Russell 2000 Index was $1.3 billion. A company continues to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio follows a practice of selectively selling investment positions so as to maintain a median market capitalization for its portfolio of approximately $1.5 billion or lower.

With respect to the Portfolio, equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

  Stock Selection

Franklin Templeton is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, Franklin Templeton chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets. Franklin Templeton relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors Franklin Templeton believes point to strong growth potential.

In choosing equity investments, Franklin Templeton also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Portfolio, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

                                  Franklin Templeton Small Cap Growth Portfolio




Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Franklin Templeton Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

[CHART]

 2002
------
-27.8%

During the period shown above, the highest quarterly return was 21.30% for the fourth quarter of 2001, and the lowest quarterly return was -25.59% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                  Life of the Portfolio
                                    Past One Year     (May 1, 2001)
                                    ------------- ---------------------
Class A............................    -27.81%           -23.43%
Class B............................    -28.04%           -23.68%
Class E............................    -27.82%           -23.58%
Russell 2500 Growth Index..........    -29.09%           -20.30%
Russell 2000 Growth Index*.........    -30.26%           -21.71%

--------
* In the future, the Portfolio's performance will be compared to the Russell 2000 Growth Index instead of the Russell 2500 Growth Index. The Russell 2000 Growth Index better reflects the Portfolio's universe of small cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                  Franklin Templeton Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.61%   0.61%   0.61%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  1.51%   1.76%   1.66%
Fee Waiver and/or Expense Reimbursement (1)............ (0.36%) (0.36%) (0.36%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  1.15%   1.40%   1.30%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $117      $442        $790     $1,771
Class B............................   $143      $519        $920     $2,043
Class E............................   $132      $488        $868     $1,935

Franklin Templeton Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, such as electronic technology or technology services, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

                                  Franklin Templeton Small Cap Growth Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Franklin Templeton.

Portfolio Management

Together, Franklin Templeton and its affiliates manage over $258 billion in assets. Franklin Templeton is located at One Franklin Parkway, San Mateo, California 94403-1906.

The team responsible for the Portfolio's management is made up of the following managers:

The Portfolio is managed by a team of investment professionals led by Edward B. Jamieson, Executive Vice President of Franklin Templeton. Mr. Jamieson joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since the Portfolio's inception. The other team members include Michael McCarthy, Vice President of Franklin Templeton, Aidan O'Connell, Portfolio Manager of Franklin Templeton and Christopher Gristani, CFA, Portfolio Manager of Franklin Templeton. Mr. McCarthy joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since the Portfolio's inception. Mr. O'Connell joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 1998. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist. Mr. Gristani joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 2001. Mr. Gristani was previously an analyst at the Securitizations Group at Duck Ventures, Inc.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                       Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                              Loomis Sayles Small Cap Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  -----  ------
28.9%  30.7%  24.9%  -1.7%  31.8%  5.2%  -8.8%  -21.6%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                        Past One Year Past Five Years     (May 2, 1994)
                        ------------- --------------- ---------------------
     Class A...........    -21.56%        -0.50%              8.22%
     Class B*..........    -21.81%        -0.75%              7.97%
     Class E**.........    -21.64%        -0.65%              8.07%
     Russell 2000 Index    -20.48%        -1.36%              6.42%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Loomis Sayles Small Cap Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
                                          ------- ------- -------
Management Fees..........................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
Other Expenses...........................  0.07%   0.07%   0.07%
                                           -----   -----   -----
Total Annual Portfolio Operating Expenses  0.97%   1.22%   1.12%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 99      $309        $536     $1,190
Class B............................   $124      $387        $670     $1,477
Class E............................   $114      $356        $617     $1,363

                                              Loomis Sayles Small Cap Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's directors, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Portfolio may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Loomis Sayles Small Cap Portfolio

is based on the value of the individual securities it holds, the value of a Portfolio's investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's or ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing,


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                              Loomis Sayles Small Cap Portfolio


the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2002, Loomis Sayles managed approximately $54.8 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of the Portfolio. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Portfolio since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Portfolio since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                         Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

                                                   Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1999   2000   2001   2002
-----  -----  ----  ------
22.7%  -3.8%  0.9%  -20.5%


During the period shown above, the highest quarterly return was 20.03% for the fourth quarter of 2001, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................    -20.48%           -0.03%
Class B*.....................................    -20.62%           -0.28%
Class E*.....................................    -20.58%           -0.18%
Russell 2000 Index...........................    -20.48%            1.66%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.24%   0.24%   0.24%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.49%   0.74%   0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

                                                   Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.
  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Russell 2000 Index Portfolio


is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund's Index Portfolios. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                    State Street Research Aurora Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio's total assets in small-cap stocks which in the opinion of State Street Research are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index or the S&P Small Cap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if State Street Research continues to believe that those shares are an attractive investment. The Portfolio's stock investments may include common and preferred stocks, convertible securities and warrants.

State Street Research may adjust the composition of the Portfolio's holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks, growth stocks, preferred stock, convertible bonds or warrants. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among small company stocks, State Street Research takes a value approach, searching for those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

State Street Research Aurora Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

                                         State Street Research Aurora Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


2001    2002
-----  ------
16.0%  -21.3%


During the period shown above, the highest quarterly return was 21.60% for the fourth quarter of 2001, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year    (July 1, 2000)
                                              ------------- ---------------------
Class A......................................    -21.31%            4.81%
Class B*.....................................    -21.48%            4.56%
Class E*.....................................    -21.49%            4.66%
Russell 2000 Value Index.....................    -11.43%            6.55%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

State Street Research Aurora Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.85%   0.85%   0.85%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.10%   0.10%   0.10%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.95%   1.20%   1.10%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 97      $303        $525     $1,166
Class B............................   $122      $381        $660     $1,455
Class E............................   $112      $350        $606     $1,340

                                         State Street Research Aurora Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Aurora Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                         State Street Research Aurora Portfolio



  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Small-Cap Value Team has been responsible for the Portfolio's day-to-day management since May 2003. The portfolio management team includes John F. Burbank, Paul Haagensen and Caroline Evascu. Mr. Burbank has been responsible for the management of the Portfolio since its inception, and has been


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Aurora Portfolio

lead portfolio manager since April 2001. Mr. Burbank, a managing director, joined State Street Research in 1987. Mr. Haagensen, a senior vice president, joined State Street Research in 2002. During the past five years he has also served as portfolio manager and senior analyst at Putnam Investments. Ms. Evascu, a vice president, joined State Street Research in 2001. During the past five years she has also served as a vice president and senior analyst at SG Cowen Asset Management, and as a research associate at Donaldson, Lufkin & Jenrette.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.85% of the Portfolio's average daily net assets.

                   T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in a diversified group of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of December 31, 2002, this included companies with market capitalizations of approximately $2.9 billion and below. A company will continue to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

  Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a "top down" manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing--research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Small Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

                                       T. Rowe Price Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998  1999   2000   2001    2002
----  -----  -----  -----  ------
3.5%  28.0%  -9.1%  -9.0%  -26.7%

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was -24.72% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                            Life of the Portfolio
                                              Past One Year Past Five Years    (March 1, 1997)
                                              ------------- --------------- ---------------------
Class A......................................    -26.68%        -4.29%             -0.80%
Class B*.....................................    -26.93%        -4.54%             -1.05%
Class E**....................................    -26.78%        -4.44%             -0.95%
Russell 2000 Growth Index....................    -30.26%        -6.59%             -3.06%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

T. Rowe Price Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.52%   0.52%   0.52%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.09%   0.09%   0.09%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.61%   0.86%   0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $62       $195        $340     $  762
Class B............................   $88       $274        $477     $1,061
Class E............................   $78       $243        $422     $  942

                                       T. Rowe Price Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio's investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Small Cap Growth Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

                                       T. Rowe Price Small Cap Growth Portfolio


Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about $140.6 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio's average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.52% of the Portfolio's average daily net assets.

                      Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2002, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the MSCI EAFE Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

                                            Morgan Stanley EAFE Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                     [CHART]

1999    2000    2001    2002
-----  ------  ------  ------
24.9%  -14.5%  -21.7%  -16.6%


During the period shown above, the highest quarterly return was 16.19% for the fourth quarter of 1999, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    -16.63%           -6.57%
Class B*..........................................    -16.76%           -6.82%
Class E*..........................................    -16.65%           -6.72%
MSCI EAFE Index...................................    -15.94%           -5.61%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                            Morgan Stanley EAFE Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.30%   0.30%   0.30%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.49%   0.49%   0.49%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  0.79%   1.04%   0.94%
Fee Waiver and/or Expense Reimbursement (1)............ (0.04%) (0.04%) (0.04%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  0.75%   1.00%   0.90%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 77      $248        $435     $  974
Class B............................   $102      $327        $570     $1,267
Class E............................   $ 92      $296        $516     $1,151

Morgan Stanley EAFE Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                            Morgan Stanley EAFE Index Portfolio


defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund's Index Portfolios. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                          MFS Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, normally invests at least 40%, but not more than 75%, of the Portfolio's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stock and bonds, warrants or rights convertible into stock. The Portfolio may also invest in depositary receipts for such equity securities. The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Portfolio focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). The Portfolio may invest in fixed-income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Portfolio normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, but the Portfolio may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Portfolio may invest up to 20% of its net assets in foreign securities.

  Investment Selection

Equity Securities. The Portfolio will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Portfolio. This means that securities are selected based upon MFS's assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-income Securities. In selecting fixed-income investments for the Portfolio, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                                     MFS Total Return Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign equity or fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Total Return Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Back Bay Advisors and MFS.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10.6%  -1.1%  31.3%  15.0%  26.6%  19.7%  10.0%  -3.4%  -3.8%  -5.4%


During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                    Past One Year Past Five Years Past Ten Years
                                    ------------- --------------- --------------
Class A............................     -5.37%         2.97%          9.24%
Class B*...........................     -5.62%         2.72%          8.99%
Class E**..........................        N/A           N/A            N/A
S&P 500 Index......................    -22.09%        -0.58%          9.34%
Lehman Brothers Government/Credit
  Index............................     11.04%         7.62%          7.61%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

                                                     MFS Total Return Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.50%   0.50%   0.50%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.16%   0.16%   0.16%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.66%   0.91%   0.81%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $67       $211        $368     $  822
Class B............................   $93       $290        $504     $1,120
Class E............................   $83       $259        $450     $1,002

MFS Total Return Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                     MFS Total Return Portfolio



Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers headed by David M. Calabro, a Senior Vice President of MFS. Mr. Calabro has been employed in the investment management area of MFS since 1992. He is also a manager of the equity portion of the Portfolio. The other managers of the Portfolio's equity portion are Constantinos G. Mokas, Lisa B. Nurme, Steven R. Gorham and Kenneth
J. Enright, who are all Senior Vice Presidents at MFS. Mr. Mokas has been employed in the investment management area of MFS since 1990; Ms. Nurme, since 1987; Mr. Gorham, since 2002; and Mr. Enright, since 1986.

Michael W. Roberge, a Senior Vice President of MFS, is the manager of the fixed-income portion of the Portfolio. Mr. Roberge has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                 Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                 Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                 Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund's Index Portfolios. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

            Salomon Brothers Strategic Bond Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of total return consistent with preservation of capital.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Investment Selection

SBAM determines how to invest the Portfolio's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, the Portfolio's managers allocate assets among the various classes of securities in which the Portfolio invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the Portfolio, which will generally be approximately 4.5 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of the classes of fixed-income securities held by the Portfolio.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                        Salomon Brothers Strategic Bond Opportunities Portfolio


   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.-

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Salomon Brothers Strategic Bond Opportunities Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998  1999  2000  2001  2002
-----  -----  -----  ----  ----  ----  ----  ----
19.4%  14.4%  11.1%  2.0%  1.4%  7.0%  6.6%  9.6%

During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Portfolio
                                     Past One Year Past Five Years  (October 31, 1994)
                                     ------------- --------------- ---------------------
Class A.............................     9.61%          5.38%              8.48%
Class B*............................     9.36%          5.13%              8.23%
Class E**...........................     9.36%          5.23%              8.33%
Lehman Brothers Aggregate Bond Index    10.25%          7.55%              8.49%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

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                        Salomon Brothers Strategic Bond Opportunities Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.65%   0.65%   0.65%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.20%   0.20%   0.20%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.85%   1.10%   1.00%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 87      $271        $471     $1,049
Class B............................   $112      $350        $606     $1,340
Class E............................   $102      $318        $552     $1,225

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Salomon Brothers Strategic Bond Opportunities Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.
Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                        Salomon Brothers Strategic Bond Opportunities Portfolio

country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of the Portfolio's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Salomon Brothers Strategic Bond Opportunities Portfolio


Portfolio Management

As of December 31, 2002, SBAM managed approximately $34.2 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Portfolio in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of the Portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of the Portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of the Portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  Salomon Brothers U.S. Government Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

  Investment Selection

SBAM determines how to invest assets of the Portfolio in several steps.

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Portfolio allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the Portfolio, which SBAM will normally maintain between 2.5 and 5 years.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Salomon Brothers U.S. Government Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in fixed-income security markets.

   . Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

                                     Salomon Brothers U.S. Government Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.
                                    [CHART]


1995   1996  1997  1998  1999  2000   2001  2002
-----  ----  ----  ----  ----  -----  ----  ----
15.0%  3.3%  8.6%  7.5%  0.2%  10.5%  6.7%  7.9%

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                        Life of the Portfolio
                          Past One Year Past Five Years  (October 31, 1994)
                          ------------- --------------- ---------------------
Class A..................     7.94%          6.52%              7.31%
Class B*.................     7.69%          6.27%              7.06%
Class E**................     7.71%          6.37%              7.16%
Lehman Brothers
  Intermediate
  Government Bond Index..     9.64%          7.44%              7.71%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Salomon Brothers U.S. Government Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.55%   0.55%   0.55%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.15%   0.15%   0.15%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses (1)  0.70%   0.95%   0.85%

--------
(1) In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each Class of the Portfolio to certain percentages. These subsidies were subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than two years after the end of the fiscal year in which such expense was incurred. The Portfolio's Total Annual Operating Expenses shown above include amounts charged to the Portfolio for such deferred expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $72       $224        $390     $  871
Class B............................   $97       $303        $525     $1,166
Class E............................   $87       $271        $471     $1,049

                                     Salomon Brothers U.S. Government Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs). One type of security in which the Portfolio can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Salomon Brothers U.S. Government Portfolio


Portfolio Management

As of December 31, 2002, SBAM managed approximately $34.2     billion in
assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

Roger Lavan has been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

State Street Research Bond Income Portfolio

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                    State Street Research Bond Income Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

State Street Research Bond Income Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

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                                    State Street Research Bond Income Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

                                    State Street Research Bond Income Portfolio



Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

State Street Research Bond Income Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

State Street Research Money Market Portfolio

   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

                                   State Street Research Money Market Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

State Street Research Money Market Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

                                   State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Money Market Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Alger Equity Growth Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $  20.74  $  25.06  $  29.34  $  25.11  $  17.62
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss)............................     0.01      0.00      0.03     (0.01)     0.04
Net realized and unrealized gain (loss) on investments..    (6.89)    (2.91)    (3.99)     8.34      8.37
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................    (6.88)    (2.91)    (3.96)     8.33      8.41
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................     0.00     (0.07)    (0.09)     0.00     (0.04)
Distributions from net realized capital gains...........     0.00     (1.34)     0.00     (0.01)     0.00
Distributions in excess of net realized capital gains...     0.00      0.00     (0.23)    (4.09)    (0.88)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................     0.00     (1.41)    (0.32)    (4.10)    (0.92)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $  13.86  $  20.74  $  25.06  $  29.34  $  25.11
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................    (33.2)    (12.0)    (13.7)     34.1      47.8
Ratio of operating expenses to average net assets (%)...     0.79      0.84      0.79      0.80      0.83
Ratio of net investment income to average net assets (%)     0.05      0.00      0.23     (0.03)     0.19
Portfolio turnover rate (%).............................      243        88        88       128       119
Net assets, end of period (000)......................... $449,676  $788,097  $968,357  $841,053  $410,726

                                                                    Class B                Class E
                                                                ---------------- -----------------------
                                                                July 30, 2002(a)     Year     May 1, 2001(a)
                                                                    through         Ended        through
                                                                  December 31,   December 31,  December 31,
                                                                      2002           2002          2001
                                                                ---------------- ------------ --------------
Net Asset Value, Beginning of Period...........................      $14.64        $ 20.64        $23.50
                                                                     ------        -------        ------
Income From Investment Operations
Net investment income (loss)...................................       (0.01)         (0.01)         0.00
Net realized and unrealized gain (loss) on investments.........       (0.98)         (6.85)        (2.86)
                                                                     ------        -------        ------
    Total from investment operations...........................       (0.99)         (6.86)        (2.86)
                                                                     ------        -------        ------
Net Asset Value, End of Period.................................      $13.65        $ 13.78        $20.64
                                                                     ======        =======        ======
Total Return (%)...............................................        (6.8)(b)      (33.2)        (12.2)(b)
Ratio of operating expenses to average net assets (%)..........        1.04 (c)       0.94          0.99 (c)
Ratio of net investment income (loss) to average net assets (%)       (0.24)(c)      (0.06)         0.00 (c)
Portfolio turnover rate (%)....................................         243 (c)        243            88 (c)
Net assets, end of period (000)................................      $    1        $15,218        $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        FI Structured Equity Portfolio

                                                                                      Class A
                                                                 ------------------------------------------------
                                                                              Year Ended December 31,
                                                                 ------------------------------------------------
                                                                   2002      2001      2000      1999      1998
                                                                 --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period............................ $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98
                                                                 --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...........................................     1.53      1.06      1.16      1.78      1.30
Net realized and unrealized gain (loss) on investments..........   (31.88)   (26.45)   (11.28)    17.51     42.44
                                                                 --------  --------  --------  --------  --------
    Total from investment operations............................   (30.35)   (25.39)   (10.12)    19.29     43.74
                                                                 --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income........................    (1.27)    (1.49)     0.00     (1.78)    (1.31)
Distributions from net realized capital gains...................     0.00      0.00     (4.98)   (27.36)   (14.07)
                                                                 --------  --------  --------  --------  --------
    Total distributions.........................................    (1.27)    (1.49)    (4.98)   (29.14)   (15.38)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $ 124.89  $ 156.51  $ 183.39  $ 198.49  $ 208.34
                                                                 ========  ========  ========  ========  ========
Total Return (%)................................................    (19.5)    (13.9)     (5.2)      9.4      24.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.72      0.78      0.73      0.74      0.78
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.71      0.74      0.70        --        --
Ratio of net investment income to average net assets (%)........     1.30      0.60      0.61      0.94      0.80
Portfolio turnover rate (%).....................................      142       154       138       115       100
Net assets, end of period (000)................................. $491,124  $298,982  $388,127  $417,540  $281,557

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)     Year     May 1, 2001(a)
                                                  through         Ended        through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........     $125.90        $156.28       $177.17
                                                  -------        -------       -------
Income From Investment Operations
Net investment income........................        0.18           1.35          0.14
Net realized and unrealized gain (loss) on
 investments.................................       (1.61)        (31.80)       (21.03)
                                                  -------        -------       -------
    Total from investment operations.........       (1.43)        (30.45)       (20.89)
                                                  -------        -------       -------
Less Distributions
Distributions from net investment income.....        0.00          (1.17)         0.00
                                                  -------        -------       -------
    Total distributions......................        0.00          (1.17)         0.00
                                                  -------        -------       -------
Net Asset Value, End of Period...............     $124.47        $124.66       $156.28
                                                  =======        =======       =======
Total Return (%).............................        (1.1)(b)      (19.6)        (11.8)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........        0.97 (c)       0.87          0.93 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        0.96 (c)       0.86          0.89 (c)
Ratio of net investment income to average
 net assets (%)..............................        1.36 (c)       1.15          0.61 (c)
Portfolio turnover rate (%)..................         142 (c)        142           154 (c)
Net assets, end of period (000)..............     $     6        $ 5,619       $ 1,527

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   Harris Oakmark Large Cap Value Portfolio

                                                                                  Class A
                                                         -----------------------------------------------------
                                                                                               November 9, 1998(a)
                                                                Year Ended December 31,              through
                                                         ------------------------------------     December 31,
                                                           2002      2001      2000     1999          1998
                                                         --------  --------  -------  -------  -------------------
Net Asset Value, Beginning of Period.................... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                                         --------  --------  -------  -------        ------
Income From Investment Operations
Net investment income...................................     0.06      0.08     0.13     0.10          0.03
Net realized and unrealized gain (loss) on investments..    (1.66)     1.72     0.97    (0.78)        (0.30)
                                                         --------  --------  -------  -------        ------
    Total from investment operations....................    (1.60)     1.80     1.10    (0.68)        (0.27)
                                                         --------  --------  -------  -------        ------
Less Distributions
Distributions from net investment income................    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
Distributions from net realized capital gains...........    (0.16)     0.00    (0.10)   (0.01)         0.00
Tax return of capital...................................    (0.10)     0.00     0.00     0.00          0.00
                                                         --------  --------  -------  -------        ------
    Total distributions.................................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                                         --------  --------  -------  -------        ------
Net Asset Value, End of Period.......................... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                                         ========  ========  =======  =======        ======
Total Return (%)........................................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average net assets (%)     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............................       30        33       82       17            16 (c)
Net assets, end of period (000)......................... $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)..........................       --        --       --     1.15          1.79 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)     Year     May 1, 2001(a)
                                                                     through         Ended        through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 9.96        $ 11.55        $11.00
                                                                      ------        -------        ------
Income From Investment Operations
Net investment income...........................................        0.01           0.09          0.00
Net realized and unrealized gain (loss) on investments..........       (0.38)         (1.71)         0.55
                                                                      ------        -------        ------
    Total from investment operations............................       (0.37)         (1.62)         0.55
                                                                      ------        -------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.08)         0.00
Distributions from net realized capital gains...................        0.00          (0.16)         0.00
Tax return of capital...........................................        0.00          (0.10)         0.00
                                                                      ------        -------        ------
    Total distributions.........................................        0.00          (0.34)         0.00
                                                                      ------        -------        ------
Net Asset Value, End of Period..................................      $ 9.59        $  9.59        $11.55
                                                                      ======        =======        ======
Total Return (%)................................................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average net assets (%)........        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%).....................................          30 (c)         30            33 (c)
Net assets, end of period (000).................................      $    9        $24,936        $  185

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Investment Trust Portfolio

                                                                                   Class A
                                                         ----------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ----------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................       0.19        0.18        0.19        0.23        0.36
Net realized and unrealized gain (loss) on investments..      (6.96)      (6.00)      (2.55)       6.38        8.52
                                                         ----------  ----------  ----------  ----------  ----------
    Total from investment operations....................      (6.77)      (5.82)      (2.36)       6.61        8.88
                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................      (0.12)      (0.25)       0.00       (0.24)      (0.36)
Distributions from net realized capital gains...........       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                                         ----------  ----------  ----------  ----------  ----------
    Total distributions.................................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.......................... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%)........................................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.52        0.50        0.49          --          --
Ratio of net investment income to average net assets (%)       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%).............................         79         101          86          83          74
Net assets, end of period (000)......................... $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............    $25.80        $29.14        $25.89        $29.23
                                                     ------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.12          0.02          0.16          0.01
Net realized and unrealized gain (loss) on
 investments.....................................     (6.87)        (3.36)        (6.92)        (3.35)
                                                     ------        ------        ------        ------
    Total from investment operations.............     (6.75)        (3.34)        (6.76)        (3.34)
                                                     ------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.12)         0.00         (0.12)         0.00
Distributions from net realized capital gains....      0.00          0.00          0.00          0.00
                                                     ------        ------        ------        ------
    Total distributions..........................     (0.12)         0.00         (0.12)         0.00
                                                     ------        ------        ------        ------
Net Asset Value, End of Period...................    $18.93        $25.80        $19.01        $25.89
                                                     ======        ======        ======        ======
Total Return (%).................................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)......................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..................    $6,486        $2,849        $7,575        $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                State Street Research Large Cap Value Portfolio

                                                                  Class A         Class B         Class E
                                                               -------------- ---------------- --------------
                                                               May 1, 2002(a) July 30, 2002(a) May 1, 2002(a)
                                                                  through         through         through
                                                                December 31,    December 31,    December 31,
                                                                    2002            2002            2002
                                                               -------------- ---------------- --------------
Net Asset Value, Beginning of Period..........................     $10.00          $ 8.30          $10.00
                                                                   ------          ------          ------
Income From Investment Operations
Net investment income.........................................       0.06            0.03            0.04
Net realized and unrealized gain (loss) on investments........      (2.06)          (0.36)          (2.04)
                                                                   ------          ------          ------
    Total from investment operations..........................      (2.00)          (0.33)          (2.00)
                                                                   ------          ------          ------
Less Distributions
Distributions from net investment income......................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
    Total distributions.......................................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
Net Asset Value, End of Period................................     $ 7.95          $ 7.95          $ 7.95
                                                                   ======          ======          ======
Total Return (%)..............................................      (20.0)(b)        (4.0)(b)       (20.0)(b)
Ratio of operating expenses to average net assets (%).........       0.85 (c)        1.10 (c)        1.00 (c)
Ratio of net investment income to average net assets (%)......       1.18 (c)        0.93 (c)        1.03 (c)
Portfolio turnover rate (%)...................................         84 (c)          84 (c)          84 (c)
Net assets, end of period (000)...............................     $4,642          $    1          $4,911
The Ratios of operating expenses to average net assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................       2.33            2.58            2.48

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   T. Rowe Price Large Cap Growth Portfolio

                                                                           Class A
                                                  ------------------------------------------------------
                                                                                         November 9, 1998(a)
                                                         Year Ended December 31,               through
                                                  -------------------------------------     December 31,
                                                    2002      2001      2000      1999          1998
                                                  --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period............. $  11.64  $  12.93  $  13.41  $ 11.02        $10.00
                                                  --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income............................     0.02      0.03      0.03     0.02          0.01
Net realized and unrealized gain (loss) on
 investments.....................................    (2.72)    (1.31)    (0.09)    2.43          1.02
                                                  --------  --------  --------  -------        ------
    Total from investment operations.............    (2.70)    (1.28)    (0.06)    2.45          1.03
                                                  --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.........    (0.03)    (0.01)    (0.02)   (0.03)        (0.01)
Distributions from net realized capital gains....     0.00      0.00     (0.40)   (0.03)         0.00
                                                  --------  --------  --------  -------        ------
    Total distributions..........................    (0.03)    (0.01)    (0.42)   (0.06)        (0.01)
                                                  --------  --------  --------  -------        ------
Net Asset Value, End of Period................... $   8.91  $  11.64  $  12.93  $ 13.41        $11.02
                                                  ========  ========  ========  =======        ======
Total Return (%).................................    (23.2)     (9.9)     (0.4)    22.2          10.3 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................     0.77      0.76      0.78     0.87          0.50 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................     0.76      0.75      0.77       --            --
Ratio of net investment income to average net
 assets (%)......................................     0.22      0.27      0.23     0.23          0.93 (c)
Portfolio turnover rate (%)......................       49        67        62       46             6 (c)
Net assets, end of period (000).................. $127,939  $173,218  $180,072  $51,402        $6,740
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........       --        --        --     1.31          2.62 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                     through       Year Ended     through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 8.96         $11.63        $12.32
                                                                      ------         ------        ------
Income From Investment Operations
Net investment income...........................................        0.00           0.03          0.00
Net realized and unrealized gain (loss) on investments..........       (0.08)         (2.73)        (0.69)
                                                                      ------         ------        ------
    Total from investment operations............................       (0.08)         (2.70)        (0.69)
                                                                      ------         ------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.03)         0.00
Distributions from net realized capital gains...................        0.00           0.00          0.00
                                                                      ------         ------        ------
    Total distributions.........................................        0.00          (0.03)         0.00
                                                                      ------         ------        ------
Net Asset Value, End of Period..................................      $ 8.88         $ 8.90        $11.63
                                                                      ======         ======        ======
Total Return (%)................................................        (0.9)(b)      (23.3)         (5.6)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.02 (c)       0.92          0.91 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.01 (c)       0.91          0.90 (c)
Ratio of net investment income to average net assets (%)........        0.00 (c)       0.07          0.75 (c)
Portfolio turnover rate (%).....................................          49 (c)         49            67 (c)
Net assets, end of period (000).................................      $    1         $3,119        $   23

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      FI Mid Cap Opportunities Portfolio

                                                                   Class A        Class B        Class E
                                                                -------------- -------------- --------------
                                                                May 1, 2002(a) May 1, 2002(a) May 1, 2002(a)
                                                                   through        through        through
                                                                 December 31,   December 31,   December 31,
                                                                     2002           2002           2002
                                                                -------------- -------------- --------------
Net Asset Value, Beginning of Period...........................     $10.00         $10.00         $10.00
                                                                    ------         ------         ------
Income From Investment Operations
Net investment income..........................................       0.00           0.00           0.00
Net realized and unrealized gain (loss) on investments.........      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
    Total from investment operations...........................      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
Net Asset Value, End of Period.................................     $ 8.19         $ 8.18         $ 8.19
                                                                    ======         ======         ======
Total Return (%)...............................................      (18.1)(b)      (18.2)(b)      (18.1)(b)
Ratio of operating expenses to average net assets (%)..........       0.95 (c)       1.20 (c)       1.10 (c)
Ratio of net investment income (loss) to average net assets (%)      (0.08)(c)      (0.15)(c)      (0.12)(c)
Portfolio turnover rate (%)....................................        250 (c)        250 (c)        250 (c)
Net assets, end of period (000)................................     $2,244         $  933         $2,676
The Ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%)......................................................       4.42 (c)       4.67 (c)       4.57 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Harris Oakmark Focused Value Portfolio


                                                                                             Class A
                                                                         -----------------------------------------------
                                                                                     Year Ended December 31,
                                                                         -----------------------------------------------
                                                                           2002      2001      2000     1999      1998
                                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................................... $ 186.12  $ 146.67  $ 121.71 $ 122.85  $ 170.59
                                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................................     0.27      0.42      1.15     1.36      1.09
Net realized and unrealized gain (loss) on investments..................   (16.70)    40.09     23.81    (0.97)   (11.41)
                                                                         --------  --------  -------- --------  --------
    Total from investment operations....................................   (16.43)    40.51     24.96     0.39    (10.32)
                                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................................    (0.36)    (1.06)     0.00    (1.36)    (1.09)
Distributions in excess of net investment income........................     0.00      0.00      0.00    (0.17)     0.00
Distributions from net realized capital gains...........................     0.00      0.00      0.00     0.00    (36.08)
Distributions in excess of net realized capital gains...................     0.00      0.00      0.00     0.00     (0.25)
                                                                         --------  --------  -------- --------  --------
    Total distributions.................................................    (0.36)    (1.06)     0.00    (1.53)   (37.42)
                                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................................... $ 169.33  $ 186.12  $ 146.67 $ 121.71  $ 122.85
                                                                         ========  ========  ======== ========  ========
Total Return (%)........................................................     (8.8)     27.8      20.5      0.3      (5.5)
Ratio of operating expenses to average net assets before expense
 reductions (%).........................................................     0.82      0.87      0.90     0.88      0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).....................................................     0.82      0.84        --       --        --
Ratio of net investment income to average net assets (%)................     0.22      0.43      0.98     1.08      0.66
Portfolio turnover rate (%).............................................       11        28       143      119       171
Net assets, end of period (000)......................................... $438,359  $370,959  $139,518 $109,280  $112,997
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)..........       --        --      0.96       --      0.90

                                                                        Class B                        Class E
                                                           ------------------------------    ------------------------
                                                            Year Ended  February 20, 2001(a)  Year Ended  May 1, 2001(a)
                                                           December 31,       through        December 31,    through
                                                               2002         December 31,         2002      December 31,
Net Asset Value, Beginning of Period......................   $ 184.25         $159.20          $185.17       $164.26
                                                             --------         -------          -------       -------
Income From Investment Operations
Net investment income.....................................       0.16            0.01             0.25          0.02
Net realized and unrealized gain (loss) on investments....     (16.83)          25.04           (16.85)        20.89
                                                             --------         -------          -------       -------
    Total from investment operations......................     (16.67)          25.05           (16.60)        20.91
                                                             --------         -------          -------       -------
Less Distributions
Distributions from net investment income..................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
    Total distributions...................................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
Net Asset Value, End of Period............................   $ 167.26         $184.25          $168.22       $185.17
                                                             ========         =======          =======       =======
Total Return (%)..........................................       (9.1)          15.7 (b)          (9.0)        12.7 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)...................................       1.07           1.12 (c)          0.97         1.02 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)...............................       1.07           1.09 (c)          0.97         0.99 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................      (0.06)          0.02 (c)          0.05         0.09 (c)
Portfolio turnover rate (%)...............................         11             28 (c)            11           28 (c)
Net assets, end of period (000)...........................   $140,273         $24,082          $74,818       $10,416

--------
(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                     MetLife Mid Cap Stock Index Portfolio

                                                           Class A                           Class B
                                              ------------------------------     ---------------------------
                                                  Year Ended     July 5, 2000(a)              January 2, 2001(a)
                                                 December 31,        through      Year Ended       through
                                              -----------------   December 31,   December 31,    December 31,
                                                2002      2001        2000           2002            2001
                                              --------  -------  --------------- ------------ ------------------
Net Asset Value, Beginning of Period......... $  10.46  $ 10.64      $ 10.00       $ 10.43          $10.54
                                              --------  -------      -------       -------          ------
Income From Investment Operations
Net investment income........................     0.05     0.06         0.03          0.03            0.04
Net realized and unrealized gain (loss) on
 investments.................................    (1.60)   (0.19)        0.66         (1.60)          (0.10)
                                              --------  -------      -------       -------          ------
    Total from investment operations.........    (1.55)   (0.13)        0.69         (1.57)          (0.06)
                                              --------  -------      -------       -------          ------
Less Distributions
Distributions from net investment income.....    (0.04)   (0.02)       (0.03)        (0.03)          (0.02)
Distributions from net realized capital gains     0.00    (0.03)       (0.02)         0.00           (0.03)
                                              --------  -------      -------       -------          ------
    Total distributions......................    (0.04)   (0.05)       (0.05)        (0.03)          (0.05)
                                              --------  -------      -------       -------          ------
Net Asset Value, End of Period............... $   8.87  $ 10.46      $ 10.64       $  8.83          $10.43
                                              ========  =======      =======       =======          ======
Total Return (%).............................    (14.9)    (1.2)         6.8 (b)     (15.1)            3.1 (b)
Ratio of operating expenses to average net
 assets (%)..................................     0.43     0.45         0.45 (c)      0.68            0.70 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.70     0.71         0.92 (c)      0.46            0.48 (c)
Portfolio turnover rate (%)..................       46       45          124 (c)        46              45 (c)
Net assets, end of period (000).............. $117,340  $97,505      $61,934       $12,790          $5,895
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       --     0.52         0.83 (c)        --            0.77 (c)

                                                                                          Class E
                                                                                -----------------------
                                                                                             May 1, 2001(a)
                                                                                 Year Ended     through
                                                                                December 31,  December 31,
                                                                                    2002          2001
                                                                                ------------ --------------
Net Asset Value, Beginning of Period...........................................    $10.45        $10.54
                                                                                   ------        ------
Income From Investment Operations
Net investment income..........................................................      0.05          0.00
Net realized and unrealized gain (loss) on investments.........................     (1.61)        (0.09)
                                                                                   ------        ------
    Total from investment operations...........................................     (1.56)        (0.09)
                                                                                   ------        ------
Less Distributions
Distributions from net investment income.......................................     (0.04)         0.00
                                                                                   ------        ------
    Total distributions........................................................     (0.04)         0.00
                                                                                   ------        ------
Net Asset Value, End of Period.................................................    $ 8.85        $10.45
                                                                                   ======        ======
Total Return (%)...............................................................     (15.0)         (0.9)(b)
Ratio of operating expenses to average net assets (%)..........................      0.58          0.60 (c)
Ratio of net investment income to average net assets (%).......................      0.62          0.00 (c)
Portfolio turnover rate (%)....................................................        46            45 (c)
Net assets, end of period (000)................................................    $9,804        $  0.1
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)...........................        --          0.67 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               Neuberger Berman Partners Mid Cap Value Portfolio

                                                                       Class A
                                              ------------------------------------------------------
                                                                                     November 9, 1998(a)
                                                     Year Ended December 31,               through
                                              -------------------------------------     December 31,
                                                2002      2001      2000      1999          1998
                                              --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period......... $  14.16  $  14.82  $  11.97  $ 10.73        $10.00
                                              --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income........................     0.06      0.13      0.04     0.06          0.03
Net realized and unrealized gain (loss) on
 investments.................................    (1.42)    (0.50)     3.35     1.80          0.71
                                              --------  --------  --------  -------        ------
    Total from investment operations.........    (1.36)    (0.37)     3.39     1.86          0.74
                                              --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.....    (0.01)    (0.03)    (0.04)   (0.07)        (0.01)
Distributions from net realized capital gains    (0.03)    (0.26)    (0.50)   (0.55)         0.00
                                              --------  --------  --------  -------        ------
    Total distributions......................    (0.04)    (0.29)    (0.54)   (0.62)        (0.01)
                                              --------  --------  --------  -------        ------
Net Asset Value, End of Period............... $  12.76  $  14.16  $  14.82  $ 11.97        $10.73
                                              ========  ========  ========  =======        ======
Total Return (%).............................     (9.6)     (2.5)     28.3     17.6           7.4 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.80      0.81      0.87     0.72          0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     0.77      0.69      0.76       --            -- (c)
Ratio of net investment income to average
 net assets (%)..............................     0.43      0.90      0.58     0.86          2.61 (c)
Portfolio turnover rate (%)..................       84       212       207      134            21 (c)
Net assets, end of period (000).............. $156,117  $160,074  $131,356  $38,722        $8,647
The Ratios of operating expenses to average
 net assets without giving effect to
 the voluntary expense agreement would have
 been (%)....................................       --        --        --     1.18         1.86 (c)

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............   $ 14.12        $14.36        $14.15        $14.37
                                                    -------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.01          0.04          0.03          0.00
Net realized and unrealized gain (loss) on
 investments.....................................     (1.40)        (0.28)        (1.40)        (0.22)
                                                    -------        ------        ------        ------
    Total from investment operations.............     (1.39)        (0.24)        (1.37)        (0.22)
                                                    -------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.01)         0.00         (0.01)         0.00
Distributions from net realized capital gains....     (0.03)         0.00         (0.03)         0.00
                                                    -------        ------        ------        ------
    Total distributions..........................     (0.04)         0.00         (0.04)         0.00
                                                    -------        ------        ------        ------
Net Asset Value, End of Period...................   $ 12.69        $14.12        $12.74        $14.15
                                                    =======        ======        ======        ======
Total Return (%).................................      (9.9)         (1.7)(b)      (9.7)         (1.5)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      1.05          1.06 (c)      0.95          0.96 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      1.02          0.97 (c)      0.92          0.87 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.17          0.77 (c)      0.29          0.67 (c)
Portfolio turnover rate (%)......................        84           212 (c)        84           212 (c)
Net assets, end of period (000)..................   $11,113        $2,410        $5,735        $   32

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                 Franklin Templeton Small Cap Growth Portfolio

                                     Class A                    Class B                    Class E
                            ----------------------     ----------------------     ----------------------
                                            May 1,                     May 1,                     May 1,
                                Year       2001(a)         Year       2001(a)         Year       2001(a)
                               Ended       through        Ended       through        Ended       through
                            December 31, December 31,  December 31, December 31,  December 31, December 31,
                                2002         2001          2002         2001          2002         2001
                            ------------ ------------  ------------ ------------  ------------ ------------
Net Asset Value, Beginning
 of Period.................   $  8.88       $10.00        $ 8.88       $10.00        $ 8.88       $10.00
                              -------       ------        ------       ------        ------       ------
Income From Investment
 Operations
Net investment income
 (loss)....................     (0.04)        0.00         (0.04)       (0.01)        (0.01)        0.00
Net realized and unrealized
 gain (loss) on
 investments...............     (2.43)       (1.12)        (2.45)       (1.11)        (2.46)       (1.12)
                              -------       ------        ------       ------        ------       ------
Total from investment
 operations................     (2.47)       (1.12)        (2.49)       (1.12)        (2.47)       (1.12)
                              -------       ------        ------       ------        ------       ------
Net Asset Value, End of
 Period....................   $  6.41       $ 8.88        $ 6.39       $ 8.88        $ 6.41       $ 8.88
                              =======       ======        ======       ======        ======       ======
Total Return (%)...........     (27.8)       (11.2)(b)     (28.0)       (11.2)(b)     (27.8)       (11.2)(b)
Ratio of operating expenses
 to average net
 assets (%)................      1.05         1.05 (c)      1.30         1.30 (c)      1.20         1.20 (c)
Ratio of net investment
 income (loss) to average
 net assets (%)............     (0.60)        0.00 (c)     (0.85)       (0.51)(c)     (0.72)       (0.41)(c)
Portfolio turnover
 rate (%)..................        33           67 (c)        33           67 (c)        33           67 (c)
Net assets, end of period
 (000).....................   $12,079       $7,468        $9,403       $4,493        $2,235       $    6
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 would have been (%).......      1.51         2.69 (c)      1.76         2.94 (c)      1.66         2.84 (c)

--------
(a) Commencement of Operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                       Loomis Sayles Small Cap Portfolio

                                                                                                     Class A
                                                                                ------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                ------------------------------------------------
                                                                                  2002      2001      2000      1999      1998
                                                                                --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period........................................... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92
                                                                                --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income..........................................................     0.14      0.34      0.42      0.51      1.24
Net realized and unrealized gain (loss) on investments.........................   (38.32)   (19.28)    10.13     48.23     (4.01)
                                                                                --------  --------  --------  --------  --------
    Total from investment operations...........................................   (38.18)   (18.94)    10.55     48.74     (2.77)
                                                                                --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.......................................    (0.18)    (0.53)    (0.01)    (0.53)    (1.24)
Distributions from net realized capital gains..................................     0.00    (12.67)    (1.86)     0.00     (1.32)
Distributions in excess of net realized capital gains..........................     0.00     (1.02)     0.00      0.00     (0.07)
                                                                                --------  --------  --------  --------  --------
    Total Distributions........................................................    (0.18)   (14.22)    (1.87)    (0.53)    (2.63)
                                                                                --------  --------  --------  --------  --------
Net Asset Value, End of Period................................................. $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                                                                ========  ========  ========  ========  ========
Total Return (%)...............................................................    (21.6)     (8.8)      5.2      31.8      (1.7)
Ratio of operating expenses to average net assets before expense reductions (%)     0.97      1.00      0.96      1.00      1.00
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)...........................................................................     0.97      1.00      0.95        --        --
Ratio of net investment income to average net assets (%).......................     0.14      0.18      0.22      0.34      0.88
Portfolio turnover rate (%)....................................................       99       111       148       146       111
Net assets, end of period (000)................................................ $281,477  $406,525  $486,439  $322,318  $238,589
The Ratios of operating expenses to average net assets without giving effect
 to the voluntary expense agreement would have been (%)........................       --      1.00      0.95      1.10      1.10

                                                                                     Class B                Class E
                                                                                 ---------------- -----------------------
                                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                                     through       Year Ended     through
                                                                                   December 31,   December 31,  December 31,
                                                                                       2002           2002          2002
                                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................................     $144.89        $177.03       $179.40
                                                                                     -------        -------       -------
Income From Investment Operations
Net investment income...........................................................        0.00           0.03          0.07
Net realized and unrealized gain (loss) on investments..........................       (6.69)        (38.32)        (2.44)
                                                                                     -------        -------       -------
    Total from investment operations............................................       (6.69)        (38.29)        (2.37)
                                                                                     -------        -------       -------
Less Distributions
Distributions from net investment income........................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
    Total Distributions.........................................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
Net Asset Value, End of Period..................................................     $138.20        $138.65       $177.03
                                                                                     =======        =======       =======
Total Return (%)................................................................        (4.6)(b)      (21.6)         (1.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%).        1.22 (c)       1.12          1.15 (c)
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)............................................................................        1.22 (c)       1.12          1.15 (c)
Ratio of net investment income to average net assets (%)........................        0.00 (c)      (0.01)         0.03 (c)
Portfolio turnover rate (%).....................................................          99 (c)         99           111 (c)
Net assets, end of period (000).................................................     $     1        $10,242       $ 2,142
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)............................          --             --          1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    State Street Research Aurora Portfolio

                                                       Class A                         Class B
                                         -------------------------------     -----------------------
                                             Year Ended      July 5, 2000(a)              May 1, 2001(a)
                                            December 31,         through      Year Ended     through
                                         ------------------   December 31,   December 31,  December 31,
                                           2002      2001         2000           2002          2001
                                         --------  --------  --------------- ------------ --------------
Net Asset Value, Beginning of Period.... $  14.13  $  12.24      $ 10.00        $14.12        $14.12
                                         --------  --------      -------        ------        ------
Income From Investment Operations
Net investment income (loss)............    (0.04)     0.02         0.03          0.00          0.00
Net realized and unrealized gain (loss)
 on investments.........................    (2.95)     1.94         2.29         (3.01)         0.00
                                         --------  --------      -------        ------        ------
    Total from investment operations....    (2.99)     1.96         2.32         (3.01)         0.00
                                         --------  --------      -------        ------        ------
Less Distributions
Distributions from net investment income    (0.01)    (0.01)       (0.03)        (0.01)         0.00
Distributions from net realized capital
 gains..................................    (0.06)    (0.06)       (0.05)        (0.06)         0.00
                                         --------  --------      -------        ------        ------
    Total distributions.................    (0.07)    (0.07)       (0.08)        (0.07)         0.00
                                         --------  --------      -------        ------        ------
Net Asset Value, End of Period.......... $  11.07  $  14.13      $ 12.24        $11.04        $14.12
                                         ========  ========      =======        ======        ======
Total Return (%)........................    (21.3)     16.0         23.2 (b)     (21.5)          0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.95      0.98         1.05 (c)      1.20          1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.28)     0.18         1.12 (c)     (0.53)         0.00 (c)
Portfolio turnover rate (%).............       27        15           24 (c)        27            15 (c)
Net assets, end of period (000)......... $319,202  $291,426      $54,379        $   10        $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        1.34 (c)         --            --

                                                                     Class E
                                                           -----------------------
                                                                        May 1, 2001(a)
                                                            Year Ended     through
                                                           December 31,  December 31,
                                                           ------------ --------------
Net Asset Value, Beginning of Period......................   $ 14.12        $14.12
                                                             -------        ------
Income From Investment Operations
Net investment income (loss)..............................     (0.01)        (0.01)
Net realized and unrealized gain (loss) on investments....     (3.00)         0.01
                                                             -------        ------
    Total from investment operations......................     (3.01)         0.00
                                                             -------        ------
Less Distributions
Distributions from net investment income..................     (0.01)         0.00
Distributions from net realized capital gains.............     (0.06)         0.00
                                                             -------        ------
    Total distributions...................................     (0.07)         0.00
                                                             -------        ------
Net Asset Value, End of Period............................   $ 11.04        $14.12
                                                             =======        ======
Total Return (%)..........................................     (21.5)          0.0 (b)
Ratio of operating expenses to average net assets (%).....      1.10          1.13 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................     (0.43)        (0.25)(c)
Portfolio turnover rate (%)...............................        27            15 (c)
Net assets, end of period (000)...........................   $56,055        $6,720
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)......................................        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   T. Rowe Price Small Cap Growth Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $  11.89  $  14.30  $  15.73  $  12.29  $  11.88
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss).................    (0.04)    (0.04)    (0.03)    (0.03)     0.00
Net realized and unrealized gain (loss) on
 investments.................................    (3.14)    (1.27)    (1.40)     3.47      0.41
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (3.18)    (1.31)    (1.43)     3.44      0.41
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net realized capital gains     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   8.71  $  11.89  $  14.30  $  15.73  $  12.29
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (26.7)     (9.0)     (9.1)     28.0       3.5
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.61      0.61      0.58      0.61      0.67
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       --        --      0.58        --        --
Ratio of net investment income (loss) to
 average net assets (%)......................    (0.38)    (0.34)    (0.19)    (0.27)    (0.02)
Portfolio turnover rate (%)..................       44        38        68        68        38
Net assets, end of period (000).............. $210,410  $298,699  $337,343  $269,518  $189,132

                                                       Class B                Class E
                                                   ---------------- -----------------------
                                                   July 30, 2002(a)              May 1, 2001(a)
                                                       through       Year Ended     through
                                                     December 31,   December 31,  December 31,
                                                         2002           2002          2001
                                                   ---------------- ------------ --------------
Net Asset Value, Beginning of Period..............      $ 8.67         $11.80        $12.22
                                                        ------         ------        ------
Income From Investment Operations
Net investment income (loss)......................       (0.01)         (0.02)         0.00
Net realized and unrealized gain (loss) on
 investments......................................       (0.07)         (3.14)        (0.42)
                                                        ------         ------        ------
    Total from investment operations..............       (0.08)         (3.16)        (0.42)
                                                        ------         ------        ------
Net Asset Value, End of Period....................      $ 8.59         $ 8.64        $11.80
                                                        ======         ======        ======
Total Return (%)..................................        (0.9)(b)      (26.8)         (3.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................        0.86 (c)       0.76          0.76 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       (0.63)(c)      (0.53)         0.00 (c)
Portfolio turnover rate (%).......................          44 (c)         44            38 (c)
Net assets, end of period (000)...................      $    3         $1,809        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      Morgan Stanley EAFE Index Portfolio

                                                                               Class A
                                                      ------------------------------------------------------
                                                                                             November 9, 1998(a)
                                                             Year Ended December 31,               through
                                                      -------------------------------------     December 31,
                                                        2002      2001      2000      1999          1998
                                                      --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period................. $   8.75  $  11.22  $  13.34  $ 10.80        $ 10.00
                                                      --------  --------  --------  -------        -------
Income From Investment Operations
Net investment income................................     0.10      0.09      0.07     0.10           0.01
Net realized and unrealized gain (loss) on
 investments.........................................    (1.55)    (2.52)    (2.00)    2.58           0.80
                                                      --------  --------  --------  -------        -------
    Total from investment operations.................    (1.45)    (2.43)    (1.93)    2.68           0.81
                                                      --------  --------  --------  -------        -------
Less Distributions
Distributions from net investment income.............    (0.04)    (0.03)    (0.11)   (0.06)         (0.01)
Distributions from net realized capital gains........     0.00     (0.01)    (0.08)   (0.08)          0.00
                                                      --------  --------  --------  -------        -------
    Total distributions..............................    (0.04)    (0.04)    (0.19)   (0.14)         (0.01)
                                                      --------  --------  --------  -------        -------
Net Asset Value, End of Period....................... $   7.26  $   8.75  $  11.22  $ 13.34        $ 10.80
                                                      ========  ========  ========  =======        =======
Total Return (%).....................................    (16.6)    (21.7)    (14.5)    24.9            8.1 (b)
Ratio of operating expenses to average net assets (%)     0.73      0.70      0.58     0.50           0.49 (c)
Ratio of net investment income to average net
 assets (%)..........................................     1.43      1.00      0.76     1.25           0.71 (c)
Portfolio turnover rate (%)..........................       23         9        10       44             13 (c)
Net assets, end of period (000)...................... $112,325  $112,775  $100,950  $82,355        $25,453
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...............     0.79      0.82      0.78     1.77           1.41 (c)

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........    $ 8.66          $11.12          $ 8.74        $10.43
                                                 ------          ------          ------        ------
Income From Investment Operations
Net investment income........................      0.06            0.04            0.06          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (1.50)          (2.46)          (1.51)        (1.69)
                                                 ------          ------          ------        ------
    Total from investment operations.........     (1.44)          (2.42)          (1.45)        (1.69)
                                                 ------          ------          ------        ------
Less Distributions
Distributions from net investment income.....     (0.04)          (0.03)          (0.04)         0.00
Distributions from net realized capital gains      0.00           (0.01)           0.00          0.00
                                                 ------          ------          ------        ------
    Total distributions......................     (0.04)          (0.04)          (0.04)         0.00
                                                 ------          ------          ------        ------
Net Asset Value, End of Period...............    $ 7.18          $ 8.66          $ 7.25        $ 8.74
                                                 ======          ======          ======        ======
Total Return (%).............................     (16.8)          (21.8)(b)       (16.7)        (16.2)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.98            0.95 (c)        0.88          0.85 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.11            0.46 (c)        1.02          0.00 (c)
Portfolio turnover rate (%)..................        23               9 (c)          23             9 (c)
Net assets, end of period (000)..............    $9,654          $4,099          $9,838        $   61
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)....................................      1.04            1.07 (c)        0.94          0.97 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                          MFS Total Return Portfolio

                                                                   Class A                         Class B
                                              ------------------------------------------------  --------------
                                                                                                May 1, 2002(a)
                                                           Year Ended December 31,                 through
                                              ------------------------------------------------   December 31,
                                                2002      2001      2000      1999      1998         2002
                                              --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Year........... $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85     $129.24
                                              --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net investment income........................     3.89      4.60      6.49      6.98      6.56        0.99
Net realized and unrealized gain (loss) on
 investments.................................   (10.18)   (11.61)   (12.98)    13.48     30.50      (11.22)
                                              --------  --------  --------  --------  --------     -------
    Total from investment operations.........    (6.29)    (7.01)    (6.49)    20.46     37.06      (10.23)
                                              --------  --------  --------  --------  --------     -------
Less Distributions
Distributions from net investment income.....    (4.47)    (6.60)     0.00     (6.83)    (6.51)       0.00
Distributions from net realized capital
 gains.......................................   (11.33)   (30.39)    (4.41)   (24.57)   (12.64)       0.00
                                              --------  --------  --------  --------  --------     -------
    Total Distributions......................   (15.80)   (36.99)    (4.41)   (31.40)   (19.15)       0.00
                                              --------  --------  --------  --------  --------     -------
Net Asset Value, End of Year................. $ 119.83  $ 141.92  $ 185.92  $ 196.82  $ 207.76     $119.01
                                              ========  ========  ========  ========  ========     =======
Total Return (%).............................     (5.4)     (3.8)     (3.4)     10.0      19.7        (7.9)(b)
Ratio of operating expenses to average net
 assets (%)..................................     0.66      0.63      0.58      0.58      0.58        0.91 (c)
Ratio of net investment income to average net
 assets (%)..................................     2.98      2.96      3.14      3.16      3.15        2.75 (c)
Portfolio turnover rate (%)..................       91       160        48        49        25          91 (c)
Net assets, end of year (000)................ $133,092  $157,716  $181,270  $218,881  $213,639     $ 7,168

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

            Salomon Brothers Strategic Bond Opportunities Portfolio

                                                                            Class A
                                                         ---------------------------------------------
                                                                    Year Ended December 31,
                                                         ---------------------------------------------
                                                           2002      2001      2000     1999     1998
                                                         --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period.................... $  11.20  $  11.42  $ 10.67  $ 11.43  $ 12.01
                                                         --------  --------  -------  -------  -------
Income From Investment Operations
Net investment income...................................     0.69      0.70     0.77     0.95     0.80
Net realized and unrealized gain (loss) on investments..     0.35      0.04    (0.02)   (0.78)   (0.56)
                                                         --------  --------  -------  -------  -------
    Total from investment operations....................     1.04      0.74     0.75     0.17     0.24
                                                         --------  --------  -------  -------  -------
Less Distributions
Distributions from net investment income................    (0.80)    (0.96)    0.00    (0.93)   (0.79)
Distributions from net realized capital gains...........     0.00      0.00     0.00     0.00    (0.02)
Distributions in excess of net realized capital gains...     0.00      0.00     0.00     0.00    (0.01)
                                                         --------  --------  -------  -------  -------
    Total distributions.................................    (0.80)    (0.96)    0.00    (0.93)   (0.82)
                                                         --------  --------  -------  -------  -------
Net Asset Value, End of Period.......................... $  11.44  $  11.20  $ 11.42  $ 10.67  $ 11.43
                                                         ========  ========  =======  =======  =======
Total Return (%)........................................      9.6       6.6      7.0      1.4      2.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.85      0.84     0.78     0.81     0.85
Ratio of Net Investment Income to Average Net Assets (%)     6.25      6.44     6.90     8.15     7.20
Portfolio Turnover Rate (%).............................      239       248      360      224      283
Net Assets, End of Period (000)......................... $122,023  $109,448  $95,434  $94,910  $95,450

                                                             Class B                Class E
                                                         ---------------  -----------------------
                                                         July 30, 2002(a)     Year     May 1, 2001(a)
                                                             through         Ended        through
                                                          December 31,    December 31,  December 31,
                                                              2002            2002          2001
                                                         ---------------  ------------ --------------
Net Asset Value, Beginning of Period....................     $10.43         $ 11.20        $10.80
                                                             ------         -------        ------
Income From Investment Operations
Net investment income...................................       0.14            0.73          0.10
Net realized and unrealized gain (loss) on investments..       0.84            0.29          0.30
                                                             ------         -------        ------
    Total from investment operations....................       0.98            1.02          0.40
                                                             ------         -------        ------
Less Distributions
Distributions from net investment income................       0.00           (0.80)         0.00
Distributions from net realized capital gains...........       0.00            0.00          0.00
Distributions in excess of net realized capital gains...       0.00            0.00          0.00
                                                             ------         -------        ------
    Total distributions.................................       0.00           (0.80)         0.00
                                                             ------         -------        ------
Net Asset Value, End of Period..........................     $11.41         $ 11.42        $11.20
                                                             ======         =======        ======
Total Return (%)........................................        9.4 (b)         9.4           3.7 (b)
Ratio of Operating Expenses to Average Net Assets (%)...       1.10 (c)        1.00          0.99 (c)
Ratio of Net Investment Income to Average Net Assets (%)       5.66 (c)        6.03          5.50 (c)
Portfolio Turnover Rate (%).............................        239 (c)         239           248 (c)
Net Assets, End of Period (000).........................     $    2         $26,060        $2,476

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  Salomon Brothers U.S. Government Portfolio

                                                                 Class A
                                              --------------------------------------------
                                                         Year Ended December 31,
                                              --------------------------------------------
                                                2002      2001     2000     1999     1998
                                              --------  --------  ------- -------  -------
Net Asset Value, Beginning of Period......... $  11.97  $  11.94  $ 10.81 $ 11.47  $ 11.14
                                              --------  --------  ------- -------  -------
Income From Investment Operations
Net investment income........................     0.38      0.37     0.67    0.65     0.47
Net realized and unrealized gain (loss) on
 investments.................................     0.54      0.41     0.46   (0.62)    0.37
                                              --------  --------  ------- -------  -------
    Total from investment operations.........     0.92      0.78     1.13    0.03     0.84
                                              --------  --------  ------- -------  -------
Less Distributions
Distributions from net investment income.....    (0.38)    (0.75)    0.00   (0.66)   (0.45)
Distributions from net realized capital gains    (0.17)     0.00     0.00   (0.03)   (0.06)
                                              --------  --------  ------- -------  -------
    Total Distributions......................    (0.55)    (0.75)    0.00   (0.69)   (0.51)
                                              --------  --------  ------- -------  -------
Net Asset Value, End of Period............... $  12.34  $  11.97  $ 11.94 $ 10.81  $ 11.47
                                              ========  ========  ======= =======  =======
Total Return (%).............................      7.9       6.7     10.5     0.2      7.5
Ratio of Operating Expenses to Average Net
 Assets (%)..................................     0.70      0.70     0.70    0.70     0.70
Ratio of Net Investment Income to Average
 Net Assets (%)..............................     2.20      4.49     6.29    5.89     5.70
Portfolio Turnover Rate (%)..................      672       362      583     530      496
Net Assets, End of Period (000).............. $180,989  $102,066  $57,173 $50,967  $45,807
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................     0.70      0.73     0.71    0.72     0.77

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)              May 1, 2001(a)
                                                  through       Year Ended     through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........      $11.88        $ 11.96        $11.45
                                                   ------        -------        ------
Income From Investment Operations
Net investment income........................        0.04           0.31          0.07
Net realized and unrealized gain (loss) on
 investments.................................        0.39           0.42          0.44
                                                   ------        -------        ------
    Total from investment operations.........        0.43           0.73          0.51
                                                   ------        -------        ------
Less Distributions
Distributions from net investment income.....        0.00          (0.20)         0.00
Distributions from net realized capital gains        0.00          (0.17)         0.00
                                                   ------        -------        ------
    Total Distributions......................        0.00          (0.37)         0.00
                                                   ------        -------        ------
Net Asset Value, End of Period...............      $12.31        $ 12.32        $11.96
                                                   ======        =======        ======
Total Return (%).............................         3.6 (b)        7.7           4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)..................................        0.95 (c)       0.85          0.85 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)..............................        1.34 (c)       2.05          3.39 (c)
Portfolio Turnover Rate (%)..................         672 (c)        672           362 (c)
Net Assets, End of Period (000)..............      $    2        $67,262        $6,289
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................        0.95 (c)       0.85          0.88 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                   INTERNATIONAL/GLOBAL EQUITY
                                         PORTFOLIOS
Davis Venture Value Portfolio
Harris Oakmark Large Cap Value Portfolio Morgan Stanley EAFE(R) Index Portfolio
MetLife Stock Index Portfolio            Putnam International Stock Portfolio
Met/Putnam Voyager Portfolio (formerly   Scudder Global Equity Portfolio
  Putnam Large Cap Growth Portfolio)
State Street Research Investment Trust   EQUITY AND FIXED-INCOME
  Portfolio                              PORTFOLIO
T. Rowe Price Large Cap Growth Portfolio
                                         State Street Research Diversified
Janus Mid Cap Portfolio                    Portfolio
MetLife Mid Cap Stock Index Portfolio
Neuberger Berman Partners Mid Cap Value  FIXED-INCOME PORTFOLIOS
  Portfolio
State Street Research Aggressive Growth  Lehman Brothers(R) Aggregate Bond Index
  Portfolio                                Portfolio
                                         State Street Research Bond Income
Loomis Sayles Small Cap Portfolio          Portfolio
Russell 2000(R) Index Portfolio
State Street Research Aurora Portfolio
T. Rowe Price Small Cap Growth Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................   3
Section II--Information about each Portfolio...............................   6
Section III--Other Information about the Fund.............................. 136
Financial Highlights....................................................... 139

                       Information about each Portfolio
                       --------------------------------
Davis Venture Value Portfolio..............................................   8
Harris Oakmark Large Cap Value Portfolio...................................  12
MetLife Stock Index Portfolio..............................................  18
Met/Putnam Voyager Portfolio...............................................  23
State Street Research Investment Trust Portfolio...........................  29
T. Rowe Price Large Cap Growth Portfolio...................................  35
Janus Mid Cap Portfolio....................................................  43
MetLife Mid Cap Stock Index Portfolio......................................  51
Neuberger Berman Partners Mid Cap Value Portfolio..........................  56
State Street Research Aggressive Growth Portfolio..........................  61
Loomis Sayles Small Cap Portfolio..........................................  67
Russell 2000 Index Portfolio...............................................  73
State Street Research Aurora Portfolio.....................................  78
T. Rowe Price Small Cap Growth Portfolio...................................  86
Morgan Stanley EAFE Index Portfolio........................................  93
Putnam International Stock Portfolio.......................................  99
Scudder Global Equity Portfolio............................................ 105
State Street Research Diversified Portfolio................................ 112
Lehman Brothers Aggregate Bond Index Portfolio............................. 122
State Street Research Bond Income Portfolio................................ 128

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Twenty of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Janus Mid Cap Portfolio is a "diversified" fund. As a "non-diversified" fund, the Janus Mid Cap Portfolio may hold fewer securities than the other Portfolios. If the stocks held by the Janus Mid Cap Portfolio perform poorly, the Portfolio could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the "Index Portfolios") reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

                                                  Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

                                                  Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above.

Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                       Harris Oakmark Large Cap Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Large Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                [CHART]

 1999  2000   2001    2002
-----  -----  -----  ------
-6.9%  12.4%  18.4%  -14.2%


During the period shown above, the highest quarterly return was -12.92% for the second quarter of 1999, and the lowest quarterly return was -16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                       Life of the
                                                        Portfolio
                                                       (November 1,
                                         Past One Year    1998)
                                         ------------- ------------
             Class A....................    -14.16%        0.83%
             Class B*...................    -14.41%        0.58%
             Class E**..................    -14.29%        0.68%
             S&P 500 Index..............    -22.09%       -3.90%
             Russell 1000 Value Index***    -15.52%       -0.20%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Russell
    1000 Value Index instead of the S&P 500 Index. The Russell 1000 Value Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

                                       Harris Oakmark Large Cap Value Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.75%   0.75%   0.75%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.08%   0.08%   0.08%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.83%   1.08%   0.98%

--------
(1) Harris directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.82% for Class A shares, 1.07% for Class B shares and 0.97% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 85      $265        $460     $1,025
               Class B   $110      $343        $595     $1,317
               Class E   $100      $312        $542     $1,201

Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                       Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris managed approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan joined Harris in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         Met/Putnam Voyager Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests mainly in common stocks of U.S. companies, with a focus on growth stocks. The Portfolio invests mainly in midsized and large companies, although the Portfolio may invest in companies of any size.

  Stock Selection

Putnam looks for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in companies that Putnam believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. Putnam will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

  . Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  .  Potentially rapid price changes (volatility) of equity securities.

Met/Putnam Voyager Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

  [CHART]

 2001    2002
------  ------
-30.8%  -28.9%

During the period shown above, the highest quarterly return was 13.22% for the fourth quarter of 2001, and the lowest quarterly return was -26.85% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                             Life of the Portfolio
                               Past One Year     (May 1, 2000)
                               ------------- ---------------------
Class A.......................    -28.90%           -31.89%
Class B*......................    -29.15%           -32.14%
Class E**.....................    -28.97%           -32.04%
Russell 1000 Growth Index.....    -27.88%           -26.73%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Met/Putnam Voyager Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
                                                  ------- ------- -------
      Management Fees............................  0.80%   0.80%   0.80%
      Distribution and Service (12b-1) Fees......  0.00%   0.25%   0.15%
      Other Expenses.............................  0.27%   0.27%   0.27%
                                                  ------  ------  ------
      Total Annual Portfolio Operating Expenses..  1.07%   1.32%   1.22%
      Fee Waiver and/or Expense Reimbursement (1) (0.07%) (0.07%) (0.07%)
                                                  ------  ------  ------
      Net Operating Expenses (1).................  1.00%   1.25%   1.15%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $333        $583     $1,299
               Class B   $127      $411        $717     $1,584
               Class E   $117      $380        $664     $1,471

Met/Putnam Voyager Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and forward, futures and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                                   Met/Putnam Voyager Portfolio



  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion for retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's Large Cap Growth team, with Mr. Brian O'Toole as Managing Director and Chief Investment Officer. In this role, he heads the team managing global and U.S. large-cap growth equity portfolios for both institutional and mutual fund investors. Mr. O'Toole is also the portfolio leader for other Putnam funds. Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. Before joining Putnam, Mr. O'Toole was the Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management from 1998-2002, and a Senior Portfolio Manager at The Northern Trust Company from 1994 to 1998.

Tony H. Elavia and Eric M. Wetlaufer are also members of Putnam's Large Cap Growth team. Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998). Mr. Wetlaufer joined Putnam in


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.


Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Met/Putnam Voyager Portfolio


1997 and has 16 years of investment experience. He co-leads the teams responsible for managing mid-cap growth equity institutional portfolios.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $500 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.80% of the Portfolio's average daily net assets.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%  -26.1%


During the period shown above, the highest quarterly return was 19.47% for the fourth quarter of 1998, and the lowest quarterly return was -17.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......    -26.13%        -2.67%          7.28%
           Class B*.....    -26.28%        -2.92%          7.03%
           Class E*.....    -26.21%        -2.82%          7.13%
           S&P 500 Index    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                               State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.49%   0.49%   0.49%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.54%   0.79%   0.69%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.52% for Class A shares, 0.77% for Class B shares and 0.67% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $55       $173        $302      $677
               Class B   $81       $252        $439      $978
               Class E   $70       $221        $384      $859

State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                               State Street Research Investment Trust Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Investment Trust Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since its inception. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since its inception, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio's average daily net assets.

                   T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price's classifications). You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio's objective. It is a fundamental policy of the Portfolio to not invest more than 30% of total assets in foreign securities.

  Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio's investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.



Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

T. Rowe Price Large Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                       T. Rowe Price Large Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000   2001    2002
-----  -----  -----  ------
22.2%  -0.5%  -9.9%  -23.2%


During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was -15.22% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year  (November 1, 1998)
                             ------------- ---------------------
               Class A......    -23.24%           -1.79%
               Class B*.....    -23.49%           -2.04%
               Class E**....    -23.29%           -1.94%
               S&P 500 Index    -22.09%           -3.90%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

T. Rowe Price Large Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.63%   0.63%   0.63%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.14%   0.14%   0.14%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.77%   1.02%   0.92%

--------
(1) T. Rowe Price directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 79      $246        $428     $  954
               Class B   $104      $325        $563     $1,248
               Class E   $ 94      $293        $509     $1,131

                                       T. Rowe Price Large Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Large Cap Growth Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-

                                       T. Rowe Price Large Cap Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about $140.6 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

T. Rowe Price Large Cap Growth Portfolio



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $50 million of the Portfolio's average daily net assets, and 0.60% for amounts over $50 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.63% of the Portfolio's average daily net assets.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with capitalizations between approximately $1.3 billion and $10.8 billion.

The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Janus Mid Cap Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                        Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998    1999    2000    2001    2002
-----  ------  ------  ------  ------
37.2%  122.9%  -31.2%  -37.3%  -29.0%


During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years    (March 1, 1997)
                               ------------- --------------- ---------------------
Class A.......................    -28.98%        -1.31%              3.20%
Class B*......................    -29.17%        -1.56%              2.95%
Class E*......................    -23.05%        -1.46%              3.05%
S&P MidCap 400 Index..........    -14.52%         6.41%             10.10%
Russell Midcap Growth Index**.    -27.41%        -1.82%              1.56%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the Russell
   Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio's subadviser believes that the Russell Midcap Growth Index better reflects the universe of mid cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.69%   0.69%   0.69%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.06%   0.06%   0.06%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....  0.75%   1.00%   0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 77      $240        $417     $  930
Class B.......................   $102      $318        $552     $1,225
Class E.......................   $ 92      $287        $498     $1,108

                                                        Janus Mid Cap Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

                                                        Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2002, Janus managed approximately $138 billion in assets. Janus is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

Jonathan D. Coleman, Executive Vice President, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1995 as a research analyst.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                     MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's Mid Cap 400 Composite Stock Price Index ("S&P MidCap 400 Index"). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2002, the median stock market capitalization of companies in the S&P MidCap 400 Index was $1.5 billion. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P Mid Cap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P Mid Cap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P Mid Cap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of mid cap stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Mid Cap Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


 2001    2002
-----   ------
-1.2%   -14.9%



During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                               Life of the Portfolio
                                 Past One Year    (July 1, 2000)
                                 ------------- ---------------------
            Class A.............    -14.91%           -4.20%
            Class B*............    -15.11%           -4.45%
            Class E*............    -15.02%           -4.35%
            S&P MidCap 400 Index    -14.52%           -3.44%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                          MetLife Mid Cap Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.18%   0.18%   0.18%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $44       $138        $241      $542
               Class B   $69       $218        $379      $847
               Class E   $59       $186        $324      $726

MetLife Mid Cap Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                          MetLife Mid Cap Stock Index Portfolio

Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

               Neuberger Berman Partners Mid Cap Value Portfolio



Investment Objective

The investment objective of the Portfolio is capital growth.

Principal Investment Strategies

Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of mid capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Neuberger Berman defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with market capitalizations between approximately $1.3 billion and $10.8 billion. The Portfolio may invest in foreign securities.

  Stock Selection

Neuberger Berman looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

  . strong fundamentals, such as a company's financial, operational and competitive positions

  .  consistent cash flow

  .  a sound earnings record through all phases of the market cycle

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.
The Portfolio generally considers selling a stock when it reaches Neuberger Berman's target price, when it fails to perform as expected or when other opportunities appear more attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.
  . The risks associated with foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                              Neuberger Berman Partners Mid Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000    2001  2002
-----  -----  -----  -----
17.6%  28.3%  -2.5%  -9.6%



During the period shown above, the highest quarterly return was 16.29% for the second quarter of 1999, and the lowest quarterly return was -14.16% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                                        Past One Year  (November 1, 1998)
                                        ------------- ---------------------
     Class A...........................     -9.64%            8.93%
     Class B*..........................     -9.91%            8.68%
     Class E*..........................     -9.71%            8.78%
     S&P MidCap 400 Index..............    -14.52%            7.42%
     S&P MidCap 400/Barra Value Index**    -10.10%            7.41%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the S&P
   MidCap 400/Barra Value Index instead of the S&P MidCap 400 Index. The S&P MidCap 400/Barra Value Index more accurately describes the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                    Class A Class B Class E
                                                    ------- ------- -------
    Maximum Sales Charge Imposed on
      Purchases (as a percentage of offering price)  None    None    None
    Maximum Deferred Sales Charge (as a
      percentage of purchase price or redemption
      price, whichever is lower)...................  None    None    None

Neuberger Berman Partners Mid Cap Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.69%   0.69%   0.69%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.80%   1.05%   0.95%

--------
(1) Neuberger Berman directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.77% for Class A shares, 1.02% for Class B shares and 0.92% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

                              Neuberger Berman Partners Mid Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Neuberger Berman may use certain techniques, such as forward contracts, to manage these risks. However, Neuberger Berman cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Neuberger Berman Partners Mid Cap Value Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2002 of about $56.1 billion. Neuberger Berman is located at 605 Third Avenue, 2/nd/ Floor, New York, New York 10158-0180.

Andrew B. Wellington, Managing Director and Vice President of Neuberger Berman, has managed the Portfolio since May 2003, and served as Associate Manager of the Portfolio from 2001 to 2003. From 1996 to 2001, Mr. Wellington was a portfolio manager at another firm.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $100 million of the Portfolio's average daily net assets, 0.675% for the next $250 million, 0.65% for the next $500 million, 0.625% for the next $750 million, and 0.60% for amounts over $1.6 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

               State Street Research Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio's total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. State Street Research generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index, or a similar index. As of June 30, 2002, the Russell Midcap Index included companies with market capitalizations ranging from $1.3 to $10.8 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio's total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities subject to the limitations set out under "More About Investment Strategies and Risks--Foreign Securities."

  Stock Selection

In selecting stocks, State Street Research takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

State Street Research Aggressive Growth Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996  1997  1998   1999    2000   2001    2002
-----  -----  -----  ----  ----  -----  -----  -----  ------  ------
22.6%  -1.9%  29.5%  7.7%  6.7%  13.7%  33.2%  -7.6%  -23.8%  -28.7%

During the period shown above, the highest quarterly return was 33.85% for the fourth quarter of 1999, and the lowest quarterly return was -25.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                Past One Year Past Five Years Past Ten Years
                                ------------- --------------- --------------
    Class A....................    -28.72%         -5.33%          3.14%
    Class B*...................        N/A            N/A            N/A
    Class E**..................    -28.79%         -5.48%          2.99%
    Russell Midcap Growth Index    -27.41%         -1.82%          6.71%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                              State Street Research Aggressive Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.73%   0.73%   0.73%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.06%   0.06%   0.06%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.79%   1.04%   0.94%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   One Year Three Years Five Years Ten Years
                                   -------- ----------- ---------- ---------
    Class A.......................   $ 81      $252        $439     $  978
    Class B.......................   $106      $331        $574     $1,271
    Class E.......................   $ 96      $300        $520     $1,155

State Street Research Aggressive Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                              State Street Research Aggressive Growth Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Aggressive Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Eileen Leary has been responsible for the Portfolio's day-to-day management since October 2002. A senior vice president, she joined State Street Research in 1989 and has been an investment professional since 1993.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio's average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio's average daily net assets.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                       Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Loomis Sayles Small Cap Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  -----  ------
28.9%  30.7%  24.9%  -1.7%  31.8%  5.2%  -8.8%  -21.6%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                        Past One Year Past Five Years     (May 2, 1994)
                        ------------- --------------- ---------------------
     Class A...........    -21.56%        -0.50%              8.22%
     Class B*..........    -21.81%        -0.75%              7.97%
     Class E**.........    -21.64%        -0.65%              8.07%
     Russell 2000 Index    -20.48%        -1.36%              6.42%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                              Loomis Sayles Small Cap Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
                                          ------- ------- -------
Management Fees..........................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
Other Expenses...........................  0.07%   0.07%   0.07%
                                           -----   -----   -----
Total Annual Portfolio Operating Expenses  0.97%   1.22%   1.12%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 99      $309        $536     $1,190
Class B............................   $124      $387        $670     $1,477
Class E............................   $114      $356        $617     $1,363

Loomis Sayles Small Cap Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's directors, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Portfolio may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

                                              Loomis Sayles Small Cap Portfolio

is based on the value of the individual securities it holds, the value of a Portfolio's investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's or ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing,


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Loomis Sayles Small Cap Portfolio


the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2002, Loomis Sayles managed approximately $54.8 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of the Portfolio. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Portfolio since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Portfolio since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                         Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1999   2000   2001   2002
-----  -----  ----  ------
22.7%  -3.8%  0.9%  -20.5%


During the period shown above, the highest quarterly return was 20.03% for the fourth quarter of 2001, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................    -20.48%           -0.03%
Class B*.....................................    -20.62%           -0.28%
Class E*.....................................    -20.58%           -0.18%
Russell 2000 Index...........................    -20.48%            1.66%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.24%   0.24%   0.24%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.49%   0.74%   0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.
  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                   Russell 2000 Index Portfolio


is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                    State Street Research Aurora Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio's total assets in small-cap stocks which in the opinion of State Street Research are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index or the S&P Small Cap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if State Street Research continues to believe that those shares are an attractive investment. The Portfolio's stock investments may include common and preferred stocks, convertible securities and warrants.

State Street Research may adjust the composition of the Portfolio's holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks, growth stocks, preferred stock, convertible bonds or warrants. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among small company stocks, State Street Research takes a value approach, searching for those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         State Street Research Aurora Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

State Street Research Aurora Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


2001    2002
-----  ------
16.0%  -21.3%


During the period shown above, the highest quarterly return was 21.60% for the fourth quarter of 2001, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year    (July 1, 2000)
                                              ------------- ---------------------
Class A......................................    -21.31%            4.81%
Class B*.....................................    -21.48%            4.56%
Class E*.....................................    -21.49%            4.66%
Russell 2000 Value Index.....................    -11.43%            6.55%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                         State Street Research Aurora Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.85%   0.85%   0.85%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.10%   0.10%   0.10%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.95%   1.20%   1.10%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 97      $303        $525     $1,166
Class B............................   $122      $381        $660     $1,455
Class E............................   $112      $350        $606     $1,340

State Street Research Aurora Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                         State Street Research Aurora Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Aurora Portfolio



  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Small-Cap Value Team has been responsible for the Portfolio's day-to-day management since May 2003. The portfolio management team includes John F. Burbank, Paul Haagensen and Caroline Evascu. Mr. Burbank has been responsible for the management of the Portfolio since its inception, and has been


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         State Street Research Aurora Portfolio

lead portfolio manager since April 2001. Mr. Burbank, a managing director, joined State Street Research in 1987. Mr. Haagensen, a senior vice president, joined State Street Research in 2002. During the past five years he has also served as portfolio manager and senior analyst at Putnam Investments. Ms. Evascu, a vice president, joined State Street Research in 2001. During the past five years she has also served as a vice president and senior analyst at SG Cowen Asset Management, and as a research associate at Donaldson, Lufkin & Jenrette.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.85% of the Portfolio's average daily net assets.

                   T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in a diversified group of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of December 31, 2002, this included companies with market capitalizations of approximately $2.9 billion and below. A company will continue to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

  Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a "top down" manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing--research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

                                       T. Rowe Price Small Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

T. Rowe Price Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998  1999   2000   2001    2002
----  -----  -----  -----  ------
3.5%  28.0%  -9.1%  -9.0%  -26.7%

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was -24.72% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                            Life of the Portfolio
                                              Past One Year Past Five Years    (March 1, 1997)
                                              ------------- --------------- ---------------------
Class A......................................    -26.68%        -4.29%             -0.80%
Class B*.....................................    -26.93%        -4.54%             -1.05%
Class E**....................................    -26.78%        -4.44%             -0.95%
Russell 2000 Growth Index....................    -30.26%        -6.59%             -3.06%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                       T. Rowe Price Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.52%   0.52%   0.52%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.09%   0.09%   0.09%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.61%   0.86%   0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $62       $195        $340     $  762
Class B............................   $88       $274        $477     $1,061
Class E............................   $78       $243        $422     $  942

T. Rowe Price Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio's investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                       T. Rowe Price Small Cap Growth Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

T. Rowe Price Small Cap Growth Portfolio



Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about $140.6 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio's average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.52% of the Portfolio's average daily net assets.

                      Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2002, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the MSCI EAFE Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Morgan Stanley EAFE Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                            Morgan Stanley EAFE Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                     [CHART]

1999    2000    2001    2002
-----  ------  ------  ------
24.9%  -14.5%  -21.7%  -16.6%


During the period shown above, the highest quarterly return was 16.19% for the fourth quarter of 1999, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    -16.63%           -6.57%
Class B*..........................................    -16.76%           -6.82%
Class E*..........................................    -16.65%           -6.72%
MSCI EAFE Index...................................    -15.94%           -5.61%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Morgan Stanley EAFE Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.30%   0.30%   0.30%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.49%   0.49%   0.49%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  0.79%   1.04%   0.94%
Fee Waiver and/or Expense Reimbursement (1)............ (0.04%) (0.04%) (0.04%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  0.75%   1.00%   0.90%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 77      $248        $435     $  974
Class B............................   $102      $327        $570     $1,267
Class E............................   $ 92      $296        $516     $1,151

                                            Morgan Stanley EAFE Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Morgan Stanley EAFE Index Portfolio


defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                           Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                           Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                        Scudder Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Deutsche Investment Management Americas Inc. ("Deutsche Investment Management"), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio's assets in equity securities (primarily common stock) of U.S. and foreign-based companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

  Stock Selection

In choosing stocks, Deutsche Investment Management uses a combination of three analytical disciplines:

Bottom-up research. Deutsche Investment Management looks for companies that are industry leaders, have strong finances and management, and appear able to make the most of local, regional and global opportunities.

Growth orientation. Deutsche Investment Management primarily invests in companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. Deutsche Investment Management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Deutsche Investment Management intends to keep the Portfolio's holdings diversified across industries and geographical areas, although, depending on its outlook, it may increase or reduce the Portfolio's exposure to a given industry or area.

Deutsche Investment Management uses analytical tools to actively monitor the risk profile of the Portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

Deutsche Investment Management uses several strategies in seeking to reduce downside risk, including : (i) diversifying broadly among companies, industries, countries and regions; (ii) focusing on high quality companies with reasonable valuations; and (iii) generally focusing on countries with developed economies.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Scudder Global Equity Portfolio



The Portfolio will normally sell a stock when Deutsche Investment Management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the Portfolio's emphasis on a given country.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                Scudder Global Equity Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998   1999   2000    2001    2002
-----  -----  -----  ------  ------
16.0%  25.2%  -1.6%  -16.1%  -16.0%


During the period shown above, the highest quarterly return was 16.04% for the fourth quarter of 1999, and the lowest quarterly return was -16.60% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                                 Life of the Portfolio
                                                   Past One Year Past Five Years    (March 1, 1997)
                                                   ------------- --------------- ---------------------
Class A...........................................    -16.01%          0.13%             1.70%
Class B*..........................................        N/A            N/A               N/A
Class E**.........................................    -16.12%         -0.02%             1.55%
MSCI World Index (net dividends)..................    -19.89%         -2.11%             0.28%
--------
*  No Class B shares of this Portfolio were outstanding as of December 31, 2002.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

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Scudder Global Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.64%   0.64%   0.64%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.17%   0.17%   0.17%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.81%   1.06%   0.96%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 83      $259        $450     $1,002
Class B............................   $108      $337        $585     $1,294
Class E............................   $ 98      $306        $531     $1,178

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                                                Scudder Global Equity Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Deutsche Investment Management may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Deutsche Investment Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Scudder Global Equity Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

It is a fundamental policy of the Portfolio that no more than 5% of its assets may be committed to transactions in options, futures or other derivative instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                Scudder Global Equity Portfolio



Portfolio Management

Deutsche Investment Management is a wholly-owned subsidiary of Deutsche Bank AG, the world's fourth largest asset management firm based on assets under management. As of December 31, 2002 Deutsche Investment Management had more than $389 billion in assets under management. Deutsche Investment Management is located at 345 Park Avenue, New York, New York 10154.

The Portfolio is managed by a team of investment professionals led by William
E. Holzer, a Managing Director who has been with Deutsche Investment Management (formerly named Zurich Scudder Investments, Inc.) since 1980. The other team members include Steve M. Wreford, Vice President, and Nick Bratt, Managing Director. Mr. Wreford and Mr. Bratt have been with Deutsche Investment Management since 2001 and 1976, respectively. Mr. Holzer and Mr. Wreford are responsible for the day-to-day management of the Portfolio including global equity strategy. Mr. Bratt's broad responsibilities include strategic insight for the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio's average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.64% of the Portfolio's average daily net assets.

                  State Street Research Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in equity securities, fixed-income securities and short-term money market instruments.
The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

The Portfolio's investments in equity securities will be in stocks and convertible securities that have long-term growth potential.

The Portfolio's fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations ("CMOs") and collateralized debt obligations ("CDOs"), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

The Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Diversified Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

With respect to the money market portion, the Portfolio may invest in the highest quality, U.S. dollar denominated, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper, asset-backed securities and U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest the entire money market portion of its assets in any one type of security. The money market instrument portion of the Portfolio's assets will be invested in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of those securities will not be more than 90 days.

As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

  Investment Selection

Equity Securities. In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

Fixed-income Securities. In selecting fixed-income securities, State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short- term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

State Street Research Diversified Portfolio


desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

State Street Research monitors and adjusts the investments of the Portfolio's fixed-income portion to try to maintain a duration generally within 11/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was 3.75 years.

Money Market Instruments. In selecting money market instruments, State Street Research invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

  . Poor performance of equity securities relative to fixed-income securities when State Street Research emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when State Street Research invests relatively more of the Portfolio's assets in fixed-income securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                    State Street Research Diversified Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995    1996  1997   1998   1999  2000  2001    2002
-----  -----  -----  -----  -----  -----  ----  ----  -----  ------
12.8%  -3.1%  27.0%  14.5%  20.6%  19.6%  8.7%  1.0%  -6.3%  -13.9%


During the period shown above, the highest quarterly return was 11.68% for the second quarter of 1997, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     -13.88%         1.17%         7.35%
Class B*......................         N/A           N/A           N/A
Class E**.....................     -13.93%         1.02%         7.20%
S&P 500 Index.................     -22.09%        -0.58%         9.34%
Lehman Brothers Aggregate
  Bond Index..................      10.25%         7.55%         7.51%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

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State Street Research Diversified Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.44%   0.44%   0.44%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses (1)................................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses (1).....  0.49%   0.74%   0.64%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.48% for Class A shares, 0.73% for Class B shares and 0.63% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

                                    State Street Research Diversified Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Diversified Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                    State Street Research Diversified Portfolio


investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

State Street Research Diversified Portfolio



Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the fixed-income portion and making decisions with

                                    State Street Research Diversified Portfolio


regard to duration targets, yield curve positioning and weightings of sectors and types of securities. The equity portion of the Portfolio is managed by Mr. John T. Wilson as the lead portfolio manager and by Mr. Greg Markel as portfolio manager. Mr. Wilson has been responsible for the day-to-day management of the equity portion of the Portfolio since July 1996. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director, joined State Street Research in 1996. Mr. Markel has assisted with the management of the Portfolio since 1997, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president, joined State Street Research in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio's average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio's average daily net assets.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                 Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                 Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                 Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

State Street Research Bond Income Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                    State Street Research Bond Income Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                    State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

State Street Research Bond Income Portfolio



Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

                                    State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

Currently, each Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   Harris Oakmark Large Cap Value Portfolio

                                                                                  Class A
                                                         -----------------------------------------------------
                                                                                               November 9, 1998(a)
                                                                Year Ended December 31,              through
                                                         ------------------------------------     December 31,
                                                           2002      2001      2000     1999          1998
                                                         --------  --------  -------  -------  -------------------
Net Asset Value, Beginning of Period.................... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                                         --------  --------  -------  -------        ------
Income From Investment Operations
Net investment income...................................     0.06      0.08     0.13     0.10          0.03
Net realized and unrealized gain (loss) on investments..    (1.66)     1.72     0.97    (0.78)        (0.30)
                                                         --------  --------  -------  -------        ------
    Total from investment operations....................    (1.60)     1.80     1.10    (0.68)        (0.27)
                                                         --------  --------  -------  -------        ------
Less Distributions
Distributions from net investment income................    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
Distributions from net realized capital gains...........    (0.16)     0.00    (0.10)   (0.01)         0.00
Tax return of capital...................................    (0.10)     0.00     0.00     0.00          0.00
                                                         --------  --------  -------  -------        ------
    Total distributions.................................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                                         --------  --------  -------  -------        ------
Net Asset Value, End of Period.......................... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                                         ========  ========  =======  =======        ======
Total Return (%)........................................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average net assets (%)     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............................       30        33       82       17            16 (c)
Net assets, end of period (000)......................... $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)..........................       --        --       --     1.15          1.79 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)     Year     May 1, 2001(a)
                                                                     through         Ended        through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 9.96        $ 11.55        $11.00
                                                                      ------        -------        ------
Income From Investment Operations
Net investment income...........................................        0.01           0.09          0.00
Net realized and unrealized gain (loss) on investments..........       (0.38)         (1.71)         0.55
                                                                      ------        -------        ------
    Total from investment operations............................       (0.37)         (1.62)         0.55
                                                                      ------        -------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.08)         0.00
Distributions from net realized capital gains...................        0.00          (0.16)         0.00
Tax return of capital...........................................        0.00          (0.10)         0.00
                                                                      ------        -------        ------
    Total distributions.........................................        0.00          (0.34)         0.00
                                                                      ------        -------        ------
Net Asset Value, End of Period..................................      $ 9.59        $  9.59        $11.55
                                                                      ======        =======        ======
Total Return (%)................................................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average net assets (%)........        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%).....................................          30 (c)         30            33 (c)
Net assets, end of period (000).................................      $    9        $24,936        $  185

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Met/Putnam Voyager Portfolio

                                                               Class A                 Class B
                                                   ----------------------------     --------------
                                                      Year Ended     May 1, 2000(a) May 1, 2002(a)
                                                     December 31,       through        through
                                                   ----------------   December 31,   December 31,
                                                     2002     2001        2000           2002
                                                   -------  -------  -------------- --------------
Net Asset Value, Beginning of Period.............. $  5.05  $  7.29     $ 10.00         $ 4.39
                                                   -------  -------     -------         ------
Income From Investment Operations
Net investment income (loss)......................    0.00    (0.01)      (0.01)          0.00
Net realized and unrealized gain (loss) on
 investments......................................   (1.46)   (2.23)      (2.70)         (0.82)
                                                   -------  -------     -------         ------
    Total from investment operations..............   (1.46)   (2.24)      (2.71)         (0.82)
                                                   -------  -------     -------         ------
Net Asset Value, End of Period.................... $  3.59  $  5.05     $  7.29         $ 3.57
                                                   =======  =======     =======         ======
Total Return (%)..................................   (28.9)   (30.8)      (27.1)(b)      (18.7)(b)
Ratio of operating expenses to average net assets
 (%)..............................................    1.00     1.00        1.00 (c)       1.25 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................    0.00    (0.25)      (0.23)(c)      (0.25)(c)
Portfolio turnover rate (%).......................      60       77          70 (c)         60 (c)
Net assets, end of period (000)................... $41,866  $54,626     $36,932         $  0.8
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............    1.07     1.12        1.39 (c)       1.32 (c)

                                                              Class E
                                                    -----------------------
                                                                 May 1, 2001(a)
                                                     Year Ended     through
                                                    December 31,  December 31,
                                                        2002          2001
                                                    ------------ --------------
 Net Asset Value, Beginning of Period..............    $ 5.04        $ 6.14
                                                       ------        ------
 Income From Investment Operations
 Net investment income (loss)......................      0.00         (0.01)
 Net realized and unrealized gain (loss) on
  investments......................................     (1.46)        (1.09)
                                                       ------        ------
     Total from investment operations..............     (1.46)        (1.10)
                                                       ------        ------
 Net Asset Value, End of Period....................    $ 3.58        $ 5.04
                                                       ======        ======
 Total Return (%)..................................     (29.0)        (17.9)(b)
 Ratio of operating expenses to average net assets
  (%)..............................................      1.15          1.15 (c)
 Ratio of net investment income (loss) to average
  net assets (%)...................................     (0.06)        (0.35)(c)
 Portfolio turnover rate (%).......................        60            77 (c)
 Net assets, end of period (000)...................    $4,462        $1,036
 The Ratios of operating expenses to average net
  assets without giving effect to the voluntary
  expense agreement would have been (%)............      1.22          1.27 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Investment Trust Portfolio

                                                                                   Class A
                                                         ----------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ----------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................       0.19        0.18        0.19        0.23        0.36
Net realized and unrealized gain (loss) on investments..      (6.96)      (6.00)      (2.55)       6.38        8.52
                                                         ----------  ----------  ----------  ----------  ----------
    Total from investment operations....................      (6.77)      (5.82)      (2.36)       6.61        8.88
                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................      (0.12)      (0.25)       0.00       (0.24)      (0.36)
Distributions from net realized capital gains...........       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                                         ----------  ----------  ----------  ----------  ----------
    Total distributions.................................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.......................... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%)........................................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.52        0.50        0.49          --          --
Ratio of net investment income to average net assets (%)       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%).............................         79         101          86          83          74
Net assets, end of period (000)......................... $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............    $25.80        $29.14        $25.89        $29.23
                                                     ------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.12          0.02          0.16          0.01
Net realized and unrealized gain (loss) on
 investments.....................................     (6.87)        (3.36)        (6.92)        (3.35)
                                                     ------        ------        ------        ------
    Total from investment operations.............     (6.75)        (3.34)        (6.76)        (3.34)
                                                     ------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.12)         0.00         (0.12)         0.00
Distributions from net realized capital gains....      0.00          0.00          0.00          0.00
                                                     ------        ------        ------        ------
    Total distributions..........................     (0.12)         0.00         (0.12)         0.00
                                                     ------        ------        ------        ------
Net Asset Value, End of Period...................    $18.93        $25.80        $19.01        $25.89
                                                     ======        ======        ======        ======
Total Return (%).................................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)......................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..................    $6,486        $2,849        $7,575        $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   T. Rowe Price Large Cap Growth Portfolio

                                                                           Class A
                                                  ------------------------------------------------------
                                                                                         November 9, 1998(a)
                                                         Year Ended December 31,               through
                                                  -------------------------------------     December 31,
                                                    2002      2001      2000      1999          1998
                                                  --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period............. $  11.64  $  12.93  $  13.41  $ 11.02        $10.00
                                                  --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income............................     0.02      0.03      0.03     0.02          0.01
Net realized and unrealized gain (loss) on
 investments.....................................    (2.72)    (1.31)    (0.09)    2.43          1.02
                                                  --------  --------  --------  -------        ------
    Total from investment operations.............    (2.70)    (1.28)    (0.06)    2.45          1.03
                                                  --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.........    (0.03)    (0.01)    (0.02)   (0.03)        (0.01)
Distributions from net realized capital gains....     0.00      0.00     (0.40)   (0.03)         0.00
                                                  --------  --------  --------  -------        ------
    Total distributions..........................    (0.03)    (0.01)    (0.42)   (0.06)        (0.01)
                                                  --------  --------  --------  -------        ------
Net Asset Value, End of Period................... $   8.91  $  11.64  $  12.93  $ 13.41        $11.02
                                                  ========  ========  ========  =======        ======
Total Return (%).................................    (23.2)     (9.9)     (0.4)    22.2          10.3 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................     0.77      0.76      0.78     0.87          0.50 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................     0.76      0.75      0.77       --            --
Ratio of net investment income to average net
 assets (%)......................................     0.22      0.27      0.23     0.23          0.93 (c)
Portfolio turnover rate (%)......................       49        67        62       46             6 (c)
Net assets, end of period (000).................. $127,939  $173,218  $180,072  $51,402        $6,740
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........       --        --        --     1.31          2.62 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                     through       Year Ended     through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 8.96         $11.63        $12.32
                                                                      ------         ------        ------
Income From Investment Operations
Net investment income...........................................        0.00           0.03          0.00
Net realized and unrealized gain (loss) on investments..........       (0.08)         (2.73)        (0.69)
                                                                      ------         ------        ------
    Total from investment operations............................       (0.08)         (2.70)        (0.69)
                                                                      ------         ------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.03)         0.00
Distributions from net realized capital gains...................        0.00           0.00          0.00
                                                                      ------         ------        ------
    Total distributions.........................................        0.00          (0.03)         0.00
                                                                      ------         ------        ------
Net Asset Value, End of Period..................................      $ 8.88         $ 8.90        $11.63
                                                                      ======         ======        ======
Total Return (%)................................................        (0.9)(b)      (23.3)         (5.6)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.02 (c)       0.92          0.91 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.01 (c)       0.91          0.90 (c)
Ratio of net investment income to average net assets (%)........        0.00 (c)       0.07          0.75 (c)
Portfolio turnover rate (%).....................................          49 (c)         49            67 (c)
Net assets, end of period (000).................................      $    1         $3,119        $   23

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Janus Mid Cap Portfolio

                                                                               Class A
                                                       ------------------------------------------------------
                                                                       Year Ended December 31,
                                                       ------------------------------------------------------
                                                         2002       2001        2000        1999       1998
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period.................. $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                       --------  ----------  ----------  ----------  --------
Income From Investment Operations
Net investment income (loss)..........................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
Net realized and unrealized gain (loss) on investments    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                       --------  ----------  ----------  ----------  --------
    Total from investment operations..................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                       --------  ----------  ----------  ----------  --------
Less Distributions
Distributions from net investment income..............     0.00        0.00        0.00        0.00      0.00
Distributions from net realized capital gains.........     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
    Total distributions...............................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, End of Period........................ $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                       ========  ==========  ==========  ==========  ========
Total Return (%)......................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%).     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net
 assets (%)...........................................    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)...........................       78         105         118         103       107
Net assets, end of period (000)....................... $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                       Class B                       Class E
                                           ---------------------------     -----------------------
                                                        January 2, 2001(a)              May 1, 2001(a)
                                            Year Ended       through        Year Ended     through
                                           December 31,    December 31,    December 31,  December 31,
                                               2002            2001            2002          2001
                                           ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period          $14.50         $ 21.47          $14.58        $19.02
                                              ------         -------          ------        ------
Income From Investment Operations
Net investment income (loss)..............     (0.06)          (0.04)          (0.01)         0.00
Net realized and unrealized gain (loss) on
 investments..............................     (4.17)          (6.93)          (4.24)        (4.44)
                                              ------         -------          ------        ------
    Total from investment operations......     (4.23)          (6.97)          (4.25)        (4.44)
                                              ------         -------          ------        ------
Net Asset Value, End of Period............    $10.27         $ 14.50          $10.33        $14.58
                                              ======         =======          ======        ======
Total Return (%)..........................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net
 assets (%)...............................      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)...............        78             105 (c)          78           105 (c)
Net assets, end of period (000)...........    $9,037         $12,334          $3,605        $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     MetLife Mid Cap Stock Index Portfolio

                                                           Class A                           Class B
                                              ------------------------------     ---------------------------
                                                  Year Ended     July 5, 2000(a)              January 2, 2001(a)
                                                 December 31,        through      Year Ended       through
                                              -----------------   December 31,   December 31,    December 31,
                                                2002      2001        2000           2002            2001
                                              --------  -------  --------------- ------------ ------------------
Net Asset Value, Beginning of Period......... $  10.46  $ 10.64      $ 10.00       $ 10.43          $10.54
                                              --------  -------      -------       -------          ------
Income From Investment Operations
Net investment income........................     0.05     0.06         0.03          0.03            0.04
Net realized and unrealized gain (loss) on
 investments.................................    (1.60)   (0.19)        0.66         (1.60)          (0.10)
                                              --------  -------      -------       -------          ------
    Total from investment operations.........    (1.55)   (0.13)        0.69         (1.57)          (0.06)
                                              --------  -------      -------       -------          ------
Less Distributions
Distributions from net investment income.....    (0.04)   (0.02)       (0.03)        (0.03)          (0.02)
Distributions from net realized capital gains     0.00    (0.03)       (0.02)         0.00           (0.03)
                                              --------  -------      -------       -------          ------
    Total distributions......................    (0.04)   (0.05)       (0.05)        (0.03)          (0.05)
                                              --------  -------      -------       -------          ------
Net Asset Value, End of Period............... $   8.87  $ 10.46      $ 10.64       $  8.83          $10.43
                                              ========  =======      =======       =======          ======
Total Return (%).............................    (14.9)    (1.2)         6.8 (b)     (15.1)            3.1 (b)
Ratio of operating expenses to average net
 assets (%)..................................     0.43     0.45         0.45 (c)      0.68            0.70 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.70     0.71         0.92 (c)      0.46            0.48 (c)
Portfolio turnover rate (%)..................       46       45          124 (c)        46              45 (c)
Net assets, end of period (000).............. $117,340  $97,505      $61,934       $12,790          $5,895
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       --     0.52         0.83 (c)        --            0.77 (c)

                                                                                          Class E
                                                                                -----------------------
                                                                                             May 1, 2001(a)
                                                                                 Year Ended     through
                                                                                December 31,  December 31,
                                                                                    2002          2001
                                                                                ------------ --------------
Net Asset Value, Beginning of Period...........................................    $10.45        $10.54
                                                                                   ------        ------
Income From Investment Operations
Net investment income..........................................................      0.05          0.00
Net realized and unrealized gain (loss) on investments.........................     (1.61)        (0.09)
                                                                                   ------        ------
    Total from investment operations...........................................     (1.56)        (0.09)
                                                                                   ------        ------
Less Distributions
Distributions from net investment income.......................................     (0.04)         0.00
                                                                                   ------        ------
    Total distributions........................................................     (0.04)         0.00
                                                                                   ------        ------
Net Asset Value, End of Period.................................................    $ 8.85        $10.45
                                                                                   ======        ======
Total Return (%)...............................................................     (15.0)         (0.9)(b)
Ratio of operating expenses to average net assets (%)..........................      0.58          0.60 (c)
Ratio of net investment income to average net assets (%).......................      0.62          0.00 (c)
Portfolio turnover rate (%)....................................................        46            45 (c)
Net assets, end of period (000)................................................    $9,804        $  0.1
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)...........................        --          0.67 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               Neuberger Berman Partners Mid Cap Value Portfolio

                                                                       Class A
                                              ------------------------------------------------------
                                                                                     November 9, 1998(a)
                                                     Year Ended December 31,               through
                                              -------------------------------------     December 31,
                                                2002      2001      2000      1999          1998
                                              --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period......... $  14.16  $  14.82  $  11.97  $ 10.73        $10.00
                                              --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income........................     0.06      0.13      0.04     0.06          0.03
Net realized and unrealized gain (loss) on
 investments.................................    (1.42)    (0.50)     3.35     1.80          0.71
                                              --------  --------  --------  -------        ------
    Total from investment operations.........    (1.36)    (0.37)     3.39     1.86          0.74
                                              --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.....    (0.01)    (0.03)    (0.04)   (0.07)        (0.01)
Distributions from net realized capital gains    (0.03)    (0.26)    (0.50)   (0.55)         0.00
                                              --------  --------  --------  -------        ------
    Total distributions......................    (0.04)    (0.29)    (0.54)   (0.62)        (0.01)
                                              --------  --------  --------  -------        ------
Net Asset Value, End of Period............... $  12.76  $  14.16  $  14.82  $ 11.97        $10.73
                                              ========  ========  ========  =======        ======
Total Return (%).............................     (9.6)     (2.5)     28.3     17.6           7.4 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.80      0.81      0.87     0.72          0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     0.77      0.69      0.76       --            -- (c)
Ratio of net investment income to average
 net assets (%)..............................     0.43      0.90      0.58     0.86          2.61 (c)
Portfolio turnover rate (%)..................       84       212       207      134            21 (c)
Net assets, end of period (000).............. $156,117  $160,074  $131,356  $38,722        $8,647
The Ratios of operating expenses to average
 net assets without giving effect to
 the voluntary expense agreement would have
 been (%)....................................       --        --        --     1.18         1.86 (c)

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............   $ 14.12        $14.36        $14.15        $14.37
                                                    -------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.01          0.04          0.03          0.00
Net realized and unrealized gain (loss) on
 investments.....................................     (1.40)        (0.28)        (1.40)        (0.22)
                                                    -------        ------        ------        ------
    Total from investment operations.............     (1.39)        (0.24)        (1.37)        (0.22)
                                                    -------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.01)         0.00         (0.01)         0.00
Distributions from net realized capital gains....     (0.03)         0.00         (0.03)         0.00
                                                    -------        ------        ------        ------
    Total distributions..........................     (0.04)         0.00         (0.04)         0.00
                                                    -------        ------        ------        ------
Net Asset Value, End of Period...................   $ 12.69        $14.12        $12.74        $14.15
                                                    =======        ======        ======        ======
Total Return (%).................................      (9.9)         (1.7)(b)      (9.7)         (1.5)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      1.05          1.06 (c)      0.95          0.96 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      1.02          0.97 (c)      0.92          0.87 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.17          0.77 (c)      0.29          0.67 (c)
Portfolio turnover rate (%)......................        84           212 (c)        84           212 (c)
Net assets, end of period (000)..................   $11,113        $2,410        $5,735        $   32

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

               State Street Research Aggressive Growth Portfolio

                                                                            Class A
                                                   --------------------------------------------------------
                                                                    Year Ended December 31,
                                                   --------------------------------------------------------
                                                     2002       2001        2000        1999        1998
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.............. $  17.88  $    31.59  $    38.45  $    29.53  $    27.61
                                                   --------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income (loss)......................    (0.03)      (0.02)      (0.04)      (0.12)      (0.06)
Net realized and unrealized gain (loss) on
 investments......................................    (5.10)      (6.73)      (1.98)       9.86        3.75
                                                   --------  ----------  ----------  ----------  ----------
    Total from investment operations..............    (5.13)      (6.75)      (2.02)       9.74        3.69
                                                   --------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income..........     0.00       (0.01)       0.00        0.00        0.00
Distributions from net realized capital gains.....     0.00       (6.95)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
    Total distributions...........................     0.00       (6.96)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................... $  12.75  $    17.88  $    31.59  $    38.45  $    29.53
                                                   ========  ==========  ==========  ==========  ==========
Total Return (%)..................................    (28.7)      (23.8)       (7.6)       33.2        13.7
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.79        0.77        0.73        0.72        0.75
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.77        0.76        0.72          --          --
Ratio of net investment income (loss) to average
 net assets (%)...................................    (0.18)      (0.11)      (0.12)      (0.31)      (0.20)
Portfolio turnover rate (%).......................      134         150         170          86          97
Net assets, end of period (000)................... $687,325  $1,069,246  $1,501,072  $1,600,841  $1,431,337

                                                                                             Class E
                                                                                   -----------------------
                                                                                       Year     May 1, 2001(a)
                                                                                      Ended        through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................    $17.88        $20.66
                                                                                      ------        ------
Income From Investment Operations
Net investment income (loss)......................................................     (0.01)        (0.02)
Net realized and unrealized gain (loss) on investments............................     (5.13)        (2.76)
                                                                                      ------        ------
    Total from investment operations..............................................     (5.14)        (2.78)
                                                                                      ------        ------
Net Asset Value, End of Period....................................................    $12.74        $17.88
                                                                                      ======        ======
Total Return (%)..................................................................     (28.8)        (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.94          0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.92          0.91 (c)
Ratio of net investment income (loss) to average net assets (%)...................     (0.24)        (0.12)(c)
Portfolio turnover rate (%).......................................................       134           150 (c)
Net assets, end of period (000)...................................................    $1,361        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                       Loomis Sayles Small Cap Portfolio

                                                                                                     Class A
                                                                                ------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                ------------------------------------------------
                                                                                  2002      2001      2000      1999      1998
                                                                                --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period........................................... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92
                                                                                --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income..........................................................     0.14      0.34      0.42      0.51      1.24
Net realized and unrealized gain (loss) on investments.........................   (38.32)   (19.28)    10.13     48.23     (4.01)
                                                                                --------  --------  --------  --------  --------
    Total from investment operations...........................................   (38.18)   (18.94)    10.55     48.74     (2.77)
                                                                                --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.......................................    (0.18)    (0.53)    (0.01)    (0.53)    (1.24)
Distributions from net realized capital gains..................................     0.00    (12.67)    (1.86)     0.00     (1.32)
Distributions in excess of net realized capital gains..........................     0.00     (1.02)     0.00      0.00     (0.07)
                                                                                --------  --------  --------  --------  --------
    Total Distributions........................................................    (0.18)   (14.22)    (1.87)    (0.53)    (2.63)
                                                                                --------  --------  --------  --------  --------
Net Asset Value, End of Period................................................. $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                                                                ========  ========  ========  ========  ========
Total Return (%)...............................................................    (21.6)     (8.8)      5.2      31.8      (1.7)
Ratio of operating expenses to average net assets before expense reductions (%)     0.97      1.00      0.96      1.00      1.00
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)...........................................................................     0.97      1.00      0.95        --        --
Ratio of net investment income to average net assets (%).......................     0.14      0.18      0.22      0.34      0.88
Portfolio turnover rate (%)....................................................       99       111       148       146       111
Net assets, end of period (000)................................................ $281,477  $406,525  $486,439  $322,318  $238,589
The Ratios of operating expenses to average net assets without giving effect
 to the voluntary expense agreement would have been (%)........................       --      1.00      0.95      1.10      1.10

                                                                                     Class B                Class E
                                                                                 ---------------- -----------------------
                                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                                     through       Year Ended     through
                                                                                   December 31,   December 31,  December 31,
                                                                                       2002           2002          2002
                                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................................     $144.89        $177.03       $179.40
                                                                                     -------        -------       -------
Income From Investment Operations
Net investment income...........................................................        0.00           0.03          0.07
Net realized and unrealized gain (loss) on investments..........................       (6.69)        (38.32)        (2.44)
                                                                                     -------        -------       -------
    Total from investment operations............................................       (6.69)        (38.29)        (2.37)
                                                                                     -------        -------       -------
Less Distributions
Distributions from net investment income........................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
    Total Distributions.........................................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
Net Asset Value, End of Period..................................................     $138.20        $138.65       $177.03
                                                                                     =======        =======       =======
Total Return (%)................................................................        (4.6)(b)      (21.6)         (1.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%).        1.22 (c)       1.12          1.15 (c)
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)............................................................................        1.22 (c)       1.12          1.15 (c)
Ratio of net investment income to average net assets (%)........................        0.00 (c)      (0.01)         0.03 (c)
Portfolio turnover rate (%).....................................................          99 (c)         99           111 (c)
Net assets, end of period (000).................................................     $     1        $10,242       $ 2,142
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)............................          --             --          1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    State Street Research Aurora Portfolio

                                                       Class A                         Class B
                                         -------------------------------     -----------------------
                                             Year Ended      July 5, 2000(a)              May 1, 2001(a)
                                            December 31,         through      Year Ended     through
                                         ------------------   December 31,   December 31,  December 31,
                                           2002      2001         2000           2002          2001
                                         --------  --------  --------------- ------------ --------------
Net Asset Value, Beginning of Period.... $  14.13  $  12.24      $ 10.00        $14.12        $14.12
                                         --------  --------      -------        ------        ------
Income From Investment Operations
Net investment income (loss)............    (0.04)     0.02         0.03          0.00          0.00
Net realized and unrealized gain (loss)
 on investments.........................    (2.95)     1.94         2.29         (3.01)         0.00
                                         --------  --------      -------        ------        ------
    Total from investment operations....    (2.99)     1.96         2.32         (3.01)         0.00
                                         --------  --------      -------        ------        ------
Less Distributions
Distributions from net investment income    (0.01)    (0.01)       (0.03)        (0.01)         0.00
Distributions from net realized capital
 gains..................................    (0.06)    (0.06)       (0.05)        (0.06)         0.00
                                         --------  --------      -------        ------        ------
    Total distributions.................    (0.07)    (0.07)       (0.08)        (0.07)         0.00
                                         --------  --------      -------        ------        ------
Net Asset Value, End of Period.......... $  11.07  $  14.13      $ 12.24        $11.04        $14.12
                                         ========  ========      =======        ======        ======
Total Return (%)........................    (21.3)     16.0         23.2 (b)     (21.5)          0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.95      0.98         1.05 (c)      1.20          1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.28)     0.18         1.12 (c)     (0.53)         0.00 (c)
Portfolio turnover rate (%).............       27        15           24 (c)        27            15 (c)
Net assets, end of period (000)......... $319,202  $291,426      $54,379        $   10        $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        1.34 (c)         --            --

                                                                     Class E
                                                           -----------------------
                                                                        May 1, 2001(a)
                                                            Year Ended     through
                                                           December 31,  December 31,
                                                           ------------ --------------
Net Asset Value, Beginning of Period......................   $ 14.12        $14.12
                                                             -------        ------
Income From Investment Operations
Net investment income (loss)..............................     (0.01)        (0.01)
Net realized and unrealized gain (loss) on investments....     (3.00)         0.01
                                                             -------        ------
    Total from investment operations......................     (3.01)         0.00
                                                             -------        ------
Less Distributions
Distributions from net investment income..................     (0.01)         0.00
Distributions from net realized capital gains.............     (0.06)         0.00
                                                             -------        ------
    Total distributions...................................     (0.07)         0.00
                                                             -------        ------
Net Asset Value, End of Period............................   $ 11.04        $14.12
                                                             =======        ======
Total Return (%)..........................................     (21.5)          0.0 (b)
Ratio of operating expenses to average net assets (%).....      1.10          1.13 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................     (0.43)        (0.25)(c)
Portfolio turnover rate (%)...............................        27            15 (c)
Net assets, end of period (000)...........................   $56,055        $6,720
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)......................................        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   T. Rowe Price Small Cap Growth Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $  11.89  $  14.30  $  15.73  $  12.29  $  11.88
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss).................    (0.04)    (0.04)    (0.03)    (0.03)     0.00
Net realized and unrealized gain (loss) on
 investments.................................    (3.14)    (1.27)    (1.40)     3.47      0.41
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (3.18)    (1.31)    (1.43)     3.44      0.41
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net realized capital gains     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   8.71  $  11.89  $  14.30  $  15.73  $  12.29
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (26.7)     (9.0)     (9.1)     28.0       3.5
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.61      0.61      0.58      0.61      0.67
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       --        --      0.58        --        --
Ratio of net investment income (loss) to
 average net assets (%)......................    (0.38)    (0.34)    (0.19)    (0.27)    (0.02)
Portfolio turnover rate (%)..................       44        38        68        68        38
Net assets, end of period (000).............. $210,410  $298,699  $337,343  $269,518  $189,132

                                                       Class B                Class E
                                                   ---------------- -----------------------
                                                   July 30, 2002(a)              May 1, 2001(a)
                                                       through       Year Ended     through
                                                     December 31,   December 31,  December 31,
                                                         2002           2002          2001
                                                   ---------------- ------------ --------------
Net Asset Value, Beginning of Period..............      $ 8.67         $11.80        $12.22
                                                        ------         ------        ------
Income From Investment Operations
Net investment income (loss)......................       (0.01)         (0.02)         0.00
Net realized and unrealized gain (loss) on
 investments......................................       (0.07)         (3.14)        (0.42)
                                                        ------         ------        ------
    Total from investment operations..............       (0.08)         (3.16)        (0.42)
                                                        ------         ------        ------
Net Asset Value, End of Period....................      $ 8.59         $ 8.64        $11.80
                                                        ======         ======        ======
Total Return (%)..................................        (0.9)(b)      (26.8)         (3.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................        0.86 (c)       0.76          0.76 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       (0.63)(c)      (0.53)         0.00 (c)
Portfolio turnover rate (%).......................          44 (c)         44            38 (c)
Net assets, end of period (000)...................      $    3         $1,809        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      Morgan Stanley EAFE Index Portfolio

                                                                               Class A
                                                      ------------------------------------------------------
                                                                                             November 9, 1998(a)
                                                             Year Ended December 31,               through
                                                      -------------------------------------     December 31,
                                                        2002      2001      2000      1999          1998
                                                      --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period................. $   8.75  $  11.22  $  13.34  $ 10.80        $ 10.00
                                                      --------  --------  --------  -------        -------
Income From Investment Operations
Net investment income................................     0.10      0.09      0.07     0.10           0.01
Net realized and unrealized gain (loss) on
 investments.........................................    (1.55)    (2.52)    (2.00)    2.58           0.80
                                                      --------  --------  --------  -------        -------
    Total from investment operations.................    (1.45)    (2.43)    (1.93)    2.68           0.81
                                                      --------  --------  --------  -------        -------
Less Distributions
Distributions from net investment income.............    (0.04)    (0.03)    (0.11)   (0.06)         (0.01)
Distributions from net realized capital gains........     0.00     (0.01)    (0.08)   (0.08)          0.00
                                                      --------  --------  --------  -------        -------
    Total distributions..............................    (0.04)    (0.04)    (0.19)   (0.14)         (0.01)
                                                      --------  --------  --------  -------        -------
Net Asset Value, End of Period....................... $   7.26  $   8.75  $  11.22  $ 13.34        $ 10.80
                                                      ========  ========  ========  =======        =======
Total Return (%).....................................    (16.6)    (21.7)    (14.5)    24.9            8.1 (b)
Ratio of operating expenses to average net assets (%)     0.73      0.70      0.58     0.50           0.49 (c)
Ratio of net investment income to average net
 assets (%)..........................................     1.43      1.00      0.76     1.25           0.71 (c)
Portfolio turnover rate (%)..........................       23         9        10       44             13 (c)
Net assets, end of period (000)...................... $112,325  $112,775  $100,950  $82,355        $25,453
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...............     0.79      0.82      0.78     1.77           1.41 (c)

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........    $ 8.66          $11.12          $ 8.74        $10.43
                                                 ------          ------          ------        ------
Income From Investment Operations
Net investment income........................      0.06            0.04            0.06          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (1.50)          (2.46)          (1.51)        (1.69)
                                                 ------          ------          ------        ------
    Total from investment operations.........     (1.44)          (2.42)          (1.45)        (1.69)
                                                 ------          ------          ------        ------
Less Distributions
Distributions from net investment income.....     (0.04)          (0.03)          (0.04)         0.00
Distributions from net realized capital gains      0.00           (0.01)           0.00          0.00
                                                 ------          ------          ------        ------
    Total distributions......................     (0.04)          (0.04)          (0.04)         0.00
                                                 ------          ------          ------        ------
Net Asset Value, End of Period...............    $ 7.18          $ 8.66          $ 7.25        $ 8.74
                                                 ======          ======          ======        ======
Total Return (%).............................     (16.8)          (21.8)(b)       (16.7)        (16.2)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.98            0.95 (c)        0.88          0.85 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.11            0.46 (c)        1.02          0.00 (c)
Portfolio turnover rate (%)..................        23               9 (c)          23             9 (c)
Net assets, end of period (000)..............    $9,654          $4,099          $9,838        $   61
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)....................................      1.04            1.07 (c)        0.94          0.97 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        Scudder Global Equity Portfolio

                                                              Class A
                                         ------------------------------------------------
                                                      Year Ended December 31,
                                         ------------------------------------------------
                                           2002      2001      2000      1999      1998
                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.... $  10.86  $  14.62  $  14.91  $  12.38  $  10.85
                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................     0.13      0.35      0.18      0.14      0.16
Net realized and unrealized gain (loss)
 on investments.........................    (1.84)    (2.55)    (0.42)     2.93      1.57
                                         --------  --------  --------  --------  --------
    Total from investment operations....    (1.71)    (2.20)    (0.24)     3.07      1.73
                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income    (0.17)    (0.31)    (0.01)    (0.07)    (0.16)
Distributions from net realized capital
 gains..................................     0.00     (1.25)    (0.04)    (0.47)    (0.04)
                                         --------  --------  --------  --------  --------
    Total distributions.................    (0.17)    (1.56)    (0.05)    (0.54)    (0.20)
                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......... $   8.98  $  10.86  $  14.62  $  14.91  $  12.38
                                         ========  ========  ========  ========  ========
Total Return (%)........................    (16.0)    (16.1)     (1.6)     25.2      16.0
Ratio of operating expenses to average
 net assets (%).........................     0.81      0.80      0.78      0.87      0.96
Ratio of net investment income to
 average net assets (%).................     1.27      2.90      1.43      1.23      1.61
Portfolio turnover rate (%).............       45        36        58        54        51
Net assets, end of period (000)......... $143,518  $183,296  $211,354  $171,714  $113,715
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        --        --      1.01

                                                                       Class E
                                                             -----------------------
                                                                          May 1, 2001(a)
                                                              Year Ended     through
                                                             December 31,  December 31,
                                                                 2002          2001
                                                             ------------ --------------
Net Asset Value, Beginning of Period........................    $10.85        $12.21
                                                                ------        ------
Income From Investment Operations
Net investment income.......................................      0.19          0.00
Net realized and unrealized gain (loss) on investments......     (1.91)        (1.36)
                                                                ------        ------
    Total from investment operations........................     (1.72)        (1.36)
                                                                ------        ------
Less Distributions
Distributions from net investment income....................     (0.17)         0.00
                                                                ------        ------
    Total distributions.....................................     (0.17)         0.00
                                                                ------        ------
Net Asset Value, End of Period..............................    $ 8.96        $10.85
                                                                ======        ======
Total Return (%)............................................     (16.1)        (11.1)(b)
Ratio of operating expenses to average net assets (%).......      0.96          0.95 (c)
Ratio of net investment income to average net assets (%)....      1.18          0.95 (c)
Portfolio turnover rate (%).................................        45            36 (c)
Net assets, end of period (000).............................    $2,870        $   47

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Diversified Portfolio

                                                                                  Class A
                                                        ----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
                                                           2002        2001        2000        1999        1998
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................... $    15.51  $    18.38  $    18.27  $    18.39  $    16.98
                                                        ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income..................................       0.42        0.49        0.62        0.59        0.60
Net realized and unrealized gain (loss) on
 investments...........................................      (2.53)      (1.62)      (0.43)       0.96        2.70
                                                        ----------  ----------  ----------  ----------  ----------
    Total from investment operations...................      (2.11)      (1.13)       0.19        1.55        3.30
                                                        ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income...............      (0.33)      (0.78)       0.00       (0.60)      (0.57)
Distributions from net realized capital gains..........       0.00       (0.96)      (0.08)      (1.07)      (1.32)
                                                        ----------  ----------  ----------  ----------  ----------
    Total distributions................................      (0.33)      (1.74)      (0.08)      (1.67)      (1.89)
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period......................... $    13.07  $    15.51  $    18.38  $    18.27  $    18.39
                                                        ==========  ==========  ==========  ==========  ==========
Total Return (%).......................................      (13.9)       (6.3)        1.0         8.7        19.6
Ratio of operating expenses to average net assets
 before expense reductions (%).........................       0.49        0.49        0.46        0.45        0.48
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)............................       0.48        0.47        0.46          --          --
Ratio of net investment income to average net assets
 (%)...................................................       2.68        2.73        3.26        3.08        3.39
Portfolio turnover rate (%)............................        112         131         131         124         106
Net assets, end of period (000)........................ $1,688,913  $2,345,064  $2,756,922  $2,874,412  $2,656,987

                                                                                             Class E
                                                                                   -----------------------
                                                                                                May 1, 2001(a)
                                                                                    Year Ended     through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................   $ 15.51        $16.18
                                                                                     -------        ------
Income From Investment Operations
Net investment income.............................................................      0.40          0.01
Net realized and unrealized gain (loss) on investments............................     (2.52)        (0.68)
                                                                                     -------        ------
    Total from investment operations..............................................     (2.12)        (0.67)
                                                                                     -------        ------
Less Distributions
Distributions from net investment income..........................................     (0.33)         0.00
Distributions from net realized capital gains.....................................      0.00          0.00
                                                                                     -------        ------
    Total distributions...........................................................     (0.33)         0.00
                                                                                     -------        ------
Net Asset Value, End of Period....................................................   $ 13.06        $15.51
                                                                                     =======        ======
Total Return (%)..................................................................     (13.9)         (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.64          0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.63          0.62 (c)
Ratio of net investment income to average net assets (%)..........................      2.53          2.58 (c)
Portfolio turnover rate (%).......................................................       112           131 (c)
Net assets, end of period (000)...................................................   $11,490        $   22

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                   INTERNATIONAL EQUITY
                                         PORTFOLIOS
Alger Equity Growth Portfolio
Davis Venture Value Portfolio            Morgan Stanley EAFE(R) Index Portfolio
Harris Oakmark Large Cap Value Portfolio Putnam International Stock Portfolio
MetLife Stock Index Portfolio
State Street Research Large Cap Value    EQUITY AND FIXED-INCOME
  Portfolio                              PORTFOLIO
T. Rowe Price Large Cap Growth Portfolio
                                         State Street Research Diversified
Harris Oakmark Focused Value Portfolio     Portfolio
Janus Mid Cap Portfolio
MetLife Mid Cap Stock Index Portfolio    FIXED-INCOME PORTFOLIOS
Neuberger Berman Partners Mid Cap Value
  Portfolio                              Lehman Brothers(R) Aggregate Bond Index
State Street Research Aggressive Growth    Portfolio
  Portfolio                              State Street Research Bond Income
                                           Portfolio
Russell 2000(R) Index Portfolio
State Street Research Aurora Portfolio   MONEY MARKET PORTFOLIO
T. Rowe Price Small Cap Growth Portfolio
                                         State Street Research Money Market
                                           Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................   3
Section II--Information about each Portfolio...............................   6
Section III--Other Information about the Fund.............................. 136
Financial Highlights....................................................... 139

                       Information about each Portfolio
                       --------------------------------
Alger Equity Growth Portfolio..............................................   8
Davis Venture Value Portfolio..............................................  12
Harris Oakmark Large Cap Value Portfolio...................................  16
MetLife Stock Index Portfolio..............................................  22
State Street Research Large Cap Value Portfolio............................  27
T. Rowe Price Large Cap Growth Portfolio...................................  35
Harris Oakmark Focused Value Portfolio.....................................  43
Janus Mid Cap Portfolio....................................................  50
MetLife Mid Cap Stock Index Portfolio......................................  58
Neuberger Berman Partners Mid Cap Value Portfolio..........................  63
State Street Research Aggressive Growth Portfolio..........................  68
Russell 2000 Index Portfolio...............................................  74
State Street Research Aurora Portfolio.....................................  79
T. Rowe Price Small Cap Growth Portfolio...................................  87
Morgan Stanley EAFE Index Portfolio........................................  94
Putnam International Stock Portfolio....................................... 100
State Street Research Diversified Portfolio................................ 106
Lehman Brothers Aggregate Bond Index Portfolio............................. 116
State Street Research Bond Income Portfolio................................ 122
State Street Research Money Market Portfolio............................... 130

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Twenty of these portfolios (the "Portfolios") are offered through this Prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio is a "diversified" fund. As "non-diversified" funds, the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio may hold fewer securities than the other Portfolios. If the stocks held by these Portfolios perform poorly, the Portfolios could incur greater losses than if they had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the "Index Portfolios") and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Alger Equity Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Portfolio, invests, under normal circumstances, the Portfolio's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the Portfolio may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts,

                                                  Alger Equity Growth Portfolio


variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                       [CHART]

1995   1996   1997   1998   1999    2000    2001    2002
-----  -----  -----  -----  -----  ------  ------  ------
48.8%  13.2%  25.6%  47.8%  34.1%  -13.7%  -12.0%  -33.2%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Life of the Portfolio
                     Past One Year Past Five Years  (October 31, 1994)
                     ------------- --------------- ---------------------
       Class A......    -33.17%         0.12%                  9.11%
       Class B*.....    -33.42%        -0.13%                  8.86%
       Class E**....    -33.24%        -0.03%                  8.96%
       S&P 500 Index    -22.09%        -0.58%                  9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                 Class A Class B Class E
                                                                 ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price
  or redemption price, whichever is lower)......................  None    None    None

Alger Equity Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Management Fees...................................  0.75%   0.75%   0.75%
   Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
   Other Expenses....................................  0.04%   0.04%   0.04%
                                                       -----   -----   -----
   Total Annual Portfolio Operating Expenses.........  0.79%   1.04%   0.94%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              One Year Three Years Five Years Ten Years
                              -------- ----------- ---------- ---------
         Class A.............   $ 81      $252        $439     $  978
         Class B.............   $106      $331        $574     $1,271
         Class E.............   $ 96      $300        $520     $1,155

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Portfolio Management

As of December 31, 2002, Alger managed approximately $8.4 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

                                                  Alger Equity Growth Portfolio



Dan C. Chung and David Hyun are the portfolio managers of the Portfolio. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

                                                  Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

                                                  Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above.

Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                       Harris Oakmark Large Cap Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Large Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                [CHART]

 1999  2000   2001    2002
-----  -----  -----  ------
-6.9%  12.4%  18.4%  -14.2%


During the period shown above, the highest quarterly return was -12.92% for the second quarter of 1999, and the lowest quarterly return was -16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                       Life of the
                                                        Portfolio
                                                       (November 1,
                                         Past One Year    1998)
                                         ------------- ------------
             Class A....................    -14.16%        0.83%
             Class B*...................    -14.41%        0.58%
             Class E**..................    -14.29%        0.68%
             S&P 500 Index..............    -22.09%       -3.90%
             Russell 1000 Value Index***    -15.52%       -0.20%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Russell
    1000 Value Index instead of the S&P 500 Index. The Russell 1000 Value Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

                                       Harris Oakmark Large Cap Value Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.75%   0.75%   0.75%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.08%   0.08%   0.08%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.83%   1.08%   0.98%

--------
(1) Harris directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.82% for Class A shares, 1.07% for Class B shares and 0.97% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 85      $265        $460     $1,025
               Class B   $110      $343        $595     $1,317
               Class E   $100      $312        $542     $1,201

Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                       Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris managed approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan joined Harris in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                State Street Research Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio's net assets in a portfolio of large capitalization stocks, which may include common and preferred stocks, convertible securities and warrants. You will receive 60 days' prior notice if this 80% minimum is going to change. State Street Research considers large capitalization companies to be those with market capitalizations at the time of investment within the range of companies included in the Russell 1000 Index or a similar index. A stock will continue to be considered a large capitalization company if the company has moved outside this range and the Portfolio may continue to hold the stock if State Street Research believes the stock remains an attractive investment. As of June 30, 2002, the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion. In the future, State Street Research may define large capitalization companies using a different index or classification system. The Portfolio may also invest up to 20% of its net assets in stocks of companies which are not large capitalization companies. This 20% may also include other securities, such as bonds and growth stocks. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among stocks, State Street Research uses a value approach and invests primarily in those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

State Street Research Large Cap Value Portfolio


  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                State Street Research Large Cap Value Portfolio


Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, it does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None

Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
                                                    ------- ------- -------
     Management Fees...............................  0.70%   0.70%   0.70%
     Distribution and Service (12b-1) Fees.........  0.00%   0.25%   0.15%
     Other Expenses................................  1.63%   1.63%   1.63%
                                                    ------  ------  ------
     Total Annual Portfolio Operating Expenses.....  2.33%   2.58%   2.48%
     Fee Waiver and/or Expense Reimbursement (1)(2) (1.38%) (1.38%) (1.38%)
                                                    ------  ------  ------
     Net Operating Expenses (1)....................  0.95%   1.20%   1.10%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

State Street Research Large Cap Value Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 97      $595       $1,120    $2,559
               Class B   $122      $671       $1,246    $2,812
               Class E   $112      $641       $1,196    $2,712

                                State Street Research Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Large Cap Value Portfolio



  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                State Street Research Large Cap Value Portfolio


When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Peter A. Zuger is the lead portfolio manager of the Portfolio and Anthony F. Forcione is a portfolio manager of the Portfolio. Mr. Zuger has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Zuger, a managing director, joined State Street Research in 1998 and has worked as an investment professional since 1976. Mr. Forcione has assisted with the management of the Portfolio since its inception and became a portfolio manager of the Portfolio in May 2003. Mr. Forcione, a vice president, joined State Street Research in 1992 and has worked as an investment professional since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio's average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.70% of the Portfolio's average daily net assets.

State Street Research Large Cap Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by State Street Research for Class S shares of State Street Research Large-Cap Value Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. Both State Street Research Large-Cap Value Fund and the Portfolio were managed by Peter A. Zuger for the periods shown. In 2003, Mr. Zuger became the lead portfolio manager, and Anthony F. Forcione became a portfolio manager, of both State Street Research Large-Cap Value Fund and the Portfolio. See further information about Mr. Forcione under "Portfolio Management" above. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of State Street Research Large-Cap Value Fund shown below. The exclusion of any other class of the State Street Research Large-Cap Value Fund and of other accounts managed by State Street Research with substantially similar investment policies does not render the performance shown below misleading. The performance of State Street Research Large-Cap Value Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                          State Street
                                            Research
                                            Large-Cap
                                              Value       S&P 500  Russell 1000
                                         Fund--Class S/1/ Index/2/ Value Index/2/
                                         ---------------  -------  -------------
Total Return for the Year Ended
  December 31, 2002.....................     -23.05%      -22.09%     -15.52%
Average Annual Total Return For the
  Past Three Years Ended December 31,
  2002..................................     -3.68%       -14.54%     -5.14%
Average Annual Total Return Since
  November 1, 1998......................     -2.12%       -3.90%      -0.20%

/1/ As of December 31, 2002, State Street Research Large-Cap Value Fund had assets of $103.5 million. The total returns were calculated using the actual fees and expenses of such fund. Had the Portfolio's estimated fees and expenses been used (whether before or after the estimated expense reimbursement), the performance figures would have been lower. The performance shown for the State Street Research Large-Cap Value Fund, which commenced operations in 1986, are for periods since November 1, 1998, when investment strategies substantially similar to those of the Portfolio were adopted.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. The Russell 1000 Value Index is an unmanaged index of common stocks of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index represents the largest 1000 U.S. companies.

                   T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price's classifications). You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio's objective. It is a fundamental policy of the Portfolio to not invest more than 30% of total assets in foreign securities.

  Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio's investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.



Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

T. Rowe Price Large Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                       T. Rowe Price Large Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000   2001    2002
-----  -----  -----  ------
22.2%  -0.5%  -9.9%  -23.2%


During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was -15.22% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year  (November 1, 1998)
                             ------------- ---------------------
               Class A......    -23.24%           -1.79%
               Class B*.....    -23.49%           -2.04%
               Class E**....    -23.29%           -1.94%
               S&P 500 Index    -22.09%           -3.90%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

T. Rowe Price Large Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.63%   0.63%   0.63%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.14%   0.14%   0.14%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.77%   1.02%   0.92%

--------
(1) T. Rowe Price directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 79      $246        $428     $  954
               Class B   $104      $325        $563     $1,248
               Class E   $ 94      $293        $509     $1,131

                                       T. Rowe Price Large Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Large Cap Growth Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-

                                       T. Rowe Price Large Cap Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about $140.6 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

T. Rowe Price Large Cap Growth Portfolio



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $50 million of the Portfolio's average daily net assets, and 0.60% for amounts over $50 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.63% of the Portfolio's average daily net assets.

                    Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests the Portfolio's assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2002, this capitalization range was $1.3 billion to $7.8 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Focused Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

                                         Harris Oakmark Focused Value Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----
-0.3%  30.4%  17.6%  17.4%  -5.5%  0.3%   20.5%  27.8%  -8.8%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................     -8.83%         5.88%             10.98%
Class B*......................     -9.06%         5.63%             10.73%
Class E*......................     -8.98%         5.73%             10.83%
Russell Midcap Index..........    -16.19%         2.19%             9.98%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Harris Oakmark Focused Value Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.75%   0.75%   0.75%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.07%   0.07%   0.07%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.82%   1.07%   0.97%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 84      $262        $455     $1,014
               Class B   $109      $340        $590     $1,306
               Class E   $ 99      $309        $536     $1,190

                                         Harris Oakmark Focused Value Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Harris Oakmark Focused Value Portfolio



Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris manages approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                                         Harris Oakmark Focused Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The exclusion of any other class of The Oakmark Select Fund and of other accounts managed by Harris with substantially similar investment policies does not render the performance shown below misleading. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                       The Oakmark Select    Russell
                                         Fund--Class I    Midcap Index/1/
                                       ------------------ --------------
       Total Return for the Year Ended
         December 31, 2002............       -12.47%          -16.19%
       Average Annual Total Return
         For the Past Five Years Ended
         December 31, 2002............        13.05%            2.19%
       Average Annual Total Return
         From Inception of The
         Oakmark Select Fund
         (November 1, 1996) to
         December 31, 2002............        21.18%            6.91%

/1/ The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with capitalizations between approximately $1.3 billion and $10.8 billion.

The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                                        Janus Mid Cap Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998    1999    2000    2001    2002
-----  ------  ------  ------  ------
37.2%  122.9%  -31.2%  -37.3%  -29.0%


During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years    (March 1, 1997)
                               ------------- --------------- ---------------------
Class A.......................    -28.98%        -1.31%              3.20%
Class B*......................    -29.17%        -1.56%              2.95%
Class E*......................    -23.05%        -1.46%              3.05%
S&P MidCap 400 Index..........    -14.52%         6.41%             10.10%
Russell Midcap Growth Index**.    -27.41%        -1.82%              1.56%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the Russell
   Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio's subadviser believes that the Russell Midcap Growth Index better reflects the universe of mid cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                        Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.69%   0.69%   0.69%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.06%   0.06%   0.06%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....  0.75%   1.00%   0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 77      $240        $417     $  930
Class B.......................   $102      $318        $552     $1,225
Class E.......................   $ 92      $287        $498     $1,108

Janus Mid Cap Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

                                                        Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                        Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2002, Janus managed approximately $138 billion in assets. Janus is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

Jonathan D. Coleman, Executive Vice President, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1995 as a research analyst.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                     MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's Mid Cap 400 Composite Stock Price Index ("S&P MidCap 400 Index"). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2002, the median stock market capitalization of companies in the S&P MidCap 400 Index was $1.5 billion. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P Mid Cap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P Mid Cap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P Mid Cap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of mid cap stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                          MetLife Mid Cap Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


 2001    2002
-----   ------
-1.2%   -14.9%



During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                               Life of the Portfolio
                                 Past One Year    (July 1, 2000)
                                 ------------- ---------------------
            Class A.............    -14.91%           -4.20%
            Class B*............    -15.11%           -4.45%
            Class E*............    -15.02%           -4.35%
            S&P MidCap 400 Index    -14.52%           -3.44%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

MetLife Mid Cap Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.18%   0.18%   0.18%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $44       $138        $241      $542
               Class B   $69       $218        $379      $847
               Class E   $59       $186        $324      $726

                                          MetLife Mid Cap Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Mid Cap Stock Index Portfolio


Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

               Neuberger Berman Partners Mid Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital growth.

Principal Investment Strategies

Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of mid capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Neuberger Berman defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with market capitalizations between approximately $1.3 billion and $10.8 billion. The Portfolio may invest in foreign securities.

  Stock Selection

Neuberger Berman looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

  . strong fundamentals, such as a company's financial, operational and competitive positions

  .  consistent cash flow

  .  a sound earnings record through all phases of the market cycle

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.
The Portfolio generally considers selling a stock when it reaches Neuberger Berman's target price, when it fails to perform as expected or when other opportunities appear more attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.
  . The risks associated with foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Neuberger Berman Partners Mid Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000    2001  2002
-----  -----  -----  -----
17.6%  28.3%  -2.5%  -9.6%



During the period shown above, the highest quarterly return was 16.29% for the second quarter of 1999, and the lowest quarterly return was -14.16% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                                        Past One Year  (November 1, 1998)
                                        ------------- ---------------------
     Class A...........................     -9.64%            8.93%
     Class B*..........................     -9.91%            8.68%
     Class E*..........................     -9.71%            8.78%
     S&P MidCap 400 Index..............    -14.52%            7.42%
     S&P MidCap 400/Barra Value Index**    -10.10%            7.41%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the S&P
   MidCap 400/Barra Value Index instead of the S&P MidCap 400 Index. The S&P MidCap 400/Barra Value Index more accurately describes the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                    Class A Class B Class E
                                                    ------- ------- -------
    Maximum Sales Charge Imposed on
      Purchases (as a percentage of offering price)  None    None    None
    Maximum Deferred Sales Charge (as a
      percentage of purchase price or redemption
      price, whichever is lower)...................  None    None    None

                              Neuberger Berman Partners Mid Cap Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.69%   0.69%   0.69%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.80%   1.05%   0.95%

--------
(1) Neuberger Berman directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.77% for Class A shares, 1.02% for Class B shares and 0.92% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

Neuberger Berman Partners Mid Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Neuberger Berman may use certain techniques, such as forward contracts, to manage these risks. However, Neuberger Berman cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                              Neuberger Berman Partners Mid Cap Value Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2002 of about $56.1 billion. Neuberger Berman is located at 605 Third Avenue, 2/nd/ Floor, New York, New York 10158-0180.

Andrew B. Wellington, Managing Director and Vice President of Neuberger Berman, has managed the Portfolio since May 2003, and served as Associate Manager of the Portfolio from 2001 to 2003. From 1996 to 2001, Mr. Wellington was a portfolio manager at another firm.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $100 million of the Portfolio's average daily net assets, 0.675% for the next $250 million, 0.65% for the next $500 million, 0.625% for the next $750 million, and 0.60% for amounts over $1.6 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

               State Street Research Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio's total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. State Street Research generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index, or a similar index. As of June 30, 2002, the Russell Midcap Index included companies with market capitalizations ranging from $1.3 to $10.8 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio's total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities subject to the limitations set out under "More About Investment Strategies and Risks--Foreign Securities."

  Stock Selection

In selecting stocks, State Street Research takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

                              State Street Research Aggressive Growth Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996  1997  1998   1999    2000   2001    2002
-----  -----  -----  ----  ----  -----  -----  -----  ------  ------
22.6%  -1.9%  29.5%  7.7%  6.7%  13.7%  33.2%  -7.6%  -23.8%  -28.7%

During the period shown above, the highest quarterly return was 33.85% for the fourth quarter of 1999, and the lowest quarterly return was -25.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                Past One Year Past Five Years Past Ten Years
                                ------------- --------------- --------------
    Class A....................    -28.72%         -5.33%          3.14%
    Class B*...................        N/A            N/A            N/A
    Class E**..................    -28.79%         -5.48%          2.99%
    Russell Midcap Growth Index    -27.41%         -1.82%          6.71%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

State Street Research Aggressive Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.73%   0.73%   0.73%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.06%   0.06%   0.06%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.79%   1.04%   0.94%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   One Year Three Years Five Years Ten Years
                                   -------- ----------- ---------- ---------
    Class A.......................   $ 81      $252        $439     $  978
    Class B.......................   $106      $331        $574     $1,271
    Class E.......................   $ 96      $300        $520     $1,155

                              State Street Research Aggressive Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

State Street Research Aggressive Growth Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                              State Street Research Aggressive Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Eileen Leary has been responsible for the Portfolio's day-to-day management since October 2002. A senior vice president, she joined State Street Research in 1989 and has been an investment professional since 1993.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio's average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio's average daily net assets.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                         Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

                                                   Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1999   2000   2001   2002
-----  -----  ----  ------
22.7%  -3.8%  0.9%  -20.5%


During the period shown above, the highest quarterly return was 20.03% for the fourth quarter of 2001, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................    -20.48%           -0.03%
Class B*.....................................    -20.62%           -0.28%
Class E*.....................................    -20.58%           -0.18%
Russell 2000 Index...........................    -20.48%            1.66%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.24%   0.24%   0.24%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.49%   0.74%   0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

                                                   Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.
  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Russell 2000 Index Portfolio


is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                    State Street Research Aurora Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio's total assets in small-cap stocks which in the opinion of State Street Research are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index or the S&P Small Cap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if State Street Research continues to believe that those shares are an attractive investment. The Portfolio's stock investments may include common and preferred stocks, convertible securities and warrants.

State Street Research may adjust the composition of the Portfolio's holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks, growth stocks, preferred stock, convertible bonds or warrants. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among small company stocks, State Street Research takes a value approach, searching for those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

State Street Research Aurora Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

                                         State Street Research Aurora Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


2001    2002
-----  ------
16.0%  -21.3%


During the period shown above, the highest quarterly return was 21.60% for the fourth quarter of 2001, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year    (July 1, 2000)
                                              ------------- ---------------------
Class A......................................    -21.31%            4.81%
Class B*.....................................    -21.48%            4.56%
Class E*.....................................    -21.49%            4.66%
Russell 2000 Value Index.....................    -11.43%            6.55%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

State Street Research Aurora Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.85%   0.85%   0.85%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.10%   0.10%   0.10%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.95%   1.20%   1.10%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 97      $303        $525     $1,166
Class B............................   $122      $381        $660     $1,455
Class E............................   $112      $350        $606     $1,340

                                         State Street Research Aurora Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Aurora Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                         State Street Research Aurora Portfolio



  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Small-Cap Value Team has been responsible for the Portfolio's day-to-day management since May 2003. The portfolio management team includes John F. Burbank, Paul Haagensen and Caroline Evascu. Mr. Burbank has been responsible for the management of the Portfolio since its inception, and has been


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Aurora Portfolio


lead portfolio manager since April 2001. Mr. Burbank, a managing director, joined State Street Research in 1987. Mr. Haagensen, a senior vice president, joined State Street Research in 2002. During the past five years he has also served as portfolio manager and senior analyst at Putnam Investments. Ms. Evascu, a vice president, joined State Street Research in 2001. During the past five years she has also served as a vice president and senior analyst at SG Cowen Asset Management, and as a research associate at Donaldson, Lufkin & Jenrette.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.85% of the Portfolio's average daily net assets.

                   T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in a diversified group of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of December 31, 2002, this included companies with market capitalizations of approximately $2.9 billion and below. A company will continue to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

  Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a "top down" manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing--research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Small Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

                                       T. Rowe Price Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998  1999   2000   2001    2002
----  -----  -----  -----  ------
3.5%  28.0%  -9.1%  -9.0%  -26.7%

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was -24.72% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                            Life of the Portfolio
                                              Past One Year Past Five Years    (March 1, 1997)
                                              ------------- --------------- ---------------------
Class A......................................    -26.68%        -4.29%             -0.80%
Class B*.....................................    -26.93%        -4.54%             -1.05%
Class E**....................................    -26.78%        -4.44%             -0.95%
Russell 2000 Growth Index....................    -30.26%        -6.59%             -3.06%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

T. Rowe Price Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.52%   0.52%   0.52%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.09%   0.09%   0.09%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.61%   0.86%   0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $62       $195        $340     $  762
Class B............................   $88       $274        $477     $1,061
Class E............................   $78       $243        $422     $  942

                                       T. Rowe Price Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio's investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Small Cap Growth Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

                                       T. Rowe Price Small Cap Growth Portfolio



Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about $140.6 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio's average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.52% of the Portfolio's average daily net assets.

                      Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2002, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the MSCI EAFE Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

                                            Morgan Stanley EAFE Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                     [CHART]

1999    2000    2001    2002
-----  ------  ------  ------
24.9%  -14.5%  -21.7%  -16.6%


During the period shown above, the highest quarterly return was 16.19% for the fourth quarter of 1999, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    -16.63%           -6.57%
Class B*..........................................    -16.76%           -6.82%
Class E*..........................................    -16.65%           -6.72%
MSCI EAFE Index...................................    -15.94%           -5.61%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                            Morgan Stanley EAFE Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.30%   0.30%   0.30%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.49%   0.49%   0.49%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  0.79%   1.04%   0.94%
Fee Waiver and/or Expense Reimbursement (1)............ (0.04%) (0.04%) (0.04%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  0.75%   1.00%   0.90%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 77      $248        $435     $  974
Class B............................   $102      $327        $570     $1,267
Class E............................   $ 92      $296        $516     $1,151

Morgan Stanley EAFE Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                            Morgan Stanley EAFE Index Portfolio


defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                           Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

                                           Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                           Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                  State Street Research Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in equity securities, fixed-income securities and short-term money market instruments.
The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

The Portfolio's investments in equity securities will be in stocks and convertible securities that have long-term growth potential.

The Portfolio's fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations ("CMOs") and collateralized debt obligations ("CDOs"), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

The Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Diversified Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

With respect to the money market portion, the Portfolio may invest in the highest quality, U.S. dollar denominated, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper, asset-backed securities and U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest the entire money market portion of its assets in any one type of security. The money market instrument portion of the Portfolio's assets will be invested in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of those securities will not be more than 90 days.

As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

  Investment Selection

Equity Securities. In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

Fixed-income Securities. In selecting fixed-income securities, State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short- term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

State Street Research Diversified Portfolio


desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

State Street Research monitors and adjusts the investments of the Portfolio's fixed-income portion to try to maintain a duration generally within 11/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was 3.75 years.

Money Market Instruments. In selecting money market instruments, State Street Research invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

  . Poor performance of equity securities relative to fixed-income securities when State Street Research emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when State Street Research invests relatively more of the Portfolio's assets in fixed-income securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

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                                    State Street Research Diversified Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995    1996  1997   1998   1999  2000  2001    2002
-----  -----  -----  -----  -----  -----  ----  ----  -----  ------
12.8%  -3.1%  27.0%  14.5%  20.6%  19.6%  8.7%  1.0%  -6.3%  -13.9%


During the period shown above, the highest quarterly return was 11.68% for the second quarter of 1997, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     -13.88%         1.17%         7.35%
Class B*......................         N/A           N/A           N/A
Class E**.....................     -13.93%         1.02%         7.20%
S&P 500 Index.................     -22.09%        -0.58%         9.34%
Lehman Brothers Aggregate
  Bond Index..................      10.25%         7.55%         7.51%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

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State Street Research Diversified Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.44%   0.44%   0.44%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses (1)................................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses (1).....  0.49%   0.74%   0.64%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.48% for Class A shares, 0.73% for Class B shares and 0.63% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

                                    State Street Research Diversified Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Diversified Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                    State Street Research Diversified Portfolio


investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

State Street Research Diversified Portfolio



Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the fixed-income portion and making decisions with

                                    State Street Research Diversified Portfolio


regard to duration targets, yield curve positioning and weightings of sectors and types of securities. The equity portion of the Portfolio is managed by Mr. John T. Wilson as the lead portfolio manager and by Mr. Greg Markel as portfolio manager. Mr. Wilson has been responsible for the day-to-day management of the equity portion of the Portfolio since July 1996. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director, joined State Street Research in 1996. Mr. Markel has assisted with the management of the Portfolio since 1997, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president, joined State Street Research in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio's average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio's average daily net assets.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                 Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                 Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                 Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

State Street Research Bond Income Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                    State Street Research Bond Income Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                    State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

State Street Research Bond Income Portfolio



Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

                                    State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                   State Street Research Money Market Portfolio



   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

                                   State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                   State Street Research Money Market Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Alger Equity Growth Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $  20.74  $  25.06  $  29.34  $  25.11  $  17.62
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss)............................     0.01      0.00      0.03     (0.01)     0.04
Net realized and unrealized gain (loss) on investments..    (6.89)    (2.91)    (3.99)     8.34      8.37
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................    (6.88)    (2.91)    (3.96)     8.33      8.41
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................     0.00     (0.07)    (0.09)     0.00     (0.04)
Distributions from net realized capital gains...........     0.00     (1.34)     0.00     (0.01)     0.00
Distributions in excess of net realized capital gains...     0.00      0.00     (0.23)    (4.09)    (0.88)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................     0.00     (1.41)    (0.32)    (4.10)    (0.92)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $  13.86  $  20.74  $  25.06  $  29.34  $  25.11
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................    (33.2)    (12.0)    (13.7)     34.1      47.8
Ratio of operating expenses to average net assets (%)...     0.79      0.84      0.79      0.80      0.83
Ratio of net investment income to average net assets (%)     0.05      0.00      0.23     (0.03)     0.19
Portfolio turnover rate (%).............................      243        88        88       128       119
Net assets, end of period (000)......................... $449,676  $788,097  $968,357  $841,053  $410,726

                                                                    Class B                Class E
                                                                ---------------- -----------------------
                                                                July 30, 2002(a)     Year     May 1, 2001(a)
                                                                    through         Ended        through
                                                                  December 31,   December 31,  December 31,
                                                                      2002           2002          2001
                                                                ---------------- ------------ --------------
Net Asset Value, Beginning of Period...........................      $14.64        $ 20.64        $23.50
                                                                     ------        -------        ------
Income From Investment Operations
Net investment income (loss)...................................       (0.01)         (0.01)         0.00
Net realized and unrealized gain (loss) on investments.........       (0.98)         (6.85)        (2.86)
                                                                     ------        -------        ------
    Total from investment operations...........................       (0.99)         (6.86)        (2.86)
                                                                     ------        -------        ------
Net Asset Value, End of Period.................................      $13.65        $ 13.78        $20.64
                                                                     ======        =======        ======
Total Return (%)...............................................        (6.8)(b)      (33.2)        (12.2)(b)
Ratio of operating expenses to average net assets (%)..........        1.04 (c)       0.94          0.99 (c)
Ratio of net investment income (loss) to average net assets (%)       (0.24)(c)      (0.06)         0.00 (c)
Portfolio turnover rate (%)....................................         243 (c)        243            88 (c)
Net assets, end of period (000)................................      $    1        $15,218        $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   Harris Oakmark Large Cap Value Portfolio

                                                                                  Class A
                                                         -----------------------------------------------------
                                                                                               November 9, 1998(a)
                                                                Year Ended December 31,              through
                                                         ------------------------------------     December 31,
                                                           2002      2001      2000     1999          1998
                                                         --------  --------  -------  -------  -------------------
Net Asset Value, Beginning of Period.................... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                                         --------  --------  -------  -------        ------
Income From Investment Operations
Net investment income...................................     0.06      0.08     0.13     0.10          0.03
Net realized and unrealized gain (loss) on investments..    (1.66)     1.72     0.97    (0.78)        (0.30)
                                                         --------  --------  -------  -------        ------
    Total from investment operations....................    (1.60)     1.80     1.10    (0.68)        (0.27)
                                                         --------  --------  -------  -------        ------
Less Distributions
Distributions from net investment income................    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
Distributions from net realized capital gains...........    (0.16)     0.00    (0.10)   (0.01)         0.00
Tax return of capital...................................    (0.10)     0.00     0.00     0.00          0.00
                                                         --------  --------  -------  -------        ------
    Total distributions.................................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                                         --------  --------  -------  -------        ------
Net Asset Value, End of Period.......................... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                                         ========  ========  =======  =======        ======
Total Return (%)........................................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average net assets (%)     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............................       30        33       82       17            16 (c)
Net assets, end of period (000)......................... $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)..........................       --        --       --     1.15          1.79 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)     Year     May 1, 2001(a)
                                                                     through         Ended        through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 9.96        $ 11.55        $11.00
                                                                      ------        -------        ------
Income From Investment Operations
Net investment income...........................................        0.01           0.09          0.00
Net realized and unrealized gain (loss) on investments..........       (0.38)         (1.71)         0.55
                                                                      ------        -------        ------
    Total from investment operations............................       (0.37)         (1.62)         0.55
                                                                      ------        -------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.08)         0.00
Distributions from net realized capital gains...................        0.00          (0.16)         0.00
Tax return of capital...........................................        0.00          (0.10)         0.00
                                                                      ------        -------        ------
    Total distributions.........................................        0.00          (0.34)         0.00
                                                                      ------        -------        ------
Net Asset Value, End of Period..................................      $ 9.59        $  9.59        $11.55
                                                                      ======        =======        ======
Total Return (%)................................................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average net assets (%)........        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%).....................................          30 (c)         30            33 (c)
Net assets, end of period (000).................................      $    9        $24,936        $  185

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                State Street Research Large Cap Value Portfolio

                                                                  Class A         Class B         Class E
                                                               -------------- ---------------- --------------
                                                               May 1, 2002(a) July 30, 2002(a) May 1, 2002(a)
                                                                  through         through         through
                                                                December 31,    December 31,    December 31,
                                                                    2002            2002            2002
                                                               -------------- ---------------- --------------
Net Asset Value, Beginning of Period..........................     $10.00          $ 8.30          $10.00
                                                                   ------          ------          ------
Income From Investment Operations
Net investment income.........................................       0.06            0.03            0.04
Net realized and unrealized gain (loss) on investments........      (2.06)          (0.36)          (2.04)
                                                                   ------          ------          ------
    Total from investment operations..........................      (2.00)          (0.33)          (2.00)
                                                                   ------          ------          ------
Less Distributions
Distributions from net investment income......................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
    Total distributions.......................................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
Net Asset Value, End of Period................................     $ 7.95          $ 7.95          $ 7.95
                                                                   ======          ======          ======
Total Return (%)..............................................      (20.0)(b)        (4.0)(b)       (20.0)(b)
Ratio of operating expenses to average net assets (%).........       0.85 (c)        1.10 (c)        1.00 (c)
Ratio of net investment income to average net assets (%)......       1.18 (c)        0.93 (c)        1.03 (c)
Portfolio turnover rate (%)...................................         84 (c)          84 (c)          84 (c)
Net assets, end of period (000)...............................     $4,642          $    1          $4,911
The Ratios of operating expenses to average net assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................       2.33            2.58            2.48

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   T. Rowe Price Large Cap Growth Portfolio

                                                                           Class A
                                                  ------------------------------------------------------
                                                                                         November 9, 1998(a)
                                                         Year Ended December 31,               through
                                                  -------------------------------------     December 31,
                                                    2002      2001      2000      1999          1998
                                                  --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period............. $  11.64  $  12.93  $  13.41  $ 11.02        $10.00
                                                  --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income............................     0.02      0.03      0.03     0.02          0.01
Net realized and unrealized gain (loss) on
 investments.....................................    (2.72)    (1.31)    (0.09)    2.43          1.02
                                                  --------  --------  --------  -------        ------
    Total from investment operations.............    (2.70)    (1.28)    (0.06)    2.45          1.03
                                                  --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.........    (0.03)    (0.01)    (0.02)   (0.03)        (0.01)
Distributions from net realized capital gains....     0.00      0.00     (0.40)   (0.03)         0.00
                                                  --------  --------  --------  -------        ------
    Total distributions..........................    (0.03)    (0.01)    (0.42)   (0.06)        (0.01)
                                                  --------  --------  --------  -------        ------
Net Asset Value, End of Period................... $   8.91  $  11.64  $  12.93  $ 13.41        $11.02
                                                  ========  ========  ========  =======        ======
Total Return (%).................................    (23.2)     (9.9)     (0.4)    22.2          10.3 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................     0.77      0.76      0.78     0.87          0.50 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................     0.76      0.75      0.77       --            --
Ratio of net investment income to average net
 assets (%)......................................     0.22      0.27      0.23     0.23          0.93 (c)
Portfolio turnover rate (%)......................       49        67        62       46             6 (c)
Net assets, end of period (000).................. $127,939  $173,218  $180,072  $51,402        $6,740
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........       --        --        --     1.31          2.62 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                     through       Year Ended     through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 8.96         $11.63        $12.32
                                                                      ------         ------        ------
Income From Investment Operations
Net investment income...........................................        0.00           0.03          0.00
Net realized and unrealized gain (loss) on investments..........       (0.08)         (2.73)        (0.69)
                                                                      ------         ------        ------
    Total from investment operations............................       (0.08)         (2.70)        (0.69)
                                                                      ------         ------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.03)         0.00
Distributions from net realized capital gains...................        0.00           0.00          0.00
                                                                      ------         ------        ------
    Total distributions.........................................        0.00          (0.03)         0.00
                                                                      ------         ------        ------
Net Asset Value, End of Period..................................      $ 8.88         $ 8.90        $11.63
                                                                      ======         ======        ======
Total Return (%)................................................        (0.9)(b)      (23.3)         (5.6)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.02 (c)       0.92          0.91 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.01 (c)       0.91          0.90 (c)
Ratio of net investment income to average net assets (%)........        0.00 (c)       0.07          0.75 (c)
Portfolio turnover rate (%).....................................          49 (c)         49            67 (c)
Net assets, end of period (000).................................      $    1         $3,119        $   23

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                    Harris Oakmark Focused Value Portfolio


                                                                                             Class A
                                                                         -----------------------------------------------
                                                                                     Year Ended December 31,
                                                                         -----------------------------------------------
                                                                           2002      2001      2000     1999      1998
                                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................................... $ 186.12  $ 146.67  $ 121.71 $ 122.85  $ 170.59
                                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................................     0.27      0.42      1.15     1.36      1.09
Net realized and unrealized gain (loss) on investments..................   (16.70)    40.09     23.81    (0.97)   (11.41)
                                                                         --------  --------  -------- --------  --------
    Total from investment operations....................................   (16.43)    40.51     24.96     0.39    (10.32)
                                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................................    (0.36)    (1.06)     0.00    (1.36)    (1.09)
Distributions in excess of net investment income........................     0.00      0.00      0.00    (0.17)     0.00
Distributions from net realized capital gains...........................     0.00      0.00      0.00     0.00    (36.08)
Distributions in excess of net realized capital gains...................     0.00      0.00      0.00     0.00     (0.25)
                                                                         --------  --------  -------- --------  --------
    Total distributions.................................................    (0.36)    (1.06)     0.00    (1.53)   (37.42)
                                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................................... $ 169.33  $ 186.12  $ 146.67 $ 121.71  $ 122.85
                                                                         ========  ========  ======== ========  ========
Total Return (%)........................................................     (8.8)     27.8      20.5      0.3      (5.5)
Ratio of operating expenses to average net assets before expense
 reductions (%).........................................................     0.82      0.87      0.90     0.88      0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).....................................................     0.82      0.84        --       --        --
Ratio of net investment income to average net assets (%)................     0.22      0.43      0.98     1.08      0.66
Portfolio turnover rate (%).............................................       11        28       143      119       171
Net assets, end of period (000)......................................... $438,359  $370,959  $139,518 $109,280  $112,997
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)..........       --        --      0.96       --      0.90

                                                                        Class B                        Class E
                                                           ------------------------------    ------------------------
                                                            Year Ended  February 20, 2001(a)  Year Ended  May 1, 2001(a)
                                                           December 31,       through        December 31,    through
                                                               2002         December 31,         2002      December 31,
Net Asset Value, Beginning of Period......................   $ 184.25         $159.20          $185.17       $164.26
                                                             --------         -------          -------       -------
Income From Investment Operations
Net investment income.....................................       0.16            0.01             0.25          0.02
Net realized and unrealized gain (loss) on investments....     (16.83)          25.04           (16.85)        20.89
                                                             --------         -------          -------       -------
    Total from investment operations......................     (16.67)          25.05           (16.60)        20.91
                                                             --------         -------          -------       -------
Less Distributions
Distributions from net investment income..................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
    Total distributions...................................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
Net Asset Value, End of Period............................   $ 167.26         $184.25          $168.22       $185.17
                                                             ========         =======          =======       =======
Total Return (%)..........................................       (9.1)          15.7 (b)          (9.0)        12.7 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)...................................       1.07           1.12 (c)          0.97         1.02 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)...............................       1.07           1.09 (c)          0.97         0.99 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................      (0.06)          0.02 (c)          0.05         0.09 (c)
Portfolio turnover rate (%)...............................         11             28 (c)            11           28 (c)
Net assets, end of period (000)...........................   $140,273         $24,082          $74,818       $10,416

--------
(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Janus Mid Cap Portfolio

                                                                               Class A
                                                       ------------------------------------------------------
                                                                       Year Ended December 31,
                                                       ------------------------------------------------------
                                                         2002       2001        2000        1999       1998
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period.................. $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                       --------  ----------  ----------  ----------  --------
Income From Investment Operations
Net investment income (loss)..........................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
Net realized and unrealized gain (loss) on investments    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                       --------  ----------  ----------  ----------  --------
    Total from investment operations..................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                       --------  ----------  ----------  ----------  --------
Less Distributions
Distributions from net investment income..............     0.00        0.00        0.00        0.00      0.00
Distributions from net realized capital gains.........     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
    Total distributions...............................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, End of Period........................ $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                       ========  ==========  ==========  ==========  ========
Total Return (%)......................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%).     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net
 assets (%)...........................................    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)...........................       78         105         118         103       107
Net assets, end of period (000)....................... $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                       Class B                       Class E
                                           ---------------------------     -----------------------
                                                        January 2, 2001(a)              May 1, 2001(a)
                                            Year Ended       through        Year Ended     through
                                           December 31,    December 31,    December 31,  December 31,
                                               2002            2001            2002          2001
                                           ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period          $14.50         $ 21.47          $14.58        $19.02
                                              ------         -------          ------        ------
Income From Investment Operations
Net investment income (loss)..............     (0.06)          (0.04)          (0.01)         0.00
Net realized and unrealized gain (loss) on
 investments..............................     (4.17)          (6.93)          (4.24)        (4.44)
                                              ------         -------          ------        ------
    Total from investment operations......     (4.23)          (6.97)          (4.25)        (4.44)
                                              ------         -------          ------        ------
Net Asset Value, End of Period............    $10.27         $ 14.50          $10.33        $14.58
                                              ======         =======          ======        ======
Total Return (%)..........................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net
 assets (%)...............................      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)...............        78             105 (c)          78           105 (c)
Net assets, end of period (000)...........    $9,037         $12,334          $3,605        $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     MetLife Mid Cap Stock Index Portfolio

                                                           Class A                           Class B
                                              ------------------------------     ---------------------------
                                                  Year Ended     July 5, 2000(a)              January 2, 2001(a)
                                                 December 31,        through      Year Ended       through
                                              -----------------   December 31,   December 31,    December 31,
                                                2002      2001        2000           2002            2001
                                              --------  -------  --------------- ------------ ------------------
Net Asset Value, Beginning of Period......... $  10.46  $ 10.64      $ 10.00       $ 10.43          $10.54
                                              --------  -------      -------       -------          ------
Income From Investment Operations
Net investment income........................     0.05     0.06         0.03          0.03            0.04
Net realized and unrealized gain (loss) on
 investments.................................    (1.60)   (0.19)        0.66         (1.60)          (0.10)
                                              --------  -------      -------       -------          ------
    Total from investment operations.........    (1.55)   (0.13)        0.69         (1.57)          (0.06)
                                              --------  -------      -------       -------          ------
Less Distributions
Distributions from net investment income.....    (0.04)   (0.02)       (0.03)        (0.03)          (0.02)
Distributions from net realized capital gains     0.00    (0.03)       (0.02)         0.00           (0.03)
                                              --------  -------      -------       -------          ------
    Total distributions......................    (0.04)   (0.05)       (0.05)        (0.03)          (0.05)
                                              --------  -------      -------       -------          ------
Net Asset Value, End of Period............... $   8.87  $ 10.46      $ 10.64       $  8.83          $10.43
                                              ========  =======      =======       =======          ======
Total Return (%).............................    (14.9)    (1.2)         6.8 (b)     (15.1)            3.1 (b)
Ratio of operating expenses to average net
 assets (%)..................................     0.43     0.45         0.45 (c)      0.68            0.70 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.70     0.71         0.92 (c)      0.46            0.48 (c)
Portfolio turnover rate (%)..................       46       45          124 (c)        46              45 (c)
Net assets, end of period (000).............. $117,340  $97,505      $61,934       $12,790          $5,895
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       --     0.52         0.83 (c)        --            0.77 (c)

                                                                                          Class E
                                                                                -----------------------
                                                                                             May 1, 2001(a)
                                                                                 Year Ended     through
                                                                                December 31,  December 31,
                                                                                    2002          2001
                                                                                ------------ --------------
Net Asset Value, Beginning of Period...........................................    $10.45        $10.54
                                                                                   ------        ------
Income From Investment Operations
Net investment income..........................................................      0.05          0.00
Net realized and unrealized gain (loss) on investments.........................     (1.61)        (0.09)
                                                                                   ------        ------
    Total from investment operations...........................................     (1.56)        (0.09)
                                                                                   ------        ------
Less Distributions
Distributions from net investment income.......................................     (0.04)         0.00
                                                                                   ------        ------
    Total distributions........................................................     (0.04)         0.00
                                                                                   ------        ------
Net Asset Value, End of Period.................................................    $ 8.85        $10.45
                                                                                   ======        ======
Total Return (%)...............................................................     (15.0)         (0.9)(b)
Ratio of operating expenses to average net assets (%)..........................      0.58          0.60 (c)
Ratio of net investment income to average net assets (%).......................      0.62          0.00 (c)
Portfolio turnover rate (%)....................................................        46            45 (c)
Net assets, end of period (000)................................................    $9,804        $  0.1
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)...........................        --          0.67 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               Neuberger Berman Partners Mid Cap Value Portfolio

                                                                       Class A
                                              ------------------------------------------------------
                                                                                     November 9, 1998(a)
                                                     Year Ended December 31,               through
                                              -------------------------------------     December 31,
                                                2002      2001      2000      1999          1998
                                              --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period......... $  14.16  $  14.82  $  11.97  $ 10.73        $10.00
                                              --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income........................     0.06      0.13      0.04     0.06          0.03
Net realized and unrealized gain (loss) on
 investments.................................    (1.42)    (0.50)     3.35     1.80          0.71
                                              --------  --------  --------  -------        ------
    Total from investment operations.........    (1.36)    (0.37)     3.39     1.86          0.74
                                              --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.....    (0.01)    (0.03)    (0.04)   (0.07)        (0.01)
Distributions from net realized capital gains    (0.03)    (0.26)    (0.50)   (0.55)         0.00
                                              --------  --------  --------  -------        ------
    Total distributions......................    (0.04)    (0.29)    (0.54)   (0.62)        (0.01)
                                              --------  --------  --------  -------        ------
Net Asset Value, End of Period............... $  12.76  $  14.16  $  14.82  $ 11.97        $10.73
                                              ========  ========  ========  =======        ======
Total Return (%).............................     (9.6)     (2.5)     28.3     17.6           7.4 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.80      0.81      0.87     0.72          0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     0.77      0.69      0.76       --            -- (c)
Ratio of net investment income to average
 net assets (%)..............................     0.43      0.90      0.58     0.86          2.61 (c)
Portfolio turnover rate (%)..................       84       212       207      134            21 (c)
Net assets, end of period (000).............. $156,117  $160,074  $131,356  $38,722        $8,647
The Ratios of operating expenses to average
 net assets without giving effect to
 the voluntary expense agreement would have
 been (%)....................................       --        --        --     1.18         1.86 (c)

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............   $ 14.12        $14.36        $14.15        $14.37
                                                    -------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.01          0.04          0.03          0.00
Net realized and unrealized gain (loss) on
 investments.....................................     (1.40)        (0.28)        (1.40)        (0.22)
                                                    -------        ------        ------        ------
    Total from investment operations.............     (1.39)        (0.24)        (1.37)        (0.22)
                                                    -------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.01)         0.00         (0.01)         0.00
Distributions from net realized capital gains....     (0.03)         0.00         (0.03)         0.00
                                                    -------        ------        ------        ------
    Total distributions..........................     (0.04)         0.00         (0.04)         0.00
                                                    -------        ------        ------        ------
Net Asset Value, End of Period...................   $ 12.69        $14.12        $12.74        $14.15
                                                    =======        ======        ======        ======
Total Return (%).................................      (9.9)         (1.7)(b)      (9.7)         (1.5)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      1.05          1.06 (c)      0.95          0.96 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      1.02          0.97 (c)      0.92          0.87 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.17          0.77 (c)      0.29          0.67 (c)
Portfolio turnover rate (%)......................        84           212 (c)        84           212 (c)
Net assets, end of period (000)..................   $11,113        $2,410        $5,735        $   32

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

               State Street Research Aggressive Growth Portfolio

                                                                            Class A
                                                   --------------------------------------------------------
                                                                    Year Ended December 31,
                                                   --------------------------------------------------------
                                                     2002       2001        2000        1999        1998
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.............. $  17.88  $    31.59  $    38.45  $    29.53  $    27.61
                                                   --------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income (loss)......................    (0.03)      (0.02)      (0.04)      (0.12)      (0.06)
Net realized and unrealized gain (loss) on
 investments......................................    (5.10)      (6.73)      (1.98)       9.86        3.75
                                                   --------  ----------  ----------  ----------  ----------
    Total from investment operations..............    (5.13)      (6.75)      (2.02)       9.74        3.69
                                                   --------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income..........     0.00       (0.01)       0.00        0.00        0.00
Distributions from net realized capital gains.....     0.00       (6.95)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
    Total distributions...........................     0.00       (6.96)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................... $  12.75  $    17.88  $    31.59  $    38.45  $    29.53
                                                   ========  ==========  ==========  ==========  ==========
Total Return (%)..................................    (28.7)      (23.8)       (7.6)       33.2        13.7
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.79        0.77        0.73        0.72        0.75
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.77        0.76        0.72          --          --
Ratio of net investment income (loss) to average
 net assets (%)...................................    (0.18)      (0.11)      (0.12)      (0.31)      (0.20)
Portfolio turnover rate (%).......................      134         150         170          86          97
Net assets, end of period (000)................... $687,325  $1,069,246  $1,501,072  $1,600,841  $1,431,337

                                                                                             Class E
                                                                                   -----------------------
                                                                                       Year     May 1, 2001(a)
                                                                                      Ended        through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................    $17.88        $20.66
                                                                                      ------        ------
Income From Investment Operations
Net investment income (loss)......................................................     (0.01)        (0.02)
Net realized and unrealized gain (loss) on investments............................     (5.13)        (2.76)
                                                                                      ------        ------
    Total from investment operations..............................................     (5.14)        (2.78)
                                                                                      ------        ------
Net Asset Value, End of Period....................................................    $12.74        $17.88
                                                                                      ======        ======
Total Return (%)..................................................................     (28.8)        (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.94          0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.92          0.91 (c)
Ratio of net investment income (loss) to average net assets (%)...................     (0.24)        (0.12)(c)
Portfolio turnover rate (%).......................................................       134           150 (c)
Net assets, end of period (000)...................................................    $1,361        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    State Street Research Aurora Portfolio

                                                       Class A                         Class B
                                         -------------------------------     -----------------------
                                             Year Ended      July 5, 2000(a)              May 1, 2001(a)
                                            December 31,         through      Year Ended     through
                                         ------------------   December 31,   December 31,  December 31,
                                           2002      2001         2000           2002          2001
                                         --------  --------  --------------- ------------ --------------
Net Asset Value, Beginning of Period.... $  14.13  $  12.24      $ 10.00        $14.12        $14.12
                                         --------  --------      -------        ------        ------
Income From Investment Operations
Net investment income (loss)............    (0.04)     0.02         0.03          0.00          0.00
Net realized and unrealized gain (loss)
 on investments.........................    (2.95)     1.94         2.29         (3.01)         0.00
                                         --------  --------      -------        ------        ------
    Total from investment operations....    (2.99)     1.96         2.32         (3.01)         0.00
                                         --------  --------      -------        ------        ------
Less Distributions
Distributions from net investment income    (0.01)    (0.01)       (0.03)        (0.01)         0.00
Distributions from net realized capital
 gains..................................    (0.06)    (0.06)       (0.05)        (0.06)         0.00
                                         --------  --------      -------        ------        ------
    Total distributions.................    (0.07)    (0.07)       (0.08)        (0.07)         0.00
                                         --------  --------      -------        ------        ------
Net Asset Value, End of Period.......... $  11.07  $  14.13      $ 12.24        $11.04        $14.12
                                         ========  ========      =======        ======        ======
Total Return (%)........................    (21.3)     16.0         23.2 (b)     (21.5)          0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.95      0.98         1.05 (c)      1.20          1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.28)     0.18         1.12 (c)     (0.53)         0.00 (c)
Portfolio turnover rate (%).............       27        15           24 (c)        27            15 (c)
Net assets, end of period (000)......... $319,202  $291,426      $54,379        $   10        $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        1.34 (c)         --            --

                                                                     Class E
                                                           -----------------------
                                                                        May 1, 2001(a)
                                                            Year Ended     through
                                                           December 31,  December 31,
                                                           ------------ --------------
Net Asset Value, Beginning of Period......................   $ 14.12        $14.12
                                                             -------        ------
Income From Investment Operations
Net investment income (loss)..............................     (0.01)        (0.01)
Net realized and unrealized gain (loss) on investments....     (3.00)         0.01
                                                             -------        ------
    Total from investment operations......................     (3.01)         0.00
                                                             -------        ------
Less Distributions
Distributions from net investment income..................     (0.01)         0.00
Distributions from net realized capital gains.............     (0.06)         0.00
                                                             -------        ------
    Total distributions...................................     (0.07)         0.00
                                                             -------        ------
Net Asset Value, End of Period............................   $ 11.04        $14.12
                                                             =======        ======
Total Return (%)..........................................     (21.5)          0.0 (b)
Ratio of operating expenses to average net assets (%).....      1.10          1.13 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................     (0.43)        (0.25)(c)
Portfolio turnover rate (%)...............................        27            15 (c)
Net assets, end of period (000)...........................   $56,055        $6,720
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)......................................        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   T. Rowe Price Small Cap Growth Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $  11.89  $  14.30  $  15.73  $  12.29  $  11.88
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss).................    (0.04)    (0.04)    (0.03)    (0.03)     0.00
Net realized and unrealized gain (loss) on
 investments.................................    (3.14)    (1.27)    (1.40)     3.47      0.41
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (3.18)    (1.31)    (1.43)     3.44      0.41
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net realized capital gains     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   8.71  $  11.89  $  14.30  $  15.73  $  12.29
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (26.7)     (9.0)     (9.1)     28.0       3.5
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.61      0.61      0.58      0.61      0.67
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       --        --      0.58        --        --
Ratio of net investment income (loss) to
 average net assets (%)......................    (0.38)    (0.34)    (0.19)    (0.27)    (0.02)
Portfolio turnover rate (%)..................       44        38        68        68        38
Net assets, end of period (000).............. $210,410  $298,699  $337,343  $269,518  $189,132

                                                       Class B                Class E
                                                   ---------------- -----------------------
                                                   July 30, 2002(a)              May 1, 2001(a)
                                                       through       Year Ended     through
                                                     December 31,   December 31,  December 31,
                                                         2002           2002          2001
                                                   ---------------- ------------ --------------
Net Asset Value, Beginning of Period..............      $ 8.67         $11.80        $12.22
                                                        ------         ------        ------
Income From Investment Operations
Net investment income (loss)......................       (0.01)         (0.02)         0.00
Net realized and unrealized gain (loss) on
 investments......................................       (0.07)         (3.14)        (0.42)
                                                        ------         ------        ------
    Total from investment operations..............       (0.08)         (3.16)        (0.42)
                                                        ------         ------        ------
Net Asset Value, End of Period....................      $ 8.59         $ 8.64        $11.80
                                                        ======         ======        ======
Total Return (%)..................................        (0.9)(b)      (26.8)         (3.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................        0.86 (c)       0.76          0.76 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       (0.63)(c)      (0.53)         0.00 (c)
Portfolio turnover rate (%).......................          44 (c)         44            38 (c)
Net assets, end of period (000)...................      $    3         $1,809        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      Morgan Stanley EAFE Index Portfolio

                                                                               Class A
                                                      ------------------------------------------------------
                                                                                             November 9, 1998(a)
                                                             Year Ended December 31,               through
                                                      -------------------------------------     December 31,
                                                        2002      2001      2000      1999          1998
                                                      --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period................. $   8.75  $  11.22  $  13.34  $ 10.80        $ 10.00
                                                      --------  --------  --------  -------        -------
Income From Investment Operations
Net investment income................................     0.10      0.09      0.07     0.10           0.01
Net realized and unrealized gain (loss) on
 investments.........................................    (1.55)    (2.52)    (2.00)    2.58           0.80
                                                      --------  --------  --------  -------        -------
    Total from investment operations.................    (1.45)    (2.43)    (1.93)    2.68           0.81
                                                      --------  --------  --------  -------        -------
Less Distributions
Distributions from net investment income.............    (0.04)    (0.03)    (0.11)   (0.06)         (0.01)
Distributions from net realized capital gains........     0.00     (0.01)    (0.08)   (0.08)          0.00
                                                      --------  --------  --------  -------        -------
    Total distributions..............................    (0.04)    (0.04)    (0.19)   (0.14)         (0.01)
                                                      --------  --------  --------  -------        -------
Net Asset Value, End of Period....................... $   7.26  $   8.75  $  11.22  $ 13.34        $ 10.80
                                                      ========  ========  ========  =======        =======
Total Return (%).....................................    (16.6)    (21.7)    (14.5)    24.9            8.1 (b)
Ratio of operating expenses to average net assets (%)     0.73      0.70      0.58     0.50           0.49 (c)
Ratio of net investment income to average net
 assets (%)..........................................     1.43      1.00      0.76     1.25           0.71 (c)
Portfolio turnover rate (%)..........................       23         9        10       44             13 (c)
Net assets, end of period (000)...................... $112,325  $112,775  $100,950  $82,355        $25,453
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...............     0.79      0.82      0.78     1.77           1.41 (c)

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........    $ 8.66          $11.12          $ 8.74        $10.43
                                                 ------          ------          ------        ------
Income From Investment Operations
Net investment income........................      0.06            0.04            0.06          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (1.50)          (2.46)          (1.51)        (1.69)
                                                 ------          ------          ------        ------
    Total from investment operations.........     (1.44)          (2.42)          (1.45)        (1.69)
                                                 ------          ------          ------        ------
Less Distributions
Distributions from net investment income.....     (0.04)          (0.03)          (0.04)         0.00
Distributions from net realized capital gains      0.00           (0.01)           0.00          0.00
                                                 ------          ------          ------        ------
    Total distributions......................     (0.04)          (0.04)          (0.04)         0.00
                                                 ------          ------          ------        ------
Net Asset Value, End of Period...............    $ 7.18          $ 8.66          $ 7.25        $ 8.74
                                                 ======          ======          ======        ======
Total Return (%).............................     (16.8)          (21.8)(b)       (16.7)        (16.2)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.98            0.95 (c)        0.88          0.85 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.11            0.46 (c)        1.02          0.00 (c)
Portfolio turnover rate (%)..................        23               9 (c)          23             9 (c)
Net assets, end of period (000)..............    $9,654          $4,099          $9,838        $   61
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)....................................      1.04            1.07 (c)        0.94          0.97 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                  State Street Research Diversified Portfolio

                                                                                  Class A
                                                        ----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
                                                           2002        2001        2000        1999        1998
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................... $    15.51  $    18.38  $    18.27  $    18.39  $    16.98
                                                        ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income..................................       0.42        0.49        0.62        0.59        0.60
Net realized and unrealized gain (loss) on
 investments...........................................      (2.53)      (1.62)      (0.43)       0.96        2.70
                                                        ----------  ----------  ----------  ----------  ----------
    Total from investment operations...................      (2.11)      (1.13)       0.19        1.55        3.30
                                                        ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income...............      (0.33)      (0.78)       0.00       (0.60)      (0.57)
Distributions from net realized capital gains..........       0.00       (0.96)      (0.08)      (1.07)      (1.32)
                                                        ----------  ----------  ----------  ----------  ----------
    Total distributions................................      (0.33)      (1.74)      (0.08)      (1.67)      (1.89)
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period......................... $    13.07  $    15.51  $    18.38  $    18.27  $    18.39
                                                        ==========  ==========  ==========  ==========  ==========
Total Return (%).......................................      (13.9)       (6.3)        1.0         8.7        19.6
Ratio of operating expenses to average net assets
 before expense reductions (%).........................       0.49        0.49        0.46        0.45        0.48
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)............................       0.48        0.47        0.46          --          --
Ratio of net investment income to average net assets
 (%)...................................................       2.68        2.73        3.26        3.08        3.39
Portfolio turnover rate (%)............................        112         131         131         124         106
Net assets, end of period (000)........................ $1,688,913  $2,345,064  $2,756,922  $2,874,412  $2,656,987

                                                                                             Class E
                                                                                   -----------------------
                                                                                                May 1, 2001(a)
                                                                                    Year Ended     through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................   $ 15.51        $16.18
                                                                                     -------        ------
Income From Investment Operations
Net investment income.............................................................      0.40          0.01
Net realized and unrealized gain (loss) on investments............................     (2.52)        (0.68)
                                                                                     -------        ------
    Total from investment operations..............................................     (2.12)        (0.67)
                                                                                     -------        ------
Less Distributions
Distributions from net investment income..........................................     (0.33)         0.00
Distributions from net realized capital gains.....................................      0.00          0.00
                                                                                     -------        ------
    Total distributions...........................................................     (0.33)         0.00
                                                                                     -------        ------
Net Asset Value, End of Period....................................................   $ 13.06        $15.51
                                                                                     =======        ======
Total Return (%)..................................................................     (13.9)         (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.64          0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.63          0.62 (c)
Ratio of net investment income to average net assets (%)..........................      2.53          2.58 (c)
Portfolio turnover rate (%).......................................................       112           131 (c)
Net assets, end of period (000)...................................................   $11,490        $   22

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

   U.S. EQUITY PORTFOLIOS                 EQUITY AND FIXED-INCOME
                                          PORTFOLIOS
   Alger Equity Growth Portfolio
   Davis Venture Value Portfolio          Balanced Portfolio
   FI Structured Equity Portfolio         MFS Total Return Portfolio
   MetLife Stock Index Portfolio
   MFS Investors Trust Portfolio          FIXED-INCOME PORTFOLIOS
   MFS Research Managers Portfolio
   Met/Putnam Voyager Portfolio           Salomon Brothers Strategic Bond
   Harris Oakmark Focused Value Portfolio   Opportunities Portfolio
   Loomis Sayles Small Cap Portfolio      Salomon Brothers U.S. Government
                                            Portfolio
   INTERNATIONAL EQUITY PORTFOLIO         State Street Research Bond Income
                                            Portfolio
   Putnam International Stock Portfolio
                                          MONEY MARKET PORTFOLIO

                                          State Street Research Money Market
                                            Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................   3
Section II--Information about each Portfolio...............................   6
Section III--Other Information about the Fund.............................. 102
Financial Highlights....................................................... 104

                       Information about each Portfolio
                       --------------------------------
Alger Equity Growth Portfolio..............................................   8
Davis Venture Value Portfolio..............................................  12
FI Structured Equity Portfolio.............................................  16
MetLife Stock Index Portfolio..............................................  20
MFS Investors Trust Portfolio..............................................  25
MFS Research Managers Portfolio............................................  30
Met/Putnam Voyager Portfolio...............................................  36
Harris Oakmark Focused Value Portfolio.....................................  42
Loomis Sayles Small Cap Portfolio..........................................  49
Putnam International Stock Portfolio.......................................  55
Balanced Portfolio.........................................................  61
MFS Total Return Portfolio.................................................  69
Salomon Brothers Strategic Bond Opportunities Portfolio....................  75
Salomon Brothers U.S. Government Portfolio.................................  82
State Street Research Bond Income Portfolio................................  88
State Street Research Money Market Portfolio...............................  96

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Sixteen of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Focused Value Portfolio may hold fewer securities than the other Portfolios. If the stocks held by the Harris Oakmark Focused Value Portfolio perform poorly, the Portfolio could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the MetLife Stock Index Portfolio and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Portfolio may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the MetLife Stock Index Portfolio and the Zenith Equity Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

change in the value of an investment after it is acquired does not create a violation of these policies or ranges.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Alger Equity Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Portfolio, invests, under normal circumstances, the Portfolio's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the Portfolio may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts,

                                                  Alger Equity Growth Portfolio


variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                       [CHART]

1995   1996   1997   1998   1999    2000    2001    2002
-----  -----  -----  -----  -----  ------  ------  ------
48.8%  13.2%  25.6%  47.8%  34.1%  -13.7%  -12.0%  -33.2%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Life of the Portfolio
                     Past One Year Past Five Years  (October 31, 1994)
                     ------------- --------------- ---------------------
       Class A......    -33.17%         0.12%                  9.11%
       Class B*.....    -33.42%        -0.13%                  8.86%
       Class E**....    -33.24%        -0.03%                  8.96%
       S&P 500 Index    -22.09%        -0.58%                  9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                 Class A Class B Class E
                                                                 ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price
  or redemption price, whichever is lower)......................  None    None    None

Alger Equity Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Management Fees...................................  0.75%   0.75%   0.75%
   Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
   Other Expenses....................................  0.04%   0.04%   0.04%
                                                       -----   -----   -----
   Total Annual Portfolio Operating Expenses.........  0.79%   1.04%   0.94%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              One Year Three Years Five Years Ten Years
                              -------- ----------- ---------- ---------
         Class A.............   $ 81      $252        $439     $  978
         Class B.............   $106      $331        $574     $1,271
         Class E.............   $ 96      $300        $520     $1,155

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Portfolio Management

As of December 31, 2002, Alger managed approximately $8.4 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

                                                  Alger Equity Growth Portfolio



Dan C. Chung and David Hyun are the portfolio managers of the Portfolio. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

                                                  Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

                                                  Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                        FI Structured Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. FMR normally invests at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Portfolio's assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Portfolio and in selecting its investments. FMR considers the Portfolio's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                 FI Structured Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser and its investment objective and principal investment strategies. Performance information set forth below reflects results prior to these changes.

                       [CHART]

1994   1995   1996   1997   1998   1999  2000    2001    2002
-----  -----  -----  -----  -----  ----  -----  ------  ------
-1.2%  36.5%  18.1%  33.5%  24.4%  9.4%  -5.2%  -13.9%  -19.5%

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -17.71% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................    -19.45%        -2.20%              8.38%
Class B*......................    -19.70%        -2.45%              8.13%
Class E**.....................    -19.56%        -2.35%              8.23%
S&P 500 Index.................    -22.09%        -0.58%              9.47%
Russell 1000 Value Index......    -15.52%         1.16%             10.29%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

FI Structured Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.67%   0.67%   0.67%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.72%   0.97%   0.87%

--------
(1) FMR directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.71% for Class A shares, 0.96% for Class B shares and 0.86% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $74       $230        $401     $  894
               Class B   $99       $309        $536     $1,190
               Class E   $89       $278        $482     $1,073

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.   The Portfolio may invest in exchange traded funds
("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                                                 FI Structured Equity Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of the Portfolio. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio's average daily net assets.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

S&P 500 Index Information

Standard & Poor's sponsors the S&P 500 Index. Standard & Poor's has no responsibility for and does not participate in the management of the Portfolio's assets or sale of the Portfolio's shares. The S&P 500 Index and its associated trademarks and service marks are the exclusive property of Standard
& Poor's. The Fund's
 Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship Standard & Poor's has with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                         MFS Investors Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, ordinarily invests at least 65% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Portfolio may invest in companies of any size, the Portfolio focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Portfolio may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Investors Trust Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                    [CHART]

2000    2001    2002
-----  ------  ------
-0.2%  -15.9%  -20.2%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -14.10% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -20.20%           -9.69%
               Class B*.....    -20.45%           -9.94%
               Class E**....    -20.24%           -9.84%
               S&P 500 Index    -22.09%           -9.53%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

                                                  MFS Investors Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.75%   0.75%   0.75%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.59%   0.59%   0.59%
                                                   ------  ------  ------
      Total Annual Portfolio Operating Expenses(1)  1.34%   1.59%   1.49%
      Fee Waiver and/or Expense Reimbursement(2).. (0.34%) (0.34%) (0.34%)
                                                   ------  ------  ------
      Net Operating Expenses(1)(2)................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.32% for Class A shares, 1.57% for Class B shares and 1.47% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.98% for Class A shares, 1.23% for Class B shares and 1.13% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $391        $702     $1,583
               Class B   $127      $469        $834     $1,861
               Class E   $117      $438        $781     $1,750

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

MFS Investors Trust Portfolio



Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                                  MFS Investors Trust Portfolio



  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., a Senior Vice President of MFS, and Brooks Taylor, a Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Taylor has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                        MFS Research Managers Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, invests at least 80% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Portfolio invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Portfolio may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Portfolio from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                                MFS Research Managers Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

       [CHART]

 2000    2001    2002
------  ------  ------
-3.6%   -21.0%  -24.1%

During the period shown above, the highest quarterly return was 22.37% for the fourth quarter of 1999, and the lowest quarterly return was -19.26% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -24.12%           -9.54%
               Class B*.....        N/A              N/A
               Class E**....    -24.21%           -9.69%
               S&P 500 Index    -22.09%           -9.53%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

MFS Research Managers Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.75%   0.75%   0.75%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses(1)......................................  0.39%   0.39%   0.39%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses(1)...........  1.14%   1.39%   1.29%
Fee Waiver and/or Expense Reimbursement(2)............. (0.14%) (0.14%) (0.14%)
                                                        ------  ------  ------
Net Operating Expenses(1)(2)...........................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.07% for Class A shares, 1.32% for Class B shares and 1.22% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.93% for Class A shares, 1.18% for Class B shares and 1.08% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $102      $348        $614     $1,374
Class B............................   $127      $426        $747     $1,656
Class E............................   $117      $395        $694     $1,544

                                                MFS Research Managers Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities.   The Portfolio may invest in Rule 144A securities. Since
trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

MFS Research Managers Portfolio


countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distributions or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                MFS Research Managers Portfolio



Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of equity research analysts.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         Met/Putnam Voyager Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests mainly in common stocks of U.S. companies, with a focus on growth stocks. The Portfolio invests mainly in midsized and large companies, although the Portfolio may invest in companies of any size.

  Stock Selection

Putnam looks for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in companies that Putnam believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. Putnam will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

  . Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                   Met/Putnam Voyager Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

  [CHART]

 2001    2002
------  ------
-30.8%  -28.9%

During the period shown above, the highest quarterly return was 13.22% for the fourth quarter of 2001, and the lowest quarterly return was -26.85% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                             Life of the Portfolio
                               Past One Year     (May 1, 2000)
                               ------------- ---------------------
Class A.......................    -28.90%           -31.89%
Class B*......................    -29.15%           -32.14%
Class E**.....................    -28.97%           -32.04%
Russell 1000 Growth Index.....    -27.88%           -26.73%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Met/Putnam Voyager Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
                                                  ------- ------- -------
      Management Fees............................  0.80%   0.80%   0.80%
      Distribution and Service (12b-1) Fees......  0.00%   0.25%   0.15%
      Other Expenses.............................  0.27%   0.27%   0.27%
                                                  ------  ------  ------
      Total Annual Portfolio Operating Expenses..  1.07%   1.32%   1.22%
      Fee Waiver and/or Expense Reimbursement (1) (0.07%) (0.07%) (0.07%)
                                                  ------  ------  ------
      Net Operating Expenses (1).................  1.00%   1.25%   1.15%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $333        $583     $1,299
               Class B   $127      $411        $717     $1,584
               Class E   $117      $380        $664     $1,471

                                                    Met/PutnamVoyager Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and forward, futures and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Met/Putnam Voyager Portfolio



  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion for retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's Large Cap Growth team, with Mr. Brian O'Toole as Managing Director and Chief Investment Officer. In this role, he heads the team managing global and U.S. large-cap growth equity portfolios for both institutional and mutual fund investors. Mr. O'Toole is also the portfolio leader for other Putnam funds. Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. Before joining Putnam, Mr. O'Toole was the Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management from 1998-2002, and a Senior Portfolio Manager at The Northern Trust Company from 1994 to 1998.

Tony H. Elavia and Eric M. Wetlaufer are also members of Putnam's Large Cap Growth team. Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998). Mr. Wetlaufer joined Putnam in


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.


Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                   Met/Putnam Voyager Portfolio


1997 and has 16 years of investment experience. He co-leads the teams responsible for managing mid-cap growth equity institutional portfolios.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $500 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.80% of the Portfolio's average daily net assets.

                    Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests the Portfolio's assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2002, this capitalization range was $1.3 billion to $7.8 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         Harris Oakmark Focused Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Focused Value Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----
-0.3%  30.4%  17.6%  17.4%  -5.5%  0.3%   20.5%  27.8%  -8.8%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................     -8.83%         5.88%             10.98%
Class B*......................     -9.06%         5.63%             10.73%
Class E*......................     -8.98%         5.73%             10.83%
Russell Midcap Index..........    -16.19%         2.19%             9.98%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

                                         Harris Oakmark Focused Value Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.75%   0.75%   0.75%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.07%   0.07%   0.07%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.82%   1.07%   0.97%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 84      $262        $455     $1,014
               Class B   $109      $340        $590     $1,306
               Class E   $ 99      $309        $536     $1,190

Harris Oakmark Focused Value Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         Harris Oakmark Focused Value Portfolio



Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris manages approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Harris Oakmark Focused Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The exclusion of any other class of The Oakmark Select Fund and of other accounts managed by Harris with substantially similar investment policies does not render the performance shown below misleading. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                       The Oakmark Select    Russell
                                         Fund--Class I    Midcap Index/1/
                                       ------------------ --------------
       Total Return for the Year Ended
         December 31, 2002............       -12.47%          -16.19%
       Average Annual Total Return
         For the Past Five Years Ended
         December 31, 2002............        13.05%            2.19%
       Average Annual Total Return
         From Inception of The
         Oakmark Select Fund
         (November 1, 1996) to
         December 31, 2002............        21.18%            6.91%

/1/ The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

                       Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Loomis Sayles Small Cap Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  -----  ------
28.9%  30.7%  24.9%  -1.7%  31.8%  5.2%  -8.8%  -21.6%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                        Past One Year Past Five Years     (May 2, 1994)
                        ------------- --------------- ---------------------
     Class A...........    -21.56%        -0.50%              8.22%
     Class B*..........    -21.81%        -0.75%              7.97%
     Class E**.........    -21.64%        -0.65%              8.07%
     Russell 2000 Index    -20.48%        -1.36%              6.42%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                              Loomis Sayles Small Cap Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
                                          ------- ------- -------
Management Fees..........................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
Other Expenses...........................  0.07%   0.07%   0.07%
                                           -----   -----   -----
Total Annual Portfolio Operating Expenses  0.97%   1.22%   1.12%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 99      $309        $536     $1,190
Class B............................   $124      $387        $670     $1,477
Class E............................   $114      $356        $617     $1,363

Loomis Sayles Small Cap Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's directors, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Portfolio may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

                                              Loomis Sayles Small Cap Portfolio

is based on the value of the individual securities it holds, the value of a Portfolio's investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's or ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing,


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Loomis Sayles Small Cap Portfolio


the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2002, Loomis Sayles managed approximately $54.8 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of the Portfolio. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Portfolio since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Portfolio since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                           Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                           Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                              Balanced Portfolio

Investment Objective

The investment objective of the Portfolio is long-term total return from a combination of capital appreciation and current income.

Principal Investment Strategies

Wellington Management Company, LLP ("Wellington Management"), subadviser to the Portfolio, invests the Portfolio's assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Portfolio invested in equity securities from 50% to 70% of the Portfolio's total assets and the fixed-income investments from 30% to 50% of the Portfolio's total assets. Wellington Management will invest the equity portion of the Portfolio primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Portfolio in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

  Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Portfolio's total assets in equity securities and 30% to 50% of the Portfolio's total assets in fixed-income securities. Wellington Management will divide the Portfolio's assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portion of the Portfolio using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Balanced Portfolio


Wellington Management selects for the Portfolio stocks of issuers which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  .  a strong balance sheet;

  .  a high return on equity;

  .  sustainable or increasing dividends;

  .  a strong management team;

  .  a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the equity portion of the Portfolio and considers selling a stock when:

   . fundamentals deteriorate;

   . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Portfolio's fixed-income portion, which may consist of a variety of securities, including, but not limited to:

   . U.S. government bonds

   . mortgage-backed securities

   . asset-backed securities

   . Yankee Bonds

   . investment grade U.S. corporate bonds

   . high yield U.S. corporate bonds

   . foreign government and supranational bonds

   . emerging market debt.

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average duration and industry sector weightings. Under normal market conditions, the duration of the Portfolio's fixed-income portion will be within one year of the average duration of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the average duration of this Index was 3.75 years.

Wellington Management may invest up to 25% of the Portfolio's fixed-income portion in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" and "More About Investment Strategies and Risks" below.



Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Yankee Bonds are fixed-income securities issued by foreign companies in U.S. dollars.

Supranational bonds are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                                             Balanced Portfolio


Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock or U.S. or foreign fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Balanced Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of three relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Wellington Management succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Loomis Sayles and Wellington Management.

                                    [CHART]

1995   1996   1997   1998  1999   2000   2001    2002
-----  -----  -----  ----  -----  -----  -----  ------
24.8%  16.9%  16.2%  9.1%  -5.1%  -1.9%  -4.5%  -13.5%


During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -9.88% for the second quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                      Life of the Portfolio
                                        Past One Year Past Five Years  (October 31, 1994)
                                        ------------- --------------- ---------------------
Class A................................    -13.54%        -3.45%              4.40%
Class B*...............................        N/A           N/A                N/A
Class E**..............................    -13.72%        -3.60%              4.25%
S&P 500 Index..........................    -22.09%        -0.58%              9.77%
Lehman Brothers Government/Credit
  Index................................     11.04%         7.62%              8.54%
Lehman Brothers Aggregate Bond Index***     10.25%         7.55%              8.49%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Lehman
    Brothers Aggregate Bond Index instead of the Lehman Brothers
    Government/Credit Index. The Portfolio's subadviser believes that the Lehman Brothers Aggregate Bond Index better reflects the universe of securities in which the Portfolio invests.

                                                             Balanced Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.70%   0.70%   0.70%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses(1).................................  0.15%   0.15%   0.15%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses(1)......  0.85%   1.10%   1.00%

--------
(1) Wellington Management directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.83% for Class A shares, 1.08% for Class B shares and 0.98% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 87      $271        $471     $1,049
Class B............................   $112      $350        $606     $1,340
Class E............................   $102      $318        $552     $1,225

Balanced Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                             Balanced Portfolio


as forward contracts or futures contracts, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Balanced Portfolio


Portfolio Management

Wellington Management has been in the investment management business since 1928. As of December 31, 2002, the company managed approximately $302.9 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Portfolio and Thomas L. Pappas, CFA, manages the fixed-income portion of the Portfolio. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.675% for amounts over $200 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.70% of the Portfolio's average daily net assets.

                          MFS Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, normally invests at least 40%, but not more than 75%, of the Portfolio's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stock and bonds, warrants or rights convertible into stock. The Portfolio may also invest in depositary receipts for such equity securities. The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Portfolio focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). The Portfolio may invest in fixed-income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Portfolio normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, but the Portfolio may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Portfolio may invest up to 20% of its net assets in foreign securities.

  Investment Selection

Equity Securities. The Portfolio will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Portfolio. This means that securities are selected based upon MFS's assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-income Securities. In selecting fixed-income investments for the Portfolio, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

MFS Total Return Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign equity or fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                     MFS Total Return Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Back Bay Advisors and MFS.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10.6%  -1.1%  31.3%  15.0%  26.6%  19.7%  10.0%  -3.4%  -3.8%  -5.4%


During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                    Past One Year Past Five Years Past Ten Years
                                    ------------- --------------- --------------
Class A............................     -5.37%         2.97%          9.24%
Class B*...........................     -5.62%         2.72%          8.99%
Class E**..........................        N/A           N/A            N/A
S&P 500 Index......................    -22.09%        -0.58%          9.34%
Lehman Brothers Government/Credit
  Index............................     11.04%         7.62%          7.61%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

MFS Total Return Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.50%   0.50%   0.50%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.16%   0.16%   0.16%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.66%   0.91%   0.81%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $67       $211        $368     $  822
Class B............................   $93       $290        $504     $1,120
Class E............................   $83       $259        $450     $1,002

                                                     MFS Total Return Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

MFS Total Return Portfolio



Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers headed by David M. Calabro, a Senior Vice President of MFS. Mr. Calabro has been employed in the investment management area of MFS since 1992. He is also a manager of the equity portion of the Portfolio. The other managers of the Portfolio's equity portion are Constantinos G. Mokas, Lisa B. Nurme, Steven R. Gorham and Kenneth
J. Enright, who are all Senior Vice Presidents at MFS. Mr. Mokas has been employed in the investment management area of MFS since 1990; Ms. Nurme, since 1987; Mr. Gorham, since 2002; and Mr. Enright, since 1986.

Michael W. Roberge, a Senior Vice President of MFS, is the manager of the fixed-income portion of the Portfolio. Mr. Roberge has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

            Salomon Brothers Strategic Bond Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of total return consistent with preservation of capital.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Investment Selection

SBAM determines how to invest the Portfolio's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, the Portfolio's managers allocate assets among the various classes of securities in which the Portfolio invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the Portfolio, which will generally be approximately 4.5 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of the classes of fixed-income securities held by the Portfolio.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Salomon Brothers Strategic Bond Opportunities Portfolio


   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.-

                        Salomon Brothers Strategic Bond Opportunities Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998  1999  2000  2001  2002
-----  -----  -----  ----  ----  ----  ----  ----
19.4%  14.4%  11.1%  2.0%  1.4%  7.0%  6.6%  9.6%

During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Portfolio
                                     Past One Year Past Five Years  (October 31, 1994)
                                     ------------- --------------- ---------------------
Class A.............................     9.61%          5.38%              8.48%
Class B*............................     9.36%          5.13%              8.23%
Class E**...........................     9.36%          5.23%              8.33%
Lehman Brothers Aggregate Bond Index    10.25%          7.55%              8.49%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Salomon Brothers Strategic Bond Opportunities Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.65%   0.65%   0.65%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.20%   0.20%   0.20%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.85%   1.10%   1.00%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 87      $271        $471     $1,049
Class B............................   $112      $350        $606     $1,340
Class E............................   $102      $318        $552     $1,225

                        Salomon Brothers Strategic Bond Opportunities Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.
Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Salomon Brothers Strategic Bond Opportunities Portfolio


country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of the Portfolio's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                        Salomon Brothers Strategic Bond Opportunities Portfolio


Portfolio Management

As of December 31, 2002, SBAM managed approximately $34.2 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Portfolio in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of the Portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of the Portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of the Portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  Salomon Brothers U.S. Government Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

  Investment Selection

SBAM determines how to invest assets of the Portfolio in several steps.

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Portfolio allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the Portfolio, which SBAM will normally maintain between 2.5 and 5 years.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                     Salomon Brothers U.S. Government Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in fixed-income security markets.

   . Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

Salomon Brothers U.S. Government Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.
                                    [CHART]


1995   1996  1997  1998  1999  2000   2001  2002
-----  ----  ----  ----  ----  -----  ----  ----
15.0%  3.3%  8.6%  7.5%  0.2%  10.5%  6.7%  7.9%

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                        Life of the Portfolio
                          Past One Year Past Five Years  (October 31, 1994)
                          ------------- --------------- ---------------------
Class A..................     7.94%          6.52%              7.31%
Class B*.................     7.69%          6.27%              7.06%
Class E**................     7.71%          6.37%              7.16%
Lehman Brothers
  Intermediate
  Government Bond Index..     9.64%          7.44%              7.71%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                     Salomon Brothers U.S. Government Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.55%   0.55%   0.55%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.15%   0.15%   0.15%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses (1)  0.70%   0.95%   0.85%

--------
(1) In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each Class of the Portfolio to certain percentages. These subsidies were subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than two years after the end of the fiscal year in which such expense was incurred. The Portfolio's Total Annual Operating Expenses shown above include amounts charged to the Portfolio for such deferred expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $72       $224        $390     $  871
Class B............................   $97       $303        $525     $1,166
Class E............................   $87       $271        $471     $1,049

Salomon Brothers U.S. Government Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs). One type of security in which the Portfolio can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                                     Salomon Brothers U.S. Government Portfolio



Portfolio Management

As of December 31, 2002, SBAM managed approximately $34.2     billion in
assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

Roger Lavan has been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

State Street Research Bond Income Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                    State Street Research Bond Income Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                    State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

State Street Research Bond Income Portfolio



Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

                                    State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                   State Street Research Money Market Portfolio



   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

                                   State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                   State Street Research Money Market Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Alger Equity Growth Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $  20.74  $  25.06  $  29.34  $  25.11  $  17.62
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss)............................     0.01      0.00      0.03     (0.01)     0.04
Net realized and unrealized gain (loss) on investments..    (6.89)    (2.91)    (3.99)     8.34      8.37
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................    (6.88)    (2.91)    (3.96)     8.33      8.41
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................     0.00     (0.07)    (0.09)     0.00     (0.04)
Distributions from net realized capital gains...........     0.00     (1.34)     0.00     (0.01)     0.00
Distributions in excess of net realized capital gains...     0.00      0.00     (0.23)    (4.09)    (0.88)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................     0.00     (1.41)    (0.32)    (4.10)    (0.92)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $  13.86  $  20.74  $  25.06  $  29.34  $  25.11
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................    (33.2)    (12.0)    (13.7)     34.1      47.8
Ratio of operating expenses to average net assets (%)...     0.79      0.84      0.79      0.80      0.83
Ratio of net investment income to average net assets (%)     0.05      0.00      0.23     (0.03)     0.19
Portfolio turnover rate (%).............................      243        88        88       128       119
Net assets, end of period (000)......................... $449,676  $788,097  $968,357  $841,053  $410,726

                                                                    Class B                Class E
                                                                ---------------- -----------------------
                                                                July 30, 2002(a)     Year     May 1, 2001(a)
                                                                    through         Ended        through
                                                                  December 31,   December 31,  December 31,
                                                                      2002           2002          2001
                                                                ---------------- ------------ --------------
Net Asset Value, Beginning of Period...........................      $14.64        $ 20.64        $23.50
                                                                     ------        -------        ------
Income From Investment Operations
Net investment income (loss)...................................       (0.01)         (0.01)         0.00
Net realized and unrealized gain (loss) on investments.........       (0.98)         (6.85)        (2.86)
                                                                     ------        -------        ------
    Total from investment operations...........................       (0.99)         (6.86)        (2.86)
                                                                     ------        -------        ------
Net Asset Value, End of Period.................................      $13.65        $ 13.78        $20.64
                                                                     ======        =======        ======
Total Return (%)...............................................        (6.8)(b)      (33.2)        (12.2)(b)
Ratio of operating expenses to average net assets (%)..........        1.04 (c)       0.94          0.99 (c)
Ratio of net investment income (loss) to average net assets (%)       (0.24)(c)      (0.06)         0.00 (c)
Portfolio turnover rate (%)....................................         243 (c)        243            88 (c)
Net assets, end of period (000)................................      $    1        $15,218        $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        FI Structured Equity Portfolio

                                                                                      Class A
                                                                 ------------------------------------------------
                                                                              Year Ended December 31,
                                                                 ------------------------------------------------
                                                                   2002      2001      2000      1999      1998
                                                                 --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period............................ $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98
                                                                 --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...........................................     1.53      1.06      1.16      1.78      1.30
Net realized and unrealized gain (loss) on investments..........   (31.88)   (26.45)   (11.28)    17.51     42.44
                                                                 --------  --------  --------  --------  --------
    Total from investment operations............................   (30.35)   (25.39)   (10.12)    19.29     43.74
                                                                 --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income........................    (1.27)    (1.49)     0.00     (1.78)    (1.31)
Distributions from net realized capital gains...................     0.00      0.00     (4.98)   (27.36)   (14.07)
                                                                 --------  --------  --------  --------  --------
    Total distributions.........................................    (1.27)    (1.49)    (4.98)   (29.14)   (15.38)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $ 124.89  $ 156.51  $ 183.39  $ 198.49  $ 208.34
                                                                 ========  ========  ========  ========  ========
Total Return (%)................................................    (19.5)    (13.9)     (5.2)      9.4      24.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.72      0.78      0.73      0.74      0.78
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.71      0.74      0.70        --        --
Ratio of net investment income to average net assets (%)........     1.30      0.60      0.61      0.94      0.80
Portfolio turnover rate (%).....................................      142       154       138       115       100
Net assets, end of period (000)................................. $491,124  $298,982  $388,127  $417,540  $281,557

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)     Year     May 1, 2001(a)
                                                  through         Ended        through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........     $125.90        $156.28       $177.17
                                                  -------        -------       -------
Income From Investment Operations
Net investment income........................        0.18           1.35          0.14
Net realized and unrealized gain (loss) on
 investments.................................       (1.61)        (31.80)       (21.03)
                                                  -------        -------       -------
    Total from investment operations.........       (1.43)        (30.45)       (20.89)
                                                  -------        -------       -------
Less Distributions
Distributions from net investment income.....        0.00          (1.17)         0.00
                                                  -------        -------       -------
    Total distributions......................        0.00          (1.17)         0.00
                                                  -------        -------       -------
Net Asset Value, End of Period...............     $124.47        $124.66       $156.28
                                                  =======        =======       =======
Total Return (%).............................        (1.1)(b)      (19.6)        (11.8)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........        0.97 (c)       0.87          0.93 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        0.96 (c)       0.86          0.89 (c)
Ratio of net investment income to average
 net assets (%)..............................        1.36 (c)       1.15          0.61 (c)
Portfolio turnover rate (%)..................         142 (c)        142           154 (c)
Net assets, end of period (000)..............     $     6        $ 5,619       $ 1,527

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Investors Trust Portfolio

                                                                               Class A
                                                             ----------------------------------------
                                                                                        April 30, 1999(a)
                                                              Year Ended December 31,        through
                                                             -------------------------    December 31,
                                                               2002     2001     2000         1999
                                                             -------  -------  -------  -----------------
Net Asset Value, Beginning of Period........................ $  8.57  $ 10.23  $ 10.26       $10.00
                                                             -------  -------  -------       ------
Income From Investment Operations
Net investment income.......................................    0.05     0.05     0.04         0.02
Net realized and unrealized gain (loss) on investments......   (1.78)   (1.67)   (0.06)        0.26
                                                             -------  -------  -------       ------
    Total from investment operations........................   (1.73)   (1.62)   (0.02)        0.28
                                                             -------  -------  -------       ------
Less Distributions
Distributions from net investment income....................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
    Total distributions.....................................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
Net Asset Value, End of Period.............................. $  6.81  $  8.57  $ 10.23       $10.26
                                                             =======  =======  =======       ======
Total Return (%)............................................   (20.2)   (15.9)    (0.2)         2.9 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    0.90     0.90     0.90         0.90 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    0.88       --       --           --
Ratio of net investment income to average net assets (%)....    0.62     0.58     0.51         0.45 (c)
Portfolio turnover rate (%).................................      63       86       68           60 (c)
Net assets, end of period (000)............................. $20,618  $24,506  $18,422       $6,841
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................    1.34     1.37     1.57         2.03 (c)

                                                                Class B               Class E
                                                             -------------- -----------------------
                                                             May 1, 2002(a)              May 1, 2001(a)
                                                                through      Year Ended     through
                                                              December 31,  December 31,  December 31,
                                                                  2002          2002          2001
                                                             -------------- ------------ --------------
Net Asset Value, Beginning of Period........................    $  8.13        $ 8.57        $ 9.56
                                                                -------        ------        ------
Income From Investment Operations
Net investment income.......................................       0.01          0.04          0.01
Net realized and unrealized gain (loss) on investments......      (1.34)        (1.77)        (1.00)
                                                                -------        ------        ------
    Total from investment operations........................      (1.33)        (1.73)        (0.99)
                                                                -------        ------        ------
Less Distributions
Distributions from net investment income....................       0.00         (0.03)         0.00
                                                                -------        ------        ------
    Total distributions.....................................       0.00         (0.03)         0.00
                                                                -------        ------        ------
Net Asset Value, End of Period..............................    $  6.80        $ 6.81        $ 8.57
                                                                =======        ======        ======
Total Return (%)............................................      (16.4)(b)     (20.2)        (10.4)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................       1.15 (c)      1.05          1.05 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................       1.13 (c)      1.03            --
Ratio of net investment income to average net assets (%)....       0.55 (c)      0.55          0.26 (c)
Portfolio turnover rate (%).................................         63 (c)        63            86 (c)
Net assets, end of period (000).............................    $12,365        $4,436        $  730
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       1.59 (c)      1.49          1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        MFS Research Managers Portfolio

                                                    Class A                              Class E
                                  ----------------------------------------     -----------------------
                                                             April 30, 1999(a)              May 1, 2001(a)
                                   Year Ended December 31,        through       Year Ended     through
                                  -------------------------    December 31,    December 31,  December 31,
                                    2002     2001     2000         1999            2002          2001
                                  -------  -------  -------  ----------------- ------------ --------------
Net Asset Value, Beginning of
 Period.......................... $  9.04  $ 11.54  $ 11.98       $10.00          $ 9.01        $10.52
                                  -------  -------  -------       ------          ------        ------
Income From Investment
 Operations
Net investment income............    0.05     0.01     0.02         0.00            0.03          0.02
Net realized and unrealized gain
 (loss) on investments...........   (2.23)   (2.42)   (0.45)        1.98           (2.21)        (1.53)
                                  -------  -------  -------       ------          ------        ------
    Total from investment
     operations..................   (2.18)   (2.41)   (0.43)        1.98           (2.18)        (1.51)
                                  -------  -------  -------       ------          ------        ------
Less Distributions
Distributions from net investment
 income..........................   (0.01)    0.00    (0.01)        0.00           (0.01)         0.00
Distributions from net realized
 gains...........................    0.00    (0.09)    0.00         0.00            0.00          0.00
                                  -------  -------  -------       ------          ------        ------
    Total distributions..........   (0.01)   (0.09)   (0.01)        0.00           (0.01)         0.00
                                  -------  -------  -------       ------          ------        ------
Net Asset Value, End of Period... $  6.85  $  9.04  $ 11.54       $11.98          $ 6.82        $ 9.01
                                  =======  =======  =======       ======          ======        ======
Total Return (%).................   (24.1)   (21.0)    (3.6)        19.8 (b)       (24.2)        (14.4)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........    0.90     0.90     0.90         0.90 (c)        1.05          1.05 (c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............    0.83     0.90     0.90           --            0.98          1.05 (c)
Ratio of net investment income to
 average net assets (%)..........    0.58     0.14     0.09        (0.06)(c)        0.57          0.08 (c)
Portfolio turnover rate (%)......     112       98       83           84 (c)         112            98 (c)
Net assets, end of period (000).. $27,483  $42,191  $53,910       $6,872          $2,067        $  377
The Ratios of operating expenses
 to average net assets without
 giving effect to the contractual
 expense agreement would have
 been (%)........................    1.14     1.06     1.25         2.03 (c)        1.29          1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Met/Putnam Voyager Portfolio

                                                               Class A                 Class B
                                                   ----------------------------     --------------
                                                      Year Ended     May 1, 2000(a) May 1, 2002(a)
                                                     December 31,       through        through
                                                   ----------------   December 31,   December 31,
                                                     2002     2001        2000           2002
                                                   -------  -------  -------------- --------------
Net Asset Value, Beginning of Period.............. $  5.05  $  7.29     $ 10.00         $ 4.39
                                                   -------  -------     -------         ------
Income From Investment Operations
Net investment income (loss)......................    0.00    (0.01)      (0.01)          0.00
Net realized and unrealized gain (loss) on
 investments......................................   (1.46)   (2.23)      (2.70)         (0.82)
                                                   -------  -------     -------         ------
    Total from investment operations..............   (1.46)   (2.24)      (2.71)         (0.82)
                                                   -------  -------     -------         ------
Net Asset Value, End of Period.................... $  3.59  $  5.05     $  7.29         $ 3.57
                                                   =======  =======     =======         ======
Total Return (%)..................................   (28.9)   (30.8)      (27.1)(b)      (18.7)(b)
Ratio of operating expenses to average net assets
 (%)..............................................    1.00     1.00        1.00 (c)       1.25 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................    0.00    (0.25)      (0.23)(c)      (0.25)(c)
Portfolio turnover rate (%).......................      60       77          70 (c)         60 (c)
Net assets, end of period (000)................... $41,866  $54,626     $36,932         $  0.8
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............    1.07     1.12        1.39 (c)       1.32 (c)

                                                              Class E
                                                    -----------------------
                                                                 May 1, 2001(a)
                                                     Year Ended     through
                                                    December 31,  December 31,
                                                        2002          2001
                                                    ------------ --------------
 Net Asset Value, Beginning of Period..............    $ 5.04        $ 6.14
                                                       ------        ------
 Income From Investment Operations
 Net investment income (loss)......................      0.00         (0.01)
 Net realized and unrealized gain (loss) on
  investments......................................     (1.46)        (1.09)
                                                       ------        ------
     Total from investment operations..............     (1.46)        (1.10)
                                                       ------        ------
 Net Asset Value, End of Period....................    $ 3.58        $ 5.04
                                                       ======        ======
 Total Return (%)..................................     (29.0)        (17.9)(b)
 Ratio of operating expenses to average net assets
  (%)..............................................      1.15          1.15 (c)
 Ratio of net investment income (loss) to average
  net assets (%)...................................     (0.06)        (0.35)(c)
 Portfolio turnover rate (%).......................        60            77 (c)
 Net assets, end of period (000)...................    $4,462        $1,036
 The Ratios of operating expenses to average net
  assets without giving effect to the voluntary
  expense agreement would have been (%)............      1.22          1.27 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Harris Oakmark Focused Value Portfolio


                                                                                             Class A
                                                                         -----------------------------------------------
                                                                                     Year Ended December 31,
                                                                         -----------------------------------------------
                                                                           2002      2001      2000     1999      1998
                                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................................... $ 186.12  $ 146.67  $ 121.71 $ 122.85  $ 170.59
                                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................................     0.27      0.42      1.15     1.36      1.09
Net realized and unrealized gain (loss) on investments..................   (16.70)    40.09     23.81    (0.97)   (11.41)
                                                                         --------  --------  -------- --------  --------
    Total from investment operations....................................   (16.43)    40.51     24.96     0.39    (10.32)
                                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................................    (0.36)    (1.06)     0.00    (1.36)    (1.09)
Distributions in excess of net investment income........................     0.00      0.00      0.00    (0.17)     0.00
Distributions from net realized capital gains...........................     0.00      0.00      0.00     0.00    (36.08)
Distributions in excess of net realized capital gains...................     0.00      0.00      0.00     0.00     (0.25)
                                                                         --------  --------  -------- --------  --------
    Total distributions.................................................    (0.36)    (1.06)     0.00    (1.53)   (37.42)
                                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................................... $ 169.33  $ 186.12  $ 146.67 $ 121.71  $ 122.85
                                                                         ========  ========  ======== ========  ========
Total Return (%)........................................................     (8.8)     27.8      20.5      0.3      (5.5)
Ratio of operating expenses to average net assets before expense
 reductions (%).........................................................     0.82      0.87      0.90     0.88      0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).....................................................     0.82      0.84        --       --        --
Ratio of net investment income to average net assets (%)................     0.22      0.43      0.98     1.08      0.66
Portfolio turnover rate (%).............................................       11        28       143      119       171
Net assets, end of period (000)......................................... $438,359  $370,959  $139,518 $109,280  $112,997
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)..........       --        --      0.96       --      0.90

                                                                        Class B                        Class E
                                                           ------------------------------    ------------------------
                                                            Year Ended  February 20, 2001(a)  Year Ended  May 1, 2001(a)
                                                           December 31,       through        December 31,    through
                                                               2002         December 31,         2002      December 31,
Net Asset Value, Beginning of Period......................   $ 184.25         $159.20          $185.17       $164.26
                                                             --------         -------          -------       -------
Income From Investment Operations
Net investment income.....................................       0.16            0.01             0.25          0.02
Net realized and unrealized gain (loss) on investments....     (16.83)          25.04           (16.85)        20.89
                                                             --------         -------          -------       -------
    Total from investment operations......................     (16.67)          25.05           (16.60)        20.91
                                                             --------         -------          -------       -------
Less Distributions
Distributions from net investment income..................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
    Total distributions...................................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
Net Asset Value, End of Period............................   $ 167.26         $184.25          $168.22       $185.17
                                                             ========         =======          =======       =======
Total Return (%)..........................................       (9.1)          15.7 (b)          (9.0)        12.7 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)...................................       1.07           1.12 (c)          0.97         1.02 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)...............................       1.07           1.09 (c)          0.97         0.99 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................      (0.06)          0.02 (c)          0.05         0.09 (c)
Portfolio turnover rate (%)...............................         11             28 (c)            11           28 (c)
Net assets, end of period (000)...........................   $140,273         $24,082          $74,818       $10,416

--------
(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                       Loomis Sayles Small Cap Portfolio

                                                                                                     Class A
                                                                                ------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                ------------------------------------------------
                                                                                  2002      2001      2000      1999      1998
                                                                                --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period........................................... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92
                                                                                --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income..........................................................     0.14      0.34      0.42      0.51      1.24
Net realized and unrealized gain (loss) on investments.........................   (38.32)   (19.28)    10.13     48.23     (4.01)
                                                                                --------  --------  --------  --------  --------
    Total from investment operations...........................................   (38.18)   (18.94)    10.55     48.74     (2.77)
                                                                                --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.......................................    (0.18)    (0.53)    (0.01)    (0.53)    (1.24)
Distributions from net realized capital gains..................................     0.00    (12.67)    (1.86)     0.00     (1.32)
Distributions in excess of net realized capital gains..........................     0.00     (1.02)     0.00      0.00     (0.07)
                                                                                --------  --------  --------  --------  --------
    Total Distributions........................................................    (0.18)   (14.22)    (1.87)    (0.53)    (2.63)
                                                                                --------  --------  --------  --------  --------
Net Asset Value, End of Period................................................. $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                                                                ========  ========  ========  ========  ========
Total Return (%)...............................................................    (21.6)     (8.8)      5.2      31.8      (1.7)
Ratio of operating expenses to average net assets before expense reductions (%)     0.97      1.00      0.96      1.00      1.00
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)...........................................................................     0.97      1.00      0.95        --        --
Ratio of net investment income to average net assets (%).......................     0.14      0.18      0.22      0.34      0.88
Portfolio turnover rate (%)....................................................       99       111       148       146       111
Net assets, end of period (000)................................................ $281,477  $406,525  $486,439  $322,318  $238,589
The Ratios of operating expenses to average net assets without giving effect
 to the voluntary expense agreement would have been (%)........................       --      1.00      0.95      1.10      1.10

                                                                                     Class B                Class E
                                                                                 ---------------- -----------------------
                                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                                     through       Year Ended     through
                                                                                   December 31,   December 31,  December 31,
                                                                                       2002           2002          2002
                                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................................     $144.89        $177.03       $179.40
                                                                                     -------        -------       -------
Income From Investment Operations
Net investment income...........................................................        0.00           0.03          0.07
Net realized and unrealized gain (loss) on investments..........................       (6.69)        (38.32)        (2.44)
                                                                                     -------        -------       -------
    Total from investment operations............................................       (6.69)        (38.29)        (2.37)
                                                                                     -------        -------       -------
Less Distributions
Distributions from net investment income........................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
    Total Distributions.........................................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
Net Asset Value, End of Period..................................................     $138.20        $138.65       $177.03
                                                                                     =======        =======       =======
Total Return (%)................................................................        (4.6)(b)      (21.6)         (1.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%).        1.22 (c)       1.12          1.15 (c)
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)............................................................................        1.22 (c)       1.12          1.15 (c)
Ratio of net investment income to average net assets (%)........................        0.00 (c)      (0.01)         0.03 (c)
Portfolio turnover rate (%).....................................................          99 (c)         99           111 (c)
Net assets, end of period (000).................................................     $     1        $10,242       $ 2,142
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)............................          --             --          1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              Balanced Portfolio

                                                     Class A                                Class E
                                ------------------------------------------------  -----------------------
                                                                                               May 1, 2001(a)
                                             Year Ended December 31,               Year Ended     through
                                ------------------------------------------------  December 31,  December 31,
                                  2002      2001      2000      1999      1998        2002          2001
                                --------  --------  --------  --------  --------  ------------ --------------
Net Asset Value, Beginning of
 Period........................ $  12.44  $  13.58  $  13.85  $  15.51  $  14.86     $12.43        $12.72
                                --------  --------  --------  --------  --------     ------        ------
Income From Investment
 Operations
Net investment income..........     0.34      0.39      0.42      0.43      0.38       0.29          0.05
Net realized and unrealized
 gain (loss) on investments....    (1.99)    (0.99)    (0.68)    (1.21)     0.97      (1.96)        (0.34)
                                --------  --------  --------  --------  --------     ------        ------
    Total from investment
     operations................    (1.65)    (0.60)    (0.26)    (0.78)     1.35      (1.67)        (0.29)
                                --------  --------  --------  --------  --------     ------        ------
Less Distributions
Distributions from net
 investment income.............    (0.27)    (0.54)     0.00     (0.43)    (0.38)     (0.27)         0.00
Distributions from net realized
 capital gains.................     0.00      0.00     (0.01)    (0.26)    (0.32)      0.00          0.00
Distributions in excess of net
 realized capital gains........     0.00      0.00      0.00     (0.19)     0.00       0.00          0.00
                                --------  --------  --------  --------  --------     ------        ------
    Total Distributions........    (0.27)    (0.54)    (0.01)    (0.88)    (0.70)     (0.27)         0.00
                                --------  --------  --------  --------  --------     ------        ------
Net Asset Value, End of
 Period........................ $  10.52  $  12.44  $  13.58  $  13.85  $  15.51     $10.49        $12.43
                                ========  ========  ========  ========  ========     ======        ======
Total Return (%)...............    (13.5)     (4.5)     (1.9)     (5.1)      9.1      (13.7)         (2.3)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)........     0.85      0.83      0.80      0.77      0.82       1.00          0.98 (c)
Ratio of operating expenses to
 average net assets after
 expense reductions (%) (d)....     0.83      0.83      0.80        --        --       0.98          0.98 (c)
Ratio of net investment income
 to average net assets (%).....     2.69      3.00      2.88      2.83      2.72       2.54          2.71 (c)
Portfolio turnover rate (%)....       47        65       126        63        72         47            65 (c)
Net assets, end of period
 (000)......................... $102,817  $143,059  $159,977  $192,666  $190,577     $9,548        $1,583

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                          MFS Total Return Portfolio

                                                                   Class A                         Class B
                                              ------------------------------------------------  --------------
                                                                                                May 1, 2002(a)
                                                           Year Ended December 31,                 through
                                              ------------------------------------------------   December 31,
                                                2002      2001      2000      1999      1998         2002
                                              --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Year........... $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85     $129.24
                                              --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net investment income........................     3.89      4.60      6.49      6.98      6.56        0.99
Net realized and unrealized gain (loss) on
 investments.................................   (10.18)   (11.61)   (12.98)    13.48     30.50      (11.22)
                                              --------  --------  --------  --------  --------     -------
    Total from investment operations.........    (6.29)    (7.01)    (6.49)    20.46     37.06      (10.23)
                                              --------  --------  --------  --------  --------     -------
Less Distributions
Distributions from net investment income.....    (4.47)    (6.60)     0.00     (6.83)    (6.51)       0.00
Distributions from net realized capital
 gains.......................................   (11.33)   (30.39)    (4.41)   (24.57)   (12.64)       0.00
                                              --------  --------  --------  --------  --------     -------
    Total Distributions......................   (15.80)   (36.99)    (4.41)   (31.40)   (19.15)       0.00
                                              --------  --------  --------  --------  --------     -------
Net Asset Value, End of Year................. $ 119.83  $ 141.92  $ 185.92  $ 196.82  $ 207.76     $119.01
                                              ========  ========  ========  ========  ========     =======
Total Return (%).............................     (5.4)     (3.8)     (3.4)     10.0      19.7        (7.9)(b)
Ratio of operating expenses to average net
 assets (%)..................................     0.66      0.63      0.58      0.58      0.58        0.91 (c)
Ratio of net investment income to average net
 assets (%)..................................     2.98      2.96      3.14      3.16      3.15        2.75 (c)
Portfolio turnover rate (%)..................       91       160        48        49        25          91 (c)
Net assets, end of year (000)................ $133,092  $157,716  $181,270  $218,881  $213,639     $ 7,168

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

            Salomon Brothers Strategic Bond Opportunities Portfolio

                                                                            Class A
                                                         ---------------------------------------------
                                                                    Year Ended December 31,
                                                         ---------------------------------------------
                                                           2002      2001      2000     1999     1998
                                                         --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period.................... $  11.20  $  11.42  $ 10.67  $ 11.43  $ 12.01
                                                         --------  --------  -------  -------  -------
Income From Investment Operations
Net investment income...................................     0.69      0.70     0.77     0.95     0.80
Net realized and unrealized gain (loss) on investments..     0.35      0.04    (0.02)   (0.78)   (0.56)
                                                         --------  --------  -------  -------  -------
    Total from investment operations....................     1.04      0.74     0.75     0.17     0.24
                                                         --------  --------  -------  -------  -------
Less Distributions
Distributions from net investment income................    (0.80)    (0.96)    0.00    (0.93)   (0.79)
Distributions from net realized capital gains...........     0.00      0.00     0.00     0.00    (0.02)
Distributions in excess of net realized capital gains...     0.00      0.00     0.00     0.00    (0.01)
                                                         --------  --------  -------  -------  -------
    Total distributions.................................    (0.80)    (0.96)    0.00    (0.93)   (0.82)
                                                         --------  --------  -------  -------  -------
Net Asset Value, End of Period.......................... $  11.44  $  11.20  $ 11.42  $ 10.67  $ 11.43
                                                         ========  ========  =======  =======  =======
Total Return (%)........................................      9.6       6.6      7.0      1.4      2.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.85      0.84     0.78     0.81     0.85
Ratio of Net Investment Income to Average Net Assets (%)     6.25      6.44     6.90     8.15     7.20
Portfolio Turnover Rate (%).............................      239       248      360      224      283
Net Assets, End of Period (000)......................... $122,023  $109,448  $95,434  $94,910  $95,450

                                                             Class B                Class E
                                                         ---------------  -----------------------
                                                         July 30, 2002(a)     Year     May 1, 2001(a)
                                                             through         Ended        through
                                                          December 31,    December 31,  December 31,
                                                              2002            2002          2001
                                                         ---------------  ------------ --------------
Net Asset Value, Beginning of Period....................     $10.43         $ 11.20        $10.80
                                                             ------         -------        ------
Income From Investment Operations
Net investment income...................................       0.14            0.73          0.10
Net realized and unrealized gain (loss) on investments..       0.84            0.29          0.30
                                                             ------         -------        ------
    Total from investment operations....................       0.98            1.02          0.40
                                                             ------         -------        ------
Less Distributions
Distributions from net investment income................       0.00           (0.80)         0.00
Distributions from net realized capital gains...........       0.00            0.00          0.00
Distributions in excess of net realized capital gains...       0.00            0.00          0.00
                                                             ------         -------        ------
    Total distributions.................................       0.00           (0.80)         0.00
                                                             ------         -------        ------
Net Asset Value, End of Period..........................     $11.41         $ 11.42        $11.20
                                                             ======         =======        ======
Total Return (%)........................................        9.4 (b)         9.4           3.7 (b)
Ratio of Operating Expenses to Average Net Assets (%)...       1.10 (c)        1.00          0.99 (c)
Ratio of Net Investment Income to Average Net Assets (%)       5.66 (c)        6.03          5.50 (c)
Portfolio Turnover Rate (%).............................        239 (c)         239           248 (c)
Net Assets, End of Period (000).........................     $    2         $26,060        $2,476

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  Salomon Brothers U.S. Government Portfolio

                                                                 Class A
                                              --------------------------------------------
                                                         Year Ended December 31,
                                              --------------------------------------------
                                                2002      2001     2000     1999     1998
                                              --------  --------  ------- -------  -------
Net Asset Value, Beginning of Period......... $  11.97  $  11.94  $ 10.81 $ 11.47  $ 11.14
                                              --------  --------  ------- -------  -------
Income From Investment Operations
Net investment income........................     0.38      0.37     0.67    0.65     0.47
Net realized and unrealized gain (loss) on
 investments.................................     0.54      0.41     0.46   (0.62)    0.37
                                              --------  --------  ------- -------  -------
    Total from investment operations.........     0.92      0.78     1.13    0.03     0.84
                                              --------  --------  ------- -------  -------
Less Distributions
Distributions from net investment income.....    (0.38)    (0.75)    0.00   (0.66)   (0.45)
Distributions from net realized capital gains    (0.17)     0.00     0.00   (0.03)   (0.06)
                                              --------  --------  ------- -------  -------
    Total Distributions......................    (0.55)    (0.75)    0.00   (0.69)   (0.51)
                                              --------  --------  ------- -------  -------
Net Asset Value, End of Period............... $  12.34  $  11.97  $ 11.94 $ 10.81  $ 11.47
                                              ========  ========  ======= =======  =======
Total Return (%).............................      7.9       6.7     10.5     0.2      7.5
Ratio of Operating Expenses to Average Net
 Assets (%)..................................     0.70      0.70     0.70    0.70     0.70
Ratio of Net Investment Income to Average
 Net Assets (%)..............................     2.20      4.49     6.29    5.89     5.70
Portfolio Turnover Rate (%)..................      672       362      583     530      496
Net Assets, End of Period (000).............. $180,989  $102,066  $57,173 $50,967  $45,807
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................     0.70      0.73     0.71    0.72     0.77

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)              May 1, 2001(a)
                                                  through       Year Ended     through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........      $11.88        $ 11.96        $11.45
                                                   ------        -------        ------
Income From Investment Operations
Net investment income........................        0.04           0.31          0.07
Net realized and unrealized gain (loss) on
 investments.................................        0.39           0.42          0.44
                                                   ------        -------        ------
    Total from investment operations.........        0.43           0.73          0.51
                                                   ------        -------        ------
Less Distributions
Distributions from net investment income.....        0.00          (0.20)         0.00
Distributions from net realized capital gains        0.00          (0.17)         0.00
                                                   ------        -------        ------
    Total Distributions......................        0.00          (0.37)         0.00
                                                   ------        -------        ------
Net Asset Value, End of Period...............      $12.31        $ 12.32        $11.96
                                                   ======        =======        ======
Total Return (%).............................         3.6 (b)        7.7           4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)..................................        0.95 (c)       0.85          0.85 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)..............................        1.34 (c)       2.05          3.39 (c)
Portfolio Turnover Rate (%)..................         672 (c)        672           362 (c)
Net Assets, End of Period (000)..............      $    2        $67,262        $6,289
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................        0.95 (c)       0.85          0.88 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                   INTERNATIONAL EQUITY
                                         PORTFOLIO
Alger Equity Growth Portfolio
Davis Venture Value Portfolio            Morgan Stanley EAFE(R) Index Portfolio
Harris Oakmark Large Cap Value Portfolio
MetLife Stock Index Portfolio            EQUITY AND FIXED-INCOME
State Street Research Large Cap Value    PORTFOLIO
  Portfolio
                                         MFS Total Return Portfolio
FI Mid Cap Opportunities Portfolio
Harris Oakmark Focused Value Portfolio   FIXED-INCOME PORTFOLIOS
MetLife Mid Cap Stock Index Portfolio
                                         Lehman Brothers(R) Aggregate Bond Index
Russell 2000(R) Index Portfolio            Portfolio
State Street Research Aurora Portfolio   State Street Research Bond Income
                                           Portfolio


This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................  3
Section II--Information about each Portfolio...............................  6
Section III--Other Information about the Fund.............................. 90
Financial Highlights....................................................... 93

                       Information about each Portfolio
                       --------------------------------
Alger Equity Growth Portfolio..............................................  8
Davis Venture Value Portfolio.............................................. 12
Harris Oakmark Large Cap Value Portfolio................................... 16
MetLife Stock Index Portfolio.............................................. 22
State Street Research Large Cap Value Portfolio............................ 27
FI Mid Cap Opportunities Portfolio......................................... 35
Harris Oakmark Focused Value Portfolio..................................... 39
MetLife Mid Cap Stock Index Portfolio...................................... 46
Russell 2000 Index Portfolio............................................... 51
State Street Research Aurora Portfolio..................................... 56
Morgan Stanley EAFE Index Portfolio........................................ 64
MFS Total Return Portfolio................................................. 70
Lehman Brothers Aggregate Bond Index Portfolio............................. 76
State Street Research Bond Income Portfolio................................ 82

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Fourteen of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Focused Value Portfolio may hold fewer securities than the other Portfolios. If the stocks held by the Harris Oakmark Focused Value Portfolio perform poorly, the Portfolio could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the "Index Portfolios") reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Mid Cap Opportunities Portfolio may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Alger Equity Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Portfolio, invests, under normal circumstances, the Portfolio's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the Portfolio may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts,

                                                  Alger Equity Growth Portfolio


variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                       [CHART]

1995   1996   1997   1998   1999    2000    2001    2002
-----  -----  -----  -----  -----  ------  ------  ------
48.8%  13.2%  25.6%  47.8%  34.1%  -13.7%  -12.0%  -33.2%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Life of the Portfolio
                     Past One Year Past Five Years  (October 31, 1994)
                     ------------- --------------- ---------------------
       Class A......    -33.17%         0.12%                  9.11%
       Class B*.....    -33.42%        -0.13%                  8.86%
       Class E**....    -33.24%        -0.03%                  8.96%
       S&P 500 Index    -22.09%        -0.58%                  9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                 Class A Class B Class E
                                                                 ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price
  or redemption price, whichever is lower)......................  None    None    None

Alger Equity Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Management Fees...................................  0.75%   0.75%   0.75%
   Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
   Other Expenses....................................  0.04%   0.04%   0.04%
                                                       -----   -----   -----
   Total Annual Portfolio Operating Expenses.........  0.79%   1.04%   0.94%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              One Year Three Years Five Years Ten Years
                              -------- ----------- ---------- ---------
         Class A.............   $ 81      $252        $439     $  978
         Class B.............   $106      $331        $574     $1,271
         Class E.............   $ 96      $300        $520     $1,155

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Portfolio Management

As of December 31, 2002, Alger managed approximately $8.4 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

                                                  Alger Equity Growth Portfolio



Dan C. Chung and David Hyun are the portfolio managers of the Portfolio. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

                                                  Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

                                                  Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above.

Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                       Harris Oakmark Large Cap Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Large Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                [CHART]

 1999  2000   2001    2002
-----  -----  -----  ------
-6.9%  12.4%  18.4%  -14.2%


During the period shown above, the highest quarterly return was -12.92% for the second quarter of 1999, and the lowest quarterly return was -16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                       Life of the
                                                        Portfolio
                                                       (November 1,
                                         Past One Year    1998)
                                         ------------- ------------
             Class A....................    -14.16%        0.83%
             Class B*...................    -14.41%        0.58%
             Class E**..................    -14.29%        0.68%
             S&P 500 Index..............    -22.09%       -3.90%
             Russell 1000 Value Index***    -15.52%       -0.20%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Russell
    1000 Value Index instead of the S&P 500 Index. The Russell 1000 Value Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

                                       Harris Oakmark Large Cap Value Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.75%   0.75%   0.75%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.08%   0.08%   0.08%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.83%   1.08%   0.98%

--------
(1) Harris directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.82% for Class A shares, 1.07% for Class B shares and 0.97% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 85      $265        $460     $1,025
               Class B   $110      $343        $595     $1,317
               Class E   $100      $312        $542     $1,201

Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                       Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris managed approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan joined Harris in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                State Street Research Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio's net assets in a portfolio of large capitalization stocks, which may include common and preferred stocks, convertible securities and warrants. You will receive 60 days' prior notice if this 80% minimum is going to change. State Street Research considers large capitalization companies to be those with market capitalizations at the time of investment within the range of companies included in the Russell 1000 Index or a similar index. A stock will continue to be considered a large capitalization company if the company has moved outside this range and the Portfolio may continue to hold the stock if State Street Research believes the stock remains an attractive investment. As of June 30, 2002, the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion. In the future, State Street Research may define large capitalization companies using a different index or classification system. The Portfolio may also invest up to 20% of its net assets in stocks of companies which are not large capitalization companies. This 20% may also include other securities, such as bonds and growth stocks. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among stocks, State Street Research uses a value approach and invests primarily in those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

State Street Research Large Cap Value Portfolio


  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                State Street Research Large Cap Value Portfolio


Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, it does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None

Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
                                                    ------- ------- -------
     Management Fees...............................  0.70%   0.70%   0.70%
     Distribution and Service (12b-1) Fees.........  0.00%   0.25%   0.15%
     Other Expenses................................  1.63%   1.63%   1.63%
                                                    ------  ------  ------
     Total Annual Portfolio Operating Expenses.....  2.33%   2.58%   2.48%
     Fee Waiver and/or Expense Reimbursement (1)(2) (1.38%) (1.38%) (1.38%)
                                                    ------  ------  ------
     Net Operating Expenses (1)....................  0.95%   1.20%   1.10%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

State Street Research Large Cap Value Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 97      $595       $1,120    $2,559
               Class B   $122      $671       $1,246    $2,812
               Class E   $112      $641       $1,196    $2,712

                                State Street Research Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Large Cap Value Portfolio



  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                State Street Research Large Cap Value Portfolio


When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Peter A. Zuger is the lead portfolio manager of the Portfolio and Anthony F. Forcione is a portfolio manager of the Portfolio. Mr. Zuger has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Zuger, a managing director, joined State Street Research in 1998 and has worked as an investment professional since 1976. Mr. Forcione has assisted with the management of the Portfolio since its inception and became a portfolio manager of the Portfolio in May 2003. Mr. Forcione, a vice president, joined State Street Research in 1992 and has worked as an investment professional since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio's average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.70% of the Portfolio's average daily net assets.

State Street Research Large Cap Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by State Street Research for Class S shares of State Street Research Large-Cap Value Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. Both State Street Research Large-Cap Value Fund and the Portfolio were managed by Peter A. Zuger for the periods shown. In 2003, Mr. Zuger became the lead portfolio manager, and Anthony F. Forcione became a portfolio manager, of both State Street Research Large-Cap Value Fund and the Portfolio. See further information about Mr. Forcione under "Portfolio Management" above. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of State Street Research Large-Cap Value Fund shown below. The exclusion of any other class of the State Street Research Large-Cap Value Fund and of other accounts managed by State Street Research with substantially similar investment policies does not render the performance shown below misleading. The performance of State Street Research Large-Cap Value Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                          State Street
                                            Research
                                            Large-Cap
                                              Value       S&P 500  Russell 1000
                                         Fund--Class S/1/ Index/2/ Value Index/2/
                                         ---------------  -------  -------------
Total Return for the Year Ended
  December 31, 2002.....................     -23.05%      -22.09%     -15.52%
Average Annual Total Return For the
  Past Three Years Ended December 31,
  2002..................................     -3.68%       -14.54%     -5.14%
Average Annual Total Return Since
  November 1, 1998......................     -2.12%       -3.90%      -0.20%

/1/ As of December 31, 2002, State Street Research Large-Cap Value Fund had assets of $103.5 million. The total returns were calculated using the actual fees and expenses of such fund. Had the Portfolio's estimated fees and expenses been used (whether before or after the estimated expense reimbursement), the performance figures would have been lower. The performance shown for the State Street Research Large-Cap Value Fund, which commenced operations in 1986, are for periods since November 1, 1998, when investment strategies substantially similar to those of the Portfolio were adopted.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. The Russell 1000 Value Index is an unmanaged index of common stocks of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index represents the largest 1000 U.S. companies.

                      FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days' prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, FMR generally defines medium market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

  Investment Selection

The Portfolio is not constrained by any particular investment style. At any given time, the Portfolio may tend to buy either "growth" stocks or "value" stocks, or a combination of both. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and company management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of mid cap stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Mid Cap Opportunities Portfolio



Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.80%   0.80%   0.80%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  3.62%   3.62%   3.62%
                                                   ------  ------  ------
Total Annual Portfolio Operating Expenses.........  4.42%   4.67%   4.57%
Fee Waiver and/or Expense Reimbursement(1)(2)..... (3.37%) (3.37%) (3.37%)
                                                   ------  ------  ------
Net Operating Expenses(1).........................  1.05%   1.30%   1.20%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $107     $1,031      $1,966    $4,352
Class B.......................   $132     $1,104      $2,082    $4,556
Class E.......................   $122     $1,075      $2,036    $4,475

                                             FI Mid Cap Opportunities Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

FI Mid Cap Opportunities Portfolio



  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of the Portfolio. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.80% of the Portfolio's average daily net assets.

                    Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests the Portfolio's assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2002, this capitalization range was $1.3 billion to $7.8 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Focused Value Portfolio


Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

                                         Harris Oakmark Focused Value Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----
-0.3%  30.4%  17.6%  17.4%  -5.5%  0.3%   20.5%  27.8%  -8.8%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................     -8.83%         5.88%             10.98%
Class B*......................     -9.06%         5.63%             10.73%
Class E*......................     -8.98%         5.73%             10.83%
Russell Midcap Index..........    -16.19%         2.19%             9.98%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Harris Oakmark Focused Value Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.75%   0.75%   0.75%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.07%   0.07%   0.07%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.82%   1.07%   0.97%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 84      $262        $455     $1,014
               Class B   $109      $340        $590     $1,306
               Class E   $ 99      $309        $536     $1,190

                                         Harris Oakmark Focused Value Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Harris Oakmark Focused Value Portfolio



Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris manages approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                                         Harris Oakmark Focused Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The exclusion of any other class of The Oakmark Select Fund and of other accounts managed by Harris with substantially similar investment policies does not render the performance shown below misleading. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                       The Oakmark Select    Russell
                                         Fund--Class I    Midcap Index/1/
                                       ------------------ --------------
       Total Return for the Year Ended
         December 31, 2002............       -12.47%          -16.19%
       Average Annual Total Return
         For the Past Five Years Ended
         December 31, 2002............        13.05%            2.19%
       Average Annual Total Return
         From Inception of The
         Oakmark Select Fund
         (November 1, 1996) to
         December 31, 2002............        21.18%            6.91%

/1/ The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

                     MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's Mid Cap 400 Composite Stock Price Index ("S&P MidCap 400 Index"). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2002, the median stock market capitalization of companies in the S&P MidCap 400 Index was $1.5 billion. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P Mid Cap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P Mid Cap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P Mid Cap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of mid cap stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                          MetLife Mid Cap Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


 2001    2002
-----   ------
-1.2%   -14.9%



During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                               Life of the Portfolio
                                 Past One Year    (July 1, 2000)
                                 ------------- ---------------------
            Class A.............    -14.91%           -4.20%
            Class B*............    -15.11%           -4.45%
            Class E*............    -15.02%           -4.35%
            S&P MidCap 400 Index    -14.52%           -3.44%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

MetLife Mid Cap Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.18%   0.18%   0.18%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $44       $138        $241      $542
               Class B   $69       $218        $379      $847
               Class E   $59       $186        $324      $726

                                          MetLife Mid Cap Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Mid Cap Stock Index Portfolio

Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1999   2000   2001   2002
-----  -----  ----  ------
22.7%  -3.8%  0.9%  -20.5%


During the period shown above, the highest quarterly return was 20.03% for the fourth quarter of 2001, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................    -20.48%           -0.03%
Class B*.....................................    -20.62%           -0.28%
Class E*.....................................    -20.58%           -0.18%
Russell 2000 Index...........................    -20.48%            1.66%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.24%   0.24%   0.24%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.49%   0.74%   0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.
  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                   Russell 2000 Index Portfolio


is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund's Index Portfolios. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                    State Street Research Aurora Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio's total assets in small-cap stocks which in the opinion of State Street Research are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index or the S&P Small Cap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if State Street Research continues to believe that those shares are an attractive investment. The Portfolio's stock investments may include common and preferred stocks, convertible securities and warrants.

State Street Research may adjust the composition of the Portfolio's holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks, growth stocks, preferred stock, convertible bonds or warrants. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among small company stocks, State Street Research takes a value approach, searching for those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         State Street Research Aurora Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

State Street Research Aurora Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


2001    2002
-----  ------
16.0%  -21.3%


During the period shown above, the highest quarterly return was 21.60% for the fourth quarter of 2001, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year    (July 1, 2000)
                                              ------------- ---------------------
Class A......................................    -21.31%            4.81%
Class B*.....................................    -21.48%            4.56%
Class E*.....................................    -21.49%            4.66%
Russell 2000 Value Index.....................    -11.43%            6.55%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                         State Street Research Aurora Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.85%   0.85%   0.85%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.10%   0.10%   0.10%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.95%   1.20%   1.10%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 97      $303        $525     $1,166
Class B............................   $122      $381        $660     $1,455
Class E............................   $112      $350        $606     $1,340

State Street Research Aurora Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                         State Street Research Aurora Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Aurora Portfolio



  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Small-Cap Value Team has been responsible for the Portfolio's day-to-day management since May 2003. The portfolio management team includes John F. Burbank, Paul Haagensen and Caroline Evascu. Mr. Burbank has been responsible for the management of the Portfolio since its inception, and has been


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         State Street Research Aurora Portfolio


lead portfolio manager since April 2001. Mr. Burbank, a managing director, joined State Street Research in 1987. Mr. Haagensen, a senior vice president, joined State Street Research in 2002. During the past five years he has also served as portfolio manager and senior analyst at Putnam Investments. Ms. Evascu, a vice president, joined State Street Research in 2001. During the past five years she has also served as a vice president and senior analyst at SG Cowen Asset Management, and as a research associate at Donaldson, Lufkin & Jenrette.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.85% of the Portfolio's average daily net assets.

                      Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2002, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the MSCI EAFE Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

                                            Morgan Stanley EAFE Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                     [CHART]

1999    2000    2001    2002
-----  ------  ------  ------
24.9%  -14.5%  -21.7%  -16.6%


During the period shown above, the highest quarterly return was 16.19% for the fourth quarter of 1999, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    -16.63%           -6.57%
Class B*..........................................    -16.76%           -6.82%
Class E*..........................................    -16.65%           -6.72%
MSCI EAFE Index...................................    -15.94%           -5.61%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                            Morgan Stanley EAFE Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.30%   0.30%   0.30%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.49%   0.49%   0.49%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  0.79%   1.04%   0.94%
Fee Waiver and/or Expense Reimbursement (1)............ (0.04%) (0.04%) (0.04%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  0.75%   1.00%   0.90%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 77      $248        $435     $  974
Class B............................   $102      $327        $570     $1,267
Class E............................   $ 92      $296        $516     $1,151

Morgan Stanley EAFE Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                            Morgan Stanley EAFE Index Portfolio


defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                          MFS Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, normally invests at least 40%, but not more than 75%, of the Portfolio's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stock and bonds, warrants or rights convertible into stock. The Portfolio may also invest in depositary receipts for such equity securities. The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Portfolio focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). The Portfolio may invest in fixed-income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Portfolio normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, but the Portfolio may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Portfolio may invest up to 20% of its net assets in foreign securities.

  Investment Selection

Equity Securities. The Portfolio will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Portfolio. This means that securities are selected based upon MFS's assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-income Securities. In selecting fixed-income investments for the Portfolio, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                                     MFS Total Return Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign equity or fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Total Return Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Back Bay Advisors and MFS.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10.6%  -1.1%  31.3%  15.0%  26.6%  19.7%  10.0%  -3.4%  -3.8%  -5.4%


During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                    Past One Year Past Five Years Past Ten Years
                                    ------------- --------------- --------------
Class A............................     -5.37%         2.97%          9.24%
Class B*...........................     -5.62%         2.72%          8.99%
Class E**..........................        N/A           N/A            N/A
S&P 500 Index......................    -22.09%        -0.58%          9.34%
Lehman Brothers Government/Credit
  Index............................     11.04%         7.62%          7.61%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

                                                     MFS Total Return Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.50%   0.50%   0.50%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.16%   0.16%   0.16%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.66%   0.91%   0.81%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $67       $211        $368     $  822
Class B............................   $93       $290        $504     $1,120
Class E............................   $83       $259        $450     $1,002

MFS Total Return Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                     MFS Total Return Portfolio



Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers headed by David M. Calabro, a Senior Vice President of MFS. Mr. Calabro has been employed in the investment management area of MFS since 1992. He is also a manager of the equity portion of the Portfolio. The other managers of the Portfolio's equity portion are Constantinos G. Mokas, Lisa B. Nurme, Steven R. Gorham and Kenneth
J. Enright, who are all Senior Vice Presidents at MFS. Mr. Mokas has been employed in the investment management area of MFS since 1990; Ms. Nurme, since 1987; Mr. Gorham, since 2002; and Mr. Enright, since 1986.

Michael W. Roberge, a Senior Vice President of MFS, is the manager of the fixed-income portion of the Portfolio. Mr. Roberge has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                 Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                 Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                 Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

State Street Research Bond Income Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                    State Street Research Bond Income Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                    State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

State Street Research Bond Income Portfolio


Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

                                    State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

Currently, each Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such

Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Alger Equity Growth Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $  20.74  $  25.06  $  29.34  $  25.11  $  17.62
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss)............................     0.01      0.00      0.03     (0.01)     0.04
Net realized and unrealized gain (loss) on investments..    (6.89)    (2.91)    (3.99)     8.34      8.37
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................    (6.88)    (2.91)    (3.96)     8.33      8.41
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................     0.00     (0.07)    (0.09)     0.00     (0.04)
Distributions from net realized capital gains...........     0.00     (1.34)     0.00     (0.01)     0.00
Distributions in excess of net realized capital gains...     0.00      0.00     (0.23)    (4.09)    (0.88)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................     0.00     (1.41)    (0.32)    (4.10)    (0.92)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $  13.86  $  20.74  $  25.06  $  29.34  $  25.11
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................    (33.2)    (12.0)    (13.7)     34.1      47.8
Ratio of operating expenses to average net assets (%)...     0.79      0.84      0.79      0.80      0.83
Ratio of net investment income to average net assets (%)     0.05      0.00      0.23     (0.03)     0.19
Portfolio turnover rate (%).............................      243        88        88       128       119
Net assets, end of period (000)......................... $449,676  $788,097  $968,357  $841,053  $410,726

                                                                    Class B                Class E
                                                                ---------------- -----------------------
                                                                July 30, 2002(a)     Year     May 1, 2001(a)
                                                                    through         Ended        through
                                                                  December 31,   December 31,  December 31,
                                                                      2002           2002          2001
                                                                ---------------- ------------ --------------
Net Asset Value, Beginning of Period...........................      $14.64        $ 20.64        $23.50
                                                                     ------        -------        ------
Income From Investment Operations
Net investment income (loss)...................................       (0.01)         (0.01)         0.00
Net realized and unrealized gain (loss) on investments.........       (0.98)         (6.85)        (2.86)
                                                                     ------        -------        ------
    Total from investment operations...........................       (0.99)         (6.86)        (2.86)
                                                                     ------        -------        ------
Net Asset Value, End of Period.................................      $13.65        $ 13.78        $20.64
                                                                     ======        =======        ======
Total Return (%)...............................................        (6.8)(b)      (33.2)        (12.2)(b)
Ratio of operating expenses to average net assets (%)..........        1.04 (c)       0.94          0.99 (c)
Ratio of net investment income (loss) to average net assets (%)       (0.24)(c)      (0.06)         0.00 (c)
Portfolio turnover rate (%)....................................         243 (c)        243            88 (c)
Net assets, end of period (000)................................      $    1        $15,218        $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   Harris Oakmark Large Cap Value Portfolio

                                                                                  Class A
                                                         -----------------------------------------------------
                                                                                               November 9, 1998(a)
                                                                Year Ended December 31,              through
                                                         ------------------------------------     December 31,
                                                           2002      2001      2000     1999          1998
                                                         --------  --------  -------  -------  -------------------
Net Asset Value, Beginning of Period.................... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                                         --------  --------  -------  -------        ------
Income From Investment Operations
Net investment income...................................     0.06      0.08     0.13     0.10          0.03
Net realized and unrealized gain (loss) on investments..    (1.66)     1.72     0.97    (0.78)        (0.30)
                                                         --------  --------  -------  -------        ------
    Total from investment operations....................    (1.60)     1.80     1.10    (0.68)        (0.27)
                                                         --------  --------  -------  -------        ------
Less Distributions
Distributions from net investment income................    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
Distributions from net realized capital gains...........    (0.16)     0.00    (0.10)   (0.01)         0.00
Tax return of capital...................................    (0.10)     0.00     0.00     0.00          0.00
                                                         --------  --------  -------  -------        ------
    Total distributions.................................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                                         --------  --------  -------  -------        ------
Net Asset Value, End of Period.......................... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                                         ========  ========  =======  =======        ======
Total Return (%)........................................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average net assets (%)     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............................       30        33       82       17            16 (c)
Net assets, end of period (000)......................... $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)..........................       --        --       --     1.15          1.79 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)     Year     May 1, 2001(a)
                                                                     through         Ended        through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 9.96        $ 11.55        $11.00
                                                                      ------        -------        ------
Income From Investment Operations
Net investment income...........................................        0.01           0.09          0.00
Net realized and unrealized gain (loss) on investments..........       (0.38)         (1.71)         0.55
                                                                      ------        -------        ------
    Total from investment operations............................       (0.37)         (1.62)         0.55
                                                                      ------        -------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.08)         0.00
Distributions from net realized capital gains...................        0.00          (0.16)         0.00
Tax return of capital...........................................        0.00          (0.10)         0.00
                                                                      ------        -------        ------
    Total distributions.........................................        0.00          (0.34)         0.00
                                                                      ------        -------        ------
Net Asset Value, End of Period..................................      $ 9.59        $  9.59        $11.55
                                                                      ======        =======        ======
Total Return (%)................................................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average net assets (%)........        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%).....................................          30 (c)         30            33 (c)
Net assets, end of period (000).................................      $    9        $24,936        $  185

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                State Street Research Large Cap Value Portfolio

                                                                  Class A         Class B         Class E
                                                               -------------- ---------------- --------------
                                                               May 1, 2002(a) July 30, 2002(a) May 1, 2002(a)
                                                                  through         through         through
                                                                December 31,    December 31,    December 31,
                                                                    2002            2002            2002
                                                               -------------- ---------------- --------------
Net Asset Value, Beginning of Period..........................     $10.00          $ 8.30          $10.00
                                                                   ------          ------          ------
Income From Investment Operations
Net investment income.........................................       0.06            0.03            0.04
Net realized and unrealized gain (loss) on investments........      (2.06)          (0.36)          (2.04)
                                                                   ------          ------          ------
    Total from investment operations..........................      (2.00)          (0.33)          (2.00)
                                                                   ------          ------          ------
Less Distributions
Distributions from net investment income......................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
    Total distributions.......................................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
Net Asset Value, End of Period................................     $ 7.95          $ 7.95          $ 7.95
                                                                   ======          ======          ======
Total Return (%)..............................................      (20.0)(b)        (4.0)(b)       (20.0)(b)
Ratio of operating expenses to average net assets (%).........       0.85 (c)        1.10 (c)        1.00 (c)
Ratio of net investment income to average net assets (%)......       1.18 (c)        0.93 (c)        1.03 (c)
Portfolio turnover rate (%)...................................         84 (c)          84 (c)          84 (c)
Net assets, end of period (000)...............................     $4,642          $    1          $4,911
The Ratios of operating expenses to average net assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................       2.33            2.58            2.48

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                      FI Mid Cap Opportunities Portfolio

                                                                   Class A        Class B        Class E
                                                                -------------- -------------- --------------
                                                                May 1, 2002(a) May 1, 2002(a) May 1, 2002(a)
                                                                   through        through        through
                                                                 December 31,   December 31,   December 31,
                                                                     2002           2002           2002
                                                                -------------- -------------- --------------
Net Asset Value, Beginning of Period...........................     $10.00         $10.00         $10.00
                                                                    ------         ------         ------
Income From Investment Operations
Net investment income..........................................       0.00           0.00           0.00
Net realized and unrealized gain (loss) on investments.........      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
    Total from investment operations...........................      (1.81)         (1.82)         (1.81)
                                                                    ------         ------         ------
Net Asset Value, End of Period.................................     $ 8.19         $ 8.18         $ 8.19
                                                                    ======         ======         ======
Total Return (%)...............................................      (18.1)(b)      (18.2)(b)      (18.1)(b)
Ratio of operating expenses to average net assets (%)..........       0.95 (c)       1.20 (c)       1.10 (c)
Ratio of net investment income (loss) to average net assets (%)      (0.08)(c)      (0.15)(c)      (0.12)(c)
Portfolio turnover rate (%)....................................        250 (c)        250 (c)        250 (c)
Net assets, end of period (000)................................     $2,244         $  933         $2,676
The Ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%)......................................................       4.42 (c)       4.67 (c)       4.57 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Harris Oakmark Focused Value Portfolio


                                                                                             Class A
                                                                         -----------------------------------------------
                                                                                     Year Ended December 31,
                                                                         -----------------------------------------------
                                                                           2002      2001      2000     1999      1998
                                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................................... $ 186.12  $ 146.67  $ 121.71 $ 122.85  $ 170.59
                                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................................     0.27      0.42      1.15     1.36      1.09
Net realized and unrealized gain (loss) on investments..................   (16.70)    40.09     23.81    (0.97)   (11.41)
                                                                         --------  --------  -------- --------  --------
    Total from investment operations....................................   (16.43)    40.51     24.96     0.39    (10.32)
                                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................................    (0.36)    (1.06)     0.00    (1.36)    (1.09)
Distributions in excess of net investment income........................     0.00      0.00      0.00    (0.17)     0.00
Distributions from net realized capital gains...........................     0.00      0.00      0.00     0.00    (36.08)
Distributions in excess of net realized capital gains...................     0.00      0.00      0.00     0.00     (0.25)
                                                                         --------  --------  -------- --------  --------
    Total distributions.................................................    (0.36)    (1.06)     0.00    (1.53)   (37.42)
                                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................................... $ 169.33  $ 186.12  $ 146.67 $ 121.71  $ 122.85
                                                                         ========  ========  ======== ========  ========
Total Return (%)........................................................     (8.8)     27.8      20.5      0.3      (5.5)
Ratio of operating expenses to average net assets before expense
 reductions (%).........................................................     0.82      0.87      0.90     0.88      0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).....................................................     0.82      0.84        --       --        --
Ratio of net investment income to average net assets (%)................     0.22      0.43      0.98     1.08      0.66
Portfolio turnover rate (%).............................................       11        28       143      119       171
Net assets, end of period (000)......................................... $438,359  $370,959  $139,518 $109,280  $112,997
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)..........       --        --      0.96       --      0.90

                                                                        Class B                        Class E
                                                           ------------------------------    ------------------------
                                                            Year Ended  February 20, 2001(a)  Year Ended  May 1, 2001(a)
                                                           December 31,       through        December 31,    through
                                                               2002         December 31,         2002      December 31,
Net Asset Value, Beginning of Period......................   $ 184.25         $159.20          $185.17       $164.26
                                                             --------         -------          -------       -------
Income From Investment Operations
Net investment income.....................................       0.16            0.01             0.25          0.02
Net realized and unrealized gain (loss) on investments....     (16.83)          25.04           (16.85)        20.89
                                                             --------         -------          -------       -------
    Total from investment operations......................     (16.67)          25.05           (16.60)        20.91
                                                             --------         -------          -------       -------
Less Distributions
Distributions from net investment income..................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
    Total distributions...................................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
Net Asset Value, End of Period............................   $ 167.26         $184.25          $168.22       $185.17
                                                             ========         =======          =======       =======
Total Return (%)..........................................       (9.1)          15.7 (b)          (9.0)        12.7 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)...................................       1.07           1.12 (c)          0.97         1.02 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)...............................       1.07           1.09 (c)          0.97         0.99 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................      (0.06)          0.02 (c)          0.05         0.09 (c)
Portfolio turnover rate (%)...............................         11             28 (c)            11           28 (c)
Net assets, end of period (000)...........................   $140,273         $24,082          $74,818       $10,416

--------
(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                     MetLife Mid Cap Stock Index Portfolio

                                                           Class A                           Class B
                                              ------------------------------     ---------------------------
                                                  Year Ended     July 5, 2000(a)              January 2, 2001(a)
                                                 December 31,        through      Year Ended       through
                                              -----------------   December 31,   December 31,    December 31,
                                                2002      2001        2000           2002            2001
                                              --------  -------  --------------- ------------ ------------------
Net Asset Value, Beginning of Period......... $  10.46  $ 10.64      $ 10.00       $ 10.43          $10.54
                                              --------  -------      -------       -------          ------
Income From Investment Operations
Net investment income........................     0.05     0.06         0.03          0.03            0.04
Net realized and unrealized gain (loss) on
 investments.................................    (1.60)   (0.19)        0.66         (1.60)          (0.10)
                                              --------  -------      -------       -------          ------
    Total from investment operations.........    (1.55)   (0.13)        0.69         (1.57)          (0.06)
                                              --------  -------      -------       -------          ------
Less Distributions
Distributions from net investment income.....    (0.04)   (0.02)       (0.03)        (0.03)          (0.02)
Distributions from net realized capital gains     0.00    (0.03)       (0.02)         0.00           (0.03)
                                              --------  -------      -------       -------          ------
    Total distributions......................    (0.04)   (0.05)       (0.05)        (0.03)          (0.05)
                                              --------  -------      -------       -------          ------
Net Asset Value, End of Period............... $   8.87  $ 10.46      $ 10.64       $  8.83          $10.43
                                              ========  =======      =======       =======          ======
Total Return (%).............................    (14.9)    (1.2)         6.8 (b)     (15.1)            3.1 (b)
Ratio of operating expenses to average net
 assets (%)..................................     0.43     0.45         0.45 (c)      0.68            0.70 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.70     0.71         0.92 (c)      0.46            0.48 (c)
Portfolio turnover rate (%)..................       46       45          124 (c)        46              45 (c)
Net assets, end of period (000).............. $117,340  $97,505      $61,934       $12,790          $5,895
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       --     0.52         0.83 (c)        --            0.77 (c)

                                                                                          Class E
                                                                                -----------------------
                                                                                             May 1, 2001(a)
                                                                                 Year Ended     through
                                                                                December 31,  December 31,
                                                                                    2002          2001
                                                                                ------------ --------------
Net Asset Value, Beginning of Period...........................................    $10.45        $10.54
                                                                                   ------        ------
Income From Investment Operations
Net investment income..........................................................      0.05          0.00
Net realized and unrealized gain (loss) on investments.........................     (1.61)        (0.09)
                                                                                   ------        ------
    Total from investment operations...........................................     (1.56)        (0.09)
                                                                                   ------        ------
Less Distributions
Distributions from net investment income.......................................     (0.04)         0.00
                                                                                   ------        ------
    Total distributions........................................................     (0.04)         0.00
                                                                                   ------        ------
Net Asset Value, End of Period.................................................    $ 8.85        $10.45
                                                                                   ======        ======
Total Return (%)...............................................................     (15.0)         (0.9)(b)
Ratio of operating expenses to average net assets (%)..........................      0.58          0.60 (c)
Ratio of net investment income to average net assets (%).......................      0.62          0.00 (c)
Portfolio turnover rate (%)....................................................        46            45 (c)
Net assets, end of period (000)................................................    $9,804        $  0.1
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)...........................        --          0.67 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    State Street Research Aurora Portfolio

                                                       Class A                         Class B
                                         -------------------------------     -----------------------
                                             Year Ended      July 5, 2000(a)              May 1, 2001(a)
                                            December 31,         through      Year Ended     through
                                         ------------------   December 31,   December 31,  December 31,
                                           2002      2001         2000           2002          2001
                                         --------  --------  --------------- ------------ --------------
Net Asset Value, Beginning of Period.... $  14.13  $  12.24      $ 10.00        $14.12        $14.12
                                         --------  --------      -------        ------        ------
Income From Investment Operations
Net investment income (loss)............    (0.04)     0.02         0.03          0.00          0.00
Net realized and unrealized gain (loss)
 on investments.........................    (2.95)     1.94         2.29         (3.01)         0.00
                                         --------  --------      -------        ------        ------
    Total from investment operations....    (2.99)     1.96         2.32         (3.01)         0.00
                                         --------  --------      -------        ------        ------
Less Distributions
Distributions from net investment income    (0.01)    (0.01)       (0.03)        (0.01)         0.00
Distributions from net realized capital
 gains..................................    (0.06)    (0.06)       (0.05)        (0.06)         0.00
                                         --------  --------      -------        ------        ------
    Total distributions.................    (0.07)    (0.07)       (0.08)        (0.07)         0.00
                                         --------  --------      -------        ------        ------
Net Asset Value, End of Period.......... $  11.07  $  14.13      $ 12.24        $11.04        $14.12
                                         ========  ========      =======        ======        ======
Total Return (%)........................    (21.3)     16.0         23.2 (b)     (21.5)          0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.95      0.98         1.05 (c)      1.20          1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.28)     0.18         1.12 (c)     (0.53)         0.00 (c)
Portfolio turnover rate (%).............       27        15           24 (c)        27            15 (c)
Net assets, end of period (000)......... $319,202  $291,426      $54,379        $   10        $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        1.34 (c)         --            --

                                                                     Class E
                                                           -----------------------
                                                                        May 1, 2001(a)
                                                            Year Ended     through
                                                           December 31,  December 31,
                                                           ------------ --------------
Net Asset Value, Beginning of Period......................   $ 14.12        $14.12
                                                             -------        ------
Income From Investment Operations
Net investment income (loss)..............................     (0.01)        (0.01)
Net realized and unrealized gain (loss) on investments....     (3.00)         0.01
                                                             -------        ------
    Total from investment operations......................     (3.01)         0.00
                                                             -------        ------
Less Distributions
Distributions from net investment income..................     (0.01)         0.00
Distributions from net realized capital gains.............     (0.06)         0.00
                                                             -------        ------
    Total distributions...................................     (0.07)         0.00
                                                             -------        ------
Net Asset Value, End of Period............................   $ 11.04        $14.12
                                                             =======        ======
Total Return (%)..........................................     (21.5)          0.0 (b)
Ratio of operating expenses to average net assets (%).....      1.10          1.13 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................     (0.43)        (0.25)(c)
Portfolio turnover rate (%)...............................        27            15 (c)
Net assets, end of period (000)...........................   $56,055        $6,720
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)......................................        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                      Morgan Stanley EAFE Index Portfolio

                                                                               Class A
                                                      ------------------------------------------------------
                                                                                             November 9, 1998(a)
                                                             Year Ended December 31,               through
                                                      -------------------------------------     December 31,
                                                        2002      2001      2000      1999          1998
                                                      --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period................. $   8.75  $  11.22  $  13.34  $ 10.80        $ 10.00
                                                      --------  --------  --------  -------        -------
Income From Investment Operations
Net investment income................................     0.10      0.09      0.07     0.10           0.01
Net realized and unrealized gain (loss) on
 investments.........................................    (1.55)    (2.52)    (2.00)    2.58           0.80
                                                      --------  --------  --------  -------        -------
    Total from investment operations.................    (1.45)    (2.43)    (1.93)    2.68           0.81
                                                      --------  --------  --------  -------        -------
Less Distributions
Distributions from net investment income.............    (0.04)    (0.03)    (0.11)   (0.06)         (0.01)
Distributions from net realized capital gains........     0.00     (0.01)    (0.08)   (0.08)          0.00
                                                      --------  --------  --------  -------        -------
    Total distributions..............................    (0.04)    (0.04)    (0.19)   (0.14)         (0.01)
                                                      --------  --------  --------  -------        -------
Net Asset Value, End of Period....................... $   7.26  $   8.75  $  11.22  $ 13.34        $ 10.80
                                                      ========  ========  ========  =======        =======
Total Return (%).....................................    (16.6)    (21.7)    (14.5)    24.9            8.1 (b)
Ratio of operating expenses to average net assets (%)     0.73      0.70      0.58     0.50           0.49 (c)
Ratio of net investment income to average net
 assets (%)..........................................     1.43      1.00      0.76     1.25           0.71 (c)
Portfolio turnover rate (%)..........................       23         9        10       44             13 (c)
Net assets, end of period (000)...................... $112,325  $112,775  $100,950  $82,355        $25,453
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...............     0.79      0.82      0.78     1.77           1.41 (c)

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........    $ 8.66          $11.12          $ 8.74        $10.43
                                                 ------          ------          ------        ------
Income From Investment Operations
Net investment income........................      0.06            0.04            0.06          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (1.50)          (2.46)          (1.51)        (1.69)
                                                 ------          ------          ------        ------
    Total from investment operations.........     (1.44)          (2.42)          (1.45)        (1.69)
                                                 ------          ------          ------        ------
Less Distributions
Distributions from net investment income.....     (0.04)          (0.03)          (0.04)         0.00
Distributions from net realized capital gains      0.00           (0.01)           0.00          0.00
                                                 ------          ------          ------        ------
    Total distributions......................     (0.04)          (0.04)          (0.04)         0.00
                                                 ------          ------          ------        ------
Net Asset Value, End of Period...............    $ 7.18          $ 8.66          $ 7.25        $ 8.74
                                                 ======          ======          ======        ======
Total Return (%).............................     (16.8)          (21.8)(b)       (16.7)        (16.2)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.98            0.95 (c)        0.88          0.85 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.11            0.46 (c)        1.02          0.00 (c)
Portfolio turnover rate (%)..................        23               9 (c)          23             9 (c)
Net assets, end of period (000)..............    $9,654          $4,099          $9,838        $   61
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)....................................      1.04            1.07 (c)        0.94          0.97 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                          MFS Total Return Portfolio

                                                                   Class A                         Class B
                                              ------------------------------------------------  --------------
                                                                                                May 1, 2002(a)
                                                           Year Ended December 31,                 through
                                              ------------------------------------------------   December 31,
                                                2002      2001      2000      1999      1998         2002
                                              --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Year........... $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85     $129.24
                                              --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net investment income........................     3.89      4.60      6.49      6.98      6.56        0.99
Net realized and unrealized gain (loss) on
 investments.................................   (10.18)   (11.61)   (12.98)    13.48     30.50      (11.22)
                                              --------  --------  --------  --------  --------     -------
    Total from investment operations.........    (6.29)    (7.01)    (6.49)    20.46     37.06      (10.23)
                                              --------  --------  --------  --------  --------     -------
Less Distributions
Distributions from net investment income.....    (4.47)    (6.60)     0.00     (6.83)    (6.51)       0.00
Distributions from net realized capital
 gains.......................................   (11.33)   (30.39)    (4.41)   (24.57)   (12.64)       0.00
                                              --------  --------  --------  --------  --------     -------
    Total Distributions......................   (15.80)   (36.99)    (4.41)   (31.40)   (19.15)       0.00
                                              --------  --------  --------  --------  --------     -------
Net Asset Value, End of Year................. $ 119.83  $ 141.92  $ 185.92  $ 196.82  $ 207.76     $119.01
                                              ========  ========  ========  ========  ========     =======
Total Return (%).............................     (5.4)     (3.8)     (3.4)     10.0      19.7        (7.9)(b)
Ratio of operating expenses to average net
 assets (%)..................................     0.66      0.63      0.58      0.58      0.58        0.91 (c)
Ratio of net investment income to average net
 assets (%)..................................     2.98      2.96      3.14      3.16      3.15        2.75 (c)
Portfolio turnover rate (%)..................       91       160        48        49        25          91 (c)
Net assets, end of year (000)................ $133,092  $157,716  $181,270  $218,881  $213,639     $ 7,168

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                   EQUITY AND FIXED-INCOME
                                         PORTFOLIO
Harris Oakmark Large Cap Value Portfolio
MetLife Stock Index Portfolio            State Street Research Diversified
State Street Research Investment Trust     Portfolio
  Portfolio
                                         FIXED-INCOME PORTFOLIOS
Janus Mid Cap Portfolio
                                         Lehman Brothers(R) Aggregate Bond Index
Russell 2000(R) Index Portfolio            Portfolio
T. Rowe Price Small Cap Growth           State Street Research Bond Income
  Portfolio                                Portfolio

INTERNATIONAL/GLOBAL EQUITY
PORTFOLIOS

Morgan Stanley EAFE(R) Index Portfolio
Putnam International Stock Portfolio
Scudder Global Equity Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................  3
Section II--Information about each Portfolio...............................  6
Section III--Other Information about the Fund.............................. 88
Financial Highlights....................................................... 91

                       Information about each Portfolio
                       --------------------------------
Harris Oakmark Large Cap Value Portfolio...................................  8
MetLife Stock Index Portfolio.............................................. 14
State Street Research Investment Trust Portfolio........................... 19
Janus Mid Cap Portfolio.................................................... 25
Russell 2000 Index Portfolio............................................... 33
T. Rowe Price Small Cap Growth Portfolio................................... 38
Morgan Stanley EAFE Index Portfolio........................................ 45
Putnam International Stock Portfolio....................................... 51
Scudder Global Equity Portfolio............................................ 57
State Street Research Diversified Portfolio................................ 64
Lehman Brothers Aggregate Bond Index Portfolio............................. 74
State Street Research Bond Income Portfolio................................ 80

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios which offers Class A, Class B and Class E shares. Twelve of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Janus Mid Cap Portfolio is a "diversified" fund. As a "non-diversified" fund, the Janus Mid Cap Portfolio may hold fewer securities than the other Portfolios. If the stocks held by Janus Mid Cap Value Portfolio perform poorly, the Portfolio could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.


A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the "Index Portfolios") and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above.

Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                       Harris Oakmark Large Cap Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Large Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                [CHART]

 1999  2000   2001    2002
-----  -----  -----  ------
-6.9%  12.4%  18.4%  -14.2%


During the period shown above, the highest quarterly return was -12.92% for the second quarter of 1999, and the lowest quarterly return was -16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                       Life of the
                                                        Portfolio
                                                       (November 1,
                                         Past One Year    1998)
                                         ------------- ------------
             Class A....................    -14.16%        0.83%
             Class B*...................    -14.41%        0.58%
             Class E**..................    -14.29%        0.68%
             S&P 500 Index..............    -22.09%       -3.90%
             Russell 1000 Value Index***    -15.52%       -0.20%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Russell
    1000 Value Index instead of the S&P 500 Index. The Russell 1000 Value Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

                                       Harris Oakmark Large Cap Value Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.75%   0.75%   0.75%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.08%   0.08%   0.08%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.83%   1.08%   0.98%

--------
(1) Harris directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.82% for Class A shares, 1.07% for Class B shares and 0.97% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 85      $265        $460     $1,025
               Class B   $110      $343        $595     $1,317
               Class E   $100      $312        $542     $1,201

Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                       Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris managed approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan joined Harris in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%  -26.1%


During the period shown above, the highest quarterly return was 19.47% for the fourth quarter of 1998, and the lowest quarterly return was -17.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......    -26.13%        -2.67%          7.28%
           Class B*.....    -26.28%        -2.92%          7.03%
           Class E*.....    -26.21%        -2.82%          7.13%
           S&P 500 Index    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                               State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.49%   0.49%   0.49%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.54%   0.79%   0.69%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.52% for Class A shares, 0.77% for Class B shares and 0.67% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $55       $173        $302      $677
               Class B   $81       $252        $439      $978
               Class E   $70       $221        $384      $859

State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                               State Street Research Investment Trust Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Investment Trust Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since its inception. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since its inception, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio's average daily net assets.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with capitalizations between approximately $1.3 billion and $10.8 billion.

The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Janus Mid Cap Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                        Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998    1999    2000    2001    2002
-----  ------  ------  ------  ------
37.2%  122.9%  -31.2%  -37.3%  -29.0%


During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years    (March 1, 1997)
                               ------------- --------------- ---------------------
Class A.......................    -28.98%        -1.31%              3.20%
Class B*......................    -29.17%        -1.56%              2.95%
Class E*......................    -23.05%        -1.46%              3.05%
S&P MidCap 400 Index..........    -14.52%         6.41%             10.10%
Russell Midcap Growth Index**.    -27.41%        -1.82%              1.56%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the Russell
   Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio's subadviser believes that the Russell Midcap Growth Index better reflects the universe of mid cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.69%   0.69%   0.69%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.06%   0.06%   0.06%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....  0.75%   1.00%   0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 77      $240        $417     $  930
Class B.......................   $102      $318        $552     $1,225
Class E.......................   $ 92      $287        $498     $1,108

                                                        Janus Mid Cap Portfolio


                                     More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

                                                        Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2002, Janus managed approximately $138 billion in assets. Janus is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

Jonathan D. Coleman, Executive Vice President, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1995 as a research analyst.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                         Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1999   2000   2001   2002
-----  -----  ----  ------
22.7%  -3.8%  0.9%  -20.5%


During the period shown above, the highest quarterly return was 20.03% for the fourth quarter of 2001, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................    -20.48%           -0.03%
Class B*.....................................    -20.62%           -0.28%
Class E*.....................................    -20.58%           -0.18%
Russell 2000 Index...........................    -20.48%            1.66%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.24%   0.24%   0.24%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.49%   0.74%   0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.
  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                   Russell 2000 Index Portfolio


is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                   T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in a diversified group of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of December 31, 2002, this included companies with market capitalizations of approximately $2.9 billion and below. A company will continue to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

  Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a "top down" manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing--research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

                                       T. Rowe Price Small Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

T. Rowe Price Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998  1999   2000   2001    2002
----  -----  -----  -----  ------
3.5%  28.0%  -9.1%  -9.0%  -26.7%

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was -24.72% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                            Life of the Portfolio
                                              Past One Year Past Five Years    (March 1, 1997)
                                              ------------- --------------- ---------------------
Class A......................................    -26.68%        -4.29%             -0.80%
Class B*.....................................    -26.93%        -4.54%             -1.05%
Class E**....................................    -26.78%        -4.44%             -0.95%
Russell 2000 Growth Index....................    -30.26%        -6.59%             -3.06%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                       T. Rowe Price Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.52%   0.52%   0.52%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.09%   0.09%   0.09%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.61%   0.86%   0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $62       $195        $340     $  762
Class B............................   $88       $274        $477     $1,061
Class E............................   $78       $243        $422     $  942

T. Rowe Price Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio's investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                       T. Rowe Price Small Cap Growth Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

T. Rowe Price Small Cap Growth Portfolio



Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about $140.6 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio's average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.52% of the Portfolio's average daily net assets.

                      Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2002, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the MSCI EAFE Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Morgan Stanley EAFE Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                            Morgan Stanley EAFE Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                     [CHART]

1999    2000    2001    2002
-----  ------  ------  ------
24.9%  -14.5%  -21.7%  -16.6%


During the period shown above, the highest quarterly return was 16.19% for the fourth quarter of 1999, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    -16.63%           -6.57%
Class B*..........................................    -16.76%           -6.82%
Class E*..........................................    -16.65%           -6.72%
MSCI EAFE Index...................................    -15.94%           -5.61%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Morgan Stanley EAFE Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.30%   0.30%   0.30%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.49%   0.49%   0.49%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............  0.79%   1.04%   0.94%
Fee Waiver and/or Expense Reimbursement (1)............ (0.04%) (0.04%) (0.04%)
                                                        ------  ------  ------
Net Operating Expenses (1).............................  0.75%   1.00%   0.90%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 77      $248        $435     $  974
Class B............................   $102      $327        $570     $1,267
Class E............................   $ 92      $296        $516     $1,151

                                            Morgan Stanley EAFE Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Morgan Stanley EAFE Index Portfolio


defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                           Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                           Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                        Scudder Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Deutsche Investment Management Americas Inc. ("Deutsche Investment Management"), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio's assets in equity securities (primarily common stock) of U.S. and foreign-based companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

  Stock Selection

In choosing stocks, Deutsche Investment Management uses a combination of three analytical disciplines:

Bottom-up research. Deutsche Investment Management looks for companies that are industry leaders, have strong finances and management, and appear able to make the most of local, regional and global opportunities.

Growth orientation. Deutsche Investment Management primarily invests in companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. Deutsche Investment Management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Deutsche Investment Management intends to keep the Portfolio's holdings diversified across industries and geographical areas, although, depending on its outlook, it may increase or reduce the Portfolio's exposure to a given industry or area.

Deutsche Investment Management uses analytical tools to actively monitor the risk profile of the Portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

Deutsche Investment Management uses several strategies in seeking to reduce downside risk, including : (i) diversifying broadly among companies, industries, countries and regions; (ii) focusing on high quality companies with reasonable valuations; and (iii) generally focusing on countries with developed economies.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Scudder Global Equity Portfolio



The Portfolio will normally sell a stock when Deutsche Investment Management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the Portfolio's emphasis on a given country.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                Scudder Global Equity Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998   1999   2000    2001    2002
-----  -----  -----  ------  ------
16.0%  25.2%  -1.6%  -16.1%  -16.0%


During the period shown above, the highest quarterly return was 16.04% for the fourth quarter of 1999, and the lowest quarterly return was -16.60% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                                 Life of the Portfolio
                                                   Past One Year Past Five Years    (March 1, 1997)
                                                   ------------- --------------- ---------------------
Class A...........................................    -16.01%          0.13%             1.70%
Class B*..........................................        N/A            N/A               N/A
Class E**.........................................    -16.12%         -0.02%             1.55%
MSCI World Index (net dividends)..................    -19.89%         -2.11%             0.28%
--------
*  No Class B shares of this Portfolio were outstanding as of December 31, 2002.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Scudder Global Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.64%   0.64%   0.64%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.17%   0.17%   0.17%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.81%   1.06%   0.96%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 83      $259        $450     $1,002
Class B............................   $108      $337        $585     $1,294
Class E............................   $ 98      $306        $531     $1,178

                                                Scudder Global Equity Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Deutsche Investment Management may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Deutsche Investment Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Scudder Global Equity Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

It is a fundamental policy of the Portfolio that no more than 5% of its assets may be committed to transactions in options, futures or other derivative instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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                                                Scudder Global Equity Portfolio



Portfolio Management

Deutsche Investment Management is a wholly-owned subsidiary of Deutsche Bank AG, the world's fourth largest asset management firm based on assets under management. As of December 31, 2002 Deutsche Investment Management had more than $389 billion in assets under management. Deutsche Investment Management is located at 345 Park Avenue, New York, New York 10154.

The Portfolio is managed by a team of investment professionals led by William
E. Holzer, a Managing Director who has been with Deutsche Investment Management (formerly named Zurich Scudder Investments, Inc.) since 1980. The other team members include Steve M. Wreford, Vice President, and Nick Bratt, Managing Director. Mr. Wreford and Mr. Bratt have been with Deutsche Investment Management since 2001 and 1976, respectively. Mr. Holzer and Mr. Wreford are responsible for the day-to-day management of the Portfolio including global equity strategy. Mr. Bratt's broad responsibilities include strategic insight for the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio's average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.64% of the Portfolio's average daily net assets.

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                  State Street Research Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in equity securities, fixed-income securities and short-term money market instruments.
The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

The Portfolio's investments in equity securities will be in stocks and convertible securities that have long-term growth potential.

The Portfolio's fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations ("CMOs") and collateralized debt obligations ("CDOs"), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

The Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Diversified Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

With respect to the money market portion, the Portfolio may invest in the highest quality, U.S. dollar denominated, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper, asset-backed securities and U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest the entire money market portion of its assets in any one type of security. The money market instrument portion of the Portfolio's assets will be invested in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of those securities will not be more than 90 days.

As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

  Investment Selection

Equity Securities. In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

Fixed-income Securities. In selecting fixed-income securities, State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short- term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

State Street Research Diversified Portfolio


desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

State Street Research monitors and adjusts the investments of the Portfolio's fixed-income portion to try to maintain a duration generally within 11/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was 3.75 years.

Money Market Instruments. In selecting money market instruments, State Street Research invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

  . Poor performance of equity securities relative to fixed-income securities when State Street Research emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when State Street Research invests relatively more of the Portfolio's assets in fixed-income securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                    State Street Research Diversified Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995    1996  1997   1998   1999  2000  2001    2002
-----  -----  -----  -----  -----  -----  ----  ----  -----  ------
12.8%  -3.1%  27.0%  14.5%  20.6%  19.6%  8.7%  1.0%  -6.3%  -13.9%


During the period shown above, the highest quarterly return was 11.68% for the second quarter of 1997, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     -13.88%         1.17%         7.35%
Class B*......................         N/A           N/A           N/A
Class E**.....................     -13.93%         1.02%         7.20%
S&P 500 Index.................     -22.09%        -0.58%         9.34%
Lehman Brothers Aggregate
  Bond Index..................      10.25%         7.55%         7.51%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

State Street Research Diversified Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.44%   0.44%   0.44%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses (1)................................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses (1).....  0.49%   0.74%   0.64%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.48% for Class A shares, 0.73% for Class B shares and 0.63% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

                                    State Street Research Diversified Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

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State Street Research Diversified Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                    State Street Research Diversified Portfolio


investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

State Street Research Diversified Portfolio



Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the fixed-income portion and making decisions with

                                    State Street Research Diversified Portfolio


regard to duration targets, yield curve positioning and weightings of sectors and types of securities. The equity portion of the Portfolio is managed by Mr. John T. Wilson as the lead portfolio manager and by Mr. Greg Markel as portfolio manager. Mr. Wilson has been responsible for the day-to-day management of the equity portion of the Portfolio since July 1996. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director, joined State Street Research in 1996. Mr. Markel has assisted with the management of the Portfolio since 1997, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president, joined State Street Research in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio's average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio's average daily net assets.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                 Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                 Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                 Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

State Street Research Bond Income Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                    State Street Research Bond Income Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                    State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

State Street Research Bond Income Portfolio



Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

                                    State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

Currently, each Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such

Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                   Harris Oakmark Large Cap Value Portfolio

                                                                                  Class A
                                                         -----------------------------------------------------
                                                                                               November 9, 1998(a)
                                                                Year Ended December 31,              through
                                                         ------------------------------------     December 31,
                                                           2002      2001      2000     1999          1998
                                                         --------  --------  -------  -------  -------------------
Net Asset Value, Beginning of Period.................... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                                         --------  --------  -------  -------        ------
Income From Investment Operations
Net investment income...................................     0.06      0.08     0.13     0.10          0.03
Net realized and unrealized gain (loss) on investments..    (1.66)     1.72     0.97    (0.78)        (0.30)
                                                         --------  --------  -------  -------        ------
    Total from investment operations....................    (1.60)     1.80     1.10    (0.68)        (0.27)
                                                         --------  --------  -------  -------        ------
Less Distributions
Distributions from net investment income................    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
Distributions from net realized capital gains...........    (0.16)     0.00    (0.10)   (0.01)         0.00
Tax return of capital...................................    (0.10)     0.00     0.00     0.00          0.00
                                                         --------  --------  -------  -------        ------
    Total distributions.................................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                                         --------  --------  -------  -------        ------
Net Asset Value, End of Period.......................... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                                         ========  ========  =======  =======        ======
Total Return (%)........................................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average net assets (%)     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............................       30        33       82       17            16 (c)
Net assets, end of period (000)......................... $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)..........................       --        --       --     1.15          1.79 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)     Year     May 1, 2001(a)
                                                                     through         Ended        through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 9.96        $ 11.55        $11.00
                                                                      ------        -------        ------
Income From Investment Operations
Net investment income...........................................        0.01           0.09          0.00
Net realized and unrealized gain (loss) on investments..........       (0.38)         (1.71)         0.55
                                                                      ------        -------        ------
    Total from investment operations............................       (0.37)         (1.62)         0.55
                                                                      ------        -------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.08)         0.00
Distributions from net realized capital gains...................        0.00          (0.16)         0.00
Tax return of capital...........................................        0.00          (0.10)         0.00
                                                                      ------        -------        ------
    Total distributions.........................................        0.00          (0.34)         0.00
                                                                      ------        -------        ------
Net Asset Value, End of Period..................................      $ 9.59        $  9.59        $11.55
                                                                      ======        =======        ======
Total Return (%)................................................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average net assets (%)........        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%).....................................          30 (c)         30            33 (c)
Net assets, end of period (000).................................      $    9        $24,936        $  185

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Investment Trust Portfolio

                                                                                   Class A
                                                         ----------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ----------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................       0.19        0.18        0.19        0.23        0.36
Net realized and unrealized gain (loss) on investments..      (6.96)      (6.00)      (2.55)       6.38        8.52
                                                         ----------  ----------  ----------  ----------  ----------
    Total from investment operations....................      (6.77)      (5.82)      (2.36)       6.61        8.88
                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................      (0.12)      (0.25)       0.00       (0.24)      (0.36)
Distributions from net realized capital gains...........       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                                         ----------  ----------  ----------  ----------  ----------
    Total distributions.................................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.......................... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%)........................................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.52        0.50        0.49          --          --
Ratio of net investment income to average net assets (%)       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%).............................         79         101          86          83          74
Net assets, end of period (000)......................... $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............    $25.80        $29.14        $25.89        $29.23
                                                     ------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.12          0.02          0.16          0.01
Net realized and unrealized gain (loss) on
 investments.....................................     (6.87)        (3.36)        (6.92)        (3.35)
                                                     ------        ------        ------        ------
    Total from investment operations.............     (6.75)        (3.34)        (6.76)        (3.34)
                                                     ------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.12)         0.00         (0.12)         0.00
Distributions from net realized capital gains....      0.00          0.00          0.00          0.00
                                                     ------        ------        ------        ------
    Total distributions..........................     (0.12)         0.00         (0.12)         0.00
                                                     ------        ------        ------        ------
Net Asset Value, End of Period...................    $18.93        $25.80        $19.01        $25.89
                                                     ======        ======        ======        ======
Total Return (%).................................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)......................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..................    $6,486        $2,849        $7,575        $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Janus Mid Cap Portfolio

                                                                               Class A
                                                       ------------------------------------------------------
                                                                       Year Ended December 31,
                                                       ------------------------------------------------------
                                                         2002       2001        2000        1999       1998
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period.................. $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                       --------  ----------  ----------  ----------  --------
Income From Investment Operations
Net investment income (loss)..........................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
Net realized and unrealized gain (loss) on investments    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                       --------  ----------  ----------  ----------  --------
    Total from investment operations..................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                       --------  ----------  ----------  ----------  --------
Less Distributions
Distributions from net investment income..............     0.00        0.00        0.00        0.00      0.00
Distributions from net realized capital gains.........     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
    Total distributions...............................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, End of Period........................ $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                       ========  ==========  ==========  ==========  ========
Total Return (%)......................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%).     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net
 assets (%)...........................................    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)...........................       78         105         118         103       107
Net assets, end of period (000)....................... $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                       Class B                       Class E
                                           ---------------------------     -----------------------
                                                        January 2, 2001(a)              May 1, 2001(a)
                                            Year Ended       through        Year Ended     through
                                           December 31,    December 31,    December 31,  December 31,
                                               2002            2001            2002          2001
                                           ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period          $14.50         $ 21.47          $14.58        $19.02
                                              ------         -------          ------        ------
Income From Investment Operations
Net investment income (loss)..............     (0.06)          (0.04)          (0.01)         0.00
Net realized and unrealized gain (loss) on
 investments..............................     (4.17)          (6.93)          (4.24)        (4.44)
                                              ------         -------          ------        ------
    Total from investment operations......     (4.23)          (6.97)          (4.25)        (4.44)
                                              ------         -------          ------        ------
Net Asset Value, End of Period............    $10.27         $ 14.50          $10.33        $14.58
                                              ======         =======          ======        ======
Total Return (%)..........................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net
 assets (%)...............................      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)...............        78             105 (c)          78           105 (c)
Net assets, end of period (000)...........    $9,037         $12,334          $3,605        $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   T. Rowe Price Small Cap Growth Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $  11.89  $  14.30  $  15.73  $  12.29  $  11.88
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss).................    (0.04)    (0.04)    (0.03)    (0.03)     0.00
Net realized and unrealized gain (loss) on
 investments.................................    (3.14)    (1.27)    (1.40)     3.47      0.41
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (3.18)    (1.31)    (1.43)     3.44      0.41
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net realized capital gains     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   8.71  $  11.89  $  14.30  $  15.73  $  12.29
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (26.7)     (9.0)     (9.1)     28.0       3.5
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.61      0.61      0.58      0.61      0.67
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       --        --      0.58        --        --
Ratio of net investment income (loss) to
 average net assets (%)......................    (0.38)    (0.34)    (0.19)    (0.27)    (0.02)
Portfolio turnover rate (%)..................       44        38        68        68        38
Net assets, end of period (000).............. $210,410  $298,699  $337,343  $269,518  $189,132

                                                       Class B                Class E
                                                   ---------------- -----------------------
                                                   July 30, 2002(a)              May 1, 2001(a)
                                                       through       Year Ended     through
                                                     December 31,   December 31,  December 31,
                                                         2002           2002          2001
                                                   ---------------- ------------ --------------
Net Asset Value, Beginning of Period..............      $ 8.67         $11.80        $12.22
                                                        ------         ------        ------
Income From Investment Operations
Net investment income (loss)......................       (0.01)         (0.02)         0.00
Net realized and unrealized gain (loss) on
 investments......................................       (0.07)         (3.14)        (0.42)
                                                        ------         ------        ------
    Total from investment operations..............       (0.08)         (3.16)        (0.42)
                                                        ------         ------        ------
Net Asset Value, End of Period....................      $ 8.59         $ 8.64        $11.80
                                                        ======         ======        ======
Total Return (%)..................................        (0.9)(b)      (26.8)         (3.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................        0.86 (c)       0.76          0.76 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       (0.63)(c)      (0.53)         0.00 (c)
Portfolio turnover rate (%).......................          44 (c)         44            38 (c)
Net assets, end of period (000)...................      $    3         $1,809        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      Morgan Stanley EAFE Index Portfolio

                                                                               Class A
                                                      ------------------------------------------------------
                                                                                             November 9, 1998(a)
                                                             Year Ended December 31,               through
                                                      -------------------------------------     December 31,
                                                        2002      2001      2000      1999          1998
                                                      --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period................. $   8.75  $  11.22  $  13.34  $ 10.80        $ 10.00
                                                      --------  --------  --------  -------        -------
Income From Investment Operations
Net investment income................................     0.10      0.09      0.07     0.10           0.01
Net realized and unrealized gain (loss) on
 investments.........................................    (1.55)    (2.52)    (2.00)    2.58           0.80
                                                      --------  --------  --------  -------        -------
    Total from investment operations.................    (1.45)    (2.43)    (1.93)    2.68           0.81
                                                      --------  --------  --------  -------        -------
Less Distributions
Distributions from net investment income.............    (0.04)    (0.03)    (0.11)   (0.06)         (0.01)
Distributions from net realized capital gains........     0.00     (0.01)    (0.08)   (0.08)          0.00
                                                      --------  --------  --------  -------        -------
    Total distributions..............................    (0.04)    (0.04)    (0.19)   (0.14)         (0.01)
                                                      --------  --------  --------  -------        -------
Net Asset Value, End of Period....................... $   7.26  $   8.75  $  11.22  $ 13.34        $ 10.80
                                                      ========  ========  ========  =======        =======
Total Return (%).....................................    (16.6)    (21.7)    (14.5)    24.9            8.1 (b)
Ratio of operating expenses to average net assets (%)     0.73      0.70      0.58     0.50           0.49 (c)
Ratio of net investment income to average net
 assets (%)..........................................     1.43      1.00      0.76     1.25           0.71 (c)
Portfolio turnover rate (%)..........................       23         9        10       44             13 (c)
Net assets, end of period (000)...................... $112,325  $112,775  $100,950  $82,355        $25,453
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...............     0.79      0.82      0.78     1.77           1.41 (c)

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........    $ 8.66          $11.12          $ 8.74        $10.43
                                                 ------          ------          ------        ------
Income From Investment Operations
Net investment income........................      0.06            0.04            0.06          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (1.50)          (2.46)          (1.51)        (1.69)
                                                 ------          ------          ------        ------
    Total from investment operations.........     (1.44)          (2.42)          (1.45)        (1.69)
                                                 ------          ------          ------        ------
Less Distributions
Distributions from net investment income.....     (0.04)          (0.03)          (0.04)         0.00
Distributions from net realized capital gains      0.00           (0.01)           0.00          0.00
                                                 ------          ------          ------        ------
    Total distributions......................     (0.04)          (0.04)          (0.04)         0.00
                                                 ------          ------          ------        ------
Net Asset Value, End of Period...............    $ 7.18          $ 8.66          $ 7.25        $ 8.74
                                                 ======          ======          ======        ======
Total Return (%).............................     (16.8)          (21.8)(b)       (16.7)        (16.2)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.98            0.95 (c)        0.88          0.85 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.11            0.46 (c)        1.02          0.00 (c)
Portfolio turnover rate (%)..................        23               9 (c)          23             9 (c)
Net assets, end of period (000)..............    $9,654          $4,099          $9,838        $   61
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)....................................      1.04            1.07 (c)        0.94          0.97 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        Scudder Global Equity Portfolio

                                                              Class A
                                         ------------------------------------------------
                                                      Year Ended December 31,
                                         ------------------------------------------------
                                           2002      2001      2000      1999      1998
                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.... $  10.86  $  14.62  $  14.91  $  12.38  $  10.85
                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................     0.13      0.35      0.18      0.14      0.16
Net realized and unrealized gain (loss)
 on investments.........................    (1.84)    (2.55)    (0.42)     2.93      1.57
                                         --------  --------  --------  --------  --------
    Total from investment operations....    (1.71)    (2.20)    (0.24)     3.07      1.73
                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income    (0.17)    (0.31)    (0.01)    (0.07)    (0.16)
Distributions from net realized capital
 gains..................................     0.00     (1.25)    (0.04)    (0.47)    (0.04)
                                         --------  --------  --------  --------  --------
    Total distributions.................    (0.17)    (1.56)    (0.05)    (0.54)    (0.20)
                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......... $   8.98  $  10.86  $  14.62  $  14.91  $  12.38
                                         ========  ========  ========  ========  ========
Total Return (%)........................    (16.0)    (16.1)     (1.6)     25.2      16.0
Ratio of operating expenses to average
 net assets (%).........................     0.81      0.80      0.78      0.87      0.96
Ratio of net investment income to
 average net assets (%).................     1.27      2.90      1.43      1.23      1.61
Portfolio turnover rate (%).............       45        36        58        54        51
Net assets, end of period (000)......... $143,518  $183,296  $211,354  $171,714  $113,715
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        --        --      1.01

                                                                       Class E
                                                             -----------------------
                                                                          May 1, 2001(a)
                                                              Year Ended     through
                                                             December 31,  December 31,
                                                                 2002          2001
                                                             ------------ --------------
Net Asset Value, Beginning of Period........................    $10.85        $12.21
                                                                ------        ------
Income From Investment Operations
Net investment income.......................................      0.19          0.00
Net realized and unrealized gain (loss) on investments......     (1.91)        (1.36)
                                                                ------        ------
    Total from investment operations........................     (1.72)        (1.36)
                                                                ------        ------
Less Distributions
Distributions from net investment income....................     (0.17)         0.00
                                                                ------        ------
    Total distributions.....................................     (0.17)         0.00
                                                                ------        ------
Net Asset Value, End of Period..............................    $ 8.96        $10.85
                                                                ======        ======
Total Return (%)............................................     (16.1)        (11.1)(b)
Ratio of operating expenses to average net assets (%).......      0.96          0.95 (c)
Ratio of net investment income to average net assets (%)....      1.18          0.95 (c)
Portfolio turnover rate (%).................................        45            36 (c)
Net assets, end of period (000).............................    $2,870        $   47

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Diversified Portfolio

                                                                                  Class A
                                                        ----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
                                                           2002        2001        2000        1999        1998
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................... $    15.51  $    18.38  $    18.27  $    18.39  $    16.98
                                                        ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income..................................       0.42        0.49        0.62        0.59        0.60
Net realized and unrealized gain (loss) on
 investments...........................................      (2.53)      (1.62)      (0.43)       0.96        2.70
                                                        ----------  ----------  ----------  ----------  ----------
    Total from investment operations...................      (2.11)      (1.13)       0.19        1.55        3.30
                                                        ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income...............      (0.33)      (0.78)       0.00       (0.60)      (0.57)
Distributions from net realized capital gains..........       0.00       (0.96)      (0.08)      (1.07)      (1.32)
                                                        ----------  ----------  ----------  ----------  ----------
    Total distributions................................      (0.33)      (1.74)      (0.08)      (1.67)      (1.89)
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period......................... $    13.07  $    15.51  $    18.38  $    18.27  $    18.39
                                                        ==========  ==========  ==========  ==========  ==========
Total Return (%).......................................      (13.9)       (6.3)        1.0         8.7        19.6
Ratio of operating expenses to average net assets
 before expense reductions (%).........................       0.49        0.49        0.46        0.45        0.48
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)............................       0.48        0.47        0.46          --          --
Ratio of net investment income to average net assets
 (%)...................................................       2.68        2.73        3.26        3.08        3.39
Portfolio turnover rate (%)............................        112         131         131         124         106
Net assets, end of period (000)........................ $1,688,913  $2,345,064  $2,756,922  $2,874,412  $2,656,987

                                                                                             Class E
                                                                                   -----------------------
                                                                                                May 1, 2001(a)
                                                                                    Year Ended     through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................   $ 15.51        $16.18
                                                                                     -------        ------
Income From Investment Operations
Net investment income.............................................................      0.40          0.01
Net realized and unrealized gain (loss) on investments............................     (2.52)        (0.68)
                                                                                     -------        ------
    Total from investment operations..............................................     (2.12)        (0.67)
                                                                                     -------        ------
Less Distributions
Distributions from net investment income..........................................     (0.33)         0.00
Distributions from net realized capital gains.....................................      0.00          0.00
                                                                                     -------        ------
    Total distributions...........................................................     (0.33)         0.00
                                                                                     -------        ------
Net Asset Value, End of Period....................................................   $ 13.06        $15.51
                                                                                     =======        ======
Total Return (%)..................................................................     (13.9)         (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.64          0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.63          0.62 (c)
Ratio of net investment income to average net assets (%)..........................      2.53          2.58 (c)
Portfolio turnover rate (%).......................................................       112           131 (c)
Net assets, end of period (000)...................................................   $11,490        $   22

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

 U.S. EQUITY PORTFOLIOS                 FIXED-INCOME PORTFOLIOS

 Alger Equity Growth Portfolio          Lehman Brothers(R) Aggregate Bond Index
 Davis Venture Value Portfolio            Portfolio
 FI Structured Equity Portfolio         Salomon Brothers Strategic Bond
 Harris Oakmark Focused Value Portfolio   Opportunities Portfolio
 Loomis Sayles Small Cap Portfolio      Salomon Brothers U.S. Government
 State Street Research Aurora Portfolio   Portfolio
                                        State Street Research Bond Income
 INTERNATIONAL EQUITY PORTFOLIO           Portfolio

 Putnam International Stock Portfolio

 EQUITY AND FIXED-INCOME
 PORTFOLIOS

 Balanced Portfolio
 MFS Total Return Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................  3
Section II--Information about each Portfolio...............................  6
Section III--Other Information about the Fund.............................. 88
Financial Highlights....................................................... 90

                       Information about each Portfolio
                       --------------------------------
Alger Equity Growth Portfolio..............................................  8
Davis Venture Value Portfolio.............................................. 12
FI Structured Equity Portfolio............................................. 16
Harris Oakmark Focused Value Portfolio..................................... 20
Loomis Sayles Small Cap Portfolio.......................................... 27
State Street Research Aurora Portfolio..................................... 33
Putnam International Stock Portfolio....................................... 41
Balanced Portfolio......................................................... 47
MFS Total Return Portfolio................................................. 55
Lehman Brothers Aggregate Bond Index Portfolio............................. 61
Salomon Brothers Strategic Bond Opportunities Portfolio.................... 67
Salomon Brothers U.S. Government Portfolio................................. 74
State Street Research Bond Income Portfolio................................ 80

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Thirteen of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Focused Value Portfolio may hold fewer securities than the other Portfolios. If the stocks held by the Harris Oakmark Focused Value Portfolio perform poorly, the Portfolio could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Portfolio may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Lehman Brothers Aggregate Bond Index Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Alger Equity Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Portfolio, invests, under normal circumstances, the Portfolio's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the Portfolio may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts,

                                                  Alger Equity Growth Portfolio


variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                       [CHART]

1995   1996   1997   1998   1999    2000    2001    2002
-----  -----  -----  -----  -----  ------  ------  ------
48.8%  13.2%  25.6%  47.8%  34.1%  -13.7%  -12.0%  -33.2%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Life of the Portfolio
                     Past One Year Past Five Years  (October 31, 1994)
                     ------------- --------------- ---------------------
       Class A......    -33.17%         0.12%                  9.11%
       Class B*.....    -33.42%        -0.13%                  8.86%
       Class E**....    -33.24%        -0.03%                  8.96%
       S&P 500 Index    -22.09%        -0.58%                  9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                 Class A Class B Class E
                                                                 ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price
  or redemption price, whichever is lower)......................  None    None    None

Alger Equity Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Management Fees...................................  0.75%   0.75%   0.75%
   Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
   Other Expenses....................................  0.04%   0.04%   0.04%
                                                       -----   -----   -----
   Total Annual Portfolio Operating Expenses.........  0.79%   1.04%   0.94%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              One Year Three Years Five Years Ten Years
                              -------- ----------- ---------- ---------
         Class A.............   $ 81      $252        $439     $  978
         Class B.............   $106      $331        $574     $1,271
         Class E.............   $ 96      $300        $520     $1,155

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Portfolio Management

As of December 31, 2002, Alger managed approximately $8.4 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

                                                  Alger Equity Growth Portfolio



Dan C. Chung and David Hyun are the portfolio managers of the Portfolio. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

                                                  Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

                                                  Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                        FI Structured Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. FMR normally invests at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Portfolio's assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Portfolio and in selecting its investments. FMR considers the Portfolio's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                 FI Structured Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser and its investment objective and principal investment strategies. Performance information set forth below reflects results prior to these changes.

                       [CHART]

1994   1995   1996   1997   1998   1999  2000    2001    2002
-----  -----  -----  -----  -----  ----  -----  ------  ------
-1.2%  36.5%  18.1%  33.5%  24.4%  9.4%  -5.2%  -13.9%  -19.5%

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -17.71% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................    -19.45%        -2.20%              8.38%
Class B*......................    -19.70%        -2.45%              8.13%
Class E**.....................    -19.56%        -2.35%              8.23%
S&P 500 Index.................    -22.09%        -0.58%              9.47%
Russell 1000 Value Index......    -15.52%         1.16%             10.29%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

FI Structured Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.67%   0.67%   0.67%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.72%   0.97%   0.87%

--------
(1) FMR directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.71% for Class A shares, 0.96% for Class B shares and 0.86% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $74       $230        $401     $  894
               Class B   $99       $309        $536     $1,190
               Class E   $89       $278        $482     $1,073

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.   The Portfolio may invest in exchange traded funds
("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                                                 FI Structured Equity Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of the Portfolio. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio's average daily net assets.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                    Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests the Portfolio's assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2002, this capitalization range was $1.3 billion to $7.8 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         Harris Oakmark Focused Value Portfolio


Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Focused Value Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----
-0.3%  30.4%  17.6%  17.4%  -5.5%  0.3%   20.5%  27.8%  -8.8%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................     -8.83%         5.88%             10.98%
Class B*......................     -9.06%         5.63%             10.73%
Class E*......................     -8.98%         5.73%             10.83%
Russell Midcap Index..........    -16.19%         2.19%             9.98%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

                                         Harris Oakmark Focused Value Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.75%   0.75%   0.75%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.07%   0.07%   0.07%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.82%   1.07%   0.97%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 84      $262        $455     $1,014
               Class B   $109      $340        $590     $1,306
               Class E   $ 99      $309        $536     $1,190

Harris Oakmark Focused Value Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         Harris Oakmark Focused Value Portfolio



Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris manages approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Harris Oakmark Focused Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The exclusion of any other class of The Oakmark Select Fund and of other accounts managed by Harris with substantially similar investment policies does not render the performance shown below misleading. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                       The Oakmark Select    Russell
                                         Fund--Class I    Midcap Index/1/
                                       ------------------ --------------
       Total Return for the Year Ended
         December 31, 2002............       -12.47%          -16.19%
       Average Annual Total Return
         For the Past Five Years Ended
         December 31, 2002............        13.05%            2.19%
       Average Annual Total Return
         From Inception of The
         Oakmark Select Fund
         (November 1, 1996) to
         December 31, 2002............        21.18%            6.91%

/1/ The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

                       Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Loomis Sayles Small Cap Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  -----  ------
28.9%  30.7%  24.9%  -1.7%  31.8%  5.2%  -8.8%  -21.6%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                      Life of the Portfolio
                        Past One Year Past Five Years     (May 2, 1994)
                        ------------- --------------- ---------------------
     Class A...........    -21.56%        -0.50%              8.22%
     Class B*..........    -21.81%        -0.75%              7.97%
     Class E**.........    -21.64%        -0.65%              8.07%
     Russell 2000 Index    -20.48%        -1.36%              6.42%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                              Loomis Sayles Small Cap Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                          Class A Class B Class E
                                          ------- ------- -------
Management Fees..........................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
Other Expenses...........................  0.07%   0.07%   0.07%
                                           -----   -----   -----
Total Annual Portfolio Operating Expenses  0.97%   1.22%   1.12%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 99      $309        $536     $1,190
Class B............................   $124      $387        $670     $1,477
Class E............................   $114      $356        $617     $1,363

Loomis Sayles Small Cap Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's directors, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Portfolio may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

                                              Loomis Sayles Small Cap Portfolio

is based on the value of the individual securities it holds, the value of a Portfolio's investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's or ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing,


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Loomis Sayles Small Cap Portfolio


the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2002, Loomis Sayles managed approximately $54.8 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of the Portfolio. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Portfolio since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Portfolio since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                    State Street Research Aurora Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio's total assets in small-cap stocks which in the opinion of State Street Research are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index or the S&P Small Cap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if State Street Research continues to believe that those shares are an attractive investment. The Portfolio's stock investments may include common and preferred stocks, convertible securities and warrants.

State Street Research may adjust the composition of the Portfolio's holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks, growth stocks, preferred stock, convertible bonds or warrants. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among small company stocks, State Street Research takes a value approach, searching for those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

State Street Research Aurora Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

                                         State Street Research Aurora Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


2001    2002
-----  ------
16.0%  -21.3%


During the period shown above, the highest quarterly return was 21.60% for the fourth quarter of 2001, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year    (July 1, 2000)
                                              ------------- ---------------------
Class A......................................    -21.31%            4.81%
Class B*.....................................    -21.48%            4.56%
Class E*.....................................    -21.49%            4.66%
Russell 2000 Value Index.....................    -11.43%            6.55%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

State Street Research Aurora Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.85%   0.85%   0.85%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.10%   0.10%   0.10%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.95%   1.20%   1.10%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 97      $303        $525     $1,166
Class B............................   $122      $381        $660     $1,455
Class E............................   $112      $350        $606     $1,340

                                         State Street Research Aurora Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Aurora Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                         State Street Research Aurora Portfolio



  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Small-Cap Value Team has been responsible for the Portfolio's day-to-day management since May 2003. The portfolio management team includes John F. Burbank, Paul Haagensen and Caroline Evascu. Mr. Burbank has been responsible for the management of the Portfolio since its inception, and has been


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Aurora Portfolio


lead portfolio manager since April 2001. Mr. Burbank, a managing director, joined State Street Research in 1987. Mr. Haagensen, a senior vice president, joined State Street Research in 2002. During the past five years he has also served as portfolio manager and senior analyst at Putnam Investments. Ms. Evascu, a vice president, joined State Street Research in 2001. During the past five years she has also served as a vice president and senior analyst at SG Cowen Asset Management, and as a research associate at Donaldson, Lufkin & Jenrette.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.85% of the Portfolio's average daily net assets.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                           Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                           Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                              Balanced Portfolio

Investment Objective

The investment objective of the Portfolio is long-term total return from a combination of capital appreciation and current income.

Principal Investment Strategies

Wellington Management Company, LLP ("Wellington Management"), subadviser to the Portfolio, invests the Portfolio's assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Portfolio invested in equity securities from 50% to 70% of the Portfolio's total assets and the fixed-income investments from 30% to 50% of the Portfolio's total assets. Wellington Management will invest the equity portion of the Portfolio primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Portfolio in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

  Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Portfolio's total assets in equity securities and 30% to 50% of the Portfolio's total assets in fixed-income securities. Wellington Management will divide the Portfolio's assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portion of the Portfolio using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Balanced Portfolio


Wellington Management selects for the Portfolio stocks of issuers which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  .  a strong balance sheet;

  .  a high return on equity;

  .  sustainable or increasing dividends;

  .  a strong management team;

  .  a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the equity portion of the Portfolio and considers selling a stock when:

   . fundamentals deteriorate;

   . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Portfolio's fixed-income portion, which may consist of a variety of securities, including, but not limited to:

   . U.S. government bonds

   . mortgage-backed securities

   . asset-backed securities

   . Yankee Bonds

   . investment grade U.S. corporate bonds

   . high yield U.S. corporate bonds

   . foreign government and supranational bonds

   . emerging market debt.

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average duration and industry sector weightings. Under normal market conditions, the duration of the Portfolio's fixed-income portion will be within one year of the average duration of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the average duration of this Index was 3.75 years.

Wellington Management may invest up to 25% of the Portfolio's fixed-income portion in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" and "More About Investment Strategies and Risks" below.



Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Yankee Bonds are fixed-income securities issued by foreign companies in U.S. dollars.

Supranational bonds are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                                             Balanced Portfolio



Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock or U.S. or foreign fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Balanced Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of three relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Wellington Management succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Loomis Sayles and Wellington Management.

                                    [CHART]

1995   1996   1997   1998  1999   2000   2001    2002
-----  -----  -----  ----  -----  -----  -----  ------
24.8%  16.9%  16.2%  9.1%  -5.1%  -1.9%  -4.5%  -13.5%


During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -9.88% for the second quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                      Life of the Portfolio
                                        Past One Year Past Five Years  (October 31, 1994)
                                        ------------- --------------- ---------------------
Class A................................    -13.54%        -3.45%              4.40%
Class B*...............................        N/A           N/A                N/A
Class E**..............................    -13.72%        -3.60%              4.25%
S&P 500 Index..........................    -22.09%        -0.58%              9.77%
Lehman Brothers Government/Credit
  Index................................     11.04%         7.62%              8.54%
Lehman Brothers Aggregate Bond Index***     10.25%         7.55%              8.49%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Lehman
    Brothers Aggregate Bond Index instead of the Lehman Brothers
    Government/Credit Index. The Portfolio's subadviser believes that the Lehman Brothers Aggregate Bond Index better reflects the universe of securities in which the Portfolio invests.

                                                             Balanced Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.70%   0.70%   0.70%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses(1).................................  0.15%   0.15%   0.15%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses(1)......  0.85%   1.10%   1.00%

--------
(1) Wellington Management directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.83% for Class A shares, 1.08% for Class B shares and 0.98% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 87      $271        $471     $1,049
Class B............................   $112      $350        $606     $1,340
Class E............................   $102      $318        $552     $1,225

Balanced Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                             Balanced Portfolio


as forward contracts or futures contracts, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Balanced Portfolio



Portfolio Management

Wellington Management has been in the investment management business since 1928. As of December 31, 2002, the company managed approximately $302.9 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Portfolio and Thomas L. Pappas, CFA, manages the fixed-income portion of the Portfolio. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.675% for amounts over $200 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.70% of the Portfolio's average daily net assets.

                          MFS Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, normally invests at least 40%, but not more than 75%, of the Portfolio's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stock and bonds, warrants or rights convertible into stock. The Portfolio may also invest in depositary receipts for such equity securities. The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Portfolio focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). The Portfolio may invest in fixed-income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Portfolio normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, but the Portfolio may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Portfolio may invest up to 20% of its net assets in foreign securities.

  Investment Selection

Equity Securities. The Portfolio will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Portfolio. This means that securities are selected based upon MFS's assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-income Securities. In selecting fixed-income investments for the Portfolio, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

MFS Total Return Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign equity or fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                     MFS Total Return Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Back Bay Advisors and MFS.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10.6%  -1.1%  31.3%  15.0%  26.6%  19.7%  10.0%  -3.4%  -3.8%  -5.4%


During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                    Past One Year Past Five Years Past Ten Years
                                    ------------- --------------- --------------
Class A............................     -5.37%         2.97%          9.24%
Class B*...........................     -5.62%         2.72%          8.99%
Class E**..........................        N/A           N/A            N/A
S&P 500 Index......................    -22.09%        -0.58%          9.34%
Lehman Brothers Government/Credit
  Index............................     11.04%         7.62%          7.61%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

MFS Total Return Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.50%   0.50%   0.50%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.16%   0.16%   0.16%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.66%   0.91%   0.81%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $67       $211        $368     $  822
Class B............................   $93       $290        $504     $1,120
Class E............................   $83       $259        $450     $1,002

                                                     MFS Total Return Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

MFS Total Return Portfolio



Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers headed by David M. Calabro, a Senior Vice President of MFS. Mr. Calabro has been employed in the investment management area of MFS since 1992. He is also a manager of the equity portion of the Portfolio. The other managers of the Portfolio's equity portion are Constantinos G. Mokas, Lisa B. Nurme, Steven R. Gorham and Kenneth
J. Enright, who are all Senior Vice Presidents at MFS. Mr. Mokas has been employed in the investment management area of MFS since 1990; Ms. Nurme, since 1987; Mr. Gorham, since 2002; and Mr. Enright, since 1986.

Michael W. Roberge, a Senior Vice President of MFS, is the manager of the fixed-income portion of the Portfolio. Mr. Roberge has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

                                 Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

                                 Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Lehman Brothers Aggregate Bond Index Information

Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index. Lehman Brothers has no responsibility for and does not participate in the management of the Portfolio's assets or sale of the Portfolio's shares. The Lehman Brothers Aggregate Bond Index and its associated trademarks and service marks are the exclusive property of Lehman Brothers.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

            Salomon Brothers Strategic Bond Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of total return consistent with preservation of capital.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Investment Selection

SBAM determines how to invest the Portfolio's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, the Portfolio's managers allocate assets among the various classes of securities in which the Portfolio invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the Portfolio, which will generally be approximately 4.5 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of the classes of fixed-income securities held by the Portfolio.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Salomon Brothers Strategic Bond Opportunities Portfolio


   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.-

                        Salomon Brothers Strategic Bond Opportunities Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]


1995   1996   1997   1998  1999  2000  2001  2002
-----  -----  -----  ----  ----  ----  ----  ----
19.4%  14.4%  11.1%  2.0%  1.4%  7.0%  6.6%  9.6%

During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Portfolio
                                     Past One Year Past Five Years  (October 31, 1994)
                                     ------------- --------------- ---------------------
Class A.............................     9.61%          5.38%              8.48%
Class B*............................     9.36%          5.13%              8.23%
Class E**...........................     9.36%          5.23%              8.33%
Lehman Brothers Aggregate Bond Index    10.25%          7.55%              8.49%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Salomon Brothers Strategic Bond Opportunities Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.65%   0.65%   0.65%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.20%   0.20%   0.20%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.85%   1.10%   1.00%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 87      $271        $471     $1,049
Class B............................   $112      $350        $606     $1,340
Class E............................   $102      $318        $552     $1,225

                        Salomon Brothers Strategic Bond Opportunities Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.
Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Salomon Brothers Strategic Bond Opportunities Portfolio


country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of the Portfolio's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                        Salomon Brothers Strategic Bond Opportunities Portfolio


Portfolio Management

As of December 31, 2002, SBAM managed approximately $34.2 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Portfolio in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of the Portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of the Portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of the Portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  Salomon Brothers U.S. Government Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

  Investment Selection

SBAM determines how to invest assets of the Portfolio in several steps.

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Portfolio allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the Portfolio, which SBAM will normally maintain between 2.5 and 5 years.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                     Salomon Brothers U.S. Government Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in fixed-income security markets.

   . Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

Salomon Brothers U.S. Government Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.
                                    [CHART]


1995   1996  1997  1998  1999  2000   2001  2002
-----  ----  ----  ----  ----  -----  ----  ----
15.0%  3.3%  8.6%  7.5%  0.2%  10.5%  6.7%  7.9%

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                        Life of the Portfolio
                          Past One Year Past Five Years  (October 31, 1994)
                          ------------- --------------- ---------------------
Class A..................     7.94%          6.52%              7.31%
Class B*.................     7.69%          6.27%              7.06%
Class E**................     7.71%          6.37%              7.16%
Lehman Brothers
  Intermediate
  Government Bond Index..     9.64%          7.44%              7.71%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                     Salomon Brothers U.S. Government Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.55%   0.55%   0.55%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.15%   0.15%   0.15%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses (1)  0.70%   0.95%   0.85%

--------
(1) In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each Class of the Portfolio to certain percentages. These subsidies were subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than two years after the end of the fiscal year in which such expense was incurred. The Portfolio's Total Annual Operating Expenses shown above include amounts charged to the Portfolio for such deferred expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $72       $224        $390     $  871
Class B............................   $97       $303        $525     $1,166
Class E............................   $87       $271        $471     $1,049

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Salomon Brothers U.S. Government Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs). One type of security in which the Portfolio can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                                     Salomon Brothers U.S. Government Portfolio


Portfolio Management

As of December 31, 2002, SBAM managed approximately $34.2     billion in
assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

Roger Lavan has been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

State Street Research Bond Income Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                    State Street Research Bond Income Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                    State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

State Street Research Bond Income Portfolio



Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

                                    State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

Currently, each Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such

Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Alger Equity Growth Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $  20.74  $  25.06  $  29.34  $  25.11  $  17.62
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss)............................     0.01      0.00      0.03     (0.01)     0.04
Net realized and unrealized gain (loss) on investments..    (6.89)    (2.91)    (3.99)     8.34      8.37
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................    (6.88)    (2.91)    (3.96)     8.33      8.41
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................     0.00     (0.07)    (0.09)     0.00     (0.04)
Distributions from net realized capital gains...........     0.00     (1.34)     0.00     (0.01)     0.00
Distributions in excess of net realized capital gains...     0.00      0.00     (0.23)    (4.09)    (0.88)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................     0.00     (1.41)    (0.32)    (4.10)    (0.92)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $  13.86  $  20.74  $  25.06  $  29.34  $  25.11
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................    (33.2)    (12.0)    (13.7)     34.1      47.8
Ratio of operating expenses to average net assets (%)...     0.79      0.84      0.79      0.80      0.83
Ratio of net investment income to average net assets (%)     0.05      0.00      0.23     (0.03)     0.19
Portfolio turnover rate (%).............................      243        88        88       128       119
Net assets, end of period (000)......................... $449,676  $788,097  $968,357  $841,053  $410,726

                                                                    Class B                Class E
                                                                ---------------- -----------------------
                                                                July 30, 2002(a)     Year     May 1, 2001(a)
                                                                    through         Ended        through
                                                                  December 31,   December 31,  December 31,
                                                                      2002           2002          2001
                                                                ---------------- ------------ --------------
Net Asset Value, Beginning of Period...........................      $14.64        $ 20.64        $23.50
                                                                     ------        -------        ------
Income From Investment Operations
Net investment income (loss)...................................       (0.01)         (0.01)         0.00
Net realized and unrealized gain (loss) on investments.........       (0.98)         (6.85)        (2.86)
                                                                     ------        -------        ------
    Total from investment operations...........................       (0.99)         (6.86)        (2.86)
                                                                     ------        -------        ------
Net Asset Value, End of Period.................................      $13.65        $ 13.78        $20.64
                                                                     ======        =======        ======
Total Return (%)...............................................        (6.8)(b)      (33.2)        (12.2)(b)
Ratio of operating expenses to average net assets (%)..........        1.04 (c)       0.94          0.99 (c)
Ratio of net investment income (loss) to average net assets (%)       (0.24)(c)      (0.06)         0.00 (c)
Portfolio turnover rate (%)....................................         243 (c)        243            88 (c)
Net assets, end of period (000)................................      $    1        $15,218        $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        FI Structured Equity Portfolio

                                                                                      Class A
                                                                 ------------------------------------------------
                                                                              Year Ended December 31,
                                                                 ------------------------------------------------
                                                                   2002      2001      2000      1999      1998
                                                                 --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period............................ $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98
                                                                 --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...........................................     1.53      1.06      1.16      1.78      1.30
Net realized and unrealized gain (loss) on investments..........   (31.88)   (26.45)   (11.28)    17.51     42.44
                                                                 --------  --------  --------  --------  --------
    Total from investment operations............................   (30.35)   (25.39)   (10.12)    19.29     43.74
                                                                 --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income........................    (1.27)    (1.49)     0.00     (1.78)    (1.31)
Distributions from net realized capital gains...................     0.00      0.00     (4.98)   (27.36)   (14.07)
                                                                 --------  --------  --------  --------  --------
    Total distributions.........................................    (1.27)    (1.49)    (4.98)   (29.14)   (15.38)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $ 124.89  $ 156.51  $ 183.39  $ 198.49  $ 208.34
                                                                 ========  ========  ========  ========  ========
Total Return (%)................................................    (19.5)    (13.9)     (5.2)      9.4      24.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.72      0.78      0.73      0.74      0.78
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.71      0.74      0.70        --        --
Ratio of net investment income to average net assets (%)........     1.30      0.60      0.61      0.94      0.80
Portfolio turnover rate (%).....................................      142       154       138       115       100
Net assets, end of period (000)................................. $491,124  $298,982  $388,127  $417,540  $281,557

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)     Year     May 1, 2001(a)
                                                  through         Ended        through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........     $125.90        $156.28       $177.17
                                                  -------        -------       -------
Income From Investment Operations
Net investment income........................        0.18           1.35          0.14
Net realized and unrealized gain (loss) on
 investments.................................       (1.61)        (31.80)       (21.03)
                                                  -------        -------       -------
    Total from investment operations.........       (1.43)        (30.45)       (20.89)
                                                  -------        -------       -------
Less Distributions
Distributions from net investment income.....        0.00          (1.17)         0.00
                                                  -------        -------       -------
    Total distributions......................        0.00          (1.17)         0.00
                                                  -------        -------       -------
Net Asset Value, End of Period...............     $124.47        $124.66       $156.28
                                                  =======        =======       =======
Total Return (%).............................        (1.1)(b)      (19.6)        (11.8)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........        0.97 (c)       0.87          0.93 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        0.96 (c)       0.86          0.89 (c)
Ratio of net investment income to average
 net assets (%)..............................        1.36 (c)       1.15          0.61 (c)
Portfolio turnover rate (%)..................         142 (c)        142           154 (c)
Net assets, end of period (000)..............     $     6        $ 5,619       $ 1,527

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                    Harris Oakmark Focused Value Portfolio


                                                                                             Class A
                                                                         -----------------------------------------------
                                                                                     Year Ended December 31,
                                                                         -----------------------------------------------
                                                                           2002      2001      2000     1999      1998
                                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................................... $ 186.12  $ 146.67  $ 121.71 $ 122.85  $ 170.59
                                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................................     0.27      0.42      1.15     1.36      1.09
Net realized and unrealized gain (loss) on investments..................   (16.70)    40.09     23.81    (0.97)   (11.41)
                                                                         --------  --------  -------- --------  --------
    Total from investment operations....................................   (16.43)    40.51     24.96     0.39    (10.32)
                                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................................    (0.36)    (1.06)     0.00    (1.36)    (1.09)
Distributions in excess of net investment income........................     0.00      0.00      0.00    (0.17)     0.00
Distributions from net realized capital gains...........................     0.00      0.00      0.00     0.00    (36.08)
Distributions in excess of net realized capital gains...................     0.00      0.00      0.00     0.00     (0.25)
                                                                         --------  --------  -------- --------  --------
    Total distributions.................................................    (0.36)    (1.06)     0.00    (1.53)   (37.42)
                                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................................... $ 169.33  $ 186.12  $ 146.67 $ 121.71  $ 122.85
                                                                         ========  ========  ======== ========  ========
Total Return (%)........................................................     (8.8)     27.8      20.5      0.3      (5.5)
Ratio of operating expenses to average net assets before expense
 reductions (%).........................................................     0.82      0.87      0.90     0.88      0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).....................................................     0.82      0.84        --       --        --
Ratio of net investment income to average net assets (%)................     0.22      0.43      0.98     1.08      0.66
Portfolio turnover rate (%).............................................       11        28       143      119       171
Net assets, end of period (000)......................................... $438,359  $370,959  $139,518 $109,280  $112,997
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)..........       --        --      0.96       --      0.90

                                                                        Class B                        Class E
                                                           ------------------------------    ------------------------
                                                            Year Ended  February 20, 2001(a)  Year Ended  May 1, 2001(a)
                                                           December 31,       through        December 31,    through
                                                               2002         December 31,         2002      December 31,
Net Asset Value, Beginning of Period......................   $ 184.25         $159.20          $185.17       $164.26
                                                             --------         -------          -------       -------
Income From Investment Operations
Net investment income.....................................       0.16            0.01             0.25          0.02
Net realized and unrealized gain (loss) on investments....     (16.83)          25.04           (16.85)        20.89
                                                             --------         -------          -------       -------
    Total from investment operations......................     (16.67)          25.05           (16.60)        20.91
                                                             --------         -------          -------       -------
Less Distributions
Distributions from net investment income..................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
    Total distributions...................................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
Net Asset Value, End of Period............................   $ 167.26         $184.25          $168.22       $185.17
                                                             ========         =======          =======       =======
Total Return (%)..........................................       (9.1)          15.7 (b)          (9.0)        12.7 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)...................................       1.07           1.12 (c)          0.97         1.02 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)...............................       1.07           1.09 (c)          0.97         0.99 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................      (0.06)          0.02 (c)          0.05         0.09 (c)
Portfolio turnover rate (%)...............................         11             28 (c)            11           28 (c)
Net assets, end of period (000)...........................   $140,273         $24,082          $74,818       $10,416

--------
(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                       Loomis Sayles Small Cap Portfolio

                                                                                                     Class A
                                                                                ------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                ------------------------------------------------
                                                                                  2002      2001      2000      1999      1998
                                                                                --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period........................................... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92
                                                                                --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income..........................................................     0.14      0.34      0.42      0.51      1.24
Net realized and unrealized gain (loss) on investments.........................   (38.32)   (19.28)    10.13     48.23     (4.01)
                                                                                --------  --------  --------  --------  --------
    Total from investment operations...........................................   (38.18)   (18.94)    10.55     48.74     (2.77)
                                                                                --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.......................................    (0.18)    (0.53)    (0.01)    (0.53)    (1.24)
Distributions from net realized capital gains..................................     0.00    (12.67)    (1.86)     0.00     (1.32)
Distributions in excess of net realized capital gains..........................     0.00     (1.02)     0.00      0.00     (0.07)
                                                                                --------  --------  --------  --------  --------
    Total Distributions........................................................    (0.18)   (14.22)    (1.87)    (0.53)    (2.63)
                                                                                --------  --------  --------  --------  --------
Net Asset Value, End of Period................................................. $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                                                                ========  ========  ========  ========  ========
Total Return (%)...............................................................    (21.6)     (8.8)      5.2      31.8      (1.7)
Ratio of operating expenses to average net assets before expense reductions (%)     0.97      1.00      0.96      1.00      1.00
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)...........................................................................     0.97      1.00      0.95        --        --
Ratio of net investment income to average net assets (%).......................     0.14      0.18      0.22      0.34      0.88
Portfolio turnover rate (%)....................................................       99       111       148       146       111
Net assets, end of period (000)................................................ $281,477  $406,525  $486,439  $322,318  $238,589
The Ratios of operating expenses to average net assets without giving effect
 to the voluntary expense agreement would have been (%)........................       --      1.00      0.95      1.10      1.10

                                                                                     Class B                Class E
                                                                                 ---------------- -----------------------
                                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                                     through       Year Ended     through
                                                                                   December 31,   December 31,  December 31,
                                                                                       2002           2002          2002
                                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................................     $144.89        $177.03       $179.40
                                                                                     -------        -------       -------
Income From Investment Operations
Net investment income...........................................................        0.00           0.03          0.07
Net realized and unrealized gain (loss) on investments..........................       (6.69)        (38.32)        (2.44)
                                                                                     -------        -------       -------
    Total from investment operations............................................       (6.69)        (38.29)        (2.37)
                                                                                     -------        -------       -------
Less Distributions
Distributions from net investment income........................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
    Total Distributions.........................................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
Net Asset Value, End of Period..................................................     $138.20        $138.65       $177.03
                                                                                     =======        =======       =======
Total Return (%)................................................................        (4.6)(b)      (21.6)         (1.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%).        1.22 (c)       1.12          1.15 (c)
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)............................................................................        1.22 (c)       1.12          1.15 (c)
Ratio of net investment income to average net assets (%)........................        0.00 (c)      (0.01)         0.03 (c)
Portfolio turnover rate (%).....................................................          99 (c)         99           111 (c)
Net assets, end of period (000).................................................     $     1        $10,242       $ 2,142
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)............................          --             --          1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                    State Street Research Aurora Portfolio

                                                       Class A                         Class B
                                         -------------------------------     -----------------------
                                             Year Ended      July 5, 2000(a)              May 1, 2001(a)
                                            December 31,         through      Year Ended     through
                                         ------------------   December 31,   December 31,  December 31,
                                           2002      2001         2000           2002          2001
                                         --------  --------  --------------- ------------ --------------
Net Asset Value, Beginning of Period.... $  14.13  $  12.24      $ 10.00        $14.12        $14.12
                                         --------  --------      -------        ------        ------
Income From Investment Operations
Net investment income (loss)............    (0.04)     0.02         0.03          0.00          0.00
Net realized and unrealized gain (loss)
 on investments.........................    (2.95)     1.94         2.29         (3.01)         0.00
                                         --------  --------      -------        ------        ------
    Total from investment operations....    (2.99)     1.96         2.32         (3.01)         0.00
                                         --------  --------      -------        ------        ------
Less Distributions
Distributions from net investment income    (0.01)    (0.01)       (0.03)        (0.01)         0.00
Distributions from net realized capital
 gains..................................    (0.06)    (0.06)       (0.05)        (0.06)         0.00
                                         --------  --------      -------        ------        ------
    Total distributions.................    (0.07)    (0.07)       (0.08)        (0.07)         0.00
                                         --------  --------      -------        ------        ------
Net Asset Value, End of Period.......... $  11.07  $  14.13      $ 12.24        $11.04        $14.12
                                         ========  ========      =======        ======        ======
Total Return (%)........................    (21.3)     16.0         23.2 (b)     (21.5)          0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.95      0.98         1.05 (c)      1.20          1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.28)     0.18         1.12 (c)     (0.53)         0.00 (c)
Portfolio turnover rate (%).............       27        15           24 (c)        27            15 (c)
Net assets, end of period (000)......... $319,202  $291,426      $54,379        $   10        $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        1.34 (c)         --            --

                                                                     Class E
                                                           -----------------------
                                                                        May 1, 2001(a)
                                                            Year Ended     through
                                                           December 31,  December 31,
                                                           ------------ --------------
Net Asset Value, Beginning of Period......................   $ 14.12        $14.12
                                                             -------        ------
Income From Investment Operations
Net investment income (loss)..............................     (0.01)        (0.01)
Net realized and unrealized gain (loss) on investments....     (3.00)         0.01
                                                             -------        ------
    Total from investment operations......................     (3.01)         0.00
                                                             -------        ------
Less Distributions
Distributions from net investment income..................     (0.01)         0.00
Distributions from net realized capital gains.............     (0.06)         0.00
                                                             -------        ------
    Total distributions...................................     (0.07)         0.00
                                                             -------        ------
Net Asset Value, End of Period............................   $ 11.04        $14.12
                                                             =======        ======
Total Return (%)..........................................     (21.5)          0.0 (b)
Ratio of operating expenses to average net assets (%).....      1.10          1.13 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................     (0.43)        (0.25)(c)
Portfolio turnover rate (%)...............................        27            15 (c)
Net assets, end of period (000)...........................   $56,055        $6,720
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)......................................        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              Balanced Portfolio

                                                     Class A                                Class E
                                ------------------------------------------------  -----------------------
                                                                                               May 1, 2001(a)
                                             Year Ended December 31,               Year Ended     through
                                ------------------------------------------------  December 31,  December 31,
                                  2002      2001      2000      1999      1998        2002          2001
                                --------  --------  --------  --------  --------  ------------ --------------
Net Asset Value, Beginning of
 Period........................ $  12.44  $  13.58  $  13.85  $  15.51  $  14.86     $12.43        $12.72
                                --------  --------  --------  --------  --------     ------        ------
Income From Investment
 Operations
Net investment income..........     0.34      0.39      0.42      0.43      0.38       0.29          0.05
Net realized and unrealized
 gain (loss) on investments....    (1.99)    (0.99)    (0.68)    (1.21)     0.97      (1.96)        (0.34)
                                --------  --------  --------  --------  --------     ------        ------
    Total from investment
     operations................    (1.65)    (0.60)    (0.26)    (0.78)     1.35      (1.67)        (0.29)
                                --------  --------  --------  --------  --------     ------        ------
Less Distributions
Distributions from net
 investment income.............    (0.27)    (0.54)     0.00     (0.43)    (0.38)     (0.27)         0.00
Distributions from net realized
 capital gains.................     0.00      0.00     (0.01)    (0.26)    (0.32)      0.00          0.00
Distributions in excess of net
 realized capital gains........     0.00      0.00      0.00     (0.19)     0.00       0.00          0.00
                                --------  --------  --------  --------  --------     ------        ------
    Total Distributions........    (0.27)    (0.54)    (0.01)    (0.88)    (0.70)     (0.27)         0.00
                                --------  --------  --------  --------  --------     ------        ------
Net Asset Value, End of
 Period........................ $  10.52  $  12.44  $  13.58  $  13.85  $  15.51     $10.49        $12.43
                                ========  ========  ========  ========  ========     ======        ======
Total Return (%)...............    (13.5)     (4.5)     (1.9)     (5.1)      9.1      (13.7)         (2.3)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)........     0.85      0.83      0.80      0.77      0.82       1.00          0.98 (c)
Ratio of operating expenses to
 average net assets after
 expense reductions (%) (d)....     0.83      0.83      0.80        --        --       0.98          0.98 (c)
Ratio of net investment income
 to average net assets (%).....     2.69      3.00      2.88      2.83      2.72       2.54          2.71 (c)
Portfolio turnover rate (%)....       47        65       126        63        72         47            65 (c)
Net assets, end of period
 (000)......................... $102,817  $143,059  $159,977  $192,666  $190,577     $9,548        $1,583

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                          MFS Total Return Portfolio

                                                                   Class A                         Class B
                                              ------------------------------------------------  --------------
                                                                                                May 1, 2002(a)
                                                           Year Ended December 31,                 through
                                              ------------------------------------------------   December 31,
                                                2002      2001      2000      1999      1998         2002
                                              --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Year........... $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85     $129.24
                                              --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net investment income........................     3.89      4.60      6.49      6.98      6.56        0.99
Net realized and unrealized gain (loss) on
 investments.................................   (10.18)   (11.61)   (12.98)    13.48     30.50      (11.22)
                                              --------  --------  --------  --------  --------     -------
    Total from investment operations.........    (6.29)    (7.01)    (6.49)    20.46     37.06      (10.23)
                                              --------  --------  --------  --------  --------     -------
Less Distributions
Distributions from net investment income.....    (4.47)    (6.60)     0.00     (6.83)    (6.51)       0.00
Distributions from net realized capital
 gains.......................................   (11.33)   (30.39)    (4.41)   (24.57)   (12.64)       0.00
                                              --------  --------  --------  --------  --------     -------
    Total Distributions......................   (15.80)   (36.99)    (4.41)   (31.40)   (19.15)       0.00
                                              --------  --------  --------  --------  --------     -------
Net Asset Value, End of Year................. $ 119.83  $ 141.92  $ 185.92  $ 196.82  $ 207.76     $119.01
                                              ========  ========  ========  ========  ========     =======
Total Return (%).............................     (5.4)     (3.8)     (3.4)     10.0      19.7        (7.9)(b)
Ratio of operating expenses to average net
 assets (%)..................................     0.66      0.63      0.58      0.58      0.58        0.91 (c)
Ratio of net investment income to average net
 assets (%)..................................     2.98      2.96      3.14      3.16      3.15        2.75 (c)
Portfolio turnover rate (%)..................       91       160        48        49        25          91 (c)
Net assets, end of year (000)................ $133,092  $157,716  $181,270  $218,881  $213,639     $ 7,168

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

            Salomon Brothers Strategic Bond Opportunities Portfolio

                                                                            Class A
                                                         ---------------------------------------------
                                                                    Year Ended December 31,
                                                         ---------------------------------------------
                                                           2002      2001      2000     1999     1998
                                                         --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period.................... $  11.20  $  11.42  $ 10.67  $ 11.43  $ 12.01
                                                         --------  --------  -------  -------  -------
Income From Investment Operations
Net investment income...................................     0.69      0.70     0.77     0.95     0.80
Net realized and unrealized gain (loss) on investments..     0.35      0.04    (0.02)   (0.78)   (0.56)
                                                         --------  --------  -------  -------  -------
    Total from investment operations....................     1.04      0.74     0.75     0.17     0.24
                                                         --------  --------  -------  -------  -------
Less Distributions
Distributions from net investment income................    (0.80)    (0.96)    0.00    (0.93)   (0.79)
Distributions from net realized capital gains...........     0.00      0.00     0.00     0.00    (0.02)
Distributions in excess of net realized capital gains...     0.00      0.00     0.00     0.00    (0.01)
                                                         --------  --------  -------  -------  -------
    Total distributions.................................    (0.80)    (0.96)    0.00    (0.93)   (0.82)
                                                         --------  --------  -------  -------  -------
Net Asset Value, End of Period.......................... $  11.44  $  11.20  $ 11.42  $ 10.67  $ 11.43
                                                         ========  ========  =======  =======  =======
Total Return (%)........................................      9.6       6.6      7.0      1.4      2.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.85      0.84     0.78     0.81     0.85
Ratio of Net Investment Income to Average Net Assets (%)     6.25      6.44     6.90     8.15     7.20
Portfolio Turnover Rate (%).............................      239       248      360      224      283
Net Assets, End of Period (000)......................... $122,023  $109,448  $95,434  $94,910  $95,450

                                                             Class B                Class E
                                                         ---------------  -----------------------
                                                         July 30, 2002(a)     Year     May 1, 2001(a)
                                                             through         Ended        through
                                                          December 31,    December 31,  December 31,
                                                              2002            2002          2001
                                                         ---------------  ------------ --------------
Net Asset Value, Beginning of Period....................     $10.43         $ 11.20        $10.80
                                                             ------         -------        ------
Income From Investment Operations
Net investment income...................................       0.14            0.73          0.10
Net realized and unrealized gain (loss) on investments..       0.84            0.29          0.30
                                                             ------         -------        ------
    Total from investment operations....................       0.98            1.02          0.40
                                                             ------         -------        ------
Less Distributions
Distributions from net investment income................       0.00           (0.80)         0.00
Distributions from net realized capital gains...........       0.00            0.00          0.00
Distributions in excess of net realized capital gains...       0.00            0.00          0.00
                                                             ------         -------        ------
    Total distributions.................................       0.00           (0.80)         0.00
                                                             ------         -------        ------
Net Asset Value, End of Period..........................     $11.41         $ 11.42        $11.20
                                                             ======         =======        ======
Total Return (%)........................................        9.4 (b)         9.4           3.7 (b)
Ratio of Operating Expenses to Average Net Assets (%)...       1.10 (c)        1.00          0.99 (c)
Ratio of Net Investment Income to Average Net Assets (%)       5.66 (c)        6.03          5.50 (c)
Portfolio Turnover Rate (%).............................        239 (c)         239           248 (c)
Net Assets, End of Period (000).........................     $    2         $26,060        $2,476

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  Salomon Brothers U.S. Government Portfolio

                                                                 Class A
                                              --------------------------------------------
                                                         Year Ended December 31,
                                              --------------------------------------------
                                                2002      2001     2000     1999     1998
                                              --------  --------  ------- -------  -------
Net Asset Value, Beginning of Period......... $  11.97  $  11.94  $ 10.81 $ 11.47  $ 11.14
                                              --------  --------  ------- -------  -------
Income From Investment Operations
Net investment income........................     0.38      0.37     0.67    0.65     0.47
Net realized and unrealized gain (loss) on
 investments.................................     0.54      0.41     0.46   (0.62)    0.37
                                              --------  --------  ------- -------  -------
    Total from investment operations.........     0.92      0.78     1.13    0.03     0.84
                                              --------  --------  ------- -------  -------
Less Distributions
Distributions from net investment income.....    (0.38)    (0.75)    0.00   (0.66)   (0.45)
Distributions from net realized capital gains    (0.17)     0.00     0.00   (0.03)   (0.06)
                                              --------  --------  ------- -------  -------
    Total Distributions......................    (0.55)    (0.75)    0.00   (0.69)   (0.51)
                                              --------  --------  ------- -------  -------
Net Asset Value, End of Period............... $  12.34  $  11.97  $ 11.94 $ 10.81  $ 11.47
                                              ========  ========  ======= =======  =======
Total Return (%).............................      7.9       6.7     10.5     0.2      7.5
Ratio of Operating Expenses to Average Net
 Assets (%)..................................     0.70      0.70     0.70    0.70     0.70
Ratio of Net Investment Income to Average
 Net Assets (%)..............................     2.20      4.49     6.29    5.89     5.70
Portfolio Turnover Rate (%)..................      672       362      583     530      496
Net Assets, End of Period (000).............. $180,989  $102,066  $57,173 $50,967  $45,807
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................     0.70      0.73     0.71    0.72     0.77

                                                  Class B                Class E
                                              ---------------- -----------------------
                                              July 30, 2002(a)              May 1, 2001(a)
                                                  through       Year Ended     through
                                                December 31,   December 31,  December 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
Net Asset Value, Beginning of Period.........      $11.88        $ 11.96        $11.45
                                                   ------        -------        ------
Income From Investment Operations
Net investment income........................        0.04           0.31          0.07
Net realized and unrealized gain (loss) on
 investments.................................        0.39           0.42          0.44
                                                   ------        -------        ------
    Total from investment operations.........        0.43           0.73          0.51
                                                   ------        -------        ------
Less Distributions
Distributions from net investment income.....        0.00          (0.20)         0.00
Distributions from net realized capital gains        0.00          (0.17)         0.00
                                                   ------        -------        ------
    Total Distributions......................        0.00          (0.37)         0.00
                                                   ------        -------        ------
Net Asset Value, End of Period...............      $12.31        $ 12.32        $11.96
                                                   ======        =======        ======
Total Return (%).............................         3.6 (b)        7.7           4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)..................................        0.95 (c)       0.85          0.85 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)..............................        1.34 (c)       2.05          3.39 (c)
Portfolio Turnover Rate (%)..................         672 (c)        672           362 (c)
Net Assets, End of Period (000)..............      $    2        $67,262        $6,289
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................        0.95 (c)       0.85          0.88 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

   U.S. EQUITY PORTFOLIOS                  EQUITY AND FIXED-INCOME
                                           PORTFOLIO
   MetLife Stock Index Portfolio
   State Street Research Investment Trust  State Street Research Diversified
     Portfolio                               Portfolio

   Janus Mid Cap Portfolio                 FIXED-INCOME PORTFOLIO
   State Street Research Aggressive Growth
     Portfolio                             State Street Research Bond Income
                                             Portfolio
   T. Rowe Price Small Cap Growth
     Portfolio                             MONEY MARKET PORTFOLIO

   INTERNATIONAL/GLOBAL EQUITY             State Street Research Money Market
   PORTFOLIOS                                Portfolio

   Putnam International Stock Portfolio
   Scudder Global Equity Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................  3
Section II--Information about each Portfolio...............................  6
Section III--Other Information about the Fund.............................. 76
Financial Highlights....................................................... 78

                       Information about each Portfolio
                       --------------------------------
MetLife Stock Index Portfolio..............................................  8
State Street Research Investment Trust Portfolio........................... 13
Janus Mid Cap Portfolio.................................................... 19
State Street Research Aggressive Growth Portfolio.......................... 27
T. Rowe Price Small Cap Growth Portfolio................................... 33
Putnam International Stock Portfolio....................................... 39
Scudder Global Equity Portfolio............................................ 45
State Street Research Diversified Portfolio................................ 52
State Street Research Bond Income Portfolio................................ 62
State Street Research Money Market Portfolio............................... 70

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Ten of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Janus Mid Cap Portfolio is a "diversified" fund. As a "non-diversified" fund, the Janus Mid Cap Portfolio may hold fewer securities than the other Portfolios. If the stocks held by the Janus Mid Cap Portfolio perform poorly, the Portfolio could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the MetLife Stock Index Portfolio and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the MetLife Stock Index Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

S&P 500 Index Information

Standard & Poor's sponsors the S&P 500 Index. Standard & Poor's has no responsibility for and does not participate in the management of the Portfolio's assets or sale of the Portfolio's shares. The S&P 500 Index and its associated trademarks and service marks are the exclusive property of Standard & Poor's. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship Standard & Poor's has with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%  -26.1%


During the period shown above, the highest quarterly return was 19.47% for the fourth quarter of 1998, and the lowest quarterly return was -17.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......    -26.13%        -2.67%          7.28%
           Class B*.....    -26.28%        -2.92%          7.03%
           Class E*.....    -26.21%        -2.82%          7.13%
           S&P 500 Index    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                               State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.49%   0.49%   0.49%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.54%   0.79%   0.69%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.52% for Class A shares, 0.77% for Class B shares and 0.67% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $55       $173        $302      $677
               Class B   $81       $252        $439      $978
               Class E   $70       $221        $384      $859

State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                               State Street Research Investment Trust Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Investment Trust Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since its inception. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since its inception, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio's average daily net assets.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with capitalizations between approximately $1.3 billion and $10.8 billion.

The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Janus Mid Cap Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                        Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998    1999    2000    2001    2002
-----  ------  ------  ------  ------
37.2%  122.9%  -31.2%  -37.3%  -29.0%


During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years    (March 1, 1997)
                               ------------- --------------- ---------------------
Class A.......................    -28.98%        -1.31%              3.20%
Class B*......................    -29.17%        -1.56%              2.95%
Class E*......................    -23.05%        -1.46%              3.05%
S&P MidCap 400 Index..........    -14.52%         6.41%             10.10%
Russell Midcap Growth Index**.    -27.41%        -1.82%              1.56%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the Russell
   Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio's subadviser believes that the Russell Midcap Growth Index better reflects the universe of mid cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.69%   0.69%   0.69%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.06%   0.06%   0.06%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....  0.75%   1.00%   0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 77      $240        $417     $  930
Class B.......................   $102      $318        $552     $1,225
Class E.......................   $ 92      $287        $498     $1,108

                                                        Janus Mid Cap Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

                                                        Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2002, Janus managed approximately $138 billion in assets. Janus is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

Jonathan D. Coleman, Executive Vice President, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1995 as a research analyst.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

               State Street Research Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio's total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. State Street Research generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index, or a similar index. As of June 30, 2002, the Russell Midcap Index included companies with market capitalizations ranging from $1.3 to $10.8 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio's total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities subject to the limitations set out under "More About Investment Strategies and Risks--Foreign Securities."

  Stock Selection

In selecting stocks, State Street Research takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

State Street Research Aggressive Growth Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996  1997  1998   1999    2000   2001    2002
-----  -----  -----  ----  ----  -----  -----  -----  ------  ------
22.6%  -1.9%  29.5%  7.7%  6.7%  13.7%  33.2%  -7.6%  -23.8%  -28.7%

During the period shown above, the highest quarterly return was 33.85% for the fourth quarter of 1999, and the lowest quarterly return was -25.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                Past One Year Past Five Years Past Ten Years
                                ------------- --------------- --------------
    Class A....................    -28.72%         -5.33%          3.14%
    Class B*...................        N/A            N/A            N/A
    Class E**..................    -28.79%         -5.48%          2.99%
    Russell Midcap Growth Index    -27.41%         -1.82%          6.71%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                              State Street Research Aggressive Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.73%   0.73%   0.73%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.06%   0.06%   0.06%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.79%   1.04%   0.94%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   One Year Three Years Five Years Ten Years
                                   -------- ----------- ---------- ---------
    Class A.......................   $ 81      $252        $439     $  978
    Class B.......................   $106      $331        $574     $1,271
    Class E.......................   $ 96      $300        $520     $1,155

State Street Research Aggressive Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                              State Street Research Aggressive Growth Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Aggressive Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Eileen Leary has been responsible for the Portfolio's day-to-day management since October 2002. A senior vice president, she joined State Street Research in 1989 and has been an investment professional since 1993.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio's average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio's average daily net assets.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                   T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in a diversified group of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of December 31, 2002, this included companies with market capitalizations of approximately $2.9 billion and below. A company will continue to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

  Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a "top down" manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing--research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Small Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

                                       T. Rowe Price Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998  1999   2000   2001    2002
----  -----  -----  -----  ------
3.5%  28.0%  -9.1%  -9.0%  -26.7%

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was -24.72% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                            Life of the Portfolio
                                              Past One Year Past Five Years    (March 1, 1997)
                                              ------------- --------------- ---------------------
Class A......................................    -26.68%        -4.29%             -0.80%
Class B*.....................................    -26.93%        -4.54%             -1.05%
Class E**....................................    -26.78%        -4.44%             -0.95%
Russell 2000 Growth Index....................    -30.26%        -6.59%             -3.06%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

T. Rowe Price Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.52%   0.52%   0.52%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.09%   0.09%   0.09%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.61%   0.86%   0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $62       $195        $340     $  762
Class B............................   $88       $274        $477     $1,061
Class E............................   $78       $243        $422     $  942

                                       T. Rowe Price Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio's investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives. An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Small Cap Growth Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                           Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                           Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                        Scudder Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Deutsche Investment Management Americas Inc. ("Deutsche Investment Management"), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio's assets in equity securities (primarily common stock) of U.S. and foreign-based companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

  Stock Selection

In choosing stocks, Deutsche Investment Management uses a combination of three analytical disciplines:

Bottom-up research. Deutsche Investment Management looks for companies that are industry leaders, have strong finances and management, and appear able to make the most of local, regional and global opportunities.

Growth orientation. Deutsche Investment Management primarily invests in companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. Deutsche Investment Management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Deutsche Investment Management intends to keep the Portfolio's holdings diversified across industries and geographical areas, although, depending on its outlook, it may increase or reduce the Portfolio's exposure to a given industry or area.

Deutsche Investment Management uses analytical tools to actively monitor the risk profile of the Portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

Deutsche Investment Management uses several strategies in seeking to reduce downside risk, including : (i) diversifying broadly among companies, industries, countries and regions; (ii) focusing on high quality companies with reasonable valuations; and (iii) generally focusing on countries with developed economies.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Scudder Global Equity Portfolio



The Portfolio will normally sell a stock when Deutsche Investment Management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the Portfolio's emphasis on a given country.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                Scudder Global Equity Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998   1999   2000    2001    2002
-----  -----  -----  ------  ------
16.0%  25.2%  -1.6%  -16.1%  -16.0%


During the period shown above, the highest quarterly return was 16.04% for the fourth quarter of 1999, and the lowest quarterly return was -16.60% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                                 Life of the Portfolio
                                                   Past One Year Past Five Years    (March 1, 1997)
                                                   ------------- --------------- ---------------------
Class A...........................................    -16.01%          0.13%             1.70%
Class B*..........................................        N/A            N/A               N/A
Class E**.........................................    -16.12%         -0.02%             1.55%
MSCI World Index (net dividends)..................    -19.89%         -2.11%             0.28%
--------
*  No Class B shares of this Portfolio were outstanding as of December 31, 2002.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Scudder Global Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.64%   0.64%   0.64%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.17%   0.17%   0.17%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.81%   1.06%   0.96%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $ 83      $259        $450     $1,002
Class B............................   $108      $337        $585     $1,294
Class E............................   $ 98      $306        $531     $1,178

                                                Scudder Global Equity Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Deutsche Investment Management may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Deutsche Investment Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Scudder Global Equity Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

It is a fundamental policy of the Portfolio that no more than 5% of its assets may be committed to transactions in options, futures or other derivative instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                Scudder Global Equity Portfolio



Portfolio Management

Deutsche Investment Management is a wholly-owned subsidiary of Deutsche Bank AG, the world's fourth largest asset management firm based on assets under management. As of December 31, 2002 Deutsche Investment Management had more than $389 billion in assets under management. Deutsche Investment Management is located at 345 Park Avenue, New York, New York 10154.

The Portfolio is managed by a team of investment professionals led by William
E. Holzer, a Managing Director who has been with Deutsche Investment Management (formerly named Zurich Scudder Investments, Inc.) since 1980. The other team members include Steve M. Wreford, Vice President, and Nick Bratt, Managing Director. Mr. Wreford and Mr. Bratt have been with Deutsche Investment Management since 2001 and 1976, respectively. Mr. Holzer and Mr. Wreford are responsible for the day-to-day management of the Portfolio including global equity strategy. Mr. Bratt's broad responsibilities include strategic insight for the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio's average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.64% of the Portfolio's average daily net assets.

                  State Street Research Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in equity securities, fixed-income securities and short-term money market instruments.
The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

The Portfolio's investments in equity securities will be in stocks and convertible securities that have long-term growth potential.

The Portfolio's fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations ("CMOs") and collateralized debt obligations ("CDOs"), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

The Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Diversified Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

With respect to the money market portion, the Portfolio may invest in the highest quality, U.S. dollar denominated, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper, asset-backed securities and U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest the entire money market portion of its assets in any one type of security. The money market instrument portion of the Portfolio's assets will be invested in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of those securities will not be more than 90 days.

As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

  Investment Selection

Equity Securities. In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

Fixed-income Securities. In selecting fixed-income securities, State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short- term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

State Street Research Diversified Portfolio


desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

State Street Research monitors and adjusts the investments of the Portfolio's fixed-income portion to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was 3.75 years.

Money Market Instruments. In selecting money market instruments, State Street Research invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

  . Poor performance of equity securities relative to fixed-income securities when State Street Research emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when State Street Research invests relatively more of the Portfolio's assets in fixed-income securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                    State Street Research Diversified Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995    1996  1997   1998   1999  2000  2001    2002
-----  -----  -----  -----  -----  -----  ----  ----  -----  ------
12.8%  -3.1%  27.0%  14.5%  20.6%  19.6%  8.7%  1.0%  -6.3%  -13.9%


During the period shown above, the highest quarterly return was 11.68% for the second quarter of 1997, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     -13.88%         1.17%         7.35%
Class B*......................         N/A           N/A           N/A
Class E**.....................     -13.93%         1.02%         7.20%
S&P 500 Index.................     -22.09%        -0.58%         9.34%
Lehman Brothers Aggregate
  Bond Index..................      10.25%         7.55%         7.51%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

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State Street Research Diversified Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.44%   0.44%   0.44%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses (1)................................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses (1).....  0.49%   0.74%   0.64%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.48% for Class A shares, 0.73% for Class B shares and 0.63% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

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                                    State Street Research Diversified Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Diversified Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                    State Street Research Diversified Portfolio


investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

State Street Research Diversified Portfolio



Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the fixed-income portion and making decisions with

                                    State Street Research Diversified Portfolio


regard to duration targets, yield curve positioning and weightings of sectors and types of securities. The equity portion of the Portfolio is managed by Mr. John T. Wilson as the lead portfolio manager and by Mr. Greg Markel as portfolio manager. Mr. Wilson has been responsible for the day-to-day management of the equity portion of the Portfolio since July 1996. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director, joined State Street Research in 1996. Mr. Markel has assisted with the management of the Portfolio since 1997, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president, joined State Street Research in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio's average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio's average daily net assets.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

State Street Research Bond Income Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                    State Street Research Bond Income Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                    State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

State Street Research Bond Income Portfolio


Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

                                    State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                   State Street Research Money Market Portfolio



   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

                                   State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                   State Street Research Money Market Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Investment Trust Portfolio

                                                                                   Class A
                                                         ----------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ----------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................       0.19        0.18        0.19        0.23        0.36
Net realized and unrealized gain (loss) on investments..      (6.96)      (6.00)      (2.55)       6.38        8.52
                                                         ----------  ----------  ----------  ----------  ----------
    Total from investment operations....................      (6.77)      (5.82)      (2.36)       6.61        8.88
                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................      (0.12)      (0.25)       0.00       (0.24)      (0.36)
Distributions from net realized capital gains...........       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                                         ----------  ----------  ----------  ----------  ----------
    Total distributions.................................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.......................... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%)........................................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.52        0.50        0.49          --          --
Ratio of net investment income to average net assets (%)       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%).............................         79         101          86          83          74
Net assets, end of period (000)......................... $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............    $25.80        $29.14        $25.89        $29.23
                                                     ------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.12          0.02          0.16          0.01
Net realized and unrealized gain (loss) on
 investments.....................................     (6.87)        (3.36)        (6.92)        (3.35)
                                                     ------        ------        ------        ------
    Total from investment operations.............     (6.75)        (3.34)        (6.76)        (3.34)
                                                     ------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.12)         0.00         (0.12)         0.00
Distributions from net realized capital gains....      0.00          0.00          0.00          0.00
                                                     ------        ------        ------        ------
    Total distributions..........................     (0.12)         0.00         (0.12)         0.00
                                                     ------        ------        ------        ------
Net Asset Value, End of Period...................    $18.93        $25.80        $19.01        $25.89
                                                     ======        ======        ======        ======
Total Return (%).................................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)......................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..................    $6,486        $2,849        $7,575        $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Janus Mid Cap Portfolio

                                                                               Class A
                                                       ------------------------------------------------------
                                                                       Year Ended December 31,
                                                       ------------------------------------------------------
                                                         2002       2001        2000        1999       1998
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period.................. $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                       --------  ----------  ----------  ----------  --------
Income From Investment Operations
Net investment income (loss)..........................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
Net realized and unrealized gain (loss) on investments    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                       --------  ----------  ----------  ----------  --------
    Total from investment operations..................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                       --------  ----------  ----------  ----------  --------
Less Distributions
Distributions from net investment income..............     0.00        0.00        0.00        0.00      0.00
Distributions from net realized capital gains.........     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
    Total distributions...............................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, End of Period........................ $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                       ========  ==========  ==========  ==========  ========
Total Return (%)......................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%).     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net
 assets (%)...........................................    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)...........................       78         105         118         103       107
Net assets, end of period (000)....................... $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                       Class B                       Class E
                                           ---------------------------     -----------------------
                                                        January 2, 2001(a)              May 1, 2001(a)
                                            Year Ended       through        Year Ended     through
                                           December 31,    December 31,    December 31,  December 31,
                                               2002            2001            2002          2001
                                           ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period          $14.50         $ 21.47          $14.58        $19.02
                                              ------         -------          ------        ------
Income From Investment Operations
Net investment income (loss)..............     (0.06)          (0.04)          (0.01)         0.00
Net realized and unrealized gain (loss) on
 investments..............................     (4.17)          (6.93)          (4.24)        (4.44)
                                              ------         -------          ------        ------
    Total from investment operations......     (4.23)          (6.97)          (4.25)        (4.44)
                                              ------         -------          ------        ------
Net Asset Value, End of Period............    $10.27         $ 14.50          $10.33        $14.58
                                              ======         =======          ======        ======
Total Return (%)..........................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net
 assets (%)...............................      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)...............        78             105 (c)          78           105 (c)
Net assets, end of period (000)...........    $9,037         $12,334          $3,605        $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Aggressive Growth Portfolio

                                                                            Class A
                                                   --------------------------------------------------------
                                                                    Year Ended December 31,
                                                   --------------------------------------------------------
                                                     2002       2001        2000        1999        1998
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.............. $  17.88  $    31.59  $    38.45  $    29.53  $    27.61
                                                   --------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income (loss)......................    (0.03)      (0.02)      (0.04)      (0.12)      (0.06)
Net realized and unrealized gain (loss) on
 investments......................................    (5.10)      (6.73)      (1.98)       9.86        3.75
                                                   --------  ----------  ----------  ----------  ----------
    Total from investment operations..............    (5.13)      (6.75)      (2.02)       9.74        3.69
                                                   --------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income..........     0.00       (0.01)       0.00        0.00        0.00
Distributions from net realized capital gains.....     0.00       (6.95)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
    Total distributions...........................     0.00       (6.96)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................... $  12.75  $    17.88  $    31.59  $    38.45  $    29.53
                                                   ========  ==========  ==========  ==========  ==========
Total Return (%)..................................    (28.7)      (23.8)       (7.6)       33.2        13.7
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.79        0.77        0.73        0.72        0.75
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.77        0.76        0.72          --          --
Ratio of net investment income (loss) to average
 net assets (%)...................................    (0.18)      (0.11)      (0.12)      (0.31)      (0.20)
Portfolio turnover rate (%).......................      134         150         170          86          97
Net assets, end of period (000)................... $687,325  $1,069,246  $1,501,072  $1,600,841  $1,431,337

                                                                                             Class E
                                                                                   -----------------------
                                                                                       Year     May 1, 2001(a)
                                                                                      Ended        through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................    $17.88        $20.66
                                                                                      ------        ------
Income From Investment Operations
Net investment income (loss)......................................................     (0.01)        (0.02)
Net realized and unrealized gain (loss) on investments............................     (5.13)        (2.76)
                                                                                      ------        ------
    Total from investment operations..............................................     (5.14)        (2.78)
                                                                                      ------        ------
Net Asset Value, End of Period....................................................    $12.74        $17.88
                                                                                      ======        ======
Total Return (%)..................................................................     (28.8)        (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.94          0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.92          0.91 (c)
Ratio of net investment income (loss) to average net assets (%)...................     (0.24)        (0.12)(c)
Portfolio turnover rate (%).......................................................       134           150 (c)
Net assets, end of period (000)...................................................    $1,361        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   T. Rowe Price Small Cap Growth Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $  11.89  $  14.30  $  15.73  $  12.29  $  11.88
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income (loss).................    (0.04)    (0.04)    (0.03)    (0.03)     0.00
Net realized and unrealized gain (loss) on
 investments.................................    (3.14)    (1.27)    (1.40)     3.47      0.41
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (3.18)    (1.31)    (1.43)     3.44      0.41
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net realized capital gains     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   8.71  $  11.89  $  14.30  $  15.73  $  12.29
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (26.7)     (9.0)     (9.1)     28.0       3.5
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.61      0.61      0.58      0.61      0.67
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       --        --      0.58        --        --
Ratio of net investment income (loss) to
 average net assets (%)......................    (0.38)    (0.34)    (0.19)    (0.27)    (0.02)
Portfolio turnover rate (%)..................       44        38        68        68        38
Net assets, end of period (000).............. $210,410  $298,699  $337,343  $269,518  $189,132

                                                       Class B                Class E
                                                   ---------------- -----------------------
                                                   July 30, 2002(a)              May 1, 2001(a)
                                                       through       Year Ended     through
                                                     December 31,   December 31,  December 31,
                                                         2002           2002          2001
                                                   ---------------- ------------ --------------
Net Asset Value, Beginning of Period..............      $ 8.67         $11.80        $12.22
                                                        ------         ------        ------
Income From Investment Operations
Net investment income (loss)......................       (0.01)         (0.02)         0.00
Net realized and unrealized gain (loss) on
 investments......................................       (0.07)         (3.14)        (0.42)
                                                        ------         ------        ------
    Total from investment operations..............       (0.08)         (3.16)        (0.42)
                                                        ------         ------        ------
Net Asset Value, End of Period....................      $ 8.59         $ 8.64        $11.80
                                                        ======         ======        ======
Total Return (%)..................................        (0.9)(b)      (26.8)         (3.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................        0.86 (c)       0.76          0.76 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       (0.63)(c)      (0.53)         0.00 (c)
Portfolio turnover rate (%).......................          44 (c)         44            38 (c)
Net assets, end of period (000)...................      $    3         $1,809        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        Scudder Global Equity Portfolio

                                                              Class A
                                         ------------------------------------------------
                                                      Year Ended December 31,
                                         ------------------------------------------------
                                           2002      2001      2000      1999      1998
                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.... $  10.86  $  14.62  $  14.91  $  12.38  $  10.85
                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................     0.13      0.35      0.18      0.14      0.16
Net realized and unrealized gain (loss)
 on investments.........................    (1.84)    (2.55)    (0.42)     2.93      1.57
                                         --------  --------  --------  --------  --------
    Total from investment operations....    (1.71)    (2.20)    (0.24)     3.07      1.73
                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income    (0.17)    (0.31)    (0.01)    (0.07)    (0.16)
Distributions from net realized capital
 gains..................................     0.00     (1.25)    (0.04)    (0.47)    (0.04)
                                         --------  --------  --------  --------  --------
    Total distributions.................    (0.17)    (1.56)    (0.05)    (0.54)    (0.20)
                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......... $   8.98  $  10.86  $  14.62  $  14.91  $  12.38
                                         ========  ========  ========  ========  ========
Total Return (%)........................    (16.0)    (16.1)     (1.6)     25.2      16.0
Ratio of operating expenses to average
 net assets (%).........................     0.81      0.80      0.78      0.87      0.96
Ratio of net investment income to
 average net assets (%).................     1.27      2.90      1.43      1.23      1.61
Portfolio turnover rate (%).............       45        36        58        54        51
Net assets, end of period (000)......... $143,518  $183,296  $211,354  $171,714  $113,715
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        --        --      1.01

                                                                       Class E
                                                             -----------------------
                                                                          May 1, 2001(a)
                                                              Year Ended     through
                                                             December 31,  December 31,
                                                                 2002          2001
                                                             ------------ --------------
Net Asset Value, Beginning of Period........................    $10.85        $12.21
                                                                ------        ------
Income From Investment Operations
Net investment income.......................................      0.19          0.00
Net realized and unrealized gain (loss) on investments......     (1.91)        (1.36)
                                                                ------        ------
    Total from investment operations........................     (1.72)        (1.36)
                                                                ------        ------
Less Distributions
Distributions from net investment income....................     (0.17)         0.00
                                                                ------        ------
    Total distributions.....................................     (0.17)         0.00
                                                                ------        ------
Net Asset Value, End of Period..............................    $ 8.96        $10.85
                                                                ======        ======
Total Return (%)............................................     (16.1)        (11.1)(b)
Ratio of operating expenses to average net assets (%).......      0.96          0.95 (c)
Ratio of net investment income to average net assets (%)....      1.18          0.95 (c)
Portfolio turnover rate (%).................................        45            36 (c)
Net assets, end of period (000).............................    $2,870        $   47

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Diversified Portfolio

                                                                                  Class A
                                                        ----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
                                                           2002        2001        2000        1999        1998
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................... $    15.51  $    18.38  $    18.27  $    18.39  $    16.98
                                                        ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income..................................       0.42        0.49        0.62        0.59        0.60
Net realized and unrealized gain (loss) on
 investments...........................................      (2.53)      (1.62)      (0.43)       0.96        2.70
                                                        ----------  ----------  ----------  ----------  ----------
    Total from investment operations...................      (2.11)      (1.13)       0.19        1.55        3.30
                                                        ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income...............      (0.33)      (0.78)       0.00       (0.60)      (0.57)
Distributions from net realized capital gains..........       0.00       (0.96)      (0.08)      (1.07)      (1.32)
                                                        ----------  ----------  ----------  ----------  ----------
    Total distributions................................      (0.33)      (1.74)      (0.08)      (1.67)      (1.89)
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period......................... $    13.07  $    15.51  $    18.38  $    18.27  $    18.39
                                                        ==========  ==========  ==========  ==========  ==========
Total Return (%).......................................      (13.9)       (6.3)        1.0         8.7        19.6
Ratio of operating expenses to average net assets
 before expense reductions (%).........................       0.49        0.49        0.46        0.45        0.48
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)............................       0.48        0.47        0.46          --          --
Ratio of net investment income to average net assets
 (%)...................................................       2.68        2.73        3.26        3.08        3.39
Portfolio turnover rate (%)............................        112         131         131         124         106
Net assets, end of period (000)........................ $1,688,913  $2,345,064  $2,756,922  $2,874,412  $2,656,987

                                                                                             Class E
                                                                                   -----------------------
                                                                                                May 1, 2001(a)
                                                                                    Year Ended     through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................   $ 15.51        $16.18
                                                                                     -------        ------
Income From Investment Operations
Net investment income.............................................................      0.40          0.01
Net realized and unrealized gain (loss) on investments............................     (2.52)        (0.68)
                                                                                     -------        ------
    Total from investment operations..............................................     (2.12)        (0.67)
                                                                                     -------        ------
Less Distributions
Distributions from net investment income..........................................     (0.33)         0.00
Distributions from net realized capital gains.....................................      0.00          0.00
                                                                                     -------        ------
    Total distributions...........................................................     (0.33)         0.00
                                                                                     -------        ------
Net Asset Value, End of Period....................................................   $ 13.06        $15.51
                                                                                     =======        ======
Total Return (%)..................................................................     (13.9)         (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.64          0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.63          0.62 (c)
Ratio of net investment income to average net assets (%)..........................      2.53          2.58 (c)
Portfolio turnover rate (%).......................................................       112           131 (c)
Net assets, end of period (000)...................................................   $11,490        $   22

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                                   INTERNATIONAL PORTFOLIO

Capital Guardian U.S. Equity Portfolio                   Putnam International Stock Portfolio
Davis Venture Value Portfolio
MFS Investors Trust Portfolio                            EQUITY AND FIXED INCOME
MFS Research Managers Portfolio                            PORTFOLIO
Met/Putnam Voyager Portfolio (formerly
           Putnam Large Cap Growth Portfolio)            MFS Total Return Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................  3
Section II--Information about each Portfolio...............................  5
Section III--Other Information about the Fund.............................. 45
Financial Highlights....................................................... 47

                       Information about each Portfolio
                       --------------------------------
Capital Guardian U.S. Equity Portfolio.....................................  7
Davis Venture Value Portfolio.............................................. 12
MFS Investors Trust Portfolio.............................................. 16
MFS Research Managers Portfolio............................................ 21
Met/Putnam Voyager Portfolio............................................... 27
Putnam International Stock Portfolio....................................... 33
MFS Total Return Portfolio................................................. 39

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Seven of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                    Capital Guardian U.S. Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Capital Guardian Trust Company ("Capital Guardian"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. For the purposes of this 80% minimum, "equity securities" are defined as securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in fixed- income securities convertible into equity securities. The Portfolio may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. Capital Guardian defines "foreign securities" as securities of issuers outside the U.S. and not included in the S&P 500 Index. "Foreign securities" also includes American Depositary Receipts ("ADRs"), through which the Portfolio may also have exposure to foreign currencies.

  Stock Selection

In selecting stocks for the Portfolio, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Portfolio dynamic, growing companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

Capital Guardian U.S. Equity Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                             Class A Class B Class E
                                                             ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)........................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)............  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class A Class B Class E
                                                             ------- ------- -------
Management Fees.............................................  0.68%   0.68%   0.68%
Distribution and Service (12b-1) Fees.......................  0.00%   0.25%   0.15%
Other Expenses(1)(2)........................................  0.06%   0.06%   0.06%
                                                              -----   -----   -----
Total Annual Portfolio Operating Expenses(1)................  0.74%   0.99%   0.89%

--------
(1) Capital Guardian directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.60% for Class A shares, 0.85% for Class B shares and 0.75% for Class E shares.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 76      $237        $411     $  918
Class B.......................   $101      $315        $547     $1,213
Class E.......................   $ 91      $284        $493     $1,096

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

                                         Capital Guardian U.S. Equity Portfolio



Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds. The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio's investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's fees and expenses.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Capital Guardian U.S. Equity Portfolio



Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Portfolio Management

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968. As of December 31, 2002, Capital Guardian managed approximately $105 billion in assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                                         Capital Guardian U.S. Equity Portfolio




David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

Eugene Stein is an Executive Vice President, a Director and Chairman of Capital Guardian, as well as Chairman of Capital Guardian's Investment Committee. He joined the Capital Guardian organization in 1972.

Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

Alan J. Wilson is a Vice President of Capital International Research, Inc. and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. She joined the Capital Guardian organization in 1990.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.68% of the Portfolio's average daily net assets.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

                                                  Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

                                                  Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                         MFS Investors Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, ordinarily invests at least 65% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Portfolio may invest in companies of any size, the Portfolio focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Portfolio may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                  MFS Investors Trust Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                                    [CHART]

2000    2001    2002
-----  ------  ------
-0.2%  -15.9%  -20.2%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -14.10% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -20.20%           -9.69%
               Class B*.....    -20.45%           -9.94%
               Class E**....    -20.24%           -9.84%
               S&P 500 Index    -22.09%           -9.53%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

MFS Investors Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.75%   0.75%   0.75%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.59%   0.59%   0.59%
                                                   ------  ------  ------
      Total Annual Portfolio Operating Expenses(1)  1.34%   1.59%   1.49%
      Fee Waiver and/or Expense Reimbursement(2).. (0.34%) (0.34%) (0.34%)
                                                   ------  ------  ------
      Net Operating Expenses(1)(2)................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.32% for Class A shares, 1.57% for Class B shares and 1.47% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.98% for Class A shares, 1.23% for Class B shares and 1.13% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $391        $702     $1,583
               Class B   $127      $469        $834     $1,861
               Class E   $117      $438        $781     $1,750

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

                                                  MFS Investors Trust Portfolio



Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

MFS Investors Trust Portfolio



  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., a Senior Vice President of MFS, and Brooks Taylor, a Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Taylor has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                        MFS Research Managers Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, invests at least 80% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Portfolio invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Portfolio may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Portfolio from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

MFS Research Managers Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

       [CHART]

 2000    2001    2002
------  ------  ------
-3.6%   -21.0%  -24.1%

During the period shown above, the highest quarterly return was 22.37% for the fourth quarter of 1999, and the lowest quarterly return was -19.26% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    -24.12%           -9.54%
               Class B*.....        N/A              N/A
               Class E**....    -24.21%           -9.69%
               S&P 500 Index    -22.09%           -9.53%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                MFS Research Managers Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.75%   0.75%   0.75%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses(1)......................................  0.39%   0.39%   0.39%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses(1)...........  1.14%   1.39%   1.29%
Fee Waiver and/or Expense Reimbursement(2)............. (0.14%) (0.14%) (0.14%)
                                                        ------  ------  ------
Net Operating Expenses(1)(2)...........................  1.00%   1.25%   1.15%

--------
(1) MFS directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.07% for Class A shares, 1.32% for Class B shares and 1.22% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.93% for Class A shares, 1.18% for Class B shares and 1.08% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $102      $348        $614     $1,374
Class B............................   $127      $426        $747     $1,656
Class E............................   $117      $395        $694     $1,544

MFS Research Managers Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities.   The Portfolio may invest in Rule 144A securities. Since
trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                MFS Research Managers Portfolio


countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distributions or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

MFS Research Managers Portfolio




Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of equity research analysts.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         Met/Putnam Voyager Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests mainly in common stocks of U.S. companies, with a focus on growth stocks. The Portfolio invests mainly in midsized and large companies, although the Portfolio may invest in companies of any size.

  Stock Selection

Putnam looks for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in companies that Putnam believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. Putnam will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

  . Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  .  Potentially rapid price changes (volatility) of equity securities.

Met/Putnam Voyager Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

  [CHART]

 2001    2002
------  ------
-30.8%  -28.9%

During the period shown above, the highest quarterly return was 13.22% for the fourth quarter of 2001, and the lowest quarterly return was -26.85% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                             Life of the Portfolio
                               Past One Year     (May 1, 2000)
                               ------------- ---------------------
Class A.......................    -28.90%           -31.89%
Class B*......................    -29.15%           -32.14%
Class E**.....................    -28.97%           -32.04%
Russell 1000 Growth Index.....    -27.88%           -26.73%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Met/Putnam Voyager Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
                                                  ------- ------- -------
      Management Fees............................  0.80%   0.80%   0.80%
      Distribution and Service (12b-1) Fees......  0.00%   0.25%   0.15%
      Other Expenses.............................  0.27%   0.27%   0.27%
                                                  ------  ------  ------
      Total Annual Portfolio Operating Expenses..  1.07%   1.32%   1.22%
      Fee Waiver and/or Expense Reimbursement (1) (0.07%) (0.07%) (0.07%)
                                                  ------  ------  ------
      Net Operating Expenses (1).................  1.00%   1.25%   1.15%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $333        $583     $1,299
               Class B   $127      $411        $717     $1,584
               Class E   $117      $380        $664     $1,471

Met/Putnam Voyager Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and forward, futures and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                                   Met/Putnam Voyager Portfolio



  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion for retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's Large Cap Growth team, with Mr. Brian O'Toole as Managing Director and Chief Investment Officer. In this role, he heads the team managing global and U.S. large-cap growth equity portfolios for both institutional and mutual fund investors. Mr. O'Toole is also the portfolio leader for other Putnam funds. Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. Before joining Putnam, Mr. O'Toole was the Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management from 1998-2002, and a Senior Portfolio Manager at The Northern Trust Company from 1994 to 1998.

Tony H. Elavia and Eric M. Wetlaufer are also members of Putnam's Large Cap Growth team. Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998). Mr. Wetlaufer joined Putnam in


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.


Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Met/Putnam Voyager Portfolio


1997 and has 16 years of investment experience. He co-leads the teams responsible for managing mid-cap growth equity institutional portfolios.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $500 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.80% of the Portfolio's average daily net assets.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                           Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                           Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                          MFS Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, normally invests at least 40%, but not more than 75%, of the Portfolio's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stock and bonds, warrants or rights convertible into stock. The Portfolio may also invest in depositary receipts for such equity securities. The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Portfolio focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). The Portfolio may invest in fixed-income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Portfolio normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, but the Portfolio may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Portfolio may invest up to 20% of its net assets in foreign securities.

  Investment Selection

Equity Securities. The Portfolio will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Portfolio. This means that securities are selected based upon MFS's assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-income Securities. In selecting fixed-income investments for the Portfolio, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

MFS Total Return Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign equity or fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                     MFS Total Return Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Back Bay Advisors and MFS.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10.6%  -1.1%  31.3%  15.0%  26.6%  19.7%  10.0%  -3.4%  -3.8%  -5.4%


During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                    Past One Year Past Five Years Past Ten Years
                                    ------------- --------------- --------------
Class A............................     -5.37%         2.97%          9.24%
Class B*...........................     -5.62%         2.72%          8.99%
Class E**..........................        N/A           N/A            N/A
S&P 500 Index......................    -22.09%        -0.58%          9.34%
Lehman Brothers Government/Credit
  Index............................     11.04%         7.62%          7.61%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

MFS Total Return Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.50%   0.50%   0.50%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.16%   0.16%   0.16%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.66%   0.91%   0.81%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $67       $211        $368     $  822
Class B............................   $93       $290        $504     $1,120
Class E............................   $83       $259        $450     $1,002

                                                     MFS Total Return Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

MFS Total Return Portfolio



Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2002, MFS managed approximately $112.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers headed by David M. Calabro, a Senior Vice President of MFS. Mr. Calabro has been employed in the investment management area of MFS since 1992. He is also a manager of the equity portion of the Portfolio. The other managers of the Portfolio's equity portion are Constantinos G. Mokas, Lisa B. Nurme, Steven R. Gorham and Kenneth
J. Enright, who are all Senior Vice Presidents at MFS. Mr. Mokas has been employed in the investment management area of MFS since 1990; Ms. Nurme, since 1987; Mr. Gorham, since 2002; and Mr. Enright, since 1986.

Michael W. Roberge, a Senior Vice President of MFS, is the manager of the fixed-income portion of the Portfolio. Mr. Roberge has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

Currently, each Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such

Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                    Capital Guardian U.S. Equity Portfolio

                                                                                      Class A         Class B
                                                                                   --------------  --------------
                                                                                   May 1, 2002(a)  May 1, 2002(a)
                                                                                      through         through
                                                                                    December 31,    December 31,
                                                                                        2002            2002
                                                                                   --------------  --------------
Net Asset Value, Beginning of Period..............................................    $  10.00         $10.00
                                                                                      --------         ------
Income From Investment Operations
Net investment income.............................................................        0.05           0.02
Net realized and unrealized gain (loss) on investments............................       (2.15)         (2.13)
                                                                                      --------         ------
    Total from investment operations..............................................       (2.10)         (2.11)
                                                                                      --------         ------
Net Asset Value, End of Period....................................................    $   7.90         $ 7.89
                                                                                      ========         ======
Total Return (%)..................................................................       (21.0)(b)      (21.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)       0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.60 (c)       0.85 (c)
Ratio of net investment income to average net assets (%)..........................        0.88 (c)       0.63 (c)
Portfolio turnover rate (%).......................................................          30 (c)         30 (c)
Net assets, end of period (000)...................................................    $309,078         $9,157

--------

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MFS Investors Trust Portfolio

                                                                               Class A
                                                             ----------------------------------------
                                                                                        April 30, 1999(a)
                                                              Year Ended December 31,        through
                                                             -------------------------    December 31,
                                                               2002     2001     2000         1999
                                                             -------  -------  -------  -----------------
Net Asset Value, Beginning of Period........................ $  8.57  $ 10.23  $ 10.26       $10.00
                                                             -------  -------  -------       ------
Income From Investment Operations
Net investment income.......................................    0.05     0.05     0.04         0.02
Net realized and unrealized gain (loss) on investments......   (1.78)   (1.67)   (0.06)        0.26
                                                             -------  -------  -------       ------
    Total from investment operations........................   (1.73)   (1.62)   (0.02)        0.28
                                                             -------  -------  -------       ------
Less Distributions
Distributions from net investment income....................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
    Total distributions.....................................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
Net Asset Value, End of Period.............................. $  6.81  $  8.57  $ 10.23       $10.26
                                                             =======  =======  =======       ======
Total Return (%)............................................   (20.2)   (15.9)    (0.2)         2.9 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    0.90     0.90     0.90         0.90 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    0.88       --       --           --
Ratio of net investment income to average net assets (%)....    0.62     0.58     0.51         0.45 (c)
Portfolio turnover rate (%).................................      63       86       68           60 (c)
Net assets, end of period (000)............................. $20,618  $24,506  $18,422       $6,841
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................    1.34     1.37     1.57         2.03 (c)

                                                                Class B               Class E
                                                             -------------- -----------------------
                                                             May 1, 2002(a)              May 1, 2001(a)
                                                                through      Year Ended     through
                                                              December 31,  December 31,  December 31,
                                                                  2002          2002          2001
                                                             -------------- ------------ --------------
Net Asset Value, Beginning of Period........................    $  8.13        $ 8.57        $ 9.56
                                                                -------        ------        ------
Income From Investment Operations
Net investment income.......................................       0.01          0.04          0.01
Net realized and unrealized gain (loss) on investments......      (1.34)        (1.77)        (1.00)
                                                                -------        ------        ------
    Total from investment operations........................      (1.33)        (1.73)        (0.99)
                                                                -------        ------        ------
Less Distributions
Distributions from net investment income....................       0.00         (0.03)         0.00
                                                                -------        ------        ------
    Total distributions.....................................       0.00         (0.03)         0.00
                                                                -------        ------        ------
Net Asset Value, End of Period..............................    $  6.80        $ 6.81        $ 8.57
                                                                =======        ======        ======
Total Return (%)............................................      (16.4)(b)     (20.2)        (10.4)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................       1.15 (c)      1.05          1.05 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................       1.13 (c)      1.03            --
Ratio of net investment income to average net assets (%)....       0.55 (c)      0.55          0.26 (c)
Portfolio turnover rate (%).................................         63 (c)        63            86 (c)
Net assets, end of period (000).............................    $12,365        $4,436        $  730
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       1.59 (c)      1.49          1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        MFS Research Managers Portfolio

                                                    Class A                              Class E
                                  ----------------------------------------     -----------------------
                                                             April 30, 1999(a)              May 1, 2001(a)
                                   Year Ended December 31,        through       Year Ended     through
                                  -------------------------    December 31,    December 31,  December 31,
                                    2002     2001     2000         1999            2002          2001
                                  -------  -------  -------  ----------------- ------------ --------------
Net Asset Value, Beginning of
 Period.......................... $  9.04  $ 11.54  $ 11.98       $10.00          $ 9.01        $10.52
                                  -------  -------  -------       ------          ------        ------
Income From Investment
 Operations
Net investment income............    0.05     0.01     0.02         0.00            0.03          0.02
Net realized and unrealized gain
 (loss) on investments...........   (2.23)   (2.42)   (0.45)        1.98           (2.21)        (1.53)
                                  -------  -------  -------       ------          ------        ------
    Total from investment
     operations..................   (2.18)   (2.41)   (0.43)        1.98           (2.18)        (1.51)
                                  -------  -------  -------       ------          ------        ------
Less Distributions
Distributions from net investment
 income..........................   (0.01)    0.00    (0.01)        0.00           (0.01)         0.00
Distributions from net realized
 gains...........................    0.00    (0.09)    0.00         0.00            0.00          0.00
                                  -------  -------  -------       ------          ------        ------
    Total distributions..........   (0.01)   (0.09)   (0.01)        0.00           (0.01)         0.00
                                  -------  -------  -------       ------          ------        ------
Net Asset Value, End of Period... $  6.85  $  9.04  $ 11.54       $11.98          $ 6.82        $ 9.01
                                  =======  =======  =======       ======          ======        ======
Total Return (%).................   (24.1)   (21.0)    (3.6)        19.8 (b)       (24.2)        (14.4)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........    0.90     0.90     0.90         0.90 (c)        1.05          1.05 (c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............    0.83     0.90     0.90           --            0.98          1.05 (c)
Ratio of net investment income to
 average net assets (%)..........    0.58     0.14     0.09        (0.06)(c)        0.57          0.08 (c)
Portfolio turnover rate (%)......     112       98       83           84 (c)         112            98 (c)
Net assets, end of period (000).. $27,483  $42,191  $53,910       $6,872          $2,067        $  377
The Ratios of operating expenses
 to average net assets without
 giving effect to the contractual
 expense agreement would have
 been (%)........................    1.14     1.06     1.25         2.03 (c)        1.29          1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Met/Putnam Voyager Portfolio

                                                               Class A                 Class B
                                                   ----------------------------     --------------
                                                      Year Ended     May 1, 2000(a) May 1, 2002(a)
                                                     December 31,       through        through
                                                   ----------------   December 31,   December 31,
                                                     2002     2001        2000           2002
                                                   -------  -------  -------------- --------------
Net Asset Value, Beginning of Period.............. $  5.05  $  7.29     $ 10.00         $ 4.39
                                                   -------  -------     -------         ------
Income From Investment Operations
Net investment income (loss)......................    0.00    (0.01)      (0.01)          0.00
Net realized and unrealized gain (loss) on
 investments......................................   (1.46)   (2.23)      (2.70)         (0.82)
                                                   -------  -------     -------         ------
    Total from investment operations..............   (1.46)   (2.24)      (2.71)         (0.82)
                                                   -------  -------     -------         ------
Net Asset Value, End of Period.................... $  3.59  $  5.05     $  7.29         $ 3.57
                                                   =======  =======     =======         ======
Total Return (%)..................................   (28.9)   (30.8)      (27.1)(b)      (18.7)(b)
Ratio of operating expenses to average net assets
 (%)..............................................    1.00     1.00        1.00 (c)       1.25 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................    0.00    (0.25)      (0.23)(c)      (0.25)(c)
Portfolio turnover rate (%).......................      60       77          70 (c)         60 (c)
Net assets, end of period (000)................... $41,866  $54,626     $36,932         $  0.8
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............    1.07     1.12        1.39 (c)       1.32 (c)

                                                              Class E
                                                    -----------------------
                                                                 May 1, 2001(a)
                                                     Year Ended     through
                                                    December 31,  December 31,
                                                        2002          2001
                                                    ------------ --------------
 Net Asset Value, Beginning of Period..............    $ 5.04        $ 6.14
                                                       ------        ------
 Income From Investment Operations
 Net investment income (loss)......................      0.00         (0.01)
 Net realized and unrealized gain (loss) on
  investments......................................     (1.46)        (1.09)
                                                       ------        ------
     Total from investment operations..............     (1.46)        (1.10)
                                                       ------        ------
 Net Asset Value, End of Period....................    $ 3.58        $ 5.04
                                                       ======        ======
 Total Return (%)..................................     (29.0)        (17.9)(b)
 Ratio of operating expenses to average net assets
  (%)..............................................      1.15          1.15 (c)
 Ratio of net investment income (loss) to average
  net assets (%)...................................     (0.06)        (0.35)(c)
 Portfolio turnover rate (%).......................        60            77 (c)
 Net assets, end of period (000)...................    $4,462        $1,036
 The Ratios of operating expenses to average net
  assets without giving effect to the voluntary
  expense agreement would have been (%)............      1.22          1.27 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                          MFS Total Return Portfolio

                                                                   Class A                         Class B
                                              ------------------------------------------------  --------------
                                                                                                May 1, 2002(a)
                                                           Year Ended December 31,                 through
                                              ------------------------------------------------   December 31,
                                                2002      2001      2000      1999      1998         2002
                                              --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Year........... $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85     $129.24
                                              --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net investment income........................     3.89      4.60      6.49      6.98      6.56        0.99
Net realized and unrealized gain (loss) on
 investments.................................   (10.18)   (11.61)   (12.98)    13.48     30.50      (11.22)
                                              --------  --------  --------  --------  --------     -------
    Total from investment operations.........    (6.29)    (7.01)    (6.49)    20.46     37.06      (10.23)
                                              --------  --------  --------  --------  --------     -------
Less Distributions
Distributions from net investment income.....    (4.47)    (6.60)     0.00     (6.83)    (6.51)       0.00
Distributions from net realized capital
 gains.......................................   (11.33)   (30.39)    (4.41)   (24.57)   (12.64)       0.00
                                              --------  --------  --------  --------  --------     -------
    Total Distributions......................   (15.80)   (36.99)    (4.41)   (31.40)   (19.15)       0.00
                                              --------  --------  --------  --------  --------     -------
Net Asset Value, End of Year................. $ 119.83  $ 141.92  $ 185.92  $ 196.82  $ 207.76     $119.01
                                              ========  ========  ========  ========  ========     =======
Total Return (%).............................     (5.4)     (3.8)     (3.4)     10.0      19.7        (7.9)(b)
Ratio of operating expenses to average net
 assets (%)..................................     0.66      0.63      0.58      0.58      0.58        0.91 (c)
Ratio of net investment income to average net
 assets (%)..................................     2.98      2.96      3.14      3.16      3.15        2.75 (c)
Portfolio turnover rate (%)..................       91       160        48        49        25          91 (c)
Net assets, end of year (000)................ $133,092  $157,716  $181,270  $218,881  $213,639     $ 7,168

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

 U.S. EQUITY PORTFOLIOS                      FIXED INCOME PORTFOLIO

 MetLife Stock Index Portfolio               State Street Research Bond Income
 State Street Research Investment Trust        Portfolio
   Portfolio
 State Street Research Aggressive Growth     MONEY MARKET PORTFOLIO
   Portfolio
 State Street Research Diversified Portfolio State Street Research Money Market
                                               Portfolio


This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................  3
Section II--Information about each Portfolio...............................  5
Section III--Other Information about the Fund.............................. 48
Financial Highlights....................................................... 50

                       Information about each Portfolio
                       --------------------------------
MetLife Stock Index Portfolio..............................................  7
State Street Research Investment Trust Portfolio........................... 12
State Street Research Aggressive Growth Portfolio.......................... 18
State Street Research Diversified Portfolio................................ 24
State Street Research Bond Income Portfolio................................ 34
State Street Research Money Market Portfolio............................... 42

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Six of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display


A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the MetLife Stock Index Portfolio and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the MetLife Stock Index Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                  MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                  MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

S&P 500 Index Information

Standard & Poor's sponsors the S&P 500 Index. Standard & Poor's has no responsibility for and does not participate in the management of the Portfolio's assets or sale of the Portfolio's shares. The S&P 500 Index and its associated trademarks and service marks are the exclusive property of Standard & Poor's. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship Standard & Poor's has with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

                               State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%  -26.1%


During the period shown above, the highest quarterly return was 19.47% for the fourth quarter of 1998, and the lowest quarterly return was -17.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......    -26.13%        -2.67%          7.28%
           Class B*.....    -26.28%        -2.92%          7.03%
           Class E*.....    -26.21%        -2.82%          7.13%
           S&P 500 Index    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.49%   0.49%   0.49%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.54%   0.79%   0.69%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.52% for Class A shares, 0.77% for Class B shares and 0.67% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $55       $173        $302      $677
               Class B   $81       $252        $439      $978
               Class E   $70       $221        $384      $859

                               State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Investment Trust Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                               State Street Research Investment Trust Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since its inception. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since its inception, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio's average daily net assets.

               State Street Research Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio's total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. State Street Research generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index, or a similar index. As of June 30, 2002, the Russell Midcap Index included companies with market capitalizations ranging from $1.3 to $10.8 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio's total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities subject to the limitations set out under "More About Investment Strategies and Risks--Foreign Securities."

  Stock Selection

In selecting stocks, State Street Research takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

                              State Street Research Aggressive Growth Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996  1997  1998   1999    2000   2001    2002
-----  -----  -----  ----  ----  -----  -----  -----  ------  ------
22.6%  -1.9%  29.5%  7.7%  6.7%  13.7%  33.2%  -7.6%  -23.8%  -28.7%

During the period shown above, the highest quarterly return was 33.85% for the fourth quarter of 1999, and the lowest quarterly return was -25.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                Past One Year Past Five Years Past Ten Years
                                ------------- --------------- --------------
    Class A....................    -28.72%         -5.33%          3.14%
    Class B*...................        N/A            N/A            N/A
    Class E**..................    -28.79%         -5.48%          2.99%
    Russell Midcap Growth Index    -27.41%         -1.82%          6.71%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

State Street Research Aggressive Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.73%   0.73%   0.73%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.06%   0.06%   0.06%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.79%   1.04%   0.94%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   One Year Three Years Five Years Ten Years
                                   -------- ----------- ---------- ---------
    Class A.......................   $ 81      $252        $439     $  978
    Class B.......................   $106      $331        $574     $1,271
    Class E.......................   $ 96      $300        $520     $1,155

                              State Street Research Aggressive Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

State Street Research Aggressive Growth Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                              State Street Research Aggressive Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Eileen Leary has been responsible for the Portfolio's day-to-day management since October 2002. A senior vice president, she joined State Street Research in 1989 and has been an investment professional since 1993.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio's average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio's average daily net assets.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                  State Street Research Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in equity securities, fixed-income securities and short-term money market instruments.
The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

The Portfolio's investments in equity securities will be in stocks and convertible securities that have long-term growth potential.

The Portfolio's fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations ("CMOs") and collateralized debt obligations ("CDOs"), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

The Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Diversified Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

With respect to the money market portion, the Portfolio may invest in the highest quality, U.S. dollar denominated, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper, asset-backed securities and U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest the entire money market portion of its assets in any one type of security. The money market instrument portion of the Portfolio's assets will be invested in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of those securities will not be more than 90 days.

As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

  Investment Selection

Equity Securities. In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

Fixed-income Securities. In selecting fixed-income securities, State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short- term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

State Street Research Diversified Portfolio


desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

State Street Research monitors and adjusts the investments of the Portfolio's fixed-income portion to try to maintain a duration generally within 11/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was 3.75 years.

Money Market Instruments. In selecting money market instruments, State Street Research invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

  . Poor performance of equity securities relative to fixed-income securities when State Street Research emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when State Street Research invests relatively more of the Portfolio's assets in fixed-income securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                    State Street Research Diversified Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995    1996  1997   1998   1999  2000  2001    2002
-----  -----  -----  -----  -----  -----  ----  ----  -----  ------
12.8%  -3.1%  27.0%  14.5%  20.6%  19.6%  8.7%  1.0%  -6.3%  -13.9%


During the period shown above, the highest quarterly return was 11.68% for the second quarter of 1997, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     -13.88%         1.17%         7.35%
Class B*......................         N/A           N/A           N/A
Class E**.....................     -13.93%         1.02%         7.20%
S&P 500 Index.................     -22.09%        -0.58%         9.34%
Lehman Brothers Aggregate
  Bond Index..................      10.25%         7.55%         7.51%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

State Street Research Diversified Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.44%   0.44%   0.44%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses (1)................................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses (1).....  0.49%   0.74%   0.64%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.48% for Class A shares, 0.73% for Class B shares and 0.63% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

                                    State Street Research Diversified Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Diversified Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                    State Street Research Diversified Portfolio


investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

State Street Research Diversified Portfolio



Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the fixed-income portion and making decisions with

                                    State Street Research Diversified Portfolio


regard to duration targets, yield curve positioning and weightings of sectors and types of securities. The equity portion of the Portfolio is managed by Mr. John T. Wilson as the lead portfolio manager and by Mr. Greg Markel as portfolio manager. Mr. Wilson has been responsible for the day-to-day management of the equity portion of the Portfolio since July 1996. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director, joined State Street Research in 1996. Mr. Markel has assisted with the management of the Portfolio since 1997, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president, joined State Street Research in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio's average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio's average daily net assets.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Bond Income Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was
3.75 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

State Street Research Bond Income Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%  8.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                       Past One Year Past Five Years Past Ten Years
                                       ------------- --------------- --------------
Class A...............................     8.46%          6.74%          7.80%
Class B*..............................     8.17%          6.49%          7.55%
Class E**.............................     8.31%          6.59%          7.65%
Lehman Brothers Aggregate Bond Index..    10.25%          7.55%          7.51%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                    State Street Research Bond Income Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.40%   0.40%   0.40%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.11%   0.11%   0.11%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.51%   0.76%   0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................ $52  $164  $285  $640
Class B................................................ $78  $243  $422  $942
Class E................................................ $67  $211  $368  $822

State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                    State Street Research Bond Income Portfolio


securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

State Street Research Bond Income Portfolio



Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

                                    State Street Research Bond Income Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio's average daily net assets.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                   State Street Research Money Market Portfolio



   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

                                   State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                   State Street Research Money Market Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Investment Trust Portfolio

                                                                                   Class A
                                                         ----------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ----------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................       0.19        0.18        0.19        0.23        0.36
Net realized and unrealized gain (loss) on investments..      (6.96)      (6.00)      (2.55)       6.38        8.52
                                                         ----------  ----------  ----------  ----------  ----------
    Total from investment operations....................      (6.77)      (5.82)      (2.36)       6.61        8.88
                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................      (0.12)      (0.25)       0.00       (0.24)      (0.36)
Distributions from net realized capital gains...........       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                                         ----------  ----------  ----------  ----------  ----------
    Total distributions.................................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.......................... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%)........................................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.52        0.50        0.49          --          --
Ratio of net investment income to average net assets (%)       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%).............................         79         101          86          83          74
Net assets, end of period (000)......................... $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............    $25.80        $29.14        $25.89        $29.23
                                                     ------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.12          0.02          0.16          0.01
Net realized and unrealized gain (loss) on
 investments.....................................     (6.87)        (3.36)        (6.92)        (3.35)
                                                     ------        ------        ------        ------
    Total from investment operations.............     (6.75)        (3.34)        (6.76)        (3.34)
                                                     ------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.12)         0.00         (0.12)         0.00
Distributions from net realized capital gains....      0.00          0.00          0.00          0.00
                                                     ------        ------        ------        ------
    Total distributions..........................     (0.12)         0.00         (0.12)         0.00
                                                     ------        ------        ------        ------
Net Asset Value, End of Period...................    $18.93        $25.80        $19.01        $25.89
                                                     ======        ======        ======        ======
Total Return (%).................................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)......................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..................    $6,486        $2,849        $7,575        $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

               State Street Research Aggressive Growth Portfolio

                                                                            Class A
                                                   --------------------------------------------------------
                                                                    Year Ended December 31,
                                                   --------------------------------------------------------
                                                     2002       2001        2000        1999        1998
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.............. $  17.88  $    31.59  $    38.45  $    29.53  $    27.61
                                                   --------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income (loss)......................    (0.03)      (0.02)      (0.04)      (0.12)      (0.06)
Net realized and unrealized gain (loss) on
 investments......................................    (5.10)      (6.73)      (1.98)       9.86        3.75
                                                   --------  ----------  ----------  ----------  ----------
    Total from investment operations..............    (5.13)      (6.75)      (2.02)       9.74        3.69
                                                   --------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income..........     0.00       (0.01)       0.00        0.00        0.00
Distributions from net realized capital gains.....     0.00       (6.95)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
    Total distributions...........................     0.00       (6.96)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................... $  12.75  $    17.88  $    31.59  $    38.45  $    29.53
                                                   ========  ==========  ==========  ==========  ==========
Total Return (%)..................................    (28.7)      (23.8)       (7.6)       33.2        13.7
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.79        0.77        0.73        0.72        0.75
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.77        0.76        0.72          --          --
Ratio of net investment income (loss) to average
 net assets (%)...................................    (0.18)      (0.11)      (0.12)      (0.31)      (0.20)
Portfolio turnover rate (%).......................      134         150         170          86          97
Net assets, end of period (000)................... $687,325  $1,069,246  $1,501,072  $1,600,841  $1,431,337

                                                                                             Class E
                                                                                   -----------------------
                                                                                       Year     May 1, 2001(a)
                                                                                      Ended        through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................    $17.88        $20.66
                                                                                      ------        ------
Income From Investment Operations
Net investment income (loss)......................................................     (0.01)        (0.02)
Net realized and unrealized gain (loss) on investments............................     (5.13)        (2.76)
                                                                                      ------        ------
    Total from investment operations..............................................     (5.14)        (2.78)
                                                                                      ------        ------
Net Asset Value, End of Period....................................................    $12.74        $17.88
                                                                                      ======        ======
Total Return (%)..................................................................     (28.8)        (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.94          0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.92          0.91 (c)
Ratio of net investment income (loss) to average net assets (%)...................     (0.24)        (0.12)(c)
Portfolio turnover rate (%).......................................................       134           150 (c)
Net assets, end of period (000)...................................................    $1,361        $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                  State Street Research Diversified Portfolio

                                                                                  Class A
                                                        ----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
                                                           2002        2001        2000        1999        1998
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................... $    15.51  $    18.38  $    18.27  $    18.39  $    16.98
                                                        ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income..................................       0.42        0.49        0.62        0.59        0.60
Net realized and unrealized gain (loss) on
 investments...........................................      (2.53)      (1.62)      (0.43)       0.96        2.70
                                                        ----------  ----------  ----------  ----------  ----------
    Total from investment operations...................      (2.11)      (1.13)       0.19        1.55        3.30
                                                        ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income...............      (0.33)      (0.78)       0.00       (0.60)      (0.57)
Distributions from net realized capital gains..........       0.00       (0.96)      (0.08)      (1.07)      (1.32)
                                                        ----------  ----------  ----------  ----------  ----------
    Total distributions................................      (0.33)      (1.74)      (0.08)      (1.67)      (1.89)
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period......................... $    13.07  $    15.51  $    18.38  $    18.27  $    18.39
                                                        ==========  ==========  ==========  ==========  ==========
Total Return (%).......................................      (13.9)       (6.3)        1.0         8.7        19.6
Ratio of operating expenses to average net assets
 before expense reductions (%).........................       0.49        0.49        0.46        0.45        0.48
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)............................       0.48        0.47        0.46          --          --
Ratio of net investment income to average net assets
 (%)...................................................       2.68        2.73        3.26        3.08        3.39
Portfolio turnover rate (%)............................        112         131         131         124         106
Net assets, end of period (000)........................ $1,688,913  $2,345,064  $2,756,922  $2,874,412  $2,656,987

                                                                                             Class E
                                                                                   -----------------------
                                                                                                May 1, 2001(a)
                                                                                    Year Ended     through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................   $ 15.51        $16.18
                                                                                     -------        ------
Income From Investment Operations
Net investment income.............................................................      0.40          0.01
Net realized and unrealized gain (loss) on investments............................     (2.52)        (0.68)
                                                                                     -------        ------
    Total from investment operations..............................................     (2.12)        (0.67)
                                                                                     -------        ------
Less Distributions
Distributions from net investment income..........................................     (0.33)         0.00
Distributions from net realized capital gains.....................................      0.00          0.00
                                                                                     -------        ------
    Total distributions...........................................................     (0.33)         0.00
                                                                                     -------        ------
Net Asset Value, End of Period....................................................   $ 13.06        $15.51
                                                                                     =======        ======
Total Return (%)..................................................................     (13.9)         (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.64          0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.63          0.62 (c)
Ratio of net investment income to average net assets (%)..........................      2.53          2.58 (c)
Portfolio turnover rate (%).......................................................       112           131 (c)
Net assets, end of period (000)...................................................   $11,490        $   22

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                  State Street Research Bond Income Portfolio

                                                                             Class A
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000     1999      1998
                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................     5.30      5.92      7.82     7.67      6.76
Net realized and unrealized gain (loss) on investments..     3.57      3.20      0.44    (8.18)     3.00
                                                         --------  --------  -------- --------  --------
    Total from investment operations....................     8.87      9.12      8.26    (0.51)     9.76
                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................    (5.46)    (9.45)     0.00    (7.72)    (6.64)
Distributions from net realized capital gains...........     0.00      0.00      0.00    (0.16)    (1.75)
Distributions in excess of net realized capital gains...     0.00      0.00      0.00    (0.10)     0.00
                                                         --------  --------  -------- --------  --------
    Total distributions.................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                         ========  ========  ======== ========  ========
Total Return (%)........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)...     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%)     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%).............................      356       271        81       77        82
Net Assets, End of Period (000)......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                   Class B                Class E
                                                         -----------------------     -----------------
                                                             Year     May 1, 2001(a) April 23, 2002(a)
                                                            Ended        through          through
                                                         December 31,  December 31,    December 31,
                                                             2002          2001            2002
                                                         ------------ -------------- -----------------
Net Asset Value, Beginning of Period....................   $108.70       $103.37          $105.14
                                                           -------       -------          -------
Income From Investment Operations
Net investment income...................................      5.41          0.84             1.70
Net realized and unrealized gain (loss) on investments..      3.11          4.49             5.42
                                                           -------       -------          -------
    Total from investment operations....................      8.52          5.33             7.12
                                                           -------       -------          -------
Less Distributions
Distributions from net investment income................     (5.38)         0.00             0.00
                                                           -------       -------          -------
    Total distributions.................................     (5.38)         0.00             0.00
                                                           -------       -------          -------
Net Asset Value, End of Period..........................   $111.84       $108.70          $112.26
                                                           =======       =======          =======
Total Return (%)........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%)      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%).............................       356           271 (c)          356 (c)
Net Assets, End of Period (000).........................   $47,690       $ 7,931          $18,318

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                   EQUITY AND FIXED-INCOME
                                         PORTFOLIO
Harris Oakmark Large Cap Value Portfolio
MetLife Stock Index Portfolio            State Street Research Diversified
State Street Research Investment Trust     Portfolio
  Portfolio
T. Rowe Price Large Cap Growth Portfolio FIXED-INCOME PORTFOLIO

                                         Lehman Brothers(R) Aggregate Bond Index
                                           Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................  3
Section II--Information about each Portfolio...............................  5
Section III--Other Information about the Fund.............................. 48
Financial Highlights....................................................... 51

                       Information about each Portfolio
                       --------------------------------
Harris Oakmark Large Cap Value Portfolio...................................  7
MetLife Stock Index Portfolio.............................................. 13
State Street Research Investment Trust Portfolio........................... 18
T. Rowe Price Large Cap Growth Portfolio................................... 24
State Street Research Diversified Portfolio................................ 32
Lehman Brothers Aggregate Bond Index Portfolio............................. 42

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Six of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio and MetLife Stock Index Portfolio, (together, the "Index Portfolios") reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Certain Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above.

Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Large Cap Value Portfolio


Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

                                       Harris Oakmark Large Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                [CHART]

 1999  2000   2001    2002
-----  -----  -----  ------
-6.9%  12.4%  18.4%  -14.2%


During the period shown above, the highest quarterly return was -12.92% for the second quarter of 1999, and the lowest quarterly return was -16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                       Life of the
                                                        Portfolio
                                                       (November 1,
                                         Past One Year    1998)
                                         ------------- ------------
             Class A....................    -14.16%        0.83%
             Class B*...................    -14.41%        0.58%
             Class E**..................    -14.29%        0.68%
             S&P 500 Index..............    -22.09%       -3.90%
             Russell 1000 Value Index***    -15.52%       -0.20%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Portfolio's performance will be compared to the Russell
    1000 Value Index instead of the S&P 500 Index. The Russell 1000 Value Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Harris Oakmark Large Cap Value Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.75%   0.75%   0.75%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.08%   0.08%   0.08%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.83%   1.08%   0.98%

--------
(1) Harris directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.82% for Class A shares, 1.07% for Class B shares and 0.97% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 85      $265        $460     $1,025
               Class B   $110      $343        $595     $1,317
               Class E   $100      $312        $542     $1,201

                                       Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris managed approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan joined Harris in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.75% of the Portfolio's average daily net assets.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                  MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                  MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

                               State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%  -26.1%


During the period shown above, the highest quarterly return was 19.47% for the fourth quarter of 1998, and the lowest quarterly return was -17.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......    -26.13%        -2.67%          7.28%
           Class B*.....    -26.28%        -2.92%          7.03%
           Class E*.....    -26.21%        -2.82%          7.13%
           S&P 500 Index    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................  0.49%   0.49%   0.49%
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)  0.54%   0.79%   0.69%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.52% for Class A shares, 0.77% for Class B shares and 0.67% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $55       $173        $302      $677
               Class B   $81       $252        $439      $978
               Class E   $70       $221        $384      $859

                               State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Investment Trust Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                               State Street Research Investment Trust Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since its inception. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since its inception, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio's average daily net assets.

                   T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price's classifications). You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio's objective. It is a fundamental policy of the Portfolio to not invest more than 30% of total assets in foreign securities.

  Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio's investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                                       T. Rowe Price Large Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

T. Rowe Price Large Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1999   2000   2001    2002
-----  -----  -----  ------
22.2%  -0.5%  -9.9%  -23.2%


During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was -15.22% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                           Life of the Portfolio
                             Past One Year  (November 1, 1998)
                             ------------- ---------------------
               Class A......    -23.24%           -1.79%
               Class B*.....    -23.49%           -2.04%
               Class E**....    -23.29%           -1.94%
               S&P 500 Index    -22.09%           -3.90%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                       T. Rowe Price Large Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.63%   0.63%   0.63%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................  0.14%   0.14%   0.14%
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)  0.77%   1.02%   0.92%

--------
(1) T. Rowe Price directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 79      $246        $428     $  954
               Class B   $104      $325        $563     $1,248
               Class E   $ 94      $293        $509     $1,131

T. Rowe Price Large Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                       T. Rowe Price Large Cap Growth Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-

T. Rowe Price Large Cap Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about $140.6 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

                                       T. Rowe Price Large Cap Growth Portfolio



The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $50 million of the Portfolio's average daily net assets, and 0.60% for amounts over $50 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.63% of the Portfolio's average daily net assets.

                  State Street Research Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in equity securities, fixed-income securities and short-term money market instruments.
The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

The Portfolio's investments in equity securities will be in stocks and convertible securities that have long-term growth potential.

The Portfolio's fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations ("CMOs") and collateralized debt obligations ("CDOs"), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

The Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Diversified Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

With respect to the money market portion, the Portfolio may invest in the highest quality, U.S. dollar denominated, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper, asset-backed securities and U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest the entire money market portion of its assets in any one type of security. The money market instrument portion of the Portfolio's assets will be invested in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of those securities will not be more than 90 days.

As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

  Investment Selection

Equity Securities. In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

Fixed-income Securities. In selecting fixed-income securities, State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short- term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

State Street Research Diversified Portfolio


desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

State Street Research monitors and adjusts the investments of the Portfolio's fixed-income portion to try to maintain a duration generally within 11/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was 3.75 years.

Money Market Instruments. In selecting money market instruments, State Street Research invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

  . Poor performance of equity securities relative to fixed-income securities when State Street Research emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when State Street Research invests relatively more of the Portfolio's assets in fixed-income securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                    State Street Research Diversified Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995    1996  1997   1998   1999  2000  2001    2002
-----  -----  -----  -----  -----  -----  ----  ----  -----  ------
12.8%  -3.1%  27.0%  14.5%  20.6%  19.6%  8.7%  1.0%  -6.3%  -13.9%


During the period shown above, the highest quarterly return was 11.68% for the second quarter of 1997, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     -13.88%         1.17%         7.35%
Class B*......................         N/A           N/A           N/A
Class E**.....................     -13.93%         1.02%         7.20%
S&P 500 Index.................     -22.09%        -0.58%         9.34%
Lehman Brothers Aggregate
  Bond Index..................      10.25%         7.55%         7.51%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

State Street Research Diversified Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.44%   0.44%   0.44%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses (1)................................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses (1).....  0.49%   0.74%   0.64%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.48% for Class A shares, 0.73% for Class B shares and 0.63% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

                                    State Street Research Diversified Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Diversified Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                    State Street Research Diversified Portfolio


investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

State Street Research Diversified Portfolio



Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the fixed-income portion and making decisions with

                                    State Street Research Diversified Portfolio


regard to duration targets, yield curve positioning and weightings of sectors and types of securities. The equity portion of the Portfolio is managed by Mr. John T. Wilson as the lead portfolio manager and by Mr. Greg Markel as portfolio manager. Mr. Wilson has been responsible for the day-to-day management of the equity portion of the Portfolio since July 1996. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director, joined State Street Research in 1996. Mr. Markel has assisted with the management of the Portfolio since 1997, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president, joined State Street Research in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio's average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio's average daily net assets.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                 Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                 Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                 Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

Currently, each Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index and Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index, (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The MetLife Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in that Portfolio. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                   Harris Oakmark Large Cap Value Portfolio

                                                                                  Class A
                                                         -----------------------------------------------------
                                                                                               November 9, 1998(a)
                                                                Year Ended December 31,              through
                                                         ------------------------------------     December 31,
                                                           2002      2001      2000     1999          1998
                                                         --------  --------  -------  -------  -------------------
Net Asset Value, Beginning of Period.................... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                                         --------  --------  -------  -------        ------
Income From Investment Operations
Net investment income...................................     0.06      0.08     0.13     0.10          0.03
Net realized and unrealized gain (loss) on investments..    (1.66)     1.72     0.97    (0.78)        (0.30)
                                                         --------  --------  -------  -------        ------
    Total from investment operations....................    (1.60)     1.80     1.10    (0.68)        (0.27)
                                                         --------  --------  -------  -------        ------
Less Distributions
Distributions from net investment income................    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
Distributions from net realized capital gains...........    (0.16)     0.00    (0.10)   (0.01)         0.00
Tax return of capital...................................    (0.10)     0.00     0.00     0.00          0.00
                                                         --------  --------  -------  -------        ------
    Total distributions.................................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                                         --------  --------  -------  -------        ------
Net Asset Value, End of Period.......................... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                                         ========  ========  =======  =======        ======
Total Return (%)........................................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average net assets (%)     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............................       30        33       82       17            16 (c)
Net assets, end of period (000)......................... $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)..........................       --        --       --     1.15          1.79 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)     Year     May 1, 2001(a)
                                                                     through         Ended        through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 9.96        $ 11.55        $11.00
                                                                      ------        -------        ------
Income From Investment Operations
Net investment income...........................................        0.01           0.09          0.00
Net realized and unrealized gain (loss) on investments..........       (0.38)         (1.71)         0.55
                                                                      ------        -------        ------
    Total from investment operations............................       (0.37)         (1.62)         0.55
                                                                      ------        -------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.08)         0.00
Distributions from net realized capital gains...................        0.00          (0.16)         0.00
Tax return of capital...........................................        0.00          (0.10)         0.00
                                                                      ------        -------        ------
    Total distributions.........................................        0.00          (0.34)         0.00
                                                                      ------        -------        ------
Net Asset Value, End of Period..................................      $ 9.59        $  9.59        $11.55
                                                                      ======        =======        ======
Total Return (%)................................................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average net assets (%)........        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%).....................................          30 (c)         30            33 (c)
Net assets, end of period (000).................................      $    9        $24,936        $  185

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               State Street Research Investment Trust Portfolio

                                                                                   Class A
                                                         ----------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ----------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period.................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income...................................       0.19        0.18        0.19        0.23        0.36
Net realized and unrealized gain (loss) on investments..      (6.96)      (6.00)      (2.55)       6.38        8.52
                                                         ----------  ----------  ----------  ----------  ----------
    Total from investment operations....................      (6.77)      (5.82)      (2.36)       6.61        8.88
                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income................      (0.12)      (0.25)       0.00       (0.24)      (0.36)
Distributions from net realized capital gains...........       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                                         ----------  ----------  ----------  ----------  ----------
    Total distributions.................................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.......................... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%)........................................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.52        0.50        0.49          --          --
Ratio of net investment income to average net assets (%)       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%).............................         79         101          86          83          74
Net assets, end of period (000)......................... $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                            Class B                     Class E
                                                  -----------------------     -----------------------
                                                      Year     May 1, 2001(a)     Year     May 1, 2001(a)
                                                     Ended        through        Ended        through
                                                  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2002          2001
                                                  ------------ -------------- ------------ --------------
Net Asset Value, Beginning of Period.............    $25.80        $29.14        $25.89        $29.23
                                                     ------        ------        ------        ------
Income From Investment Operations
Net investment income............................      0.12          0.02          0.16          0.01
Net realized and unrealized gain (loss) on
 investments.....................................     (6.87)        (3.36)        (6.92)        (3.35)
                                                     ------        ------        ------        ------
    Total from investment operations.............     (6.75)        (3.34)        (6.76)        (3.34)
                                                     ------        ------        ------        ------
Less Distributions
Distributions from net investment income.........     (0.12)         0.00         (0.12)         0.00
Distributions from net realized capital gains....      0.00          0.00          0.00          0.00
                                                     ------        ------        ------        ------
    Total distributions..........................     (0.12)         0.00         (0.12)         0.00
                                                     ------        ------        ------        ------
Net Asset Value, End of Period...................    $18.93        $25.80        $19.01        $25.89
                                                     ======        ======        ======        ======
Total Return (%).................................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average net
 assets (%)......................................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)......................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..................    $6,486        $2,849        $7,575        $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   T. Rowe Price Large Cap Growth Portfolio

                                                                           Class A
                                                  ------------------------------------------------------
                                                                                         November 9, 1998(a)
                                                         Year Ended December 31,               through
                                                  -------------------------------------     December 31,
                                                    2002      2001      2000      1999          1998
                                                  --------  --------  --------  -------  -------------------
Net Asset Value, Beginning of Period............. $  11.64  $  12.93  $  13.41  $ 11.02        $10.00
                                                  --------  --------  --------  -------        ------
Income From Investment Operations
Net investment income............................     0.02      0.03      0.03     0.02          0.01
Net realized and unrealized gain (loss) on
 investments.....................................    (2.72)    (1.31)    (0.09)    2.43          1.02
                                                  --------  --------  --------  -------        ------
    Total from investment operations.............    (2.70)    (1.28)    (0.06)    2.45          1.03
                                                  --------  --------  --------  -------        ------
Less Distributions
Distributions from net investment income.........    (0.03)    (0.01)    (0.02)   (0.03)        (0.01)
Distributions from net realized capital gains....     0.00      0.00     (0.40)   (0.03)         0.00
                                                  --------  --------  --------  -------        ------
    Total distributions..........................    (0.03)    (0.01)    (0.42)   (0.06)        (0.01)
                                                  --------  --------  --------  -------        ------
Net Asset Value, End of Period................... $   8.91  $  11.64  $  12.93  $ 13.41        $11.02
                                                  ========  ========  ========  =======        ======
Total Return (%).................................    (23.2)     (9.9)     (0.4)    22.2          10.3 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................     0.77      0.76      0.78     0.87          0.50 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................     0.76      0.75      0.77       --            --
Ratio of net investment income to average net
 assets (%)......................................     0.22      0.27      0.23     0.23          0.93 (c)
Portfolio turnover rate (%)......................       49        67        62       46             6 (c)
Net assets, end of period (000).................. $127,939  $173,218  $180,072  $51,402        $6,740
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........       --        --        --     1.31          2.62 (c)

                                                                     Class B                Class E
                                                                 ---------------- -----------------------
                                                                 July 30, 2002(a)              May 1, 2001(a)
                                                                     through       Year Ended     through
                                                                   December 31,   December 31,  December 31,
                                                                       2002           2002          2001
                                                                 ---------------- ------------ --------------
Net Asset Value, Beginning of Period............................      $ 8.96         $11.63        $12.32
                                                                      ------         ------        ------
Income From Investment Operations
Net investment income...........................................        0.00           0.03          0.00
Net realized and unrealized gain (loss) on investments..........       (0.08)         (2.73)        (0.69)
                                                                      ------         ------        ------
    Total from investment operations............................       (0.08)         (2.70)        (0.69)
                                                                      ------         ------        ------
Less Distributions
Distributions from net investment income........................        0.00          (0.03)         0.00
Distributions from net realized capital gains...................        0.00           0.00          0.00
                                                                      ------         ------        ------
    Total distributions.........................................        0.00          (0.03)         0.00
                                                                      ------         ------        ------
Net Asset Value, End of Period..................................      $ 8.88         $ 8.90        $11.63
                                                                      ======         ======        ======
Total Return (%)................................................        (0.9)(b)      (23.3)         (5.6)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................        1.02 (c)       0.92          0.91 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        1.01 (c)       0.91          0.90 (c)
Ratio of net investment income to average net assets (%)........        0.00 (c)       0.07          0.75 (c)
Portfolio turnover rate (%).....................................          49 (c)         49            67 (c)
Net assets, end of period (000).................................      $    1         $3,119        $   23

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                  State Street Research Diversified Portfolio

                                                                                  Class A
                                                        ----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
                                                           2002        2001        2000        1999        1998
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................... $    15.51  $    18.38  $    18.27  $    18.39  $    16.98
                                                        ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income..................................       0.42        0.49        0.62        0.59        0.60
Net realized and unrealized gain (loss) on
 investments...........................................      (2.53)      (1.62)      (0.43)       0.96        2.70
                                                        ----------  ----------  ----------  ----------  ----------
    Total from investment operations...................      (2.11)      (1.13)       0.19        1.55        3.30
                                                        ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income...............      (0.33)      (0.78)       0.00       (0.60)      (0.57)
Distributions from net realized capital gains..........       0.00       (0.96)      (0.08)      (1.07)      (1.32)
                                                        ----------  ----------  ----------  ----------  ----------
    Total distributions................................      (0.33)      (1.74)      (0.08)      (1.67)      (1.89)
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period......................... $    13.07  $    15.51  $    18.38  $    18.27  $    18.39
                                                        ==========  ==========  ==========  ==========  ==========
Total Return (%).......................................      (13.9)       (6.3)        1.0         8.7        19.6
Ratio of operating expenses to average net assets
 before expense reductions (%).........................       0.49        0.49        0.46        0.45        0.48
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)............................       0.48        0.47        0.46          --          --
Ratio of net investment income to average net assets
 (%)...................................................       2.68        2.73        3.26        3.08        3.39
Portfolio turnover rate (%)............................        112         131         131         124         106
Net assets, end of period (000)........................ $1,688,913  $2,345,064  $2,756,922  $2,874,412  $2,656,987

                                                                                             Class E
                                                                                   -----------------------
                                                                                                May 1, 2001(a)
                                                                                    Year Ended     through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................   $ 15.51        $16.18
                                                                                     -------        ------
Income From Investment Operations
Net investment income.............................................................      0.40          0.01
Net realized and unrealized gain (loss) on investments............................     (2.52)        (0.68)
                                                                                     -------        ------
    Total from investment operations..............................................     (2.12)        (0.67)
                                                                                     -------        ------
Less Distributions
Distributions from net investment income..........................................     (0.33)         0.00
Distributions from net realized capital gains.....................................      0.00          0.00
                                                                                     -------        ------
    Total distributions...........................................................     (0.33)         0.00
                                                                                     -------        ------
Net Asset Value, End of Period....................................................   $ 13.06        $15.51
                                                                                     =======        ======
Total Return (%)..................................................................     (13.9)         (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.64          0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.63          0.62 (c)
Ratio of net investment income to average net assets (%)..........................      2.53          2.58 (c)
Portfolio turnover rate (%).......................................................       112           131 (c)
Net assets, end of period (000)...................................................   $11,490        $   22

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

 U.S. EQUITY PORTFOLIOS                   INTERNATIONAL EQUITY
                                          PORTFOLIO
 MetLife Stock Index Portfolio
 Met/Putnam Voyager Portfolio (formerly   Putnam International Stock Portfolio
   Putnam Large Cap Growth Portfolio)
 Janus Mid Cap Portfolio
 Russell 2000(R) Index Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................  3
Section II--Information about each Portfolio...............................  6
Section III--Other Information about the Fund.............................. 38
Financial Highlights....................................................... 41

                       Information about each Portfolio
                       --------------------------------
MetLife Stock Index Portfolio..............................................  8
Met/Putnam Voyager Portfolio............................................... 13
Janus Mid Cap Portfolio.................................................... 19
Russell 2000 Index Portfolio............................................... 27
Putnam International Stock Portfolio....................................... 32

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Five of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Janus Mid Cap Portfolio is a "diversified" fund. As a "non-diversified" fund, the Janus Mid Cap Portfolio may hold fewer securities than the other Portfolios. If the stocks held by the Janus Mid Cap Value Portfolio perform poorly, the Portfolio could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the MetLife Stock Index Portfolio and Russell 2000 Index Portfolio (together, the "Index Portfolios") reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Certain Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                         Met/Putnam Voyager Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests mainly in common stocks of U.S. companies, with a focus on growth stocks. The Portfolio invests mainly in midsized and large companies, although the Portfolio may invest in companies of any size.

  Stock Selection

Putnam looks for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in companies that Putnam believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. Putnam will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

  . Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  .  Potentially rapid price changes (volatility) of equity securities.

Met/Putnam Voyager Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

  [CHART]

 2001    2002
------  ------
-30.8%  -28.9%

During the period shown above, the highest quarterly return was 13.22% for the fourth quarter of 2001, and the lowest quarterly return was -26.85% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                             Life of the Portfolio
                               Past One Year     (May 1, 2000)
                               ------------- ---------------------
Class A.......................    -28.90%           -31.89%
Class B*......................    -29.15%           -32.14%
Class E**.....................    -28.97%           -32.04%
Russell 1000 Growth Index.....    -27.88%           -26.73%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Met/Putnam Voyager Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
                                                  ------- ------- -------
      Management Fees............................  0.80%   0.80%   0.80%
      Distribution and Service (12b-1) Fees......  0.00%   0.25%   0.15%
      Other Expenses.............................  0.27%   0.27%   0.27%
                                                  ------  ------  ------
      Total Annual Portfolio Operating Expenses..  1.07%   1.32%   1.22%
      Fee Waiver and/or Expense Reimbursement (1) (0.07%) (0.07%) (0.07%)
                                                  ------  ------  ------
      Net Operating Expenses (1).................  1.00%   1.25%   1.15%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $102      $333        $583     $1,299
               Class B   $127      $411        $717     $1,584
               Class E   $117      $380        $664     $1,471

Met/Putnam Voyager Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and forward, futures and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                                   Met/Putnam Voyager Portfolio



  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion for retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's Large Cap Growth team, with Mr. Brian O'Toole as Managing Director and Chief Investment Officer. In this role, he heads the team managing global and U.S. large-cap growth equity portfolios for both institutional and mutual fund investors. Mr. O'Toole is also the portfolio leader for other Putnam funds. Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. Before joining Putnam, Mr. O'Toole was the Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management from 1998-2002, and a Senior Portfolio Manager at The Northern Trust Company from 1994 to 1998.

Tony H. Elavia and Eric M. Wetlaufer are also members of Putnam's Large Cap Growth team. Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998). Mr. Wetlaufer joined Putnam in


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.


Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Met/Putnam Voyager Portfolio


1997 and has 16 years of investment experience. He co-leads the teams responsible for managing mid-cap growth equity institutional portfolios.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $500 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.80% of the Portfolio's average daily net assets.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with capitalizations between approximately $1.3 billion and $10.8 billion.

The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Janus Mid Cap Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                        Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998    1999    2000    2001    2002
-----  ------  ------  ------  ------
37.2%  122.9%  -31.2%  -37.3%  -29.0%


During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years    (March 1, 1997)
                               ------------- --------------- ---------------------
Class A.......................    -28.98%        -1.31%              3.20%
Class B*......................    -29.17%        -1.56%              2.95%
Class E*......................    -23.05%        -1.46%              3.05%
S&P MidCap 400 Index..........    -14.52%         6.41%             10.10%
Russell Midcap Growth Index**.    -27.41%        -1.82%              1.56%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the Russell
   Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio's subadviser believes that the Russell Midcap Growth Index better reflects the universe of mid cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.69%   0.69%   0.69%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.06%   0.06%   0.06%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....  0.75%   1.00%   0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 77      $240        $417     $  930
Class B.......................   $102      $318        $552     $1,225
Class E.......................   $ 92      $287        $498     $1,108

                                                        Janus Mid Cap Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

                                                        Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2002, Janus managed approximately $138 billion in assets. Janus is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

Jonathan D. Coleman, Executive Vice President, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1995 as a research analyst.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                         Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1999   2000   2001   2002
-----  -----  ----  ------
22.7%  -3.8%  0.9%  -20.5%


During the period shown above, the highest quarterly return was 20.03% for the fourth quarter of 2001, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................    -20.48%           -0.03%
Class B*.....................................    -20.62%           -0.28%
Class E*.....................................    -20.58%           -0.18%
Russell 2000 Index...........................    -20.48%            1.66%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                   Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.24%   0.24%   0.24%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.49%   0.74%   0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.
  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                   Russell 2000 Index Portfolio


is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                           Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  1.12%   1.37%   1.27%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $114      $356        $617     $1,363
Class B............................   $139      $434        $750     $1,646
Class E............................   $129      $403        $697     $1,534

                                           Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                           Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $250 billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

Currently, each Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Standard & Poor's sponsors the S&P 500 Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are
trademarks of Standard & Poor's and references thereto have been made with permission. The MetLife Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in that Portfolio. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Met/Putnam Voyager Portfolio

                                                               Class A                 Class B
                                                   ----------------------------     --------------
                                                      Year Ended     May 1, 2000(a) May 1, 2002(a)
                                                     December 31,       through        through
                                                   ----------------   December 31,   December 31,
                                                     2002     2001        2000           2002
                                                   -------  -------  -------------- --------------
Net Asset Value, Beginning of Period.............. $  5.05  $  7.29     $ 10.00         $ 4.39
                                                   -------  -------     -------         ------
Income From Investment Operations
Net investment income (loss)......................    0.00    (0.01)      (0.01)          0.00
Net realized and unrealized gain (loss) on
 investments......................................   (1.46)   (2.23)      (2.70)         (0.82)
                                                   -------  -------     -------         ------
    Total from investment operations..............   (1.46)   (2.24)      (2.71)         (0.82)
                                                   -------  -------     -------         ------
Net Asset Value, End of Period.................... $  3.59  $  5.05     $  7.29         $ 3.57
                                                   =======  =======     =======         ======
Total Return (%)..................................   (28.9)   (30.8)      (27.1)(b)      (18.7)(b)
Ratio of operating expenses to average net assets
 (%)..............................................    1.00     1.00        1.00 (c)       1.25 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................    0.00    (0.25)      (0.23)(c)      (0.25)(c)
Portfolio turnover rate (%).......................      60       77          70 (c)         60 (c)
Net assets, end of period (000)................... $41,866  $54,626     $36,932         $  0.8
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............    1.07     1.12        1.39 (c)       1.32 (c)

                                                              Class E
                                                    -----------------------
                                                                 May 1, 2001(a)
                                                     Year Ended     through
                                                    December 31,  December 31,
                                                        2002          2001
                                                    ------------ --------------
 Net Asset Value, Beginning of Period..............    $ 5.04        $ 6.14
                                                       ------        ------
 Income From Investment Operations
 Net investment income (loss)......................      0.00         (0.01)
 Net realized and unrealized gain (loss) on
  investments......................................     (1.46)        (1.09)
                                                       ------        ------
     Total from investment operations..............     (1.46)        (1.10)
                                                       ------        ------
 Net Asset Value, End of Period....................    $ 3.58        $ 5.04
                                                       ======        ======
 Total Return (%)..................................     (29.0)        (17.9)(b)
 Ratio of operating expenses to average net assets
  (%)..............................................      1.15          1.15 (c)
 Ratio of net investment income (loss) to average
  net assets (%)...................................     (0.06)        (0.35)(c)
 Portfolio turnover rate (%).......................        60            77 (c)
 Net assets, end of period (000)...................    $4,462        $1,036
 The Ratios of operating expenses to average net
  assets without giving effect to the voluntary
  expense agreement would have been (%)............      1.22          1.27 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                            Janus Mid Cap Portfolio

                                                                               Class A
                                                       ------------------------------------------------------
                                                                       Year Ended December 31,
                                                       ------------------------------------------------------
                                                         2002       2001        2000        1999       1998
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period.................. $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                       --------  ----------  ----------  ----------  --------
Income From Investment Operations
Net investment income (loss)..........................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
Net realized and unrealized gain (loss) on investments    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                       --------  ----------  ----------  ----------  --------
    Total from investment operations..................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                       --------  ----------  ----------  ----------  --------
Less Distributions
Distributions from net investment income..............     0.00        0.00        0.00        0.00      0.00
Distributions from net realized capital gains.........     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
    Total distributions...............................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, End of Period........................ $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                       ========  ==========  ==========  ==========  ========
Total Return (%)......................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%).     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net
 assets (%)...........................................    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)...........................       78         105         118         103       107
Net assets, end of period (000)....................... $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                       Class B                       Class E
                                           ---------------------------     -----------------------
                                                        January 2, 2001(a)              May 1, 2001(a)
                                            Year Ended       through        Year Ended     through
                                           December 31,    December 31,    December 31,  December 31,
                                               2002            2001            2002          2001
                                           ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period          $14.50         $ 21.47          $14.58        $19.02
                                              ------         -------          ------        ------
Income From Investment Operations
Net investment income (loss)..............     (0.06)          (0.04)          (0.01)         0.00
Net realized and unrealized gain (loss) on
 investments..............................     (4.17)          (6.93)          (4.24)        (4.44)
                                              ------         -------          ------        ------
    Total from investment operations......     (4.23)          (6.97)          (4.25)        (4.44)
                                              ------         -------          ------        ------
Net Asset Value, End of Period............    $10.27         $ 14.50          $10.33        $14.58
                                              ======         =======          ======        ======
Total Return (%)..........................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net
 assets (%)...............................      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)...............        78             105 (c)          78           105 (c)
Net assets, end of period (000)...........    $9,037         $12,334          $3,605        $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Putnam International Stock Portfolio

                                                                   Class A
                                              ------------------------------------------------
                                                           Year Ended December 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income........................     0.08      0.08      0.02      0.13      0.13
Net realized and unrealized gain (loss) on
 investments.................................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
    Total from investment operations.........    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income.....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
Distributions from net realized capital gains     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
    Total distributions......................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
Total Return (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      Class B               Class E
                                                   -------------- -----------------------
                                                   May 1, 2002(a)              May 1, 2001(a)
                                                      through      Year Ended     through
                                                    December 31,  December 31,  December 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
Net Asset Value, Beginning of Period..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
Income From Investment Operations
Net investment income.............................       0.02          0.08          0.00
Net realized and unrealized gain (loss) on
 investments......................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
    Total from investment operations..............      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
Less Distributions
Distributions from net investment income..........       0.00         (0.07)         0.00
                                                       ------       -------        ------
    Total distributions...........................       0.00         (0.07)         0.00
                                                       ------       -------        ------
Net Asset Value, End of Period....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
Total Return (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                      FIXED-INCOME PORTFOLIO

MetLife Stock Index Portfolio               Lehman Brothers(R) Aggregate Bond Index
State Street Research Large Cap Value         Portfolio
  Portfolio
                                            MONEY MARKET PORTFOLIO
EQUITY AND FIXED-INCOME
PORTFOLIO                                   State Street Research Money Market
                                              Portfolio
State Street Research Diversified Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................  3
Section II--Information about each Portfolio...............................  5
Section III--Other Information about the Fund.............................. 42
Financial Highlights....................................................... 45

                       Information about each Portfolio
                       --------------------------------
MetLife Stock Index Portfolio..............................................  7
State Street Research Large Cap Value Portfolio............................ 12
State Street Research Diversified Portfolio................................ 20
Lehman Brothers Aggregate Bond Index Portfolio............................. 30
State Street Research Money Market Portfolio............................... 36

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Five of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio and MetLife Stock Index Portfolio, (together, the "Index Portfolios") and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                  MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                  MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                State Street Research Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio's net assets in a portfolio of large capitalization stocks, which may include common and preferred stocks, convertible securities and warrants. You will receive 60 days' prior notice if this 80% minimum is going to change. State Street Research considers large capitalization companies to be those with market capitalizations at the time of investment within the range of companies included in the Russell 1000 Index or a similar index. A stock will continue to be considered a large capitalization company if the company has moved outside this range and the Portfolio may continue to hold the stock if State Street Research believes the stock remains an attractive investment. As of June 30, 2002, the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion. In the future, State Street Research may define large capitalization companies using a different index or classification system. The Portfolio may also invest up to 20% of its net assets in stocks of companies which are not large capitalization companies. This 20% may also include other securities, such as bonds and growth stocks. The Portfolio may invest in foreign securities.

  Stock Selection

In choosing among stocks, State Street Research uses a value approach and invests primarily in those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

                                State Street Research Large Cap Value Portfolio


  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

State Street Research Large Cap Value Portfolio


Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, it does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None

Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
                                                    ------- ------- -------
     Management Fees...............................  0.70%   0.70%   0.70%
     Distribution and Service (12b-1) Fees.........  0.00%   0.25%   0.15%
     Other Expenses................................  1.63%   1.63%   1.63%
                                                    ------  ------  ------
     Total Annual Portfolio Operating Expenses.....  2.33%   2.58%   2.48%
     Fee Waiver and/or Expense Reimbursement (1)(2) (1.38%) (1.38%) (1.38%)
                                                    ------  ------  ------
     Net Operating Expenses (1)....................  0.95%   1.20%   1.10%

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

                                State Street Research Large Cap Value Portfolio


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 97      $595       $1,120    $2,559
               Class B   $122      $671       $1,246    $2,812
               Class E   $112      $641       $1,196    $2,712

State Street Research Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                State Street Research Large Cap Value Portfolio



  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Large Cap Value Portfolio


When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Peter A. Zuger is the lead portfolio manager of the Portfolio and Anthony F. Forcione is a portfolio manager of the Portfolio. Mr. Zuger has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Zuger, a managing director, joined State Street Research in 1998 and has worked as an investment professional since 1976. Mr. Forcione has assisted with the management of the Portfolio since its inception and became a portfolio manager of the Portfolio in May 2003. Mr. Forcione, a vice president, joined State Street Research in 1992 and has worked as an investment professional since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio's average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.70% of the Portfolio's average daily net assets.

                                State Street Research Large Cap Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by State Street Research for Class S shares of State Street Research Large-Cap Value Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. Both State Street Research Large-Cap Value Fund and the Portfolio were managed by Peter A. Zuger for the periods shown. In 2003, Mr. Zuger became the lead portfolio manager, and Anthony F. Forcione became a portfolio manager, of both State Street Research Large-Cap Value Fund and the Portfolio. See further information about Mr. Forcione under "Portfolio Management" above. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of State Street Research Large-Cap Value Fund shown below. The exclusion of any other class of the State Street Research Large-Cap Value Fund and of other accounts managed by State Street Research with substantially similar investment policies does not render the performance shown below misleading. The performance of State Street Research Large-Cap Value Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                          State Street
                                            Research
                                            Large-Cap
                                              Value       S&P 500  Russell 1000
                                         Fund--Class S/1/ Index/2/ Value Index/2/
                                         ---------------  -------  -------------
Total Return for the Year Ended
  December 31, 2002.....................     -23.05%      -22.09%     -15.52%
Average Annual Total Return For the
  Past Three Years Ended December 31,
  2002..................................     -3.68%       -14.54%     -5.14%
Average Annual Total Return Since
  November 1, 1998......................     -2.12%       -3.90%      -0.20%

/1/ As of December 31, 2002, State Street Research Large-Cap Value Fund had assets of $103.5 million. The total returns were calculated using the actual fees and expenses of such fund. Had the Portfolio's estimated fees and expenses been used (whether before or after the estimated expense reimbursement), the performance figures would have been lower. The performance shown for the State Street Research Large-Cap Value Fund, which commenced operations in 1986, are for periods since November 1, 1998, when investment strategies substantially similar to those of the Portfolio were adopted.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. The Russell 1000 Value Index is an unmanaged index of common stocks of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index represents the largest 1000 U.S. companies.

                  State Street Research Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in equity securities, fixed-income securities and short-term money market instruments.
The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

The Portfolio's investments in equity securities will be in stocks and convertible securities that have long-term growth potential.

The Portfolio's fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations ("CMOs") and collateralized debt obligations ("CDOs"), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

The Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

                                    State Street Research Diversified Portfolio



The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

With respect to the money market portion, the Portfolio may invest in the highest quality, U.S. dollar denominated, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper, asset-backed securities and U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest the entire money market portion of its assets in any one type of security. The money market instrument portion of the Portfolio's assets will be invested in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of those securities will not be more than 90 days.

As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

  Investment Selection

Equity Securities. In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

Fixed-income Securities. In selecting fixed-income securities, State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short- term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

State Street Research Diversified Portfolio


desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

State Street Research monitors and adjusts the investments of the Portfolio's fixed-income portion to try to maintain a duration generally within 11/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was 3.75 years.

Money Market Instruments. In selecting money market instruments, State Street Research invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

  . Poor performance of equity securities relative to fixed-income securities when State Street Research emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when State Street Research invests relatively more of the Portfolio's assets in fixed-income securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                    State Street Research Diversified Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1993   1994   1995    1996  1997   1998   1999  2000  2001    2002
-----  -----  -----  -----  -----  -----  ----  ----  -----  ------
12.8%  -3.1%  27.0%  14.5%  20.6%  19.6%  8.7%  1.0%  -6.3%  -13.9%


During the period shown above, the highest quarterly return was 11.68% for the second quarter of 1997, and the lowest quarterly return was -9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     -13.88%         1.17%         7.35%
Class B*......................         N/A           N/A           N/A
Class E**.....................     -13.93%         1.02%         7.20%
S&P 500 Index.................     -22.09%        -0.58%         9.34%
Lehman Brothers Aggregate
  Bond Index..................      10.25%         7.55%         7.51%

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

State Street Research Diversified Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.44%   0.44%   0.44%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses (1)................................  0.05%   0.05%   0.05%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses (1).....  0.49%   0.74%   0.64%

--------
(1) State Street Research directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's Total Annual Operating Expenses would have been 0.48% for Class A shares, 0.73% for Class B shares and 0.63% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

                                    State Street Research Diversified Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

State Street Research Diversified Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                    State Street Research Diversified Portfolio


investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

State Street Research Diversified Portfolio



Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the fixed-income portion and making decisions with

                                    State Street Research Diversified Portfolio


regard to duration targets, yield curve positioning and weightings of sectors and types of securities. The equity portion of the Portfolio is managed by Mr. John T. Wilson as the lead portfolio manager and by Mr. Greg Markel as portfolio manager. Mr. Wilson has been responsible for the day-to-day management of the equity portion of the Portfolio since July 1996. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director, joined State Street Research in 1996. Mr. Markel has assisted with the management of the Portfolio since 1997, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president, joined State Street Research in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio's average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio's average daily net assets.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                 Lehman Brothers Aggregate Bond Index Portfolio


deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  -----
-1.4%  11.4%  7.4%  10.2%



During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -1.18% for the second quarter of 1999. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                 Life of the Portfolio
                                                   Past One Year  (November 1, 1998)
                                                   ------------- ---------------------
Class A...........................................    10.24%             6.87%
Class B*..........................................     9.94%             6.62%
Class E*..........................................    10.05%             6.72%
Lehman Brothers Aggregate Bond Index..............    10.25%             7.18%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                 Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.09%   0.09%   0.09%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.34%   0.59%   0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $35       $109        $191      $431
Class B............................   $60       $189        $329      $738
Class E............................   $50       $157        $274      $616

Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                 Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                   State Street Research Money Market Portfolio



   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

                                   State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                   State Street Research Money Market Portfolio


Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index and Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The MetLife Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in that Portfolio. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                State Street Research Large Cap Value Portfolio

                                                                  Class A         Class B         Class E
                                                               -------------- ---------------- --------------
                                                               May 1, 2002(a) July 30, 2002(a) May 1, 2002(a)
                                                                  through         through         through
                                                                December 31,    December 31,    December 31,
                                                                    2002            2002            2002
                                                               -------------- ---------------- --------------
Net Asset Value, Beginning of Period..........................     $10.00          $ 8.30          $10.00
                                                                   ------          ------          ------
Income From Investment Operations
Net investment income.........................................       0.06            0.03            0.04
Net realized and unrealized gain (loss) on investments........      (2.06)          (0.36)          (2.04)
                                                                   ------          ------          ------
    Total from investment operations..........................      (2.00)          (0.33)          (2.00)
                                                                   ------          ------          ------
Less Distributions
Distributions from net investment income......................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
    Total distributions.......................................      (0.05)          (0.02)          (0.05)
                                                                   ------          ------          ------
Net Asset Value, End of Period................................     $ 7.95          $ 7.95          $ 7.95
                                                                   ======          ======          ======
Total Return (%)..............................................      (20.0)(b)        (4.0)(b)       (20.0)(b)
Ratio of operating expenses to average net assets (%).........       0.85 (c)        1.10 (c)        1.00 (c)
Ratio of net investment income to average net assets (%)......       1.18 (c)        0.93 (c)        1.03 (c)
Portfolio turnover rate (%)...................................         84 (c)          84 (c)          84 (c)
Net assets, end of period (000)...............................     $4,642          $    1          $4,911
The Ratios of operating expenses to average net assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................       2.33            2.58            2.48

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Diversified Portfolio

                                                                                  Class A
                                                        ----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
                                                           2002        2001        2000        1999        1998
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................... $    15.51  $    18.38  $    18.27  $    18.39  $    16.98
                                                        ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income..................................       0.42        0.49        0.62        0.59        0.60
Net realized and unrealized gain (loss) on
 investments...........................................      (2.53)      (1.62)      (0.43)       0.96        2.70
                                                        ----------  ----------  ----------  ----------  ----------
    Total from investment operations...................      (2.11)      (1.13)       0.19        1.55        3.30
                                                        ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income...............      (0.33)      (0.78)       0.00       (0.60)      (0.57)
Distributions from net realized capital gains..........       0.00       (0.96)      (0.08)      (1.07)      (1.32)
                                                        ----------  ----------  ----------  ----------  ----------
    Total distributions................................      (0.33)      (1.74)      (0.08)      (1.67)      (1.89)
                                                        ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period......................... $    13.07  $    15.51  $    18.38  $    18.27  $    18.39
                                                        ==========  ==========  ==========  ==========  ==========
Total Return (%).......................................      (13.9)       (6.3)        1.0         8.7        19.6
Ratio of operating expenses to average net assets
 before expense reductions (%).........................       0.49        0.49        0.46        0.45        0.48
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)............................       0.48        0.47        0.46          --          --
Ratio of net investment income to average net assets
 (%)...................................................       2.68        2.73        3.26        3.08        3.39
Portfolio turnover rate (%)............................        112         131         131         124         106
Net assets, end of period (000)........................ $1,688,913  $2,345,064  $2,756,922  $2,874,412  $2,656,987

                                                                                             Class E
                                                                                   -----------------------
                                                                                                May 1, 2001(a)
                                                                                    Year Ended     through
                                                                                   December 31,  December 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
Net Asset Value, Beginning of Period..............................................   $ 15.51        $16.18
                                                                                     -------        ------
Income From Investment Operations
Net investment income.............................................................      0.40          0.01
Net realized and unrealized gain (loss) on investments............................     (2.52)        (0.68)
                                                                                     -------        ------
    Total from investment operations..............................................     (2.12)        (0.67)
                                                                                     -------        ------
Less Distributions
Distributions from net investment income..........................................     (0.33)         0.00
Distributions from net realized capital gains.....................................      0.00          0.00
                                                                                     -------        ------
    Total distributions...........................................................     (0.33)         0.00
                                                                                     -------        ------
Net Asset Value, End of Period....................................................   $ 13.06        $15.51
                                                                                     =======        ======
Total Return (%)..................................................................     (13.9)         (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.64          0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.63          0.62 (c)
Ratio of net investment income to average net assets (%)..........................      2.53          2.58 (c)
Portfolio turnover rate (%).......................................................       112           131 (c)
Net assets, end of period (000)...................................................   $11,490        $   22

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                                                       Class A
                                                             -------------------------------------------------------
                                                                                                     November 9, 1998(a)
                                                                     Year Ended December 31,               through
                                                             --------------------------------------     December 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income.......................................     0.47      0.54      0.63      0.48           0.07
Net realized and unrealized gain (loss) on investments......     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
    Total from investment operations........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income....................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
    Total distributions.....................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
Net Asset Value, End of Period.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
Total Return (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                 Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                                                Ended          through          Ended        through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.38            0.38            0.45          0.02
Net realized and unrealized gain (loss) on investments......      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
    Total from investment operations........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
Total Return (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

                         Davis Venture Value Portfolio
                           Jennison Growth Portfolio
                         MetLife Stock Index Portfolio
                    Harris Oakmark Focused Value Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................  3
Section II--Information about each Portfolio...............................  6
Section III--Other Information about the Fund.............................. 28
Financial Highlights....................................................... 30

                       Information about each Portfolio
                       --------------------------------
Davis Venture Value Portfolio..............................................  8
Jennison Growth Portfolio.................................................. 12
MetLife Stock Index Portfolio.............................................. 16
Harris Oakmark Focused Value Portfolio..................................... 21

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Four of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Focused Value Portfolio may hold fewer securities than the other Portfolios. If the stocks held by the Harris Oakmark Focused Value Portfolio perform poorly, the Portfolio could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the MetLife Stock Index Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the MetLife Stock Index Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Certain Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

                                                  Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1% -16.4%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past      Past    Life of the Portfolio
                                              One Year Five Years  (October 31, 1994)
                                              -------- ---------- ---------------------
Class A...................................... -16.37%     1.82%          11.71%
Class B*..................................... -16.62%     1.57%          11.46%
Class E**.................................... -16.55%     1.67%          11.56%
S&P 500 Index................................ -22.09%    -0.58%           9.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................  0.75%   0.75%   0.75%
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................  0.05%   0.05%   0.05%
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................  0.80%   1.05%   0.95%

--------
(1) Davis Selected directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.78% for Class A shares, 1.03% for Class B shares and 0.93% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 82      $255        $444     $  990
               Class B   $107      $334        $579     $1,283
               Class E   $ 97      $303        $525     $1,166

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

                                                  Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $33.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers 0.75% of the Portfolio's average daily net assets in investment advisory fees.

                           Jennison Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC ("Jennison"), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio's assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may also have exposure to foreign currencies.

  Stock Selection

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Portfolio is not likely to receive significant dividend income on its portfolio securities.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

                                                      Jennison Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                               Class A Class B Class E
                                               ------- ------- -------
          Maximum Sales Charge Imposed on
            Purchases (as a percentage of
            offering price)...................  None    None    None
          Maximum Deferred Sales Charge
            (as a percentage of purchase price
            or redemption price, whichever is
            lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                              Class Class Class
                                                                A     B     E
                                                              ----- ----- -----
 Management Fees............................................. 0.68% 0.68% 0.68%
 Distribution and Service (12b-1) Fees....................... 0.00% 0.25% 0.15%
 Other Expenses(1)(2)........................................ 0.06% 0.06% 0.06%
                                                              ----- ----- -----
 Total Annual Portfolio Operating Expenses(1)................ 0.74% 0.99% 0.89%

--------
(1) Jennison directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.68% for Class A shares, 0.93% for Class B shares and 0.83% for Class E shares.
(2) As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Jennison Growth Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 76      $237        $411     $  918
               Class B   $101      $315        $547     $1,213
               Class E   $ 91      $284        $493     $1,096

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                                                      Jennison Growth Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Portfolio Management

As of December 31, 2002, Jennison had approximately $47.9 billion in assets under management for institutional, mutual fund and managed account clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Spiros "Sig" Segalas, Kathleen McCarragher and Michael Del Balso are the portfolio managers of the Portfolio. Mr. Segalas is a founding member, a Director, President and the Chief Investment Officer of Jennison. He has been in the investment business for over 42 years. Kathleen McCarragher is a Director and Executive Vice President--Institutional Growth Equities of Jennison. Ms. McCarragher has been in the investment business since 1982. Prior to joining Jennison in 1998, Ms. McCarragher spent six years with Weiss, Peck & Greer L.L.C., where she was a managing director and the Director of Large Cap Growth Equities. Michael Del Balso is a Director and Executive Vice President of Jennison. Mr. Del Balso has been in the investment business since 1968. He joined Jennison in 1972 after four years with White, Weld & Company, where he was a Vice President.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife Advisers annualized investment advisory fees equal to 0.68% of the Portfolio's average daily net assets.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio


affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

S&P 500 Index Information

Standard & Poor's sponsors the S&P 500 Index. Standard & Poor's has no responsibility for and does not participate in the management of the Portfolio's assets or sale of the Portfolio's shares. The S&P 500 Index and its associated trademarks and service marks are the exclusive property of Standard & Poor's. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship Standard & Poor's has with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                    Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests the Portfolio's assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2002, this capitalization range was $1.3 billion to $7.8 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Focused Value Portfolio


Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

                                         Harris Oakmark Focused Value Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----
-0.3%  30.4%  17.6%  17.4%  -5.5%  0.3%   20.5%  27.8%  -8.8%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years   (April 30, 1993)
                               ------------- --------------- ---------------------
Class A.......................     -8.83%         5.88%             10.98%
Class B*......................     -9.06%         5.63%             10.73%
Class E*......................     -8.98%         5.73%             10.83%
Russell Midcap Index..........    -16.19%         2.19%             9.98%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Harris Oakmark Focused Value Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.75%   0.75%   0.75%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.07%   0.07%   0.07%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.82%   1.07%   0.97%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $ 84      $262        $455     $1,014
               Class B   $109      $340        $590     $1,306
               Class E   $ 99      $309        $536     $1,190

                                         Harris Oakmark Focused Value Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Harris Oakmark Focused Value Portfolio



Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris manages approximately $30.1 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                                         Harris Oakmark Focused Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The exclusion of any other class of The Oakmark Select Fund and of other accounts managed by Harris with substantially similar investment policies does not render the performance shown below misleading. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                       The Oakmark Select    Russell
                                         Fund--Class I    Midcap Index/1/
                                       ------------------ --------------
       Total Return for the Year Ended
         December 31, 2002............       -12.47%          -16.19%
       Average Annual Total Return
         For the Past Five Years Ended
         December 31, 2002............        13.05%            2.19%
       Average Annual Total Return
         From Inception of The
         Oakmark Select Fund
         (November 1, 1996) to
         December 31, 2002............        21.18%            6.91%

/1/ The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

Currently, each Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Davis Venture Value Portfolio

                                                                                     Class A
                                                                 -----------------------------------------------
                                                                             Year Ended December 31,
                                                                 -----------------------------------------------
                                                                   2002      2001      2000     1999      1998
                                                                 --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period............................ $  23.39  $  29.20  $  26.67 $  23.15  $  20.80
                                                                 --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...........................................     0.17      0.12      0.16     0.12      0.16
Net realized and unrealized gain (loss) on investments..........    (3.98)    (3.07)     2.37     3.93      2.84
                                                                 --------  --------  -------- --------  --------
    Total from investment operations............................    (3.81)    (2.95)     2.53     4.05      3.00
                                                                 --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income........................    (0.19)    (0.15)     0.00    (0.12)    (0.16)
Distributions from net realized capital gains...................     0.00     (2.71)     0.00    (0.32)    (0.49)
Distributions in excess of net realized capital gains...........     0.00      0.00      0.00    (0.09)     0.00
                                                                 --------  --------  -------- --------  --------
    Total distributions.........................................    (0.19)    (2.86)     0.00    (0.53)    (0.65)
                                                                 --------  --------  -------- --------  --------
Net Asset Value, End of Period.................................. $  19.39  $  23.39  $  29.20 $  26.67  $  23.15
                                                                 ========  ========  ======== ========  ========
Total Return (%)................................................    (16.4)    (11.1)      9.5     17.5      14.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................     0.80      0.83      0.79     0.81      0.83
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................     0.78      0.82      0.79       --        --
Ratio of net investment income to average net assets (%)........     0.79      0.55      0.62     0.55      0.82
Portfolio turnover rate (%).....................................       24        21        25       22        25
Net assets, end of period (000)................................. $675,704  $878,630  $925,265 $655,599  $440,351

                                                             Class B                   Class E
                                                         ---------------- -----------------------------
                                                         July 30, 2002(a)     Year     February 20, 2001(a)
                                                             through         Ended           through
                                                           December 31,   December 31,     December 31,
                                                               2002           2002             2001
                                                         ---------------- ------------ --------------------
Net Asset Value, Beginning of Period....................      $19.64        $  23.35         $ 25.29
                                                              ------        --------         -------
Income From Investment Operations
Net investment income...................................        0.04            0.16            0.02
Net realized and unrealized gain (loss) on investments..       (0.35)          (4.01)          (1.96)
                                                              ------        --------         -------
    Total from investment operations....................       (0.31)          (3.85)          (1.94)
                                                              ------        --------         -------
Less Distributions
Distributions from net investment income................        0.00           (0.17)           0.00
                                                              ------        --------         -------
    Total distributions.................................        0.00           (0.17)           0.00
                                                              ------        --------         -------
Net Asset Value, End of Period..........................      $19.33        $  19.33         $ 23.35
                                                              ======        ========         =======
Total Return (%)........................................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................        1.05 (c)        0.95            0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to average net assets (%)        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............................          24 (c)          24              21 (c)
Net assets, end of period (000).........................      $    1        $223,228         $42,132

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                           Jennison Growth Portfolio

                                                                                      Class A         Class B
                                                                                   --------------  --------------
                                                                                   May 1, 2002(a)  May 1, 2002(a)
                                                                                      through         through
                                                                                    December 31,    December 31,
                                                                                        2002            2002
                                                                                   --------------  --------------
Net Asset Value, Beginning of Period..............................................    $  10.00        $ 10.00
                                                                                      --------        -------
Income From Investment Operations
Net investment income.............................................................        0.02           0.00
Net realized and unrealized gain (loss) on investments............................       (2.31)         (2.30)
                                                                                      --------        -------
    Total from investment operations..............................................       (2.29)         (2.30)
                                                                                      --------        -------
Net Asset Value, End of Period....................................................    $   7.71        $  7.70
                                                                                      ========        =======
Total Return (%)..................................................................       (22.9)(b)      (23.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)       0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.68 (c)       0.93 (c)
Ratio of net investment income to average net assets (%)..........................        0.31 (c)       0.06 (c)
Portfolio turnover rate (%).......................................................          82 (c)         82 (c)
Net assets, end of period (000)...................................................    $283,320        $57,259

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Harris Oakmark Focused Value Portfolio


                                                                                             Class A
                                                                         -----------------------------------------------
                                                                                     Year Ended December 31,
                                                                         -----------------------------------------------
                                                                           2002      2001      2000     1999      1998
                                                                         --------  --------  -------- --------  --------
Net Asset Value, Beginning of Period.................................... $ 186.12  $ 146.67  $ 121.71 $ 122.85  $ 170.59
                                                                         --------  --------  -------- --------  --------
Income From Investment Operations
Net investment income...................................................     0.27      0.42      1.15     1.36      1.09
Net realized and unrealized gain (loss) on investments..................   (16.70)    40.09     23.81    (0.97)   (11.41)
                                                                         --------  --------  -------- --------  --------
    Total from investment operations....................................   (16.43)    40.51     24.96     0.39    (10.32)
                                                                         --------  --------  -------- --------  --------
Less Distributions
Distributions from net investment income................................    (0.36)    (1.06)     0.00    (1.36)    (1.09)
Distributions in excess of net investment income........................     0.00      0.00      0.00    (0.17)     0.00
Distributions from net realized capital gains...........................     0.00      0.00      0.00     0.00    (36.08)
Distributions in excess of net realized capital gains...................     0.00      0.00      0.00     0.00     (0.25)
                                                                         --------  --------  -------- --------  --------
    Total distributions.................................................    (0.36)    (1.06)     0.00    (1.53)   (37.42)
                                                                         --------  --------  -------- --------  --------
Net Asset Value, End of Period.......................................... $ 169.33  $ 186.12  $ 146.67 $ 121.71  $ 122.85
                                                                         ========  ========  ======== ========  ========
Total Return (%)........................................................     (8.8)     27.8      20.5      0.3      (5.5)
Ratio of operating expenses to average net assets before expense
 reductions (%).........................................................     0.82      0.87      0.90     0.88      0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).....................................................     0.82      0.84        --       --        --
Ratio of net investment income to average net assets (%)................     0.22      0.43      0.98     1.08      0.66
Portfolio turnover rate (%).............................................       11        28       143      119       171
Net assets, end of period (000)......................................... $438,359  $370,959  $139,518 $109,280  $112,997
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)..........       --        --      0.96       --      0.90

                                                                        Class B                        Class E
                                                           ------------------------------    ------------------------
                                                            Year Ended  February 20, 2001(a)  Year Ended  May 1, 2001(a)
                                                           December 31,       through        December 31,    through
                                                               2002         December 31,         2002      December 31,
Net Asset Value, Beginning of Period......................   $ 184.25         $159.20          $185.17       $164.26
                                                             --------         -------          -------       -------
Income From Investment Operations
Net investment income.....................................       0.16            0.01             0.25          0.02
Net realized and unrealized gain (loss) on investments....     (16.83)          25.04           (16.85)        20.89
                                                             --------         -------          -------       -------
    Total from investment operations......................     (16.67)          25.05           (16.60)        20.91
                                                             --------         -------          -------       -------
Less Distributions
Distributions from net investment income..................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
    Total distributions...................................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
Net Asset Value, End of Period............................   $ 167.26         $184.25          $168.22       $185.17
                                                             ========         =======          =======       =======
Total Return (%)..........................................       (9.1)          15.7 (b)          (9.0)        12.7 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)...................................       1.07           1.12 (c)          0.97         1.02 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)...............................       1.07           1.09 (c)          0.97         0.99 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................      (0.06)          0.02 (c)          0.05         0.09 (c)
Portfolio turnover rate (%)...............................         11             28 (c)            11           28 (c)
Net assets, end of period (000)...........................   $140,273         $24,082          $74,818       $10,416

--------
(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

                                     MetLife Stock Index Portfolio
                                     Janus Mid Cap Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................  3
Section II--Information about each Portfolio...............................  6
Section III--Other Information about the Fund.............................. 21
Financial Highlights....................................................... 23

                       Information about each Portfolio
                       --------------------------------
MetLife Stock Index Portfolio..............................................  8
Janus Mid Cap Portfolio.................................................... 16

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Two of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

The MetLife Stock Index Portfolio is a "diversified" fund. The Janus Mid Cap Portfolio is a "non-diversified" fund. This means that the Janus Mid Cap Portfolio may hold fewer securities than the MetLife Stock Index Portfolio. If the stocks held by the Janus Mid Cap Portfolio perform poorly, the Portfolio could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities


Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.



The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, the Janus Mid Cap
Portfolio reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which the Janus Mid Cap Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. There is no assurance that the Janus Mid Cap Portfolio will employ a defensive strategy or as to how long the Portfolio may do so. Although a defensive strategy may help insulate the Janus Mid Cap Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent the Janus Mid Cap Portfolio from achieving its investment objective.

Portfolio Turnover

The Janus Mid Cap Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

The Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

MetLife Stock Index Portfolio


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                         Class A Class B Class E
                                                         ------- ------- -------
Management Fees.........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees...................  0.00%   0.25%   0.15%
Other Expenses..........................................  0.06%   0.06%   0.06%
                                                          -----   -----   -----
Total Annual Portfolio Operating Expenses...............  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       One Year Three Years Five Years Ten Years
                                       -------- ----------- ---------- ---------
Class A...............................   $32       $100        $174      $393
Class B...............................   $57       $179        $313      $701
Class E...............................   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio

affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

S&P 500 Index Information

Standard & Poor's sponsors the S&P 500 Index. Standard & Poor's has no responsibility for and does not participate in the management of the Portfolio's assets or sale of the Portfolio's shares. The S&P 500 Index and its associated trademarks and service marks are the exclusive property of Standard
& Poor's. The Fund's
Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship Standard & Poor's has with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2002, this included companies with capitalizations between approximately $1.3 billion and $10.8 billion.

The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Janus Mid Cap Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                        Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                    [CHART]

1998    1999    2000    2001    2002
-----  ------  ------  ------  ------
37.2%  122.9%  -31.2%  -37.3%  -29.0%


During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Portfolio
                               Past One Year Past Five Years    (March 1, 1997)
                               ------------- --------------- ---------------------
Class A.......................    -28.98%        -1.31%              3.20%
Class B*......................    -29.17%        -1.56%              2.95%
Class E*......................    -23.05%        -1.46%              3.05%
S&P MidCap 400 Index..........    -14.52%         6.41%             10.10%
Russell Midcap Growth Index**.    -27.41%        -1.82%              1.56%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
** In the future, the Portfolio's performance will be compared to the Russell
   Midcap Growth Index instead of the S&P MidCap 400 Index. The Portfolio's subadviser believes that the Russell Midcap Growth Index better reflects the universe of mid cap stocks.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.69%   0.69%   0.69%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................  0.06%   0.06%   0.06%
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....  0.75%   1.00%   0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................   $ 77      $240        $417     $  930
Class B.......................   $102      $318        $552     $1,225
Class E.......................   $ 92      $287        $498     $1,108

                                                        Janus Mid Cap Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

                                                        Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2002, Janus managed approximately $138 billion in assets. Janus is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

Jonathan D. Coleman, Executive Vice President, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1995 as a research analyst.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.69% of the Portfolio's average daily net assets.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or

(b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because the Janus Mid Cap Portfolio may hold securities that are traded on foreign exchanges (that trade on weekends or other days when the Portfolio does not price its shares), the value of such securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

Currently, each Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         MetLife Stock Index Portfolio

                                                                                       Class A
                                                             ----------------------------------------------------------
                                                                               Year Ended December 31,
                                                             ----------------------------------------------------------
                                                                2002        2001        2000        1999        1998
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period........................ $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                             ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income.......................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on investments......      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                             ----------  ----------  ----------  ----------  ----------
    Total from investment operations........................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                             ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income....................      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains...............      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                             ----------  ----------  ----------  ----------  ----------
    Total distributions.....................................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.............................. $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                             ==========  ==========  ==========  ==========  ==========
Total Return (%)............................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%).......       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net assets (%)....       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%).................................          7           5           7           9          15
Net assets, end of period (000)............................. $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                          January 2, 2001(a)              May 1, 2001(a)
                                                              Year Ended       through        Year Ended     through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on investments......     (6.90)          (3.45)          (7.06)        (2.91)
                                                               -------         -------         -------        ------
    Total from investment operations........................     (6.67)          (3.28)          (6.75)        (2.91)
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains...............     (0.22)          (0.31)          (0.22)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.44)          (0.40)          (0.45)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                               =======         =======         =======        ======
Total Return (%)............................................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net assets (%).......      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net assets (%)....      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%).................................         7               5 (c)           7             5 (c)
Net assets, end of period (000).............................   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                            Janus Mid Cap Portfolio

                                                                               Class A
                                                       ------------------------------------------------------
                                                                       Year Ended December 31,
                                                       ------------------------------------------------------
                                                         2002       2001        2000        1999       1998
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period.................. $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                       --------  ----------  ----------  ----------  --------
Income From Investment Operations
Net investment income (loss)..........................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
Net realized and unrealized gain (loss) on investments    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                       --------  ----------  ----------  ----------  --------
    Total from investment operations..................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                       --------  ----------  ----------  ----------  --------
Less Distributions
Distributions from net investment income..............     0.00        0.00        0.00        0.00      0.00
Distributions from net realized capital gains.........     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
    Total distributions...............................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                       --------  ----------  ----------  ----------  --------
Net Asset Value, End of Period........................ $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                       ========  ==========  ==========  ==========  ========
Total Return (%)......................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%).     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net
 assets (%)...........................................    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)...........................       78         105         118         103       107
Net assets, end of period (000)....................... $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                       Class B                       Class E
                                           ---------------------------     -----------------------
                                                        January 2, 2001(a)              May 1, 2001(a)
                                            Year Ended       through        Year Ended     through
                                           December 31,    December 31,    December 31,  December 31,
                                               2002            2001            2002          2001
                                           ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period          $14.50         $ 21.47          $14.58        $19.02
                                              ------         -------          ------        ------
Income From Investment Operations
Net investment income (loss)..............     (0.06)          (0.04)          (0.01)         0.00
Net realized and unrealized gain (loss) on
 investments..............................     (4.17)          (6.93)          (4.24)        (4.44)
                                              ------         -------          ------        ------
    Total from investment operations......     (4.23)          (6.97)          (4.25)        (4.44)
                                              ------         -------          ------        ------
Net Asset Value, End of Period............    $10.27         $ 14.50          $10.33        $14.58
                                              ======         =======          ======        ======
Total Return (%)..........................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net
 assets (%)...............................      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)...............        78             105 (c)          78           105 (c)
Net assets, end of period (000)...........    $9,037         $12,334          $3,605        $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

                         MetLife Stock Index Portfolio

                 State Street Research Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................  3
Section II--Information about each Portfolio...............................  4
Section III--Other Information about the Fund.............................. 15
Financial Highlights....................................................... 17

                       Information about each Portfolio
                       --------------------------------
MetLife Stock Index Portfolio..............................................  5
State Street Research Money Market Portfolio............................... 10

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios, which offers Class A, Class B and Class E shares. Two of these portfolios (the "Portfolios") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Investment Percentage Requirements

The Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments. Unless otherwise indicated, these percentage requirements apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................    -22.32%        -0.84%          8.96%
Class B*......................    -22.52%        -1.09%          8.71%
Class E*......................    -22.41%        -0.99%          8.81%
S&P 500 Index.................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                  MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.06%   0.06%   0.06%
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A   $32       $100        $174      $393
               Class B   $57       $179        $313      $701
               Class E   $47       $148        $258      $579

MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.



A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                  MetLife Stock Index Portfolio



Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

S&P 500 Index Information

Standard & Poor's sponsors the S&P Index. Standard & Poor's has no responsibility for and does not participate in the management of the Portfolio's assets or sale of the Portfolio's shares. The S&P 500 Index and its associated trademarks and service marks are the exclusive property of Standard & Poor's. The Fund's Statement of Additional Information ("SAI") contains a more detailed description of the limited relationship Standard & Poor's has with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                   State Street Research Money Market Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

                                   State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Money Market Portfolio



  Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher transaction costs.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for MetLife Stock Index Portfolio ("MetLife Stock Index") is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the State Street Research Money Market Portfolio ("Money Market Portfolio") is valued at amortized cost. The portfolio securities of MetLife Stock Index normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  MetLife Stock Index

Currently, MetLife Stock Index annually pays as dividends substantially all net investment income (including any short-term capital gains). The MetLife Stock Index also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. MetLife Stock Index may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause the Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires MetLife Stock Index to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, MetLife Stock Index must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of MetLife Stock Index are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio of the Fund is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the

Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         MetLife Stock Index Portfolio

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on
 investments.........................................      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                      ----------  ----------  ----------  ----------  ----------
    Total from investment operations.................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income.............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                      ----------  ----------  ----------  ----------  ----------
    Total distributions..............................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period....................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net
 assets (%)..........................................       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..........................          7           5           7           9          15
Net assets, end of period (000)...................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                          Class B                       Class E
                                              ---------------------------     -----------------------
                                                           January 2, 2001(a)              May 1, 2001(a)
                                               Year Ended       through        Year Ended     through
                                              December 31,    December 31,    December 31,  December 31,
                                                  2002            2001            2002          2001
                                              ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period.........   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                -------         -------         -------        ------
Income From Investment Operations
Net investment income........................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on
 investments.................................     (6.90)          (3.45)          (7.06)        (2.91)
                                                -------         -------         -------        ------
    Total from investment operations.........     (6.67)          (3.28)          (6.75)        (2.91)
                                                -------         -------         -------        ------
Less Distributions
Distributions from net investment income.....     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains     (0.22)          (0.31)          (0.22)         0.00
                                                -------         -------         -------        ------
    Total distributions......................     (0.44)          (0.40)          (0.45)         0.00
                                                -------         -------         -------        ------
Net Asset Value, End of Period...............   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                =======         =======         =======        ======
Total Return (%).............................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..............   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

                         METLIFE STOCK INDEX PORTFOLIO

                            PROSPECTUS MAY 1, 2003

                               Table of Contents

                 Overview of Metropolitan Series Fund, Inc. 1
                 MetLife Stock Index Portfolio............. 2
                 Other Information about the Fund.......... 7
                 Financial Highlights...................... 9

Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios (the "Portfolios"), which offers Class A, Class B and Class E shares. One of these Portfolios, the MetLife Stock Index Portfolio, is offered through this Prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.


A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the MetLife Stock Index Portfolio ("MetLife Stock Index" or the "Portfolio") is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). This investment objective may be changed without shareholder approval. There is no assurance that the Portfolio will achieve its investment objective. Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                                  MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------  ------
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%  -22.3%


During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                    Past One Year Past Five Years Past Ten Years
                                    ------------- --------------- --------------
Class A............................    -22.32%        -0.84%          8.96%
Class B*...........................    -22.52%        -1.09%          8.71%
Class E*...........................    -22.41%        -0.99%          8.81%
S&P 500 Index......................    -22.09%        -0.58%          9.34%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                         Class A Class B Class E
                                                         ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price).........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)................................................  None    None    None

MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................  0.06%   0.06%   0.06%
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........  0.31%   0.56%   0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $32       $100        $174      $393
Class B............................   $57       $179        $313      $701
Class E............................   $47       $148        $258      $579

                                                  MetLife Stock Index Portfolio

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Securities Lending

The Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio

Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes the Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Statement of Additional Information

MetLife Stock Index may invest in securities and engage in certain investment practices not discussed in this prospectus. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the prospectus to receive a free copy of the SAI.

S&P 500 Index Information

Standard & Poor's sponsors the S&P 500 Index. Standard & Poor's has no responsibility for and does not participate in the management of the Portfolio's assets or sale of the Portfolio's shares. The S&P 500 Index and its associated trademarks and service marks are the exclusive property of Standard & Poor's. The SAI contains a more detailed description of the limited relationship Standard & Poor's has with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "Index Sponsors" in the SAI.

                       Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or
(c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

MetLife Stock Index determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for the Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by MetLife Stock Index are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to Metropolitan Life, the subadviser of MetLife Stock Index.

Dividends and Capital Gain Distributions

Currently, MetLife Stock Index annually pays as dividends substantially all net investment income (including any short-term capital gains). The Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. MetLife Stock Index may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause the Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires MetLife Stock Index to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, the Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of MetLife Stock Index are automatically reinvested in additional shares of the Portfolio.

Taxes

Each Portfolio of the Fund is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates.

In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of MetLife Stock Index for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         MetLife Stock Index Portfolio

                                                                                       Class A
                                                             ----------------------------------------------------------
                                                                               Year Ended December 31,
                                                             ----------------------------------------------------------
                                                                2002        2001        2000        1999        1998
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period........................ $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                             ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net investment income.......................................       0.35        0.33        0.34        0.37        0.37
Net realized and unrealized gain (loss) on investments......      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                             ----------  ----------  ----------  ----------  ----------
    Total from investment operations........................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                             ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions from net investment income....................      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
Distributions from net realized capital gains...............      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                             ----------  ----------  ----------  ----------  ----------
    Total distributions.....................................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.............................. $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                             ==========  ==========  ==========  ==========  ==========
Total Return (%)............................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%).......       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net assets (%)....       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%).................................          7           5           7           9          15
Net assets, end of period (000)............................. $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                                         Class B                       Class E
                                                             ---------------------------     -----------------------
                                                                          January 2, 2001(a)              May 1, 2001(a)
                                                              Year Ended       through        Year Ended     through
                                                             December 31,    December 31,    December 31,  December 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period........................   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                               -------         -------         -------        ------
Income From Investment Operations
Net investment income.......................................      0.23            0.17            0.31          0.00
Net realized and unrealized gain (loss) on investments......     (6.90)          (3.45)          (7.06)        (2.91)
                                                               -------         -------         -------        ------
    Total from investment operations........................     (6.67)          (3.28)          (6.75)        (2.91)
                                                               -------         -------         -------        ------
Less Distributions
Distributions from net investment income....................     (0.22)          (0.09)          (0.23)         0.00
Distributions from net realized capital gains...............     (0.22)          (0.31)          (0.22)         0.00
                                                               -------         -------         -------        ------
    Total distributions.....................................     (0.44)          (0.40)          (0.45)         0.00
                                                               -------         -------         -------        ------
Net Asset Value, End of Period..............................   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                               =======         =======         =======        ======
Total Return (%)............................................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net assets (%).......      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net assets (%)....      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%).................................         7               5 (c)           7             5 (c)
Net assets, end of period (000).............................   $88,517         $17,421         $25,624        $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

                 STATE STREET RESEARCH MONEY MARKET PORTFOLIO

                            PROSPECTUS MAY 1, 2003
                               Table of Contents

Overview of Metropolitan Series Fund, Inc..................................  1
State Street Research Money Market Portfolio...............................  2
Other Information about the Fund...........................................  8
Financial Highlights....................................................... 11




The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios (the "Portfolios"), which offers Class A, Class B and Class E shares. One of these Portfolios, the State Street Research Money Market Portfolio, is offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the State Street Research Money Market Portfolio ("Money Market Portfolio" or the "Portfolio") is a high level of current income consistent with preservation of capital. This investment objective may be changed without shareholder approval. There is no assurance that the Portfolio will achieve its investment objective.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                   State Street Research Money Market Portfolio



   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%  1.4%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.33% for the fourth quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................     1.43%          4.34%          4.47%
Class B*......................     1.17%          4.09%          4.22%
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....     1.68%          4.07%          4.33%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

                                   State Street Research Money Market Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.35%   0.35%   0.35%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.08%   0.08%   0.08%
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............  0.43%   0.68%   0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $44       $138        $241      $542
Class B............................   $69       $218        $379      $847
Class E............................   $59       $186        $324      $726

State Street Research Money Market Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                   State Street Research Money Market Portfolio



  Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher transaction costs.

  Securities Lending

The Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes the Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $39.6 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

Statement of Additional Information

The Money Market Portfolio may invest in securities and engage in certain investment practices not discussed in this prospectus. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the prospectus to receive a free copy of the SAI.

                       Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

The Money Market Portfolio's name and investment objective are very similar to a publicly available mutual fund managed by State Street Research. The Money Market Portfolio is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

The Money Market Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio is valued at amortized cost. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to State Street Research, the subadviser of the Money Market Portfolio.

Dividends and Capital Gain Distributions

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Taxes

Each Portfolio of the Fund is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of the Portfolio for the past 5 years. Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                 State Street Research Money Market Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net investment income...................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
    Total from investment operations....................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions from net investment income................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
    Total distributions.................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   Class B
                                                         -----------------------
                                                             Year     May 1, 2001(a)
                                                            Ended        through
                                                         December 31,  December 31,
                                                             2002          2001
                                                         ------------ --------------
Net Asset Value, Beginning of Period....................   $100.00       $100.00
                                                           -------       -------
Income From Investment Operations
Net investment income...................................      1.16          1.95
                                                           -------       -------
    Total from investment operations....................      1.16          1.95
                                                           -------       -------
Less Distributions
Distributions from net investment income................     (1.16)        (1.95)
                                                           -------       -------
    Total distributions.................................     (1.16)        (1.95)
                                                           -------       -------
Net Asset Value, End of Period..........................   $100.00       $100.00
                                                           =======       =======
Total Return (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

                        RUSSELL 2000(R) INDEX PORTFOLIO

                            PROSPECTUS MAY 1, 2003
                               Table of Contents

Overview of Metropolitan Series Fund, Inc..................................  1
Russell 2000 Index Portfolio...............................................  2
Other Information about the Fund...........................................  8
Financial Highlights....................................................... 10




The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-six separate investment portfolios (the "Portfolios"), which offers Class A, Class B and Class E shares. One of these Portfolios, the Russell 2000 Index Portfolio, is offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

                        Russell 2000(R) Index Portfolio

Investment Objective

The investment objective of the Russell 2000 Index Portfolio ("Russell 2000 Portfolio" or the "Portfolio") is to equal the return of the Russell 2000 Index. This investment objective may be changed without shareholder approval. There is no assurance that the Portfolio will achieve its investment objective. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors

                                                Russell 2000(R) Index Portfolio


to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000(R) Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

                                     [CHART]

1999   2000   2001   2002
-----  -----  ----  ------
22.7%  -3.8%  0.9%  -20.5%


During the period shown above, the highest quarterly return was 20.03% for the fourth quarter of 2001, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                              Past One Year  (November 1, 1998)
                                              ------------- ---------------------
Class A......................................    -20.48%            -0.03%
Class B*.....................................    -20.62%            -0.28%
Class E*.....................................    -20.58%            -0.18%
Russell 2000 Index...........................    -20.48%             1.66%

--------
* Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

                                                Russell 2000(R) Index Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.24%   0.24%   0.24%
                                                         ----    ----    ----
Total Annual Portfolio Operating Expenses..............  0.49%   0.74%   0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $50       $157        $274      $616
Class B............................   $76       $237        $411      $918
Class E............................   $65       $205        $357      $798

Russell 2000(R) Index Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Securities Lending

The Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                                Russell 2000(R) Index Portfolio


Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes the Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, Metropolitan Life managed approximately $3.7 billion in assets for the Fund. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

Statement of Additional Information

The Russell 2000 Portfolio may invest in securities and engage in certain investment practices not discussed in this prospectus. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the prospectus to receive a free copy of the SAI.

Russell 2000 Index Information

The Frank Russell Company (the "Russell Company") sponsors the Russell 2000 Index. The Russell Company has no responsibility for and do not participate in the management of the Portfolio's assets or sale of the Portfolio's shares. The Russell 2000 Index and its associated trademarks and service marks are the exclusive property of the Russell Company. The SAI contains a more detailed description of the limited relationship the Russell Company has with Metropolitan Life and the Fund.

                       Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or
(c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

The Russell 2000 Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for the Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Russell 2000 Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to Metropolitan Life, the subadviser of the Russell 2000 Portfolio.

Dividends and Capital Gain Distributions

Currently, the Russell 2000 Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). The Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. The Russell 2000 Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause the Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires the Russell 2000 Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, the Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of the Russell 2000 Portfolio are automatically reinvested in additional shares of the Portfolio.

Taxes

Each Portfolio of the Fund is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of the Russell 2000 Portfolio for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                         Russell 2000 Index Portfolio

                                                                   Class A
                                         -------------------------------------------------------
                                                                                 November 9, 1998(a)
                                                 Year Ended December 31,               through
                                         --------------------------------------     December 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
Net Asset Value, Beginning of Period.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
Income From Investment Operations
Net investment income...................     0.08      0.10      0.11      0.08           0.02
Net realized and unrealized gain (loss)
 on investments.........................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
    Total from investment operations....    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
Less Distributions
Distributions from net investment income    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
Distributions from net realized capital
 gains..................................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
    Total distributions.................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
Net Asset Value, End of Period.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
Total Return (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     Class B                       Class E
                                         ---------------------------     -----------------------
                                             Year     January 2, 2001(a)     Year     May 1, 2001(a)
                                            Ended          through          Ended        through
                                         December 31,    December 31,    December 31,  December 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
Net Asset Value, Beginning of Period....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
Income From Investment Operations
Net investment income...................      0.05            0.06            0.07          0.01
Net realized and unrealized gain (loss)
 on investments.........................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
    Total from investment operations....     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
Less Distributions
Distributions from net investment income     (0.04)          (0.03)          (0.05)         0.00
Distributions from net realized
 capital gains..........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
    Total distributions.................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
Net Asset Value, End of Period..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
Total Return (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --            0.81 (c)          --          0.71 (c)

--------
(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 638-7732.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.